UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22613

Jackson Variable Series Trust

(Exact name of registrant as specified in charter)

1 Corporate Way, Lansing, Michigan, 48951

(Address of principal executive offices) (Zip code)

Mark D. Nerud

Jackson National Asset Management, LLC

225 West Wacker Drive, Suite 1200

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 338-5800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.

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This report is for the general information of qualified plan participants, as well as contract/policy owners of the PerspectiveSM, Perspective II®, Perspective AdvisorsSM, Perspective Advisory, Perspective Advisors IISM, Perspective Advisory IISM, Perspective L Series, Perspective Rewards®, Perspective AdvantageSM, Perspective Focus®, Fifth Third Perspective, Elite Access®, Elite Access AdvisorySM, Perspective II (New York), Perspective Advisors II (New York), Perspective L Series (New York), Perspective Advisors (New York), Perspective Focus (New York), Perspective Rewards (New York), Private Wealth ShieldSM, and Elite Access (New York). Not all the portfolios are available in all of the products. Jackson is the marketing name for Jackson National Life Insurance Company (Home Office: Lansing, Michigan) and Jackson National Life Insurance Company of New York® (Home Office: Purchase, New York). Issued by Jackson National Life Insurance Company 1 Corporate Way, Lansing, Ml 48951

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Dear Client:

If you are a current member of a household with multiple variable products, and have not instructed Jackson otherwise, you currently receive only one copy of the following general documents: Prospectus, Annual and Semi-Annual Report, and other documents as permitted under applicable federal laws relating to Jackson’s variable products and their underlying investment options.

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Variable Products issued by Jackson National Life Insurance Company® and distributed by Jackson National Life Distributors LLC, member FINRA. 800/873-5654

Jackson Variable Series Trust

December 31, 2017

President’s Letter

Dear Investor,

Enclosed is the annual report for the Jackson Variable Series Trust for the year ended December 31, 2017, together with Management’s Discussion of Fund Performance for each of the Funds.

Looking back on the year, it’s hard to imagine a better period for stocks than what investors saw in 2017. The S&P 500 Index (“S&P 500”) gained more than 20%, with international stocks up even more led by soaring emerging markets. More importantly, those results came with historically low volatility. Domestic stocks went the entire year without a 5% or more correction—something that happens roughly three times a year on average—with the last such correction in June 2016 leading up to the UK Brexit vote. Through March 2017, the S&P 500 went 109 days without even a 1% decline, the longest such streak since 1995. Although it’s been difficult to attribute this steady march higher to investor euphoria (that’s reserved for the Bitcoin mania that took hold at the end of the year), the extent of the market rise gives investors a reason to pause and think about how long this can go on and how it might impact one’s portfolio.

To be sure, there has been strong economic support for the rise in stocks. The recovery from the 2008 Global Financial Crisis has been long and slow compared with past recoveries, but 2017 offered investors signs of the healthy, sustained economic upswing they’ve been waiting for. Gross Domestic Product (“GDP”) growth topped 3% for the first time in years and corporate earnings per share jumped roughly 10% after three years of flat earnings. Driving much of that has been a sea change in the perceived punitive regulatory environment coming out of Washington that has mollified business concerns about the future, while tax reform legislation passed near the end of the year has the potential to unleash the so-called animal spirits of the economy to sustain the recovery for years to come.

That’s not to say that there’s nothing to worry about. Valuations across most asset classes are above their historical averages. Despite previously tepid economic growth, stocks and other risk assets were propelled for years by extraordinarily easy monetary policy from the U.S. Federal Reserve (“Fed”) that included a near zero interest rate environment and actively buying Treasury bonds and mortgage-backed securities to actively drive market demand in what was known as Quantitative Easing (“QE”). While that may have helped to sustain the economy enough to get where we are today, the Fed has begun the process of reversing these policies by normalizing rates from extreme lows and unwinding QE. This has never been done before. Tax cuts have never been initiated at this stage of an economic recovery. Inflation has remained dormant for decades, but it is not necessarily destined to remain so. Taken together, there are some unknowns on the horizon.

Not every area of the market participated fully in the gains from 2017. Small-cap stocks underperformed large-caps. Value-oriented stocks lagged growth throughout the year. Alternative strategies didn’t come close to matching equity returns. Valuations for foreign developed markets and emerging markets are considered more attractive than in the U.S. Tax reform and the Fed’s rising short-term interest rates and unwinding of its balance sheet are viewed as bond unfriendly, yet Treasury Inflation-Protected Securities (“TIPS”) and emerging markets debt rallied through the end of the year.

At Jackson, we seek to offer investors the building blocks for creating well diversified portfolios, and the freedom to do so however they see fit. We offer a wide array of Funds across asset classes and investment styles that allows investors to build portfolios that suit their individual risk tolerance and goals. We seek best-of-breed Sub-Advisers that we think represent not only the finest organizations in the industry, but offer unique investment approaches able to persistently meet our expectations. We offer both passive and actively-managed options as we recognize the strengths and weaknesses of each approach can complement the other. These many traits all support and benefit from diversification to allow for the creation of a portfolio suited to any kind of investor.

Making predictions is usually a fool’s game, but based on history the likeliest call to make is that 2018 is going to be more volatile than 2017. The lesson learned from past periods of turbulence is that it pays to be prepared, not only in terms of portfolio diversification but also mentally. If one anticipates the possibility of greater volatility or a significant correction, investors are more likely to stay the course and act prudently.

Thank you for choosing Jackson for your investment needs.

Mark D. Nerud

President and Chief Executive Officer

Jackson Variable Series Trust

1

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2017

Domestic Equity		Developed International Equity
S&P 500 Index	21.83%	MSCI All Country World ex-USA Index (Net)	27.19%
Russell 1000 Index	21.69	MSCI EAFE Index (Net)	25.03
Russell 2000 Index	14.65
Russell 3000 Index	21.13	Emerging Markets
		MSCI Emerging Markets Index (Net)	37.28%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	7.40%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	Bloomberg Commodity Index	1.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50	FTSE EPRA/NAREIT Developed Index	11.42

		Alternative Strategy
		Wilshire Liquid Alternative Index	5.08%

Domestic Equity: U.S. stocks seemed only to go up in 2017, as all major broad market indices posted double digit gains for the year amid a low volatility market environment. The large cap oriented S&P 500 Index rose in each calendar month of the year for the first time in its history in delivering gains of more than 20%. Small- and mid-cap stocks were relatively staid in comparison, while domestic equities in general trailed foreign stocks, especially emerging markets, for the full year. Growth stocks outperformed value oriented names, dominating returns for the first eight months before a rally towards the end of the year led by financials and retailers gave value a modest boost. Markets largely tuned out geopolitical risks abroad and political uncertainty at home to focus on improved corporate earnings and signs of a synchronized global economic recovery. The expectation and ultimate passage, of tax reform legislation during the fourth quarter gave stocks another jolt leading to heightened outlooks for 2018. Still, some caution may be warranted as the U.S. Federal Reserve (“Fed”) unwinds its balance sheet and plans to further increase interest rates and as of December 31, 2017 the U.S. stock market approached a record length of time without a 10% correction amid record low volatility potentially a sign of growing complacency among investors.

Fixed Income: U.S. bonds delivered solid returns overall despite continued Fed interest rate increases and the beginning of the unwinding of its balance sheet after years of quantitative easing bond purchases. In many respects, however, it was a tale of two markets as government and short term bonds those most sensitive to increases in the Fed’s Funds rate lagged more credit- and yield-oriented issues as investors continued in their quest for higher yielding securities. Adding to this disparity was a weaker U.S. Dollar which, in combination with signs of life from the global economy, helped to fuel a rally in foreign bonds. Indeed, global bonds delivered roughly double the return of U.S. bonds during the year, with higher yielding emerging markets debt among the leading sectors. The expectation of further Fed interest rate hikes in 2018 and the passage of tax reform legislation, which may spark higher economic growth and higher interest rates, has some analysts pondering the end of more than 30 years of generally declining interest rates, the so called bond secular bull market. Thus, investors have reason to be cautious of a potential low total return environment for bonds as well.

Developed International Equity: International stocks soared out of the gate in 2017 on the back of stronger economic data in Europe and a weaker U.S. Dollar in outperforming U.S. equities for the full year. Initial concerns about populist political movements in Europe quickly faded as there was no repeat of Brexit in France, Germany, or anywhere else, while continued easy monetary policy from the European Central Bank and improved economic news solidified sentiment for a unified Europe. Signs of economic improvement were also evident in Japan, where central bankers stepped back from a failed experiment with negative interest rates that appeared to undercut the ability of banks and the financial system to operate normally.

Emerging Markets: Emerging market (“EM”) bonds and equities were the standout asset class in 2017. EM equities gained more than 37% overall on the year, while EM debt was up more than 7.5%. A weaker U.S. Dollar served as a form of stimulus in the shape of easier debt payments in regions where much of the debt is dollar denominated. Healthier end markets in Europe and the U.S. helped economic activity as well. Even as the rally appeared to be petering out towards the end of the year, a surge in the price of oil and energy markets boosted several oil rich emerging economies such as Brazil and Russia.

Alternative Assets: Alternative assets posted gains in 2017, but generally struggled relative to equities. The continued lack of increased inflation kept a lid on commodity prices for much of the year, with only a surge in oil prices in the fourth quarter hinting at a more favorable outlook. Infrastructure related assets performed better and energy assets received a boost from the rise in expectations and oil prices towards the end. Domestic real estate was the notable laggard in the face of a rising interest rate environment in the U.S., while globally real estate lagged equities by a wide margin.

Alternative Strategy: Alternative investment strategies beat fixed income but severely lagged equities as the Wilshire Liquid Alternative Index returned a relatively tepid 5.08% in 2017. Equity hedged strategies did the best out of the group, though still managed only single digit returns, as they benefitted from equity exposure in general. The relative value, global macro and event driven segments all underperformed the broader index as steady returns amid low volatility within equity markets throughout the year detracted from the appeal of alternatives.

2

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Interest Rate Opportunities Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund and JNL Real Assets Fund (collectively “Funds of Funds”) seek to achieve their investment objectives by investing in shares of a diversified group of affiliated Underlying Funds (“Underlying Funds”). The Underlying Funds in which each Fund may invest are a separate series of the JNL Series Trust, JNL Variable Fund LLC, JNL Investor Series Trust and Jackson Variable Series Trust. The Schedules of Investments and Financial Statements for the Underlying Funds are available at www.jackson.com or on the SEC’s website at www.sec.gov.

There were significant changes to several Funds of Funds during the year. The primary change was the reduction in the allocation to alternatives in the JNL Conservative Allocation Fund and JNL Moderate Allocation Fund, which finished the year between 5% and 10% of assets, down from 20%. The underlying alternative strategies were also tailored more specifically to the risk/reward profile of those Funds. In September, several Funds new to the platform were added, including the JNL/Invesco Diversified Dividend Fund and JNL/PIMCO Income Fund.

Within the more thematic Funds, the JNL/AQR Large Cap Relaxed Constraint Equity Fund was added to the JNL Institutional Alt 100 Fund for its higher upside potential. The JNL/Mellon Capital Real Estate Sector Fund was added to both JNL Institutional Alt 100 Fund and JNL Real Assets Fund, with the exposure to the more expansive U.S. market offering greater diversification for the latter Fund. Changes within JNL Interest Rate Opportunities Fund were driven by the addition of JNL/PIMCO Income Fund to the Fund.

JNL Interest Rate Opportunities Fund

Composition as of December 31, 2017:
Alternative	24.0%
Domestic Fixed Income	58.0
Global Fixed Income	12.0
International Fixed Income	6.0
Total Investments	100.0%

The Fund’s investment objective is to seek total return primarily through strategies that invest in fixed income oriented securities, as well as other asset classes and strategies. Effective September 25, 2017, JNAM Guidance – Interest Rate Opportunities Fund’s name was change to JNL Interest Rate Opportunities Fund. Also effective September 25, 2017, the principle investment strategy of the Fund was expanded to include a range of asset allocations. Effective September 25, 2017, the Fund allocates approximately 40% to 80% of its assets to Underlying Funds investing in fixed income securities, 0% to 30% to Underlying Funds investing in equity securities and 20% to 60% to Underlying Funds investing in alternative securities.

For the year ended December 31, 2017, JNL Interest Rate Opportunities Fund outperformed its primary benchmark by posting a return of 4.16% of Class A shares compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund underperformed its blended benchmark return of 5.21% for the 60% Bank of America Merrill Lynch Global High Yield Index, 40% Bank of America Merrill Lynch 3-Month Libor Index.

The Fund underperformed its blended benchmark despite outperforming the broader Bloomberg Barclays U.S. Aggregate Bond Index, as an overweight allocation to the fixed income sleeve significantly lagged the pure high yield index that represents 60% of the Fund’s blended benchmark. Even the non-core and unconstrained fixed income strategies within the sleeve underperformed the return of 8.02% from the Bank of America Merrill Lynch Global High Yield Hedged Index, including JNL/Scout Unconstrained Bond (1.68%), JNL/Franklin Templeton Global Multisector Bond Fund (3.57%) and JNL/Crescent High Income Fund (4.73%). Within the alternatives sleeve, holdings in long short credit strategies lagged as well.

The alternatives sleeve outperformed overall, however, partly offsetting the drag from fixed income. Allocations to global real estate, JNL/Invesco Global Real Estate Fund (10.19%) and JNL/FAMCO Flex Core Covered Call Fund (11.62%), meaningfully boosted returns in what was an otherwise relatively lackluster year for alternatives. A sizeable position in JNL Multi Manager Alternative Fund (6.39%) also contributed positively.

JNL Conservative Allocation Fund

Composition as of December 31, 2017:
Alternative	6.0%
Domestic Balanced	9.7
Domestic Equity	9.0
Domestic Fixed Income	54.0
Emerging Markets Equity	2.0
Global Equity	1.3
Global Fixed Income	7.2
International Equity	5.5
International Fixed Income	5.3
Total Investments	100.0%

The Fund’s investment objective is to seek the generation of income. Effective September 25, 2017, JNAM Guidance Conservative Fund’s name was changed to JNL Conservative Allocation Fund. Also effective September 25, 2017, the principle investment strategy of the Fund was expanded to include a range of asset allocations. Effective September 25, 2017, the Fund allocates approximately 60% to 100% of its assets to Underlying Funds that invest primarily in fixed income securities, 0% to 40% to Underlying Funds that invest in equity securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL Conservative Allocation Fund outperformed its primary benchmark by posting a return of 7.92% of Class A shares compared to 5.73% for the Dow Jones Conservative Index. The Fund outperformed its blended benchmark return of 7.37% for the 20% MSCI All Country World Index (Net), 80% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund outperformed its blended benchmark thanks to a large allocation and outperformance in the fixed income sleeve, aided by decent returns from alternatives. Fixed income benefitted from a slug of emerging market debt and the continued strength of domestic credit and high yield bonds, as holdings such as JNL/PIMCO Credit Income Fund (6.97%) delivered another strong year. Core holdings in JNL/DoubleLine Total Return Fund (4.16%) and JNL/PPM Total Return Fund (4.27%) also outperformed the broader bond market. JNL/Invesco Global Real Estate Fund (10.19%) was the standout within alternatives.

Both the international and domestic equity sleeves underperformed relative to their global equity benchmark. Value oriented domestic managers such as JNL/FPA + DoubleLine Flexible Allocation Fund (11.06%) and JNL/T. Rowe Price Capital Appreciation Fund (14.80%) struggled in a year led by growth stocks. Allocations to small- and mid-cap stocks underperformed as well. An otherwise strong foreign equity allocation, including an emerging markets equity position, was dragged down by a relatively lackluster showing by JNL/Epoch Global Shareholder Yield Fund (16.82%), which suffered from its value and dividend-equity bias.

JNL Moderate Allocation Fund

Composition as of December 31, 2017:
Alternative	6.2%
Domestic Balanced	12.2
Domestic Equity	15.2
Domestic Fixed Income	39.2
Emerging Markets Equity	4.1
Global Equity	3.5
Global Fixed Income	5.4
International Equity	9.0
International Fixed Income	5.2
Total Investments	100.0%

The Fund’s investment objective is to seek a balance between the generation of income and the long term growth of capital. Effective September 25, 2017, JNAM Guidance – Moderate Fund’s name changed to JNL

3

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

Moderate Allocation Fund. Also effective September 25, 2017 the principle investment strategy of the Fund was expanded to include a range of asset allocations. Effective September 25, 2017, the Fund allocates approximately 20% to 60% of its assets to Underlying Funds that invest primarily in equity securities approximately, 40% to 80% to Underlying Funds that invest primarily in fixed income securities and 0% to 20% to Underlying Funds that invest primarily in money market securities.

For the year ended December 31, 2017, JNL Moderate Allocation Fund underperformed its benchmark by posting a return of 10.50% of Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund underperformed its blended benchmark return of 11.32% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund underperformed its blended benchmark owing to relative underperformance in the international and domestic equity sleeves. Value oriented domestic managers such as JNL/FPA + DoubleLine Flexible Allocation Fund (11.06%) and JNL/T. Rowe Price Capital Appreciation Fund (14.80%) struggled in a year led by growth stocks. Allocations to small- and mid-cap stocks underperformed as well. An otherwise strong foreign equity allocation, including an emerging markets equity position, was dragged down by relatively lackluster showings by JNL/Epoch Global Shareholder Yield Fund (16.82%) and JNL/Harris Oakmark Global Equity Fund (22.86%), which lagged from their value bias and U.S. market stake.

Outperformance in the fixed income sleeve boosted returns, while alternatives were flat. Fixed income benefitted from a slug of emerging market debt and the continued strength of domestic credit and high yield bonds, as holdings such as JNL/PIMCO Credit Income Fund (6.97%) delivered another strong year. Core holdings in JNL/DoubleLine Total Return Fund (4.16%) and JNL/PPM Total Return Fund (4.27%) also outperformed the broader bond market. JNL/Invesco Global Real Estate Fund (10.19%) was the standout within alternatives.

JNL Institutional Alt 100 Fund

Composition as of December 31, 2017:
Alternative	100.0%
Total Investments	100.0%

The Fund’s investment objective is to seek long term growth of capital. Prior to September 25, 2017, the Fund could allocate 80% of its assets to the Underlying Funds that invest in non-traditional asset classes. Effective September 25, 2017, JNAM Guidance – Alt 100 Fund’s name changed to JNL Institutional Alt 100 Fund. Also effective September 25, 2017, the principle investment strategy of the Fund was expanded to include a range of asset allocations. Effective September 25, 2017, the Fund allocates approximately 0% to 20% of its assets to Underlying Funds investing in fixed income securities, 0% to 20% to Underlying Funds investing in equity securities and 80% to 100% to Underlying Funds investing in alternative securities.

For the year ended December 31, 2017, JNL Institutional Alt 100 Fund underperformed its benchmark by posting a return of 5.03% of Class A shares compared to 5.08% for the Wilshire Liquid Alternative Index.

Performance was mixed for the year as the Fund slightly underperformed its benchmark. Strategies with higher upside potential, such as JNL/AQR Large Cap Relaxed Constraint Equity Fund (22.98%), a position added during the year, and JNL/Boston Partners Global Long Short Equity Fund (7.68%) added to returns on an absolute basis. Still, despite their equity orientation, alternative strategies mostly lagged alternative assets such as JNL/Invesco Global Real Estate Fund (10.19%) and JNL/Brookfield Global Infrastructure and MLP Fund (9.90%) in terms of absolute returns.

The most notable detractor from performance was JNL/AQR Managed Futures Strategy Fund (-1.30%), which lost ground during the year as historic low volatility within the equity market made it difficult for the trading strategy to exploit opportunities. Overall, strategies that significantly outperformed on a relative basis, JNL/Nicholas Convertible Arbitrage Fund (4.95%) and JNL/Neuberger Berman Currency Fund (2.25%), delivered only modest absolute returns, while those that posted better absolute returns, JNL/Boston Partners Global Long Short Equity Fund and JNL/Invesco Global Real Estate Fund, tended to lag their peers.

JNL Real Assets Fund

Composition as of December 31, 2017:
Alternative	64.3%
Domestic Fixed Income	35.7
Total Investments	100.0%

The Fund’s investment objective is to seek long term real return through an allocation in stocks and other asset classes and strategies. Effective September 25, 2017, JNAM Guidance – Real Assets Fund’s name was changed to JNL Real Assets Fund. Also effective September 25, 2017, the principle investment strategy of the Fund was expanded to include a range of asset allocations. Effective September 25, 2017, the Fund allocates approximately 20% to 50% of its assets to Underlying Funds investing in fixed income securities, 0% to 20% to Underlying Funds investing in equity securities and 40% to 80% to Underlying Funds investing in alternative securities.

For the year ended December 31, 2017, JNL Real Assets Fund outperformed its benchmark by posting a return of 6.26% of Class A shares compared to 3.01% for the Bloomberg Barclays U.S. TIPS Index. The Fund outperformed its blended benchmark return of 5.32% for the 33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Commodity Index, 34% Bloomberg Barclays U.S. TIPS Index.

The Fund outperformed its blended benchmark thanks to outperformance in the commodities sleeve and an allocation to an infrastructure alternatives manager. JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (6.47%) outperformed the Bloomberg Commodity Index by 477 basis points in what was a relatively flat year for most commodities. It was a solid year for gold, however, as JNL/VanEck International Gold Fund (13.40%) widely beat the commodity index. JNL/Brookfield Global Infrastructure and MLP Fund (9.90%) was a positive contributor as an off benchmark allocation in the alternative assets space, despite lagging the broader infrastructure group.

An underweight allocation and underperformance within the real estate sleeve was the primary detractor to performance. JNL/Invesco Global Real Estate Fund (10.19%) lagged its global real estate peers for the year, while an allocation to a pure domestic real estate added mid-year trailed the global market significantly. JNL/BlackRock Global Natural Resources Fund (-2.90%) was a notable individual detractor within commodities, though not enough to offset the strong relative performance by the rest of the sleeve.

4

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Interest Rate Opportunities Fund

†60% Bank of America Merrill Lynch Global High Yield Index, 40% Bank of America Merrill Lynch 3-Month Libor Index.

Average Annual Total Returns
Class A‡		Class I†
1 Year	4.16%	1 Year	N/A
Since Inception	0.86	Since Inception	0.60%
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Conservative Allocation Fund

†20% MSCI All Country World Index (Net), 80% Bloomberg Barclays U.S. Aggregate Bond Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	7.92%	1 Year	N/A
5 Year	3.00	5 Year	N/A
Since Inception	3.59	Since Inception	1.45%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Moderate Allocation Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	10.50%	1 Year	N/A
5 Year	5.94	5 Year	N/A
Since Inception	5.93	Since Inception	2.25%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

5

Funds of Funds Jackson National Asset Management, LLC (Unaudited)

JNL Institutional Alt 100 Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	5.03%	1 Year	N/A
5 Year	1.89	5 Year	N/A
Since Inception	1.99	Since Inception	2.40%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

JNL Real Assets Fund

†33% FTSE EPRA/NAREIT Developed Index, 33% Bloomberg Barclays Commodity Index, 34% Bloomberg Barclays U.S. TIPS Index

Average Annual Total Returns
Class A‡		Class I†
1 Year	6.26%	1 Year	N/A
Since Inception	0.66	Since Inception	2.60%
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Effective April 27, 2015, Jackson National Asset Management assumed responsibility as investment adviser for the Fund.

6

Master Feeder Funds Capital Research and Management Company (Unaudited)

JNL/American Funds Global Growth Fund

Composition as of December 31, 2017:
Global Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds Global Growth Fund outperformed its benchmark by posting a return of 31.19% for Class A shares compared to 23.97% for the MSCI All Country World Index (Net).

The Fund seeks long-term growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Global Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Growth Fund

Composition as of December 31, 2017:
Domestic Equity	100.0%
Total Investments	100.0%

For the year ended December 31, 2017, JNL/American Funds Growth Fund outperformed its benchmark by posting a return of 27.87% for Class A shares compared to 21.83% for the S&P 500 Index.

The Fund seeks growth of capital through exclusive investment in Class 1 shares of American Funds Insurance Series® - Growth FundSM (the “Master Fund”). The performance of the Fund is directly related to the performance of the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments and portfolio manager commentary, are provided separately and should be read in conjunction with the Fund’s financial statements.

JNL/American Funds Global Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	31.19%	1 Year	N/A
Since Inception	11.18	Since Inception	4.88%
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/American Funds Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	27.87%	1 Year	N/A
5 Year	15.71	5 Year	N/A
Since Inception	14.43	Since Inception	7.02%
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

7

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL Interest Rate Opportunities Fund
INVESTMENT COMPANIES 100.0%
Alternative 24.0%
JNL Multi-Manager Alternative Fund - Class I (0.2%) (a)	240	$2,441
JNL/BlackRock Global Long Short Credit Fund - Class I (0.7%) (a)	126	1,220
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (0.7%) (a)	290	2,851
JNL/FAMCO Flex Core Covered Call Fund - Class I (0.7%) (a)	81	1,013
JNL/Invesco Global Real Estate Fund - Class I (0.1%) (a)	101	1,022
JNL/PPM America Long Short Credit Fund - Class I (0.8%) (a)	137	1,220
		9,767
Domestic Fixed Income 58.0%
JNL/Crescent High Income Fund - Class I (0.7%) (a)	451	4,878
JNL/DoubleLine Total Return Fund - Class I (0.2%) (a)	449	4,874
JNL/PIMCO Income Fund - Class I (0.6%) (a)	404	4,065
JNL/PIMCO Real Return Fund - Class I (0.1%) (a)	243	2,444
JNL/PPM America Floating Rate Income Fund - Class I (0.2%) (a)	308	3,252
JNL/Scout Unconstrained Bond Fund - Class I (0.5%) (a)	408	4,065
		23,578
Global Fixed Income 12.0%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (0.3%) (a)	450	4,863
International Fixed Income 6.0%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (0.4%) (a)	219	2,439
Total Investment Companies (cost $40,437)		40,647
Total Investments 100.0% (cost $40,437)		40,647
Other Assets and Liabilities, Net (0.0)%		(13)
Total Net Assets 100.0%		$40,634

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Conservative Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 6.0%
JNL Multi-Manager Alternative Fund - Class I (0.7%) (a)	757	$7,722
JNL/Boston Partners Global Long Short Equity Fund - Class I (0.6%) (a)	348	3,864
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (1.0%) (a)	394	3,872
		15,458
Domestic Balanced 9.7%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (0.4%) (a)	604	7,710
JNL/T. Rowe Price Capital Appreciation Fund - Class I (0.7%) (a)	1,210	17,326
		25,036
Domestic Equity 9.0%
JNL Multi-Manager Mid Cap Fund - Class I (0.4%) (a)	311	3,842
JNL Multi-Manager Small Cap Growth Fund - Class I (0.1%) (a)	47	1,277
JNL Multi-Manager Small Cap Value Fund - Class I (0.1%) (a)	83	1,275
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (0.5%) (a)	514	7,690
JNL/Invesco Diversified Dividend Fund - Class I (1.6%) (a)	869	8,991
		23,075
Domestic Fixed Income 54.0%
JNL/Crescent High Income Fund - Class I (0.9%) (a)	596	6,440
JNL/DoubleLine Total Return Fund - Class I (1.9%) (a)	4,155	45,080
JNL/PIMCO Credit Income Fund - Class I (3.1%) (a)	1,375	16,114
	Shares	Value
JNL/PIMCO Income Fund - Class I (2.2%) (a)	1,406	14,170
JNL/PIMCO Real Return Fund - Class I (0.2%) (a)	385	3,869
JNL/PPM America High Yield Bond Fund - Class I (0.1%) (a)	162	2,575
JNL/PPM America Total Return Fund - Class I (2.7%) (a)	2,854	34,132
JNL/Scout Unconstrained Bond Fund - Class I (2.2%) (a)	1,681	16,746
		139,126
Emerging Markets Equity 2.0%
JNL/GQG Emerging Markets Equity Fund - Class I (0.6%) (a)	246	2,587
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (0.5%) (a)	220	2,629
		5,216
Global Equity 1.3%
JNL/Epoch Global Shareholder Yield Fund - Class I (6.9%) (a)	255	3,221
Global Fixed Income 7.2%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (1.1%) (a)	1,727	18,653
International Equity 5.5%
JNL/Causeway International Value Select Fund - Class I (0.4%) (a)	403	7,111
JNL/WCM Focused International Equity Fund - Class I (0.5%) (a)	492	7,113
		14,224
International Fixed Income 5.3%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (2.5%) (a)	1,215	13,523
Total Investment Companies (cost $253,946)		257,532
Total Investments 100.0% (cost $253,946)		257,532
Other Assets and Liabilities, Net (0.0)%		(81)
Total Net Assets 100.0%		$257,451

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Moderate Allocation Fund
INVESTMENT COMPANIES 100.0%
Alternative 6.2%
JNL Multi-Manager Alternative Fund - Class I (1.4%) (a)	1,408	$14,358
JNL/Boston Partners Global Long Short Equity Fund - Class I (0.8%) (a)	431	4,782
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (1.2%) (a)	486	4,782
JNL/Invesco Global Real Estate Fund - Class I (0.2%) (a)	357	3,615
JNL/Mellon Capital Real Estate Sector Fund - Class I (1.4%) (a)	234	2,398
		29,935
Domestic Balanced 12.2%
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I (1.0%) (a)	1,686	21,526
JNL/T. Rowe Price Capital Appreciation Fund - Class I (1.4%) (a)	2,582	36,974
		58,500
Domestic Equity 15.2%
JNL Multi-Manager Mid Cap Fund - Class I (1.5%) (a)	1,173	14,501
JNL Multi-Manager Small Cap Growth Fund - Class I (0.2%) (a)	133	3,605
JNL Multi-Manager Small Cap Value Fund - Class I (0.2%) (a)	158	2,425
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I (1.4%) (a)	1,284	19,216
JNL/Invesco Diversified Dividend Fund - Class I (3.2%) (a)	1,738	17,972
JNL/Mellon Capital S&P 500 Index Fund - Class I (0.0%) (a)	161	3,610
JNL/T. Rowe Price Established Growth Fund - Class I (0.1%) (a)	263	11,918
		73,247

See accompanying Notes to Financial Statements.

8

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
Domestic Fixed Income 39.2%
JNL/Crescent High Income Fund - Class I (1.7%) (a)	1,065	11,517
JNL/DoubleLine Total Return Fund - Class I (2.6%) (a)	5,720	62,064
JNL/PIMCO Credit Income Fund - Class I (3.9%) (a)	1,734	20,321
JNL/PIMCO Income Fund - Class I (3.4%) (a)	2,132	21,493
JNL/PIMCO Real Return Fund - Class I (0.3%) (a)	715	7,188
JNL/PPM America High Yield Bond Fund - Class I (0.2%) (a)	302	4,784
JNL/PPM America Total Return Fund - Class I (3.1%) (a)	3,297	39,436
JNL/Scout Unconstrained Bond Fund - Class I (2.8%) (a)	2,157	21,484
		188,287
Emerging Markets Equity 4.1%
JNL/GQG Emerging Markets Equity Fund - Class I (1.7%) (a)	690	7,256
JNL/Lazard Emerging Markets Fund - Class I (0.6%) (a)	532	6,127
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I (1.2%) (a)	518	6,190
		19,573
Global Equity 3.5%
JNL/Epoch Global Shareholder Yield Fund - Class I (15.5%) (a)	570	7,198
JNL/Harris Oakmark Global Equity Fund - Class I (0.9%) (a)	797	9,645
		16,843
Global Fixed Income 5.4%
JNL/Franklin Templeton Global Multisector Bond Fund - Class I (1.5%) (a)	2,413	26,060
International Equity 9.0%
JNL/Causeway International Value Select Fund - Class I (1.2%) (a)	1,233	21,742
JNL/WCM Focused International Equity Fund - Class I (1.5%) (a)	1,504	21,743
		43,485
International Fixed Income 5.2%
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I (4.6%) (a)	2,237	24,892
Total Investment Companies (cost $470,269)		480,822
Total Investments 100.0% (cost $470,269)		480,822
Other Assets and Liabilities, Net (0.0)%		(155)
Total Net Assets 100.0%		$480,667

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Institutional Alt 100 Fund
INVESTMENT COMPANIES 100.0%
Alternative 100.0%
JNL Multi-Manager Alternative Fund - Class I (4.8%) (a)	4,918	$50,166
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I (5.0%) (a)	2,509	32,446
JNL/AQR Managed Futures Strategy Fund - Class I (7.4%) (a)	3,670	30,900
JNL/BlackRock Global Long Short Credit Fund - Class I (12.7%) (a)	2,160	20,888
JNL/Boston Partners Global Long Short Equity Fund - Class I (9.4%) (a)	5,279	58,544
JNL/Brookfield Global Infrastructure and MLP Fund - Class I (0.7%) (a)	477	6,689
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I (8.9%) (a)	3,661	35,992
JNL/Invesco Global Real Estate Fund - Class I (1.0%) (a)	1,990	20,157
JNL/Mellon Capital Real Estate Sector Fund - Class I (6.5%) (a)	1,058	10,831
JNL/Neuberger Berman Currency Fund - Class I (9.4%) (a)	751	7,513
JNL/Nicholas Convertible Arbitrage Fund - Class I (8.1%) (a)	1,483	15,019
	Shares	Value
JNL/PPM America Long Short Credit Fund - Class I (8.9%) (a)	1,499	13,367
JNL/Westchester Capital Event Driven Fund - Class I (12.9%) (a)	3,176	31,794
Total Investment Companies (cost $326,793)		334,306
Total Investments 100.0% (cost $326,793)		334,306
Other Assets and Liabilities, Net (0.0)%		(126)
Total Net Assets 100.0%		$334,180

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL Real Assets Fund
INVESTMENT COMPANIES 100.0%
Alternative 64.3%
JNL/BlackRock Global Natural Resources Fund - Class I (0.2%) (a)	155	$1,374
JNL/Brookfield Global Infrastructure and MLP Fund - Class I (0.1%) (a)	86	1,203
JNL/Invesco Global Real Estate Fund - Class I (0.1%) (a)	178	1,808
JNL/Mellon Capital Real Estate Sector Fund - Class I (0.7%) (a)	117	1,194
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I (7.6%) (a)	110	1,234
JNL/VanEck International Gold Fund - Class I (1.6%) (a)	98	1,007
		7,820
Domestic Fixed Income 35.7%
JNL/PIMCO Real Return Fund - Class I (0.2%) (a)	431	4,338
Total Investment Companies (cost $11,846)		12,158
Total Investments 100.0% (cost $11,846)		12,158
Other Assets and Liabilities, Net (0.0)%		(4)
Total Net Assets 100.0%		$12,154

(a)  The Fund's percentage ownership of the underlying affiliated fund at December 31, 2017 is presented parenthetically. The Fund does not invest in the underlying affiliated funds for the purpose of exercising management or control.

JNL/American Funds Global Growth Fund
INVESTMENT COMPANIES 100.0%
Global Equity 100.0%
American Funds Insurance Series - Global Growth Fund - Class 1	5,557	$169,540
Total Investment Companies (cost $151,233)		169,540
Total Investments 100.0% (cost $151,233)		169,540
Other Assets and Liabilities, Net (0.0)%		(50)
Total Net Assets 100.0%		$169,490

JNL/American Funds Growth Fund
INVESTMENT COMPANIES 100.0%
Domestic Equity 100.0%
American Funds Insurance Series - Growth Fund - Class 1	4,812	$374,592
Total Investment Companies (cost $344,280)		374,592
Total Investments 100.0% (cost $344,280)		374,592
Other Assets and Liabilities, Net (0.0)%		(142)
Total Net Assets 100.0%		$374,450

Abbreviations:

CAPE - Cyclically Adjusted Price Earnings
MLP - Master Limited Partnership

See accompanying Notes to Financial Statements.

9

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Long Term Investments in Affiliates

The Funds of Funds invested solely in shares of other affiliated Funds advised by Jackson National Asset Management, LLC. The following table details each Fund's long term investments in affiliates held during the year ended December 31, 2017.

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL Interest Rate Opportunities Fund
JNL Multi-Manager Alternative Fund - Class I	—	2,479	64	—	—	26	2,441	6.0
JNL Multi-Manager Alternative Fund - Class A	2,890	89	3,100	13	96	25	—	—
JNL/BlackRock Global Long Short Credit Fund - Class A	4,965	174	5,190	35	(316)	367	—	—
JNL/BlackRock Global Long Short Credit Fund - Class I	—	2,453	1,252	—	9	10	1,220	3.0
JNL/Crescent High Income Fund - Class A	4,957	287	5,345	114	356	(255)	—	—
JNL/Crescent High Income Fund - Class I	—	4,944	88	—	—	22	4,878	12.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	2,476	37	—	—	—	2,439	6.0
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	2,120	2,157	26	37	—	—	—
JNL/DoubleLine Total Return Fund - Class I	—	4,951	90	—	—	13	4,874	12.0
JNL/DoubleLine Total Return Fund - Class A	5,177	325	5,566	128	20	44	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	2,900	107	—	1	57	2,851	7.0
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	2,890	225	3,102	105	(73)	60	—	—
JNL/FAMCO Flex Core Covered Call Fund - Class A	2,060	189	2,307	79	54	4	—	—
JNL/FAMCO Flex Core Covered Call Fund - Class I	—	2,052	1,091	—	8	44	1,013	2.5
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	5,358	349	5,997	—	(54)	344	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	5,474	524	—	(4)	(83)	4,863	12.0
JNL/Invesco Global Real Estate Fund - Class I	—	2,067	1,089	—	1	43	1,022	2.5
JNL/Invesco Global Real Estate Fund - Class A	2,100	303	2,419	102	(53)	69	—	—
JNL/PIMCO Income Fund - Class I	—	4,094	45	—	—	16	4,065	10.0
JNL/PIMCO Real Return Fund - Class A	2,283	108	2,445	—	55	(1)	—	—
JNL/PIMCO Real Return Fund - Class I	—	2,474	51	—	—	21	2,444	6.0
JNL/PPM America Floating Rate Income Fund - Class I	—	3,296	74	—	—	30	3,252	8.0
JNL/PPM America Floating Rate Income Fund - Class A	3,310	213	3,486	103	(110)	73	—	—
JNL/PPM America Long Short Credit Fund - Class I	—	2,450	1,255	—	10	15	1,220	3.0
JNL/PPM America Long Short Credit Fund - Class A	—	2,609	2,541	99	(68)	—	—	—
JNL/Scout Unconstrained Bond Fund - Class A	5,379	239	5,650	59	191	(159)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	4,136	67	—	—	(4)	4,065	10.0
	41,369	53,476	55,139	863	160	781	40,647	100.0
JNL Conservative Allocation Fund[1]
JNL Multi-Manager Alternative Fund - Class A	5,243	2,747	8,224	28	151	83	—	—
JNL Multi-Manager Alternative Fund - Class I	—	7,989	350	—	2	81	7,722	3.0
JNL Multi-Manager Mid Cap Fund - Class I	—	3,856	247	—	10	223	3,842	1.5
JNL Multi-Manager Mid Cap Fund - Class A	4,800	1,868	7,056	12	623	(235)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	1,288	99	—	5	83	1,277	0.5
JNL Multi-Manager Small Cap Growth Fund - Class A	—	1,574	1,679	—	105	—	—	—
JNL Multi-Manager Small Cap Value Fund - Class A	—	1,268	1,259	45	(9)	—	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	1,311	114	—	6	72	1,275	0.5
JNL/AQR Managed Futures Strategy Fund - Class A	4,844	778	5,396	—	(1,134)	908	—	—
JNL/BlackRock Global Long Short Credit Fund - Class A	3,004	139	3,174	—	(154)	185	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	3,963	234	—	5	130	3,864	1.5
JNL/Boston Partners Global Long Short Equity Fund - Class A	7,104	1,884	9,226	—	298	(60)	—	—
JNL/Causeway International Value Select Fund - Class A	1,267	5,677	7,314	51	384	(14)	—	—
JNL/Causeway International Value Select Fund - Class I	—	7,193	468	—	14	372	7,111	2.8
JNL/Crescent High Income Fund - Class I	—	7,142	733	—	2	29	6,440	2.5
JNL/Crescent High Income Fund - Class A	4,513	2,844	7,449	109	538	(446)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	12,310	12,397	115	181	(94)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	14,024	499	—	—	(2)	13,523	5.3
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	4,518	3,282	8,219	235	1,093	(674)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	7,766	534	—	19	439	7,690	3.0
JNL/DoubleLine Total Return Fund - Class I	—	46,735	1,774	—	—	119	45,080	17.5
JNL/DoubleLine Total Return Fund - Class A	24,852	18,257	43,319	782	241	(31)	—	—

See accompanying Notes to Financial Statements.

10

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	4,063	268	—	3	74	3,872	1.5
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	3,766	2,360	6,132	93	(261)	267	—	—
JNL/Epoch Global Shareholder Yield Fund - Class I	—	3,334	215	—	2	100	3,221	1.3
JNL/Epoch Global Shareholder Yield Fund - Class A	2,278	3,844	6,348	251	223	3	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	—	7,874	440	—	13	263	7,710	3.0
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	—	7,322	7,404	94	82	—	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	19,755	786	—	(6)	(310)	18,653	7.2
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	10,126	7,635	18,360	—	871	(272)	—	—
JNL/GQG Emerging Markets Equity Fund - Class I	—	2,627	168	—	4	124	2,587	1.0
JNL/Invesco Diversified Dividend Fund - Class I	—	9,187	493	—	9	288	8,991	3.5
JNL/Invesco Global Real Estate Fund - Class A	1,523	3,196	4,876	—	38	119	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class A	—	1,765	1,810	15	45	—	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class A	4,699	4,886	9,771	128	751	(565)	—	—
JNL/Neuberger Berman Strategic Income Fund - Class A	—	3,541	3,541	—	(11)	11	—	—
JNL/Nicholas Convertible Arbitrage Fund - Class A	2,247	89	2,377	—	(18)	59	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	2,626	158	—	3	158	2,629	1.0
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	1,506	825	2,784	1	429	24	—	—
JNL/PIMCO Credit Income Fund - Class I	—	16,629	608	—	1	92	16,114	6.3
JNL/PIMCO Credit Income Fund - Class A	10,835	5,763	17,049	233	822	(371)	—	—
JNL/PIMCO Income Fund - Class I	—	14,653	591	—	3	105	14,170	5.5
JNL/PIMCO Real Return Fund - Class I	—	3,996	154	—	—	27	3,869	1.5
JNL/PIMCO Real Return Fund - Class A	3,768	2,385	6,244	—	177	(86)	—	—
JNL/PPM America Floating Rate Income Fund - Class A	—	2,123	2,123	—	(58)	58	—	—
JNL/PPM America High Yield Bond Fund - Class I	—	3,306	781	—	9	41	2,575	1.0
JNL/PPM America High Yield Bond Fund - Class A	4,527	1,668	6,277	120	281	(199)	—	—
JNL/PPM America Total Return Fund - Class A	9,773	22,473	32,260	497	(266)	280	—	—
JNL/PPM America Total Return Fund - Class I	—	35,256	1,374	—	4	246	34,132	13.3
JNL/Scout Unconstrained Bond Fund - Class A	13,895	6,410	20,368	187	339	(276)	—	—
JNL/Scout Unconstrained Bond Fund - Class I	—	17,441	680	—	(1)	(14)	16,746	6.5
JNL/T. Rowe Price Capital Appreciation Fund - Class A	11,651	6,006	18,752	180	1,865	(770)	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	—	17,672	895	—	18	531	17,326	6.7
JNL/T. Rowe Price Established Growth Fund - Class A	3,352	291	4,390	—	835	(88)	—	—
JNL/WCM Focused International Equity Fund - Class I	—	7,224	437	—	11	315	7,113	2.8
JNL/WCM Focused International Equity Fund - Class A	1,263	5,574	7,258	18	427	(6)	—	—
JNL/Westchester Capital Event Driven Fund - Class A	3,744	246	4,114	—	107	17	—	—
	149,098	407,940	310,050	3,194	9,131	1,413	257,532	100.0
JNL Moderate Allocation Fund
JNL Multi-Manager Alternative Fund - Class A	15,819	170	16,692	80	415	288	—	—
JNL Multi-Manager Alternative Fund - Class I	—	14,222	17	—	—	153	14,358	3.0
JNL Multi-Manager Mid Cap Fund - Class I	—	13,787	154	—	4	864	14,501	3.0
JNL Multi-Manager Mid Cap Fund - Class A	16,814	661	18,981	54	2,368	(862)	—	—
JNL Multi-Manager Small Cap Growth Fund - Class A	4,457	12	5,224	—	353	402	—	—
JNL Multi-Manager Small Cap Growth Fund - Class I	—	3,405	45	—	2	243	3,605	0.7
JNL Multi-Manager Small Cap Value Fund - Class A	4,745	218	4,982	130	110	(91)	—	—
JNL Multi-Manager Small Cap Value Fund - Class I	—	2,419	140	—	5	141	2,425	0.5
JNL/AQR Managed Futures Strategy Fund - Class A	14,357	765	14,475	—	(3,163)	2,516	—	—
JNL/BlackRock Global Long Short Credit Fund - Class A	9,022	18	9,134	—	(561)	655	—	—
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	4,641	24	—	—	165	4,782	1.0
JNL/Boston Partners Global Long Short Equity Fund - Class A	21,456	198	22,370	—	898	(182)	—	—
JNL/Causeway International Value Select Fund - Class I	—	20,754	182	—	3	1,167	21,742	4.5
JNL/Causeway International Value Select Fund - Class A	3,384	16,243	21,351	204	1,763	(39)	—	—
JNL/Crescent High Income Fund - Class I	—	11,757	294	—	1	53	11,517	2.4
JNL/Crescent High Income Fund - Class A	11,271	442	11,938	267	814	(589)	—	—
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	—	24,923	29	—	—	(2)	24,892	5.2
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class A	—	23,701	23,907	306	206	—	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class A	23,520	4,320	30,317	944	7,228	(4,751)	—	—
JNL/DoubleLine Shiller Enhanced CAPE Fund - Class I	—	18,674	595	—	11	1,126	19,216	4.0
JNL/DoubleLine Total Return Fund - Class I	—	62,052	156	—	—	168	62,064	12.9
JNL/DoubleLine Total Return Fund - Class A	57,693	3,886	62,236	1,562	812	(155)	—	—

See accompanying Notes to Financial Statements.

11

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	11,287	472	11,772	319	(313)	326	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	4,845	159	—	1	95	4,782	1.0
JNL/Epoch Global Shareholder Yield Fund - Class I	—	7,247	277	—	1	227	7,198	1.5
JNL/Epoch Global Shareholder Yield Fund - Class A	9,505	7,306	17,782	597	614	357	—	—
JNL/FPA + DoubleLine Flexible Allocation Fund - Class I	—	21,226	470	—	9	761	21,526	4.5
JNL/FPA + DoubleLine Flexible Allocation Fund - Class A	—	22,922	23,332	399	410	—	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class A	22,529	1,892	25,687	—	453	813	—	—
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	—	26,565	66	—	—	(439)	26,060	5.4
JNL/GQG Emerging Markets Equity Fund - Class I	—	6,938	39	—	1	356	7,256	1.5
JNL/Harris Oakmark Global Equity Fund - Class A	9,153	10,829	20,879	23	2,195	(1,298)	—	—
JNL/Harris Oakmark Global Equity Fund - Class I	—	9,496	61	—	1	209	9,645	2.0
JNL/Invesco Diversified Dividend Fund - Class I	—	17,443	59	—	1	587	17,972	3.7
JNL/Invesco Global Real Estate Fund - Class A	4,445	1,524	5,944	288	(517)	492	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	3,644	183	—	2	152	3,615	0.8
JNL/Lazard Emerging Markets Fund - Class A	4,467	1,222	6,655	70	915	51	—	—
JNL/Lazard Emerging Markets Fund - Class I	—	5,884	67	—	1	309	6,127	1.3
JNL/Lazard International Strategic Equity Fund - Class A	1,316	—	1,346	—	(88)	118	—	—
JNL/Mellon Capital Emerging Markets Index Fund - Class A	—	4,948	5,070	44	122	—	—	—
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	2,408	67	—	1	56	2,398	0.5
JNL/Mellon Capital S&P 500 Index Fund - Class A	21,211	3,355	25,669	—	4,018	(2,915)	—	—
JNL/Mellon Capital S&P 500 Index Fund - Class I	—	3,393	30	—	1	246	3,610	0.8
JNL/Nicholas Convertible Arbitrage Fund - Class A	6,752	1	6,873	—	(106)	226	—	—
JNL/Oppenheimer Emerging Markets Innovator Fund - Class I	—	5,825	8	—	—	373	6,190	1.3
JNL/Oppenheimer Emerging Markets Innovator Fund - Class A	5,349	847	7,707	4	1,466	45	—	—
JNL/PIMCO Credit Income Fund - Class I	—	20,214	12	—	—	119	20,321	4.2
JNL/PIMCO Credit Income Fund - Class A	23,862	715	25,552	426	1,321	(346)	—	—
JNL/PIMCO Income Fund - Class I	—	21,394	66	—	—	165	21,493	4.5
JNL/PIMCO Real Return Fund - Class I	—	7,137	—	—	—	51	7,188	1.5
JNL/PIMCO Real Return Fund - Class A	8,206	1,980	10,388	—	203	(1)	—	—
JNL/PPM America High Yield Bond Fund - Class I	—	4,883	177	—	1	77	4,784	1.0
JNL/PPM America High Yield Bond Fund - Class A	9,035	483	9,654	261	225	(89)	—	—
JNL/PPM America Total Return Fund - Class A	18,945	19,284	38,295	805	(445)	511	—	—
JNL/PPM America Total Return Fund - Class I	—	39,201	56	—	—	291	39,436	8.2
JNL/Scout Unconstrained Bond Fund - Class I	—	21,538	33	—	—	(21)	21,484	4.5
JNL/Scout Unconstrained Bond Fund - Class A	32,753	790	33,753	339	484	(274)	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class A	42,626	1,540	48,159	540	6,802	(2,809)	—	—
JNL/T. Rowe Price Capital Appreciation Fund - Class I	—	36,019	216	—	3	1,168	36,974	7.7
JNL/T. Rowe Price Established Growth Fund - Class I	—	11,792	599	—	15	710	11,918	2.5
JNL/T. Rowe Price Established Growth Fund - Class A	17,953	3,961	25,746	595	4,405	(573)	—	—
JNL/WCM Focused International Equity Fund - Class A	4,214	15,023	21,232	76	1,811	184	—	—
JNL/WCM Focused International Equity Fund - Class I	—	20,924	167	—	3	983	21,743	4.5
JNL/Westchester Capital Event Driven Fund - Class A	11,307	148	11,773	112	206	112	—	—
	447,453	624,526	629,323	8,445	35,491	2,675	480,822	100.0
JNL Institutional Alt 100 Fund
JNL Multi-Manager Alternative Fund - Class A	48,472	7,668	58,559	279	1,057	1,362	—	—
JNL Multi-Manager Alternative Fund - Class I	—	51,500	1,881	—	7	540	50,166	15.0
JNL/AQR Large Cap Relaxed Constraint Equity Fund - Class I	—	33,289	1,939	—	44	1,052	32,446	9.7
JNL/AQR Managed Futures Strategy Fund - Class I	—	44,513	15,059	—	236	1,210	30,900	9.2
JNL/AQR Managed Futures Strategy Fund - Class A	54,211	337	52,091	—	(13,213)	10,756	—	—
JNL/BlackRock Global Long Short Credit Fund - Class A	31,575	374	32,260	354	(1,519)	1,830	—	—
JNL/BlackRock Global Long Short Credit Fund - Class I	—	24,046	3,353	—	23	172	20,888	6.3
JNL/Boston Partners Global Long Short Equity Fund - Class I	—	61,533	5,123	—	75	2,059	58,544	17.5
JNL/Boston Partners Global Long Short Equity Fund - Class A	70,657	452	73,794	—	4,166	(1,481)	—	—
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	7,959	5,754	14,501	211	192	596	—	—
JNL/Brookfield Global Infrastructure and MLP Fund - Class I	—	12,019	5,125	—	(149)	(56)	6,689	2.0
JNL/DoubleLine Total Return Fund - Class A	23,708	—	24,125	—	149	268	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	39,478	3,114	42,452	1,336	(1,525)	1,385	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	36,760	1,511	—	20	723	35,992	10.8
JNL/FAMCO Flex Core Covered Call Fund - Class A	1	—	1	—	—	—	—	—

See accompanying Notes to Financial Statements.

12

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Schedules of Investments (in thousands)

December 31, 2017

Affiliate	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Distributions from Funds($)	Realized Gain/Loss from Sales($)	Change in Unrealized Appreciation (Depreciation)($)	Value End of Period($)	Percentage of Net Assets(%)
JNL/Invesco Global Real Estate Fund - Class A	15,901	10,031	25,745	1,120	(1,933)	1,746	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	22,009	2,740	—	33	855	20,157	6.0
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	11,064	590	—	19	338	10,831	3.2
JNL/Neuberger Berman Currency Fund - Class I	—	17,156	9,697	—	39	15	7,513	2.2
JNL/Neuberger Berman Currency Fund - Class A	23,693	18	24,106	—	(660)	1,055	—	—
JNL/Nicholas Convertible Arbitrage Fund - Class A	35,429	1,098	36,777	1,089	(1,135)	1,385	—	—
JNL/Nicholas Convertible Arbitrage Fund - Class I	—	27,464	12,532	—	13	74	15,019	4.5
JNL/PPM America Long Short Credit Fund - Class I	—	13,706	494	—	3	152	13,367	4.0
JNL/PPM America Long Short Credit Fund - Class A	—	13,150	12,814	491	(336)	—	—	—
JNL/Westchester Capital Event Driven Fund - Class I	—	34,790	3,414	—	39	379	31,794	9.5
JNL/Westchester Capital Event Driven Fund - Class A	39,401	864	41,072	806	1,181	(374)	—	—
	390,485	432,709	501,755	5,686	(13,174)	26,041	334,306	100.0
JNL Real Assets Fund
JNL/BlackRock Global Natural Resources Fund - Class I	—	1,380	121	—	4	111	1,374	11.3
JNL/BlackRock Global Natural Resources Fund - Class A	1,262	247	1,368	12	(82)	(59)	—	—
JNL/Brookfield Global Infrastructure and MLP Fund - Class I	—	1,755	527	—	(15)	(10)	1,203	9.9
JNL/Brookfield Global Infrastructure and MLP Fund - Class A	1,916	152	2,227	30	(100)	259	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class A	673	85	756	23	(10)	8	—	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Class I	—	616	622	—	6	—	—	—
JNL/Invesco Global Real Estate Fund - Class A	2,734	299	3,055	123	(280)	302	—	—
JNL/Invesco Global Real Estate Fund - Class I	—	2,457	729	—	3	77	1,808	14.9
JNL/Mellon Capital Real Estate Sector Fund - Class I	—	1,216	61	—	2	37	1,194	9.8
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class I	—	1,236	64	—	1	61	1,234	10.2
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund - Class A	1,271	314	1,382	218	(353)	150	—	—
JNL/PIMCO Real Return Fund - Class A	4,607	402	5,115	—	(136)	242	—	—
JNL/PIMCO Real Return Fund - Class I	—	4,498	192	—	—	32	4,338	35.7
JNL/VanEck International Gold Fund - Class I	—	1,027	24	—	—	4	1,007	8.3
JNL/VanEck International Gold Fund - Class A	1,131	132	1,373	40	149	(39)	—	—
	13,594	15,816	17,616	446	(811)	1,175	12,158	100.0

1Effective as of close of business on September 22, 2017, JNAM Guidance - Fixed Income 100 Fund was acquired by JNL Conservative Allocation Fund. The value of investments as of close of business on September 22, 2017 are included in purchases in the long term investments table of the acquiring Fund.

See accompanying Notes to Financial Statements.

13

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL Interest Rate Opportunities Fund	JNL Conservative Allocation Fund	JNL Moderate Allocation Fund	JNL Institutional Alt 100 Fund	JNL Real Assets Fund	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Assets
Investments - unaffiliated, at value	$—	$—	$—	$—	$—	$169,540	$374,592
Investments - affiliated, at value	40,647	257,532	480,822	334,306	12,158	—	—
Receivable from:
Investment securities sold	2	2	—	—	32	—	1
Fund shares sold	—	230	629	150	12	423	523
Adviser	—	—	—	—	—	85	173
Total assets	40,649	257,764	481,451	334,456	12,202	170,048	375,289
Liabilities
Payable for:
Investment securities purchased	—	—	80	90	—	252	239
Fund shares redeemed	1	231	549	61	44	171	284
Advisory fees	5	32	60	43	2	100	236
Administrative fees	2	11	20	14	1	14	32
12b-1 fees (Class A)	3	17	32	22	1	11	25
Board of trustee fees	3	16	28	33	—	6	14
Chief compliance officer fees	—	3	6	4	—	2	4
Other expenses	1	3	9	9	—	2	5
Total liabilities	15	313	784	276	48	558	839
Net assets	$40,634	$257,451	$480,667	$334,180	$12,154	$169,490	$374,450
Net assets consist of:
Paid-in capital(b)	$40,424	$253,865	$470,114	$326,667	$11,842	$149,847	$344,138
Undistributed (excess of distributions
over) net investment income (loss)	—	—	—	—	—	685	—
Accumulated net realized gain (loss)	—	—	—	—	—	651	—
Net unrealized appreciation (depreciation) on
investments and foreign currency	210	3,586	10,553	7,513	312	18,307	30,312
Net assets	$40,634	$257,451	$480,667	$334,180	$12,154	$169,490	$374,450
Net assets - Class A	$40,633	$257,444	$480,115	$334,179	$12,153	$169,233	$373,976
Shares outstanding - Class A	4,053	21,732	36,476	31,365	1,235	11,600	17,419
Net asset value per share - Class A	$10.02	$11.85	$13.16	$10.65	$9.84	$14.59	$21.47
Net assets - Class I	$1	$7	$552	$1	$1	$257	$474
Shares outstanding - Class I	—	1	42	—	—	18	22
Net asset value per share - Class I	$10.04	$11.86	$13.17	$10.67	$9.86	$14.61	$21.50
Investments - unaffiliated, at cost	$—	$—	$—	$—	$—	$151,233	$344,280
Investments - affiliated, at cost	40,437	253,946	470,269	326,793	11,846	—	—

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)	Represents partners' capital for funds structured as partnerships.

See accompanying Notes to Financial Statements.

14

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL Interest Rate Opportunities Fund	JNL Conservative Allocation Fund	JNL Moderate Allocation Fund	JNL Institutional Alt 100 Fund	JNL Real Assets Fund	JNL/American Funds Global Growth Fund(b)	JNL/American Funds Growth Fund(b)
Investment income
Dividends (a)	$720	$2,503	$5,733	$5,246	$398	$—	$—
Dividends received from master fund (a)	—	—	—	—	—	1,381	2,545
Total investment income	720	2,503	5,733	5,246	398	1,381	2,545

Expenses
Advisory fees	61	274	682	534	19	1,019	2,560
Administrative fees	20	91	227	178	6	133	312
12b-1 fees (Class A)	33	204	379	276	10	308	718
Legal fees	3	11	36	30	1	9	23
Board of trustee fees	5	23	50	40	1	14	34
Chief compliance officer fees	1	5	13	10	—	4	9
Other expenses	3	7	21	26	1	4	8
Total expenses	126	615	1,408	1,094	38	1,491	3,664
Expense waiver	—	—	—	—	—	(797)	(1,719)
Net expenses	126	615	1,408	1,094	38	694	1,945
Net investment income (loss)	594	1,888	4,325	4,152	360	687	600

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	—	—	—	—	—	122	(229)
Investments - affiliated	160	9,131	35,491	(13,174)	(811)	—	—
Distributions from unaffiliated
investment companies	—	—	—	—	—	3,923	29,773
Distributions from affiliated investment
companies	143	691	2,712	440	48	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	—	—	—	—	—	28,918	43,743
Investments - affiliated	781	1,413	2,675	26,041	1,175	—	—
Net realized and unrealized gain (loss)	1,084	11,235	40,878	13,307	412	32,963	73,287
Change in net assets from operations	$1,678	$13,123	$45,203	$17,459	$772	$33,650	$73,887
(a) Affiliated income	$720	$2,503	$5,733	$5,246	$398	$—	$—

(b)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

15

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL Interest Rate Opportunities Fund(a)	JNL Conservative Allocation Fund(a)	JNL Moderate Allocation Fund(a)	JNL Institutional Alt 100 Fund(a)	JNL Real Assets Fund(a)	JNL/American Funds Global Growth Fund(a)(b)	JNL/American Funds Growth Fund(a)(b)
Operations
Net investment income (loss)	$594	$1,888	$4,325	$4,152	$360	$687	$600
Net realized gain (loss)	303	9,822	38,203	(12,734)	(763)	4,045	29,544
Net change in unrealized appreciation
(depreciation)	781	1,413	2,675	26,041	1,175	28,918	43,743
Change in net assets from operations	1,678	13,123	45,203	17,459	772	33,650	73,887
Distributions to shareholders
From net investment income
Class A	—	—	—	—	—	(911)	—
From net realized gains
Class A	—	—	—	—	—	(7,036)	—
Total distributions to shareholders	—	—	—	—	—	(7,947)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	6,221	72,351	69,899	22,652	2,720	69,034	115,629
Class I	1	7	550	1	1	255	471
Proceeds in connection with acquisition
Class A	—	70,641	—	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	—	—	7,947	—
Cost of shares redeemed
Class A	(8,626)	(47,737)	(82,342)	(96,328)	(4,930)	(25,477)	(48,058)
Change in net assets from
share transactions	(2,404)	95,262	(11,893)	(73,675)	(2,209)	51,759	68,042
Change in net assets	(726)	108,385	33,310	(56,216)	(1,437)	77,462	141,929
Net assets beginning of year	41,360	149,066	447,357	390,396	13,591	92,028	232,521
Net assets end of year	$40,634	$257,451	$480,667	$334,180	$12,154	$169,490	$374,450
Undistributed (excess of distributions
over) net investment income (loss)	$—	$—	$—	$—	$—	$685	$—

[1]Share transactions
Shares sold
Class A	630	6,238	5,492	2,181	286	5,044	6,031
Class I	—	1	42	—	—	18	22
Shares issued in connection with acquisition
Class A	—	6,042	—	—	—	—	—
Reinvestment of distributions
Class A	—	—	—	—	—	568	—
Shares redeemed
Class A	(876)	(4,126)	(6,564)	(9,308)	(519)	(1,848)	(2,457)
Change in shares
Class A	(246)	8,154	(1,072)	(7,127)	(233)	3,764	3,574
Class I	—	1	42	—	—	18	22
Purchases and sales of long term
investments
Purchase of securities	$53,476	$407,940	$624,526	$432,709	$15,816	$56,110	$107,521
Proceeds from sales of securities	$55,139	$310,050	$629,323	$501,755	$17,616	$7,668	$9,070

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

See accompanying Notes to Financial Statements.

16

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Interest Rate Opportunities Fund(a)	JNL Conservative Allocation Fund(b)	JNL Moderate Allocation Fund(c)
Operations
Net investment income (loss)	$647	$1,393	$3,634
Net realized gain (loss)	(855)	(1,674)	(4,801)
Net change in unrealized appreciation
(depreciation)	2,155	6,794	24,088
Change in net assets from operations	1,947	6,513	22,921
Share transactions[1]
Proceeds from the sale of shares - Class A	4,642	50,917	90,746
Cost of shares redeemed - Class A	(14,415)	(41,302)	(94,734)
Change in net assets from
share transactions	(9,773)	9,615	(3,988)
Change in net assets	(7,826)	16,128	18,933
Net assets beginning of year	49,186	132,938	428,424
Net assets end of year	$41,360	$149,066	$447,357
Undistributed net investment income (loss)	$—	$—	$—

[1]Share Transactions
Shares Sold - Class A	493	4,764	7,912
Shares redeemed - Class A	(1,539)	(3,840)	(8,216)
Change in shares - Class A	(1,046)	924	(304)
(a)	Effective September 25, 2017, the name of JNAM Guidance – Interest Rate Opportunities Fund was changed to JNL Interest Rate Opportunities Fund.
(b)	Effective September 25, 2017, the name of JNAM Guidance – Conservative Fund was changed to JNL Conservative Allocation Fund.
(c)	Effective September 25, 2017, the name of JNAM Guidance – Moderate Fund was changed to JNL Moderate Allocation Fund.

See accompanying Notes to Financial Statements.

17

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Institutional Alt 100 Fund(b)	JNL Real Assets Fund(c)	JNL/American Funds Global Growth Fund(a)	JNL/American Funds Growth Fund(a)
Operations
Net investment income (loss)	$6,227	$366	$595	$959
Net realized gain (loss)	(10,070)	(443)	4,311	16,119
Net change in unrealized appreciation
(depreciation)	4,176	1,214	(4,855)	1,091
Change in net assets from operations	333	1,137	51	18,169
Share transactions[1]
Proceeds from the sale of shares - Class A	36,823	6,558	28,964	77,940
Cost of shares redeemed - Class A	(117,302)	(3,760)	(33,342)	(50,375)
Change in net assets from
share transactions	(80,479)	2,798	(4,378)	27,565
Change in net assets	(80,146)	3,935	(4,327)	45,734
Net assets beginning of year	470,542	9,656	96,355	186,787
Net assets end of year	$390,396	$13,591	$92,028	$232,521
Undistributed net investment income (loss)	$—	$—	$909	$—

[1]Share Transactions
Shares Sold - Class A	3,663	714	2,544	4,998
Shares redeemed - Class A	(11,624)	(421)	(2,941)	(3,286)
Change in shares - Class A	(7,961)	293	(397)	1,712

(a)

The Master Funds for the Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(b)	Effective September 25, 2017, the name of JNAM Guidance – Alt 100 Fund was changed to JNL Institutional Alt 100 Fund.
(c)	Effective September 25, 2017, the name of JNAM Guidance – Real Assets Fund was changed to JNL Real Assets Fund.

See accompanying Notes to Financial Statements.

18

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data				Ratios(a)(b)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)		Net expenses to average net assets(%)(f)	Total expenses to average net assets(%)(f)	Net investment income (loss) to average net assets(%)

JNL Interest Rate Opportunities Fund(g)
Class A
12/31/17		9.62	0.14	0.26	0.40	—		—		10.02	4.16	40,633	131	(h)	0.31	0.31	1.46
12/31/16		9.20	0.14	0.28	0.42	—		—		9.62	4.57	41,360	28		0.22	0.22	1.46
12/31/15		9.79	0.36	(0.75)	(0.39)	(0.09)		(0.11)		9.20	(3.91)	49,186	86		0.23	0.23	3.66
12/31/14		9.84	0.09	0.01	0.10	(0.14)		(0.01)		9.79	1.05	51,653	13		0.27	0.27	0.85
12/31/13	*	10.00	0.21	(0.37)	(0.16)	—		—		9.84	(1.60)	31,347	25		0.42	0.42	3.14

Class I
12/31/17	‡‡	9.98	0.00	0.06	0.06	—		—		10.04	0.60	1	131	(h)	—	—	0.00

JNL Conservative Allocation Fund(g)
Class A
12/31/17		10.98	0.12	0.75	0.87	—		—		11.85	7.92	257,444	167	(h)	0.34	0.34	1.03
12/31/16		10.51	0.10	0.37	0.47	—		—		10.98	4.47	149,066	50		0.22	0.22	0.96
12/31/15		10.93	0.22	(0.40)	(0.18)	(0.12)		(0.12)		10.51	(1.70)	132,938	113		0.23	0.23	2.06
12/31/14		10.64	0.19	0.20	0.39	(0.07)		(0.03)		10.93	3.71	105,392	35		0.27	0.27	1.74
12/31/13		10.62	0.15	(0.06)	0.09	(0.06)		(0.01)		10.64	0.85	58,236	88		0.42	0.42	1.37

Class I
12/31/17	‡‡	11.69	(0.01)	0.18	0.17	—		—		11.86	1.45	7	167	(h)	0.20	0.20	(0.20)

JNL Moderate Allocation Fund(g)
Class A
12/31/17		11.91	0.12	1.13	1.25	—		—		13.16	10.50	480,115	137	(h)	0.31	0.31	0.95
12/31/16		11.32	0.09	0.50	0.59	—		—		11.91	5.21	447,357	42		0.22	0.22	0.82
12/31/15		11.91	0.21	(0.36)	(0.15)	(0.18)		(0.26)		11.32	(1.33)	428,424	93		0.23	0.23	1.79
12/31/14		11.77	0.12	0.32	0.44	(0.08)		(0.22)		11.91	3.71	357,957	32		0.27	0.27	1.02
12/31/13		10.53	0.16	1.12	1.28	(0.04)		(0.00)	(i)	11.77	12.15	181,542	77		0.42	0.42	1.45

Class I
12/31/17	‡‡	12.88	(0.01)	0.30	0.29	—		—		13.17	2.25	552	137	(h)	0.25	0.25	(0.25)

JNL Institutional Alt 100 Fund(g)
Class A
12/31/17		10.14	0.12	0.39	0.51	—		—		10.65	5.03	334,179	121	(h)	0.31	0.31	1.17
12/31/16		10.13	0.15	(0.14)	0.01	—		—		10.14	0.10	390,396	15		0.22	0.22	1.44
12/31/15		10.60	0.29	(0.46)	(0.17)	(0.12)		(0.18)		10.13	(1.70)	470,542	61		0.23	0.23	2.73
12/31/14		10.60	0.11	0.13	0.24	(0.11)		(0.13)		10.60	2.27	349,573	43		0.27	0.27	0.98
12/31/13		10.23	0.13	0.26	0.39	(0.00)	(i)	(0.02)		10.60	3.88	290,505	57		0.42	0.42	1.28

Class I
12/31/17	‡‡	10.42	0.00	0.25	0.25	—		—		10.67	2.40	1	121	(h)	—	—	0.00

JNL Real Assets Fund(g)
Class A
12/31/17		9.26	0.27	0.31	0.58	—		—		9.84	6.26	12,153	127	(h)	0.31	0.31	2.89
12/31/16		8.22	0.28	0.76	1.04	—		—		9.26	12.65	13,591	27		0.22	0.22	3.05
12/31/15		9.64	0.22	(1.32)	(1.10)	(0.06)		(0.26)		8.22	(11.50)	9,656	64		0.24	0.24	2.38
12/31/14		9.90	0.05	(0.21)	(0.16)	(0.09)		(0.01)		9.64	(1.65)	11,294	47		0.27	0.27	0.47
12/31/13	*	10.00	0.13	(0.23)	(0.10)	—		—		9.90	(1.00)	5,285	10		0.42	0.42	1.90

Class I
12/31/17	‡‡	9.61	0.00	0.25	0.25	—		—		9.86	2.60	1	127	(h)	0.01	0.01	(0.01)

JNL/American Funds Global Growth Fund(j)(k)
Class A
12/31/17		11.74	0.07	3.56	3.63	(0.09)		(0.69)		14.59	31.19	169,233	31		0.52	1.12	0.52
12/31/16		11.70	0.07	(0.03)	0.04	—		—		11.74	0.34	92,028	27		0.52	1.12	0.65
12/31/15		11.21	0.15	0.60	0.75	(0.04)		(0.22)		11.70	6.63	96,355	29		0.52	1.13	1.24
12/31/14		11.00	0.17	0.06	0.23	(0.02)		(0.00)	(i)	11.21	2.06	32,999	22		0.51	1.16	1.53
12/31/13	*	10.00	0.22	0.78	1.00	—		—		11.00	10.00	5,355	39		0.62	1.27	7.03

Class I
12/31/17	‡‡	13.93	0.30	0.38	0.68	—		—		14.61	4.88	257	31		0.25	0.85	7.78

JNL/American Funds Growth Fund(j)(k)
Class A
12/31/17		16.79	0.04	4.64	4.68	—		—		21.47	27.87	373,976	24		0.62	1.17	0.19
12/31/16		15.40	0.08	1.31	1.39	—		—		16.79	9.03	232,521	26		0.62	1.17	0.48
12/31/15		14.86	0.06	0.91	0.97	(0.07)		(0.36)		15.40	6.44	186,787	20		0.68	1.18	0.40
12/31/14		13.81	0.15	0.95	1.10	(0.03)		(0.02)		14.86	7.98	106,073	29		0.72	1.22	1.06
12/31/13		10.68	0.10	3.04	3.14	(0.01)		—		13.81	29.45	48,596	19		0.82	1.32	0.81

Class I
12/31/17	‡‡	20.09	0.35	1.06	1.41	—		—		21.50	7.02	474	24		0.35	0.90	6.17

See accompanying Notes to Financial Statements.

19

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Financial Highlights

For a Share Outstanding

*		Commencement of operations was as follows: April 29, 2013: JNL Interest Rate Opportunities Fund and JNL Real Assets Fund; September 16, 2013: JNL/American Funds Global Growth Fund.
‡‡		Effective September 25, 2017, Class I shares were offered by the Fund.
(a)		Annualized for periods less than one year.
(b)

Ratios of net investment income and expenses to average net assets do not include the impact of each Master Fund’s and Underlying Funds' expenses. The ratios of net investment income(loss) and expenses to average net assets for both the Master and Feeder Fund are as follows:

	Ratios (annualized for periods less than one year)
	Net expense to average net assets (%)	Total expense to average net assets (%)	Net investment income (loss) to average net assets (%)
JNL/American Funds Global Growth Fund
Class A
12/31/17	1.07	1.67	(0.03)
12/31/16	1.08	1.68	0.09
12/31/15	1.07	1.68	0.69
12/31/14	1.06	1.71	0.98
12/31/13	1.17	1.82	6.48
Class I
12/31/17	0.80	1.40	7.23
JNL/American Funds Growth Fund
Class A
12/31/17	0.97	1.52	(0.16)
12/31/16	0.97	1.52	0.13
12/31/15	1.03	1.53	0.05
12/31/14	1.07	1.57	0.71
12/31/13	1.17	1.67	0.46
Class I
12/31/17	0.70	1.25	5.82
(c)		Calculated using the average shares method.
(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Portfolio turnover for the Funds of Funds is based on the Funds of Funds' purchases and sales of the Underlying Funds. Portfolio turnover for the Master Feeder Funds reflects each Master Fund’s portfolio purchases and sales.

(f)

The expenses for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)

Prior to September 25, 2017, the Fund did not charge a 12b-1 fee. The shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable of each Underlying Fund. Effective September 25, 2017, the Fund began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares. At this time, the investment in each Underlying Fund was sold from Class A shares and purchased into Class I shares which do not charge a 12b-1 fee.

(h)

Portfolio turnover includes the purchase and sale in each Underlying Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. Portfolio turnover not including the purchase and sale of each Underlying Fund was as follows:

	Portfolio Turnover (%)
JNL Interest Rate Opportunities Fund	32
JNL Conservative Allocation Fund	47
JNL Moderate Allocation Fund	48
JNL Institutional Alt 100 Fund	25
JNL Real Assets Fund	29
(i)		Amount represents less than $0.005.
(j)

The Master Funds for the JNL/American Funds Master Feeder Funds are the Class 1 shares of the corresponding American Fund Insurance Series Fund. These financial statements should be read in conjunction with each Master Fund's shareholder report.

(k)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

See accompanying Notes to Financial Statements.

20

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended and restated April 27, 2015, and amended September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2017 consisted of twenty-eight (28) separate funds. Information in these financial statements pertains to seven (7) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Adviser are:

Fund:	Adviser:

JNL Interest Rate Opportunities Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund and JNL Real Assets Fund. These Funds are collectively known as “Funds of Funds”.

JNAM
JNL/American Funds Global Growth Fund and JNL/American Funds Growth Fund. These Funds are collectively known as “Master Feeder Funds”.	JNAM (Adviser to each Master Feeder Fund) Capital Research and Management Company (Investment Adviser to each Master Fund)

Each Fund, except the Master Feeder Funds, operates under a “Fund of Funds” structure, investing all of its assets in other affiliated funds (each, an “Underlying Fund”, and collectively, the “Underlying Funds”), as applicable, advised by JNAM.

Each of the Master Feeder Funds operates as a “Feeder Fund” and seeks to achieve its respective investment objective by investing all of its assets in a separate mutual fund (“Master Fund”). Each Master Feeder Fund’s Master Fund is a series of the American Funds Insurance Series®, a registered open-end management investment company that has the same investment objective as its corresponding Feeder Fund. Each Master Fund directly acquires securities and the Feeder Fund, by investing in the Master Fund, acquires an indirect interest in those securities. As of December 31, 2017, JNL/American Funds Global Growth Fund owned 2.70% of its corresponding Master Fund and JNL/American Funds Growth Fund owned 1.49% of its corresponding Master Fund. The Master Funds’ Schedules of Investments, Financial Statements and accounting policies are outlined in each Master Fund’s shareholder report, which accompanies this report. This report should be read in conjunction with the Master Funds’ shareholder reports. The Master Funds' shareholder reports are also available on the SEC’s website at www.sec.gov.

The Master Feeder Funds are diversified Funds for purposes of the 1940 Act. The Funds of Funds are non-diversified.

Prior to September 25, 2017, each Fund offered one share class, Class A shares. Effective September 25, 2017, Class I shares are also offered by each Fund. Class A and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights. Additionally, effective September 25, 2017, the investment in each Underlying Fund of the Funds of Funds were sold from Class A shares and purchased into Class I shares. Realized gain (loss) from the sale from Class A shares is included in net realized gain (loss) on investments in the Statements of Operations. Prior to September 25, 2017, the Funds of Funds did not charge a 12b-1 fee; the shareholders investing in a Fund of Funds indirectly bore any 12b-1 fees incurred by the Class A shares or regular shares, as applicable, of each Underlying Fund.

Effective September 25, 2017, JNAM Guidance - Interest Rate Opportunities Fund's name was changed to JNL Interest Rate Opportunities Fund, JNAM Guidance - Conservative Fund's name changed to JNL Conservative Allocation Fund, JNAM Guidance - Moderate Fund's name changed to JNL Moderate Allocation Fund, JNAM Guidance - Alt 100 Fund's name changed to JNL Institutional Alt 100 Fund and JNAM Guidance Real Asset Fund name changed to JNL Real Assets Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Security Valuation and Fair Value Measurement. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees ("Board" or "Trustees") has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”),

21

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The NAV of a Fund's shares is generally determined once each day the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The Funds of Funds’ investments in the Underlying Funds are valued at the daily NAV of the applicable Underlying Fund determined as of the close of the NYSE on each valuation date. Valuation of investments by the Underlying Funds is discussed in the shareholder report of the Underlying Funds. Each Feeder Fund’s investment in its corresponding Master Fund is valued at the daily NAV per share of the applicable Master Fund determined as of the close of the NYSE on each valuation date. Valuation of the investments by the Master Fund is discussed in each Master Fund’s shareholder report, which accompanies this report. The Master Fund’s shareholder reports are also available on the SEC's website at www.sec.gov.

FASB ASC Topic 820, “Fair Value Measurement” establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund's investments under FASB ASC Topic 820 guidance and are summarized into three broad categories. Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for investments in mutual funds. Investments in the Underlying Funds and Master Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. The Level 1 valuation assets for the Funds can be referenced in the Schedules of Investments. There were no Level 2 or Level 3 investments in these Funds.

Distributions to Shareholders. The amount and timing of distributions for the regulated investment company ("RIC") Funds is determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually by the RIC Fund, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains by the RIC Fund, if any, will be distributed at least annually, to the extent they exceed available capital loss carryforwards. No distributions of net investment income or realized capital gains are required for Funds that are not RICs, therefore, undistributed net investment income and accumulated net realized gain/loss are reclassed to paid-in capital on a semi-annual basis. Capital gains distributions received from the Master Funds and the Underlying Funds are recorded as net realized gain on distributions from affiliated or unaffiliated investment companies, as applicable, in the Statements of Operations.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that Class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Expenses in Master Funds and Funds of Funds. Because each Feeder Fund invests all of its assets in its respective Master Fund, the Feeder Fund's shareholders bear the fees and expenses of each respective Master Fund in which the Feeder Fund invests. Such expenses are not included in the Statements of Operations, but are incurred indirectly because they are considered in the calculation of the NAV of the respective Master Fund. As a result, the Feeder Funds’ actual expenses may be higher than those of other mutual funds that invest directly in securities. A similar situation exists for the Funds of Funds as it relates to the expenses associated with the investments in Underlying Funds.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The final rules have been incorporated into this report.

NOTE 3. CERTAIN RISKS

Market and Volatility Risk. In the normal course of business, the Master Funds and Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Master Funds and Underlying Funds may invest in derivatives to hedge the Fund’s portfolio as well as for investment purposes

22

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

which may increase volatility. Volatility may cause the Master Fund’s and Underlying Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Credit and Counterparty Risk. In the normal course of business, the Master Funds or Underlying Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Similar to credit risk, a Master Fund or Underlying Fund may be exposed to the risk that an institution or other entity with which the Master Fund or Underlying Fund has unsettled or open transactions will default (“counterparty risk”). Financial assets, which potentially expose a Master Fund or Underlying Fund to credit risk, consist principally of investments and cash due from counterparties. The potential loss could exceed the value of the financial assets and liabilities recorded in the Master Fund’s or Underlying Fund’s financial statements. A Master Fund or Underlying Fund manages credit and counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. A Master Fund’s or Underlying Fund’s Adviser(s) and sub-advisers attempt to mitigate credit and counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund and Underlying Fund restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties with whom they undertake a significant volume of transactions. In the event of default, the total market value exposure would be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The extent of a Master Fund’s or Underlying Fund’s exposure to credit and counterparty risks in respect to financial assets is incorporated within their carrying value as recorded in each Master Fund’s or Underlying Fund’s Statement of Assets and Liabilities. For certain derivative contracts held by a Master Fund or Underlying Fund, the potential loss could exceed the value of the financial assets recorded in their financial statements.

Underlying Fund Investment Risk. Each Fund’s prospectus includes a discussion of the principal investment risks of the Master Fund or Underlying Fund in which it invests. Additional risks associated with a Master Fund’s or Underlying Fund’s investments are described within the respective Master Fund’s or Underlying Fund’s annual shareholder report. The Master Funds’ shareholder reports are also available on the SEC’s website at www.sec.gov.

Feeder Funds and Funds of Funds Risks. The value of an investment in a Feeder Fund changes with the value of the corresponding Master Fund and its investments. The value of an investment in a Funds of Funds changes with the values of the corresponding Underlying Funds and their investments. The Master Fund’s and Underlying Fund’s shares may be purchased by other investment companies and shareholders. In some cases, the Master Fund or Underlying Fund may experience large subscriptions or redemptions due to allocation changes or rebalancing. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s sub-advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 4. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the advisory fee and the administrative fee each Fund is obligated to pay JNAM.

	Advisory Fee (m-millions and b-billions)			Administrative Fee (b-billions)
	$0 to $500m %	$500m to $1b %	Over $1b %	$0 to $3b %	Over $3b %
Funds of Funds[1]	0.15	0.10	0.10 – 0.09	0.05	0.045
JNL/American Funds Global Growth Fund[2]	0.70	0.70	0.65 – 0.63	0.10	0.09
JNL/American Funds Growth Fund[3]	0.75	0.75	0.70 – 0.68	0.10	0.09
[1] Prior to September 25, 2017, the advisory rate for each Fund for assets over $500m was 0.10%.
[2] Prior to September 25, 2017, for advisory fees, the range for $0 to $1b was 0.80% and over $1b was 0.75%.
[3] Prior to September 25, 2017, for advisory fees, the range for $0 to $1b was 0.85% and over $1b was 0.80%.

Advisory Fee Waivers. Pursuant to a contractual fee waiver agreement, JNAM agreed to waive a portion of its advisory fees for each of the following Funds. None of the waived advisory fees can be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations.

23

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets %
JNL/American Funds Global Growth Fund	0.60
JNL/American Funds Growth Fund[1]	0.55
[1] Prior to September 25, 2017, the contractual waiver was 0.50% and the voluntary waiver was 0.05%.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Prior to July 1, 2017, the Funds’ Plan was structured as a reimbursement plan. Under a reimbursement plan, 12b-1 payments may not exceed the maximum 12b-1 fee or allowable distribution and related shareholding servicing expenses incurred by the distributor, as defined in the Plan. Effective July 1, 2017, the Funds’ Plan was restructured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, prior to September 25, 2017, each Master Feeder Fund accrued the Rule 12b-1 fee daily, at the maximum annual rate up to 0.20% of the average daily net assets of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Master Feeder Funds changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of each Fund. Also effective September 25, 2017, the Class A shares of the Funds of Funds began to charge a Rule 12b-1 fee at a maximum annual rate of 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Other Service Providers. JPMorgan Chase Bank, N.A. ("JPM Chase") acts as custodian for the Funds.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

NOTE 5. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 6. FUND ACQUISITION

Tax Free Exchange. The following tables include information (in thousands) relating to the acquisition completed on September 25, 2017. The acquisition was completed by a tax free exchange of shares for the acquired and acquiring Funds indicated below pursuant to a plan of reorganization approved by the Board and approved by the acquired Fund's shareholders. The purpose of the acquisition was to combine Funds with similar investment objectives and strategies. Shares were issued at NAV based on the fair value of the assets received by the acquiring Funds. The cost basis of the investments received from the acquired Fund was carried forward to align ongoing reporting of the acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

24

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

		Acquired Fund		Acquiring Fund
Acquired Fund	Acquiring Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date($)	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date($)	Shares of Aquiring Fund Issued in Exchange
JNAM Guidance - Fixed Income 100 Fund	JNL Conservative Allocation Fund
Class A	Class A	70,641	6,798	169,537	14,508	6,042

Immediately prior to the reorganization, the cost, market value and unrealized appreciation (depreciation) of investments (in thousands) for the acquired Fund were as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation($)
JNAM Guidance - Fixed Income 100 Fund	69,651	70,739	1,088

Assuming the acquisition had been completed on January 1, 2017, the acquiring Fund’s unaudited pro forma results of operations (in thousands) for the year ended December 31, 2017, would have been:

Acquiring Fund	Net Investment Income($)	Net Realized Gain($)	Net Change in Unrealized Appreciation($)	Net Change in Net Assets from Operations($)
JNL Conservative Allocation Fund	3,093	10,263	2,578	15,934

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of net investment income (loss) and net realized and unrealized gain (loss) of the acquired Fund that has been included in the acquiring Fund’s Statement of Operations since September 25, 2017 for the acquisition.

NOTE 7. INCOME TAX MATTERS

JNL Interest Rate Opportunities Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund, JNL Real Assets Fund and JNL/American Funds Growth Fund are treated as partnerships for federal income tax purposes. These Funds are generally not subject to federal income tax, and therefore, there is no provision for federal income taxes. Each Fund is a separate entity for federal income tax purposes.

JNL/American Funds Global Growth Fund is treated as a separate taxpayer for federal income tax purposes. The Fund intends to qualify as a RIC and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Fund may also fully or partially satisfy its distribution requirement by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by the Fund are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

The following information for the Fund treated as a RIC is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: consent dividends and distribution adjustments. These reclassifications have no impact on net assets.

At December 31, 2017, JNL/American Funds Global Growth Fund had no net capital loss carryforwards for U.S. federal income tax purposes to offset future net realized capital gains.

As of December 31, 2017, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) for JNL/American Funds Global Growth Fund were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL/American Funds Global Growth Fund	154,757	14,812	(29)	14,783

As of December 31, 2017, for JNL/American Funds Global Growth Fund, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL/American Funds Global Growth Fund	689	4,173	14,781	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

25

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Notes to Financial Statements

December 31, 2017

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL/American Funds Global Growth Fund	911	7,036

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2017.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2014, 2015, 2016 and 2017 which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2017.

NOTE 8. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Board of Trustees. Effective January 1, 2018, a new Board of Trustees (“New Board”) began overseeing the Trust. The New Board is the same Board of Trustees that oversees all the other funds managed by JNAM. An Independent Trustee and an Interested Trustee previously served the Funds as Trustees and continue in that role on the New Board.

No other events were noted that required adjustments to the financial statements or disclosure in the notes to the financial statements.

26

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each series within Jackson Variable Series Trust Master Feeder Funds and Funds of Funds, including JNL Interest Rate Opportunities Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Institutional Alt 100 Fund, JNL Real Assets Fund, JNL/American Funds® Global Growth Fund and JNL/American Funds® Growth Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

27

Jackson Variable Series Trust Master Feeder Funds and Funds of Funds

Additional Disclosures (Unaudited)

December 31, 2017

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡^	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL Interest Rate Opportunities Fund
Class A	0.39	1,000.00	1,015.20	1.98	1,000.00	1,023.24	1.99
Class I*	0.00	1,000.00	1,006.00	0.00	1,000.00	1,025.21	0.00
JNL Conservative Allocation Fund
Class A	0.42	1,000.00	1,033.10	2.15	1,000.00	1,023.09	2.14
Class I*	0.20	1,000.00	1,014.50	0.54	1,000.00	1,024.20	1.02
JNL Moderate Allocation Fund
Class A	0.39	1,000.00	1,043.60	2.01	1,000.00	1,023.24	1.99
Class I*	0.25	1,000.00	1,022.50	0.68	1,000.00	1,023.95	1.28
JNL Institutional Alt 100 Fund
Class A	0.39	1,000.00	1,033.00	2.00	1,000.00	1,023.24	1.99
Class I*	0.00	1,000.00	1,024.00	0.00	1,000.00	1,025.21	0.00
JNL Real Assets Fund
Class A	0.40	1,000.00	1,044.60	2.06	1,000.00	1,023.19	2.04
Class I*	0.01	1,000.00	1,026.00	0.03	1,000.00	1,025.16	0.05
JNL/American Funds Global Growth Fund
Class A	1.09	1,000.00	1,107.20	5.79	1,000.00	1,019.71	5.55
Class I*	0.81	1,000.00	1,048.80	2.23	1,000.00	1,021.12	4.13
JNL/American Funds Growth Fund
Class A	0.98	1,000.00	1,113.60	5.22	1,000.00	1,020.27	4.99
Class I*	0.70	1,000.00	1,070.20	1.95	1,000.00	1,021.68	3.57

^ The annualized expense ratios for the Funds of Funds do not include expenses of the Funds of Funds’ Underlying Funds. The annualized expense ratios for the Master Funds include the expenses of both the Master and Feeder Fund.

† For Class A which has at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Class I which has less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 98/365 (to reflect the period since the Class’ inception).

* Class I has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

‡ The expenses for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

28

Jackson Variable Series Trust Sub-Advised Funds Market Summary (Unaudited)

Major Indices Returns for the Year Ended December 31, 2017

Domestic Equity		Developed International Equity
S&P 500 Index	21.83%	MSCI All Country World ex-USA Index (Net)	27.19%
Russell 1000 Index	21.69	MSCI EAFE Index (Net)	25.03
Russell 2000 Index	14.65
Russell 3000 Index	21.13	Emerging Markets
		MSCI Emerging Markets Index (Net)	37.28%
Fixed Income
Bloomberg Barclays Global Aggregate Bond Index	7.40%	Alternative Assets
Bloomberg Barclays U.S. Aggregate Bond Index	3.54	Bloomberg Commodity Index	1.70%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	7.50	FTSE EPRA/NAREIT Developed Index	11.42

		Alternative Strategy
		Wilshire Liquid Alternative Index	5.08%

Domestic Equity: U.S. stocks seemed only to go up in 2017, as all major broad market indices posted double digit gains for the year amid a low volatility market environment. The large cap oriented S&P 500 Index rose in each calendar month of the year for the first time in its history in delivering gains of more than 20%. Small- and mid-cap stocks were relatively staid in comparison, while domestic equities in general trailed foreign stocks, especially emerging markets, for the full year. Growth stocks outperformed value oriented names, dominating returns for the first eight months before a rally towards the end of the year led by financials and retailers gave value a modest boost. Markets largely tuned out geopolitical risks abroad and political uncertainty at home to focus on improved corporate earnings and signs of a synchronized global economic recovery. The expectation and ultimate passage, of tax reform legislation during the fourth quarter gave stocks another jolt leading to heightened outlooks for 2018. Still, some caution may be warranted as the U.S. Federal Reserve (“Fed”) unwinds its balance sheet and plans to further increase interest rates and as of December 31, 2017 the U.S. stock market approached a record length of time without a 10% correction amid record low volatility potentially a sign of growing complacency among investors.

Fixed Income: U.S. bonds delivered solid returns overall despite continued Fed interest rate increases and the beginning of the unwinding of its balance sheet after years of quantitative easing bond purchases. In many respects, however, it was a tale of two markets as government and short term bonds those most sensitive to increases in the Fed’s Funds rate lagged more credit- and yield-oriented issues as investors continued in their quest for higher yielding securities. Adding to this disparity was a weaker U.S. Dollar which, in combination with signs of life from the global economy, helped to fuel a rally in foreign bonds. Indeed, global bonds delivered roughly double the return of U.S. bonds during the year, with higher yielding emerging markets debt among the leading sectors. The expectation of further Fed interest rate hikes in 2018 and the passage of tax reform legislation, which may spark higher economic growth and higher interest rates, has some analysts pondering the end of more than 30 years of generally declining interest rates, the so called bond secular bull market. Thus, investors have reason to be cautious of a potential low total return environment for bonds as well.

Developed International Equity: International stocks soared out of the gate in 2017 on the back of stronger economic data in Europe and a weaker U.S. Dollar in outperforming U.S. equities for the full year. Initial concerns about populist political movements in Europe quickly faded as there was no repeat of Brexit in France, Germany, or anywhere else, while continued easy monetary policy from the European Central Bank and improved economic news solidified sentiment for a unified Europe. Signs of economic improvement were also evident in Japan, where central bankers stepped back from a failed experiment with negative interest rates that appeared to undercut the ability of banks and the financial system to operate normally.

Emerging Markets: Emerging market (“EM”) bonds and equities were the standout asset class in 2017. EM equities gained more than 37% overall on the year, while EM debt was up more than 7.5%. A weaker U.S. Dollar served as a form of stimulus in the shape of easier debt payments in regions where much of the debt is dollar denominated. Healthier end markets in Europe and the U.S. helped economic activity as well. Even as the rally appeared to be petering out towards the end of the year, a surge in the price of oil and energy markets boosted several oil rich emerging economies such as Brazil and Russia.

Alternative Assets: Alternative assets posted gains in 2017, but generally struggled relative to equities. The continued lack of increased inflation kept a lid on commodity prices for much of the year, with only a surge in oil prices in the fourth quarter hinting at a more favorable outlook. Infrastructure related assets performed better and energy assets received a boost from the rise in expectations and oil prices towards the end. Domestic real estate was the notable laggard in the face of a rising interest rate environment in the U.S., while globally real estate lagged equities by a wide margin.

Alternative Strategy: Alternative investment strategies beat fixed income but severely lagged equities as the Wilshire Liquid Alternative Index returned a relatively tepid 5.08% in 2017. Equity hedged strategies did the best out of the group, though still managed only single digit returns, as they benefitted from equity exposure in general. The relative value, global macro and event driven segments all underperformed the broader index as steady returns amid low volatility within equity markets throughout the year detracted from the appeal of alternatives.

JNL Tactical ETF Funds Jackson National Asset Management, LLC (Unaudited)

JNL Tactical ETF Moderate Fund, JNL Tactical ETF Moderate Growth Fund and JNL Tactical ETF Growth Fund (collectively “JNL Tactical ETF Funds”) seek to achieve their investment objectives by investing in a diversified group of underlying exchange traded funds (“ETFs”). Each JNL Tactical ETF Fund’s asset allocation is determined by the Funds’ Adviser through a proprietary asset allocation model. The Funds’ Sub Adviser, Mellon Capital Management Corporation, executes transactions in the underlying ETFs to closely replicate the allocation determined by the Adviser.

For the year ended December 31, 2017, all three sleeves of the JNL Tactical ETF portfolios – domestic and international equity, plus fixed income – contributed positively to performance gross of fees. Within equities, dedicated sector positions in information technology, health care and financials helped domestically, overcoming weakness in small/mid-cap stocks and real estate, while an allocation to emerging markets equities was also a standout. Fixed income benefitted from positions in high yield and emerging market debt.

The real estate and emerging market debt positions were new in 2017, initiated in February and then increased throughout the year. Other notable changes at that time included the sale of the iShares MSCI USA Quality Factor ETF in favor of more dedicated sector exposure and the sale of iShares MBS ETF as the mortgage bond sector no longer provided a compelling tactical opportunity. In July, we initiated a position in the iShares MSCI India ETF given the attractiveness of emerging markets and the country’s long-term growth prospects. Funds for that position came from positions in health care and treasury inflated protected securities. Finally, towards the end of the year we trimmed the position in high yield bonds given the rally in the sector and less attractive valuations going forward.

JNL Tactical ETF Moderate Fund

Composition as of December 31, 2017:
Alternative	1.6%
Domestic Equity	29.9
Domestic Fixed Income	42.7
Emerging Markets Equity	4.9
International Equity	7.0
International Fixed Income	6.0
Securities Lending Collateral	7.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL Tactical ETF Moderate Fund outperformed its primary benchmark by posting a return of 11.45% for Class A shares compared to 10.91% for the Dow Jones Moderately Conservative Index. The Fund outperformed its blended benchmark return of 11.32% for the 40% MSCI All Country World Index (Net), 60% Bloomberg Barclays U.S. Aggregate Bond Index.

Effective September 25, 2017, JNL Tactical ETF Conservative Fund’s name was changed to JNL Tactical ETF Moderate Fund.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 20% to 60% (with a target allocation of 40%) of its assets to underlying ETFs that invest primarily in equity securities and 40% to 80% (with a target allocation of 60%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Moderate Growth Fund

Composition as of December 31, 2017:
Alternative	1.8%
Domestic Equity	37.3
Domestic Fixed Income	28.1
Emerging Markets Equity	10.2
International Equity	12.5
International Fixed Income	4.2
Securities Lending Collateral	5.8
Other Short Term Investments	0.1
Total Investments	100.0%

For the year ended December 31, 2017, JNL Tactical ETF Moderate Growth Fund outperformed its primary benchmark by posting a return of 15.72% of Class A shares compared to 15.15% for the Dow Jones Moderate Index. The Fund outperformed its blended benchmark return of 15.41% for the 60% MSCI All Country World Index (Net), 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Effective September 25, 2017, JNL Tactical ETF Moderate Fund’s name changed to JNL Tactical ETF Moderate Growth Fund.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 40% to 80% (with a target allocation of 60%) of its assets to underlying ETFs that invest primarily in equity securities and 20% to 60% (with a target allocation of 40%) to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Growth Fund

Composition as of December 31, 2017:
Alternative	3.4%
Domestic Equity	46.4
Domestic Fixed Income	11.3
Emerging Markets Equity	12.3
International Equity	15.1
International Fixed Income	2.1
Securities Lending Collateral	9.2
Other Short Term Investments	0.2
Total Investments	100.0%

For the year ended December 31, 2017, JNL Tactical ETF Growth Fund outperformed its primary benchmark by posting a return of 19.35% of Class A shares compared to 19.08% for the Dow Jones Moderately Aggressive Index. The Fund underperformed its blended benchmark return of 19.62% for the 80% MSCI All Country World Index (Net), 20% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s investment objective is to seek long term growth of capital through investment in ETFs. Under normal market conditions, the Fund allocates approximately 60% to 100% (with a target allocation of 80%) of its assets to underlying ETFs that invest primarily in equity securities and 0% to 40% (with a target allocation of 20%) of its assets to underlying ETFs that invest primarily in fixed income securities and/or cash alternatives, and up to 15% (with a target allocation of 0%) to underlying ETFs that invest primarily in alternative assets and strategies.

JNL Tactical ETF Funds Jackson National Asset Management, LLC (Unaudited)

JNL Tactical ETF Moderate Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	11.45%	1 Year	N/A
5 Year	5.52	5 Year	N/A
Since Inception	5.43	Since Inception	3.62%
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Tactical ETF Moderate Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	15.72%	1 Year	N/A
5 Year	8.08	5 Year	N/A
Since Inception	7.74	Since Inception	4.78%
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL Tactical ETF Growth Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	19.35%	1 Year	N/A
5 Year	9.91	5 Year	N/A
Since Inception	9.46	Since Inception	6.12%
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

JNL/AQR Risk Parity Fund AQR Capital Management, LLC. (Unaudited)

JNL/AQR Risk Parity Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	11.89%	1 Year	N/A
Since Inception	4.23	Since Inception	4.04%
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	39.9%
Other Short Term Investments††	60.1
Total Investments	100.0%

††In general, the Fund gains exposure to asset classes by investing in a number of different types of derivative instruments. Please refer to the Schedule of Investments for the Fund's derivative investments.

For the year ended December 31, 2017, JNL/AQR Risk Parity Fund outperformed its primary benchmark by posting a return of 11.89% for Class A shares compared to 0.86% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its blended benchmark return of 15.18% for the 60% MSCI All Country World Index (Net) and 40% Bloomberg Barclays Global Aggregate Hedged Index.

The Fund is designed to have equal risk exposure to three different risk sources: equity risk (global developed and emerging equities), nominal interest rate risk (global developed nominal bonds) and inflation risk (commodities, inflation linked bonds and emerging currencies). All three of the Fund’s risk sources contributed positively to performance on the year. Equity risk contributed 8.5% as developed and emerging equity markets rallied throughout the year on strong global growth data. U.S. equity markets outperformed on better than expected economic data as well as expectations and ultimately the signing into law, of the Tax Cuts and Jobs Act, which will provide a meaningful cut to the corporate tax rate starting in 2018. Emerging equities outperformed developed, rallying on better than expected growth and economic data. Nominal bonds contributed 1.6% over the year as carry and rolldown provided net gains despite global yields being slightly higher on the year. Inflation sensitive assets contributed 3.1% to the Fund, as commodities (1.7%), inflation linked bonds (0.6%), and emerging currencies (0.8%) all contributed positively to performance. Commodity markets rallied, led by gains in base metals, which rallied on supply curtailments and better than expected manufacturing data in China, and energies — oil prices ended 2017 at three year highs. Inflation linked bonds gained alongside nominals. Emerging currencies strengthen against the U.S. Dollar as emerging countries generally experienced positive economic developments and less political uncertainty.

The Fund invests entirely in futures, forwards and swaps to gain its long exposure to the various underlying markets with the exception of inflation linked bonds which are held as cash securities. The Fund targets equal risk amongst the risk categories with gross notional exposures of 45%, 120%, and 78% to equities, nominal bonds and inflation sensitive assets, respectively and the Fund’s total exposure is 243%.

JNL/BlackRock Global Long Short Credit Fund BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited (Unaudited)

JNL/BlackRock Global Long Short Credit Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	3.20%	1 Year	N/A
Since Inception	1.44	Since Inception	0.83%
‡Inception date April 29, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	16.5%
Non-U.S. Government Agency ABS	14.5
Information Technology	11.8
Consumer Discretionary	8.7
Telecommunication Services	7.9
Industrials	7.2
Energy	3.5
Health Care	3.5
Materials	2.4
Consumer Staples	1.8
Real Estate	1.5
Utilities	0.6
Government Securities	(0.6)
Other Short Term Investments	20.7
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/BlackRock Global Long Short Credit Fund outperformed its benchmark by posting a return of 3.20% for Class A shares compared to 0.86% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

U.S. credit strategies drove performance, although European credit strategies were positive for the year, as well. In aggregate, the largest driver of returns came from U.S. absolute return strategies, including idiosyncratic long positions across a number of sectors, event related trades and relative value trades within investment grade corporates. Carry strategies globally were accretive, including exposure to bank loans, collateralized loan obligations, equipment trust certificates and UK pubs securitized assets. In the U.S. and Europe, directional exposure to high yield, financials and investment grade corporates were additive as spreads continued to compress. Detractors for the year were limited and included hedges in both the U.S. and Europe in the form of equity options and futures. Additionally, idiosyncratic short positions in the U.S. were a slight detractor for the year.

As part of its investment strategy, the Fund uses derivatives to fully hedge against duration (sensitivity to interest rate movements) and currency risk. The Fund manager may also employ credit derivatives in order to express a positive or negative view on a particular issuer or sector, or to hedge or manage overall credit risk. Similarly, the Fund utilizes equities to manage or hedge risk associated with specific single names in addition to broad market moves given the correlation between credit and equities. More specifically, the Fund utilized equity futures and options for these purposes in addition to equity contracts for differences, which allow the fund to benefit from changes in the price of an equity without owning or shorting the underlying security. The Fund opted to express short views on certain credits through such instruments.  Derivatives had a net negative impact on performance. Specifically, derivatives used to hedge currency risk were a detractor for the year.

Throughout the year, we focused on increasing the absolute return strategies in both the U.S. and Europe. As the beta trade continues to wind down, strategies that emphasize bottom-up credit dispersion will become increasingly important. In both regions, we focused on event related trades, capital structure trades and idiosyncratic long positions where a catalyst existed such as mergers and acquisitions, liability management and regulatory changes.

In the fourth quarter, bond markets rallied, volatility remained subdued and commodities rallied on the back of a strong global economy. We believe the synchronization of global growth will continue in 2018 along with tighter monetary policy from central banks. This economic environment provides a positive backdrop for credit in the form of low default rates and stable default expectations. However, given that we are late in the credit cycle, price appreciation from spread compression will be modest and carry driven strategies will continue to drive returns. The carry environment experienced this year continues to underscore the importance of our investment approach and the need for strong credit selection, expressing both long and short positions across a range of asset classes and throughout the capital structure. As dispersion increases we will continue to emphasize absolute return strategies by putting money to work in idiosyncratic opportunities, including event related trades and capital structure trades. From a regional standpoint, we continue to put capital to work in the U.S., but have been increasing exposure to Europe where monetary policy remains more accommodative.

At year end, the Fund’s exposures were 123% long credit, 21% short credit and 102% net long credit. The Fund continues to split capital among directional, carry driven and idiosyncratic strategies with an increased emphasis on the latter, especially as dispersion continues to increase presenting opportunities to select winners and losers.

JNL/DFA U.S. Small Cap Fund Dimensional Fund Advisors LP (Unaudited)

JNL/DFA U.S. Small Cap Fund

¹Effective September 25, 2017, the Fund changed its primary benchmark from the Russell Micro Cap Index to the MSCI USA Small Cap Index for consistency with the Fund's principle investment strategies.

Average Annual Total Returns*
Class A‡		Class I†
1 Year	10.15%	1 Year	N/A
5 Year	14.26	5 Year	N/A
Since Inception	13.62	Since Inception	6.71%
‡Inception date September 10, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	19.8%
Industrials	18.8
Consumer Discretionary	15.3
Information Technology	13.4
Health Care	8.5
Materials	5.6
Energy	5.3
Consumer Staples	4.1
Utilities	2.9
Telecommunication Services	1.2
Real Estate	0.6
Rights	-
Securities Lending Collateral	4.0
Other Short Term Investments	0.5
Total Investments	100.0%

For the year ended December 31, 2017, JNL/DFA U.S. Small Cap Fund underperformed its primary benchmark by posting a return of 10.15% for Class A shares compared to 17.30% for the MSCI USA Small Cap Index (Gross).

Effective September 25, 2017, the JNL/DFA U.S. Micro Cap Fund’s name changed to JNL/DFA U.S. Small Cap Fund and at the that time the investment strategy changed from a micro cap strategy to a small cap strategy.

The U.S. market had positive performance in 2017. The yearly return for the broad U.S. market, as measured by the MSCI USA IMI Index, was 21.28%. Small cap securities underperformed the broad market, as measured by the MSCI USA Small Cap Index (Gross) return.

The MSCI USA Small Cap Index (Gross) includes stocks with greater market capitalizations than those generally invested in by the Fund. Therefore, the Fund had a greater allocation to stocks with smaller market capitalizations, which was the primary driver of underperformance, as stocks with smaller market capitalizations underperformed stocks with greater market capitalizations for the year. The Fund’s general exclusion of stocks with the lowest profitability and highest relative price also detracted from relative performance, as those stocks outperformed for the year. At the sector level, the Fund’s general exclusion of real estate investment trusts (“REITs”) had a positive impact on performance relative to both Russell Microcap Index and MSCI USA Small Cap Index (Gross) as REITs underperformed the MSCI USA Small Cap Index (Gross).

JNL/DoubleLine Total Return Fund DoubleLine Capital LP (Unaudited)

JNL/DoubleLine Total Return Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	4.16%	1 Year	N/A
Since Inception	3.33	Since Inception	0.28%
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Non-U.S. Government Agency ABS	45.5%
U.S. Government Agency MBS	45.2
Government Securities	3.3
Other Short Term Investments	6.0
Total Investments	100.0%

For the year ended December 31, 2017, JNL/DoubleLine Total Return Fund outperformed its benchmark by posting a return of 4.16% for Class A shares compared to 3.54% for the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund has a duration of approximately 3.8 years and a weighted average life of 5.5 years. It is composed of 45.0% agency residential mortgage-backed securities (“RMBS”) and 45.3% securitized credit. Non-agency RMBS makes up about 62% of the securitized credit bucket. The Fund yields about 3.20%. While all sectors contributed positively to performance, the selloff in the U.S. Treasury curve impacted valuations across fixed income. Prices were down across agency RMBS with longer duration derivative positions such as inverse interest only securities the worst performers. Pass throughs were the best performing in the sector as these investments generated positive total return due to interest income. Non-agency RMBS contributed positively to performance due to strong interest income. Subprime securities were the best performing within the sector. Amongst other securitized credit sectors, returns were positive due to interest income. While prices were down on asset-backed securities and commercial mortgage-backed securities, collateralized loan obligations outperformed due to an increase in prices. We will continue to manage the Fund with a duration lower than the benchmark as we believe there is a bias to higher rates over the medium term. The benchmark currently has a duration of about 6 years. Our outlook for investing remains focused on finding opportunities across both agency and non-agency markets that offer attractive return profiles relative to their risks.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Eaton Vance Management (Unaudited)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	5.15%	1 Year	N/A
Since Inception	2.81	Since Inception	2.08%
‡Inception date April 29, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	62.1%
Financials	4.2
Industrials	1.9
Real Estate	1.5
Energy	1.1
Consumer Staples	0.8
Information Technology	0.6
Telecommunication Services	0.5
Consumer Discretionary	0.3
U.S. Government Agency MBS	0.3
Materials	0.2
Health Care	0.1
Utilities	0.1
Other Short Term Investments	26.3
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund outperformed its primary benchmark by posting a return of 5.15% for Class A shares compared to 0.86% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund outperformed its other benchmark, the Credit Suisse Global Macro Hedge Fund Index, which returned 2.14%.

For the year, Eastern Europe was the top performing region in the Fund. Latin America, Asia and the Dollar Bloc also positively contributed to performance. The Middle East and Africa region detracted the most, followed by Western Europe.

In Eastern Europe, positioning in currency and sovereign credit drove positive performance. Long currency exposure in Serbia, Russia and Czech Republic were among top performers. Long sovereign credit positions in Cyprus, Macedonia, Turkey and Belarus, were other notable contributors.

Latin America received its positive contribution mainly from sovereign credit positioning as well as select interest rate exposures. Long sovereign credit exposure in El Salvador and Ecuador and a long local bond position in the Dominican Republic produced the largest positive returns in the region.

In Asia, positive performance was primarily from rates exposures while equity positioning provided a boost to results as well. Top contributors included long local exposures in Sri Lanka and Indonesia as well as long positioning in Vietnamese equities.

The Middle East and Africa region detracted from performance primarily due to rates, sovereign credit and currency exposures. Top detractors included short credit and currency in South Africa as well as short rates in Saudi Arabia. A short currency position in Oman was another notable detractor.

In Western Europe, positioning in corporate credit and currency hurt performance. A short position in the Euro and long exposure in the Swedish Krona versus the Euro were among top detractors, in addition to a short European corporate credit position.

Regarding exposure at year end, the Fund was net long foreign currency, while the Fund ended the year with a credit spread duration at negative one year. U.S. interest rate duration was nearly one year, while non-U.S. interest rate duration was negative one year.

The Fund typically employs significant use of derivative instruments both to gain exposure as well as hedge. The decision to utilize cash instruments or derivatives is based on relative value and efficiency as deemed by the management team. The Fund primarily used foreign exchange forward contracts and credit default swaps. It may also use interest rate swaps, interest rate futures, bond futures, equity index futures and options, among others.

JNL/Epoch Global Shareholder Yield Fund Epoch Investment Partners, Inc. (Unaudited)

JNL/Epoch Global Shareholder Yield Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	16.82%	1 Year	N/A
5 Year	9.24	5 Year	N/A
Since Inception	9.04	Since Inception	3.27%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Utilities	15.0%
Consumer Staples	13.6
Financials	13.3
Telecommunication Services	12.9
Health Care	10.4
Energy	9.5
Industrials	7.4
Information Technology	4.9
Real Estate	4.6
Consumer Discretionary	3.0
Materials	2.9
Other Short Term Investments	2.5
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Epoch Global Shareholder Yield Fund underperformed its benchmark by posting a return of 16.82% for Class A shares compared to 22.40% for the MSCI World Index (Net).

The Fund's focus is companies that pay their shareholders through cash dividends, stock repurchases and debt reduction, supported by growing free cash flow. This search for sustainable and growing "shareholder yield" from well established companies is a conservative approach that will likely lag the market when it is up sharply. That was particularly true in 2017, as the market's surge was led by information technology (“IT”), a sector that for the most part does not pay dividends.

Differences in sector weights between the Fund and the benchmark were the cause of the underperformance over the year. In addition to having a much smaller weight in IT, the Fund has a much larger weight in telecommunication services and utilities, both of which lagged as investors became increasingly enthusiastic about companies involved in more economically sensitive businesses. Stock selection within sectors was positive overall.

The largest contributor and the largest detractor came from telecommunication services. Vodafone Group Plc, the largest contributor, is a provider of telecommunication services in Europe, Asia and Africa. The company outperformed on results, which demonstrated traction in its convergent offerings, solid European growth and strong cost containment driving cash generation. Overall cash generation continues to expand, overcoming headwinds in India and the UK and the threat of a new provider in Italy. The company remains committed to growing free cash flow and furnishing a progressive dividend.

The largest detractor was CenturyLink Inc. (“CenturyLink”). One of its competitors, Windstream Holdings Inc., announced the discontinuation of their dividend, pressuring shares across the wireline space and followed Frontier Communications Corp.’s dividend being rebased. We do not believe CenturyLink's dividend is at risk, as evidenced by its most recent dividend announcements. The acquisition of Level 3 Communications should allow the company to return to free cash flow growth and improve the dividend coverage. The company remains dedicated to their current dividend and cash flow generation remains supportive.

Over the course of the year, the Fund's sector weights changed only slightly, with a further decrease in cyclical sectors and an increase in defensive sectors, including consumer staples, telecommunication services and utilities.

JNL/FAMCO Flex Core Covered Call Fund Ziegler Capital Management, LLC (Unaudited)

JNL/FAMCO Flex Core Covered Call Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	11.62%	1 Year	N/A
5 Year	7.45	5 Year	N/A
Since Inception	6.78	Since Inception	4.59%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	20.0%
Information Technology	16.7
Industrials	15.8
Health Care	13.4
Consumer Discretionary	10.7
Energy	10.0
Materials	6.3
Telecommunication Services	2.4
Consumer Staples	2.1
Other Short Term Investments	2.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/FAMCO Flex Core Covered Call Fund underperformed its primary benchmark by posting a return of 11.62% for Class A shares compared to 13.00% for the CBOE S&P 500 BuyWrite Index. The Fund underperformed its other benchmark, the S&P 500 Index, which returned 21.83%.

During the fourth quarter, the Fund returned 4.26%, an excess return of 147 basis points (“bps”) over the covered call CBOE S&P 500 BuyWrite Index return of 2.79%. The excess return was due to positive contributions from both call option selection and stock selection. The strong fourth quarter performance resulted in the Fund’s relative performance only falling -138 bps behind the CBOE S&P 500 BuyWrite Index for the full year 2017. Illustrating the benefits of actively managing the call options, the calls in the Fund outperformed the rules based calls in the benchmark by 505 bps during the year, as the Fund’s active process allowed the call options to be rolled up more frequently as the market rallied. Additionally, the benchmark writes index call options, which had an implied volatility of 7.3% at year end. In contrast, the covered call Fund writes single stock call options, which tend to provide more income and downside protection (the average implied volatility of the call options in the Fund was 18.1% at year end, more than double the implied volatility of the index options). Due to the value oriented nature of the stocks in the Fund, they underperformed the stocks in the benchmark by 537 bps as measured by S&P 500 Index, as growth stocks outperformed during the year. However, the stocks in the Fund outperformed large cap value stocks by 112 bps in 2017 as measured by S&P 500 Value Index.

The Fund increased its allocation to high tax companies with attractive valuations during the fourth quarter, so the Fund began 2018 with attractively priced stocks with strong fundamentals. The forward price to earnings ratio of the Fund’s stocks is 15.5 versus 18.3 for the S&P 500 Index. Given the underlying strength in the economy coupled with stimulus from tax reform, the U.S. Federal Reserve is likely to continue with rate increases in 2018. Due to the positive economic backdrop, as well as the undervalued nature of the stocks in the Fund, the Fund has positioned the call options 3.2% above existing stock prices, on average, in order to participate in the upside as we begin 2018.

JNL/Lazard International Strategic Equity Fund Lazard Asset Management LLC (Unaudited)

JNL/Lazard International Strategic Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	28.19%	1 Year	N/A
Since Inception	8.31	Since Inception	6.91%
‡Inception date April 29, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	23.0%
Consumer Discretionary	19.7
Consumer Staples	14.6
Industrials	14.2
Information Technology	8.0
Energy	5.8
Health Care	4.7
Materials	4.2
Real Estate	3.0
Other Short Term Investments	2.8
Total Investments	100.0%

For the year ended December 31, 2017, JNL/Lazard International Strategic Equity Fund outperformed its benchmark by posting a return of 28.19% for Class A shares compared to 25.03% for the MSCI EAFE Index (Net).

In industrials, there were encouraging results from Fanuc Ltd., Rentokil Initial Plc and Wolters Kluwer NV and in specialized construction from Daiwa House Industry Co. Ltd. Returns continue to improve at Carlsberg A/S and Diageo Plc in consumer staples and execution remains strong at ingredients company Kerry Group Plc. In financials, an investment in the equity raise at Italian bank Unicredit SpA appeared to be well timed, as the company delivered impressively on its restructuring plans through 2017. Singapore-based DBS Group Holdings Ltd. gained from buoyant conditions and a cleanup of its non-performing loan exposure, while the London Stock Exchange Group Plc was a key beneficiary of surging exchange traded fund volumes.

Information technology (“IT”) was one of the leading contributors to performance as a restructuring at Tokyo Electron Ltd. appears to be well positioned to benefit from a broadening and steep acceleration in the semiconductor equipment cycle. Ubisoft Entertainment SA also rose materially as investors started to recognize the rapidly changing dynamics of the global video-gaming industry, where revenues are becoming both less volatile and more profitable as the business model moves from single purchases of physical game DVDs, to repeating purchases of digital downloads. In consumer discretionary, Vivendi SA benefited from similar trends in the global music industry, while auto supplier Faurecia saw a material rise in investor margin expectations.

The key negatives were the relative lack of exposure to commodity producers in energy and mining and stock selection in health care along with disappointing results from global cycle parts supplier Shimano Inc. and global sportswear company ASICS Corp. In energy, fuel distributor Z Energy Ltd. gave a confusing message over future dividend prospects, while in materials the Australian fiber cement company James Hardie Industries Plc suffered from operational issues. In health care, Shire Plc, despite an attractive valuation, was hurt by a steady drip of negative news around legal challenges and competing products, while Fresenius SE & Co. KGaA underperformed on concerns over an impending U.S. acquisition. Cash holdings also dragged on relative performance.

Stock selection in industrials, consumer staples, financials and IT helped Fund performance, but stock selection in energy, materials and health care hurt Fund performance.

On the macroeconomic side, the data is broadly encouraging with sentiment indicators at highs in the U.S. and Europe, buoyed by credit growth and the prospect of U.S. tax cuts and French reform. The more benign commodity environment and some increased confidence is feeding into strong industrial demand and Chinese consumers are spending again, now driven by rising personal credit. However, the Fund needs only look at stalling U.S. car sales to see the impact slightly tighter monetary policy is having, reminding us of the overwhelming amount of debt that has continued to pile up on public and private sector balance sheets since the financial crisis.

We continue to identify a strong stream of interesting new investment ideas. However, many market valuation metrics look stretched leaving overall market direction dependent on a benign combination of reasonable economic growth without material upward pressure on interest rates or wages.

Overall, we remain confident that, by continuing to focus on stock selection and seeking to find stocks with sustainably high or improving returns trading at attractive valuations, the strong long term track record of the Fund will continue.

JNL/Neuberger Berman Currency Fund Neuberger Berman Fixed Income LLC (Unaudited)

JNL/Neuberger Berman Currency Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	2.25%	1 Year	N/A
5 Year	0.78	5 Year	N/A
Since Inception	0.92	Since Inception	0.20%
‡Inception date September 10, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Government Securities	36.4%
Other Short Term Investments††	63.6
Total Investments	100.0%

††The Fund gains exposure to currencies by investing in forward foreign currency contracts. Please refer to the Schedule of Investments for the Fund's investments in forward foreign currency contracts.

For the year ended December 31, 2017, JNL/Neuberger Berman Currency Fund outperformed its benchmark by posting a return of 2.25% compared to 0.86% for the ICE Bank of America Merrill Lynch U.S. 3-MonthTreasury Bill Index.

Over the course of 2017 the best performing major currencies were the Euro and the Swedish Krona. The worst performing major currencies were the U.S. Dollar and the New Zealand Dollar. The Fund generated a positive return for the year. An underweight in the Australian Dollar and an overweight in the Swedish Krona were the best performing positions whilst an underweight in the Euro was a detractor of performance.

2017 was largely dominated by three themes: U.S. Dollar weakness, Eurozone strength and strong global growth with low inflation. These themes explained most of the currency performance for the year. The U.S. Dollar was down against all the other major currencies for the year. The high beta currencies to the Eurozone such as the Swedish Krone and Norwegian Krona were among the better performing currencies: although both were down on a trade weighted basis largely because of the strength of the Euro. The Swiss Franc didn’t benefit from the strength of the Eurozone as, with the fall in risk premia in European assets, the flows which were built during the European debt crisis started to reverse, helping the Swiss Franc to depreciate against its European peers.

The combination of global growth and low inflation was a good environment for commodity prices and currencies with a high sensitivity to them. That being said, the New Zealand Dollar didn’t benefit from the rally in commodity and dairy prices. This is likely due to concerns over the new political environment following an election of a party who appear opposed to foreign capital and liberal financial markets.

We enter 2018 with risk adjusted equity returns at all time highs, central bank balance sheets at all time highs and financial market volatility approaching all time lows. Such strong performance in asset classes has been aided by low real interest rates as growth has remained strong and inflation subdued. Towards the end of 2017 there were signs of inflationary pressures starting to emerge in the data, in central bank communications and in market based inflation forecasts. Should the inflation picture continue to strengthen in 2018 we may expect some asset markets to struggle.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Neuberger Berman Fixed Income LLC (Unaudited)

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	6.47%	1 Year	N/A
Since Inception	-9.58	Since Inception	5.24%
‡Inception date April 28, 2014
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	32.4%
Non-U.S. Government Agency ABS	15.5
Energy	9.2
Telecommunication Services	4.0
Real Estate	2.4
Utilities	2.3
Health Care	2.1
Consumer Discretionary	1.9
Information Technology	1.8
Industrials	1.3
Other Short Term Investments††	27.1
Total Investments	100.0%

††The Fund gains exposure to commodities by investing in futures contracts. Please refer to the Schedule of Investments for the Fund's investments in futures contracts.

For the year ended December 31, 2017, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund outperformed its benchmark by posting a return of 6.47% for Class A shares compared to 1.70% for the Bloomberg Commodity Index.

Energy and industrial metals were the largest contributors to the Fund’s total returns during the year, while agriculture detracted. The largest individual contributor during the year was Brent Crude Oil, while natural gas was the largest single detractor.

Relative to its benchmark, the main contributors to the Fund’s outperformance were the underweight to natural gas and overweight gasoline position. An underweight to copper and an out of benchmark feeder cattle position detracted from returns on a relative basis.

While investors focused on the tremendous performance of equity markets in 2017, commodities eked out important gains during the year. As we consider what lies in store for the asset class in 2018, we are encouraged by the more balanced fundamental shape of many commodities, both on the demand side, where demand growth across the commodity complex is strong, as well as the supply side, which is generally short and fragile. Additionally, inflation expectations are picking up, making commodities, with its historical inflation hedging properties, an important asset class to consider. The weaker U.S. Dollar, which trended lower through 2017, will continue to play a key role in commodity returns going forward, given its inverse relationship with the asset class. Finally, compared to richly valued equities and low yielding bonds, we believe commodities offer both value and diversification in an investor’s portfolio. We continue to believe that an actively managed approach that dynamically navigates the risks of the asset class is an attractive way to gain exposure to commodities.

JNL/Nicholas Convertible Arbitrage Fund Nicholas Investment Partners, L.P. (Unaudited)

JNL/Nicholas Convertible Arbitrage Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	4.95%	1 Year	N/A
5 Year	1.50	5 Year	N/A
Since Inception	1.71	Since Inception	0.50%
‡Inception date February 06, 2012
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Long Investments
Information Technology	31.4%
Health Care	18.6
Industrials	14.3
Energy	10.6
Consumer Discretionary	8.0
Financials	6.5
Materials	1.9
Real Estate	1.5
Other Short Term Investments	7.2
Total Long Investments†	100.0%
Short Investments
Information Technology	35.6%
Industrials	18.1
Health Care	17.8
Consumer Discretionary	8.4
Investment Companies	7.0
Energy	6.4
Financials	3.5
Real Estate	2.3
Materials	0.9
Total Short Investments†	100.0%

.

†Total Long Investments represent 104.5% of net assets and Total Short Investments represent (36.3%) of net assets.

For the year ended December 31, 2017, JNL/Nicholas Convertible Arbitrage Fund outperformed its primary benchmark by posting a return of 4.95% for Class A shares compared to 0.86% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index. The Fund underperformed its other benchmark, which posted a return of 5.01% for the Credit Suisse Convertible Arbitrage Hedge Fund Index.

Financial markets ended 2017 strong with synchronized global economic growth and increasing corporate profits. Equities outperformed bonds and convertibles also rallied with equities.

The Fund’s long positions were additive, while its short exposures worked against performance. On a net basis, most sector exposures were positive with the largest contribution to returns from information technology (“IT”), health care and industrials.

The most additive positions to Fund returns (net) included Altaba Inc. (formerly Yahoo! Inc.), Scorpio Tankers Inc. and Square Inc. Negative outliers included Incyte Corp., TESARO, Inc. and Nabors Industries Corp.

The Fund’s delta adjusted net exposure ended at 9.3%. Net exposure to health care and industrials increased, reflecting our conviction in strong secular growth trends in key industries and companies. The Fund’s net exposure to IT decreased as profits were realized. We continue to favor companies with long term secular growth, higher U.S. revenues and strong financials. At year end, the Fund’s largest net exposures were in IT, health care and energy.

Our outlook for 2018 includes expectations for synchronized global growth to continue to support higher corporate earnings, a potential upside catalyst for the broad equity market. We expect U.S. earnings estimates will be revised upwards as analysts and companies adjust their forecasts to reflect increased economic growth and recent tax cuts. On the rate front, we expect the U.S. Federal Reserve will raise rates three times in 2018. We are closely monitoring the shift in global monetary policy to be less accommodative which could present increased risk to the market if the unwinding of global quantitative easing is mishandled.

We believe selectivity and active management will continue to benefit the Fund with continued sector dispersion and lower stock correlations. We have strong conviction that the fundamental strength of the companies held in the Fund will sustain their potential acceleration in earnings and revenue growth.

JNL/PIMCO Credit Income Fund Pacific Investment Management Company LLC (Unaudited)

JNL/PIMCO Credit Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	6.97%	1 Year	N/A
5 Year	3.57	5 Year	N/A
Since Inception	4.16	Since Inception	0.60%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	36.3%
Government Securities	20.6
Energy	7.1
Consumer Discretionary	5.5
Real Estate	4.4
Telecommunication Services	4.3
Health Care	4.0
Industrials	3.7
Information Technology	3.3
Utilities	3.1
Non-U.S. Government Agency ABS	2.1
Consumer Staples	1.6
U.S. Government Agency MBS	1.4
Materials	0.7
Other Short Term Investments	1.0
Securities Lending Collateral	0.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/PIMCO Credit Income Fund outperformed its benchmark by posting a return of 6.97% for Class A shares compared to 6.18% for the Bloomberg Barclays U.S. Credit Bond Index.

Headlines in 2017 were largely dominated by political developments, namely Donald Trump’s surprise victory in the U.S. presidential election, the U. S. Federal Reserve’s (“Fed”) policy decisions and geopolitics. In the U.S., solid fundamental data, relatively easy financial conditions and optimism among businesses and consumers provided an opportunity for the Fed to continue on its path towards policy normalization. As such, the Fed raised rates and unveiled details of its plan to gradually unwind its balance sheet. A perceived hawkish shift in tone from other major central banks spurred most developed market yields to rise. Still, the fundamental backdrop remained largely intact and the broader risk rally continued as equities marched higher, credit spreads tightened and emerging market (“EM”) assets strengthened.

Within U.S. interest rate strategies, tactical duration positioning contributed to performance as short term rates sold off and intermediate to long term rates rallied. Positioning within select EM currencies, including the Brazilian Real, Mexican Peso and Russian Ruble contributed to performance, however, positioning within Asian EM currencies, particularly the South Korean Won, Singapore Dollar and Chinese Yuan, detracted from performance as the currencies fluctuated.

Within spread strategies, an underweight to investment grade industrials and utilities detracted from performance given credit spread tightening. However, an allocation to high yield financials, industrials and utilities contributed as spreads ended the year tighter. Additionally, an underweight to municipal securities detracted from relative performance, while overweights to U.S. Dollar denominated EM corporates and quasi sovereigns added to returns as spreads broadly narrowed.

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps, options, swaptions and futures. The Fund's overall corporate exposure, which contributed to performance, was partially obtained via the use of credit default swaps. The Fund’s long U.S. Dollar positioning against Asian EM currencies, partly achieved through currency forward agreements, was negative for performance; however, tactical exposure to the Brazilian Real, Mexican Peso and Russian Ruble, also facilitated with currency forwards, contributed to performance.

JNL/PPM America Long Short Credit Fund PPM America, Inc. (Unaudited)

JNL/PPM America Long Short Credit Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	3.78%	1 Year	N/A
Since Inception	2.31	Since Inception	1.25%
‡Inception date April 29, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	16.7%
Non-U.S. Government Agency ABS	13.1
Consumer Discretionary	11.7
Energy	10.0
Materials	7.2
Industrials	7.2
Health Care	7.2
Consumer Staples	5.9
Utilities	5.1
Telecommunication Services	4.6
Information Technology	4.1
Investment Companies	2.3
U.S. Government Agency MBS	0.5
Other Equity Interests	-
Real Estate	(0.1)
Other Short Term Investments	4.4
Net Long (Short) Investments	100.0%

For the year ended December 31, 2017, JNL/PPM America Long Short Credit Fund outperformed its benchmark by posting a return of 3.78% for Class A shares compared to 0.86% for the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

As the Fund tracks a cash equivalent benchmark, the Fund was positioned almost entirely out of index throughout the year. Long credit positions in corporate bonds contributed the most to Fund performance, notably the Fund’s allocation to energy. The Fund’s short credit positions in credit default swaps detracted slightly from the Fund’s performance over the year. The Fund’s position in credit default swaps and futures comprised the Fund’s derivative exposure throughout the year. The Fund uses futures to manage duration.

Positioning among sectors shifted from corporate loans to asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) during the year. The Fund held approximately 31% in corporate loans, 2% in ABS, and 0.1% in CMBS at the beginning of the year. At the end of the year, the Fund held approximately 22%, 13%, and 1% in these same sectors, respectively. The Fund was well diversified among industries at year end with the top 5 segments representing 59% of the total investments.

The central bank driven environment continues to be a risk into 2018. While U.S. growth is strong and higher yields in the U.S. versus global opportunities continue to drive foreign investors into U.S. assets, a tightening cycle in Europe or Japan could cause yield seeking investors to rotate toward those markets. Further, with the U.S. Federal Reserve (“Fed”) in a rate hiking cycle and unwinding its balance sheet, there is risk the Fed moves too quickly and shocks markets. Company fundamentals remain strong, but a downside surprise to earnings would be a risk to the Fund. Technicals are also strong, but a deterioration in flows could cause spreads, which are at tight levels, to widen significantly, beyond just a short term buying opportunity. This Fund’s ability to take short positions across various sectors/securities and to hedge interest rate risk may act to help mitigate volatility.

JNL/T. Rowe Price Capital Appreciation Fund T. Rowe Price Associates, Inc (Unaudited)

JNL/T. Rowe Price Capital Appreciation Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	14.80%	1 Year	N/A
Since Inception	10.30	Since Inception	3.32%
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Investment Companies	0.1%
Health Care	18.5
Information Technology	15.9
Consumer Discretionary	14.1
Financials	10.2
Consumer Staples	7.6
Industrials	6.5
Utilities	3.8
Government Securities	2.3
Real Estate	2.1
Materials	1.4
Energy	1.4
Telecommunication Services	1.0
Non-U.S. Government Agency ABS	0.1
Other Short Term Investments	12.1
Securities Lending Collateral	2.9
Total Investments	100.0%

For the year ended December 31, 2017, JNL/T. Rowe Price Capital Appreciation Fund underperformed its primary benchmark by posting a return of 14.80% for Class A shares compared to 21.83% for the S&P 500 Index. The Fund outperformed its blended benchmark return of 14.21% for the 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund’s equity holdings outperformed the S&P 500 Index. The Fund’s fixed income holdings also posted a positive return during the year and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Among equity sectors, stock selection in health care (Abbott Laboratories) contributed to relative results. Information technology detracted from relative performance due to an underweight position and stock choices (Fiserv Inc.).

The five largest purchases during the year were Becton Dickinson & Co.; Fidelity National Information Services Inc.; Danaher Corp.; Visa Inc.; and Fiserv Inc. The five largest sales during the year were Bank of New York Mellon Corp., Pacific Gas and Electric Co., American Tower Corp., Altria Group, Inc. and Home Depot Inc.

The Fund’s equity weight slightly increased over the year. The Fund’s largest increase in sector weighting relative to the benchmark was in industrials and business services, while the Fund’s most significant decrease in relative weighting was in consumer staples. The Fund’s overall fixed income weight decreased. The Fund’s U.S. Treasury and corporate positions increased, while exposure to high yield and bank debt decreased.

In the near term, the Fund manager believes earnings growth could continue to drive stocks higher. However, the Fund manager sees increasing potential for a downturn in the midterm, as valuations across asset classes remain elevated relative to history and the U.S. appears to be in the later stages of an economic cycle. With this perspective, we are favoring high quality companies that we believe can perform well in a variety of economic and market scenarios. The Fund manager is also finding select opportunities in potential beneficiaries of federal tax reform.

As of December 31, 2017, the Fund held equity options generating gross exposure of 5.1%. These instruments were held throughout the year. The Fund also held rights generating minimal exposure, which were held at various points throughout the year. During the year, the covered call strategy represented, on average, 5.9% of the overall Fund and generated a return of approximately 24.9%. The covered call strategy's estimated contribution to the Fund’s total return was 1.34%. The estimated return impact from employing options was -71 basis points for the year.

JNL/The Boston Company Equity Income Fund The Boston Company Asset Management LLC (Unaudited)

JNL/The Boston Company Equity Income Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	15.66%	1 Year	N/A
5 Year	15.42	5 Year	N/A
Since Inception	14.48	Since Inception	8.73%
‡Inception date February 06, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Financials	33.1%
Energy	12.7
Industrials	10.0
Health Care	9.6
Information Technology	8.6
Materials	7.4
Consumer Staples	5.8
Telecommunication Services	5.2
Consumer Discretionary	4.7
Real Estate	1.4
Utilities	0.9
Other Short Term Investments	0.6
Securities Lending Collateral	-
Total Investments	100.0%

For the year ended December 31, 2017, JNL/The Boston Company Equity Income Fund outperformed its benchmark by posting a return of 15.66% for Class A shares compared to 15.36% for the S&P 500 Value Index.

The U.S. equity market has produced strong returns year to date responding positively to accelerating global growth and improving earnings. Industrials, information technology (“IT”) and energy were the Fund’s strongest relative performers, while consumer staples and consumer discretionary were the weakest.

Stock selection among industrial conglomerates as well as overweight exposure to aerospace and defense names drove relative outperformance in industrials. In IT, overweight exposure to the semiconductors and electronic equipment instruments segment and solid security selection among hardware companies fueled relative returns. In energy, the Fund benefited from stock selection in the oil gas and consumable fuels segment.

Challenging selection among food products and beverages names detracted from returns in consumer staples. Consumer discretionary also lagged due to selection in the media and auto components segments.

Financials continues to be the largest absolute weight due to attractive valuations and exposure to an improving economy. Regulatory rationalization, corporate tax reform and interest rate normalization are powerful earnings drivers for this sector. The Fund maintains its overweight to materials and are particularly excited about aggregate companies in the construction materials segment. We prefer businesses that are willing and able to employ shareholder friendly capital return practices. The Fund is also overweight IT, preferring companies with compelling product cycles and management teams that are committed to shareholder friendly capital return policies. Additionally, the Fund increased its exposure to telecommunication services and is now overweight, favoring names that are well positioned to benefit from the convergence of media and wireless industries. The Fund’s largest underweight is consumer staples, though we continue to believe select food products companies are attractive due to industry consolidation, activist involvement and efforts to increase margins. We also maintain an underweight to the expensive, defensive, high yielding, slow growing utilities sector. The Fund is now underweight consumer discretionary, but we are finding opportunities among select media and auto components stocks. The Fund maintains relatively neutral positions in energy, health care, industrials and real estate.

JNL/The London Company Focused U.S. Equity Fund The London Company of Virginia, LLC (Unaudited)

JNL/The London Company Focused U.S. Equity Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	17.30%	1 Year	N/A
Since Inception	10.45	Since Inception	8.66%
‡Inception date September 16, 2013
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Industrials	23.4%
Consumer Discretionary	20.8
Financials	20.5
Consumer Staples	10.2
Materials	8.3
Information Technology	8.1
Health Care	3.7
Other Short Term Investments	3.0
Securities Lending Collateral	2.0
Total Investments	100.0%

For the year ended December 31, 2017, JNL/The London Company Focused U.S. Equity Fund underperformed its primary benchmark by posting a return of 17.30% for Class A shares compared to 21.13% for the S&P Composite 1500 Index.

The benchmark was led by information technology (“IT”) and health care while energy and telecommunication services lagged. Sector exposure had a positive impact offset by stock selection. At the sector level, an underweight in energy, telecommunication services and real estate had a positive impact on relative performance, partially offset by the negative impact of an underweight in IT and health care.

The best performing stocks relative to the benchmark for the year were: Orbital ATK Inc. rallied early in the year as the company announced resolution to the accounting and restatement issues surrounding the Lake City Army Ammunition Plant ammo contract and then the company received an all cash takeover bid from Northrop Grumman Corp. Old Dominion Freight Line Inc. shares rose 53.95% for the year as the company experienced both volume and pricing gains in its trucking business driven by the solid economic environment. Dollar Tree Inc. rallied as the company was able to show improvement at the Family Dollar Stores, acquired in 2015. BlackRock Inc. shares moved higher as the company experienced positive asset flows largely driven by its leadership position in the exchange traded fund market. Norfolk Southern Corp. shares rallied steadily throughout the year as the company continues to reduce its expenses while benefitting from strength in the overall economy.

The more challenged positions based on relative performance for the year were: Tredegar Corp. (“Tredegar”) shares declined during the year mostly due to weakness in the films division, particularly in Brazil. However, improved results at the aluminum extrusion business helped recover some of the losses. Tredegar remains in strong financial position and we believe its underlying asset values will buttress the stock. Shares of General Electric Co. declined 42.92% during the year due to weaker than expected earnings, lower guidance and a large reduction in the dividend. A new management team assumed control and provided its roadmap for the company in November, which included a new approach to capital allocation and a -50% reduction in the dividend. The Fund trimmed the stock early in the year, but maintained a position despite the weakness in the stock. We believe the company possesses multiple competitive advantages including market leadership (85% of earnings from businesses with industry leading share), strong customer relationships, massive installed bases (barrier to entry) and a high percentage of sales from higher margin aftermarket services. Shares of Martin Marietta Materials Inc. underperformed the broader market due to poor weather in some of its important regions and a relatively high valuation entering the year after a very strong 2016. Customer momentum remains strong and we remain attracted to the pricing power in the aggregates industry. MBIA Inc. (“MBIA”) continued its volatile pattern during the year with significant moves to the upside and downside. The stock finished 2017 down as fears persist on exposure to Puerto Rico. The devastating hurricane has heightened concerns on the territory’s ability to handle their debt obligation and encouraged short sellers to bet against the company. We believe MBIA is well capitalized to handle any losses and has used excess cash in the meantime to return capital to shareholders, buying back 35% of its shares in just the last quarter. Shares of NewMarket Corp. fell -4.69% during the year reflecting higher raw material costs and lower pricing. We remain attracted to the stable revenue outlook in the market for fuel additives and lubricants, pricing power in a consolidated industry and excellent history of capital allocation.

During the year, the Fund established new positions in Colgate-Palmolive Co. (“Colgate”), Lamb Weston Holdings Inc., MBIA, Penske Auto Group Inc., Target Corp., and Tiffany & Co. The Fund sold Cabela’s Inc., Colgate, Deere & Co., LogMeIn Inc., Pfizer Inc., PulteGroup Inc., Tredegar and Vista Outdoors Inc.

During the year the Fund reduced its exposure to materials, industrials and health care and increased its exposure to consumer discretionary and consumer staples.

The combination of a solid economy, low inflation and relatively low interest rates usually creates a positive environment for stocks. We believe this holds true today, but there are always risks. Potential risks include relatively high valuations for stocks using traditional metrics, geopolitical turmoil, excessive government stimulus, rising inflation, or the Fed getting more aggressive. We believe the risks and rewards are somewhat balanced as they relate to stocks overall, but we always remain cautious and focus on limiting downside in each holding. Fortunately, we are still finding high conviction investment ideas to populate the Fund.

Looking ahead, we believe the Fund is well positioned based on the strength of the companies owned and the overall valuation of the Fund. The market is not cheap and we could certainly see a pullback and/or greater volatility in the near future. In an environment of lower expected returns and greater volatility, we believe it offers a defensive option for equity investors.

JNL/VanEck International Gold Fund Van Eck Associates Corporation (Unaudited)

JNL/VanEck International Gold Fund

Average Annual Total Returns
Class A‡		Class I†
1 Year	13.40%	1 Year	N/A
5 Year	-9.03	5 Year	N/A
Since Inception	-10.29	Since Inception	0.19%
‡Inception date September 10, 2012
†Inception date September 25, 2017

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Materials	94.0%
Financials	0.3
Warrants	-
Securities Lending Collateral	5.1
Other Short Term Investments	0.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/VanEck International Gold Fund outperformed its primary benchmark by posting a return of 13.40% for Class A shares compared to 12.47% for the NYSE Acra Gold Miners Index.

The overall top down allocation of the Fund did not change materially during the year. At the end of 2017, the Fund was almost fully invested in equities. The Fund held no gold bullion at the end of 2017.

In 2017, the gold price advanced 13.1% and gold stocks, as represented by the NYSE Arca Gold Miners Index, were up 12.47%. These gains were impressive for a market in which investors generally showed little interest in gold while being preoccupied with new records in the stock market, bitcoin and ancient art. Gold also did not receive much help from the physical markets, as Indian demand remained near the lows of 2016 and China’s central bank refrained from purchasing gold. The resilience in the price of gold came from a global sense of geopolitical risk and uncertainty, overall strength in commodities and unexpected weakness in the U.S. Dollar. Gold stocks typically outperform gold bullion in a positive gold market. However, this year was one of mean reversion after a strong 2016 (the index was up 54.67% for 2016), along with a lack of sizzle that investors are seeing elsewhere. Healthy earnings and increased guidance among gold companies were not enough to capture much investor interest in 2017.

Kirkland Lake Gold Inc. outperformed significantly, gaining 195.5% during the year. The outperformance was driven by solid results including improved 2017 production guidance, introduction of a dividend, increased reserves and, in large part, by exploration success at its flagship operations in Canada and Australia. Tahoe Resources Inc. underperformed (-48.3%), due to a temporary suspension of its license to operate the Escobal mine in Guatemala. The license was reinstated but operations were suspended since mid-July and have not resumed due to a road block. Export credentials renewal as well as additional court rulings are also pending. We find the basis for the suspension to be without merit, and therefore expect operations at Escobal to restart in 2018, but timing remains uncertain.

JNL/WCM Focused International Equity Fund WCM Investment Management (Unaudited)

JNL/WCM Focused International Equity Fund

Average Annual Total Returns*
Class A‡		Class I†
1 Year	31.65%	1 Year	N/A
Since Inception	9.10	Since Inception	4.78%
‡Inception date September 16, 2013
†Inception date September 25, 2017
*The Fund's investment adviser waived/reimbursed certain expenses of the Fund. Performance results shown reflect the waiver, without which performance results would have been lower.

The graph shows the change in value of an assumed $10,000 investment in the Fund's Class A shares over 10 years, or since inception if the inception is less than 10 years, as well as the Fund's benchmark(s) performance for the same period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Fund operating expenses, but do not reflect the deduction of insurance charges.

Composition as of December 31, 2017:
Consumer Discretionary	18.1%
Information Technology	17.4
Health Care	12.6
Industrials	12.0
Consumer Staples	11.8
Financials	10.8
Materials	7.8
Energy	2.3
Other Short Term Investments	4.6
Securities Lending Collateral	2.6
Total Investments	100.0%

For the year ended December 31, 2017, JNL/WCM Focused International Equity Fund outperformed its benchmark by posting a return of 31.65% for Class A shares compared to 27.19% for the MSCI All Country World ex USA Index (Net).

Attribution analysis by sector reveals that while both sector allocation and stock selection were both positive contributors to the Fund’s outperformance, the majority of the Fund’s performance was the result of strong stock picking. In fact, stock selection accounted for roughly 75% of the Fund’s total outperformance.

Stock selection was particularly robust in health care (CSL Ltd., ICON Plc), information technology (“IT”) (Tencent Holdings Ltd., Keyence Corp., Yandex NV, Taiwan Semiconductor Manufacturing Co. Ltd.), materials (Chr Hansen Holding A/S, Novozymes A/S) and financials (HDFC Bank Ltd.). The only sectors that underperformed in any material way were consumer staples (AmorePacific Corp., Reckitt Benckiser Group Plc) and energy (Core Laboratories NV).

Looking at sector allocation, the Fund’s overweight to IT (fourth best sector in the benchmark) was its biggest tailwind, as was the Fund’s underweight to energy (second worst performer in the benchmark). The largest headwinds that the Fund faced were its 4.6% cash position and its large overweight to health care (although excellent stock selection in this sector more than made up for this headwind).

The total turnover for the Fund was 29% for the year. As of December 31, 2017, the Fund held 34 companies, across 9 sectors, in 22 industries, from 21 countries, denominated in 12 different currencies.

Looking back a year, the so called “reflationary trade” and the expected resurgence of value over growth did not actually materialize in 2017, despite the certainty of many pundits. Such an outcome only illustrates the difficulty of trying to predict macro or political events. Therefore, we will continue preparing for various outcome scenarios and preparing to capitalize on the opportunities that emerge. And that’s why turmoil in the world— perhaps the closest to a “new normal” we know— is welcomed. It refocuses the market on structurally high-quality businesses (i.e., growing moats and strong, long term tailwinds) rather than mediocre businesses benefitting from temporary/cyclical phenomena. That plays to the Fund’s strengths.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares	Value
JNL Tactical ETF Moderate Fund
INVESTMENT COMPANIES 100.0%
Alternative 1.7%
iShares U.S. Real Estate ETF (a)	28	$2,269
Domestic Equity 32.5%
iShares Core S&P 500 ETF	43	11,555
iShares Core S&P Mid-Cap ETF	29	5,555
iShares Edge MSCI USA Value Factor ETF (a)	90	7,535
iShares S&P SmallCap 600 Index ETF	27	2,082
iShares U.S. Consumer Services ETF (a)	24	4,302
iShares U.S. Financial Services ETF (a)	40	5,195
iShares U.S. Healthcare ETF (a)	14	2,424
iShares U.S. Technology ETF (a)	29	4,720
		43,368
Domestic Fixed Income 46.4%
iShares 0-5 Year High Yield Corporate Bond ETF	75	3,552
iShares Core Total U.S. Bond Market ETF	212	23,130
iShares Floating Rate Bond ETF	232	11,788
iShares Intermediate Credit Bond ETF (a)	142	15,552
iShares TIPS Bond ETF	69	7,901
		61,923
Emerging Markets Equity 5.3%
iShares Core MSCI Emerging Markets ETF	67	3,813
iShares MSCI EAFE Small Cap Index ETF	41	2,651
iShares MSCI India ETF	19	686
		7,150
International Equity 7.6%
iShares Core MSCI EAFE ETF	155	10,215
International Fixed Income 6.5%
iShares JPMorgan USD Emerging Markets Bond ETF	75	8,687
Total Investment Companies (cost $121,738)		133,612
SHORT TERM INVESTMENTS 8.6%
Securities Lending Collateral 8.6%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	11,408	11,408
Total Short Term Investments (cost $11,408)		11,408
Total Investments 108.6% (cost $133,146)		145,020
Other Assets and Liabilities, Net (8.6)%		(11,450)
Total Net Assets 100.0%		$133,570

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL Tactical ETF Moderate Growth Fund
INVESTMENT COMPANIES 99.9%
Alternative 1.9%
iShares U.S. Real Estate ETF (a)	68	$5,471
Domestic Equity 39.6%
iShares Core S&P 500 ETF	96	25,900
iShares Core S&P Mid-Cap ETF	84	15,996
iShares Edge MSCI USA Value Factor ETF (a)	207	17,341
iShares S&P SmallCap 600 Index ETF	86	6,562
iShares U.S. Consumer Services ETF (a)	71	12,769
iShares U.S. Financial Services ETF (a)	131	17,098
iShares U.S. Healthcare ETF (a)	38	6,537
iShares U.S. Technology ETF (a)	76	12,415
		114,618
Domestic Fixed Income 29.8%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	104	4,902
iShares Core Total U.S. Bond Market ETF	319	34,834
iShares Floating Rate Bond ETF	295	14,993
iShares Intermediate Credit Bond ETF (a)	198	21,574
iShares TIPS Bond ETF	88	10,005
		86,308
Emerging Markets Equity 10.9%
iShares Core MSCI Emerging Markets ETF	294	16,722
iShares MSCI EAFE Small Cap Index ETF	184	11,848
	Shares	Value
iShares MSCI India ETF	81	2,913
		31,483
International Equity 13.2%
iShares Core MSCI EAFE ETF	579	38,288
International Fixed Income 4.5%
iShares JPMorgan USD Emerging Markets Bond ETF	111	12,930
Total Investment Companies (cost $254,176)		289,098
SHORT TERM INVESTMENTS 6.3%
Securities Lending Collateral 6.2%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	18,028	18,028
Investment Companies 0.1%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	212	212
Total Short Term Investments (cost $18,240)		18,240
Total Investments 106.2% (cost $272,416)		307,338
Other Assets and Liabilities, Net (6.2)%		(18,014)
Total Net Assets 100.0%		$289,324

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL Tactical ETF Growth Fund
INVESTMENT COMPANIES 99.8%
Alternative 3.7%
iShares U.S. Real Estate ETF (a)	102	$8,279
Domestic Equity 51.1%
iShares Core S&P 500 ETF	88	23,715
iShares Core S&P Mid-Cap ETF	88	16,762
iShares Edge MSCI USA Value Factor ETF (a)	254	21,263
iShares S&P SmallCap 600 Index ETF	77	5,931
iShares U.S. Consumer Services ETF	62	11,171
iShares U.S. Financial Services ETF (a)	124	16,183
iShares U.S. Healthcare ETF (a)	37	6,509
iShares U.S. Technology ETF (a)	72	11,676
		113,210
Domestic Fixed Income 12.4%
iShares 0-5 Year High Yield Corporate Bond ETF (a)	49	2,308
iShares Core Total U.S. Bond Market ETF	103	11,233
iShares Floating Rate Bond ETF	91	4,622
iShares Intermediate Credit Bond ETF (a)	58	6,277
iShares TIPS Bond ETF	28	3,142
		27,582
Emerging Markets Equity 13.6%
iShares Core MSCI Emerging Markets ETF	283	16,075
iShares MSCI EAFE Small Cap Index ETF	166	10,722
iShares MSCI India ETF	91	3,283
		30,080
International Equity 16.7%
iShares Core MSCI EAFE ETF	558	36,906
International Fixed Income 2.3%
iShares JPMorgan USD Emerging Markets Bond ETF	44	5,098
Total Investment Companies (cost $187,626)		221,155
SHORT TERM INVESTMENTS 10.3%
Securities Lending Collateral 10.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (b) (c)	22,467	22,467
Investment Companies 0.2%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	315	315
Total Short Term Investments (cost $22,782)		22,782
Total Investments 110.1% (cost $210,408)		243,937
Other Assets and Liabilities, Net (10.1)%		(22,353)
Total Net Assets 100.0%		$221,584

(a)  All or portion of the security was on loan.

(b)  Investment in affiliate.

(c)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/AQR Risk Parity Fund (a)
GOVERNMENT AND AGENCY OBLIGATIONS 38.2%
France 5.3%
France Government Inflation Indexed Bond
1.10%, 07/25/22, EUR (b)	476	$641
0.25%, 07/25/24, EUR (b)	104	137
0.10%, 03/01/25, EUR (b)	406	527
1.85%, 07/25/27, EUR (b)	272	415
		1,720
Germany 5.0%
Deutsche Bundesrepublik Inflation Indexed Bond
0.10%, 04/15/23 - 04/15/26, EUR (b)	1,249	1,638
United Kingdom 6.3%
United Kingdom Inflation Indexed Bond
0.13%, 03/22/24 - 03/22/26, GBP (b)	1,328	2,075
United States of America 21.6%
U.S. Treasury Inflation Indexed Bond
0.13%, 04/15/22 (b)	832	825
U.S. Treasury Inflation Indexed Note
0.13%, 04/15/20 - 07/15/26 (b)	4,379	4,345
0.38%, 07/15/25 - 07/15/27 (b)	992	989
0.63%, 01/15/26 (b)	893	907
		7,066
Total Government And Agency Obligations (cost $12,203)		12,499
	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 57.6%
Investment Companies 40.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	6,024	6,024
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 1.24% (d)	7,306	7,306
		13,330
Treasury Securities 16.8%
U.S. Treasury Bill
1.15%, 01/25/18 (e)	1,406	1,405
1.24%, 04/12/18 (e)	4,112	4,096
		5,501
Total Short Term Investments (cost $18,833)		18,831
Total Investments 95.8% (cost $31,036)		31,330
Other Derivative Instruments 0.6%		202
Other Assets and Liabilities, Net 3.6%		1,178
Total Net Assets 100.0%		$32,710

(a) Consolidated Schedule of Investments.

(b) Treasury inflation indexed note, par amount is adjusted for inflation.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) The coupon rate represents the yield to maturity.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Amsterdam Exchanges Index	1	January 2018	EUR	110	(1)	(1)
ASX SPI 200 Index	2	March 2018	AUD	301	(1)	—
Australia Commonwealth Treasury Bond, 10-Year	12	March 2018	AUD	1,563	3	(10)
Brent Crude Oil	13	April 2018		811	9	53
CAC40 10 Euro	3	January 2018	EUR	162	(1)	(3)
Canadian Government Bond, 10-Year	13	March 2018	CAD	1,772	(2)	(15)
Cocoa	2	March 2018		42	—	(5)
Coffee 'C'	5	March 2018		241	3	(4)
Corn	27	March 2018		489	(2)	(15)
Cotton No. 2	3	March 2018		102	—	16
E-mini Russell 2000 Index	8	March 2018		610	(5)	5
Euro STOXX 50	14	March 2018	EUR	501	(2)	(14)
Euro-Bund	47	March 2018	EUR	7,650	(6)	(60)
Feeder Cattle	1	March 2018		77	—	(6)
FTSE 100 Index	7	March 2018	GBP	519	7	21
FTSE/JSE Top 40 Index	5	March 2018	ZAR	2,610	2	4
German Stock Index	1	March 2018	EUR	328	(2)	(6)
Gold 100 oz.	9	February 2018		1,152	11	26
IBEX 35 Index	1	January 2018	EUR	102	—	(3)
Japanese Government Bond, 10-Year	3	March 2018	JPY	452,645	2	(3)
KCBT Wheat	1	March 2018		22	—	(1)
KOSPI 200	3	March 2018	KRW	241,540	—	3
Lean Hogs	5	February 2018		144	—	(1)
Live Cattle	8	February 2018		418	(2)	(29)
LME Aluminum	8	March 2018		433	21	21
LME Copper	4	March 2018		681	43	43
LME Lead	1	March 2018		63	(1)	(1)
LME Nickel	2	March 2018		138	15	15
LME Zinc	3	March 2018		240	9	9
Low Sulphur Gas Oil	5	March 2018		283	2	16
Natural Gas	7	March 2018		190	2	13
NY Harbor ULSD	3	March 2018		242	2	16
RBOB Gasoline	3	March 2018		217	—	12
S&P 500 E-Mini Index	48	March 2018		6,370	(23)	53
S&P MidCap 400 E-Mini Index	4	March 2018		757	(5)	4
S&P/Toronto Stock Exchange 60 Index	3	March 2018	CAD	573	—	1
SGX Nifty 50 Index	4	January 2018		84	—	—
Silver	4	March 2018		337	4	6
Soybean	9	March 2018		450	2	(17)
Soybean Meal	5	March 2018		160	—	(2)
Soybean Oil	8	March 2018		162	3	(3)
Sugar #11 (World Markets)	18	March 2018		289	3	17

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Futures Contracts (continued)
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Tokyo Price Index	6	March 2018	JPY	107,077	(2)	17
U.K. Long Gilt	13	March 2018	GBP	1,616	2	14
U.S. Treasury Note, 10-Year	157	March 2018		19,540	32	(64)
Wheat	12	March 2018		272	—	(15)
WTI Crude Oil	18	March 2018		1,029	10	59
					132	166

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
BRL/USD	CIT	03/21/18	BRL	2,504	744	(14)
CHF/USD	CIT	03/21/18	CHF	30	30	—
CNH/USD	CIT	03/21/18	CNH	1,703	257	7
EUR/USD	CIT	03/21/18	EUR	200	240	3
HKD/USD	CIT	03/21/18	HKD	270	34	—
HUF/USD	CIT	03/21/18	HUF	138,496	536	9
INR/USD	CIT	03/21/18	INR	33,300	517	11
KRW/USD	CIT	03/21/18	KRW	1,143,400	1,069	19
MXN/USD	CIT	03/21/18	MXN	19,695	988	(47)
PLN/USD	CIT	03/21/18	PLN	2,197	637	14
TRY/USD	CIT	03/21/18	TRY	3,898	1,007	45
USD/CHF	CIT	03/21/18	CHF	(6)	(6)	—
USD/EUR	CIT	03/21/18	EUR	(5,608)	(6,768)	(74)
USD/GBP	CIT	03/21/18	GBP	(1,111)	(1,507)	(19)
USD/GBP	CIT	03/21/18	GBP	(404)	(548)	—
USD/HKD	CIT	03/21/18	HKD	(301)	(36)	—
USD/HUF	CIT	03/21/18	HUF	(6,000)	(24)	—
USD/INR	CIT	03/21/18	INR	(1,200)	(19)	—
USD/KRW	CIT	03/21/18	KRW	(23,200)	(22)	(1)
USD/KRW	CIT	03/21/18	KRW	(32,000)	(30)	—
USD/MXN	CIT	03/21/18	MXN	(500)	(25)	—
USD/TRY	CIT	03/21/18	TRY	(100)	(26)	—
USD/ZAR	CIT	03/22/18	ZAR	(900)	(72)	(2)
ZAR/USD	CIT	03/22/18	ZAR	7,300	581	74
					(2,443)	25

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
FUTURES
Hang Seng China Enterprises Index Future, Expiration January 2018	BOA	N/A	01/30/18	HKD	5,808	7
Hang Seng Index Future, Expiration January 2018	BOA	N/A	01/30/18	HKD	1,477	3
MSCI Taiwan Index Future, Expiration January 2018	BOA	N/A	01/30/18		348	5
SGX Nifty 50 Index Future, Expiration January 2018	BOA	N/A	01/25/18		169	—
Hang Seng China Enterprises Index Future, Expiration January 2018	GSC	N/A	01/30/18	HKD	1,747	2
KOSPI 200 Future, Expiration March 2018	GSC	N/A	03/08/18	KRW	80,418	1
SGX Nifty 50 Index Future, Expiration January 2018	GSC	N/A	01/25/18		21	—
Bovespa Index Future, Expiration February 2018	MLP	N/A	02/14/18	BRL	737	10
KOSPI 200 Future, Expiration March 2018	MLP	N/A	03/08/18	KRW	161,174	2
Swiss Market Index Future, Expiration March 2018	MLP	N/A	03/16/18	CHF	276	2
						32

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/BlackRock Global Long Short Credit Fund *
COMMON STOCKS 1.4%
France 0.0%
Other Securities		44
Germany 0.1%
Aroundtown Property Holdings Plc	17	134
Italy 0.1%
Telecom Italia SpA (a)	162	140
United States of America 1.2%
Micron Technology Inc. (a)	3	140
Other Securities		1,895
		2,035
Total Common Stocks (cost $2,326)		2,353
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 14.8%
Australia 0.2%
Other Securities		333
Canada 0.7%
Air Canada Pass-Through Trust
Series 2013-C-1, 6.63%, 05/15/18 (b)	350	354
Series 2017-B-1, 3.70%, 01/15/26 (b)	825	825
		1,179
Cayman Islands 0.8%
Other Securities		1,365
Ireland 2.5%
Avoca CLO XIV Designated Activity Co.
Series FR-14X, 6.35%, (3M EU EURIBOR + 6.35%), 01/12/31, EUR (c) (d)	300	344
Avoca CLO XIV Ltd.
Series SUB-14X, 0.00%, 07/12/28, EUR (d) (e)	400	382
Avoca CLO XV Ltd.
Series M1-15X, 0.00%, 01/15/29, EUR (c) (d)	500	462
Series F-15X, 6.75%, (3M EU EURIBOR + 6.75%), 01/15/29, EUR (c) (d)	230	273
Other Securities		2,638
		4,099
Netherlands 0.3%
Cairn CLO VI BV
Series 2016-E-6X, 6.25%, (3M EU EURIBOR + 6.25%), 07/25/29, EUR (c) (d)	200	243
Other Securities		249
		492
Turkey 0.2%
Other Securities		283
United Arab Emirates 0.1%
Other Securities		192
United Kingdom 0.3%
Other Securities		482
United States of America 9.7%
American Airlines Pass-Through Trust
Series 2013-1C, 6.13%, 07/15/18 (b)	1,750	1,792
Series 2001-A-1-1, 6.98%, 05/23/21	472	496
Series 2017-B1-B, 4.95%, 02/15/25	500	522
Continental Airlines Inc. Pass-Through Certificates
Series 2012-C-3, 6.13%, 04/29/18	397	400
Delta Air Lines Pass-Through Trust
Series 2015-B-1, 4.25%, 07/30/23	1,320	1,365
Navient Private Education Loan Trust
Series 2015-A3-AA, 3.18%, (1M US LIBOR + 1.70%), 07/15/24 (b) (c)	295	304
Series 2015-B-AA, 3.50%, 12/15/24 (b)	100	88
OneMain Financial Issuance Trust
Series 2015-A-1A, 3.19%, 01/18/18 (b)	290	291
Series 2015-B-1A, 3.85%, 01/18/18 (b)	290	291
Series 2015-A-2A, 2.57%, 10/18/18 (b)	341	341
Series 2015-B-2A, 3.10%, 01/18/19 (b)	155	153
SLM Private Education Loan Trust
Series 2011-A3-B, 3.73%, (1M US LIBOR + 2.25%), 05/15/19 (b) (c)	630	652
Series 2013-B-B, 3.00%, 12/15/19 (b)	360	359
	Shares/Par[1]	Value
United Airlines Inc. Pass-Through Trust
Series 2014-B-2, 4.63%, 09/03/22	422	434
Series 2013-A-1, 4.30%, 08/15/25	426	447
US Airways Pass-Through Trust
Series 2012-C-2, 5.45%, 06/03/18	1,000	1,009
Series 2012-B-1, 8.00%, 10/01/19	156	168
Series 2012-B-2, 6.75%, 06/03/21	525	571
Series 2013-B-1, 5.38%, 11/15/21	1,321	1,383
Other Securities		4,826
		15,892
Total Non-U.S. Government Agency Asset-Backed Securities (cost $24,125)		24,317
CORPORATE BONDS AND NOTES 61.5%
Australia 0.8%
Volcan Holdings Inc.
4.13%, 04/11/20, GBP (d) (f)	600	955
Other Securities		294
		1,249
Belgium 0.4%
Other Securities		653
Canada 3.0%
1011778 B.C. Unlimited Liability Co.
4.25%, 05/15/24 (b)	4	4
5.00%, 10/15/25 (b)	566	575
Bombardier Inc.
7.75%, 03/15/20 (b)	265	285
8.75%, 12/01/21 (b)	710	779
6.00%, 10/15/22 (b)	590	579
6.13%, 01/15/23 (b)	6	6
7.50%, 12/01/24 (b)	247	251
7.50%, 03/15/25 (b)	38	38
Valeant Pharmaceuticals International Inc.
7.50%, 07/15/21 (b)	645	659
Other Securities		1,776
		4,952
China 0.4%
Other Securities		712
Cyprus 0.2%
Volcan Holdings Inc.
3.88%, 10/10/20, GBP (d) (f)	200	297
Denmark 0.2%
Other Securities		273
Finland 0.0%
Other Securities		6
France 2.7%
Areva SA
4.88%, 09/23/24, EUR	600	806
Electricite de France SA
4.13%, (callable at 100 beginning 01/22/22), EUR (d) (g)	200	256
4.63%, 04/26/30, EUR (d)	100	156
Numericable - SFR SA
7.38%, 05/01/26 (b)	400	409
SFR Group SA
5.38%, 05/15/22, EUR	200	248
Other Securities		2,587
		4,462
Germany 3.4%
AT Securities BV
5.25%, (callable at 100 begininng 07/21/23) (d) (g)	250	252
ATF Netherlands BV
3.75%, (callable at 100 beginning 01/20/23), EUR (d) (g)	100	128
1.88%, 01/19/26, EUR (d)	400	490
Unitymedia GmbH
3.75%, 01/15/27, EUR (d)	300	366
Unitymedia Hessen GmbH & Co. KG
3.50%, 01/15/27, EUR (d)	390	484
Other Securities		3,949
		5,669

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Greece 0.3%
Other Securities		485
Hong Kong 0.2%
Hongkong & Shanghai Banking Corp. Ltd.
1.63%, (callable at 100 beginning 01/27/18) (g)	300	264
Ireland 0.1%
Other Securities		239
Italy 3.1%
Telecom Italia Finance SA
7.75%, 01/24/33, EUR (d)	130	240
Telecom Italia SpA
1.13%, 03/26/22, EUR (d) (f)	800	962
5.30%, 05/30/24 (b)	240	257
UniCredit SpA
6.62%, (callable at 100 beginning 06/03/23), EUR (d) (g)	200	261
6.75%, (callable at 100 beginning 09/10/21), EUR (d) (f) (g)	200	259
9.25%, (callable at 100 beginning 06/03/22), EUR (d) (g)	250	363
3.75%, 04/12/22 (b)	625	635
6.95%, 10/31/22, EUR (d)	160	236
5.86%, 06/19/32 (b) (c)	200	213
Other Securities		1,735
		5,161
Japan 0.9%
Other Securities		1,523
Jersey 0.2%
Other Securities		248
Luxembourg 0.8%
Altice Financing SA
7.50%, 05/15/26 (b)	800	852
Other Securities		525
		1,377
Netherlands 1.8%
Other Securities		2,900
Portugal 0.8%
Banco Espirito Santo SA
0.00%, 05/08/17, EUR (a) (d) (h)	400	137
0.00%, 01/15/18, EUR (a) (d) (h)	1,200	418
0.00%, 01/21/19, EUR (a) (d) (h)	2,200	766
		1,321
Spain 2.0%
Banco Santander SA
6.75%, (callable at 100 beginning 04/25/22), EUR (d) (g)	400	545
2.55%, (3M US LIBOR + 1.09%), 02/23/23 (c)	600	604
3.13%, 02/23/23	400	398
Other Securities		1,714
		3,261
Sweden 0.1%
Other Securities		122
Switzerland 1.9%
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (b) (g)	885	959
3.57%, 01/09/23 (b)	250	255
UBS Group AG
6.87%, (callable at 100 beginning 03/22/21) (d) (g)	395	424
UBS Group Funding Switzerland AG
3.49%, 05/23/23 (b)	640	651
2.86%, 08/15/23 (b) (c)	680	671
Other Securities		153
		3,113
United Kingdom 5.0%
HSBC Holdings Plc
6.00%, (callable at 100 beginning 05/22/27) (f) (g)	480	502
6.87%, (callable at 100 beginning 06/01/21) (f) (g)	490	527
	Shares/Par[1]	Value
National Westminster Bank Plc
1.75%, (callable at 100 beginning 02/28/18) (g)	400	351
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (c)	785	787
Santander UK Plc
5.00%, 11/07/23 (b)	806	864
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP (d)	150	204
Virgin Media Secured Finance Plc
6.25%, 03/28/29, GBP (d)	205	297
Other Securities		4,711
		8,243
United States of America 33.2%
American Airlines Group Inc.
4.63%, 03/01/20 (b)	515	523
AT&T Inc.
0.00%, 11/27/22 (e)	2,000	1,709
4.90%, 08/14/37	425	428
5.45%, 03/01/47	425	456
5.15%, 02/14/50	425	430
Avantor Inc.
6.00%, 10/01/24 (b)	779	778
9.00%, 10/01/25 (b)	429	425
CCO Holdings LLC
4.00%, 03/01/23 (b)	21	21
5.13%, 05/01/27 (b)	60	59
Celgene Corp.
2.75%, 02/15/23	630	624
4.35%, 11/15/47	840	876
CenturyLink Inc.
6.45%, 06/15/21	300	304
5.80%, 03/15/22	275	269
6.75%, 12/01/23	1,050	1,030
7.50%, 04/01/24	820	818
Charter Communications Operating LLC
5.38%, 05/01/47	485	500
6.83%, 10/23/55	325	390
Citigroup Inc.
2.31%, (3M US LIBOR + 0.95%), 07/24/23 (c)	1,065	1,072
Cox Communications Inc.
2.95%, 06/30/23 (b)	405	398
4.50%, 06/30/43 (b)	175	166
4.60%, 08/15/47 (b)	850	864
CSC Holdings LLC
10.13%, 01/15/23 (b)	1,450	1,632
First Data Corp.
7.00%, 12/01/23 (b)	474	501
Goldman Sachs Group Inc.
5.00%, (callable at 100 beginning 11/10/22) (g)	1,040	1,028
Herc Rentals Inc.
7.50%, 06/01/22 (b)	1,339	1,447
Herc Spinoff Escrow Issuer LLC
7.75%, 06/01/24 (b)	519	571
Hess Corp.
6.00%, 01/15/40	535	593
5.80%, 04/01/47	600	666
Italics Merger Sub Inc.
7.13%, 07/15/23 (b)	1,193	1,223
JPMorgan Chase & Co.
2.42%, (3M US LIBOR + 1.00%), 05/15/47 (c)	845	754
JPMorgan Chase Bank NA
3.88%, 07/24/38 (c)	770	793
LG FinanceCo Corp.
5.88%, 11/01/24 (b)	610	646
LGE HoldCo VI BV
7.13%, 05/15/24, EUR (d)	270	356
Micron Technology Inc.
5.25%, 01/15/24 (b)	435	453
Navient Corp.
6.75%, 06/25/25	5	5
OneMain Financial Holdings Inc.
7.25%, 12/15/21 (b)	6	6
Prime Security Services Borrower LLC
9.25%, 05/15/23 (b)	1,559	1,727

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Qorvo Inc.
6.75%, 12/01/23	510	549
7.00%, 12/01/25	906	1,013
RBS Global Inc.
4.88%, 12/15/25 (b)	8	8
Rite Aid Corp.
6.75%, 06/15/21	775	771
6.13%, 04/01/23 (b)	465	419
Sabre GLBL Inc.
5.38%, 04/15/23 (b)	182	187
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (b)	255	256
6.75%, 08/15/21 (b)	585	590
5.63%, 12/01/21 (b)	675	662
5.88%, 05/15/23 (b)	350	325
5.50%, 11/01/25 (b)	209	213
9.00%, 12/15/25 (b)	416	434
Western Digital Corp.
7.38%, 04/01/23 (b)	1,344	1,452
10.50%, 04/01/24	2,459	2,850
Other Securities		20,241
		54,511
Total Corporate Bonds And Notes (cost $100,937)		101,041
SENIOR LOAN INTERESTS 18.4%
Canada 0.0%
Other Securities		8
France 0.4%
Other Securities		600
Luxembourg 1.5%
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20 (i)	1,594	1,630
Other Securities		820
		2,450
Netherlands 0.5%
Other Securities		797
United Kingdom 0.3%
Other Securities		528
United States of America 15.7%
1011778 B.C. Unlimited Liability Co.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 02/16/24 (c)	800	800
Altice US Finance I Corp.
Term Loan, 3.60%, (3M LIBOR + 2.25%), 07/20/25 (c)	160	159
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (c)	860	829
Charter Communications Operating LLC
Term Loan, 3.35%, (3M LIBOR + 2.00%), 01/15/22 (c)	544	544
Term Loan, 3.57%, (3M LIBOR + 2.25%), 01/15/24 (c)	536	536
Dell Inc.
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 09/07/23 (c)	1,200	1,199
First Data Corp.
Term Loan, 3.06%, (3M LIBOR + 2.00%), 06/02/20 (c)	1,216	1,216
Term Loan, 3.80%, (3M LIBOR + 2.25%), 04/26/24 (c)	120	120
Lions Gate Entertainment Corp.
1st Lien Term Loan, 3.82%, (3M LIBOR + 2.25%), 10/12/23 (c)	464	464
McAfee LLC
Term Loan B, 5.83%, (3M LIBOR + 4.50%), 09/30/24 (c)	1,413	1,407
2nd Lien Term Loan, 9.83%, (3M LIBOR + 8.50%), 09/30/25 (c)	1,100	1,100
Micron Technology Inc.
Term Loan, 3.39%, (3M LIBOR + 2.00%), 04/15/22 (c)	944	952
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (c)	402	405
	Shares/Par[1]	Value
RBS Global Inc.
Term Loan, 4.11%, (3M LIBOR + 2.75%), 08/15/20 (c)	44	45
Sabre GLBL Inc.
Incremental Term Loan B, 3.60%, (3M LIBOR + 2.25%), 02/22/24 (c)	792	796
Unitymedia Finance LLC
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 09/30/25 (c)	90	90
Virgin Media Bristol LLC
Term Loan, 3.98%, (3M LIBOR + 2.50%), 01/30/26 (c)	116	116
Western Digital Corp.
Term Loan, 3.06%, (3M LIBOR + 2.00%), 04/29/21 (c)	245	245
Term Loan B-3, 3.31%, (3M LIBOR + 2.00%), 04/29/23 (c)	656	659
Other Securities		14,197
		25,879
Total Senior Loan Interests (cost $30,535)		30,262
GOVERNMENT AND AGENCY OBLIGATIONS 5.8%
Argentina 0.3%
Other Securities		463
Belarus 0.2%
Other Securities		315
Cote D'Ivoire 0.1%
Other Securities		96
Croatia 0.3%
Other Securities		537
Egypt 0.1%
Other Securities		209
Hungary 0.2%
Other Securities		362
Indonesia 0.3%
Other Securities		575
Portugal 0.3%
Other Securities		561
Russian Federation 0.4%
Other Securities		630
Serbia 0.6%
Other Securities		949
Ukraine 0.2%
Other Securities		319
United States of America 2.7%
U.S. Treasury Bond
2.75%, 08/15/47 (j)	3,892	3,896
U.S. Treasury Note
2.25%, 11/15/27	474	467
		4,363
Venezuela 0.1%
Other Securities		94
Total Government And Agency Obligations (cost $9,344)		9,473
SHORT TERM INVESTMENTS 21.1%
Repurchase Agreements 21.1%
Repurchase Agreements (k)		34,695
Total Short Term Investments (cost $34,521)		34,695
Total Investments 123.0% (cost $201,788)		202,141
Total Securities Sold Short (21.1)% (proceeds $33,959)		(34,756)
Total Purchased Options 0.1% (cost $268)		153
Other Derivative Instruments (0.7)%		(1,174)
Other Assets and Liabilities, Net (1.3)%		(1,963)
Total Net Assets 100.0%		$164,401

(a) Non-income producing security.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $49,237 and 29.9%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f) Convertible security.

(g) Perpetual security. Next contractual call date presented, if applicable.

(h) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.9% of the Fund’s net assets.

(i) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(j) All or a portion of the security is pledged or segregated as collateral.

(k) For repurchase agreements held at December 31, 2017, see Repurchase Agreements in these Schedules of Investments.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (21.1%)
CORPORATE BONDS AND NOTES (14.7%)
Belgium (0.5%)
Anheuser-Busch InBev Finance Inc.
4.90%, 02/01/46	(425)	$(494)
Anheuser-Busch InBev NV
2.70%, 03/31/26, EUR (a)	(250)	(341)
		(835)
China (0.2%)
Bank of Communications Co. Ltd.
5.00%, (callable at 100 beginning 07/29/20) (a) (b) (c)	(200)	(204)
Industrial & Commercial Bank of China Ltd.
6.00%, (callable at 100 beginning 12/10/19) (a) (b) (c)	(200)	(207)
		(411)
Denmark (0.2%)
TDC A/S
3.75%, 03/02/22, EUR (a)	(200)	(271)
France (0.4%)
Air Liquide Finance SA
1.00%, 03/08/27, EUR (a)	(100)	(122)
Danone SA
1.21%, 11/03/28, EUR (a)	(300)	(362)
NEW Areva Holding SA
4.38%, 11/06/19, EUR	(100)	(128)
		(612)
Germany (0.4%)
Bayer Capital Corp. BV
1.25%, 11/13/23, EUR (a)	(120)	(152)
Deutsche Bank AG
6.25%, (callable at 100 beginning 04/30/20) (a) (b) (c)	(200)	(202)
Siemens Financieringsmaatschappij NV
2.88%, 03/10/28, EUR (a)	(260)	(371)
		(725)
Israel (0.7%)
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	(415)	(380)
2.80%, 07/21/23	(86)	(75)
3.15%, 10/01/26	(685)	(567)
4.10%, 10/01/46	(240)	(184)
		(1,206)
Italy (0.5%)
Saipem Finance International BV
3.75%, 09/08/23, EUR (a)	(100)	(128)
Telecom Italia SpA
2.50%, 07/19/23, EUR (a)	(210)	(266)
Wind Tre SpA
2.63%, 01/20/23, EUR (a)	(100)	(117)
3.13%, 01/20/25, EUR (a)	(300)	(351)
		(862)
Luxembourg (0.1%)
Altice Luxembourg SA
7.25%, 05/15/22, EUR (a)	(110)	(134)
	Shares/Par[1]	Value
Switzerland (0.7%)
Dufry One BV
2.50%, 10/15/24, EUR (a)	(200)	(246)
Novartis Capital Corp.
4.00%, 11/20/45	(510)	(557)
Novartis Finance SA
1.13%, 09/30/27, EUR (a)	(120)	(147)
Syngenta Finance NV
1.88%, 11/02/21, EUR (a)	(100)	(123)
		(1,073)
United Kingdom (0.4%)
AstraZeneca Plc
1.25%, 05/12/28, EUR (a)	(270)	(329)
Boparan Finance Plc
5.25%, 07/15/19, GBP (a)	(250)	(331)
		(660)
United States of America (10.6%)
Actavis Funding SCS
3.80%, 03/15/25	(585)	(597)
Ally Financial Inc.
5.13%, 09/30/24	(325)	(355)
Argos Merger Sub Inc.
7.13%, 03/15/23 (d)	(275)	(165)
Bank of America Corp.
6.30%, (callable at 100 beginning 03/10/26) (b)	(850)	(968)
Cisco Systems Inc.
5.50%, 01/15/40	(850)	(1,127)
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (b)	(850)	(943)
Comcast Corp.
4.00%, 08/15/47	(640)	(668)
Diamond 1 Finance Corp.
8.35%, 07/15/46 (d)	(640)	(830)
DISH DBS Corp.
5.88%, 11/15/24	(207)	(202)
Enterprise Products Operating LLC
4.90%, 05/15/46	(640)	(715)
ERAC USA Finance LLC
3.80%, 11/01/25 (d)	(525)	(541)
Express Scripts Holding Co.
4.80%, 07/15/46	(850)	(911)
Exxon Mobil Corp.
4.11%, 03/01/46	(640)	(717)
Intel Corp.
4.10%, 05/11/47	(640)	(710)
International Business Machines Corp.
4.70%, 02/19/46	(190)	(226)
Kennametal Inc.
3.88%, 02/15/22	(38)	(38)
Level 3 Financing Inc.
5.38%, 05/01/25	(375)	(375)
5.25%, 03/15/26	(73)	(72)
Macy's Retail Holdings Inc.
2.88%, 02/15/23	(500)	(470)
Merck & Co. Inc.
3.70%, 02/10/45	(510)	(535)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Mylan NV
3.95%, 06/15/26	(220)	(223)
5.25%, 06/15/46	(850)	(941)
Netflix Inc.
4.38%, 11/15/26	(520)	(512)
PetSmart Inc.
5.88%, 06/01/25 (d)	(46)	(35)
Philip Morris International Inc.
2.75%, 02/25/26	(1,065)	(1,046)
Rackspace Hosting Inc.
8.63%, 11/15/24 (d)	(375)	(403)
Seagate HDD Cayman
4.75%, 01/01/25	(425)	(420)
Sprint Corp.
7.88%, 09/15/23	(150)	(160)
United Rentals North America Inc.
5.88%, 09/15/26	(410)	(441)
Walt Disney Co.
4.13%, 06/01/44	(640)	(695)
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (b)	(850)	(944)
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25	(425)	(427)
		(17,412)
Total Corporate Bonds And Notes (proceeds $23,589)		(24,201)
	Shares/Par[1]	Value
GOVERNMENT AND AGENCY OBLIGATIONS (6.4%)
Spain (0.7%)
Spain Government Bond
5.40%, 01/31/23, EUR (d)	(780)	(1,171)
United States of America (5.7%)
U.S. Treasury Bond
3.00%, 05/15/47	(2,804)	(2,949)
U.S. Treasury Note
1.38%, 09/15/20	(1,015)	(1,001)
1.88%, 12/15/20	(1,731)	(1,726)
2.00%, 11/30/22	(1,706)	(1,691)
2.13%, 11/30/24	(2,044)	(2,017)
		(9,384)
Total Government And Agency Obligations (proceeds $10,370)		(10,555)
Total Securities Sold Short (21.1%) (proceeds $33,959)		$(34,756)

(a) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(b) Perpetual security. Next contractual call date presented, if applicable.

(c) Convertible security.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $3,145 and 1.9%, respectively.

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
APS	Express Scripts Holding Co., 4.80%, due 07/15/46	850	911	0.65	09/25/17	Open	904	904	904
APS	Mylan NV, 3.95%, due 06/15/26	220	223	0.50	09/25/17	Open	226	226	226
APS	Anheuser-Busch InBev Finance Inc., 4.90%, due 02/01/46	425	494	0.75	10/26/17	Open	478	478	478
BBP	Spain Government Bond, 5.40%, due 01/31/23, EUR	80	120	0.00	09/22/17	Open	124	104	124
BBP	Bank of Communications Co. Ltd., 5.00%, perpetual	200	204	(0.25)	10/19/17	Open	208	208	208
BBP	Dufry One BV, 2.50%, due 10/15/24, EUR	100	123	(0.95)	10/24/17	Open	122	102	122
BBP	Dufry One BV, 2.50%, due 10/15/24, EUR	100	123	(0.95)	10/24/17	Open	122	102	122
BBP	Deutsche Bank AG, 6.25%, perpetual	200	202	0.65	11/02/17	Open	208	208	208
BBP	Danone SA, 1.21%, due 11/03/28, EUR	300	362	(1.00)	11/30/17	Open	364	303	364
BBP	Anheuser-Busch InBev NV, 2.70%, due 03/31/26, EUR	250	341	(1.00)	11/30/17	Open	349	290	349
BCL	Intel Corp., 4.10%, due 05/11/47	440	488	0.75	08/14/17	Open	459	459	459
BCL	Bank of America Corp., 6.30%, perpetual	850	968	0.75	09/22/17	Open	958	958	958
BCL	Citigroup Inc., 6.25%, perpetual	850	943	0.75	09/22/17	Open	955	955	955
BCL	Walt Disney Co., 4.13%, due 06/01/44	640	695	0.75	10/06/17	Open	674	674	674
BCL	Enterprise Products Operating LLC, 4.90%, due 05/15/46	640	715	0.75	10/06/17	Open	693	693	693
BCL	Netflix Inc., 4.38%, due 11/15/26	50	49	0.75	11/03/17	Open	51	51	51
BCL	Rackspace Hosting Inc., 8.63%, due 11/15/24	50	54	(1.00)	11/17/17	Open	52	52	52
BCL	Level 3 Financing Inc., 5.25%, due 03/15/26	73	72	0.75	12/11/17	Open	72	72	72
BCL	DISH DBS Corp., 5.88%, due 11/15/24	75	73	1.00	12/26/17	Open	73	73	73
BCL	U.S. Treasury Note, 2.00%, due 11/30/22	1,706	1,691	0.10	12/29/17	01/02/18	1,693	1,693	1,693
BCL	U.S. Treasury Note, 1.38%, due 09/15/20	1,015	1,001	0.45	12/29/17	01/02/18	1,004	1,004	1,004
BNP	Cisco Systems Inc., 5.50%, due 01/15/40	850	1,127	0.65	09/25/17	Open	1,073	1,073	1,073
BNP	Comcast Corp., 4.00%, due 08/15/47	640	668	0.50	09/25/17	Open	647	647	647
BNP	NEW Areva Holding SA, 4.38%, due 11/06/19, EUR	100	128	(2.86)	11/28/17	Open	129	108	129
BNP	DISH DBS Corp., 5.88%, due 11/15/24	132	129	0.65	12/13/17	Open	131	131	131
BNP	U.S. Treasury Bond, 3.00%, due 05/15/47	2,804	2,949	1.60	12/29/17	01/02/18	2,948	2,948	2,948
CGM	Kennametal Inc., 3.88%, due 02/15/22	38	38	0.75	06/30/17	Open	39	39	39
CGM	Intel Corp., 4.10%, due 05/11/47	200	222	0.85	09/25/17	Open	213	213	213
CGM	Exxon Mobil Corp., 4.11%, due 03/01/46	640	717	0.80	09/25/17	Open	686	686	686
CGM	Philip Morris International Inc., 2.75%, due 02/25/26	1,065	1,046	(0.50)	09/25/17	Open	1,048	1,048	1,048
CGM	Zimmer Biomet Holdings Inc., 3.55%, due 04/01/25	425	427	0.60	09/25/17	Open	437	437	437
CGM	Novartis Capital Corp., 4.00%, due 11/20/45	510	557	0.85	09/25/17	Open	546	546	546
CGM	Merck & Co. Inc., 3.70%, due 02/10/45	510	535	0.85	09/25/17	Open	517	517	517

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
CGM	Macy's Retail Holdings Inc., 2.88%, due 02/15/23	500	470	0.80	11/10/17	Open	441	441	441
CGM	Rackspace Hosting Inc., 8.63%, due 11/15/24	325	349	0.25	11/10/17	Open	350	350	350
CGM	Level 3 Financing Inc., 5.38%, due 05/01/25	375	375	0.85	11/20/17	Open	375	375	375
CGM	AstraZeneca Plc, 1.25%, due 05/12/28, EUR	270	329	(1.00)	11/30/17	Open	338	281	338
CGM	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due 07/21/23	86	75	1.10	12/18/17	Open	76	76	76
CGM	Ally Financial Inc., 5.13%, due 09/30/24	325	355	0.50	12/20/17	Open	357	357	357
CSI	Wells Fargo & Co., 5.87%, perpetual	850	944	0.80	09/22/17	Open	957	957	957
CSI	International Business Machines Corp., 4.70%, due 02/19/46	190	226	0.50	09/25/17	Open	213	213	213
CSI	PetSmart Inc., 5.88%, due 06/01/25	46	35	1.00	12/21/17	Open	36	36	36
CSI	U.S. Treasury Note, 1.88%, due 12/15/20	1,731	1,726	0.75	12/29/17	01/03/18	1,727	1,727	1,727
DUB	Spain Government Bond, 5.40%, due 01/31/23, EUR	700	1,051	(0.60)	02/02/17	Open	1,091	908	1,091
DUB	U.S. Treasury Note, 2.13%, due 11/30/24	444	438	1.20	12/29/17	01/02/18	438	438	438
JPM	TDC A/S, 3.75%, due 03/02/22, EUR	200	271	(1.00)	10/03/17	Open	277	231	277
JPM	Boparan Finance Plc, 5.25%, due 07/15/19, GBP	250	331	(2.35)	10/04/17	Open	335	248	335
JPM	Industrial & Commercial Bank of China Ltd., 6.00%, perpetual	200	207	0.00	10/11/17	Open	219	219	219
JPM	Telecom Italia SpA, 2.50%, due 07/19/23, EUR	210	266	(0.85)	10/24/17	01/12/18	271	226	271
JPM	Wind Tre SpA, 3.13%, due 01/20/25, EUR	200	234	(1.85)	11/03/17	Open	242	201	242
JPM	Wind Tre SpA, 3.13%, due 01/20/25, EUR	100	117	(1.85)	11/03/17	Open	121	100	121
JPM	Wind Tre SpA, 2.63%, due 01/20/23, EUR	100	117	(1.00)	11/15/17	Open	119	99	119
JPM	Syngenta Finance NV, 1.88%, due 11/02/21, EUR	100	123	(1.10)	11/30/17	Open	124	103	124
JPM	Saipem Finance International BV, 3.75%, due 09/08/23, EUR	100	128	(1.65)	11/30/17	Open	131	109	131
JPM	Bayer Capital Corp. BV, 1.25%, due 11/13/23, EUR	120	152	(0.85)	11/30/17	Open	153	127	153
JPM	Air Liquide Finance SA, 1.00%, due 03/08/27, EUR	100	122	(0.85)	11/30/17	Open	123	103	123
JPM	Novartis Finance SA, 1.13%, due 09/30/27, EUR	120	147	(0.85)	11/30/17	Open	149	124	149
JPM	Siemens Financieringsmaatschappij NV, 2.88%, due 03/10/28, EUR	260	371	(0.85)	11/30/17	Open	383	319	383
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	110	135	(1.35)	12/18/17	Open	136	113	136
NSI	U.S. Treasury Note, 2.13%, due 11/30/24	1,600	1,579	1.35	12/14/17	Open	1,586	1,586	1,586
RBC	ERAC USA Finance LLC, 3.80%, due 11/01/25	525	541	0.65	04/18/17	Open	541	541	541
RBC	United Rentals North America Inc., 5.88%, due 09/15/26	410	441	0.90	06/22/17	Open	445	445	445
RBC	Seagate HDD Cayman, 4.75%, due 01/01/25	425	420	0.90	08/03/17	Open	412	412	412
RBC	Mylan NV, 5.25%, due 06/15/46	850	941	0.90	09/25/17	Open	939	939	939
RBC	Diamond 1 Finance Corp., 8.35%, due 07/15/46	640	830	0.90	09/25/17	Open	829	829	829
RBC	Netflix Inc., 4.38%, due 11/15/26	470	463	0.90	11/03/17	Open	473	473	473
RBC	Actavis Funding SCS, 3.80%, due 03/15/25	585	597	0.90	11/17/17	Open	594	594	594
RBC	Sprint Corp., 7.88%, due 09/15/23	150	160	0.90	12/12/17	Open	164	164	164
RBC	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/01/46	240	184	0.00	12/12/17	Open	190	190	190
RBC	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	685	567	(0.35)	12/15/17	Open	579	579	579
RBC	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 07/21/21	415	380	0.90	12/18/17	Open	387	387	387
RBC	Argos Merger Sub Inc., 7.13%, due 03/15/23	275	165	1.10	12/22/17	Open	171	170	171
									$34,695

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
iShares iBoxx $ High Yield Corporate Bond ETF	—	2,319	2,325	7	6	—	—	—
iShares 20+ Year Treasury Bond ETF	846	896	1,758	1	20	(4)	—	—
	846	3,215	4,083	8	26	(4)	—	—

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
A2A SpA, 1.63%, 10/19/27	10/12/17	$117	$120	0.1%
Adagio V CLO DAC, Series V-E-X, 6.70%, 10/15/29	07/26/16	118	134	0.1
Adient Global Holdings Ltd., 3.50%, 08/15/24	11/08/17	124	128	0.1
Adler Real Estate AG, 2.13%, 02/06/24	11/30/17	352	358	0.2
Air Liquide Finance SA, 1.00%, 03/08/27	09/13/17	(120)	(122)	(0.1)
Altice Finco SA, 4.75%, 01/15/28	10/06/17	110	114	0.1
Altice Luxembourg SA, 7.25%, 05/15/22	12/15/17	(130)	(134)	(0.1)
Anheuser-Busch InBev NV, 2.70%, 03/31/26	09/13/17	(340)	(341)	(0.2)
Anheuser-Busch InBev SA, 2.00%, 03/17/28	11/18/16	164	192	0.1
Aqueduct European CLO II DAC, Series 2017-B1-2X, 1.20%, 10/15/30	11/13/17	191	197	0.1
Arbour CLO Ltd., Series 2014-E-1X, 5.00%, 06/16/27	05/19/14	322	286	0.2
Ardonagh Midco 3 Plc, 8.38%, 07/15/23	06/07/17	387	411	0.2
AstraZeneca Plc, 1.25%, 05/12/28	09/15/17	(322)	(329)	(0.2)
AT Securities BV, 5.25%, callable at 100 begininng 07/21/23	09/01/17	248	252	0.1
ATF Netherlands BV, 3.75%, callable at 100 beginning 01/20/23	12/08/17	125	128	0.1
ATF Netherlands BV, 1.88%, 01/19/26	08/31/17	474	490	0.3
Avoca CLO XIV Designated Activity Co., Series FR-14X, 6.35%, 01/12/31	10/20/17	335	344	0.2
Avoca CLO XIV Ltd., Series SUB-14X, 0.00%, 07/12/28	05/19/15	413	382	0.2
Avoca CLO XV Ltd., Series M1-15X, 0.00%, 01/15/29	09/29/15	479	462	0.3
Avoca CLO XV Ltd., Series F-15X, 6.75%, 01/15/29	09/29/15	240	273	0.2
Banca IFIS SpA, 4.50%, 10/17/27	10/12/17	266	273	0.2
Banco Bilbao Vizcaya Argentaria SA, 8.88%, callable at 100 beginning 04/14/21	04/08/16	223	285	0.2
Banco Espirito Santo SA, 0.00%, 05/08/17	07/14/14	525	137	0.1
Banco Espirito Santo SA, 0.00%, 01/15/18	07/11/14	1,503	418	0.2
Banco Espirito Santo SA, 0.00%, 01/21/19	07/24/14	2,415	766	0.5
Banco Santander SA, 6.75%, callable at 100 beginning 04/25/22	04/19/17	487	545	0.3
Bank of Communications Co. Ltd., 5.00%, callable at 100 beginning 07/29/20	01/13/16	(201)	(204)	(0.1)
Bankia SA, 6.00%, callable at 100 beginning 07/18/22	10/30/17	239	251	0.1
Bankia SA, 4.00%, 05/22/24	05/16/14	217	250	0.1
Bayer Capital Corp. BV, 1.25%, 11/13/23	09/13/17	(151)	(152)	(0.1)
BHP Billiton Finance Ltd., 5.63%, 10/22/79	07/06/17	264	294	0.2
BNP Paribas Cardif SA, 4.03%, callable at 100 beginning 11/25/25	11/19/14	251	271	0.2
Boparan Finance Plc, 5.25%, 07/15/19	10/03/17	(324)	(331)	(0.2)
British Telecommunications Plc, 1.00%, 11/21/24	11/15/17	117	119	0.1
Burger King France SAS, 5.25%, 05/01/23	12/12/17	120	122	0.1
Buzzi Unicem SpA, 2.13%, 04/28/23	06/19/17	234	253	0.1
Cabot Financial Luxembourg SA, 7.50%, 10/01/23	12/26/17	146	141	0.1
Cairn CLO VI BV, Series 2016-E-6X, 6.25%, 07/25/29	06/14/16	214	243	0.1
Capital Stage Finance BV, 5.25%, callable at 100 begininng 09/13/23	09/07/17	119	127	0.1
Cellnex Telecom SA, 2.38%, 01/16/24	10/27/17	120	121	0.1
CMA CGM SA, 5.25%, 01/15/25	10/19/17	192	195	0.1
Constellium NV, 4.25%, 02/15/26	11/06/17	117	120	0.1
CPI Property Group SA, 2.13%, 10/04/24	09/29/17	116	120	0.1
Credit Mutuel Arkea SA, 1.88%, 10/25/29	10/19/17	118	121	0.1
Croatia Government International Bond, 3.88%, 05/30/22	09/04/14	485	537	0.3
CTC BondCo GmbH, 5.25%, 12/15/25	12/01/17	119	120	0.1
CVC Cordatus Loan Fund VI Ltd., Series SUB-6X, 0.00%, 04/15/29	08/01/17	509	494	0.3
CVC Cordatus Loan Fund VIII Ltd., Series E-8X, 5.70%, 04/23/30	02/13/17	104	123	0.1
Danone SA, 1.21%, 11/03/28	09/11/17	(362)	(362)	(0.2)
Danske Bank A/S, 5.87%, callable at 100 beginning 04/06/22	12/13/17	266	273	0.2
Delta Lloyd NV, 4.37%, callable at 100 beginning 06/13/24	10/11/17	127	134	0.1
Deutsche Bank AG, 6.25%, callable at 100 beginning 04/30/20	07/20/16	(202)	(202)	(0.1)
Dryden LVI Euro CLO BV, Series 2017-E-56X, 4.72%, 01/15/32	11/03/17	119	122	0.1
Dryden XLVI Euro CLO BV, Series 2016-E-46X, 5.75%, 01/15/30	09/19/16	109	127	0.1
DS Smith Plc, 1.38%, 07/26/24	07/20/17	259	271	0.2
Dufry One BV, 2.50%, 10/15/24	10/20/17	(241)	(246)	(0.2)
Egypt Government International Bond, 6.13%, 01/31/22	08/16/17	208	209	0.1
Electricite de France SA, 4.13%, callable at 100 beginning 01/22/22	07/06/17	239	256	0.1

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Electricite de France SA, 4.63%, 04/26/30	07/07/17	147	156	0.1
Fidelity International Ltd., 2.50%, 11/04/26	07/06/17	238	253	0.1
Grand City Properties SA, 3.75%, callable at 100 beginning 02/18/22	07/07/17	239	257	0.1
HBOS Capital Funding LP, 6.85%, callable at 100 beginning 03/23/18	01/21/14	330	337	0.2
Heineken NV, 1.50%, 10/03/29	09/25/17	325	331	0.2
Indonesia Government International Bond, 2.88%, 07/08/21	09/05/14	551	575	0.3
Industrial & Commercial Bank of China Ltd., 6.00%, callable at 100 beginning 12/10/19	02/16/16	(201)	(207)	(0.1)
ING Groep NV, 1.62%, 09/26/29	09/20/17	238	241	0.1
Inmobiliaria Colonial Socimi SA, 1.63%, 11/28/25	11/24/17	117	119	0.1
Inmobiliaria Colonial Socimi SA, 2.50%, 11/28/29	11/24/17	117	119	0.1
Intesa Sanpaolo SpA, 7.00%, callable at 100 beginning 01/19/21	01/13/16	241	266	0.2
Ivory Coast Government International Bond, 5.75%, 12/31/32	06/24/16	90	96	0.1
Jerrold Finco Plc, 6.25%, 09/15/21	09/28/17	140	139	0.1
Jerrold Finco Plc, 6.13%, 01/15/24	03/30/17	249	275	0.2
Kleopatra Holdings 1 SCA, 8.50%, 06/30/23	10/11/17	118	123	0.1
Koninklijke KPN NV, 6.12%, callable at 100 beginning 09/14/18	10/30/17	121	125	0.1
Kraft Heinz Foods Co., 4.13%, 07/01/27	07/10/17	142	151	0.1
LGE HoldCo VI BV, 7.13%, 05/15/24	01/13/15	342	356	0.2
LHC3 Plc, 4.13%, 08/15/24	07/28/17	236	248	0.1
Masaria Investments SAU, 5.00%, 09/15/24	09/08/17	163	164	0.1
Matterhorn Telecom SA, 4.00%, 11/15/27	11/15/17	147	146	0.1
McDonald's Corp., 0.63%, 01/29/24	11/22/17	117	119	0.1
National Bank of Greece SA, 2.75%, 10/19/20	10/11/17	471	485	0.3
Novartis Finance SA, 1.13%, 09/30/27	09/13/17	(146)	(147)	(0.1)
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	08/11/17	179	184	0.1
OCP Euro CLO Ltd., Series 2017-E-1X, 5.35%, 06/18/30	10/06/17	101	122	0.1
OCP Euro CLO Ltd., Series 2017-A-2X, 0.82%, 01/15/32	11/07/17	116	121	0.1
OCP Euro CLO Ltd., Series 2017-B-2X, 1.35%, 01/15/32	11/07/17	116	121	0.1
OCP Euro CLO Ltd., Series 2017-E-2X, 5.00%, 01/15/32	11/07/17	114	117	0.1
OCP Euro CLO Ltd., Series 2017-F-2X, 6.40%, 01/15/32	11/07/17	107	111	0.1
Orange SA, 4.00%, callable at 100 beginning 10/01/21	04/20/17	246	265	0.2
Orange SA, 5.25%, callable at 100 beginning 02/07/24	07/28/16	242	285	0.2
Ovako AB, 5.00%, 10/05/22	09/22/17	119	122	0.1
Ozlme II DAC, Series E-2X, 4.90%, 10/15/30	08/04/17	115	119	0.1
Ozlme III DAC, Series A1-3X, 0.00%, 02/24/20	12/08/17	353	360	0.2
Ozlme III DAC, Series SUB-3X, 0.00%, 02/24/20	12/08/17	212	216	0.1
Ozlme III DAC, Series E-3X, 0.00%, 02/24/20	12/08/17	115	117	0.1
Paragon Mortgages No. 13 Plc, Series 13X-A2C, 1.54%, 01/15/39	08/22/13	451	482	0.3
Petroleos de Venezuela SA, 0.00%, 11/15/26	10/24/14	157	67	—
Petroleos de Venezuela SA, 0.00%, 05/17/35	11/17/17	32	27	—
Picard Groupe SAS, 3.00%, 11/30/23	12/07/17	118	120	0.1
Pizzaexpress Financing 2 Plc, 6.63%, 08/01/21	11/08/17	129	130	0.1
Plains All American Pipeline LP, 6.13%, callable at 100 beginning 11/15/22	10/05/17	695	690	0.4
Platin 1426 GmbH, 5.38%, 06/15/23	12/08/17	278	283	0.2
Portugal Government International Bond, 5.13%, 10/15/24	07/03/14	522	561	0.3
Raffinerie Heide GmbH, 6.38%, 12/01/22	11/27/17	119	124	0.1
RAG-Stiftung, 0.00%, 12/31/18	05/01/17	225	248	0.1
Rentokil Initial Plc, 0.95%, 11/22/24	11/17/17	176	178	0.1
Republic of Belarus, 8.95%, 01/26/18	06/24/16	100	100	0.1
Republic of Belarus International Bond, 6.88%, 02/28/23	11/01/17	213	215	0.1
Republic of Serbia, 5.88%, 12/03/18	09/04/14	528	534	0.3
Russia Government International Bond, 5.00%, 04/29/20	04/20/16	622	630	0.4
Saipem Finance International BV, 3.75%, 09/08/23	07/12/17	(117)	(128)	(0.1)
Schumann SpA, 7.00%, 07/31/23	10/17/17	119	123	0.1
SELP Finance SARL, 1.50%, 11/20/25	11/14/17	116	120	0.1
Serbia International Bond, 4.88%, 02/25/20	05/13/16	408	415	0.2
Shop Direct Funding Plc, 7.75%, 11/15/22	10/30/17	394	379	0.2
Siemens Financieringsmaatschappij NV, 2.88%, 03/10/28	09/15/17	(369)	(371)	(0.2)
SoftBank Group Corp., 5.25%, 07/30/27	07/14/17	271	269	0.2
Swissport Financing SARL, 9.75%, 12/15/22	08/15/17	251	250	0.1
Syngenta Finance NV, 1.88%, 11/02/21	02/16/16	(112)	(123)	(0.1)
TDC A/S, 3.75%, 03/02/22	10/02/17	(265)	(271)	(0.2)
TDF Infrastructure SAS, 2.50%, 04/07/26	07/10/17	236	251	0.1
Telecom Italia Finance SA, 7.75%, 01/24/33	09/19/13	219	240	0.1
Telecom Italia SpA, 1.13%, 03/26/22	01/30/17	828	962	0.6
Telecom Italia SpA, 2.50%, 07/19/23	10/23/17	(264)	(266)	(0.2)
Telefonica Europe BV, 3.75%, callable at 100 beginning 03/15/22	09/09/16	113	126	0.1
Telefonica Europe BV, 5.87%, callable at 100 beginning 03/31/24	03/30/15	255	279	0.2
TLG Immobilien AG, 1.38%, 11/27/24	11/21/17	352	360	0.2
Tullow Oil Jersey Ltd., 6.63%, 07/12/21	07/07/16	216	244	0.1
UBS Group AG, 6.87%, callable at 100 beginning 03/22/21	03/15/16	417	424	0.3
Ukraine Government International Bond, 7.75%, 09/01/21	02/10/17	300	319	0.2

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Restricted Securities (continued)
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
UniCredit SpA, 6.62%, callable at 100 beginning 06/03/23	12/14/17	258	261	0.2
UniCredit SpA, 6.75%, callable at 100 beginning 09/10/21	11/17/17	255	259	0.2
UniCredit SpA, 9.25%, callable at 100 beginning 06/03/22	12/20/16	263	363	0.2
UniCredit SpA, 6.95%, 10/31/22	05/24/13	217	236	0.1
Unique Pub Finance Co. Plc, 6.46%, 03/30/32	04/13/15	476	466	0.3
Unitymedia GmbH, 3.75%, 01/15/27	10/27/15	352	366	0.2
Unitymedia Hessen GmbH & Co. KG, 3.50%, 01/15/27	08/18/16	413	484	0.3
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	09/30/16	195	204	0.1
Virgin Media Secured Finance Plc, 6.25%, 03/28/29	04/28/15	277	297	0.2
Vodafone Group Plc, 0.00%, 11/26/20	05/01/17	382	402	0.2
Volcan Holdings Inc., 4.13%, 04/11/20	03/17/17	726	955	0.6
Volcan Holdings Inc., 3.88%, 10/10/20	09/22/17	270	297	0.2
Volkswagen Leasing GmbH, 1.13%, 04/04/24	09/26/17	177	181	0.1
Wind Tre SpA, 2.63%, 01/20/23	11/14/17	(115)	(117)	(0.1)
Wind Tre SpA, 3.13%, 01/20/25	10/26/17	(354)	(351)	(0.2)
ZF North America Capital Inc., 2.75%, 04/27/23	04/21/15	347	393	0.2
		$30,892	$29,360	17.9%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro STOXX 50	14	March 2018	EUR	500	(3)	(13)
Euro-Bobl	(31)	March 2018	EUR	(4,105)	—	30
Euro-Bund	(55)	March 2018	EUR	(8,959)	7	79
Euro-OAT	(2)	March 2018	EUR	(315)	1	5
Euro-Schatz	(5)	March 2018	EUR	(560)	—	—
S&P 500 E-Mini Index	(14)	March 2018		(1,867)	7	(6)
U.K. Long Gilt	(5)	March 2018	GBP	(621)	(1)	(6)
U.S. Treasury Long Bond	(1)	March 2018		(153)	—	—
U.S. Treasury Note, 10-Year	(7)	March 2018		(872)	(1)	4
U.S. Treasury Note, 2-Year	(3)	March 2018		(644)	—	1
U.S. Treasury Note, 5-Year	(16)	March 2018		(1,868)	(2)	9
					8	103

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	1.10	01/26/18	260	—	—
3M LIBOR (Q)	Receiving	1.02	01/30/18	700	—	—
3M LIBOR (Q)	Receiving	1.25	02/13/18	440	—	—
3M LIBOR (Q)	Receiving	1.24	05/14/18	330	—	—
3M LIBOR (Q)	Receiving	1.22	08/14/18	640	—	2
3M LIBOR (Q)	Receiving	1.89	09/11/19	290	—	1
3M LIBOR (Q)	Receiving	1.78	12/23/19	340	—	2
3M LIBOR (Q)	Receiving	1.67	02/13/20	80	—	1
3M LIBOR (Q)	Receiving	1.69	02/20/20	250	—	2
3M LIBOR (Q)	Receiving	1.65	04/20/20	800	—	8
3M LIBOR (Q)	Receiving	1.69	05/29/20	480	—	5
3M LIBOR (Q)	Receiving	1.54	11/04/20	720	—	12
3M LIBOR (Q)	Receiving	1.91	02/13/22	130	—	2
3M LIBOR (Q)	Receiving	1.80	04/02/22	180	—	3
3M LIBOR (Q)	Receiving	1.86	04/20/22	250	—	4
3M LIBOR (Q)	Receiving	2.08	10/23/22	3,700	(3)	29
3M LIBOR (Q)	Receiving	2.02	09/14/23	150	—	3
3M LIBOR (Q)	Receiving	1.89	09/14/23	200	—	4
3M LIBOR (Q)	Receiving	1.96	09/14/24	340	(1)	7
3M LIBOR (Q)	Receiving	2.23	10/24/24	220	—	1
3M LIBOR (Q)	Receiving	1.92	01/22/25	300	(1)	8
3M LIBOR (Q)	Receiving	1.93	09/11/25	310	(1)	9
3M LIBOR (Q)	Receiving	2.02	09/14/25	150	—	3
3M LIBOR (Q)	Receiving	2.01	10/23/25	680	(1)	17
3M LIBOR (Q)	Receiving	2.20	04/20/27	110	—	2
3M LIBOR (Q)	Receiving	2.20	04/20/27	120	—	2
3M LIBOR (Q)	Receiving	2.06	09/18/27	180	—	3
3M LIBOR (Q)	Receiving	2.17	09/18/27	290	(1)	6

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.17	09/18/27		320	(1)	6
3M LIBOR (Q)	Receiving	2.34	10/23/27		4,593	(9)	20
3M LIBOR (S)	Paying	1.25	02/13/18		240	—	—
3M LIBOR (S)	Paying	1.44	01/22/20		240	—	(3)
6M Euribor (A)	Paying	0.32	09/14/23	EUR	130	—	(1)
6M Euribor (A)	Paying	0.39	10/24/23	EUR	200	—	—
6M Euribor (A)	Paying	0.72	09/14/26	EUR	120	—	—
6M Euribor (A)	Paying	0.72	09/14/26	EUR	130	—	—
6M Euribor (A)	Paying	0.73	09/14/26	EUR	280	—	(1)
6M Euribor (A)	Paying	0.85	09/18/27	EUR	290	—	—
6M Euribor (A)	Paying	0.89	09/11/28	EUR	300	—	(10)
6M Euribor (A)	Paying	0.96	09/18/28	EUR	240	—	—
						(18)	147

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.IG.29 (Q)	1.00	12/20/22	6,345	(151)	(1)	(17)
CDX.NA.IG.29 (Q)	1.00	12/20/22	5,400	(128)	—	(6)
iTraxx Europe Crossover Series 28 (Q)	5.00	12/20/22	10,165	(1,488)	16	(50)
				(1,767)	15	(73)
Credit default swap agreements - sell protection[4]
iTraxx Europe Series 21 (Q)	1.00	06/20/19	(1,190)	20	—	(9)
iTraxx Europe Series 25 (Q)	1.00	06/20/21	(1,760)	55	(1)	22
iTraxx Europe Series 28 (Q)	1.00	12/20/22	(5,770)	188	(2)	32
				263	(3)	45

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
10-Year U.S. Treasury Note Future	Put		123.00	02/23/18	25	7
						7
Index Options
Chicago Board Options Exchange SPX Volatility Index	Call		21.00	01/17/18	85	1
Euro Stoxx 50 Index	Call	EUR	3,600.00	02/16/18	17	4
Euro Stoxx Bank Index	Put	EUR	132.50	01/19/18	42	8
S&P 500 Index	Call		2,615.00	01/19/18	3	21
						34
Options on Securities
AMC Networks Inc.	Call		75.00	03/16/18	35	1
AMC Networks Inc.	Call		65.00	03/16/18	50	4
CBS Corp.	Call		62.50	01/19/18	35	1
CBS Corp.	Call		65.00	02/16/18	60	3
CBS Corp.	Call		70.00	03/16/18	55	2
CenturyLink Inc.	Call		30.00	01/19/18	85	—
CenturyLink Inc.	Call		23.00	01/19/18	125	—
CenturyLink Inc.	Put		16.00	01/19/18	30	1
CenturyLink Inc.	Put		15.00	03/16/18	55	4
CenturyLink Inc.	Put		14.00	03/16/18	35	2
CenturyLink Inc.	Put		13.00	03/16/18	55	2
CenturyLink Inc.	Put		13.00	04/20/18	15	1
Chesapeake Energy Corp.	Put		3.50	02/16/18	60	1
Discovery Communications Inc.	Put		20.00	02/16/18	25	1
DISH Network Corp.	Call		60.00	03/16/18	25	2
Freeport-McMoRan Inc.	Put		11.00	01/19/18	60	—
Freeport-McMoRan Inc.	Put		10.00	01/19/18	40	—
Hewlett Packard Enterprise Co.	Put		15.00	01/19/18	45	—
iShares iBoxx USD High Yield Corporate Bond ETF	Call		88.00	01/19/18	45	—
iShares iBoxx USD High Yield Corporate Bond ETF	Put		87.00	01/19/18	95	3
iShares iBoxx USD High Yield Corporate Bond ETF	Put		86.00	01/19/18	80	2
iShares iBoxx USD High Yield Corporate Bond ETF	Put		87.00	02/16/18	80	6
iShares iBoxx USD High Yield Corporate Bond ETF	Put		86.00	02/16/18	55	2

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Exchange Traded Purchased Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
iShares JP Morgan USD Emerging Markets Bond ETF	Put	111.00	01/19/18	40	—
iShares Russell 2000 ETF	Put	140.00	01/19/18	45	1
iShares U.S. Preferred Stock ETF	Put	37.00	01/19/18	125	1
Micron Technology Inc.	Call	46.00	01/19/18	25	1
Micron Technology Inc.	Call	50.00	02/16/18	10	—
Micron Technology Inc.	Put	20.00	01/19/18	50	—
Netflix Inc.	Put	155.00	03/16/18	15	3
Office Depot Inc.	Put	3.50	01/19/18	45	1
Oracle Corp.	Call	55.00	01/19/18	65	—
Oracle Corp.	Call	52.50	01/19/18	30	—
Powershares QQQ Trust Series 1	Put	155.00	01/19/18	25	4
Powershares QQQ Trust Series 1	Put	154.00	01/19/18	40	5
QUALCOMM Inc.	Call	67.50	02/16/18	40	5
QUALCOMM Inc.	Call	70.00	04/20/18	30	5
Rite Aid Corp.	Put	2.00	02/16/18	65	2
Simon Property Group Inc.	Put	145.00	01/19/18	10	—
SPDR Dow Jones Industrial Average ETF Trust	Call	248.00	01/19/18	20	3
Technology Select Sector SPDR Fund	Call	66.00	01/19/18	25	—
Teck Resources Ltd.	Put	22.00	01/19/18	20	—
Tenet Healthcare Corp.	Call	20.00	01/19/18	20	—
Tenet Healthcare Corp.	Call	19.00	02/16/18	45	1
Teva Pharmaceutical Industries Ltd.	Put	12.50	01/19/18	50	—
Teva Pharmaceutical Industries Ltd.	Put	10.00	03/16/18	20	—
Thermo Fisher Scientific Inc.	Put	180.00	01/19/18	10	—
Twenty-First Century Fox Inc.	Put	24.00	01/19/18	35	—
Uniti Group Inc.	Put	15.00	02/16/18	50	1
Uniti Group Inc.	Put	12.50	02/16/18	30	—
Valeant Pharmaceuticals International Inc.	Put	15.00	01/19/18	45	—
Valeant Pharmaceuticals International Inc.	Put	9.00	01/19/18	15	—
Valeant Pharmaceuticals International Inc.	Put	14.00	01/19/18	85	—
Valeant Pharmaceuticals International Inc.	Put	10.00	01/19/18	15	—
Valeant Pharmaceuticals International Inc.	Put	12.50	01/19/18	70	—
Valeant Pharmaceuticals International Inc.	Put	15.00	04/20/18	55	2
Valeant Pharmaceuticals International Inc.	Put	16.00	04/20/18	30	2
VanEck Vectors Semiconductor ETF	Put	90.00	01/19/18	15	—
Walt Disney Co.	Put	100.00	02/16/18	70	5
Western Digital Corp.	Put	60.00	01/19/18	50	—
Western Digital Corp.	Put	70.00	04/20/18	25	5
					85

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Interest Rate Swaptions
3M LIBOR, 04/18/23	DUB	Put		2.52	04/16/18	3,700,000	6
3M LIBOR, 04/18/28	DUB	Put		2.75	04/16/18	3,000,000	7
							13
Options on Securities
Bombardier Inc.	BMO	Put	CAD	2.75	02/16/18	85	14
							14

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
iShares iBoxx USD High Yield Corporate Bond ETF	Put	84.00	01/19/18	30	—
iShares iBoxx USD High Yield Corporate Bond ETF	Put	83.00	01/19/18	65	—
iShares iBoxx USD High Yield Corporate Bond ETF	Put	82.00	01/19/18	80	—
iShares iBoxx USD High Yield Corporate Bond ETF	Put	84.00	02/16/18	80	(2)
iShares Russell 2000 ETF	Put	127.00	01/19/18	45	—
Powershares QQQ Trust Series 1	Put	145.00	01/19/18	25	(1)
Powershares QQQ Trust Series 1	Put	144.00	01/19/18	40	(1)
Thermo Fisher Scientific Inc.	Put	170.00	01/19/18	10	—
					(4)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
EUR/USD	DUB	01/04/18	EUR	33,549	40,297	400
EUR/USD	MSC	01/04/18	EUR	7,496	9,004	113
EUR/USD	MSC	02/05/18	EUR	7,496	9,022	89
EUR/USD	BCL	02/09/18	EUR	396	477	13
GBP/EUR	UBS	02/09/18	EUR	(1,504)	(1,810)	(24)
GBP/USD	CIT	01/04/18	GBP	6,144	8,305	84
GBP/USD	MSC	01/04/18	GBP	1,251	1,691	13
GBP/USD	MSC	02/05/18	GBP	1,253	1,695	17
GBP/USD	CIT	02/09/18	GBP	11	15	—
GBP/USD	UBS	02/09/18	GBP	269	364	3
USD/EUR	DUB	01/04/18	EUR	(33,549)	(40,297)	(460)
USD/EUR	MSC	01/04/18	EUR	(7,496)	(9,004)	(89)
USD/EUR	DUB	02/05/18	EUR	(33,549)	(40,377)	(408)
USD/GBP	CIT	01/04/18	GBP	(6,144)	(8,306)	(69)
USD/GBP	MSC	01/04/18	GBP	(1,254)	(1,695)	(17)
USD/GBP	CIT	02/05/18	GBP	(6,144)	(8,315)	(85)
USD/GBP	BCL	02/09/18	GBP	(2,273)	(3,076)	(44)
					(42,010)	(464)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
ArcelorMittal SA, 6.13%, 06/01/18 (Q)	CCI	N/A	5.00	12/20/22	216	(40)	(39)	(1)
Banco Bilbao Vizcaya Argentaria SA, 4.38%, 10/20/19 (Q)	GSC	N/A	1.00	12/20/22	216	3	7	(4)
Banco Bilbao Vizcaya Argentaria SA, 4.38%, 10/20/19 (Q)	JPM	N/A	1.00	12/20/22	216	3	8	(5)
Banco Comercial Portugues SA, 3.34%, 02/27/17 (Q)	BNP	N/A	5.00	12/20/20	123	(15)	(2)	(13)
Best Buy Co. Inc., 5.50%, 03/15/21 (Q)	JPM	N/A	5.00	06/20/22	850	(153)	(143)	(10)
Bombardier Inc., 7.45%, 05/01/34 (Q)	GSC	N/A	5.00	12/20/20	115	(9)	(8)	(1)
Bombardier Inc., 7.45%, 05/01/34 (Q)	GSC	N/A	5.00	12/20/20	150	(11)	(7)	(4)
Bombardier Inc., 7.45%, 05/01/34 (Q)	GSC	N/A	5.00	12/20/20	75	(6)	(6)	—
Bombardier Inc., 7.45%, 05/01/34 (Q)	GSC	N/A	5.00	12/20/22	50	(3)	(3)	—
Bombardier Inc., 7.45%, 05/01/34 (Q)	GSC	N/A	5.00	12/20/22	125	(7)	(7)	—
Boston Scientific Corp., 2.65%, 10/01/18 (Q)	JPM	N/A	1.00	06/20/20	1,250	(26)	(31)	5
Cable & Wireless International Finance NV, 8.63%, 03/25/19 (Q)	JPM	N/A	5.00	12/20/22	156	(27)	(26)	(1)
Capital One Financial Corp., 4.75%, 07/15/21 (Q)	CCI	N/A	1.00	06/20/22	1,500	(28)	(15)	(13)
Cardinal Health Inc., 1.90%, 06/15/17 (Q)	BCL	N/A	1.00	12/20/18	640	(5)	(19)	14
CBS Corp., 4.30%, 02/15/21 (Q)	GSC	N/A	1.00	12/20/22	500	(6)	(5)	(1)
CenturyLink Inc., 6.15%, 09/15/19 (Q)	GSC	N/A	1.00	12/20/20	115	6	9	(3)
Clariant AG, 3.13%, 06/09/17 (Q)	BNP	N/A	1.00	12/20/21	144	(2)	—	(2)
Clariant AG, 3.25%, 04/24/19 (Q)	CCI	N/A	1.00	12/20/22	216	(3)	(4)	1
Clariant AG, 3.25%, 04/24/19 (Q)	JPM	N/A	1.00	12/20/22	228	(3)	(4)	1
CMA CGM SA, 7.75%, 01/15/21 (Q)	MSC	N/A	5.00	12/20/22	120	(6)	(6)	—
CSC Holdings LLC, 10.88%, 10/15/25 (Q)	GSC	N/A	5.00	12/20/22	185	(20)	(22)	2
CSC Holdings LLC, 10.88%, 10/15/25 (Q)	JPM	N/A	5.00	12/20/22	185	(21)	(20)	(1)
Dell Inc., 7.10%, 04/15/28 (Q)	GSC	N/A	1.00	12/20/18	250	(2)	5	(7)
DISH DBS Corp., 6.75%, 06/01/21 (Q)	JPM	N/A	5.00	12/20/22	190	(9)	(10)	1
Dow Chemical Co., 7.38%, 11/01/29 (Q)	JPM	N/A	1.00	09/20/18	730	(6)	(4)	(2)
Fiat Chrysler Automobiles NV, 4.50%, 04/15/20 (Q)	BCL	N/A	5.00	12/20/22	108	(18)	(17)	(1)
Frontier Communications Corp., 9.00%, 08/15/31 (Q)	BCL	N/A	5.00	12/20/20	115	29	25	4
Frontier Communications Corp., 9.00%, 08/15/31 (Q)	JPM	N/A	5.00	12/20/20	115	29	18	11
HP Inc., 4.65%, 12/09/21 (Q)	GSC	N/A	1.00	06/20/21	250	(6)	(6)	—
HP Inc., 4.65%, 12/09/21 (Q)	GSC	N/A	1.00	12/20/22	350	(9)	(5)	(4)
International Business Machines Corp., 5.70%, 09/14/17 (Q)	GSC	N/A	1.00	12/20/18	1,620	(15)	(49)	34
iTraxx Europe Senior Series 19 (Q)	CGM	N/A	1.00	06/20/18	3,363	(17)	(35)	18
iTraxx Europe Senior Series 20 (Q)	BCL	N/A	1.00	12/20/18	1,357	(13)	(7)	(6)
iTraxx Europe Senior Series 20 (Q)	CGM	N/A	1.00	12/20/18	2,895	(28)	(15)	(13)
iTraxx Europe Senior Series 20 (Q)	CGM	N/A	1.00	12/20/18	2,402	(23)	(27)	4
Lanxess AG, 0.25%, 10/07/21 (Q)	JPM	N/A	1.00	12/20/22	577	(13)	(12)	(1)
Loews Corp., 6.00%, 02/01/35 (Q)	CGM	N/A	1.00	06/20/21	850	(26)	(26)	—
Macy's Retail Holdings Inc., 3.45%, 01/15/21 (Q)	JPM	N/A	1.00	12/20/22	175	12	14	(2)
Marks & Spencer Plc, 6.13%, 12/02/19 (Q)	BCL	N/A	1.00	12/20/22	348	5	6	(1)
Marks & Spencer Plc, 6.13%, 12/02/19 (Q)	BOA	N/A	1.00	12/20/22	12	—	—	—
Marks & Spencer Plc, 6.13%, 12/02/19 (Q)	BOA	N/A	1.00	12/20/22	249	3	4	(1)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Melia Hotels International SA, 4.30%, 11/14/08 (Q)	JPM	N/A	5.00	06/20/22	288	(57)	(52)	(5)
Microsoft Corp., 4.50%, 10/01/40 (Q)	CSI	N/A	1.00	12/20/18	1,279	(13)	(38)	25
Microsoft Corp., 4.50%, 10/01/40 (Q)	GSC	N/A	1.00	12/20/18	341	(3)	(10)	7
Obrigacoes do Tesouro, 4.95%, 10/25/23 (Q)	BNP	N/A	1.00	09/20/19	525	(7)	16	(23)
People's Republic of China, 7.50%, 10/28/27 (Q)	GSC	N/A	1.00	12/20/22	560	(13)	(12)	(1)
Peugeot SA, 2.38%, 04/14/23 (Q)	CCI	N/A	5.00	12/20/22	216	(41)	(42)	1
Peugeot SA, 2.38%, 04/14/23 (Q)	CSI	N/A	5.00	12/20/22	216	(42)	(43)	1
Raytheon Co., 7.20%, 08/15/27 (Q)	GSC	N/A	1.00	03/20/20	968	(20)	(39)	19
Raytheon Co., 7.20%, 08/15/27 (Q)	GSC	N/A	1.00	03/20/20	970	(20)	(39)	19
Republic of Colombia, 10.38%, 01/28/33 (Q)	JPM	N/A	1.00	06/20/21	200	(2)	11	(13)
Republic of France, 4.25%, 04/25/19 (Q)	BOA	N/A	0.25	06/20/22	140	(1)	2	(3)
Republic of France, 4.25%, 04/25/19 (Q)	GSC	N/A	0.25	06/20/22	80	—	1	(1)
Republic of France, 4.25%, 04/25/19 (Q)	JPM	N/A	0.25	06/20/22	240	(1)	3	(4)
Republic of Korea, 7.13%, 04/16/19 (Q)	GSC	N/A	1.00	12/20/22	800	(18)	(12)	(6)
Republic of South Africa, 5.50%, 03/09/20 (Q)	BOA	N/A	1.00	12/20/22	540	14	22	(8)
Rio Tinto Finance USA Ltd., 3.75%, 06/15/25 (Q)	JPM	N/A	1.00	06/20/22	250	(5)	(1)	(4)
Rite Aid Corp., 7.70%, 02/15/27 (Q)	GSC	N/A	5.00	12/20/22	200	28	35	(7)
Rite Aid Corp., 7.70%, 02/15/27 (Q)	JPM	N/A	5.00	12/20/22	115	16	17	(1)
Rite Aid Corp., 7.70%, 02/15/27 (Q)	JPM	N/A	5.00	12/20/22	75	10	9	1
Smurfit Kappa Group Plc, 3.25%, 06/01/21 (Q)	CSI	N/A	5.00	12/20/22	120	(25)	(24)	(1)
Sony Corp., 1.57%, 06/19/15 (Q)	JPM	N/A	1.00	03/20/19	1,265	(14)	91	(105)
Southwest Airlines Co., 5.13%, 03/01/17 (Q)	CSI	N/A	1.00	12/20/19	580	(10)	(10)	—
Staples Inc., 4.38%, 01/12/23 (Q)	CSI	N/A	5.00	12/20/20	150	(5)	(6)	1
Staples Inc., 4.38%, 01/12/23 (Q)	GSC	N/A	5.00	12/20/20	75	(3)	(1)	(2)
Staples Inc., 4.38%, 01/12/23 (Q)	BCL	N/A	5.00	12/20/22	302	10	13	(3)
Staples Inc., 4.38%, 01/12/23 (Q)	JPM	N/A	5.00	12/20/22	173	6	8	(2)
STMicroelectronics NV, 0.00%, 07/03/19 (Q)	JPM	N/A	1.00	06/20/22	317	(8)	(2)	(6)
TDC Group, 3.75%, 03/02/22 (Q)	BNP	N/A	1.00	12/20/22	240	(2)	(1)	(1)
TDC Group, 3.75%, 03/02/22 (Q)	CSI	N/A	1.00	12/20/22	360	(2)	(1)	(1)
TDC Group, 3.75%, 03/02/22 (Q)	CSI	N/A	1.00	12/20/22	252	(2)	(1)	(1)
Tenet Healthcare Corp., 6.88%, 11/15/31 (Q)	GSC	N/A	5.00	12/20/22	175	5	9	(4)
Tenet Healthcare Corp., 6.88%, 11/15/31 (Q)	JPM	N/A	5.00	12/20/22	75	2	3	(1)
Tesco Plc, 6.00%, 12/14/29 (Q)	CSI	N/A	1.00	12/20/22	216	(1)	1	(2)
Tesco Plc, 6.00%, 12/14/29 (Q)	CSI	N/A	1.00	12/20/22	216	—	1	(1)
United Mexican States, 5.95%, 03/19/19 (Q)	CSI	N/A	1.00	06/20/21	350	(3)	10	(13)
Viacom Inc., 6.88%, 04/30/36 (Q)	JPM	N/A	1.00	12/20/22	350	8	10	(2)
Vodafone Group Plc, 5.00%, 06/04/18 (Q)	BCL	N/A	1.00	12/20/22	949	(21)	(18)	(3)
					37,499	(726)	(574)	(152)
Credit default swap agreements - sell protection[4]
Altice Finco SA, 9.00%, 06/15/23 (Q)	GSC	4.39	5.00	12/20/22	(84)	2	3	(1)
Boparan Finance Plc, 4.38%, 07/15/21 (Q)	BCL	6.54	5.00	12/20/22	(36)	(2)	(3)	1
Boparan Finance Plc, 4.38%, 07/15/21 (Q)	JPM	6.54	5.00	12/20/22	(36)	(2)	(3)	1
CenturyLink Inc., 6.15%, 09/15/19 (Q)	JPM	4.59	1.00	12/20/22	(75)	(11)	(12)	1
CenturyLink Inc., 6.15%, 09/15/19 (Q)	JPM	4.59	1.00	12/20/22	(115)	(17)	(20)	3
Chesapeake Energy Corp., 6.63%, 08/15/20 (Q)	GSC	7.14	5.00	12/20/22	(175)	(14)	(17)	3
Chesapeake Energy Corp., 6.63%, 08/15/20 (Q)	JPM	7.14	5.00	12/20/22	(100)	(9)	(9)	—
Commerzbank AG (Q)	GSC	1.28	1.00	12/20/22	(240)	(3)	(8)	5
Dell Inc., 7.10%, 04/15/28 (Q)	JPM	2.13	1.00	12/20/22	(550)	(28)	(31)	3
Deutsche Bank AG (Q)	CCI	1.39	1.00	06/20/22	(667)	(11)	(29)	18
Deutsche Bank AG, 5.00%, 06/24/20 (Q)	GSC	1.39	1.00	06/20/22	(666)	(11)	(30)	19
Freeport-McMoRan Inc., 3.55%, 03/01/22 (Q)	BCL	1.40	1.00	06/20/22	(375)	(6)	(41)	35
Freeport-McMoRan Inc., 3.55%, 03/01/22 (Q)	GSC	1.57	1.00	12/20/22	(200)	(5)	(17)	12
Freeport-McMoRan Inc., 3.55%, 03/01/22 (Q)	GSC	1.57	1.00	12/20/22	(375)	(10)	(21)	11
Freeport-McMoRan Inc., 3.55%, 03/01/22 (Q)	JPM	1.57	1.00	12/20/22	(115)	(3)	(4)	1
Hertz Corp., 5.88%, 10/15/20 (Q)	BCL	7.07	5.00	12/20/22	(100)	(8)	(13)	5
Intrum Justitia AB, 3.13%, 07/15/24 (Q)	CSI	2.36	5.00	12/20/22	(96)	12	15	(3)
Intrum Justitia AB, 3.13%, 07/15/24 (Q)	CSI	2.36	5.00	12/20/22	(84)	11	12	(1)
Intrum Justitia AB, 3.13%, 07/15/24 (Q)	MSC	2.36	5.00	12/20/22	(384)	49	61	(12)
iTraxx Europe Subordinated Series 19 (Q)	CGM	N/A	5.00	06/20/18	(2,402)	61	189	(128)
iTraxx Europe Subordinated Series 20 (Q)	BCL	N/A	5.00	12/20/18	(1,081)	55	211	(156)
iTraxx Europe Subordinated Series 20 (Q)	CGM	N/A	5.00	12/20/18	(1,922)	97	182	(85)
iTraxx Europe Subordinated Series 20 (Q)	CGM	N/A	5.00	12/20/18	(1,549)	78	299	(221)
iTraxx Europe Subordinated Series 20 (Q)	DUB	N/A	5.00	12/20/18	(769)	39	149	(110)
Macy's Retail Holdings Inc., 3.45%, 01/15/21 (Q)	JPM	2.30	1.00	06/20/22	(425)	(23)	(31)	8

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
New Look Senior Issuer Plc, 8.00%, 07/01/23 (Q)	JPM	36.71	5.00	12/20/22	(12)	(8)	(7)	(1)
Nordstrom Inc., 6.95%, 03/15/28 (Q)	CCI	2.90	1.00	12/20/22	(232)	(20)	(18)	(2)
Nordstrom Inc., 6.95%, 03/15/28 (Q)	GSC	2.90	1.00	12/20/22	(273)	(23)	(18)	(5)
Nordstrom Inc., 6.95%, 03/15/28 (Q)	JPM	2.56	1.00	06/20/22	(425)	(27)	(33)	6
Nordstrom Inc., 6.95%, 03/15/28 (Q)	JPM	2.90	1.00	12/20/22	(248)	(21)	(19)	(2)
Numericable - SFR SA, 5.38%, 05/15/22 (Q)	CCI	3.76	5.00	12/20/22	(96)	6	10	(4)
Numericable - SFR SA, 5.38%, 05/15/22 (Q)	CCI	3.76	5.00	12/20/22	(96)	5	9	(4)
Scandinavian Airlines (Q)	GSC	2.29	5.00	06/20/19	(468)	19	(36)	55
Staples Inc., 4.38%, 01/12/23 (Q)	GSC	5.44	1.00	06/20/22	(130)	(21)	(14)	(7)
Teck Resources Ltd., 3.75%, 02/01/23 (Q)	GSC	1.07	5.00	12/20/22	(125)	23	22	1
Teck Resources Ltd., 3.75%, 02/01/23 (Q)	JPM	1.07	5.00	12/20/22	(185)	34	32	2
					(14,911)	208	760	(552)

OTC Contracts for Difference
Reference Entity[2]	Counterparty	Financing Fee	Expiration	Contracts[1] Long (Short)	Notional[1]		Unrealized Appreciation (Depreciation) ($)

Abertis Infraestructuras SA (E)	MLP	Euro Interbank Offered Rate +0.30%	TBD	6	EUR	107	—
Altice N.V. (E)	MLP	Euro Interbank Offered Rate +0.30%	TBD	4	EUR	36	3
Anglo American Plc (M)	MLP	1W GBP LIBOR -0.50%	TBD	(55)	GBP	(778)	(101)
Banco Bilbao Vizcaya Argentaria SA (M)	MLP	Euro Interbank Offered Rate -0.28%	TBD	(9)	EUR	(68)	2
BNP Paribas (E)	MLP	Euro Interbank Offered Rate +0.30%	TBD	3	EUR	172	(3)
CenturyLink Inc. (M)	MLP	1W LIBOR +0.00%	TBD	(1)		(16)	(3)
Chesapeake Energy Corp. (M)	MLP	1W LIBOR +0.00%	TBD	(4)		(16)	(2)
Deutsche Bank AG (M)	MLP	Euro Interbank Offered Rate -0.28%	TBD	(6)	EUR	(106)	5
Discovery Communications Inc. (M)	MLP	1W LIBOR +0.00%	TBD	(2)		(37)	—
Eurobank Ergasias SA (E)	MLP	Euro Interbank Offered Rate +1.00%	TBD	113	EUR	92	5
Europcar Groupe SA (E)	MLP	Euro Interbank Offered Rate +0.30%	TBD	8	EUR	77	3
GVC Holdings Plc (E)	MLP	1W GBP LIBOR +0.25%	TBD	4	GBP	34	—
Hellenic Telecommunications Organization SA (E)	MLP	Euro Interbank Offered Rate +1.00%	TBD	20	EUR	227	10
iShares iBoxx USD High Yield Corporate Bond ETF (M)	MLP	1M LIBOR -1.45%	TBD	(1)		(57)	—
JPMorgan Chase & Co. (E)	MLP	1W LIBOR +0.20%	TBD	2		214	1
National Bank of Greece (E)	MLP	Euro Interbank Offered Rate +1.00%	TBD	344	EUR	103	9
PowerShares QQQ Trust Series 1 (M)	MLP	1W LIBOR +0.00%	TBD	(1)		(158)	3
Smurfit Kappa Group Plc. (E)	MLP	Euro Interbank Offered Rate +0.30%	TBD	1	EUR	40	2
Teva Pharmaceutical Industries Ltd. (M)	MLP	1W LIBOR +0.00%	TBD	(3)		(53)	(9)
Tullow Oil Plc (M)	MLP	1W GBP LIBOR -1.50%	TBD	(31)	GBP	(57)	(10)
Unicredit SpA (E)	MLP	Euro Interbank Offered Rate +0.30%	TBD	13	EUR	203	(9)
Unione di Banche Italiane SpA (M)	MLP	Euro Interbank Offered Rate -0.28%	TBD	(22)	EUR	(82)	1
Uniti Group Inc. (M)	MLP	1W LIBOR +0.00%	TBD	(2)		(35)	(4)
VanEck Vectors Semiconductor ETF (M)	MLP	1W LIBOR +0.00%	TBD	(2)		(172)	(2)
Walt Disney Co. (M)	MLP	1W LIBOR +0.00%	TBD	(3)		(291)	1
							(98)

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INVESTMENT COMPANIES
iBoxx Euro Corporates Overall Total Return Index (E)	GSI	3M Euribor +0.00%	03/20/18	EUR	2,000	(14)
iBoxx Euro Corporates Overall Total Return Index (E)	MSC	3M Euribor +0.00%	03/20/18	EUR	2,000	(13)
						(27)
Total return swap agreements - paying return
COMMON STOCKS
CenturyLink Inc. (Q)	BNP	3M LIBOR -0.50%	11/09/18		(33)	(4)
Rite Aid Corp. (M)	BNP	1M LIBOR -1.00%	10/30/18		(7)	(2)
Uniti Group Inc. (Q)	CIT	3M LIBOR -1.10%	11/28/18		(16)	(3)
Office Depot Inc. (M)	MLP	3M LIBOR -0.30%	10/31/18		(13)	(2)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements (continued)
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]		Unrealized Appreciation (Depreciation) ($)
Simon Property Group Inc. (M)	MLP	3M LIBOR -0.30%	10/31/18		(22)	(3)
Teva Pharmaceutical Industries Ltd. (Q)	MLP	3M LIBOR -0.30%	10/13/18		(22)	(6)
Valeant Pharmaceuticals International Inc. (Q)	MLP	3M LIBOR -0.30%	06/21/18		(43)	2
Valeant Pharmaceuticals International Inc. (Q)	MLP	3M LIBOR -0.30%	05/07/18		(17)	(9)
Valeant Pharmaceuticals International Inc. (M)	MLP	3M LIBOR -0.30%	08/11/18		(29)	(15)
Valeant Pharmaceuticals International Inc. (Q)	MLP	3M LIBOR -0.30%	08/03/18		(29)	(10)
INVESTMENT COMPANIES
iShares iBoxx USD Investment Grade Corporate Bond ETF (M)	BNP	1M LIBOR +0.10%	03/09/18		(1,064)	(6)
Market Vectors ETF Trust (M)	BNP	1M LIBOR -0.75%	11/15/18		(43)	4
iShares Russell 2000 ETF (Q)	CIT	1M LIBOR -0.40%	12/04/18		(572)	(2)
iBoxx EUR Liquid High Yield Index (Q)	GSI	3M Euribor +0.00%	03/20/18	EUR	(650)	(2)
iBoxx EUR Liquid High Yield Index (Q)	JPM	3M Euribor +0.00%	03/20/18	EUR	(650)	(2)
iBoxx EUR Liquid High Yield Index (Q)	MLP	3M Euribor +0.00%	03/20/18	EUR	(1,000)	(3)
iShares iBoxx USD High Yield Corporate Bond ETF (M)	MLP	1M LIBOR -1.45%	11/10/18		(227)	(1)
Market Vectors ETF Trust (M)	MLP	1M LIBOR -0.75%	05/05/18		(147)	(2)
						(66)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DFA U.S. Small Cap Fund *
COMMON STOCKS 99.6%
Consumer Discretionary 16.0%
American Eagle Outfitters Inc.	15	$274
ILG Inc.	10	275
La Quinta Holdings Inc. (a)	10	189
Marriott Vacations Worldwide Corp.	2	301
Texas Roadhouse Inc.	5	281
Urban Outfitters Inc. (a)	8	275
Other Securities		19,065
		20,660
Consumer Staples 4.2%
Performance Food Group Co. (a)	7	240
Snyders-Lance Inc.	8	398
Other Securities		4,850
		5,488
Energy 5.5%
CNX Resources Corp. (a)	21	310
CONSOL Energy Inc. (a)	3	105
PBF Energy Inc. - Class A	10	359
Peabody Energy Corp. (a)	9	367
Other Securities		5,988
		7,129
Financials 20.7%
Associated Bancorp	14	356
Bank of Hawaii Corp.	4	300
BankUnited Inc.	9	349
Cathay General Bancorp	7	316
Chemical Financial Corp.	7	353
Columbia Banking System Inc.	8	328
Interactive Brokers Group Inc.	6	348
Legg Mason Inc.	9	364
MB Financial Inc.	8	346
Primerica Inc.	4	375
ProAssurance Corp.	5	283
South State Corp.	4	347
Sterling Bancorp	16	397
Stifel Financial Corp.	6	377
TCF Financial Corp.	14	289
Valley National Bancorp	24	275
Other Securities		21,383
		26,786
Health Care 8.9%
Cantel Medical Corp.	3	281
LivaNova Plc (a)	4	355
Other Securities		10,898
		11,534
Industrials 19.6%
Barnes Group Inc.	4	280
Beacon Roofing Supply Inc. (a)	5	316
Brink's Co.	4	292
Deluxe Corp.	4	279

	Shares/Par[1]	Value
Kennametal Inc.	7	321
KLX Inc. (a)	5	324
MasTec Inc. (a)	7	333
On Assignment Inc. (a)	4	279
Regal-Beloit Corp.	4	315
Valmont Industries Inc.	2	308
Other Securities		22,261
		25,308
Information Technology 13.9%
CACI International Inc. - Class A (a)	2	299
Conduent Inc. (a)	19	313
Silicon Laboratories Inc. (a)	3	282
Tech Data Corp. (a)	4	345
ViaSat Inc. (a) (b)	5	357
Other Securities		16,429
		18,025
Materials 5.8%
Cabot Corp.	5	310
Summit Materials Inc. - Class A (a)	9	279
Other Securities		6,947
		7,536
Real Estate 0.7%
Other Securities		882
Telecommunication Services 1.3%
Telephone & Data Systems Inc.	9	252
US Cellular Corp. (a)	3	102
Other Securities		1,256
		1,610
Utilities 3.0%
Hawaiian Electric Industries Inc.	8	299
Spire Inc.	4	276
Other Securities		3,313
		3,888
Total Common Stocks (cost $108,654)		128,846
RIGHTS 0.0%
Other Securities		2
Total Rights (cost $2)		2
SHORT TERM INVESTMENTS 4.7%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	666	666
Securities Lending Collateral 4.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (d)	5,381	5,381
Total Short Term Investments (cost $6,047)		6,047
Total Investments 104.3% (cost $114,703)		134,895
Other Assets and Liabilities, Net (4.3)%		(5,575)
Total Net Assets 100.0%		$129,320

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Ambac Financial Group Inc.	12/30/13	$182	$100	0.1%
Ferroglobe Rep and Warranty Insurance Trust	11/21/16	—	—	—
		$182	$100	0.1%

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DoubleLine Total Return Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 45.4%
Adjustable Rate Mortgage Trust
Series 2005-6A21-4, REMIC, 3.57%, 08/25/35 (a)	7,608	$7,653
Ajax Mortgage Loan Trust
Series 2017-A-A, 3.47%, 04/25/57 (b) (c)	8,993	9,025
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	4,581	4,494
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	3,041	2,729
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	3,029	3,050
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	12,378	12,310
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	7,344	7,051
BBCMS Trust
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (a) (c)	722	721
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (a) (c)	823	821
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (a) (c)	1,725	1,725
Series 2017-F-DELC, REMIC, 4.98%, (1M US LIBOR + 3.50%), 08/15/19 (a) (c)	1,653	1,647
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (c)	2,300	2,316
Series 2014-E-BXO, REMIC, 4.04%, (1M US LIBOR + 2.56%), 08/15/27 (a) (c)	3,171	3,178
Carlyle Global Market Strategies CLO Ltd.
Series 2015-A1A-5A, 2.91%, (3M US LIBOR + 1.55%), 01/20/28 (a) (c)	5,000	5,046
Series 2015-A2A-5A, 3.61%, (3M US LIBOR + 2.25%), 01/20/28 (a) (c)	2,000	2,021
Series 2015-B2-5A, 4.61%, (3M US LIBOR + 3.25%), 01/20/28 (a) (c)	1,000	1,016
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	12,061	10,102
CIM Trust
Series 2016-B2-1RR, REMIC, 9.71%, 07/26/55 (a) (c)	25,000	22,551
Series 2016-B2-2RR, REMIC, 9.40%, 02/27/56 (a) (c)	25,000	23,128
Series 2016-B2-3RR, REMIC, 11.02%, 02/27/56 (a) (c)	25,000	22,909
Series 2017-B2-3RR, 14.42%, 01/27/57 (a) (c)	34,540	38,165
Series 2017-A1-6, 3.02%, 06/25/57 (a) (c)	14,174	13,998
Coinstar Funding LLC
Series 2017-A2-1A, 5.22%, 04/25/23 (c)	9,950	10,326
COMM Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	1,766	1,845
Series 2014-A4-CR20, REMIC, 3.59%, 10/10/24	1,766	1,828
Series 2015-AM-CR23, REMIC, 3.80%, 04/10/25	3,000	3,049
Interest Only, Series 2016-XA-DC2, REMIC, 1.06%, 10/10/25 (a)	19,887	1,261
Series 2016-C-CR28, REMIC, 4.65%, 12/10/25 (a)	2,274	2,261
Series 2016-C-DC2, REMIC, 4.64%, 02/10/26 (a)	1,340	1,305
Interest Only, Series 2014-XA-CR17, REMIC, 1.13%, 05/10/47 (a)	37,388	1,733
Interest Only, Series 2015-XA-CR26, REMIC, 1.04%, 10/10/48 (a)	30,433	1,780
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.29%, 10/10/46 (a)	37,510	1,897
Commercial Mortgage Pass-Through Certificates
Series 2014-C-CR19, REMIC, 4.72%, 08/10/24 (a)	1,500	1,529
Interest Only, Series 2015-XA-DC1, REMIC, 1.16%, 02/10/48 (a)	29,442	1,572
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	5,613	3,506
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	8,961	7,737
Credit Suisse Mortgage Capital Certificates
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	5,994	5,063
CSMC Trust
Series 2016-A1-PR1, REMIC, 5.50%, 05/25/19 (b) (c)	7,879	7,784
	Shares/Par[1]	Value
Series 2014-1A1-WIN1, REMIC, 3.00%, 03/25/29 (a) (c)	7,462	7,424
Series 2011-6A9-5R, REMIC, 3.48%, 11/27/37 (a) (c)	14,981	15,062
Series 2015-A1-PR2, REMIC, 4.25%, 07/26/55 (b) (c)	11,849	11,747
CSMLT Trust
Series 2015-1A2-3, REMIC, 3.50%, 08/25/34 (a) (c)	4,766	4,856
Series 2015-A9-1, REMIC, 3.50%, 06/25/36 (a) (c)	13,648	13,838
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 1.85%, (1M US LIBOR + 0.30%), 09/25/47 (a)	25,220	22,084
First Horizon Alternative Mortgage Securities Trust
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	5,218	4,155
First Horizon Asset Securities Inc.
Series 2007-A1-5, REMIC, 6.25%, 11/25/37	6,488	5,390
GCAT LLC
Series 2017-5, 3.23%, 07/25/47 (b) (c)	8,657	8,666
GS Mortgage Securities Trust
Series 2014-A5-GC26, REMIC, 3.63%, 11/13/24	1,500	1,559
Interest Only, Series 2015-XA-GC34, REMIC, 1.36%, 10/10/25 (a)	24,643	1,921
Interest Only, Series 2014-XA-GC20, REMIC, 1.00%, 04/10/47 (a)	19,152	937
Interest Only, Series 2014-XA-GC24, REMIC, 0.83%, 09/10/47 (a)	48,102	1,910
Interest Only, Series 2015-XA-GS1, REMIC, 0.82%, 11/10/48 (a)	34,525	1,751
Interest Only, Series 2016-XA-GS3, 1.28%, 10/10/49 (a)	32,518	2,633
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (c)	8,571	8,973
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.66%, 07/15/24 (a)	2,000	2,013
Series 2014-A4-C26, REMIC, 3.49%, 12/15/24	950	976
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,370	2,360
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,297
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (c)	3,075	3,032
Series 2016-B-ASH, 3.63%, (1M US LIBOR + 2.15%), 10/15/22 (a) (c)	1,947	1,951
Series 2016-C-ASH, 4.23%, (1M US LIBOR + 2.75%), 10/15/22 (a) (c)	1,099	1,103
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	1,220	1,225
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-C-MAUI, REMIC, 2.73%, (1M US LIBOR + 1.25%), 07/15/19 (a) (c)	753	753
Series 2017-D-MAUI, REMIC, 3.43%, (1M US LIBOR + 1.95%), 07/15/19 (a) (c)	706	706
Series 2017-E-MAUI, REMIC, 4.43%, (1M US LIBOR + 2.95%), 07/15/19 (a) (c)	625	625
Series 2017-F-MAUI, REMIC, 5.23%, (1M US LIBOR + 3.75%), 07/15/19 (a) (c)	880	881
Series 2017-B-FL10, REMIC, 2.48%, (1M US LIBOR + 1.00%), 06/15/22 (a) (c)	699	699
Series 2017-C-FL10, REMIC, 2.73%, (1M US LIBOR + 1.25%), 06/15/22 (a) (c)	528	528
Series 2017-D-FL10, REMIC, 3.38%, (1M US LIBOR + 1.90%), 06/15/22 (a) (c)	1,709	1,701
Series 2007-AM-LDPX, REMIC, 5.46%, 01/15/49 (a)	900	902
Labrador Aviation Finance Ltd.
Series 2016-A1-1A, 4.30%, 01/15/24 (c)	18,854	19,162
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,464
Series 2014-A4-C19, REMIC, 3.53%, 11/15/24	2,000	2,066
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	1,914
Series 2015-B-C20, REMIC, 4.16%, 01/15/25	1,200	1,207
Series 2015-C-C20, REMIC, 4.61%, 01/15/25 (a)	1,200	1,193
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,420
Interest Only, Series 2016-XA-C28, REMIC, 1.28%, 01/15/26 (a)	24,295	1,809
Series 2016-C-C29, REMIC, 4.75%, 04/15/26 (a)	676	707

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2016-C-C31, REMIC, 4.32%, 10/15/26 (a)	2,960	2,963
Interest Only, Series 2013-XA-C7, REMIC, 1.39%, 02/15/46 (a)	21,914	1,257
Interest Only, Series 2016-XA-C30, REMIC, 1.46%, 09/15/49 (a)	28,325	2,679
New Residential Mortgage Loan Trust
Series 2016-A1-1A, REMIC, 3.75%, 03/25/56 (a) (c)	24,748	25,338
NYMT Residential LLC
Series 2016-A-RP1A, 4.00%, 03/25/19 (b) (c)	10,391	10,434
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.93%, 09/25/47 (c)	10,948	10,138
Pretium Mortgage Credit Partners I LLC
Series 2016-A1-NPL6, REMIC, 3.50%, 10/25/18 (b) (c)	7,701	7,701
Series 2017-NPL3, 3.25%, 06/29/32 (b) (c)	18,068	18,088
PRPM LLC
Series 2017-A1-3A, 3.47%, 11/25/20 (b) (c)	14,917	14,917
RALI Trust
Series 2005-A41-QA10, REMIC, 4.55%, 09/25/35 (a)	2,381	2,116
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	4,870	4,393
RAMP Trust
Series 2005-AI4-RS9, REMIC, 1.87%, (1M US LIBOR + 0.32%), 11/25/35 (a)	10,459	9,078
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 2.00%, (1M US LIBOR + 0.45%), 01/25/37 (a)	5,413	3,692
Interest Only, Series 2007-1A6-B, REMIC, 4.50%, (6.05% - (1M US LIBOR * 1)), 01/25/37 (a)	5,413	856
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	8,296	8,297
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.39%, 01/25/36 (a)	7,387	6,509
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	4,107	3,645
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	3,881	3,405
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	10,796	7,573
Series 2007-1A1-A3, REMIC, 2.00%, (1M US LIBOR + 0.45%), 04/25/37 (a)	7,281	3,806
Series 2007-1A2-A3, REMIC, 34.48%, (46.38% - (1M US LIBOR * 7.67)), 04/25/37 (a)	949	1,853
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	21,611	18,229
Residential Funding Mortgage Securities Inc. Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	694	690
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	4,035	3,896
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,534	1,427
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	3,172	2,939
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	12,302	11,733
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	2,842	2,760
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (c)	10,000	9,882
Shenton Aircraft Investments I Ltd.
Series 2015-A-1A, 4.75%, 11/15/27 (c)	13,797	14,286
Sofi Professional Loan Program LLC
Series 2017-BFX-F, 3.62%, 09/25/26 (c)	8,000	7,954
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (c)	10,000	9,963
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 3.55%, 11/25/35 (a)	9,828	9,210
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	10,132	9,414
Velocity Commercial Capital Loan Trust
Series 2017-AFX-2, REMIC, 3.07%, 11/25/47 (a) (c)	9,899	9,892
VOLT LIX LLC
Series 2017-A1-NPL6, 3.25%, 05/25/47 (b) (c)	16,770	16,770
VOLT LV LLC
Series 2017-A1-NPL2, 3.50%, 03/25/47 (b) (c)	14,882	14,898
VOLT LVI LLC
Series 2017-A1-NPL3, 3.50%, 03/25/47 (b) (c)	15,615	15,632
VOLT LXI LLC
Series 2017-A1-NPL8, 3.13%, 06/25/20 (b) (c)	14,043	14,051
	Shares/Par[1]	Value
Wachovia Bank Commercial Mortgage Trust
Series 2007-AJ-C33, REMIC, 6.01%, 02/15/51 (a)	7,965	8,106
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36 (a)	4,274	3,830
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	2,393	2,116
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	3,465	3,321
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (c)	10,269	10,063
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	4,073	4,055
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	4,350	4,191
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	1,518	1,485
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,927
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	1,841
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (a)	2,855	2,971
Interest Only, Series 2015-XA-LC20, REMIC, 1.38%, 04/15/50 (a)	24,446	1,613
Series 2016-C-C32, REMIC, 4.72%, 01/15/59 (a)	1,577	1,509
Interest Only, Series 2017-XA-RC1, REMIC, 1.57%, 01/15/60 (a)	25,356	2,549
Wells Fargo Mortgage-Backed Securities Trust
Series 2014-A5-LC18, REMIC, 3.41%, 12/15/24	1,138	1,165
Series 2014-B-LC18, REMIC, 3.96%, 12/15/24	1,761	1,764
Series 2006-A11-3, REMIC, 5.50%, 03/25/36	2,835	2,902
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	8,907	9,023
Series 2007-1A4-3, REMIC, 6.00%, 04/25/37	1,847	1,887
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	3,441	3,471
Wells Fargo-RBS Commercial Mortgage Trust
Series 2016-C-C33, REMIC, 3.90%, 03/15/59	1,508	1,489
WinWater Mortgage Loan Trust
Series 2015-A3-5, REMIC, 3.50%, 09/20/36 (a) (c)	12,391	12,569
Other Securities		259,915
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,064,694)		1,082,858
GOVERNMENT AND AGENCY OBLIGATIONS 48.3%
Collateralized Mortgage Obligations 23.3%
Federal Home Loan Mortgage Corp.
Series A-4260, REMIC, 3.00%, 02/15/32	12,353	12,525
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	8,155
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,906
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,138
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,200
Series A-4377, REMIC, 3.00%, 06/15/39	15,081	15,234
Series BK-4469, REMIC, 3.00%, 08/15/39	11,296	11,377
Series JA-3818, REMIC, 4.50%, 01/15/40	312	315
Series TB-4419, REMIC, 3.00%, 02/15/40	1,091	1,093
Series GA-4376, REMIC, 3.00%, 04/15/40	12,559	12,677
Series NY-4390, REMIC, 3.00%, 06/15/40	12,423	12,540
Series MA-4391, REMIC, 3.00%, 07/15/40	12,208	12,322
Interest Only, Series SP-3770, REMIC, 5.02%, (6.50% - (1M US LIBOR * 1)), 11/15/40 (a)	3,818	385
Interest Only, Series SM-3780, REMIC, 5.02%, (6.50% - (1M US LIBOR * 1)), 12/15/40 (a)	15,867	2,970
Series KA-4366, REMIC, 3.00%, 03/15/41	11,915	12,016
Series SL-4061, REMIC, 4.68%, (7.06% - (1M US LIBOR * 1.75)), 06/15/42 (a)	1,482	1,388
Series B-4481, REMIC, 3.00%, 12/15/42	22,258	22,314
Series CS-4156, REMIC, 3.77%, (5.40% - (1M US LIBOR * 1.2)), 01/15/43 (a)	5,045	4,577
Series UZ-4508, REMIC, 3.00%, 07/15/43	10,243	9,698
Series ZX-4404, REMIC, 4.00%, 04/15/44	55,605	59,469
Series CA-4573, REMIC, 3.00%, 11/15/44	37,564	37,566
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,683	1,811
Series KZ-4440, REMIC, 3.00%, 02/15/45	11,709	10,874
Series HA-4582, REMIC, 3.00%, 09/15/45	26,834	26,849
Interest Only, Series MS-4291, REMIC, 4.42%, (5.90% - (1M US LIBOR * 1)), 01/15/54 (a)	6,618	1,001

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Federal National Mortgage Association
Interest Only, Series 2010-CS-134, REMIC, 5.13%, (6.68% - (1M US LIBOR * 1)), 12/25/25 (a)	2,502	270
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	6,947	6,720
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,780	1,769
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	20,014
Interest Only, Series 2005-S-2, REMIC, 5.05%, (6.60% - (1M US LIBOR * 1)), 02/25/35 (a)	8,804	1,531
Interest Only, Series 2011-PS-84, REMIC, 5.05%, (6.60% - (1M US LIBOR * 1)), 01/25/40 (a)	18,514	1,632
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	1,578	1,638
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	11,751	11,850
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	6,039	5,912
Interest Only, Series 2011-ES-93, REMIC, 4.95%, (6.50% - (1M US LIBOR * 1)), 09/25/41 (a)	2,578	441
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	1,893	1,997
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	1,887	1,987
Series 2017-CH-4, REMIC, 3.00%, 06/25/42	39,531	39,700
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	17,222	17,326
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	11,762	11,089
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	19,682	19,776
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	16,002	14,946
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	3,987	3,818
Series 2016-A-9, REMIC, 3.00%, 09/25/43	8,323	8,344
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	15,059	16,059
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	22,991	23,152
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	10,998	10,235
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	32,559	32,310
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 03/20/40 (a)	11,441	1,000
Series 2011-WS-70, REMIC, 6.70%, (9.70% - (1M US LIBOR * 2)), 12/20/40 (a)	5,505	5,819
		557,735
Mortgage-Backed Securities 21.7%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43	26,416	26,571
3.00%, 07/01/43	8,447	8,496
3.00%, 07/01/43	26,989	27,147
4.00%, 09/01/43	2,774	2,932
3.00%, 10/01/43	20,542	20,662
4.00%, 12/01/43	4,193	4,434
4.00%, 12/01/43	1,497	1,583
4.00%, 02/01/44	3,764	3,980
REMIC, 3.00%, 06/15/44	10,707	10,741
3.00%, 10/01/44	9,602	9,641
3.00%, 11/01/44	21,397	21,482
3.00%, 04/01/45	22,829	22,891
3.00%, 04/01/45	29,528	29,682
3.00%, 06/01/45	19,695	19,742
3.00%, 09/01/45	11,945	11,974
3.00%, 12/01/45	16,086	16,115
3.50%, 02/01/46	33,948	35,036
3.00%, 03/01/46	15,913	15,941
3.00%, 04/01/46	16,874	16,899
Federal National Mortgage Association
4.50%, 04/01/26	4,900	5,161
3.00%, 09/01/33	30,362	30,957
3.00%, 10/01/33	55,155	56,235
3.00%, 03/01/35	22,054	22,444
3.50%, 09/01/43	27,423	28,162
3.50%, 01/01/45	5,632	5,738
3.50%, 08/01/45	13,048	13,520
3.00%, 08/01/46	35,422	35,208
Government National Mortgage Association
3.50%, 10/20/45	13,718	14,046
		517,420
U.S. Treasury Securities 3.3%
U.S. Treasury Note
2.25%, 11/15/25	80,000	79,275
Total Government And Agency Obligations (cost $1,155,005)		1,154,430
	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 6.0%
Investment Companies 6.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	143,234	143,234
Total Short Term Investments (cost $143,234)		143,234
Total Investments 99.7% (cost $2,362,933)		2,380,522
Other Assets and Liabilities, Net 0.3%		6,867
Total Net Assets 100.0%		$2,387,389

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $680,836 and 28.5%, respectively.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
CORPORATE BONDS AND NOTES 2.4%
Argentina 0.8%
Banco Hipotecario SA
23.71%, (Argentina Deposit Rates Badlar + 2.50%), 01/12/20, ARS (a)	29,280	$1,615
YPF SA
25.46%, (Argentina Deposit Rates Badlar + 4.00%), 07/07/20 (a)	1,782	1,693
		3,308
Ecuador 0.8%
Noble Sovereign Funding I Ltd.
7.32%, (3M US LIBOR + 5.63%), 09/24/19 (a)	823	838
Petroamazonas EP
4.63%, 02/16/20	2,420	2,366
		3,204
Georgia 0.4%
Bank of Georgia JSC
11.00%, 06/01/18 - 06/01/20, GEL	4,325	1,660
Honduras 0.3%
Inversiones Atlantida SA
8.25%, 07/28/22	1,170	1,209
Indonesia 0.1%
Jasa Marga Persero Tbk PT
7.50%, 12/11/20, IDR	2,660,000	197
Total Corporate Bonds And Notes (cost $10,280)		9,578
SENIOR LOAN INTERESTS 3.6%
Barbados 0.9%
Barbados
Term Loan , 11.78%, (3M LIBOR + 10.00%), 12/20/19 (a) (b) (c)	3,440	3,460
Ethiopia 0.6%
Ethiopian Railways Corp.
Term Loan, 5.20%, (6M LIBOR + 3.75%), 08/01/21 (a) (b) (c)	2,400	2,358
Kenya 0.1%
Government of the Republic of Kenya
Term Loan, 6.41%, (6M LIBOR + 5.20%), 04/18/19 (a) (b) (c)	550	549
Tanzania 2.0%
Ministry of Finance and Planning Government of the United Republic of Tanzania
Term Loan, 7.03%, (6M LIBOR + 5.20%), 06/26/22 (a) (b) (c)	8,050	8,299
Total Senior Loan Interests (cost $14,362)		14,666
GOVERNMENT AND AGENCY OBLIGATIONS 56.6%
Albania 1.3%
Albania Government International Bond
5.75%, 11/12/20, EUR	3,763	5,063
Australia 1.2%
Australia Government Bond
3.25%, 06/21/39, AUD	4,500	3,551
3.00%, 03/21/47, AUD	1,600	1,167
		4,718
Barbados 1.3%
Barbados Government International Bond
7.00%, 08/04/22 (d)	472	396
6.63%, 12/05/35 (d)	5,889	4,696
		5,092
Cyprus 3.7%
Cyprus Government International Bond
3.75%, 07/26/23, EUR	6,455	8,821
4.25%, 11/04/25, EUR	4,139	5,936
		14,757
Dominican Republic 3.1%
Dominican Republic Bond
10.40%, 05/10/19, DOP	279,900	6,032
15.95%, 06/04/21, DOP	36,300	929
	Shares/Par[1]	Value
Dominican Republic International Bond
15.00%, 04/05/19, DOP	124,900	2,824
16.00%, 07/10/20, DOP	56,900	1,395
16.95%, 02/04/22, DOP	19,000	513
10.38%, 03/04/22, DOP	39,800	882
		12,575
Ecuador 0.5%
Ecuador Government International Bond
10.50%, 03/24/20	813	902
10.50%, 03/24/20	1,166	1,293
		2,195
El Salvador 4.2%
El Salvador Government International Bond
7.75%, 01/24/23	6,914	7,536
5.88%, 01/30/25	810	804
6.38%, 01/18/27	3,468	3,546
8.63%, 02/28/29	2,026	2,372
8.25%, 04/10/32	928	1,066
7.65%, 06/15/35	1,535	1,641
		16,965
Georgia 0.3%
Georgia Treasury Bond
8.00%, 06/09/18, GEL	1,756	676
6.75%, 10/06/18, GEL	35	13
10.50%, 02/05/25, GEL	1,155	476
		1,165
Iceland 4.5%
Iceland Rikisbref
6.25%, 02/05/20, ISK	6,393	64
7.25%, 10/26/22, ISK	53,070	565
8.00%, 06/12/25, ISK	706,470	8,121
5.00%, 11/15/28, ISK	123,122	1,190
6.50%, 01/24/31, ISK	763,888	8,412
		18,352
Indonesia 2.6%
Indonesia Treasury Bond
8.75%, 05/15/31, IDR	19,554,000	1,664
8.38%, 03/15/34, IDR	20,789,000	1,705
8.25%, 05/15/36, IDR	57,198,000	4,690
7.50%, 05/15/38, IDR	29,624,000	2,280
		10,339
Kazakhstan 0.4%
Kazakhstan Government Bond
9.60%, 04/03/21, KZT (b)	527,190	1,628
Macedonia 6.7%
Former Yugoslav Republic of Macedonia
3.98%, 07/24/21, EUR (d)	13,803	17,874
Macedonia Government International Bond
4.88%, 12/01/20, EUR (d)	6,811	8,977
		26,851
New Zealand 5.6%
New Zealand Government Inflation Indexed Bond
3.00%, 09/20/30, NZD (e)	6,942	6,014
2.50%, 09/20/35 - 09/20/40, NZD (e)	20,635	16,426
		22,440
Serbia 10.7%
Republic of Serbia
5.88%, 12/03/18	16	16
Serbia Treasury Bond
10.00%, 09/11/21 - 02/05/22, RSD	1,374,310	16,653
5.75%, 07/21/23, RSD	2,529,060	26,724
		43,393
Sri Lanka 7.7%
Sri Lanka Government Bond
8.75%, 10/15/18, LKR	735,000	4,781
8.50%, 05/01/19, LKR	127,000	818
10.60%, 07/01/19 - 09/15/19, LKR	435,560	2,891
8.00%, 11/15/18 - 11/01/19, LKR	977,500	6,312
9.25%, 05/01/20, LKR	624,020	4,031
10.75%, 03/01/21, LKR	305,000	2,038
9.00%, 05/01/21, LKR	48,000	306

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
11.00%, 08/01/21 - 08/01/25, LKR	182,380	1,229
9.45%, 10/15/21, LKR	479,000	3,082
11.50%, 12/15/21 - 08/01/26, LKR	81,000	564
11.20%, 07/01/22, LKR	56,460	384
10.00%, 10/01/22, LKR	468,560	3,052
11.40%, 01/01/24, LKR	160,000	1,102
11.00%, 08/01/24, LKR	41,000	278
10.25%, 03/15/25, LKR	56,730	371
		31,239
Suriname 0.7%
Republic of Suriname
9.25%, 10/26/26	2,815	3,013
Thailand 1.8%
Thailand Government Inflation Indexed Bond
1.25%, 03/12/28, THB (f)	249,868	7,441
United States of America 0.3%
Federal Home Loan Mortgage Corp.
Interest Only, Series S-4070, REMIC, 4.62%, (6.10% - (1M US LIBOR * 1)), 06/15/32 (a)	2,723	409
Federal National Mortgage Association
Interest Only, Series 2013-DS-15, REMIC, 4.65%, (6.20% - (1M US LIBOR * 1)), 03/25/33 (a)	1,057	180
Interest Only, Series 2010-SJ-124, REMIC, 4.50%, (6.05% - (1M US LIBOR * 1)), 11/25/38 (a)	1,877	134
Interest Only, Series 2012-SK-150, REMIC, 4.60%, (6.15% - (1M US LIBOR * 1)), 01/25/43 (a)	2,683	406
		1,129
Total Government And Agency Obligations (cost $208,888)		228,355
COMMON STOCKS 7.9%
Cyprus 0.4%
Bank of Cyprus Holdings Plc (g)	580	1,801
Iceland 3.1%
Eik Fasteignafelag hf	8,480	836
Eimskipafelag Islands hf	564	1,367
Hagar hf (g)	3,946	1,367
Icelandair Group hf	4,562	648
Marel hf	584	1,822
N1 hf	267	294
Reginn hf (g)	4,239	1,051
Reitir Fasteignafelag hf	2,178	1,810
Siminn hf	42,634	1,698
Sjova-Almennar Tryggingar hf	3,047	485
Tryggingamidstodin hf	1,447	463
Vatryggingafelag Islands hf	6,335	715
		12,556
Japan 1.1%
Mitsubishi UFJ Financial Group Inc.	221	1,617
Mizuho Financial Group Inc.	455	826
Resona Holdings Inc.	62	367
Sumitomo Mitsui Financial Group Inc.	27	1,175
Sumitomo Mitsui Trust Holdings Inc.	14	564
		4,549
Singapore 0.5%
Yoma Strategic Holdings Ltd.	4,832	1,952
South Korea 1.5%
Amorepacific Corp.	—	114
AMOREPACIFIC Group	1	86
Coway Co. Ltd.	1	69
Hankook Tire Co. Ltd.	1	65
Honam Petrochemical Corp.	—	103
Hyundai Heavy Industries Co. Ltd. (g)	1	60
Hyundai Mobis	1	172
Hyundai Motor Co.	2	285
Hyundai Steel Co.	1	65
Industrial Bank of Korea	6	88
Kangwon Land Inc.	3	91
KB Financial Group Inc.	4	263
Kia Motors Corp.	3	91
Korea Zinc Co. Ltd.	—	115
	Shares/Par[1]	Value
KT&G Corp.	2	186
LG Chem Ltd.	—	179
LG Corp.	1	102
LG Display Co. Ltd.	3	96
LG Electronics Inc.	1	118
LG Household & Health Care Ltd.	—	118
Lotte Corp.	—	22
Lotte Shopping Co. Ltd.	—	53
NHN Corp.	1	525
POSCO	1	181
Samsung Biologics Co. Ltd. (g)	—	160
Samsung C&T Corp.	1	129
Samsung Electronics Co. Ltd.	—	953
Samsung Fire & Marine Insurance Co. Ltd.	—	100
Samsung Life Insurance Co. Ltd.	1	150
Samsung SDI Co. Ltd.	1	114
Samsung SDS Co. Ltd.	1	117
Shinhan Financial Group Co. Ltd.	4	162
SK C&C Co. Ltd.	—	106
SK Hynix Inc.	6	426
SK Innovation Co. Ltd.	1	98
SK Telecom Co. Ltd.	1	137
S-Oil Corp.	1	93
Woori Bank	6	94
		6,086
Vietnam 1.3%
Bank for Investment and Development of Vietnam JSC	67	76
Bao Viet Holdings	23	65
Binh Minh Plastics JSC	37	138
Coteccons Construction JSC	19	191
Danang Rubber JSC	10	10
Domesco Medical Import Export JSC	47	240
HA TIEN 1 Cement JSC	31	21
Hoa Phat Group JSC (g)	125	257
Hoa Sen Group	20	22
JSC Bank for Foreign Trade of Vietnam	121	290
KIDO Group Corp.	53	93
KinhBac City Development Share Holding Corp. (g)	74	44
Masan Group Corp.	137	462
PetroVietnam Drilling and Well Services JSC (g)	38	39
PetroVietnam Fertilizer & Chemicals JSC	55	52
PetroVietnam Gas JSC	24	101
PetroVietnam Nhon Trach 2 Power JSC	127	187
PetroVietnam Technical Service JSC	90	94
Pha Lai Thermal Power JSC	31	31
Refrigeration Electrical Engineering Corp.	102	186
Saigon - Hanoi Commercial JSB (g)	126	52
Saigon Securities Inc.	96	121
Saigon Thuong Tin Commercial JSB (g)	213	121
Tan Tao Investment & Industry JSC (g)	153	22
Viet Capital Securities JSC (g)	45	155
Vietnam Construction and Import-Export JSC	44	42
Vietnam Dairy Products JSC	65	599
Vietnam JSC Bank for Industry and Trade	21	22
Vietnam Prosperity JSC Bank (g)	181	327
Vingroup JSC (g)	301	1,027
		5,087
Total Common Stocks (cost $27,540)		32,031
SHORT TERM INVESTMENTS 25.1%
Investment Companies 14.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (h) (i)	57,544	57,544
Treasury Securities 10.8%
Egypt Treasury Bill
1.06%, 01/02/18, EGP (j)	4,400	247
1.07%, 01/09/18, EGP (j)	4,675	262
1.13%, 01/16/18, EGP (j)	29,600	1,652
0.99%, 02/20/18, EGP (j)	9,600	526
1.03%, 03/13/18, EGP (j)	32,350	1,754
1.02%, 03/06/18 - 03/20/18, EGP (j)	62,250	3,384
0.00%, 03/27/18, EGP (j)	4,700	253
0.94%, 04/03/18, EGP (j)	15,325	823
0.97%, 02/06/18 - 04/24/18, EGP (j)	162,325	8,698

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
0.96%, 05/01/18, EGP (j)	10,550	558
0.95%, 05/08/18 - 05/29/18, EGP (j)	103,125	5,413
Georgia Treasury Bill
0.00%, 02/01/18 - 12/06/18, GEL (j)	3,239	1,192
Nigeria Treasury Bill
0.05%, 03/15/18 - 09/13/18, NGN (j)	3,947,604	10,353
0.04%, 09/20/18, NGN (j)	227,530	567
Qatar Central Bank Treasury Bill
0.23%, 01/03/18, QOF (j)	4,070	1,106
U.S. Treasury Bill
1.08%, 01/11/18 (j) (k)	2,000	1,999
1.13%, 01/18/18 (j) (k)	2,000	1,999
1.31%, 03/01/18 (j) (k)	3,000	2,994
		43,780
Total Short Term Investments (cost $101,238)		101,324
Total Investments 95.6% (cost $362,308)		385,954
Total Purchased Options 0.2% (cost $2,567)		733
Other Derivative Instruments (1.1)%		(4,537)
Other Assets and Liabilities, Net 5.3%		21,623
Total Net Assets 100.0%		$403,773

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(c) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $31,943 and 7.9%, respectively.

(e) Treasury inflation indexed note, par amount is not adjusted for inflation.

(f) Treasury inflation indexed note, par amount is adjusted for inflation.

(g) Non-income producing security.

(h) Investment in affiliate.

(i) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(j) The coupon rate represents the yield to maturity.

(k) All or a portion of the security is pledged or segregated as collateral.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
5-Year USD Deliverable Interest Rate Swap	(10)	March 2018		(986)	(1)	—
SGX MSCI Singapore Index	(177)	January 2018	SGD	(6,841)	(4)	(21)
					(5)	(21)

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (Q)	Receiving	2.11	09/05/27	2,870	(5)	69
3M LIBOR (Q)	Receiving	2.02	09/13/27	2,412	(4)	77
3M LIBOR (Q)	Receiving	2.18	09/19/27	11,833	(20)	221
3M LIBOR (A)	Paying	1.75	07/31/20	1,732	1	(17)
3M LIBOR (S)	Paying	1.74	08/12/20	4,368	2	(44)
3M LIBOR (S)	Paying	1.62	08/14/20	4,650	2	(61)
3M LIBOR (S)	Paying	1.68	08/17/20	2,236	1	(26)
3M LIBOR (S)	Paying	1.68	08/17/20	2,395	1	(28)
3M LIBOR (S)	Paying	1.55	09/23/20	310	—	(5)
3M LIBOR (S)	Paying	1.42	10/28/20	2,230	1	(45)
3M LIBOR (S)	Paying	1.43	10/28/20	2,230	1	(45)
3M LIBOR (S)	Paying	1.54	11/05/20	2,295	1	(39)
3M LIBOR (S)	Paying	1.56	11/09/20	2,221	1	(37)
3M LIBOR (S)	Paying	1.67	11/12/20	3,036	1	(41)
3M LIBOR (S)	Paying	1.11	02/23/21	1,343	1	(43)
3M LIBOR (S)	Paying	1.17	02/25/21	2,605	1	(80)
3M LIBOR (S)	Paying	1.17	02/25/21	1,303	1	(40)
3M LIBOR (S)	Paying	1.27	03/07/21	3,267	2	(91)
3M LIBOR (S)	Paying	1.20	09/01/21	7,400	5	(261)
3M LIBOR (S)	Paying	1.21	09/01/21	6,321	4	(220)
3M LIBOR (S)	Paying	1.96	01/06/22	5,200	4	(48)
3M LIBOR (S)	Paying	1.59	04/12/26	1,275	2	(74)
3M LIBOR (S)	Paying	1.59	04/12/26	935	1	(54)
3M LIBOR (S)	Paying	1.68	05/06/26	1,800	3	(93)
3M LIBOR (S)	Paying	1.68	05/06/26	1,800	3	(92)
3M LIBOR (S)	Paying	1.66	05/09/26	901	1	(47)
3M LIBOR (S)	Paying	1.69	06/03/26	1,720	3	(88)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	2.18	11/08/19	NZD	8,000	(1)	1
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	2.17	11/08/19	NZD	32,400	(3)	5
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	2.20	11/09/19	NZD	16,100	(1)	(3)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	2.19	11/10/19	NZD	31,100	(2)	(2)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	2.20	11/10/19	NZD	32,200	(3)	(5)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.49	05/11/27	NZD	9,850	(8)	(224)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.24	05/22/27	NZD	14,000	(12)	(119)
3M New Zealand Bank Bill Forward Rate Agreement (Q)	Receiving	3.17	06/26/27	NZD	12,860	(11)	(53)
3M New Zealand Bank Bill Forward Rate Agreement (S)	Paying	4.96	04/29/24	NZD	6,530	3	585
3M New Zealand Bank Bill Forward Rate Agreement (S)	Paying	4.05	06/16/25	NZD	5,278	3	247
3M New Zealand Bank Bill Forward Rate Agreement (S)	Paying	4.05	06/16/25	NZD	3,210	2	150
6M Australian Bank Bill Short Term Rate (S)	Paying	2.66	06/15/27	AUD	26,200	66	(188)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.61	12/19/46	JPY	71,465	—	58
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.62	12/19/46	JPY	216,535	1	170
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.81	12/19/46	JPY	231,894	1	70
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.78	12/19/46	JPY	241,860	1	91
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.86	06/19/47	JPY	49,000	—	11
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.85	06/19/47	JPY	49,000	—	12
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.92	09/18/47	JPY	194,000	1	16
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.89	09/18/47	JPY	225,000	1	39
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.89	09/18/47	JPY	241,000	1	39
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.95	12/18/47	JPY	94,000	—	3
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.96	12/18/47	JPY	190,075	1	2
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.95	12/18/47	JPY	198,000	1	5
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.95	12/18/47	JPY	441,000	1	18
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.95	12/18/47	JPY	506,535	1	20
6M Budapest Interbank Offered Rate (S)	Receiving	1.27	12/13/21	HUF	406,479	—	(44)
6M Budapest Interbank Offered Rate (S)	Receiving	1.46	01/12/22	HUF	753,650	—	(101)
6M Budapest Interbank Offered Rate (S)	Receiving	1.44	01/13/22	HUF	693,350	—	(90)
6M Budapest Interbank Offered Rate (S)	Receiving	1.92	07/28/26	HUF	636,700	—	(96)
6M Budapest Interbank Offered Rate (S)	Receiving	1.94	08/01/26	HUF	448,000	—	(70)
6M Budapest Interbank Offered Rate (S)	Receiving	1.94	09/21/26	HUF	171,688	—	(26)
6M Budapest Interbank Offered Rate (Q)	Receiving	1.93	09/21/26	HUF	176,090	—	(26)
6M Budapest Interbank Offered Rate (S)	Receiving	1.89	09/21/26	HUF	434,356	—	(58)
6M Budapest Interbank Offered Rate (S)	Receiving	2.14	10/13/26	HUF	174,916	—	(37)
6M Budapest Interbank Offered Rate (S)	Receiving	2.04	10/20/26	HUF	460,887	—	(80)
6M Budapest Interbank Offered Rate (S)	Receiving	2.08	10/28/26	HUF	181,556	—	(34)
6M Budapest Interbank Offered Rate (S)	Receiving	2.18	11/03/26	HUF	182,148	—	(40)
6M Budapest Interbank Offered Rate (S)	Receiving	2.15	11/07/26	HUF	178,600	—	(37)
6M Budapest Interbank Offered Rate (S)	Receiving	2.12	11/08/26	HUF	177,417	—	(35)
6M Budapest Interbank Offered Rate (S)	Receiving	2.14	11/10/26	HUF	488,487	—	(101)
6M Budapest Interbank Offered Rate (S)	Receiving	2.66	02/08/27	HUF	592,700	—	(211)
6M Euribor (S)	Receiving	0.25	09/20/22	EUR	22,514	(1)	(69)
6M Euribor (S)	Receiving	1.00	09/20/27	EUR	4,539	—	(46)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.41	12/13/21	PLN	5,932	—	3
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.46	01/12/22	PLN	11,203	—	10
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.44	01/13/22	PLN	11,587	—	7
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.23	07/28/26	PLN	8,990	—	(103)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.22	08/01/26	PLN	6,486	—	(75)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.28	09/21/26	PLN	2,348	—	(25)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.30	09/21/26	PLN	8,687	—	(63)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.49	10/13/26	PLN	2,483	—	(17)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.47	10/19/26	PLN	2,524	—	(18)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.43	10/20/26	PLN	2,770	—	(22)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.44	10/20/26	PLN	3,785	—	(29)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.47	10/28/26	PLN	2,600	—	(19)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.56	11/02/26	PLN	2,600	—	(14)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.54	11/07/26	PLN	2,600	—	(15)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.50	11/08/26	PLN	2,600	—	(17)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.52	11/10/26	PLN	7,186	—	(46)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	3.00	02/08/27	PLN	6,981	—	17
Euro Overnight Index Average (A)	Receiving	(0.22)	12/21/19	EUR	114,577	1	50
Euro Overnight Index Average (A)	Receiving	(0.21)	12/24/19	EUR	57,380	—	19
Euro Overnight Index Average (A)	Receiving	(0.20)	12/24/19	EUR	57,381	—	10
Euro Overnight Index Average (A)	Receiving	(0.19)	12/26/19	EUR	111,662	—	13
Harmonised Index of Consumer Prices (A)	Receiving	1.57	08/15/32	EUR	1,778	1	51
Harmonised Index of Consumer Prices (A)	Receiving	1.59	08/15/32	EUR	1,783	1	46
Harmonised Index of Consumer Prices (A)	Receiving	1.60	08/15/32	EUR	1,741	1	39
Harmonised Index of Consumer Prices (A)	Receiving	1.64	10/15/32	EUR	1,751	1	30
Harmonised Index of Consumer Prices (A)	Paying	1.79	08/15/42	EUR	1,741	(2)	(75)
Harmonised Index of Consumer Prices (A)	Paying	1.77	08/15/42	EUR	1,778	(2)	(88)
Harmonised Index of Consumer Prices (A)	Paying	1.78	08/15/42	EUR	1,783	(2)	(86)
Harmonised Index of Consumer Prices (A)	Paying	1.85	10/15/42	EUR	1,751	(2)	(48)
Harmonised Index of Consumer Prices (A)	Paying	1.90	08/04/47	EUR	469	—	(15)
Harmonised Index of Consumer Prices (A)	Paying	1.89	08/07/47	EUR	29	—	(1)
Mexican Interbank Rate (M)	Receiving	7.67	12/02/27	MXN	84,100	(27)	94
Mexican Interbank Rate (M)	Receiving	7.67	12/03/27	MXN	84,500	(28)	95
Mexican Interbank Rate (M)	Receiving	7.80	12/06/27	MXN	110,130	(36)	72
Mexican Interbank Rate (M)	Paying	6.83	06/28/19	MXN	607,770	26	(573)
Mexican Interbank Rate (M)	Paying	6.83	07/01/19	MXN	601,250	26	(572)
Mexican Interbank Rate (M)	Paying	7.01	08/19/19	MXN	127,000	6	(109)
Mexican Interbank Rate (M)	Paying	7.04	08/19/19	MXN	127,000	6	(106)
Mexican Interbank Rate (M)	Paying	7.00	08/21/19	MXN	128,360	6	(112)
Mexican Interbank Rate (M)	Paying	7.01	08/22/19	MXN	107,500	5	(93)
Mexican Interbank Rate (M)	Paying	7.03	08/23/19	MXN	300,140	14	(253)
Mexican Interbank Rate (M)	Paying	7.25	10/21/19	MXN	48,100	2	(34)
Mexican Interbank Rate (M)	Paying	7.30	10/22/19	MXN	47,988	2	(32)
Mexican Interbank Rate (M)	Paying	7.31	10/22/19	MXN	96,200	5	(64)
Mexican Interbank Rate (M)	Paying	7.37	10/22/19	MXN	95,752	5	(59)
Mexican Interbank Rate (M)	Paying	7.34	10/24/19	MXN	230,820	12	(146)
Mexican Interbank Rate (M)	Paying	7.70	12/12/19	MXN	338,100	19	(104)
Mexican Interbank Rate (M)	Paying	7.72	12/13/19	MXN	332,600	19	(97)
Mexican Interbank Rate (M)	Paying	7.92	12/16/19	MXN	395,160	22	(41)
US CPURNSA (A)	Receiving	2.15	08/04/47		374	1	14
US CPURNSA (A)	Receiving	2.16	08/04/47		631	2	21
US CPURNSA (A)	Receiving	2.13	08/22/47		797	2	33
US CPURNSA (A)	Receiving	2.15	08/25/47		792	2	30
US CPURNSA (A)	Receiving	2.15	09/01/47		790	2	29
US CPURNSA (A)	Receiving	2.22	10/05/47		688	2	12
						148	(3,981)

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.EM.28 (Q)	1.00	12/20/22	713	6	—	(24)
Federation of Malaysia, 1.00%, 12/20/22 (Q)	1.00	12/20/22	32,730	(622)	(2)	(163)
iTraxx Europe Senior Series 28 (Q)	1.00	12/20/22	19,830	(660)	6	(125)
Republic of Chile, 3.88%, 08/05/20 (Q)	1.00	12/20/22	11,300	(271)	(1)	(37)
Republic of Colombia, 10.38%, 01/28/33 (Q)	1.00	12/20/22	6,990	17	—	(75)
Republic of Colombia, 10.38%, 01/28/33 (Q)	1.00	12/20/27	11,700	890	(4)	(401)
Russian Federation, 7.50%, 03/31/30 (Q)	1.00	12/20/22	24,491	207	(3)	(364)
State of Qatar, 9.75%, 06/15/30 (Q)	1.00	12/20/22	2,380	2	—	2
United Mexican States, 4.15%, 03/28/27 (Q)	1.00	12/20/22	24,000	69	(3)	(98)
				(362)	(7)	(1,285)

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]	Value ($)
Foreign Currency Options
Chinese Offshore Yuan versus USD ‡	BNP	Call	CNH	7.12	03/08/18	6,800,000	—
Chinese Offshore Yuan versus USD ‡	BNP	Call	CNH	7.06	03/27/18	19,100,000	2
Chinese Offshore Yuan versus USD ‡	BOA	Call	CNH	7.40	11/12/18	16,700,000	23

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Purchased Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)		Expiration	Notional/ Contracts [1]		Value ($)
Chinese Offshore Yuan versus USD ‡	CIT	Call	CNH	7.45	11/09/18		17,000,000	21
Chinese Offshore Yuan versus USD ‡	DUB	Call	CNH	7.40	11/12/18		3,840,000	5
Chinese Offshore Yuan versus USD ‡	DUB	Call	CNH	7.15	03/12/18		3,940,000	—
Chinese Offshore Yuan versus USD ‡	GSC	Call	CNH	7.06	03/27/18		9,600,000	1
Chinese Offshore Yuan versus USD ‡	GSC	Call	CNH	7.40	11/12/18		11,900,000	17
Chinese Offshore Yuan versus USD ‡	JPM	Call	CNH	7.45	11/09/18		15,440,000	19
Euro versus USD ‡	BNP	Call	EUR	0.88	02/28/22		19,106,000	86
Euro versus USD ‡	GSC	Call	EUR	0.87	02/24/22		19,130,000	76
Euro versus SEK ‡	DUB	Put	SEK	9.53	01/16/18	EUR	12,361,000	1
								251
Index Options
FTSE 100 Index	GSC	Call	GBP	6,275.00	02/15/22		297	482
								482

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]	Value ($)
Foreign Currency Options
Chinese Offshore Yuan versus USD	BNP	Call	CNH	7.12	03/08/18	6,800,000	—
Chinese Offshore Yuan versus USD	BNP	Call	CNH	7.06	03/27/18	19,100,000	(2)
Chinese Offshore Yuan versus USD	DUB	Call	CNH	7.15	03/12/18	3,940,000	—
Chinese Offshore Yuan versus USD	GSC	Call	CNH	7.06	03/27/18	9,600,000	(1)
							(3)

Forward Foreign Currency Contracts

Purchased/ Sold		Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AED/USD		BNP	02/08/18	AED	18,000	4,900	2
ARS/USD		BNP	01/12/18	ARS	76,026	4,061	(230)
ARS/USD		DUB	01/22/18	ARS	18,589	987	(39)
ARS/USD		BNP	01/25/18	ARS	11,860	629	(21)
ARS/USD		BNP	01/26/18	ARS	11,077	587	(13)
ARS/USD		BNP	02/09/18	ARS	39,162	2,059	(53)
ARS/USD		SCB	02/14/18	ARS	25,731	1,349	(37)
ARS/USD		BNP	02/22/18	ARS	19,994	1,044	(32)
ARS/USD		CIT	02/22/18	ARS	20,340	1,062	(34)
ARS/USD		BNP	02/28/18	ARS	9,173	478	(24)
ARS/USD		BNP	03/22/18	ARS	18,589	957	(29)
AUD/USD		JPM	02/02/18	AUD	1,840	1,437	32
AUD/USD		SCB	02/09/18	AUD	21,936	17,133	418
AUD/USD		DUB	04/11/18	AUD	7,949	6,208	233
COP/USD		SCB	01/16/18	COP	9,725,040	3,254	44
COP/USD		BNP	01/22/18	COP	7,330,330	2,451	(47)
COP/USD		CIT	01/30/18	COP	4,146,937	1,386	22
COP/USD		BNP	02/01/18	COP	2,127,063	711	14
COP/USD		CIT	02/01/18	COP	4,481,500	1,497	18
COP/USD		SCB	02/05/18	COP	6,358,700	2,124	40
COP/USD		SCB	02/12/18	COP	39,627,740	13,227	202
COP/USD		BNP	02/14/18	COP	2,979,170	994	13
COP/USD		SCB	02/14/18	COP	2,979,170	994	13
COP/USD		BNP	02/15/18	COP	14,847,260	4,955	47
COP/USD		DUB	03/01/18	COP	4,481,537	1,494	14
CZK/EUR		DUB	02/06/18	EUR	(2,009)	(2,418)	(2)
CZK/EUR		GSC	03/07/18	EUR	(2,738)	(3,301)	(4)
CZK/EUR		GSC	03/13/18	EUR	(1,273)	(1,535)	(7)
CZK/EUR		JPM	03/14/18	EUR	(6,373)	(7,686)	(14)
CZK/EUR		JPM	03/21/18	EUR	(13,298)	(16,046)	(32)
CZK/EUR		JPM	05/10/18	EUR	(9,265)	(11,217)	(3)
DOP/USD	*	CGM	01/30/18	DOP	46,633	959	4
EGP/USD		CIT	05/21/18	EGP	2,211	120	1
EUR/USD		SCB	01/11/18	EUR	1,465	1,760	51
EUR/USD		DUB	01/26/18	EUR	2,947	3,545	40
EUR/USD		JPM	03/15/18	EUR	3,836	4,628	51
EUR/USD		SCB	06/12/18	EUR	163	197	6
EUR/HUF		SCB	01/30/18	HUF	(210,261)	(814)	—
EUR/HUF		BNP	02/02/18	HUF	(1,231,762)	(4,770)	(2)
EUR/HUF		GSC	02/05/18	HUF	(644,279)	(2,495)	(24)
EUR/HUF		GSC	02/06/18	HUF	(552,600)	(2,140)	(4)
EUR/HUF		GSC	02/22/18	HUF	(920,400)	(3,567)	(24)
EUR/HUF		GSC	03/06/18	HUF	(736,320)	(2,855)	(25)
HUF/EUR		BNP	02/02/18	EUR	(1,174)	(1,412)	9
ILS/USD		GSC	02/09/18	ILS	70,976	20,476	212
INR/USD		SCB	02/26/18	INR	626,626	9,753	212
INR/USD		BNP	03/26/18	INR	92,600	1,436	2
INR/USD		GSC	03/26/18	INR	92,600	1,436	2
INR/USD		DUB	03/27/18	INR	100,200	1,554	3
INR/USD		JPM	03/27/18	INR	203,500	3,156	4
KRW/USD		BNP	01/16/18	KRW	819,975	766	7
KRW/USD		CGM	01/16/18	KRW	743,782	695	42
KRW/USD		CIT	01/17/18	KRW	7,037,100	6,575	356
KRW/USD		DUB	01/17/18	KRW	5,720,900	5,345	291
KRW/USD		GSC	01/29/18	KRW	2,693,200	2,517	144
KZT/USD		CGM	01/10/18	KZT	301,181	904	(1)
KZT/USD		CGM	01/10/18	KZT	139,440	418	—
KZT/USD		GSC	01/29/18	KZT	123,250	368	4
KZT/USD		SCB	02/13/18	KZT	391,246	1,165	6
KZT/USD		GSC	02/14/18	KZT	533,998	1,591	20
KZT/USD		SCB	02/16/18	KZT	183,542	546	14
KZT/USD		CGM	02/21/18	KZT	808,980	2,405	53
KZT/USD		CGM	02/28/18	KZT	1,134,901	3,369	78
KZT/USD		SCB	03/15/18	KZT	187,208	554	13
KZT/USD		SCB	03/20/18	KZT	246,030	727	15
KZT/USD		DUB	04/03/18	KZT	196,596	580	(5)
KZT/USD		DUB	04/11/18	KZT	579,430	1,705	26
KZT/USD		GSC	04/20/18	KZT	601,976	1,769	3
KZT/USD		DUB	04/30/18	KZT	603,571	1,770	13
KZT/USD		GSC	05/02/18	KZT	189,247	555	4
KZT/USD		SCB	05/02/18	KZT	201,806	592	5
KZT/USD		GSC	05/14/18	KZT	393,803	1,152	10
KZT/USD		DUB	05/15/18	KZT	261,904	766	—
KZT/USD		SCB	05/22/18	KZT	262,616	767	13
KZT/USD		SCB	05/23/18	KZT	131,308	383	6
KZT/USD		GSC	05/31/18	KZT	556,833	1,623	(43)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold		Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
KZT/USD		DUB	06/01/18	KZT	163,673	477	(13)
KZT/USD		SCB	06/05/18	KZT	164,408	479	(11)
KZT/USD		SCB	06/06/18	KZT	180,465	525	(1)
KZT/USD		SCB	06/07/18	KZT	163,918	477	(13)
KZT/USD		GSC	06/12/18	KZT	164,899	480	(11)
KZT/USD		CIT	06/13/18	KZT	136,000	395	—
KZT/USD		GSC	06/13/18	KZT	164,899	479	(11)
KZT/USD		DUB	06/20/18	KZT	388,096	1,127	(1)
KZT/USD		DUB	07/10/18	KZT	61,599	178	1
KZT/USD		DUB	08/27/18	KZT	1,289,273	3,696	33
MAD/USD		BNP	06/07/18	MAD	2,841	296	17
MAD/USD		SCB	06/11/18	MAD	4,145	432	27
MAD/USD		SCB	07/13/18	MAD	12,013	1,247	58
MAD/USD		SCB	07/16/18	MAD	21,736	2,256	104
MAD/USD		SCB	12/13/18	MAD	11,622	1,184	9
MAD/USD		BNP	12/14/18	MAD	22,087	2,250	17
PEN/USD		BNP	01/08/18	PEN	2,420	747	4
PEN/USD		GSC	01/08/18	PEN	6,934	2,141	9
PEN/USD		BNP	01/22/18	PEN	9,176	2,832	52
PEN/USD		SCB	01/22/18	PEN	9,098	2,808	28
PEN/USD		BNP	02/20/18	PEN	3,830	1,180	10
PEN/USD		DUB	03/05/18	PEN	2,036	627	(1)
PEN/USD		BNP	03/20/18	PEN	18,332	5,646	87
PEN/USD		BNP	03/21/18	PEN	4,544	1,399	10
PEN/USD		SCB	03/21/18	PEN	13,708	4,222	52
PEN/USD		SCB	03/22/18	PEN	4,559	1,404	14
PEN/USD		SCB	03/26/18	PEN	15,475	4,766	40
PHP/USD		BNP	01/23/18	PHP	54,830	1,097	41
PHP/USD		DUB	01/23/18	PHP	58,100	1,163	44
PHP/USD		BNP	02/02/18	PHP	8,950	179	3
PHP/USD		DUB	02/02/18	PHP	192,600	3,853	162
PHP/USD		GSC	02/02/18	PHP	216,900	4,339	199
PLN/EUR		SCB	01/30/18	EUR	(751)	(904)	19
PLN/EUR		BNP	02/02/18	EUR	(5,027)	(6,049)	115
PLN/EUR		GSC	02/05/18	EUR	(2,456)	(2,956)	37
PLN/EUR		GSC	02/06/18	EUR	(828)	(996)	18
PLN/EUR		GSC	02/22/18	EUR	(2,954)	(3,559)	54
PLN/EUR		GSC	03/06/18	EUR	(2,378)	(2,866)	23
QOF/USD	*	SCB	01/09/18	QOF	4,066	1,105	2
RSD/EUR	*	DUB	01/18/18	EUR	(838)	(1,008)	14
RSD/EUR	*	DUB	01/24/18	EUR	(3,522)	(4,236)	203
RSD/EUR	*	DUB	03/15/18	EUR	(1,283)	(1,547)	53
RSD/EUR	*	DUB	04/04/18	EUR	(1,643)	(1,984)	79
RSD/EUR	*	CIT	04/27/18	EUR	(1,821)	(2,203)	35
RSD/EUR	*	DUB	09/07/18	EUR	(1,899)	(2,318)	65
RSD/EUR	*	DUB	09/13/18	EUR	(1,255)	(1,532)	39
RSD/EUR	*	DUB	09/17/18	EUR	(627)	(766)	15
RSD/EUR	*	DUB	09/18/18	EUR	(627)	(766)	14
RSD/EUR	*	CIT	09/24/18	EUR	(644)	(787)	16
RSD/EUR	*	DUB	09/26/18	EUR	(620)	(758)	15
RSD/EUR	*	DUB	10/10/18	EUR	(310)	(379)	7
RSD/EUR	*	DUB	10/18/18	EUR	(509)	(623)	9
RUB/USD		BOA	01/16/18	RUB	104,924	1,818	64
RUB/USD		GSC	04/12/18	RUB	78,576	1,347	51
RUB/USD		GSC	04/16/18	RUB	181,910	3,116	80
SEK/EUR		DUB	01/22/18	EUR	(4,127)	(4,963)	59
SEK/EUR		GSC	02/05/18	EUR	(5,538)	(6,665)	(58)
SEK/EUR		DUB	03/12/18	EUR	(5,268)	(6,353)	82
SGD/USD		GSC	03/06/18	SGD	2,469	1,848	31
SGD/USD		GSC	03/15/18	SGD	11,258	8,429	93
THB/USD		SCB	02/15/18	THB	66,973	2,058	29
THB/USD		DUB	02/28/18	THB	30,040	923	2
THB/USD		DUB	03/26/18	THB	11,500	354	7
THB/USD		JPM	03/26/18	THB	213,396	6,559	168
THB/USD		CGM	03/27/18	THB	4,000	123	3
THB/USD		DUB	03/27/18	THB	9,600	295	6
THB/USD		DUB	05/10/18	THB	1,990	61	—
THB/USD		SCB	05/10/18	THB	67,000	2,061	35
TRY/USD		GSC	01/16/18	TRY	18,069	4,748	96
TRY/USD		GSC	02/13/18	TRY	9,716	2,532	47
TRY/USD		GSC	03/05/18	TRY	15,666	4,060	139
TRY/USD		GSC	03/14/18	TRY	3,285	849	14
TRY/USD		GSC	03/15/18	TRY	8,280	2,139	56
TRY/USD		SCB	03/15/18	TRY	8,280	2,139	57
UGX/USD		CGM	01/08/18	UGX	2,634,085	722	18
UGX/USD		CGM	03/12/18	UGX	3,817,410	1,026	4
USD/AED		BNP	02/05/18	AED	(35,804)	(9,747)	(226)
USD/AED		BNP	02/08/18	AED	(66,790)	(18,182)	(447)
USD/AED		SCB	10/16/19	AED	(5,215)	(1,414)	(1)
USD/AUD		DUB	04/11/18	AUD	(21)	(16)	(1)
USD/BHD		BOA	09/19/19	BHD	(837)	(2,186)	(6)
USD/BHD		SCB	09/25/19	BHD	(587)	(1,533)	(7)
USD/BHD		SCB	10/03/19	BHD	(352)	(919)	(3)
USD/BHD		SCB	10/07/19	BHD	(1,795)	(4,684)	(13)
USD/BHD		BOA	10/15/19	BHD	(235)	(613)	(2)
USD/BHD		BOA	10/31/19	BHD	(389)	(1,014)	(5)
USD/BHD		BOA	11/04/19	BHD	(538)	(1,403)	(6)
USD/CLP		BNP	02/06/18	CLP	(2,003,000)	(3,255)	(88)
USD/CLP		SCB	02/22/18	CLP	(506,790)	(823)	(28)
USD/EUR		JPM	01/02/18	EUR	(2,367)	(2,843)	(35)
USD/EUR		SCB	01/11/18	EUR	(8,436)	(10,138)	(88)
USD/EUR		DUB	01/26/18	EUR	(6,946)	(8,355)	(117)
USD/EUR		GSC	02/01/18	EUR	(21,324)	(25,659)	(443)
USD/EUR		SCB	02/08/18	EUR	(19,687)	(23,698)	(450)
USD/EUR		GSC	02/09/18	EUR	(3,979)	(4,789)	(155)
USD/EUR		SCB	02/09/18	EUR	(6,150)	(7,403)	(176)
USD/EUR		SCB	02/09/18	EUR	(55)	(67)	—
USD/EUR		SCB	03/01/18	EUR	(16,330)	(19,679)	(539)
USD/EUR		GSC	03/08/18	EUR	(4,388)	(5,290)	(137)
USD/EUR		JPM	03/15/18	EUR	(16,333)	(19,700)	(175)
USD/EUR		DUB	03/22/18	EUR	(3,397)	(4,099)	(48)
USD/EUR		JPM	03/29/18	EUR	(11,028)	(13,314)	(172)
USD/EUR		JPM	04/06/18	EUR	(5,770)	(6,970)	(106)
USD/EUR		SCB	04/12/18	EUR	(4,576)	(5,529)	(89)
USD/EUR		JPM	05/10/18	EUR	(7,063)	(8,551)	(121)
USD/EUR		SCB	05/17/18	EUR	(10,426)	(12,629)	(209)
USD/EUR		BNP	06/07/18	EUR	(292)	(354)	(19)
USD/EUR		DUB	06/07/18	EUR	(1,753)	(2,126)	(88)
USD/EUR		SCB	06/11/18	EUR	(217)	(263)	(15)
USD/EUR		SCB	06/12/18	EUR	(1,766)	(2,143)	(41)
USD/JPY		SCB	01/11/18	JPY	(291,300)	(2,587)	(4)
USD/JPY		GSC	02/09/18	JPY	(170,108)	(1,513)	(16)
USD/KRW		BNP	01/16/18	KRW	(1,236,000)	(1,155)	(67)
USD/KRW		SCB	01/16/18	KRW	(6,914,433)	(6,460)	(433)
USD/KRW		GSC	01/17/18	KRW	(2,060,100)	(1,925)	(106)
USD/KRW		JPM	01/17/18	KRW	(1,042,100)	(974)	(53)
USD/KRW		BNP	02/02/18	KRW	(5,766,900)	(5,390)	(263)
USD/KRW		GSC	02/02/18	KRW	(4,841,000)	(4,524)	(207)
USD/KRW		BNP	02/05/18	KRW	(3,280,800)	(3,066)	(138)
USD/NZD		JPM	02/02/18	NZD	(3,320)	(2,355)	(89)
USD/NZD		SCB	02/09/18	NZD	(31,870)	(22,600)	(736)
USD/NZD		SCB	03/12/18	NZD	(3,797)	(2,692)	(95)
USD/NZD		GSC	03/15/18	NZD	(5,843)	(4,142)	(67)
USD/NZD		SCB	03/15/18	NZD	(5,843)	(4,142)	(68)
USD/NZD		DUB	04/11/18	NZD	(7,068)	(5,009)	(158)
USD/OMR		BNP	08/15/18	OMR	(347)	(894)	(57)
USD/OMR		BNP	01/23/19	OMR	(1,156)	(2,948)	(152)
USD/OMR		BNP	01/24/19	OMR	(1,156)	(2,948)	(152)
USD/OMR		BNP	04/03/19	OMR	(2,773)	(7,042)	(22)
USD/OMR		BNP	05/02/19	OMR	(1,401)	(3,552)	(36)
USD/OMR		SCB	05/28/19	OMR	(723)	(1,830)	(27)
USD/OMR		SCB	06/05/19	OMR	(2,031)	(5,139)	(43)
USD/OMR		BNP	08/14/19	OMR	(2,303)	(5,802)	(153)
USD/OMR		BNP	08/21/19	OMR	(3,010)	(7,582)	(159)
USD/OMR		BNP	08/28/19	OMR	(1,966)	(4,948)	(105)
USD/QOF	*	SCB	01/09/18	QOF	(4,066)	(1,105)	(65)
USD/QOF	*	SCB	12/06/18	QOF	(4,340)	(1,177)	(11)
USD/QOF	*	SCB	12/10/18	QOF	(5,210)	(1,412)	(14)
USD/QOF	*	SCB	12/13/18	QOF	(2,052)	(557)	(2)
USD/QOF	*	BNP	12/17/18	QOF	(1,023)	(277)	—
USD/QOF	*	BNP	12/19/18	QOF	(2,375)	(644)	—
USD/QOF	*	BNP	01/10/19	QOF	(3,250)	(881)	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold		Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/QOF	*	SCB	01/10/19	QOF	(4,066)	(1,103)	(2)
USD/SGD		GSC	03/06/18	SGD	(2,885)	(2,160)	(31)
USD/THB		SCB	02/15/18	THB	(66,973)	(2,057)	(31)
USD/THB		DUB	03/26/18	THB	(11,500)	(354)	(21)
USD/THB		JPM	03/26/18	THB	(213,396)	(6,560)	(387)
USD/THB		CGM	03/27/18	THB	(4,000)	(123)	(8)
USD/THB		DUB	03/27/18	THB	(9,600)	(295)	(19)
USD/ZAR		GSC	01/16/18	ZAR	(18,831)	(1,514)	(139)
USD/ZAR		GSC	02/13/18	ZAR	(106,172)	(8,498)	(797)
USD/ZAR		GSC	03/14/18	ZAR	(11,925)	(951)	(87)
USD/ZAR		BNP	05/15/18	ZAR	(53,178)	(4,202)	(393)
USD/ZAR		SCB	06/15/18	ZAR	(34,404)	(2,706)	(258)
UYU/USD	*	CIT	01/24/18	UYU	6,130	213	9
UYU/USD	*	CIT	02/06/18	UYU	49,615	1,717	44
UYU/USD	*	CGM	04/16/18	UYU	53,381	1,823	38
UYU/USD	*	CGM	04/27/18	UYU	66,537	2,268	38
UYU/USD	*	CIT	05/08/18	UYU	39,720	1,351	32
UYU/USD	*	CGM	06/15/18	UYU	53,875	1,819	34
UYU/USD	*	CIT	08/08/18	UYU	40,340	1,348	29
UYU/USD	*	CIT	09/10/18	UYU	54,100	1,797	38
UYU/USD	*	CIT	10/09/18	UYU	54,360	1,796	37
UYU/USD	*	CIT	11/08/18	UYU	40,980	1,346	27
UYU/USD	*	CIT	11/13/18	UYU	25,680	843	16
						(208,038)	(4,428)

*Forward Foreign Currency Contract fair valued in good faith in accordance with the procedures approved by the Jackson Variable Series Trust’s Board of Trustees and classified as Level 3 for FASB ASC Topic 820 “Fair Value Measurements” based on the applicable valuation inputs. See FASB ASC Topic 820 “Fair Value Measurements” in the Notes to Financial Statements.

OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
3M Emirates Interbank Offered Rate (Q)	Receiving	GSC	2.50	06/13/21	AED	4,388	—	(7)
3M Emirates Interbank Offered Rate (Q)	Receiving	GSC	2.51	06/15/21	AED	4,390	—	(7)
3M Emirates Interbank Offered Rate (Q)	Receiving	GSC	2.52	06/21/21	AED	4,387	—	(8)
3M New Zealand Bank Bill Forward Rate Agreement (S)	Paying	JPM	4.06	06/04/23	NZD	1,890	—	92
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	BOA	3.37	04/11/26	SAR	9,000	—	(10)
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	BOA	3.43	05/10/26	SAR	7,148	—	(13)
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	DUB	2.64	02/25/21	SAR	15,703	—	(56)
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	DUB	2.76	03/07/21	SAR	13,086	—	(62)
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	2.16	08/03/20	SAR	16,320	—	39
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	2.35	08/12/20	SAR	16,235	—	16
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	2.40	08/17/20	SAR	17,174	—	12
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	2.40	08/17/20	SAR	18,189	—	13
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	2.46	08/19/20	SAR	20,007	—	5
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	3.41	08/22/20	SAR	13,898	—	(99)
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	3.46	05/09/26	SAR	14,229	—	(36)
3M Saudi Riyal Interbank Offered Rate (Q)	Receiving	GSC	3.71	06/06/26	SAR	6,210	—	(45)
3M Tel Aviv Interbank Offered Rate (Q)	Receiving	GSC	0.73	09/01/21	ILS	27,569	—	(87)
3M Tel Aviv Interbank Offered Rate (Q)	Receiving	GSC	0.74	09/02/21	ILS	24,200	—	(78)
7-Day China Fixing Repo Rate (Q)	Receiving	BNP	3.77	12/18/19	CNY	46,000	—	(2)
7-Day China Fixing Repo Rate (Q)	Receiving	BOA	3.73	12/01/19	CNY	49,400	—	3
7-Day China Fixing Repo Rate (Q)	Receiving	DUB	3.73	12/01/19	CNY	39,850	—	3
7-Day China Fixing Repo Rate (Q)	Receiving	DUB	3.73	12/01/19	CNY	80,000	—	5
7-Day China Fixing Repo Rate (Q)	Receiving	GSC	3.72	12/04/19	CNY	22,650	—	2
7-Day China Fixing Repo Rate (Q)	Receiving	JPM	3.82	12/22/19	CNY	27,710	—	(3)
7-Day China Fixing Repo Rate (Q)	Receiving	MSC	3.73	12/04/19	CNY	50,000	—	1
7-Day China Fixing Repo Rate (Q)	Receiving	SCB	3.73	12/01/19	CNY	41,000	—	2
7-Day China Fixing Repo Rate (Q)	Receiving	SCB	3.78	12/18/19	CNY	71,000	—	(5)
Chilean Interbank Rate (S)	Receiving	GSC	3.56	10/04/22	CLP	3,600,190	—	(19)
Chilean Interbank Rate (S)	Receiving	GSC	3.57	10/05/22	CLP	3,497,330	—	(21)
Chilean Interbank Rate (S)	Receiving	GSC	3.57	10/06/22	CLP	1,748,660	—	(10)
Chilean Interbank Rate (S)	Receiving	GSC	3.59	10/10/22	CLP	3,497,330	—	(24)
Chilean Interbank Rate (S)	Receiving	GSC	3.50	10/26/22	CLP	1,603,130	—	3
Chilean Interbank Rate (S)	Receiving	GSC	3.54	10/30/22	CLP	618,351	—	(1)
Chilean Interbank Rate (S)	Receiving	GSC	3.57	12/04/22	CLP	3,114,660	—	6
Chilean Interbank Rate (S)	Receiving	GSC	3.56	12/05/22	CLP	641,250	—	2
Korean Won 3M Certificate of Deposit (Q)	Receiving	BNP	1.83	01/17/27	KRW	1,116,075	—	29
Korean Won 3M Certificate of Deposit (Q)	Receiving	BNP	1.92	02/07/27	KRW	2,554,000	—	50
Korean Won 3M Certificate of Deposit (Q)	Receiving	BNP	1.79	01/17/37	KRW	1,499,000	—	99
Korean Won 3M Certificate of Deposit (Q)	Receiving	BNP	1.85	02/07/37	KRW	1,389,000	—	80
Korean Won 3M Certificate of Deposit (Q)	Receiving	BNP	2.03	07/12/37	KRW	314,000	—	9
Korean Won 3M Certificate of Deposit (Q)	Receiving	CGM	1.84	01/17/27	KRW	1,650,925	—	42
Korean Won 3M Certificate of Deposit (Q)	Receiving	CGM	2.03	07/12/37	KRW	254,100	—	8
Korean Won 3M Certificate of Deposit (Q)	Receiving	GSC	2.03	07/12/37	KRW	329,900	—	10
Mumbai Interbank Offered Rate (A)	Paying	BNP	6.10	06/23/22	INR	80,162	—	(25)
Mumbai Interbank Offered Rate (S)	Paying	BOA	6.12	06/14/22	INR	881,100	—	(274)
Mumbai Interbank Offered Rate (S)	Paying	BOA	6.09	06/15/22	INR	362,700	—	(119)
Mumbai Interbank Offered Rate (S)	Paying	BOA	6.15	06/29/22	INR	327,900	—	(97)
Mumbai Interbank Offered Rate (S)	Paying	BOA	6.21	07/10/22	INR	171,700	—	(43)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Mumbai Interbank Offered Rate (S)	Paying	BOA	6.69	12/22/22	INR	214,600	—	3
Mumbai Interbank Offered Rate (S)	Paying	CGM	6.12	06/29/22	INR	355,500	—	(112)
Mumbai Interbank Offered Rate (S)	Paying	CGM	6.14	06/29/22	INR	175,400	—	(54)
Mumbai Interbank Offered Rate (S)	Paying	CGM	6.18	06/30/22	INR	160,300	—	(45)
Mumbai Interbank Offered Rate (S)	Paying	DUB	6.69	12/22/22	INR	181,800	—	3
Mumbai Interbank Offered Rate (S)	Paying	DUB	6.70	12/27/22	INR	212,200	—	3
Mumbai Interbank Offered Rate (S)	Paying	GSC	6.10	06/15/22	INR	257,200	—	(83)
Mumbai Interbank Offered Rate (S)	Paying	GSC	6.12	06/19/22	INR	179,400	—	(56)
Mumbai Interbank Offered Rate (S)	Paying	GSC	6.16	06/29/22	INR	329,200	—	(97)
Mumbai Interbank Offered Rate (S)	Paying	GSC	6.23	07/07/22	INR	67,480	—	(16)
Mumbai Interbank Offered Rate (S)	Paying	JPM	6.16	06/21/22	INR	47,380	—	(14)
Mumbai Interbank Offered Rate (S)	Paying	JPM	6.22	07/06/22	INR	42,200	—	(11)
Mumbai Interbank Offered Rate (S)	Paying	JPM	6.69	12/27/22	INR	212,000	—	—
Mumbai Interbank Offered Rate (S)	Paying	MSC	6.22	07/11/22	INR	72,120	—	(18)
Mumbai Interbank Offered Rate (S)	Paying	SCB	6.13	06/19/22	INR	140,600	—	(43)
Mumbai Interbank Offered Rate (S)	Paying	SCB	6.68	12/26/22	INR	181,500	—	(1)
US CPURNSA (A)	Receiving	BOA	1.97	06/23/27		13,660	—	329
							—	(832)

OTC Cross-Currency Swap Agreements

Receive Rate[2,10]	Pay Rate[10]	Counterparty	Expiration	Notional1 Received		Notional[1] Delivered		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
3M LIBOR (S)	Fixed rate of 1.23%	BNP	03/31/20		4,107	KRW	(4,574,300)	—	(153)
6M LIBOR (S)	Fixed rate of 1.10%	BNP	03/02/20		4,094	KRW	(4,641,500)	—	(250)
6M LIBOR (S)	Fixed rate of 1.19%	BNP	03/08/20		3,060	KRW	(3,542,200)	—	(236)
6M LIBOR (S)	Fixed rate of 1.18%	BNP	04/20/20		2,373	KRW	(2,693,200)	—	(131)
Fixed Rate of 0.89% (S)	Chilean Interbank Rate	GSC	10/04/22	CLF	126	CLP	(3,359,837)	—	2
Fixed Rate of 0.90% (S)	Chilean Interbank Rate	GSC	10/05/22	CLF	126	CLP	(3,360,060)	—	6
Fixed Rate of 0.90% (S)	Chilean Interbank Rate	GSC	10/06/22	CLF	63	CLP	(1,680,129)	—	3
Fixed Rate of 0.91% (S)	Chilean Interbank Rate	GSC	10/26/22	CLF	55	CLP	(1,464,433)	—	6
Fixed Rate of 0.92% (S)	Chilean Interbank Rate	GSC	10/11/22	CLF	126	CLP	(3,361,165)	—	10
Fixed Rate of 0.95% (S)	Chilean Interbank Rate	GSC	10/28/22	CLF	22	CLP	(585,633)	—	5
Fixed Rate of 0.95% (S)	Chilean Interbank Rate	GSC	12/05/22	CLF	23	CLP	(612,807)	—	-
Fixed Rate of 0.96% (S)	Chilean Interbank Rate	GSC	12/04/22	CLF	112	CLP	(3,002,133)	—	4
								—	(734)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Kingdom of Thailand, 7.07%, 09/30/13 (Q)	DUB	N/A	1.00	06/20/18	4,900	(23)	(36)	13
Kingdom of Thailand, 7.07%, 09/30/13 (Q)	JPM	N/A	1.00	06/20/18	4,250	(20)	(15)	(5)
Lebanese Republic, 11.63%, 05/11/16 (Q)	GSC	N/A	5.00	12/20/18	245	(1)	(13)	12
Lebanese Republic, 11.63%, 05/11/16 (Q)	GSC	N/A	5.00	12/20/18	228	(1)	(12)	11
Lebanese Republic, 6.00%, 05/20/19 (Q)	BOA	N/A	1.00	06/20/22	1,110	177	152	25
Lebanese Republic, 6.00%, 05/20/19 (Q)	BOA	N/A	1.00	12/20/22	1,500	263	231	32
Lebanese Republic, 6.00%, 05/20/19 (Q)	GSC	N/A	1.00	12/20/22	1,530	268	231	37
Oman Government International Bond, 3.88%, 03/08/22 (Q)	BOA	N/A	1.00	06/20/22	2,769	115	135	(20)
Oman Government International Bond, 3.88%, 03/08/22 (Q)	BOA	N/A	1.00	12/20/22	2,216	113	125	(12)
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	06/20/18	5,350	(25)	(67)	42
People's Republic of China, 4.25%, 10/28/14 (Q)	JPM	N/A	1.00	06/20/18	5,900	(28)	(74)	46
Republic of South Africa, 5.50%, 03/09/20 (Q)	JPM	N/A	1.00	06/20/23	5,680	203	522	(319)
Republic of South Africa, 5.50%, 03/09/20 (Q)	GSC	N/A	1.00	12/20/23	13,500	615	1,769	(1,154)
Republic of South Africa, 5.50%, 03/09/20 (Q)	BNP	N/A	1.00	12/20/25	3,170	263	592	(329)
Republic of South Africa, 5.50%, 03/09/20 (Q)	BNP	N/A	1.00	12/20/25	3,800	316	710	(394)
Republic of South Africa, 5.50%, 03/09/20 (Q)	BNP	N/A	1.00	12/20/25	10,484	869	1,875	(1,006)
Republic of South Africa, 5.50%, 03/09/20 (Q)	BNP	N/A	1.00	12/20/25	1,180	98	199	(101)
State of Qatar, 9.75%, 06/15/30 (Q)	JPM	N/A	1.00	03/20/19	900	(5)	(15)	10
State of Qatar, 9.75%, 06/15/30 (Q)	BNP	N/A	1.00	06/20/19	1,019	(7)	(19)	12

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
State of Qatar, 9.75%, 06/15/30 (Q)	BOA	N/A	1.00	06/20/19	1,020	(7)	(26)	19
State of Qatar, 9.75%, 06/15/30 (Q)	BOA	N/A	1.00	06/20/19	1,020	(7)	(24)	17
State of Qatar, 9.75%, 06/15/30 (Q)	CGM	N/A	1.00	06/20/19	3,830	(27)	(89)	62
State of Qatar, 9.75%, 06/15/30 (Q)	DUB	N/A	1.00	06/20/19	1,019	(7)	(18)	11
State of Qatar, 9.75%, 06/15/30 (Q)	JPM	N/A	1.00	06/20/19	1,953	(14)	(38)	24
State of Qatar, 9.75%, 06/15/30 (Q)	JPM	N/A	1.00	06/20/19	970	(7)	(25)	18
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	12/20/20	1,850	(17)	43	(60)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	12/20/20	1,930	(18)	30	(48)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	12/20/20	5,400	(50)	66	(116)
State of Qatar, 9.75%, 06/15/30 (Q)	BNP	N/A	1.00	06/20/21	3,140	(25)	15	(40)
State of Qatar, 9.75%, 06/15/30 (Q)	CGM	N/A	1.00	06/20/21	270	(2)	1	(3)
State of Qatar, 9.75%, 06/15/30 (Q)	CGM	N/A	1.00	06/20/21	590	(5)	3	(8)
State of Qatar, 9.75%, 06/15/30 (Q)	CGM	N/A	1.00	06/20/21	990	(8)	7	(15)
State of Qatar, 9.75%, 06/15/30 (Q)	CGM	N/A	1.00	06/20/21	400	(3)	3	(6)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	06/20/21	530	(4)	3	(7)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	06/20/21	920	(7)	—	(7)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	06/20/21	3,150	(25)	18	(43)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	06/20/21	1,190	(9)	10	(19)
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	12/20/23	2,506	23	4	19
State of Qatar, 9.75%, 06/15/30 (Q)	GSC	N/A	1.00	12/20/23	700	6	2	4
					103,109	2,977	6,275	(3,298)
Credit default swap agreements - sell protection[4]
Republic of Turkey, 11.88%, 01/15/30 (Q)	BNP	2.45	1.00	12/20/26	(5,928)	(631)	(1,007)	376
Republic of Turkey, 11.88%, 01/15/30 (Q)	BNP	1.79	1.00	06/20/23	(2,000)	(78)	(120)	42
Republic of Turkey, 11.88%, 01/15/30 (Q)	BNP	1.79	1.00	06/20/23	(2,236)	(88)	(128)	40
Republic of Turkey, 11.88%, 01/15/30 (Q)	BNP	2.45	1.00	12/20/26	(6,176)	(658)	(1,049)	391
Republic of Turkey, 11.88%, 01/15/30 (Q)	BNP	0.92	1.00	09/20/20	(4,400)	11	(343)	354
Republic of Turkey, 11.88%, 01/15/30 (Q)	BNP	0.85	1.00	06/20/20	(1,740)	7	(88)	95
Republic of Turkey, 11.88%, 01/15/30 (Q)	GSC	2.56	1.00	12/20/27	(1,116)	(138)	(165)	27
Republic of Turkey, 11.88%, 01/15/30 (Q)	GSC	0.85	1.00	06/20/20	(2,220)	9	(94)	103
Republic of Turkey, 11.88%, 01/15/30 (Q)	GSC	2.45	1.00	12/20/26	(2,470)	(263)	(422)	159
					(28,286)	(1,829)	(3,416)	1,587

OTC Non-Deliverable Bond Forward Contracts
Reference Entity[2]	Counterparty	Expiration	Notional[1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Egypt Treasury Bill, 0.00%, 01/23/18 (S)	GSI	01/23/18	EGP	21,625	275	101

OTC Forward Volatility Agreements
Reference Entity	Counterparty	Strike Volatility Rate (%)	Expiration[11]	Notional [1]		Unrealized Appreciation (Depreciation) ($)
CAD versus USD - 1 year term	BNP	8.45	03/26/18		3,643	(23)
CAD versus USD - 1 year term	DUB	8.63	03/28/18		7,007	(53)
CHF versus USD - 1 year term	BNP	8.35	06/19/18		3,643	—
CHF versus USD - 1 year term	DUB	8.58	06/14/18		7,007	(13)
EUR versus USD - 1 year term	BNP	8.55	06/20/18	EUR	3,503	(29)
EUR versus USD - 1 year term	DUB	8.63	03/22/18	EUR	7,007	(82)
						(200)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Epoch Global Shareholder Yield Fund
COMMON STOCKS 97.0%
Australia 2.3%
Commonwealth Bank of Australia	5	$340
Sonic Health Care Ltd.	15	271
Westpac Banking Corp.	18	438
		1,049
Canada 6.0%
Agrium Inc.	3	303
BCE Inc.	18	865
Pembina Pipeline Corp.	10	360
Rogers Communications Inc. - Class B	10	507
Royal Bank of Canada	4	354
TELUS Corp.	10	383
		2,772
France 8.1%
AXA SA	26	765
Compagnie Generale des Etablissements Michelin	3	426
Sanofi SA	4	347
SCOR SE	8	338
Total SA	15	806
Unibail-Rodamco SE	3	655
Vinci SA	4	406
		3,743
Germany 8.5%
Allianz SE	3	609
BASF SE	5	548
Daimler AG	7	575
Deutsche Post AG	12	552
Deutsche Telekom AG	32	570
Muenchener Rueckversicherungs AG	3	741
Siemens AG	2	334
		3,929
Italy 3.2%
Assicurazioni Generali SpA	14	258
Snam Rete Gas SpA	103	503
Terna Rete Elettrica Nazionale SpA	123	719
		1,480
Netherlands 1.8%
Royal Dutch Shell Plc - Class A - ADR	13	835
Norway 2.1%
Orkla ASA	40	424
Statoil ASA	25	547
		971
Singapore 1.1%
Singapore Exchange Ltd.	44	245
Singapore Telecommunications Ltd.	100	266
		511
Spain 1.7%
Gas Natural SDG SA	14	322
Red Electrica Corp. SA	21	469
		791
Sweden 0.7%
Svenska Handelsbanken AB - Class A	26	351
Switzerland 4.4%
Nestle SA	5	464
Novartis AG	6	481
Roche Holding AG	2	478
Swisscom AG	1	602
		2,025
Taiwan 0.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	6	253
United Kingdom 14.0%
AstraZeneca Plc - ADR	21	735
BAE Systems Plc	69	533
British American Tobacco Plc - ADR	5	305
British American Tobacco Plc	10	646
Diageo Plc	7	271
GlaxoSmithKline Plc	42	745
	Shares/Par[1]	Value
Imperial Brands Plc	20	855
National Grid Plc	54	640
SSE Plc	19	341
Unilever Plc	9	476
Vodafone Group Plc	295	941
		6,488
United States of America 42.6%
AbbVie Inc.	5	507
Altria Group Inc.	11	805
Ameren Corp.	5	319
American Electric Power Co. Inc.	5	359
Arthur J Gallagher & Co.	4	240
AT&T Inc.	21	803
BlackRock Inc.	1	273
CenturyLink Inc.	11	185
Cisco Systems Inc.	14	535
CME Group Inc.	2	275
Coca-Cola Co.	5	251
Dominion Energy Inc.	7	602
DowDuPont Inc.	7	502
Duke Energy Corp.	9	741
Eaton Corp. Plc	5	391
Emerson Electric Co.	5	382
Entergy Corp.	6	525
Enterprise Products Partners LP	17	449
Exxon Mobil Corp.	6	502
Intel Corp.	7	338
Iron Mountain Inc.	13	479
Johnson & Johnson	2	331
Kimberly-Clark Corp.	3	403
Lockheed Martin Corp.	1	326
Magellan Midstream Partners LP	5	331
McDonald's Corp.	2	375
Merck & Co. Inc.	5	306
MetLife Inc.	6	290
Microsoft Corp.	3	293
Occidental Petroleum Corp.	8	561
People's United Financial Inc.	16	296
PepsiCo Inc.	2	294
Pfizer Inc.	17	614
Philip Morris International Inc.	7	703
PPL Corp.	23	724
Procter & Gamble Co.	4	351
Public Storage	1	267
QUALCOMM Inc.	6	359
Southern Co.	7	327
Texas Instruments Inc.	5	491
United Parcel Service Inc. - Class B	4	462
Verizon Communications Inc.	16	834
WEC Energy Group Inc.	5	331
Wells Fargo & Co.	5	331
Welltower Inc.	11	693
		19,756
Total Common Stocks (cost $40,138)		44,954
SHORT TERM INVESTMENTS 2.5%
Investment Companies 2.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (a) (b)	1,175	1,175
Total Short Term Investments (cost $1,175)		1,175
Total Investments 99.5% (cost $41,313)		46,129
Other Assets and Liabilities, Net 0.5%		220
Total Net Assets 100.0%		$46,349

(a) Investment in affiliate.

(b) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/FAMCO Flex Core Covered Call Fund
COMMON STOCKS 98.6%
Consumer Discretionary 10.8%
CBS Corp. - Class B (a)	45	$2,661
Home Depot Inc. (a)	17	3,146
Time Warner Inc. (a)	61	5,598
Whirlpool Corp. (a)	28	4,789
		16,194
Consumer Staples 2.2%
Dr. Pepper Snapple Group Inc. (a)	34	3,252
Energy 10.1%
Chevron Corp. (a)	36	4,457
Halliburton Co. (a)	130	6,378
Kinder Morgan Inc. (a)	234	4,237
		15,072
Financials 20.3%
American Express Co.	45	4,419
Bank of America Corp. (a)	253	7,472
BlackRock Inc. (a)	11	5,548
JPMorgan Chase & Co. (a)	70	7,486
Morgan Stanley (a)	103	5,425
		30,350
Health Care 13.5%
Allergan Plc (a)	22	3,599
Bristol-Myers Squibb Co. (a)	45	2,782
Medtronic Plc (a)	72	5,838
Merck & Co. Inc. (a)	52	2,898
Pfizer Inc. (a)	142	5,132
		20,249
Industrials 16.0%
Delta Air Lines Inc. (a)	59	3,298

	Shares/Par[1]	Value
Honeywell International Inc. (a)	38	5,843
Lockheed Martin Corp. (a)	9	2,922
Parker Hannifin Corp. (a)	15	2,974
Union Pacific Corp. (a)	35	4,734
United Parcel Service Inc. - Class B (a)	34	4,099
		23,870
Information Technology 16.9%
Apple Inc. (a)	37	6,261
Broadcom Ltd. (a)	16	4,059
Cisco Systems Inc. (a)	120	4,600
Intel Corp. (a)	117	5,410
Oracle Corp.	104	4,922
		25,252
Materials 6.3%
DowDuPont Inc. (a)	88	6,274
Nucor Corp. (a)	51	3,217
		9,491
Telecommunication Services 2.5%
AT&T Inc. (a)	95	3,682
Total Common Stocks (cost $124,531)		147,412
SHORT TERM INVESTMENTS 2.6%
Investment Companies 2.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	3,918	3,918
Total Short Term Investments (cost $3,918)		3,918
Total Investments 101.2% (cost $128,449)		151,330
Other Derivative Instruments (1.3)%		(1,982)
Other Assets and Liabilities, Net 0.1%		203
Total Net Assets 100.0%		$149,551

(a) All or a portion of the security is subject to a written call option.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Allergan Plc	Call	180.00	01/19/18	220	(11)
Apple Inc.	Call	180.00	01/19/18	370	(9)
AT&T Inc.	Call	42.00	06/15/18	947	(70)
Bank of America Corp.	Call	30.00	01/19/18	2,531	(106)
BlackRock Inc.	Call	440.00	01/19/18	1	(8)
BlackRock Inc.	Call	540.00	07/20/18	107	(177)
Bristol-Myers Squibb Co.	Call	65.00	02/16/18	454	(49)
Broadcom Ltd.	Call	290.00	01/19/18	79	(2)
Broadcom Ltd.	Call	270.00	01/19/18	79	(13)
CBS Corp.	Call	63.00	01/12/18	451	(8)
Chevron Corp.	Call	125.00	02/16/18	356	(113)
Cisco Systems Inc.	Call	40.00	02/16/18	1,201	(48)
Delta Air Lines Inc.	Call	57.50	01/19/18	589	(44)
DowDuPont Inc.	Call	72.50	01/19/18	881	(48)
Dr Pepper Snapple Group Inc.	Call	92.50	02/16/18	335	(196)
Halliburton Co.	Call	47.50	01/05/18	1,048	(157)
Halliburton Co.	Call	50.00	02/16/18	257	(35)
Home Depot Inc.	Call	195.00	02/16/18	166	(35)
Honeywell International Inc.	Call	160.00	03/16/18	381	(69)
Intel Corp.	Call	46.50	01/19/18	1,172	(78)
JPMorgan Chase & Co.	Call	112.00	01/12/18	700	(14)
Kinder Morgan Inc.	Call	19.00	01/19/18	2,345	(26)
Lockheed Martin Corp.	Call	315.00	01/19/18	91	(71)
Medtronic Plc	Call	83.50	01/12/18	723	(10)
Merck & Co. Inc.	Call	57.50	01/19/18	515	(16)
Morgan Stanley	Call	55.00	02/16/18	1,034	(66)
Nucor Corp.	Call	62.50	01/19/18	506	(107)
Parker Hannifin Corp.	Call	210.00	05/18/18	149	(86)
Pfizer Inc.	Call	37.00	03/16/18	1,417	(82)
Time Warner Inc.	Call	100.00	01/19/18	458	(3)
Time Warner Inc.	Call	100.00	07/20/18	154	(42)
Union Pacific Corp.	Call	135.00	01/19/18	187	(41)
Union Pacific Corp.	Call	140.00	02/16/18	166	(40)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Exchange Traded Written Options (continued)
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
United Parcel Service Inc.	Call	125.00	01/12/18	95	(1)
United Parcel Service Inc.	Call	125.00	02/16/18	249	(31)
Whirlpool Corp.	Call	170.00	01/19/18	284	(70)
					(1,982)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Lazard International Strategic Equity Fund
COMMON STOCKS 97.6%
Belgium 1.6%
Anheuser-Busch InBev NV	8	$908
Canada 7.2%
Bombardier Inc. - Class B (a)	309	746
CAE Inc.	45	843
National Bank of Canada	21	1,061
Suncor Energy Inc.	27	1,009
Toromont Industries Ltd.	11	466
		4,125
Denmark 2.2%
Carlsberg A/S - Class B	11	1,264
Finland 5.7%
Huhtamaki Oyj - Class I	14	576
Metso Oyj	9	305
Sampo Oyj - Class A	43	2,377
		3,258
France 6.1%
Faurecia	11	830
Ubisoft Entertainment SA (a)	15	1,184
Vivendi SA	56	1,491
		3,505
Germany 1.1%
Fresenius SE & Co. KGaA	8	652
Hong Kong 2.9%
AIA Group Ltd.	198	1,692
Ireland 5.7%
Accenture Plc - Class A	8	1,252
CRH Plc	22	807
Kerry Group Plc - Class A	6	637
Medtronic Plc	7	576
		3,272
Israel 2.5%
Frutarom Industries Ltd.	5	445
Israel Discount Bank Ltd. - Class A (a)	342	997
		1,442
Italy 2.2%
Banca Mediolanum SpA	80	694
Unicredit SpA (a)	29	547
		1,241
Japan 21.0%
AEON Financial Service Co. Ltd.	40	941
CyberAgent Inc.	25	957
Daiwa House Industry Co. Ltd.	45	1,745
Digital Garage Inc.	13	333
Don Quijote Holdings Co. Ltd.	39	2,046
Fanuc Ltd.	6	1,371
Kao Corp.	12	832
Makita Corp.	33	1,393
Shimano Inc.	6	817
Tokyo Electron Ltd.	7	1,207
	Shares/Par[1]	Value
Yamaha Corp.	12	433
		12,075
Luxembourg 1.0%
ArcelorMittal (a)	18	581
Netherlands 2.8%
ABN AMRO Group NV - CVA	11	341
Wolters Kluwer NV	25	1,285
		1,626
New Zealand 1.9%
Z Energy Ltd.	197	1,071
Norway 2.3%
Europris ASA	16	63
Statoil ASA	59	1,267
		1,330
Singapore 1.9%
DBS Group Holdings Ltd.	60	1,121
Spain 0.9%
Bankia SA	103	492
Sweden 4.7%
Assa Abloy AB - Class B	44	924
Hexagon AB - Class B	13	664
Saab AB - Class B	12	604
Swedbank AB - Class A	22	539
		2,731
Switzerland 3.2%
Cie Financiere Richemont SA	10	870
Julius Baer Group Ltd.	16	983
		1,853
United Kingdom 20.7%
Aon Plc - Class A	7	950
Ashtead Group Plc	29	767
British American Tobacco Plc	29	1,949
Coca-Cola European Partners Plc	33	1,329
Compass Group Plc	45	980
Diageo Plc	41	1,514
Informa Plc	161	1,576
London Stock Exchange Group Plc	11	554
Rentokil Initial Plc	186	801
Shire Plc	28	1,497
		11,917
Total Common Stocks (cost $46,258)		56,156
SHORT TERM INVESTMENTS 2.8%
Investment Companies 2.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (b) (c)	1,601	1,601
Total Short Term Investments (cost $1,601)		1,601
Total Investments 100.4% (cost $47,859)		57,757
Other Assets and Liabilities, Net (0.4)%		(236)
Total Net Assets 100.0%		$57,521

(a) Non-income producing security.

(b) Investment in affiliate.

(c) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
JPY/USD	SSB	01/04/18	JPY	801	7	—
JPY/USD	SSB	01/05/18	JPY	1,056	9	—
					16	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Neuberger Berman Currency Fund
GOVERNMENT AND AGENCY OBLIGATIONS 35.5%
U.S. Government Agency Obligations 35.5%
Federal Farm Credit Bank
0.75%, 04/18/18 (a)	2,000	$1,995
1.45%, (3M US LIBOR - 0.04%), 09/04/18 (a) (b)	7,000	7,005
Federal Home Loan Bank
1.00%, 02/27/18 (a)	1,000	999
Federal Home Loan Mortgage Corp.
0.75%, 01/12/18 (a)	7,050	7,049
1.54%, (3M US LIBOR + 0.02%), 03/08/18 (a) (b)	2,400	2,400
Federal National Mortgage Association
0.88%, 02/08/18 (a)	9,000	8,995
Total Government And Agency Obligations (cost $28,451)		28,443
SHORT TERM INVESTMENTS 62.2%
Investment Companies 3.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	3,075	3,075
Treasury Securities 48.1%
U.S. Treasury Bill
1.15%, 01/04/18 (e)	10,500	10,499
1.08%, 01/11/18 (e)	28,000	27,991
		38,490
	Shares/Par[1]	Value
U.S. Government Agency Obligations 10.3%
Federal Home Loan Bank
1.31%, 03/09/18 (a) (e)	8,250	8,229
Total Short Term Investments (cost $49,796)		49,794
Total Investments 97.7% (cost $78,247)		78,237
Other Derivative Instruments 1.1%		861
Other Assets and Liabilities, Net 1.2%		978
Total Net Assets 100.0%		$80,076

(a) The security is a direct debt of the agency and not collateralized by mortgages.

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(e) The coupon rate represents the yield to maturity.

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
AUD/USD	CIT	01/24/18	AUD	16,175	12,635	(83)
AUD/USD	CIT	01/24/18	AUD	15,087	11,785	333
AUD/USD	GSC	01/24/18	AUD	28,546	22,296	452
AUD/USD	JPM	01/24/18	AUD	2,284	1,784	30
AUD/USD	SGB	01/24/18	AUD	20,960	16,372	(100)
AUD/USD	SSB	01/24/18	AUD	22,148	17,301	490
CAD/USD	CIT	01/24/18	CAD	9,865	7,870	178
CAD/USD	GSC	01/24/18	CAD	11,387	9,084	144
CAD/USD	SGB	01/24/18	CAD	109,785	87,587	(23)
CAD/USD	SSB	01/24/18	CAD	56,762	45,285	(155)
CAD/USD	SSB	01/24/18	CAD	9,255	7,383	72
CHF/USD	CIT	01/24/18	CHF	1,265	1,300	12
CHF/USD	GSC	01/24/18	CHF	5,551	5,704	92
CHF/USD	SSB	01/24/18	CHF	80,806	83,039	(313)
CHF/USD	SSB	01/24/18	CHF	16,355	16,808	262
EUR/USD	CIT	01/24/18	EUR	17,274	20,775	307
EUR/USD	GSC	01/24/18	EUR	43,664	52,512	814
EUR/USD	JPM	01/24/18	EUR	3,269	3,931	78
EUR/USD	RBC	01/24/18	EUR	3,892	4,680	62
EUR/USD	SGB	01/24/18	EUR	119	143	2
EUR/USD	SSB	01/24/18	EUR	10,755	12,936	163
GBP/USD	CIT	01/24/18	GBP	11,430	15,461	201
GBP/USD	GSC	01/24/18	GBP	11,497	15,552	260
GBP/USD	JPM	01/24/18	GBP	1,778	2,405	62
GBP/USD	RBC	01/24/18	GBP	23,635	31,973	749
GBP/USD	SGB	01/24/18	GBP	6,056	8,193	124
GBP/USD	SSB	01/24/18	GBP	2,141	2,897	59
GBP/USD	SSB	01/24/18	GBP	2,386	3,228	64
JPY/USD	CIT	01/24/18	JPY	239,680	2,130	(19)
JPY/USD	GSC	01/24/18	JPY	1,161,057	10,319	(121)
JPY/USD	GSC	01/24/18	JPY	464,736	4,130	15
JPY/USD	JPM	01/24/18	JPY	46,436	413	3
JPY/USD	RBC	01/24/18	JPY	2,141,207	19,029	42
JPY/USD	SSB	01/24/18	JPY	977,072	8,683	(87)
JPY/USD	SSB	01/24/18	JPY	1,782,388	15,840	(65)
JPY/USD	SSB	01/24/18	JPY	1,019,275	9,058	46
KRW/USD	SSB	01/24/18	KRW	6,826,183	6,379	319
MXN/USD	GSC	01/24/18	MXN	51,667	2,620	(54)
MXN/USD	RBC	01/24/18	MXN	15,226	772	(21)
NOK/USD	CIT	01/24/18	NOK	18,655	2,278	(18)
NOK/USD	CIT	01/24/18	NOK	69,032	8,431	75
NOK/USD	GSC	01/24/18	NOK	110,955	13,551	(104)
NOK/USD	RBC	01/24/18	NOK	85,871	10,488	(303)
NOK/USD	SGB	01/24/18	NOK	203,049	24,799	(976)
NOK/USD	SSB	01/24/18	NOK	73,713	9,003	(348)
NOK/USD	SSB	01/24/18	NOK	48,354	5,906	(16)
NOK/USD	SSB	01/24/18	NOK	24,577	3,001	23
NZD/USD	GSC	01/24/18	NZD	22,906	16,247	(146)
NZD/USD	GSC	01/24/18	NZD	17,704	12,557	312
NZD/USD	RBC	01/24/18	NZD	22,576	16,013	287
NZD/USD	SSB	01/24/18	NZD	54,609	38,734	(463)
NZD/USD	SSB	01/24/18	NZD	2,146	1,522	22
NZD/USD	SSB	01/24/18	NZD	10,898	7,730	229
SEK/USD	CIT	01/24/18	SEK	30,579	3,738	(50)
SEK/USD	CIT	01/24/18	SEK	60,056	7,342	146
SEK/USD	GSC	01/24/18	SEK	91,909	11,235	223
SEK/USD	RBC	01/24/18	SEK	264,748	32,364	(244)
SEK/USD	SSB	01/24/18	SEK	19,583	2,394	(14)
SEK/USD	SSB	01/24/18	SEK	35,445	4,333	1
SEK/USD	SSB	01/24/18	SEK	93,573	11,439	139
USD/AUD	CIT	01/24/18	AUD	(16,690)	(13,038)	(260)
USD/AUD	GSC	01/24/18	AUD	(7,495)	(5,855)	(118)
USD/AUD	GSC	01/24/18	AUD	(20,120)	(15,716)	105
USD/AUD	RBC	01/24/18	AUD	(2,279)	(1,780)	7
USD/AUD	SSB	01/24/18	AUD	(6,076)	(4,746)	(137)
USD/AUD	SSB	01/24/18	AUD	(1,586)	(1,239)	(18)
USD/AUD	SSB	01/24/18	AUD	(8,005)	(6,253)	2
USD/AUD	SSB	01/24/18	AUD	(49,641)	(38,774)	263
USD/CAD	CIT	01/24/18	CAD	(29,711)	(23,704)	13
USD/CAD	GSC	01/24/18	CAD	(9,055)	(7,223)	(118)
USD/CAD	GSC	01/24/18	CAD	(64,654)	(51,581)	52
USD/CAD	JPM	01/24/18	CAD	(3,185)	(2,541)	(56)
USD/CAD	RBC	01/24/18	CAD	(55,446)	(44,235)	192
USD/CAD	SSB	01/24/18	CAD	(18,601)	(14,840)	(222)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
USD/CHF	CIT	01/24/18	CHF	(4,863)	(4,997)	(18)
USD/CHF	CIT	01/24/18	CHF	(30)	(31)	—
USD/CHF	GSC	01/24/18	CHF	(7,103)	(7,301)	(95)
USD/CHF	GSC	01/24/18	CHF	(973)	(1,000)	4
USD/CHF	JPM	01/24/18	CHF	(2,450)	(2,517)	(46)
USD/CHF	RBC	01/24/18	CHF	(30,772)	(31,622)	(102)
USD/CHF	SGB	01/24/18	CHF	(69,273)	(71,188)	290
USD/CHF	SSB	01/24/18	CHF	(6,790)	(6,978)	(68)
USD/CHF	SSB	01/24/18	CHF	(2,153)	(2,212)	(3)
USD/EUR	CIT	01/24/18	EUR	(7,707)	(9,269)	(160)
USD/EUR	GSC	01/24/18	EUR	(9,132)	(10,981)	(267)
USD/EUR	SSB	01/24/18	EUR	(65,993)	(79,367)	(1,136)
USD/EUR	SSB	01/24/18	EUR	(9,120)	(10,970)	(315)
USD/GBP	CIT	01/24/18	GBP	(2,801)	(3,788)	(20)
USD/GBP	GSC	01/24/18	GBP	(10,662)	(14,421)	(340)
USD/GBP	JPM	01/24/18	GBP	(741)	(1,002)	(23)
USD/GBP	SSB	01/24/18	GBP	(38,764)	(52,438)	(725)
USD/GBP	SSB	01/24/18	GBP	(6,957)	(9,411)	(114)
USD/GBP	SSB	01/24/18	GBP	(1,455)	(1,968)	1
USD/JPY	CIT	01/24/18	JPY	(629,353)	(5,593)	31
USD/JPY	GSC	01/24/18	JPY	(1,595,736)	(14,182)	(79)
USD/JPY	GSC	01/24/18	JPY	(413,295)	(3,673)	15
USD/JPY	JPM	01/24/18	JPY	(66,959)	(595)	(2)
USD/JPY	SGB	01/24/18	JPY	(1,428,258)	(12,693)	146
USD/JPY	SSB	01/24/18	JPY	(607,837)	(5,402)	(43)
USD/JPY	SSB	01/24/18	JPY	(319,587)	(2,840)	(26)
USD/JPY	SSB	01/24/18	JPY	(1,204,928)	(10,709)	39
USD/KRW	GSC	01/24/18	KRW	(6,827,148)	(6,380)	(334)
USD/KRW	SSB	01/24/18	KRW	(1,716,103)	(1,604)	(84)
USD/MXN	SSB	01/24/18	MXN	(66,875)	(3,391)	71
USD/NOK	CIT	01/24/18	NOK	(23,937)	(2,924)	118
USD/NOK	GSC	01/24/18	NOK	(313,044)	(38,232)	1,343
USD/NOK	JPM	01/24/18	NOK	(2,995)	(366)	4
USD/NOK	SSB	01/24/18	NOK	(110,862)	(13,540)	(123)
USD/NOK	SSB	01/24/18	NOK	(31,216)	(3,812)	11
USD/NZD	CIT	01/24/18	NZD	(15,520)	(11,008)	(237)
USD/NZD	CIT	01/24/18	NZD	(9,466)	(6,714)	82
USD/NZD	GSC	01/24/18	NZD	(8,464)	(6,002)	(150)
USD/NZD	JPM	01/24/18	NZD	(1,706)	(1,210)	(44)
USD/NZD	SGB	01/24/18	NZD	(76,556)	(54,301)	605
USD/NZD	SSB	01/24/18	NZD	(16,501)	(11,704)	(376)
USD/NZD	SSB	01/24/18	NZD	(3,233)	(2,293)	(71)
USD/NZD	SSB	01/24/18	NZD	(13,232)	(9,385)	20
USD/NZD	SSB	01/24/18	NZD	(8,925)	(6,331)	70
USD/SEK	CIT	01/24/18	SEK	(24,833)	(3,036)	(79)
USD/SEK	GSC	01/24/18	SEK	(47,766)	(5,839)	(105)
USD/SEK	GSC	01/24/18	SEK	(27,901)	(3,411)	49
USD/SEK	JPM	01/24/18	SEK	(6,930)	(847)	2
USD/SEK	SGB	01/24/18	SEK	(144,121)	(17,618)	238
USD/SEK	SSB	01/24/18	SEK	(96,432)	(11,788)	(183)
USD/SEK	SSB	01/24/18	SEK	(150,662)	(18,418)	216
USD/ZAR	SSB	01/24/18	ZAR	(5)	—	—
					(5,430)	861

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 15.3%
Ally Auto Receivables Trust
Series 2017-A2-3, 1.53%, 02/15/19	240	$240
BMW Vehicle Lease Trust
Series 2017-A2-1, 1.64%, 11/20/18	198	198
BMW Vehicle Owner Trust
Series 2016-A2A-A, 0.99%, 03/26/18	113	113
Capital One Multi-Asset Execution Trust
Series 2014-A4-A4, 1.84%, (1M US LIBOR + 0.36%), 08/15/19 (b)	250	251
Chase Issuance Trust
Series 2016-A-A1, 1.89%, (1M US LIBOR + 0.41%), 05/15/19 (b)	250	251
Citibank Credit Card Issuance Trust
Series 2017-A1-A1, 1.74%, (1M US LIBOR + 0.25%), 01/17/19 (b)	325	326
Ford Credit Auto Owner Trust
Series 2017-A2A-A, 1.33%, 09/15/18	112	112
Honda Auto Receivables Owner Trust
Series 2017-A2-3, 1.57%, 02/19/19	130	130
Huntington Auto Trust
Series 2016-A2-1, 1.29%, 04/16/18	59	59
Nissan Auto Receivables Owner Trust
Series 2017-A2A-B, 1.56%, 05/15/20	250	249
Securitized Term Auto Receivables Trust
Series 2017-A2A-2A, 1.78%, 01/27/20 (c)	60	60
Toyota Auto Receivables Owner Trust
Series 2016-A2A-D, 1.06%, 05/15/19	51	51
Series 2017-A2A-C, 1.58%, 06/15/19	240	239
World Omni Auto Receivables Trust
Series 2017-A2A-B, 1.61%, 02/16/21	195	194
Total Non-U.S. Government Agency Asset-Backed Securities (cost $2,476)		2,473
CORPORATE BONDS AND NOTES 56.6%
Consumer Discretionary 1.9%
NBCUniversal Enterprise Inc.
2.04%, (3M US LIBOR + 0.69%), 04/15/18 (b) (c)	305	306
Energy 9.1%
BP Capital Markets Plc
1.76%, (3M US LIBOR + 0.35%), 08/14/18 (b)	280	280
Canadian Natural Resources Ltd.
5.90%, 02/01/18	130	130
Chevron Corp.
1.92%, (3M US LIBOR + 0.50%), 05/16/18 (b)	385	385
Enterprise Products Operating LLC
6.65%, 04/15/18	190	192
Exxon Mobil Corp.
2.07%, (3M US LIBOR + 0.60%), 02/28/18 (b)	285	285
Total Capital International SA
1.98%, (3M US LIBOR + 0.57%), 08/10/18 (b)	195	196
		1,468
Financials 31.9%
AIG Global Funding
1.82%, (3M US LIBOR + 0.48%), 07/02/20 (b) (c)	185	185
American Express Co.
1.71%, (3M US LIBOR + 0.33%), 10/30/20 (b)	215	215
Anheuser-Busch InBev Finance Inc.
1.78%, (3M US LIBOR + 0.40%), 02/01/19 (b)	260	261
Bank of America Corp.
2.21%, (3M US LIBOR + 0.87%), 04/01/19 (b)	260	262
Berkshire Hathaway Finance Corp.
2.28%, (3M US LIBOR + 0.69%), 03/15/19 (b)	240	242
Capital One Financial Corp.
2.17%, (3M US LIBOR + 0.76%), 05/12/20 (b)	260	262
Caterpillar Financial Services Corp.
1.62%, (3M US LIBOR + 0.08%), 09/11/18 (b)	120	120
1.69%, (3M US LIBOR + 0.18%), 12/06/18 (b)	235	235
Citigroup Inc.
2.14%, (3M US LIBOR + 0.79%), 01/10/20 (b)	45	45
2.68%, (3M US LIBOR + 1.31%), 10/26/20 (b)	265	270
	Shares/Par[1]	Value
Ford Motor Credit Co. LLC
2.29%, (3M US LIBOR + 0.94%), 01/09/18 (b)	325	325
General Electric Capital Corp.
2.05%, (3M US LIBOR + 0.71%), 04/02/18 (b)	285	285
Goldman Sachs Group Inc.
2.52%, (3M US LIBOR + 1.16%), 04/23/20 (b)	315	320
John Deere Capital Corp.
1.95%, (3M US LIBOR + 0.29%), 06/22/20 (b)	245	245
JPMorgan Chase & Co.
2.32%, (3M US LIBOR + 0.96%), 01/23/20 (b)	300	304
Moody's Corp.
1.84%, (3M US LIBOR + 0.35%), 09/04/18 (b)	155	155
Morgan Stanley
2.21%, (3M US LIBOR + 0.80%), 02/14/20 (b)	325	327
Principal Life Global Funding II
1.74%, (3M US LIBOR + 0.30%), 05/21/18 (b) (c)	160	160
Toyota Motor Credit Corp.
2.26%, (3M US LIBOR + 0.82%), 02/19/19 (b)	185	186
1.61%, (3M US LIBOR + 0.26%), 04/17/20 (b)	205	205
Wells Fargo & Co.
2.06%, (3M US LIBOR + 0.68%), 01/30/20 (b)	260	262
Westpac Banking Corp.
1.94%, (3M US LIBOR + 0.43%), 03/06/20 (b)	285	286
		5,157
Health Care 2.1%
Gilead Sciences Inc.
1.80%, (3M US LIBOR + 0.17%), 09/20/18 (b)	170	170
Johnson & Johnson
1.75%, (3M US LIBOR + 0.27%), 03/01/19 (b)	160	160
		330
Industrials 1.3%
Air Lease Corp.
2.13%, 01/15/18	205	205
Information Technology 1.8%
Apple Inc.
2.27%, (3M US LIBOR + 0.82%), 02/22/19 (b)	225	227
QUALCOMM Inc.
1.71%, (3M US LIBOR + 0.27%), 05/18/18 (b)	65	65
		292
Real Estate 2.3%
Simon Property Group LP
1.50%, 02/01/18 (c)	375	375
Telecommunication Services 3.9%
AT&T Inc.
2.26%, (3M US LIBOR + 0.93%), 06/30/20 (b)	300	304
Verizon Communications Inc.
2.00%, (3M US LIBOR + 0.55%), 05/22/20 (b)	330	332
		636
Utilities 2.3%
Dominion Energy Inc.
2.03%, (3M US LIBOR + 0.55%), 06/01/19 (b) (c)	267	268
Pacific Gas & Electric Co.
1.71%, (3M US LIBOR + 0.23%), 11/28/18 (b) (c)	100	100
		368
Total Corporate Bonds And Notes (cost $9,128)		9,137
SHORT TERM INVESTMENTS 26.8%
Investment Companies 13.8%
JNL Government Money Market Fund - Institutional Class, 1.16% (d) (e)	2,226	2,226
Treasury Securities 13.0%
U.S. Treasury Bill
1.08%, 01/11/18 (f)	500	500
1.22%, 02/08/18 (f)	500	499
1.18%, 03/29/18 (f) (g)	1,100	1,096
		2,095
Total Short Term Investments (cost $4,322)		4,321
Total Investments 98.7% (cost $15,926)		15,931
Other Derivative Instruments 0.9%		148
Other Assets and Liabilities, Net 0.4%		67
Total Net Assets 100.0%		$16,146

(a) Consolidated Schedule of Investments.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

(b) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(c) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $1,454 and 9.0%, respectively.

(d) Investment in affiliate.

(e) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(f) The coupon rate represents the yield to maturity.

(g) All or a portion of the security is pledged or segregated as collateral.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Brent Crude Oil	16	April 2018	993	11	70
Cocoa	8	March 2018	163	(2)	(12)
Coffee 'C'	3	March 2018	146	1	(4)
Copper	7	March 2018	547	(1)	30
Corn	65	July 2018	1,234	(6)	(40)
Cotton No. 2	11	March 2018	385	(1)	47
Feeder Cattle	4	March 2018	314	1	(28)
Gold 100 oz.	10	February 2018	1,282	12	27
KCBT Wheat	27	March 2018	594	1	(18)
Lean Hogs	16	February 2018	458	1	2
Live Cattle	9	June 2018	435	(1)	(26)
LME Aluminum	6	March 2018	320	21	21
LME Lead	9	March 2018	558	2	2
LME Nickel	8	March 2018	566	47	47
LME Zinc	7	March 2018	566	16	16
Low Sulphur Gas Oil	10	March 2018	563	4	36
Natural Gas	13	March 2018	395	4	(17)
NY Harbor ULSD	13	June 2018	1,000	6	80
Platinum	18	April 2018	794	6	50
RBOB Gasoline	13	March 2018	935	1	55
Silver	7	March 2018	590	8	10
Soybean	7	March 2018	351	2	(14)
Soybean Meal	16	March 2018	518	1	(11)
Soybean Oil	13	March 2018	272	4	(13)
Sugar #11 (World Markets)	10	March 2018	164	2	6
Wheat	24	March 2018	529	(1)	(16)
WTI Crude Oil	17	June 2018	933	9	88
				148	388

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/Nicholas Convertible Arbitrage Fund
COMMON STOCKS 0.6%
Health Care 0.6%
Incyte Corp. (a)	12	$1,171
Total Common Stocks (cost $979)		1,171
PREFERRED STOCKS 4.5%
Health Care 1.2%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (b)	40	2,316
Industrials 1.8%
Rexnord Corp. - Series A, 5.75%, 11/15/19 (b)	56	3,297
Real Estate 1.5%
Crown Castle International Corp. - Series A, 6.88%, 08/01/20 (b)	3	2,833
Total Preferred Stocks (cost $7,606)		8,446
CORPORATE BONDS AND NOTES 91.9%
Consumer Discretionary 8.4%
Ctrip.com International Ltd.
1.00%, 07/01/20 (b) (c)	3,635	3,838
Liberty Expedia Holdings Inc.
1.00%, 06/30/47 (b) (d)	2,585	2,580
Liberty Media Corp.
1.38%, 10/15/23 (b)	3,580	4,117
Marriott Vacations Worldwide Corp.
1.50%, 09/15/22 (b) (d)	1,690	1,896
Tesla Inc.
2.38%, 03/15/22 (b)	2,725	3,171
		15,602
Energy 11.1%
Cheniere Energy Inc.
4.25%, 03/15/45 (b)	3,000	2,122
Ensco Jersey Finance Ltd.
3.00%, 01/31/24 (b)	2,250	1,996
Golar LNG Ltd.
2.75%, 02/15/22 (b) (d)	3,750	3,972
PDC Energy Inc.
1.13%, 09/15/21 (b)	4,145	4,031
Scorpio Tankers Inc.
2.38%, 07/01/19 (b) (d)	5,595	5,098
Weatherford International Ltd.
5.88%, 07/01/21 (b)	3,250	3,515
		20,734
Financials 6.8%
Hannon Armstrong Sustainable Infrastructure Capital Inc.
4.13%, 09/01/22 (b)	1,895	1,953
IAC FinanceCo Inc.
0.88%, 10/01/22 (b) (d)	2,175	2,293
MGIC Investment Corp.
9.00%, 04/01/63 (b) (c) (d)	2,250	3,074
PRA Group Inc.
3.50%, 06/01/23 (b) (d)	5,325	5,297
		12,617
Health Care 17.6%
BioMarin Pharmaceutical Inc.
1.50%, 10/15/20 (b) (c)	4,200	5,001
Dermira Inc.
3.00%, 05/15/22 (b) (c) (d)	3,570	3,923
Flexion Therapeutics Inc.
3.38%, 05/01/24 (b) (c) (d)	1,145	1,392
Horizon Pharma Investment Ltd.
2.50%, 03/15/22 (b) (c)	5,170	4,767
Illumina Inc.
0.50%, 06/15/21 (b)	2,680	3,172
Insulet Corp.
1.38%, 11/15/24 (b) (d)	3,265	3,299
Jazz Investments I Ltd.
1.88%, 08/15/21 (b) (c)	3,000	3,020
Quidel Corp.
3.25%, 12/15/20 (b)	1,320	1,989
	Shares/Par[1]	Value
Repligen Corp.
2.13%, 06/01/21 (b)	2,400	3,122
Teladoc Inc.
3.00%, 12/15/22 (b) (d)	2,655	2,985
		32,670
Industrials 13.2%
Air Transport Services Group Inc.
1.13%, 10/15/24 (b) (d)	2,880	2,961
Atlas Air Worldwide Holdings Inc.
1.88%, 06/01/24 (b) (c)	2,335	2,765
Dycom Industries Inc.
0.75%, 09/15/21 (b) (c)	4,535	5,984
Greenbrier Cos. Inc.
2.88%, 02/01/24 (b) (c) (d)	4,690	5,602
Meritor Inc.
3.25%, 10/15/37 (b) (d)	1,865	1,949
Navistar International Corp.
4.75%, 04/15/19 (b)	1,765	1,910
Tutor Perini Corp.
2.88%, 06/15/21 (b)	3,025	3,357
		24,528
Information Technology 32.8%
Blackhawk Network Holdings Inc.
1.50%, 01/15/22 (b)	4,395	4,484
Cypress Semiconductor Corp.
4.50%, 01/15/22 (b) (c)	3,300	4,334
Euronet Worldwide Inc.
1.50%, 10/01/44 (b) (c)	2,000	2,461
Everbridge Inc.
1.50%, 11/01/22 (b)	2,680	2,965
Finisar Corp.
0.50%, 12/15/36 (b)	4,350	4,047
HubSpot Inc.
0.25%, 06/01/22 (b) (d)	2,150	2,471
Inphi Corp.
1.13%, 12/01/20 (b)	2,920	3,385
Integrated Device Technology Inc.
0.88%, 11/15/22 (b) (c)	4,178	4,668
Knowles Corp.
3.25%, 11/01/21 (b) (c)	3,100	3,431
Lumentum Holdings Inc.
0.25%, 03/15/24 (b) (c) (d)	2,675	2,987
Microchip Technology Inc.
1.63%, 02/15/27 (b) (d)	4,110	4,820
Proofpoint Inc.
0.75%, 06/15/20 (b)	2,800	3,509
PROS Holdings Inc.
2.00%, 12/01/19 (b)	1,080	1,126
ServiceNow Inc.
0.00%, 06/01/22 (b) (d) (e)	2,635	3,021
Weibo Corp.
1.25%, 11/15/22 (b) (d)	1,810	1,994
Workday Inc.
0.25%, 10/01/22 (b) (d)	2,760	2,736
Yahoo! Inc.
0.00%, 12/01/18 (b) (e)	3,120	4,193
Zillow Group Inc.
2.00%, 12/01/21 (b)	4,115	4,505
		61,137
Materials 2.0%
Cemex SAB de CV
3.75%, 03/15/18 (b)	1,000	1,015
3.72%, 03/15/20 (b)	2,600	2,694
		3,709
Total Corporate Bonds And Notes (cost $164,011)		170,997

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 7.5%
Investment Companies 7.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (g)	14,005	14,005
Total Short Term Investments (cost $14,005)		14,005
Total Investments 104.5% (cost $186,601)		194,619
Total Securities Sold Short (36.3)% (proceeds $64,200)		(67,616)
Other Assets and Liabilities, Net 31.8%		59,165
Total Net Assets 100.0%		$186,168

(a) Non-income producing security.

(b) Convertible security.

(c) All or a portion of the security is pledged or segregated as collateral.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $64,350 and 34.6%, respectively.

(e) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f) Investment in affiliate.

(g) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (36.3%)
COMMON STOCKS (33.7%)
Consumer Discretionary (3.0%)
Ctrip.com International Ltd. - ADR	(20)	$(886)
Expedia Inc.	(5)	(563)
Marriott Vacations Worldwide Corp.	(6)	(771)
Sirius XM Holdings Inc.	(350)	(1,878)
Tesla Inc.	(5)	(1,557)
		(5,655)
Energy (2.3%)
Cheniere Energy Inc.	(6)	(323)
Ensco Plc - Class A	(95)	(561)
Golar LNG Ltd.	(45)	(1,332)
PDC Energy Inc.	(15)	(754)
Scorpio Tankers Inc.	(123)	(374)
Weatherford International Plc	(231)	(963)
		(4,307)
Financials (1.3%)
Hannon Armstrong Sustainable Infrastructure Capital Inc.	(7)	(168)
PRA Group Inc.	(67)	(2,218)
		(2,386)
Health Care (6.5%)
Becton Dickinson & Co.	(5)	(1,039)
BioMarin Pharmaceutical Inc.	(20)	(1,790)
Dermira Inc.	(46)	(1,274)
Flexion Therapeutics Inc.	(14)	(351)
Horizon Pharma Plc	(54)	(788)
Illumina Inc.	(4)	(806)
Insulet Corp.	(20)	(1,352)
Jazz Pharmaceuticals Plc	(5)	(708)
Quidel Corp.	(28)	(1,231)
Repligen Corp.	(45)	(1,631)
Teladoc Inc.	(31)	(1,080)
		(12,050)
Industrials (6.6%)
Air Transport Services Group Inc.	(45)	(1,045)
Atlas Air Worldwide Holdings Inc.	(25)	(1,449)
Dycom Industries Inc.	(28)	(3,093)
Greenbrier Cos. Inc.	(48)	(2,576)
Meritor Inc.	(23)	(548)
Navistar International Corp.	(8)	(352)
Rexnord Corp.	(79)	(2,051)
Tutor Perini Corp.	(45)	(1,141)
		(12,255)
Information Technology (12.9%)
Blackhawk Network Holdings Inc.	(43)	(1,544)
Cypress Semiconductor Corp.	(134)	(2,051)
Euronet Worldwide Inc.	(20)	(1,652)
Everbridge Inc.	(40)	(1,181)
Finisar Corp.	(30)	(602)
HubSpot Inc.	(12)	(1,062)
IAC/InterActiveCorp.	(6)	(789)
Inphi Corp.	(44)	(1,596)
Integrated Device Technology Inc.	(56)	(1,671)
Knowles Corp.	(94)	(1,381)
Lumentum Holdings Inc.	(26)	(1,296)
Microchip Technology Inc.	(35)	(3,081)
	Shares/Par[1]	Value
Proofpoint Inc.	(19)	(1,687)
PROS Holdings Inc.	(13)	(339)
ServiceNow Inc.	(9)	(1,160)
Weibo Corp. - ADR	(8)	(843)
Workday Inc. - Class A	(6)	(656)
Zillow Group Inc. - Class C	(35)	(1,449)
		(24,040)
Materials (0.3%)
Cemex SAB de CV - ADR	(80)	(600)
Real Estate (0.8%)
Crown Castle International Corp.	(14)	(1,554)
Total Common Stocks (proceeds $59,916)		(62,847)
INVESTMENT COMPANIES (2.6%)
Altaba Inc.	(41)	(2,843)
iShares 7-10 Year Treasury Bond Fund ETF	(18)	(1,926)
Total Investment Companies (proceeds $4,284)		(4,769)
Total Securities Sold Short (36.3%) (proceeds $64,200)		$(67,616)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PIMCO Credit Income Fund *
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.4%
Citigroup Mortgage Loan Trust Inc.
Series 2007-A2B-AHL1, REMIC, 1.69%, (1M US LIBOR + 0.14%), 12/25/36 (a)	136	$131
Series 2007-3A3A-10, REMIC, 3.74%, 09/25/37 (a)	33	28
JPMorgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 1.82%, (1M US LIBOR + 0.27%), 07/25/36 (a)	300	284
Other Securities		12,030
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,303)		12,473
CORPORATE BONDS AND NOTES 78.8%
Consumer Discretionary 5.0%
Charter Communications Operating LLC
4.91%, 07/23/25	2,275	2,414
3.75%, 02/15/28	300	287
4.20%, 03/15/28	800	793
General Motors Co.
2.19%, (3M US LIBOR + 0.80%), 08/07/20 (a)	200	201
Wynn Las Vegas LLC
4.25%, 05/30/23 (b)	1,050	1,073
5.25%, 05/15/27 (b)	200	203
Wynn Macau Ltd.
5.50%, 10/01/27 (b)	2,100	2,123
Other Securities		18,469
		25,563
Consumer Staples 1.8%
BAT Capital Corp.
3.56%, 08/15/27 (b)	2,400	2,399
Other Securities		7,051
		9,450
Energy 7.9%
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	650	739
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23 (b)	1,100	1,172
El Paso Corp.
7.25%, 06/01/18	700	714
6.50%, 09/15/20	200	219
Enbridge Inc.
1.75%, (3M US LIBOR + 0.40%), 01/10/20 (a)	1,500	1,501
3.70%, 07/15/27	900	903
Energy Transfer Partners LP
4.65%, 06/01/21	800	838
4.20%, 04/15/27	100	100
4.90%, 03/15/35	554	546
6.05%, 06/01/41	100	107
6.50%, 02/01/42	100	114
5.30%, 04/15/47	600	596
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	500	502
3.45%, 02/15/23	400	402
4.30%, 05/01/24	400	417
4.25%, 09/01/24	100	104
6.95%, 01/15/38	700	867
Kinder Morgan Inc.
5.30%, 12/01/34	100	107
Petroleos Mexicanos
6.50%, 03/13/27 (c)	1,099	1,203
6.50%, 03/13/27	1,701	1,862
6.50%, 03/13/27 (b)	200	219
Regency Energy Partners LP
5.75%, 09/01/20	200	214
5.88%, 03/01/22	1,000	1,090
5.00%, 10/01/22	300	320
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (d)	100	107
6.25%, 03/15/22	300	335
5.63%, 04/15/23	900	986
5.75%, 05/15/24	700	779
5.63%, 03/01/25	525	580
	Shares/Par[1]	Value
5.88%, 06/30/26	500	564
Sinopec Group Overseas Development 2017 Ltd.
3.25%, 09/13/27 (b)	1,700	1,663
Sinopec Group Overseas Development Ltd.
1.75%, 09/29/19 (b)	500	492
Other Securities		20,571
		40,933
Financials 40.1%
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	300	305
4.25%, 07/01/20	500	518
4.50%, 05/15/21	600	629
3.95%, 02/01/22	400	413
3.50%, 01/15/25	1,900	1,885
Bank of America Corp.
2.65%, 04/01/19	100	101
2.25%, 04/21/20	300	300
2.15%, 11/09/20	3,900	3,877
4.10%, 07/24/23	1,475	1,570
3.50%, 04/19/26	1,300	1,329
3.82%, 01/20/28 (a)	5,000	5,169
3.42%, 12/20/28 (e) (f)	631	627
Bank of America NA
6.00%, 10/15/36	400	521
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	401
3.00%, 02/24/25	500	500
2.80%, 05/04/26	1,800	1,759
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (g)	200	257
7.63%, 11/21/22	2,400	2,717
7.75%, 04/10/23 (a)	775	785
Barclays Plc
2.98%, (3M US LIBOR + 1.63%), 01/10/23 (a)	900	929
4.84%, 05/09/28	1,000	1,043
BAT International Finance Plc
2.75%, 06/15/20 (b)	200	201
BOC Aviation Pte Ltd.
2.75%, 09/18/22 (b)	400	392
3.50%, 09/18/27 (b)	500	486
Citigroup Inc.
2.57%, (3M US LIBOR + 1.19%), 08/02/21 (a)	1,000	1,018
2.52%, (3M US LIBOR + 1.10%), 05/17/24 (a) (c)	800	813
3.40%, 05/01/26	2,600	2,615
3.20%, 10/21/26	600	595
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	600	595
CNPC General Capital Ltd.
1.95%, 04/16/18 (b)	500	499
Cooperatieve Rabobank U.A.
6.62%, (callable at 100 beginning 06/29/21), EUR (g)	1,400	1,944
3.75%, 07/21/26	1,000	1,013
Credit Suisse AG
1.70%, 04/27/18	1,000	999
3.00%, 10/29/21	300	303
6.50%, 08/08/23	300	336
6.50%, 08/08/23 (b)	200	224
Credit Suisse Group AG
3.57%, 01/09/23 (b)	250	255
3.00%, 12/14/23 (a) (b)	1,400	1,381
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	900	927
3.75%, 03/26/25	800	816
4.55%, 04/17/26	700	750
Deutsche Bank AG
2.33%, (3M US LIBOR + 0.97%), 07/13/20 (a)	1,100	1,105
4.25%, 10/14/21	2,200	2,281
2.61%, (3M US LIBOR + 1.19%), 11/16/22 (a)	500	501
3.30%, 11/16/22	300	299
Diamond 1 Finance Corp.
4.42%, 06/15/21 (b)	2,300	2,397
5.45%, 06/15/23 (b)	2,125	2,286

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Ford Motor Credit Co. LLC
2.38%, 01/16/18	400	400
5.00%, 05/15/18	200	202
2.24%, (3M US LIBOR + 0.83%), 08/12/19 (a)	400	402
2.68%, 01/09/20	300	301
8.13%, 01/15/20	150	166
2.46%, (3M US LIBOR + 1.08%), 08/03/22 (a)	1,400	1,412
GE Capital International Funding Co.
4.42%, 11/15/35	1,900	2,058
General Motors Financial Co. Inc.
3.25%, 05/15/18	450	452
2.91%, (3M US LIBOR + 1.55%), 01/14/22 (a)	200	204
3.45%, 01/14/22	1,900	1,926
Goldman Sachs Group Inc.
6.15%, 04/01/18	200	202
6.00%, 06/15/20	200	217
3.23%, (3M US LIBOR + 1.77%), 02/25/21 (a)	300	311
5.25%, 07/27/21	500	542
2.59%, (3M US LIBOR + 1.17%), 11/15/21 (a)	600	611
5.75%, 01/24/22	100	111
2.54%, (3M US LIBOR + 1.05%), 06/05/23 (a)	1,600	1,616
3.50%, 01/23/25	700	710
3.75%, 02/25/26	1,000	1,025
3.85%, 01/26/27	3,000	3,080
HSBC Bank Plc
4.13%, 08/12/20 (b)	400	417
HSBC Bank USA NA
4.88%, 08/24/20	110	116
HSBC Holdings Plc
6.00%, (callable at 100 beginning 09/29/23), EUR (g)	1,100	1,542
3.60%, 05/25/23	800	824
4.30%, 03/08/26	725	771
3.90%, 05/25/26	600	622
HSBC USA Inc.
2.35%, 03/05/20	200	200
Jefferies Finance LLC
7.38%, 04/01/20 (b)	1,200	1,232
7.50%, 04/15/21 (b)	600	622
6.88%, 04/15/22 (b)	300	304
7.25%, 08/15/24 (b)	400	410
JPMorgan Chase & Co.
7.90%, (callable at 100 beginning 04/30/18) (g)	1,100	1,115
6.30%, 04/23/19	300	316
2.96%, (3M US LIBOR + 1.48%), 03/01/21 (a)	1,375	1,418
2.09%, (3M US LIBOR + 0.55%), 03/09/21 (a)	100	100
2.27%, (3M US LIBOR + 0.90%), 04/25/23 (a)	100	101
3.90%, 07/15/25	200	210
3.30%, 04/01/26	1,700	1,712
3.78%, 02/01/28 (a)	7,000	7,245
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,500	2,517
Lloyds Bank Plc
12.00%, (callable at 100 beginning 12/16/24) (b) (g)	100	135
Lloyds Banking Group Plc
7.62%, (callable at 100 beginning 06/27/23), GBP (g) (h)	1,000	1,555
7.87%, (callable at 100 beginning 06/27/29), GBP (g) (h)	1,600	2,628
Merrill Lynch & Co. Inc.
6.88%, 04/25/18	1,600	1,624
Mitsubishi UFJ Financial Group Inc.
3.36%, (3M US LIBOR + 1.88%), 03/01/21 (a)	1,000	1,038
2.62%, (3M US LIBOR + 1.06%), 09/13/21 (a)	600	608
2.76%, 09/13/26	2,000	1,914
Morgan Stanley
7.30%, 05/13/19	290	309
5.75%, 01/25/21	100	109
2.75%, 05/19/22	1,100	1,095
4.00%, 07/23/25	1,000	1,046
3.88%, 01/27/26	300	312
3.63%, 01/20/27	3,700	3,784
7.25%, 04/01/32	1,000	1,376
	Shares/Par[1]	Value
MUFG Americas Holdings Corp.
3.00%, 02/10/25	1,000	988
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (b)	400	414
Petrobras Global Finance BV
6.13%, 01/17/22	450	478
7.38%, 01/17/27	300	330
6.00%, 01/27/28 (b)	2,593	2,603
Rabobank Nederland NV
6.88%, 03/19/20, EUR	400	552
Santander Holdings USA Inc.
2.70%, 05/24/19	400	401
3.70%, 03/28/22 (b)	1,200	1,217
3.40%, 01/18/23 (b)	1,100	1,096
4.40%, 07/13/27 (b)	100	102
Santander UK Group Holdings Plc
7.38%, (callable at 100 beginning 06/24/22), GBP (g)	295	438
2.88%, 08/05/21	1,000	999
4.75%, 09/15/25 (b)	600	629
Santander UK Plc
2.13%, 11/03/20	1,500	1,486
5.00%, 11/07/23 (b)	300	321
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 (b)	600	590
3.00%, 07/15/22 (b)	800	793
Sumitomo Mitsui Financial Group Inc.
3.22%, (3M US LIBOR + 1.68%), 03/09/21 (a)	1,200	1,238
2.06%, 07/14/21	100	98
2.50%, (3M US LIBOR + 1.14%), 10/19/21 (a)	1,300	1,320
2.14%, (3M US LIBOR + 0.78%), 07/12/22 (a)	500	501
Synchrony Financial
2.61%, (3M US LIBOR + 1.23%), 02/03/20 (a)	200	203
2.70%, 02/03/20	100	100
4.50%, 07/23/25	200	209
UBS AG
2.38%, 08/14/19	300	300
2.10%, (3M US LIBOR + 0.58%), 06/08/20 (a) (b)	2,100	2,109
1.96%, (3M US LIBOR + 0.48%), 12/01/20 (a) (b) (c)	200	200
2.45%, 12/01/20 (b)	200	200
7.63%, 08/17/22	2,403	2,809
4.75%, 05/22/23 (a)	1,244	1,253
4.75%, 02/12/26, EUR (a)	300	404
UBS Group AG
3.14%, (3M US LIBOR + 1.78%), 04/14/21 (a) (b) (c)	300	312
4.13%, 09/24/25 (b)	250	262
UBS Group Funding Switzerland AG
2.37%, (3M US LIBOR + 0.95%), 08/15/23 (a) (b)	800	803
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (g)	300	321
2.10%, 07/26/21	400	393
2.34%, (3M US LIBOR + 0.93%), 02/11/22 (a)	700	710
2.63%, 07/22/22	300	298
2.47%, (3M US LIBOR + 1.11%), 01/24/23 (a)	1,500	1,530
2.61%, (3M US LIBOR + 1.23%), 10/31/23 (a)	1,400	1,435
3.30%, 09/09/24	950	968
3.00%, 04/22/26	1,200	1,178
3.58%, 05/22/28 (a)	4,800	4,888
Wells Fargo Bank NA
2.10%, (3M US LIBOR + 0.74%), 01/22/18 (a)	1,000	1,000
5.95%, 08/26/36	100	128
Weyerhaeuser Co.
7.38%, 10/01/19	300	325
7.38%, 03/15/32	1,500	2,066
Other Securities		59,924
		206,863
Health Care 4.1%
Actavis Funding SCS
2.35%, 03/12/18	250	250
3.45%, 03/15/22	975	991
3.80%, 03/15/25	1,400	1,424
Amgen Inc.
4.10%, 06/15/21	355	371

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.63%, 05/22/24	300	312
2.60%, 08/19/26	700	671
3.20%, 11/02/27	1,600	1,595
Other Securities		15,621
		21,235
Industrials 4.0%
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (g)	2,300	2,367
International Lease Finance Corp.
7.13%, 09/01/18 (b)	190	196
8.25%, 12/15/20	600	689
8.63%, 01/15/22	200	241
Standard Industries Inc.
5.13%, 02/15/21 (b)	200	206
5.00%, 02/15/27 (b)	200	204
4.75%, 01/15/28 (b)	2,100	2,105
Other Securities		14,639
		20,647
Information Technology 3.3%
Broadcom Corp.
3.00%, 01/15/22 (b)	1,600	1,585
3.63%, 01/15/24 (b)	1,500	1,493
Oracle Corp.
2.50%, 10/15/22	1,900	1,896
3.80%, 11/15/37	1,100	1,153
Other Securities		11,112
		17,239
Materials 0.7%
Other Securities		3,653
Real Estate 5.0%
Kimco Realty Corp.
3.30%, 02/01/25	3,000	2,975
2.80%, 10/01/26	700	659
Weyerhaeuser Co.
4.63%, 09/15/23	500	539
8.50%, 01/15/25	500	647
Other Securities		20,698
		25,518
Telecommunication Services 4.7%
AT&T Inc.
2.01%, (3M US LIBOR + 0.65%), 01/15/20 (a)	300	301
2.31%, (3M US LIBOR + 0.95%), 07/15/21 (a)	900	912
3.95%, 01/15/25	100	102
4.13%, 02/17/26	700	714
4.10%, 02/15/28 (b)	320	321
4.30%, 02/15/30 (b)	3,348	3,360
5.25%, 03/01/37	3,500	3,702
4.35%, 06/15/45	100	92
5.15%, 11/15/46 (e) (f)	600	610
4.50%, 03/09/48	200	187
Sprint Corp.
7.25%, 09/15/21	1,300	1,377
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	1,406	1,415
Verizon Communications Inc.
2.00%, (3M US LIBOR + 0.55%), 05/22/20 (a)	1,600	1,607
3.38%, 02/15/25 (b)	796	800
4.13%, 03/16/27	400	418
4.27%, 01/15/36	800	794
5.25%, 03/16/37	100	110
4.13%, 08/15/46	800	743
4.86%, 08/21/46	1,800	1,873
5.01%, 08/21/54	279	287
4.67%, 03/15/55	1,679	1,628
Other Securities		2,618
		23,971
Utilities 2.2%
SGSP Australia Assets Pty Ltd.
3.25%, 07/29/26	610	598
Other Securities		10,896
		11,494
Total Corporate Bonds And Notes (cost $400,812)		406,566
	Shares/Par[1]	Value
SENIOR LOAN INTERESTS 4.5%
Consumer Discretionary 1.2%
Charter Communications Operating LLC
Term Loan, 3.57%, (3M LIBOR + 2.00%), 07/01/20 (a)	295	295
Term Loan, 3.57%, (3M LIBOR + 2.25%), 01/15/24 (a)	295	295
Las Vegas Sands LLC
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/29/24 (a)	4,741	4,764
Other Securities		954
		6,308
Energy 0.1%
Other Securities		596
Financials 0.7%
Other Securities		3,799
Health Care 0.3%
Other Securities		1,708
Industrials 0.1%
Other Securities		699
Information Technology 0.4%
Other Securities		1,945
Materials 0.1%
Other Securities		594
Telecommunication Services 0.3%
Other Securities		1,252
Utilities 1.3%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (a)	6,432	6,445
Other Securities		100
		6,545
Total Senior Loan Interests (cost $23,428)		23,446
GOVERNMENT AND AGENCY OBLIGATIONS 24.7%
Mortgage-Backed Securities 1.6%
Federal National Mortgage Association
3.00%, 07/01/43	625	629
3.00%, 08/01/43	16	16
TBA, 3.00%, 02/15/48 (i)	2,400	2,398
TBA, 3.50%, 03/15/48 (i)	4,900	5,017
		8,060
Municipal 0.0%
Other Securities		168
Sovereign 2.5%
Argentina Bonar Bond
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (a)	21,080	1,120
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (a)	5,000	285
Argentina Republic Government International Bond
7.50%, 04/22/26	1,150	1,302
6.88%, 01/26/27 (c)	1,800	1,971
5.25%, 01/15/28, EUR	400	500
2.50%, 12/31/38 (d)	500	368
6.25%, 11/09/47, EUR	400	487
Petroleos Mexicanos
5.13%, 03/15/23, EUR	700	978
Saudi Arabia Government International Bond
3.25%, 10/26/26	1,500	1,470
3.63%, 03/04/28 (b)	1,000	992
Other Securities		3,449
		12,922
Treasury Inflation Indexed Securities 0.8%
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (j)	3,370	3,343
Other Securities		735
		4,078

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
U.S. Treasury Securities 19.8%
U.S. Treasury Bond
3.50%, 02/15/39	914	1,043
Principal Only, 0.00%, 08/15/44 (k)	1,325	632
2.50%, 02/15/45 (i)	4,300	4,099
Principal Only, 0.00%, 05/15/45 (k)	2,525	1,175
2.50%, 02/15/46	8,175	7,779
2.50%, 05/15/46	6,857	6,522
2.25%, 08/15/46 (i)	3,385	3,052
2.88%, 11/15/46	182	187
3.00%, 05/15/47 (i)	6,644	6,984
2.75%, 08/15/47	4,859	4,864
U.S. Treasury Note
1.25%, 03/31/21 (l)	2,000	1,951
2.13%, 12/31/22 (l)	15,900	15,833
1.75%, 01/31/23 (l)	2,116	2,069
2.13%, 05/15/25 (l)	2,940	2,895
2.38%, 05/15/27 (i)	1,218	1,214
2.25%, 08/15/27 (i)	10,341	10,192
2.25%, 11/15/27	32,218	31,755
		102,246
Total Government And Agency Obligations (cost $126,988)		127,474
TRUST PREFERRED 0.0%
Utilities 0.0%
Other Securities		11
Total Trust Preferreds (cost $10)		11
PREFERRED STOCKS 0.1%
Financials 0.1%
Other Securities		321
Real Estate 0.0%
Other Securities		43
Total Preferred Stocks (cost $338)		364
SHORT TERM INVESTMENTS 2.1%
Certificates of Deposit 0.1%
Barclays Bank Plc
2.06%, (3M US LIBOR + 0.46%), 03/16/18 (a)	300	300
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (m) (n)	5,359	5,359
Treasury Securities 1.0%
Japan Treasury Bill
0.00%, 02/05/18, JPY (o)	296,300	2,631
	Shares/Par[1]	Value
0.00%, 02/13/18, JPY (o)	281,400	2,499
		5,130
Total Short Term Investments (cost $10,760)		10,789
Total Investments 112.6% (cost $574,639)		581,123
Total Purchased Options 0.0% (cost $445)		143
Other Derivative Instruments (0.1)%		(745)
Other Assets and Liabilities, Net (12.5)%		(64,341)
Total Net Assets 100.0%		$516,180

(a) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $100,341 and 19.4%, respectively.

(c) All or portion of the security was on loan.

(d) Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(e) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(f) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(g) Perpetual security. Next contractual call date presented, if applicable.

(h) Convertible security.

(i) All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $47,938.

(j) Treasury inflation indexed note, par amount is adjusted for inflation.

(k) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(l) All or a portion of the security is pledged or segregated as collateral.

(m) Investment in affiliate.

(n) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(o) The coupon rate represents the yield to maturity.

Summary of Investments by Country^	Total Long Term Investments
Argentina	1.1%
Australia	1.2
Belgium	0.1
Bermuda	0.1
Brazil	1.4
Canada	1.5
Cayman Islands	0.1
China	1.1
Denmark	0.1
France	0.5
Germany	1.2
India	0.2
Indonesia	0.1
Ireland	1.5
Israel	0.1
Italy	0.7
Japan	1.6
Kuwait	0.2

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Summary of Investments by Country^	Total Long Term Investments
Luxembourg	0.2
Macau	0.4
Mexico	1.0
Netherlands	2.0
Norway	0.2
Panama	0.1
Poland	0.1
Qatar	0.1
Russian Federation	0.1
Saudi Arabia	0.4
Singapore	0.3
Slovenia	—
South Africa	0.1
Spain	0.3
Sweden	0.1
Switzerland	2.6
United Arab Emirates	—
United Kingdom	4.6
United States of America	74.6
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Air Canada Pass-Through Trust, Series 2017-A-1, 3.55%, 01/15/30	12/08/17	$1,700	$1,703	0.3%
AT&T Inc., 5.15%, 11/15/46	12/19/17	606	610	0.1
Bank of America Corp., 3.42%, 12/20/28	12/28/17	627	627	0.1
BP AMI Leasing Inc., 5.52%, 05/08/19	09/25/12	130	131	—
CoBank ACB, 6.20%, callable at 100 beginning 01/01/25	11/20/14	301	321	0.1
FMR LLC, 4.95%, 02/01/33	02/09/15	784	800	0.2
GTP Acquisition Partners I LLC, Series 2015-A-2, 3.48%, 06/16/25	05/21/15	300	296	0.1
Itau Unibanco Holding SA, 6.13%, callable at 100 beginning 12/12/22	12/29/17	500	505	0.1
Petrofac Ltd., 3.40%, 10/10/18	10/04/13	100	99	—
Sprite Ltd., Series 2017-A-1, 4.25%, 12/15/24	11/20/17	398	399	0.1
WestJet Airlines Ltd., 3.50%, 06/16/21	06/14/16	200	204	—
		$5,646	$5,695	1.1%

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro-Bund	(11)	March 2018	EUR	(1,798)	1	23
U.S. Treasury Note, 10-Year	9	March 2018		1,121	2	(4)
					3	19

Centrally Cleared Interest Rate Swap Agreements
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
3M South African Johannesburg Interbank Rate (Q)	Paying	8.25	03/22/23	ZAR	40,700	(2)	115
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.00	09/20/24	JPY	127,500	—	(45)
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.30	03/20/28	JPY	1,156,700	(1)	26
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.45	03/20/29	JPY	570,000	(5)	4
6M British Bankers' Association Yen LIBOR (S)	Receiving	0.42	03/25/29	JPY	60,000	—	1
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.25	06/17/35	JPY	20,000	—	(2)
6M British Bankers' Association Yen LIBOR (S)	Receiving	1.50	12/21/45	JPY	50,000	(1)	72
6M Euribor (S)	Receiving	1.00	03/21/28	EUR	3,500	—	(7)
6M Euribor (S)	Receiving	1.00	06/20/28	EUR	2,600	—	4
6M Euribor (S)	Receiving	1.50	03/21/48	EUR	500	2	13
6M GBP LIBOR (S)	Receiving	1.50	03/21/28	GBP	7,900	(10)	84
6M GBP LIBOR (S)	Receiving	1.75	03/21/48	GBP	1,700	(6)	(59)
6M GBP LIBOR (S)	Paying	1.00	03/21/23	GBP	300	—	(4)
6M Poland Warsaw Interbank Offered Rate (A)	Paying	2.50	03/21/23	PLN	6,500	—	6

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Interest Rate Swap Agreements (continued)
Floating Rate Index[2]	Paying / Receiving Floating Rate	Fixed Rate (%)	Expiration	Notional[1]		Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Brazil Interbank Deposit Rate (A)	Paying	8.35	01/02/20	BRL	10,400	—	17
Brazil Interbank Deposit Rate (A)	Paying	9.95	01/02/25	BRL	600	—	—
Brazil Interbank Deposit Rate (A)	Paying	9.97	01/02/25	BRL	2,800	—	1
Brazil Interbank Deposit Rate (A)	Paying	10.19	01/02/25	BRL	3,100	—	4
Brazil Interbank Deposit Rate (A)	Paying	10.02	01/02/25	BRL	5,400	—	5
Brazil Interbank Deposit Rate (A)	Paying	10.07	01/02/25	BRL	5,600	—	8
Brazil Interbank Deposit Rate (A)	Paying	10.23	01/02/25	BRL	7,600	—	13
Brazil Interbank Deposit Rate (A)	Paying	10.30	01/02/25	BRL	9,000	—	6
Brazil Interbank Deposit Rate (A)	Paying	9.65	01/02/25	BRL	12,400	—	(14)
Mexican Interbank Rate (M)	Paying	5.61	07/07/21	MXN	14,100	2	(48)
Mexican Interbank Rate (M)	Paying	5.84	09/14/21	MXN	1,600	—	(5)
Mexican Interbank Rate (M)	Paying	5.81	09/29/21	MXN	1,300	—	(7)
Mexican Interbank Rate (M)	Paying	5.75	09/30/21	MXN	1,600	—	(9)
Mexican Interbank Rate (M)	Paying	5.63	10/11/21	MXN	13,000	2	(44)
Mexican Interbank Rate (M)	Paying	5.74	04/24/23	MXN	23,100	4	(104)
Mexican Interbank Rate (M)	Paying	5.74	04/25/23	MXN	10,300	2	(47)
Mexican Interbank Rate (M)	Paying	5.93	08/04/23	MXN	22,000	4	(94)
Mexican Interbank Rate (M)	Paying	5.94	08/04/23	MXN	22,000	4	(94)
Mexican Interbank Rate (M)	Paying	6.08	03/10/26	MXN	14,600	4	(1)
Mexican Interbank Rate (M)	Paying	7.38	11/04/26	MXN	7,200	2	(5)
Mexican Interbank Rate (M)	Paying	7.74	02/22/27	MXN	4,100	1	(5)
Mexican Interbank Rate (M)	Paying	7.73	02/25/27	MXN	33,200	10	(61)
Mexican Interbank Rate (M)	Paying	7.35	09/30/27	MXN	4,000	1	(8)
Mexican Interbank Rate (M)	Paying	6.19	01/03/35	MXN	4,000	2	(42)
Mexican Interbank Rate (M)	Paying	7.38	08/14/37	MXN	37,300	18	(164)
Mexican Interbank Rate (M)	Paying	7.36	08/21/37	MXN	25,000	12	(111)
						45	(601)

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Darden Restaurants Inc., 6.80%, 10/15/37 (Q)	1.00	06/20/20	200	(4)	—	(1)
iTraxx Europe Series 28 (Q)	1.00	12/20/22	5,000	(163)	2	(29)
				(167)	2	(30)
Credit default swap agreements - sell protection[4]
Anadarko Petroleum Corp., 6.95%, 06/15/19 (Q)	1.00	06/20/21	(100)	1	—	4
Anadarko Petroleum Corp., 6.95%, 06/15/19 (Q)	1.00	12/20/21	(400)	4	—	23
Anadarko Petroleum Corp., 6.95%, 06/15/19 (Q)	1.00	06/20/22	(700)	4	—	17
Berkshire Hathaway Inc., 1.55%, 02/09/18 (Q)	1.00	06/20/21	(500)	11	—	5
Berkshire Hathaway Inc., 1.55%, 02/09/18 (Q)	1.00	12/20/22	(900)	20	—	4
Berkshire Hathaway Inc., 1.90%, 01/31/17 (Q)	1.00	12/20/20	(200)	4	—	8
Berkshire Hathaway Inc., 2.75%, 03/15/23 (Q)	1.00	12/20/22	(3,700)	83	—	4
Canadian Natural Resources Ltd., 3.45%, 11/15/21 (Q)	1.00	06/20/22	(200)	3	—	6
CDX.NA.IG.27 (Q)	1.00	12/20/21	(800)	18	—	6
CDX.NA.IG.28 (Q)	1.00	06/20/22	(22,400)	500	4	101
CDX.NA.IG.29 (Q)	1.00	12/20/22	(1,200)	29	—	2
D.R. Horton Inc., 3.63%, 02/15/18 (Q)	1.00	03/20/21	(100)	3	—	2
Enbridge Inc., 3.50%, 06/10/24 (Q)	1.00	12/20/21	(100)	1	—	6
Enbridge Inc., 3.50%, 06/10/24 (Q)	1.00	06/20/22	(50)	1	—	1
EnCana Corp., 6.50%, 05/15/19 (Q)	1.00	03/20/18	(100)	—	—	—
Ford Motor Co., 6.50%, 08/01/18 (Q)	5.00	12/20/21	(1,100)	186	—	20
Ford Motor Credit Co. LLC, 5.00%, 05/15/18 (Q)	5.00	06/20/21	(400)	61	—	(2)
Ford Motor Credit Co. LLC, 5.00%, 05/15/18 (Q)	5.00	06/20/22	(100)	18	—	1
General Motors Co., 3.50%, 10/02/18 (Q)	5.00	06/20/22	(600)	108	—	6
Goldman Sachs Group Inc., 5.95%, 01/18/18 (Q)	1.00	12/20/20	(800)	15	—	3
Goldman Sachs Group Inc., 5.95%, 01/18/18 (Q)	1.00	06/20/21	(1,700)	35	—	10
Goldman Sachs Group Inc., 5.95%, 01/18/18 (Q)	1.00	12/20/21	(1,400)	31	—	13
Hess Corp., 8.13%, 02/15/19 (Q)	1.00	06/20/21	(300)	3	—	19
Host Hotels & Resorts LP, 4.75%, 03/01/23 (Q)	1.00	12/20/20	(300)	7	—	5
iTraxx Europe Senior Series 25 (Q)	1.00	12/20/21	(1,400)	47	—	43
MetLife Inc., 4.75%, 02/08/21 (Q)	1.00	06/20/21	(1,000)	24	—	31
MetLife Inc., 4.75%, 02/08/21 (Q)	1.00	06/20/22	(800)	20	—	10
MetLife Inc., 4.75%, 02/08/21 (Q)	1.00	12/20/22	(1,100)	26	—	4

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Credit Default Swap Agreements (continued)
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley, 3.75%, 02/25/23 (Q)	1.00	12/20/20	(300)	6	—	1
Prudential Financial Inc., 6.10%, 06/15/17 (Q)	1.00	06/20/21	(100)	2	—	2
Ryder System Inc., 2.55%, 06/01/19 (Q)	1.00	06/20/22	(500)	14	—	4
Sherwin-Williams Co., 7.38%, 02/01/27 (Q)	1.00	12/20/22	(1,000)	19	—	3
Simon Property Group Inc., 4.38%, 03/01/21 (Q)	1.00	06/20/22	(1,300)	24	—	20
Sprint Communications, 7.00%, 08/15/20 (Q)	5.00	09/20/20	(100)	8	—	4
Telefonica Emisiones SAU, 2.74%, 05/29/19 (Q)	1.00	06/20/22	(100)	2	—	2
Tenet Healthcare Corp., 6.88%, 11/15/31 (Q)	5.00	03/20/19	(100)	5	—	—
Viacom Inc., 6.88%, 04/30/36 (Q)	1.00	06/20/21	(300)	1	—	(3)
				1,344	4	385

Exchange Traded Purchased Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
90-Day Eurodollar Future	Put	98.25	03/19/18	211	28
					28

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]		Value ($)
Interest Rate Swaptions
3M LIBOR,11/29/20	CGM	Call	2.00	11/27/18		29,100,000	45
3M LIBOR, 02/21/49	DUB	Put	3.23	02/19/19		900,000	10
3M LIBOR, 03/12/49	GSC	Put	3.10	03/08/19		700,000	12
3M LIBOR, 03/20/49	GSC	Put	3.20	03/18/19		900,000	12
3M LIBOR, 08/15/48	DUB	Put	2.93	08/13/18		300,000	4
3M LIBOR, 09/18/48	MSC	Put	3.18	09/17/18		1,150,000	8
3M LIBOR, 09/20/49	DUB	Put	3.26	09/18/19		900,000	17
3M LIBOR, 12/18/49	GSC	Put	3.63	12/16/19		600,000	7
6M GBP LIBOR, 02/21/23	GSC	Put	1.55	02/21/18	GBP	1,200,000	—
6M GBP LIBOR, 03/01/23	GSC	Put	1.47	03/01/18	GBP	1,400,000	—
							115

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Exchange Traded Future Options
10-Year U.S. Treasury Note Future	Call	126.00	01/26/18	21	(1)
10-Year U.S. Treasury Note Future	Call	125.50	01/26/18	10	(1)
10-Year U.S. Treasury Note Future	Put	123.00	01/26/18	21	(3)
10-Year U.S. Treasury Note Future	Put	122.50	01/26/18	10	(1)
90-Day Eurodollar Future	Call	98.75	03/19/18	211	(1)
					(7)

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)		Expiration	Notional/ Contracts [1]		Value ($)
Foreign Currency Options
Euro versus USD	GSC	Call		1.22	01/29/18	EUR	1,000,000	(4)
Mexican Peso versus USD	GSC	Call	MXN	19.60	01/18/18		1,300,000	(19)
Russian Ruble versus USD	GSC	Call	RUB	60.08	01/19/18		1,400,000	(2)
Russian Ruble versus USD	MSC	Call	RUB	60.50	01/10/18		900,000	—
								(25)
Interest Rate Swaptions
3M LIBOR, 02/21/24	DUB	Put		3.00	02/19/19		4,600,000	(13)
3M LIBOR, 02/23/23	GSC	Put		2.98	02/21/18		1,500,000	—
3M LIBOR, 03/05/23	MSC	Put		3.00	03/01/18		1,800,000	—
3M LIBOR, 03/12/24	GSC	Put		2.97	03/08/19		3,000,000	(10)
3M LIBOR, 03/20/24	GSC	Put		3.05	03/18/19		4,500,000	(12)
3M LIBOR, 08/15/23	DUB	Put		2.90	08/13/18		1,300,000	(2)
3M LIBOR, 09/19/23	MSC	Put		3.00	09/17/18		5,050,000	(6)
3M LIBOR, 09/20/24	DUB	Put		2.94	09/18/19		3,900,000	(23)
3M LIBOR, 11/29/28	CGM	Call		2.20	11/27/18		2,000,000	(20)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Written Options (continued)
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
3M LIBOR, 11/29/28	CGM	Call	2.18	11/27/18	2,000,000	(19)
3M LIBOR, 12/18/24	GSC	Put	3.75	12/16/19	2,800,000	(5)
3M LIBOR,11/29/28	CGM	Call	2.21	11/27/18	2,000,000	(21)
						(131)

Forward Foreign Currency Contracts

Purchased/ Sold	Counter-party	Expiration	Notional [1]		Value ($)	Unrealized Appreciation (Depreciation) ($)
ARS/USD	GSC	02/14/18	ARS	8,971	470	(12)
ARS/USD	JPM	09/26/18	ARS	10,400	488	(2)
BRL/USD	BNP	01/03/18	BRL	5,085	1,533	(7)
BRL/USD	CIT	01/03/18	BRL	5,401	1,628	(23)
BRL/USD	BNP	02/02/18	BRL	5,386	1,618	14
CNY/USD	MSC	03/14/18	CNY	26,875	4,110	95
EUR/USD	CIT	01/10/18	EUR	217	261	2
IDR/USD	SCB	01/19/18	IDR	8,010,675	589	—
IDR/USD	UBS	03/14/18	IDR	14,644,721	1,073	8
INR/USD	CIT	03/13/18	INR	129,111	2,006	36
JPY/USD	GSC	01/10/18	JPY	556,900	4,946	(7)
KRW/USD	GSC	03/14/18	KRW	2,364,577	2,211	26
MXN/USD	CIT	01/24/18	MXN	95,924	4,864	(239)
PEN/USD	BNP	03/21/18	PEN	3,167	975	2
RUB/USD	CIT	01/19/18	RUB	112,017	1,940	26
RUB/USD	MSC	03/07/18	RUB	112,692	1,940	54
USD/AUD	JPM	01/10/18	AUD	(2,931)	(2,289)	(72)
USD/AUD	SCB	01/10/18	AUD	(2,111)	(1,649)	(47)
USD/BRL	BNP	01/03/18	BRL	(5,386)	(1,624)	(14)
USD/BRL	BNP	01/03/18	BRL	(5,100)	(1,537)	2
USD/CNY	GSC	03/14/18	CNY	(27,061)	(4,138)	(87)
USD/EUR	BNP	01/10/18	EUR	(8,461)	(10,167)	(80)
USD/EUR	BOA	01/10/18	EUR	(671)	(806)	(13)
USD/GBP	UBS	01/10/18	GBP	(5,308)	(7,177)	(111)
USD/JPY	BCL	02/05/18	JPY	(296,300)	(2,635)	(16)
USD/JPY	BCL	02/13/18	JPY	(281,400)	(2,503)	(16)
USD/KRW	UBS	03/14/18	KRW	(2,383,144)	(2,229)	(87)
USD/MXN	GSC	01/24/18	MXN	(11,671)	(592)	9
USD/PLN	CIT	02/05/18	PLN	(2,646)	(761)	(34)
USD/SGD	BOA	03/14/18	SGD	(2,895)	(2,167)	(39)
ZAR/USD	SCB	02/06/18	ZAR	1,463	117	3
					(9,505)	(629)

OTC Interest Rate Swap Agreements
Floating Rate Index[2]	Paying/ Receiving Floating Rate	Counterparty	Fixed Rate (%)	Expiration	Notional [1]		Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Chilean Interbank Rate (S)	Paying	GSC	3.27	11/14/21	CLP	3,433,600	—	(21)
Chilean Interbank Rate (S)	Paying	GSC	3.52	11/16/22	CLP	571,000	—	(2)
							—	(23)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - sell protection[4]
BHP Billiton Finance USA Ltd., 6.50%, 04/01/19 (Q)	BNP	0.31	1.00	06/20/21	(200)	5	(6)	11
CDX.NA.HY.25 (Q)	BOA	N/A	5.00	12/20/20	(100)	14	1	13
CDX.NA.HY.27 (Q)	BOA	N/A	5.00	12/20/21	(300)	49	46	3
CDX.NA.HY.27 (Q)	CGM	N/A	5.00	12/20/21	(600)	97	52	45
CDX.NA.HY.27 (Q)	JPM	N/A	5.00	12/20/21	(200)	32	17	15
CDX.NA.HY.29 (Q)	JPM	N/A	5.00	12/20/22	(200)	35	32	3
CMBX.NA.AAA.10 (M)	GSC	N/A	0.50	11/17/59	(100)	—	(3)	3
CMBX.NA.AAA.10 (M)	MSC	N/A	0.50	11/17/59	(100)	—	(3)	3
CMBX.NA.AAA.10 (M)	UBS	N/A	0.50	11/17/59	(100)	—	(3)	3
CMBX.NA.AAA.8 (M)	CSI	N/A	0.50	10/17/57	(300)	2	(15)	17
CMBX.NA.AAA.9 (M)	GSC	N/A	0.50	09/17/58	(4,000)	8	(161)	169
CMBX.NA.AAA.9 (M)	MSC	N/A	0.50	09/17/58	(500)	1	(19)	20
CMBX.NA.BB.6 (M)	MSC	N/A	5.00	05/11/63	(1,100)	(260)	(155)	(105)
CMBX.NA.BBB-.6 (M)	GSC	N/A	3.00	05/11/63	(400)	(59)	(28)	(31)
CMBX.NA.BBB-.9 (M)	GSC	N/A	3.00	09/17/58	(400)	(44)	(74)	30
CMBX.NA.BBB-.9 (M)	MSC	N/A	3.00	09/17/58	(200)	(22)	(21)	(1)
Federative Republic of Brazil, 12.25%, 03/06/30 (Q)	MSC	0.46	1.00	12/20/18	(100)	1	(4)	5
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	BNP	1.44	1.00	06/20/22	(100)	(2)	(7)	5
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	CSI	0.86	1.00	09/20/20	(200)	1	(14)	15
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	CSI	1.44	1.00	06/20/22	(100)	(2)	(7)	5
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	DUB	1.44	1.00	06/20/22	(200)	(4)	(13)	9

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Credit Default Swap Agreements (continued)
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	GSC	1.44	1.00	06/20/22	(600)	(11)	(37)	26
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	GSC	1.61	1.00	12/20/22	(600)	(17)	(29)	12
Federative Republic of Brazil, 4.25%, 01/07/25 (Q)	UBS	1.44	1.00	06/20/22	(100)	(2)	(7)	5
Gazprom OAO, 2.85%, 10/25/19 (Q)	BOA	0.80	1.00	06/20/20	(100)	1	(16)	17
Gazprom OAO, 2.85%, 10/25/19 (Q)	JPM	0.80	1.00	06/20/20	(50)	—	(8)	8
Italy Government International Bond, 6.88%, 09/27/23 (Q)	BCL	0.43	1.00	06/20/20	(1,200)	17	(1)	18
Italy Government International Bond, 6.88%, 09/27/23 (Q)	BNP	0.30	1.00	06/20/19	(500)	5	4	1
Italy Government International Bond, 6.88%, 09/27/23 (Q)	BOA	0.43	1.00	06/20/20	(400)	5	(1)	6
Italy Government International Bond, 6.88%, 09/27/23 (Q)	BOA	0.57	1.00	06/20/21	(1,900)	27	(30)	57
Italy Government International Bond, 6.88%, 09/27/23 (Q)	BOA	0.26	1.00	03/20/19	(400)	4	(7)	11
Italy Government International Bond, 6.88%, 09/27/23 (Q)	DUB	0.30	1.00	06/20/19	(300)	3	(2)	5
Italy Government International Bond, 6.88%, 09/27/23 (Q)	DUB	0.30	1.00	06/20/19	(400)	4	3	1
Italy Government International Bond, 6.88%, 09/27/23 (Q)	GSC	0.43	1.00	06/20/20	(300)	5	—	5
Italy Government International Bond, 6.88%, 09/27/23 (Q)	GSC	0.57	1.00	06/20/21	(800)	11	(14)	25
Italy Government International Bond, 6.88%, 09/27/23 (Q)	MSC	0.30	1.00	06/20/19	(200)	2	1	1
MCDX.NA.24 (Q)	MSC	N/A	1.00	06/20/25	(150)	4	(5)	9
People's Republic of China, 7.50%, 10/28/27 (Q)	BCL	0.34	1.00	06/20/21	(900)	20	(10)	30
People's Republic of China, 7.50%, 10/28/27 (Q)	BNP	0.34	1.00	06/20/21	(600)	14	(6)	20
People's Republic of China, 7.50%, 10/28/27 (Q)	CGM	0.26	1.00	09/20/20	(100)	2	—	2
People's Republic of China, 7.50%, 10/28/27 (Q)	GSC	0.34	1.00	06/20/21	(100)	3	—	3
People's Republic of China, 7.50%, 10/28/27 (Q)	JPM	0.34	1.00	06/20/21	(100)	2	(1)	3
People's Republic of China, 7.50%, 10/28/27 (Q)	MSC	0.34	1.00	06/20/21	(300)	7	(2)	9
People's Republic of China, 7.50%, 10/28/27 (Q)	UBS	0.34	1.00	06/20/21	(200)	4	(2)	6
Petrobras International Finance Co., 8.38%, 12/10/18 (Q)	BNP	0.88	1.00	09/20/19	(400)	1	(21)	22
Petrobras International Finance Co., 8.38%, 12/10/18 (Q)	BNP	0.92	1.00	12/20/19	(400)	1	(44)	45
Petroleos Mexicanos, 6.63%, 06/15/35 (Q)	BCL	0.94	1.00	09/20/20	(900)	2	(46)	48
Petroleos Mexicanos, 6.63%, 06/15/35 (Q)	BCL	1.56	1.00	06/20/22	(400)	(9)	(17)	8
Petroleos Mexicanos, 6.63%, 06/15/35 (Q)	BNP	1.56	1.00	06/20/22	(1,700)	(39)	(103)	64
Petroleos Mexicanos, 6.63%, 06/15/35 (Q)	DUB	1.32	1.00	12/20/21	(200)	(2)	(18)	16
Petroleos Mexicanos, 6.63%, 06/15/35 (Q)	DUB	1.56	1.00	06/20/22	(700)	(16)	(28)	12
Petroleos Mexicanos, 6.63%, 06/15/35 (Q)	GSC	0.94	1.00	09/20/20	(250)	—	(13)	13
Republic of Argentina, 7.63%, 04/22/46 (Q)	CGM	2.17	5.00	06/20/22	(800)	95	70	25
Republic of Colombia, 10.38%, 01/28/33 (Q)	DUB	0.67	1.00	06/20/21	(650)	7	(19)	26
Republic of Colombia, 10.38%, 01/28/33 (Q)	UBS	0.67	1.00	06/20/21	(650)	7	(19)	26
Republic of Indonesia, 5.88%, 03/13/20 (Q)	BNP	0.86	1.00	12/20/22	(100)	1	—	1
Republic of South Africa, 5.50%, 03/09/20 (Q)	CGM	1.05	1.00	06/20/21	(600)	(1)	(50)	49
United Mexican States, 4.15%, 03/28/27 (Q)	CGM	1.06	1.00	12/20/22	(900)	(3)	(6)	3
United Mexican States, 4.15%, 03/28/27 (Q)	GSC	1.06	1.00	12/20/22	(1,300)	(3)	(8)	5
United Mexican States, 5.95%, 03/19/19 (Q)	BCL	0.95	1.00	06/20/22	(4,100)	11	(58)	69
United Mexican States, 5.95%, 03/19/19 (Q)	GSC	0.40	1.00	03/20/19	(100)	1	1	—
United Mexican States, 5.95%, 03/19/19 (Q)	MSC	0.40	1.00	03/20/19	(400)	3	3	—
					(34,350)	18	(931)	949

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

OTC Total Return Swap Agreements
Reference Entity[2]	Counterparty	Rate Paid/Received by Fund[9]	Expiration	Notional[1]	Unrealized Appreciation (Depreciation) ($)
Total return swap agreements - receiving return
INVESTMENT COMPANIES
iBoxx USD Liquid Leveraged Loan Index (Q)	CIT	3M LIBOR +0.00%	03/20/18	300	(1)
iBoxx USD Liquid Leveraged Loan Index (Q)	GSI	3M LIBOR +0.00%	03/20/18	300	(1)
iBoxx USD Liquid Leveraged Loan Index (Q)	JPM	3M LIBOR +0.00%	03/20/18	100	—
iBoxx USD Liquid Leveraged Loan Index (Q)	JPM	3M LIBOR +0.00%	03/20/18	100	—
					(2)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/PPM America Long Short Credit Fund * (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.7%
American Express Credit Account Master Trust
Series 2017-A-4, 1.64%, 05/15/19	1,500	$1,492
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (b)	1,170	1,180
AmeriCredit Automobile Receivables Trust
Series 2016-A3-2, 1.60%, 11/09/20	2,500	2,496
Citibank Credit Card Issuance Trust
Series 2013-A2-A2, 1.83%, (1M US LIBOR + 0.28%), 05/24/18 (c)	1,250	1,251
Series 2017-A9-A9, 1.80%, 09/20/19	723	719
Series 2017-A4-A4, 1.62%, (1M US LIBOR + 0.22%), 04/07/20 (c)	614	615
GM Financial Consumer Automobile Receivables Trust
Series 2017-A2B-1A, 1.61%, (1M US LIBOR + 0.12%), 03/16/20 (b) (c)	975	975
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/10/22 (d) (e)	490	501
Mercedes-Benz Master Owner Trust
Series 2016-A-AA, 2.06%, (1M US LIBOR + 0.58%), 05/15/18 (b) (c)	2,385	2,389
Verizon Owner Trust
Series 2016-A-1A, 1.42%, 01/20/21 (b)	2,500	2,483
Other Securities		4,956
Total Non-U.S. Government Agency Asset-Backed Securities (cost $19,087)		19,057
CORPORATE BONDS AND NOTES 60.2%
Consumer Discretionary 4.5%
CCO Holdings LLC
5.13%, 05/01/27 (b)	843	830
Charter Communications Operating LLC
6.83%, 10/23/55	120	144
General Motors Co.
5.20%, 04/01/45	197	208
Numericable - SFR SA
7.38%, 05/01/26 (b)	322	330
Other Securities		5,168
		6,680
Consumer Staples 4.6%
BAT Capital Corp.
2.00%, (3M US LIBOR + 0.59%), 08/14/20 (b) (c)	1,250	1,255
3.56%, 08/15/27 (b) (f)	228	228
4.39%, 08/15/37 (b)	850	893
4.54%, 08/15/47 (b)	175	184
Kraft Heinz Foods Co.
1.98%, (3M US LIBOR + 0.57%), 02/10/21 (c)	1,000	1,001
3.95%, 07/15/25 (f)	239	247
5.00%, 07/15/35 (f)	279	305
4.38%, 06/01/46	100	99
Reynolds American Inc.
4.45%, 06/12/25 (f)	863	920
Other Securities		1,757
		6,889
Energy 7.1%
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	208	226
5.13%, 06/30/27	623	642
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	265	293
5.88%, 06/30/26	534	602
Summit Midstream Holdings LLC
5.75%, 04/15/25	222	224
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (g)	750	756
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	822	859
Other Securities		7,068
		10,670
	Shares/Par[1]	Value
Financials 15.8%
American Express Credit Corp.
1.71%, (3M US LIBOR + 0.33%), 05/03/19 (c)	1,500	1,503
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (f)	684	706
4.90%, 02/01/46 (f)	917	1,062
Athene Global Funding
2.75%, 04/20/20 (b)	1,100	1,101
2.56%, (3M US LIBOR + 1.23%), 07/01/22 (b) (c)	1,000	1,014
Bank of America Corp.
2.02%, (3M US LIBOR + 0.66%), 07/21/21 (c)	300	302
2.36%, (3M US LIBOR + 1.00%), 04/24/23 (c)	500	509
4.00%, 01/22/25 (f)	629	654
3.82%, 01/20/28 (c) (f)	330	341
3.71%, 04/24/28 (f)	310	318
BMW US Capital LLC
1.73%, (3M US LIBOR + 0.38%), 04/06/20 (b) (c)	1,000	1,003
Capital One Financial Corp.
2.17%, (3M US LIBOR + 0.76%), 05/12/20 (c)	1,000	1,007
3.30%, 10/30/24	375	373
3.75%, 03/09/27	373	377
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (g)	336	371
2.33%, (3M US LIBOR + 0.96%), 04/25/22 (c)	750	757
4.45%, 09/29/27 (f)	89	94
4.13%, 07/25/28	110	113
Credit Suisse AG
6.50%, 08/08/23 (b) (f)	481	538
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (b) (g)	259	296
Goldman Sachs Group Inc.
2.40%, (3M US LIBOR + 0.73%), 12/27/20 (c)	1,150	1,157
3.00%, 04/26/22 (f)	119	119
2.91%, 07/24/23 (f)	61	61
Icahn Enterprises LP
6.25%, 02/01/22	160	164
6.75%, 02/01/24	100	103
6.38%, 12/15/25 (b)	747	747
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (g)	600	623
3.78%, 02/01/28 (c) (f)	291	301
Morgan Stanley
2.54%, (3M US LIBOR + 1.18%), 01/20/22 (c)	100	102
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (c)	400	404
4.10%, 05/22/23 (f)	1,049	1,091
2.62%, (3M US LIBOR + 1.22%), 05/08/24 (c)	500	512
4.35%, 09/08/26 (f)	268	281
3.63%, 01/20/27 (f)	200	205
Other Securities		5,379
		23,688
Health Care 5.1%
Actavis Funding SCS
4.75%, 03/15/45	102	109
Gilead Sciences Inc.
1.80%, (3M US LIBOR + 0.17%), 09/20/18 (c) (f)	1,500	1,499
HCA Inc.
4.25%, 10/15/19	1,203	1,228
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (b)	19	20
5.50%, 03/01/23 (b)	107	98
5.88%, 05/15/23 (b)	202	188
7.00%, 03/15/24 (b)	58	62
5.50%, 11/01/25 (b)	269	275
Watson Pharmaceuticals Inc.
3.25%, 10/01/22 (f)	1,000	1,005
Other Securities		3,075
		7,559
Industrials 5.9%
Aircastle Ltd.
6.25%, 12/01/19	539	570
5.00%, 04/01/23	826	870
4.13%, 05/01/24	139	141

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (f) (g)	2,240	2,306
United Technologies Corp.
1.90%, 05/04/20	1,000	990
Other Securities		3,986
		8,863
Information Technology 5.1%
Apple Inc.
1.48%, (3M US LIBOR + 0.07%), 05/11/20 (c) (f)	1,500	1,499
2.85%, 05/11/24 (f)	523	525
3.20%, 05/11/27 (f)	210	213
Broadcom Corp.
3.88%, 01/15/27 (b)	1,685	1,663
Intel Corp.
1.49%, (3M US LIBOR + 0.08%), 05/11/20 (c) (f)	1,000	998
QUALCOMM Inc.
1.80%, (3M US LIBOR + 0.36%), 05/20/19 (c) (f)	1,000	1,001
Other Securities		1,652
		7,551
Materials 5.9%
CF Industries Inc.
3.40%, 12/01/21 (b) (f)	350	353
4.50%, 12/01/26 (b) (f)	565	589
EI du Pont de Nemours & Co.
1.91%, (3M US LIBOR + 0.53%), 05/01/20 (c) (f)	1,058	1,066
Freeport-McMoRan Inc.
3.88%, 03/15/23	301	300
4.55%, 11/14/24	557	566
5.40%, 11/14/34	271	276
Martin Marietta Materials Inc.
2.10%, (3M US LIBOR + 0.65%), 05/22/20 (c)	1,000	1,006
Sherwin-Williams Co.
2.25%, 05/15/20	1,000	996
Other Securities		3,669
		8,821
Real Estate 0.7%
Other Securities		1,037
Telecommunication Services 2.6%
AT&T Inc.
3.90%, 08/14/27	800	806
5.25%, 03/01/37	368	389
4.90%, 08/14/37	675	680
Sprint Corp.
7.13%, 06/15/24	175	179
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	284	286
Other Securities		1,591
		3,931
Utilities 2.9%
Other Securities		4,293
Total Corporate Bonds And Notes (cost $87,839)		89,982
SENIOR LOAN INTERESTS 21.8%
Consumer Discretionary 8.5%
Aramark Services Inc.
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/09/24 (c)	430	432
Term Loan B-1, 3.35%, (3M LIBOR + 2.00%), 03/07/25 (c)	500	502
Caesars Entertainment Operating Co.
Term Loan, 3.85%, (3M LIBOR + 2.50%), 03/31/24 (c)	587	587
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (c)	862	865
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (c) (h)	492	492
Numericable Group SA
Term Loan B-11, 4.13%, (3M LIBOR + 2.75%), 06/22/25 (c)	893	851
Other Securities		8,954
		12,683
	Shares/Par[1]	Value
Consumer Staples 1.2%
Other Securities		1,781
Energy 1.9%
Other Securities		2,918
Financials 0.5%
Other Securities		748
Health Care 1.9%
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (c)	339	344
Other Securities		2,574
		2,918
Industrials 1.1%
Other Securities		1,682
Information Technology 1.2%
Other Securities		1,750
Materials 1.2%
Other Securities		1,727
Real Estate 0.3%
Other Securities		383
Telecommunication Services 1.9%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (c)	1,100	1,060
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/29/24 (c)	397	397
Other Securities		1,315
		2,772
Utilities 2.1%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (c)	1,140	1,142
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (c)	848	853
Other Securities		1,164
		3,159
Total Senior Loan Interests (cost $32,630)		32,521
GOVERNMENT AND AGENCY OBLIGATIONS 0.5%
Commercial Mortgage-Backed Securities 0.5%
Other Securities		776
Total Government And Agency Obligations (cost $774)		776
PREFERRED STOCKS 0.1%
Energy 0.1%
Other Securities		125
Total Preferred Stocks (cost $137)		125
OTHER EQUITY INTERESTS 0.0%
Other Securities		—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.6%
Energy 0.6%
Other Securities		883
Total Common Stocks (cost $938)		883
INVESTMENT COMPANIES 2.2%
SPDR Barclays High Yield Bond ETF (f)	86	3,158
Other Securities		148
Total Investment Companies (cost $3,454)		3,306
SHORT TERM INVESTMENTS 4.3%
Investment Companies 4.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (i) (j)	6,453	6,453
Total Short Term Investments (cost $6,453)		6,453
Total Investments 102.4% (cost $151,312)		153,103
Total Securities Sold Short (5.1)% (proceeds $7,529)		(7,601)
Other Derivative Instruments (0.2)%		(254)
Other Assets and Liabilities, Net 2.9%		4,329
Total Net Assets 100.0%		$149,577

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

(a) The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $43,134 and 28.8%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage backed securities (“MBS”) are determined by tranches of underlying mortgage backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) All or a portion of the security is pledged or segregated as collateral.

(g) Perpetual security. Next contractual call date presented, if applicable.

(h) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (5.1%)
CORPORATE BONDS AND NOTES (5.1%)
Consumer Discretionary (1.6%)
AutoZone Inc.
3.25%, 04/15/25	(1,300)	$(1,297)
Harley-Davidson Inc.
3.50%, 07/28/25	(1,000)	(1,027)
		(2,324)
Information Technology (2.5%)
eBay Inc.
3.45%, 08/01/24	(1,500)	(1,526)
	Shares/Par[1]	Value
Intel Corp.
4.10%, 05/11/47	(700)	(776)
Qualcomm Inc.
3.25%, 05/20/27	(1,500)	(1,465)
		(3,767)
Real Estate (1.0%)
Simon Property Group LP
3.30%, 01/15/26	(1,500)	(1,510)
Total Corporate Bonds And Notes (proceeds $7,529)		(7,601)
Total Securities Sold Short (5.1%) (proceeds $7,529)		$(7,601)

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Acrisure LLC, 7.00%, 11/15/25	11/06/17	$384	$370	0.3%
Bombardier Inc., 7.50%, 12/01/24	11/21/17	190	193	0.1
Continental Resources Inc., 4.38%, 01/15/28	12/05/17	363	358	0.3
Eagle Holding Co. II LLC, 7.63%, 05/15/22	04/28/17	140	142	0.1
Foundation Finance Trust, Series 2017-A-1A, 3.30%, 07/15/33	12/07/17	310	310	0.2
GS Mortgage Securities Trust, Series 2017-B-SLP REMIC, 3.77%, 10/10/22	10/19/17	504	501	0.3
Hologic Inc., 4.38%, 10/15/25	10/05/17	42	43	—
		$1,933	$1,917	1.3%

Unfunded Commitments

	Unfunded Commitment ($)	Appreciation/ (Depreciation) ($)
Radiate Holdco LLC Bridge Term Loan†	500	—
	500	—

† Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust’s Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

Futures Contracts
Reference Entity	Contracts Long (Short)[1]	Expiration	Notional [1]	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Euro FX Currency	(8)	March 2018	(1,187)	(7)	(20)
U.S. Treasury Long Bond	(24)	March 2018	(3,682)	(7)	10
U.S. Treasury Note, 10-Year	(229)	March 2018	(28,616)	(46)	209
U.S. Treasury Note, 2-Year	(39)	March 2018	(8,370)	(2)	20
U.S. Treasury Note, 5-Year	(169)	March 2018	(19,739)	(16)	107
Ultra 10-Year U.S. Treasury Note	21	March 2018	2,816	6	(11)
Ultra Long Term U.S. Treasury Bond	(15)	March 2018	(2,500)	(7)	(15)
				(79)	300

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Centrally Cleared Credit Default Swap Agreements
Reference Entity[2]	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional[1,7]	Value[6] ($)	Variation Margin Receivable (Payable) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
CDX.NA.IG.29 (Q)	1.00	09/20/22	7,500	(179)	(1)	(22)
				(179)	(1)	(22)

OTC Credit Default Swap Agreements
Reference Entity[2]	Counterparty	Implied Credit Spread [5] (%)	Fixed Receive/ Pay Rate[8] (%)	Expiration	Notional [1,7] ($)	Value[6] ($)	Premiums Paid (Received) ($)	Unrealized Appreciation (Depreciation) ($)
Credit default swap agreements - purchase protection[3]
Capital One Bank USA Corp., 2.25%, 02/13/19 (Q)	JPM	N/A	1.00	12/20/22	2,500	(96)	(85)	(11)
International Business Machines Corp., 1.63%, 05/15/20 (Q)	CGM	N/A	1.00	12/20/22	4,000	(137)	(124)	(13)
L Brands Inc., 8.50%, 06/15/19 (Q)	JPM	N/A	1.00	12/20/22	1,000	28	34	(6)
L Brands Inc., 8.50%, 06/15/19 (Q)	JPM	N/A	1.00	12/20/22	1,500	42	112	(70)
Marriott International Inc., 3.00%, 03/01/19 (Q)	CGM	N/A	1.00	12/20/22	2,500	(94)	(77)	(17)
Quest Diagnostics Inc., 2.50%, 03/20/20 (Q)	JPM	N/A	1.00	12/20/22	2,000	(65)	(67)	2
					13,500	(322)	(207)	(115)
Credit default swap agreements - sell protection[4]
Citigroup Inc., 6.13%, 05/15/18 (Q)	JPM	0.40	1.00	12/20/22	(2,500)	72	61	11
Host Hotels & Resorts LP, 4.75%, 03/01/23 (Q)	CGM	0.36	1.00	12/20/22	(2,500)	76	63	13
					(5,000)	148	124	24

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/T. Rowe Price Capital Appreciation Fund *
COMMON STOCKS 62.3%
Consumer Discretionary 9.5%
Adient Plc	199	$15,693
Amazon.com Inc. (a) (b)	40	46,783
ARAMARK Corp.	995	42,510
Liberty Global Plc - Class C (a)	202	6,825
Magna International Inc.	374	21,211
O'Reilly Automotive Inc. (a)	80	19,254
Yum! Brands Inc.	477	38,925
Other Securities		51,228
		242,429
Consumer Staples 7.5%
Dr. Pepper Snapple Group Inc.	399	38,765
Kraft Heinz Foods Co.	412	32,007
Philip Morris International Inc.	494	52,238
Other Securities		69,916
		192,926
Energy 1.1%
Other Securities		28,004
Financials 7.0%
Bank of New York Mellon Corp. (b)	273	14,710
Intercontinental Exchange Inc.	219	15,452
Marsh & McLennan Cos. Inc.	921	74,930
PNC Financial Services Group Inc. (b)	287	41,395
State Street Corp. (b)	193	18,794
Other Securities		13,082
		178,363
Health Care 15.1%
Abbott Laboratories	911	51,978
Aetna Inc.	130	23,444
Anthem Inc.	82	18,563
Becton Dickinson & Co.	264	56,432
Biogen Inc. (a) (b)	74	23,433
Danaher Corp. (b)	679	63,009
PerkinElmer Inc.	756	55,285
Thermo Fisher Scientific Inc.	115	21,853
UnitedHealth Group Inc.	137	30,300
Other Securities		41,885
		386,182
Industrials 5.1%
Equifax Inc.	182	21,426
Fortive Corp.	385	27,862
Johnson Controls International Plc	256	9,764
Roper Industries Inc.	118	30,475
Waste Connections Inc.	258	18,309
Other Securities		23,542
		131,378
Information Technology 14.4%
Alphabet Inc. - Class A (a) (b)	11	11,455
Alphabet Inc. - Class C (a) (b)	41	42,775
Apple Inc. (b)	92	15,501
Fidelity National Information Services Inc.	547	51,439
Fiserv Inc. (a)	567	74,405
Intuit Inc.	117	18,435
MasterCard Inc. - Class A (b)	103	15,639
Microsoft Corp.	682	58,330
Texas Instruments Inc.	134	13,998
Visa Inc. - Class A (b)	596	67,910
		369,887
Materials 0.9%
Other Securities		22,000
Real Estate 0.3%
SBA Communications Corp. (a)	56	9,151
Utilities 1.4%
DTE Energy Co.	85	9,320
Eversource Energy	163	10,286
PG&E Corp.	391	17,517
		37,123
Total Common Stocks (cost $1,421,862)		1,597,443
	Shares/Par[1]	Value
TRUST PREFERRED 0.2%
Utilities 0.2%
Other Securities		4,092
Total Trust Preferreds (cost $4,075)		4,092
PREFERRED STOCKS 2.5%
Financials 0.4%
State Street Corp. - Series S, 6.00%, (callable at 25 beginning 12/15/19) (c)	6	171
Other Securities		9,938
		10,109
Health Care 0.9%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (d)	416	24,067
Real Estate 0.5%
Crown Castle International Corp. - Series A, 6.88%, 08/01/20 (d)	2	2,462
Other Securities		9,005
		11,467
Utilities 0.7%
DTE Energy Co., 6.50%, 10/01/19 (d)	170	9,194
DTE Energy Co., 5.25%, 12/01/77	205	5,268
Other Securities		3,778
		18,240
Total Preferred Stocks (cost $59,869)		63,883
INVESTMENT COMPANIES 0.1%
SPDR Financial Select Sector ETF	34	955
T. Rowe Price Institutional Floating Rate Fund (e)	115	1,157
Other Securities		1,885
Total Investment Companies (cost $3,990)		3,997
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Other Securities		1,911
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,894)		1,911
CORPORATE BONDS AND NOTES 19.0%
Consumer Discretionary 5.0%
Amazon.com Inc.
2.60%, 12/05/19	3,865	3,906
ARAMARK Services Inc.
5.00%, 04/01/25 (f)	5,735	6,043
KFC Holding Co.
5.00%, 06/01/24 (f)	1,835	1,899
5.25%, 06/01/26 (f)	2,675	2,821
4.75%, 06/01/27 (f) (g)	8,550	8,735
Netflix Inc.
5.88%, 02/15/25	2,500	2,667
4.38%, 11/15/26 (g)	9,060	8,885
4.88%, 04/15/28 (f)	14,985	14,676
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (f)	5,425	5,733
Yum! Brands Inc.
6.25%, 03/15/18	2,620	2,635
5.30%, 09/15/19 (g)	1,890	1,966
3.88%, 11/01/20	2,760	2,819
3.75%, 11/01/21 (g)	7,031	7,149
3.88%, 11/01/23 (g)	2,595	2,609
6.88%, 11/15/37	1,165	1,280
5.35%, 11/01/43 (g)	985	956
Other Securities		54,253
		129,032
Consumer Staples 0.4%
Philip Morris International Inc.
1.86%, (3M US LIBOR + 0.42%), 02/21/20 (h)	1,280	1,285
2.00%, 02/21/20	1,300	1,294
2.63%, 02/18/22	1,610	1,608
Other Securities		5,014
		9,201
Energy 0.2%
Other Securities		5,010

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Financials 2.6%
Bank of New York Mellon Corp.
4.63%, (callable at 100 beginning 09/20/26) (c)	1,225	1,246
4.95%, (callable at 100 beginning 06/20/20) (c)	3,075	3,187
HUB International Ltd.
7.88%, 10/01/21 (f)	5,195	5,414
Marsh & McLennan Cos. Inc.
2.35%, 03/06/20	440	440
2.75%, 01/30/22	1,090	1,092
3.30%, 03/14/23	1,205	1,231
PNC Financial Services Group Inc.
5.00%, (callable at 100 beginning 11/01/26) (c) (g)	5,535	5,884
State Street Corp.
5.25%, (callable at 100 beginning 09/15/20) (c)	2,150	2,258
Other Securities		45,585
		66,337
Health Care 2.9%
Becton Dickinson & Co.
2.68%, 12/15/19	854	857
2.54%, (3M US LIBOR + 1.03%), 06/06/22 (h)	2,765	2,775
3.36%, 06/06/24	2,810	2,816
Centene Corp.
5.63%, 02/15/21	6,779	6,988
4.75%, 05/15/22	4,090	4,257
6.13%, 02/15/24	3,495	3,716
HCA Inc.
3.75%, 03/15/19	1,200	1,211
4.25%, 10/15/19	2,985	3,047
6.50%, 02/15/20	13,346	14,213
Thermo Fisher Scientific Inc.
3.20%, 08/15/27	4,260	4,219
Other Securities		30,680
		74,779
Industrials 1.5%
Fortive Corp.
1.80%, 06/15/19	105	104
Northrop Grumman Corp.
2.55%, 10/15/22	5,385	5,342
2.93%, 01/15/25	5,955	5,917
3.25%, 01/15/28	9,099	9,111
Other Securities		17,430
		37,904
Information Technology 1.9%
Apple Inc.
1.50%, 09/12/19	7,702	7,637
Fiserv Inc.
2.70%, 06/01/20	4,825	4,849
Microsoft Corp.
3.30%, 02/06/27	20,995	21,658
Texas Instruments Inc.
2.90%, 11/03/27	1,250	1,240
Other Securities		13,331
		48,715
Materials 0.6%
Other Securities		14,732
Real Estate 1.3%
Crown Castle International Corp.
4.88%, 04/15/22	5,675	6,091
5.25%, 01/15/23	10,150	11,111
SBA Communications Corp.
4.88%, 07/15/22	6,462	6,659
Other Securities		10,553
		34,414
Telecommunication Services 1.0%
SBA Communications Corp.
4.88%, 09/01/24	10,150	10,424
Virgin Media Finance Plc
6.00%, 10/15/24 (f)	3,050	3,126
Virgin Media Secured Finance Plc
5.25%, 01/15/26 (f)	3,700	3,764
	Shares/Par[1]	Value
Other Securities		7,963
		25,277
Utilities 1.6%
DTE Energy Co.
3.80%, 03/15/27	5,700	5,882
Eversource Energy
2.75%, 03/15/22	2,725	2,726
2.90%, 10/01/24	2,250	2,229
NSTAR Electric Co.
3.20%, 05/15/27	3,215	3,250
Pacific Gas & Electric Co.
3.30%, 03/15/27	3,310	3,288
Other Securities		24,352
		41,727
Total Corporate Bonds And Notes (cost $485,128)		487,128
SENIOR LOAN INTERESTS 1.2%
Consumer Discretionary 0.1%
Other Securities		2,180
Energy 0.1%
Other Securities		3,419
Financials 0.5%
HUB International Ltd.
Term Loan B, 4.41%, (3M LIBOR + 3.00%), 09/16/20 (h)	11,954	12,003
Other Securities		1,885
		13,888
Health Care 0.2%
Other Securities		5,083
Industrials 0.1%
Other Securities		2,419
Information Technology 0.1%
Fiserv Inc.
Term Loan, 2.49%, (3M LIBOR + 1.25%), 10/25/18 (h) (i) (j) (k)	260	259
Other Securities		1,487
		1,746
Materials 0.1%
Other Securities		1,390
Total Senior Loan Interests (cost $29,930)		30,125
GOVERNMENT AND AGENCY OBLIGATIONS 2.4%
U.S. Treasury Securities 2.4%
U.S. Treasury Note
2.25%, 11/15/27 (g)	61,602	60,716
Total Government And Agency Obligations (cost $60,313)		60,716
SHORT TERM INVESTMENTS 15.4%
Investment Companies 12.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (l)	4,558	4,558
T. Rowe Price Government Reserve Fund, 1.23% (e) (l)	313,813	313,813
		318,371
Securities Lending Collateral 3.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (l)	76,920	76,920
Total Short Term Investments (cost $395,291)		395,291
Total Investments 103.2% (cost $2,462,352)		2,644,586
Total Purchased Options 0.1% (cost $1,058)		2,401
Other Derivative Instruments (0.6)%		(15,806)
Other Assets and Liabilities, Net (2.7)%		(68,543)
Total Net Assets 100.0%		$2,562,638

(a) Non-income producing security.

(b) All or a portion of the security is subject to a written call option.

(c) Perpetual security. Next contractual call date presented, if applicable.

(d) Convertible security.

(e) Investment in affiliate.

(f) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $108,037 and

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

4.2%, respectively.

(g) All or portion of the security was on loan.

(h) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(i) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(j) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(k) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(l) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Fiserv Inc., Term Loan, 2.49%, 10/25/18	03/23/17	$260	$259	—%
Global Payments Inc., Term Loan, 3.35%, 05/02/22	07/14/17	1,487	1,487	0.1
Institutional Shareholder Services Inc., Term Loan, 0.00%, 01/16/18	11/07/17	38	38	—
Institutional Shareholder Services Inc., Term Loan, 5.11%, 10/03/24	10/06/17	421	422	—
US Airways Pass-Through Trust, Series 2012-B-2, 6.75%, 06/03/21	04/26/17	144	147	—
		$2,350	$2,353	0.1%

Long Term Investments in Affiliates

Affiliated Investment	Value Beginning of Period($)	Purchases($)	Sales Proceeds($)	Dividend Income($)	Realized Gain (Loss)($)	Change in Unrealized Appreciation (Depreciation) ($)	Value End of Period($)	Percentage of Net Assets(%)
T. Rowe Price Institutional Floating Rate Fund	1,115	49	—	49	—	(7)	1,157	0.0
	1,115	49	—	49	—	(7)	1,157	0.0

OTC Purchased Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Altria Group Inc.	CGM	Call	67.50	06/15/18	95	58
Altria Group Inc.	CGM	Call	65.00	03/16/18	95	70
AT&T Inc.	GSC	Call	40.00	06/15/18	949	129
AT&T Inc.	GSC	Call	39.00	04/20/18	949	133
Comcast Corp.	CSI	Call	40.00	06/15/18	468	122
CVS Health Corp.	CGM	Call	85.00	05/18/18	94	8
Dr Pepper Snapple Group Inc.	CGM	Call	95.00	05/18/18	94	52
Dr Pepper Snapple Group Inc.	CGM	Call	92.50	05/18/18	94	64
Genuine Parts Co.	CGM	Call	90.00	05/18/18	48	36
JM Smucker Co.	CSI	Call	115.00	04/20/18	95	111
Kraft Heinz Co.	CSI	Call	85.00	04/20/18	190	12
O'Reilly Automotive Inc.	CSI	Call	220.00	05/18/18	36	112
SPDR Consumer Discretionary Select Sector ETF	JPM	Call	95.00	06/15/18	494	299
SPDR Consumer Discretionary Select Sector ETF	JPM	Call	95.00	03/16/18	494	235
SPDR Financial Select Sector ETF	GSC	Call	26.00	06/15/18	1,065	279
SPDR Financial Select Sector ETF	GSC	Call	26.00	03/16/18	1,065	245
Synchrony Financial	CGM	Call	31.00	03/16/18	95	76
Sysco Corp.	CGM	Call	55.00	05/18/18	47	31
Verizon Communications Inc.	CGM	Call	50.00	06/15/18	273	109
Verizon Communications Inc.	CGM	Call	50.00	04/20/18	273	101
Wells Fargo & Co.	CSI	Call	55.00	06/15/18	86	61
Wells Fargo & Co.	CSI	Call	55.00	05/18/18	86	58
						2,401

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Exchange Traded Written Options
Reference Entity	Put/Call	Exercise Price ($)/ Swaption Rate (%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
MasterCard Inc.	Call	130.00	01/19/18	1	(2)
MasterCard Inc.	Call	125.00	01/19/18	10	(27)
MasterCard Inc.	Call	120.00	01/19/18	21	(68)
					(97)

OTC Written Options
Reference Entity	Counterparty	Put/Call	Exercise Price ($)/ Swaption Rate(%)	Expiration	Notional/ Contracts [1]	Value ($)
Options on Securities
Alphabet Inc. - Class A	CSI	Call	1,200.00	01/18/19	23	(108)
Alphabet Inc. - Class C	CGM	Call	880.00	01/19/18	34	(564)
Alphabet Inc. - Class C	CGM	Call	900.00	01/19/18	31	(460)
Alphabet Inc. - Class C	CGM	Call	920.00	01/19/18	37	(474)
Alphabet Inc. - Class C	CGM	Call	940.00	01/19/18	36	(392)
Alphabet Inc. - Class C	CGM	Call	840.00	01/19/18	14	(300)
Alphabet Inc. - Class C	CGM	Call	860.00	01/19/18	14	(276)
Alphabet Inc. - Class C	CSI	Call	1,200.00	01/18/19	48	(200)
Alphabet Inc. - Class C	DUB	Call	940.00	01/19/18	23	(250)
Alphabet Inc. - Class C	DUB	Call	880.00	01/19/18	10	(166)
Alphabet Inc. - Class C	DUB	Call	900.00	01/19/18	38	(562)
Alphabet Inc. - Class C	DUB	Call	920.00	01/19/18	32	(409)
Amazon.com Inc.	CGM	Call	1,000.00	01/19/18	18	(310)
Amazon.com Inc.	DUB	Call	950.00	01/19/18	65	(1,442)
Amazon.com Inc.	DUB	Call	1,000.00	01/19/18	18	(310)
Apple Inc.	CGM	Call	180.00	01/19/18	243	(6)
Apple Inc.	CGM	Call	175.00	01/19/18	242	(19)
Bank of New York Mellon Corp.	CGM	Call	60.00	01/18/19	480	(94)
Bank of New York Mellon Corp.	CGM	Call	55.00	01/18/19	481	(194)
Bank of New York Mellon Corp.	CSI	Call	60.00	01/18/19	837	(165)
Biogen Inc.	CGM	Call	350.00	01/19/18	48	(35)
Danaher Corp.	CGM	Call	90.00	01/19/18	122	(43)
Danaher Corp.	DUB	Call	90.00	01/19/18	720	(252)
MasterCard Inc.	GSC	Call	140.00	01/19/18	439	(525)
PNC Financial Services Group Inc.	CSI	Call	135.00	01/19/18	272	(270)
PNC Financial Services Group Inc.	CSI	Call	150.00	01/18/19	54	(52)
PNC Financial Services Group Inc.	CSI	Call	155.00	01/18/19	54	(40)
PNC Financial Services Group Inc.	CSI	Call	145.00	01/18/19	54	(64)
PNC Financial Services Group Inc.	CSI	Call	140.00	01/18/19	53	(75)
PNC Financial Services Group Inc.	RBC	Call	135.00	01/19/18	135	(134)
Priceline Group Inc.	CGM	Call	2,000.00	01/18/19	14	(138)
Priceline Group Inc.	CGM	Call	1,900.00	01/18/19	14	(192)
State Street Corp.	CGM	Call	100.00	01/18/19	338	(275)
Visa Inc.	CGM	Call	90.00	01/19/18	576	(1,428)
Visa Inc.	CGM	Call	95.00	01/19/18	1,147	(2,255)
Visa Inc.	CGM	Call	105.00	01/19/18	416	(394)
Visa Inc.	CGM	Call	105.00	01/18/19	96	(157)
Visa Inc.	CGM	Call	110.00	01/18/19	96	(126)
Visa Inc.	CGM	Call	125.00	01/18/19	309	(187)
Visa Inc.	CGM	Call	115.00	01/18/19	95	(99)
Visa Inc.	CGM	Call	120.00	01/18/19	292	(230)
Zoetis Inc.	DUB	Call	62.50	01/19/18	326	(337)
Zoetis Inc.	DUB	Call	65.00	01/19/18	326	(238)
Zoetis Inc.	DUB	Call	60.00	01/19/18	610	(778)
Zoetis Inc.	GSC	Call	60.00	01/19/18	296	(378)
Zoetis Inc.	GSC	Call	62.50	01/19/18	296	(306)
						(15,709)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/The Boston Company Equity Income Fund
COMMON STOCKS 99.2%
Consumer Discretionary 4.7%
Comcast Corp. - Class A	45	$1,801
Goodyear Tire & Rubber Co.	40	1,305
Las Vegas Sands Corp.	12	822
Omnicom Group Inc.	34	2,487
Twenty-First Century Fox Inc. - Class A	37	1,269
		7,684
Consumer Staples 5.7%
Coca-Cola Co.	36	1,652
Coca-Cola European Partners Plc	28	1,129
ConAgra Brands Inc.	73	2,748
Kellogg Co.	33	2,269
Kraft Heinz Foods Co.	21	1,621
		9,419
Energy 12.7%
EOG Resources Inc.	33	3,607
Hess Corp.	57	2,705
Occidental Petroleum Corp.	77	5,651
Phillips 66	41	4,095
Schlumberger Ltd.	44	2,971
Valero Energy Corp.	20	1,866
		20,895
Financials 33.1%
Allstate Corp.	12	1,246
American Express Co.	12	1,231
American International Group Inc.	26	1,563
Ameriprise Financial Inc.	7	1,227
Bank of America Corp.	208	6,135
BB&T Corp.	43	2,151
Berkshire Hathaway Inc. - Class B (a)	39	7,824
Capital One Financial Corp.	14	1,388
Citigroup Inc.	41	3,037
Goldman Sachs Group Inc.	5	1,372
Hartford Financial Services Group Inc.	26	1,437
JPMorgan Chase & Co.	73	7,774
Morgan Stanley	24	1,238
PNC Financial Services Group Inc.	17	2,453
Prudential Financial Inc.	19	2,218
SunTrust Banks Inc.	55	3,584
Synchrony Financial	43	1,648
U.S. Bancorp	22	1,193
Voya Financial Inc.	49	2,411
Wells Fargo & Co.	54	3,273
		54,403
Health Care 9.5%
Abbott Laboratories	27	1,546
AmerisourceBergen Corp.	13	1,202
Bristol-Myers Squibb Co.	14	828
Gilead Sciences Inc.	9	661
Humana Inc.	8	1,873
Johnson & Johnson	35	4,821
Pfizer Inc.	88	3,203
UnitedHealth Group Inc.	7	1,558
		15,692
Industrials 10.0%
Delta Air Lines Inc.	43	2,425
Harris Corp.	9	1,224
Honeywell International Inc.	16	2,508
L3 Technologies Inc.	13	2,479
Raytheon Co.	21	3,911
United Technologies Corp.	30	3,880
		16,427
Information Technology 8.6%
Apple Inc.	15	2,537
Cisco Systems Inc.	158	6,039
Microchip Technology Inc.	9	819
Oracle Corp.	52	2,479
Texas Instruments Inc.	22	2,271
		14,145
	Shares/Par[1]	Value
Materials 7.4%
CF Industries Holdings Inc.	57	2,445
DowDuPont Inc.	50	3,593
Martin Marietta Materials Inc.	7	1,602
Newmont Mining Corp.	45	1,672
Packaging Corp. of America	7	828
Vulcan Materials Co.	16	2,037
		12,177
Real Estate 1.4%
Lamar Advertising Co. - Class A	21	1,543
Uniti Group Inc. (b)	45	806
		2,349
Telecommunication Services 5.2%
AT&T Inc.	102	3,960
Verizon Communications Inc.	70	3,688
Vodafone Group Plc - ADR	26	819
		8,467
Utilities 0.9%
FirstEnergy Corp.	48	1,460
Total Common Stocks (cost $139,889)		163,118
SHORT TERM INVESTMENTS 0.7%
Investment Companies 0.6%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	980	980
Securities Lending Collateral 0.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	84	84
Total Short Term Investments (cost $1,064)		1,064
Total Investments 99.9% (cost $140,953)		164,182
Other Assets and Liabilities, Net 0.1%		245
Total Net Assets 100.0%		$164,427

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/The London Company Focused U.S. Equity Fund
COMMON STOCKS 97.1%
Consumer Discretionary 21.2%
Carnival Plc	73	$4,823
Dollar Tree Inc. (a)	83	8,954
Penske Automotive Group Inc.	88	4,217
Target Corp.	72	4,691
Tiffany & Co.	54	5,635
		28,320
Consumer Staples 10.4%
Altria Group Inc.	72	5,144
Lamb Weston Holdings Inc.	109	6,159
Spectrum Brands Holdings Inc.	23	2,605
		13,908
Financials 21.0%
Berkshire Hathaway Inc. - Class B (a)	53	10,428
BlackRock Inc.	14	7,305
Cincinnati Financial Corp.	12	906
MBIA Inc. (a) (b)	434	3,175
Wells Fargo & Co.	102	6,205
		28,019
Health Care 3.8%
Eli Lilly & Co.	59	5,005
Industrials 23.9%
General Dynamics Corp.	31	6,262
General Electric Co.	75	1,315
Norfolk Southern Corp.	51	7,417
Old Dominion Freight Line Inc.	59	7,707
Orbital ATK Inc.	39	5,105
USG Corp. (a)	106	4,095
		31,901
Information Technology 8.3%
Apple Inc.	38	6,405
Citrix Systems Inc. (a)	53	4,698
		11,103
Materials 8.5%
Martin Marietta Materials Inc.	32	7,009
NewMarket Corp.	11	4,272
		11,281
Total Common Stocks (cost $98,511)		129,537
SHORT TERM INVESTMENTS 5.1%
Investment Companies 3.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	4,058	4,058
Securities Lending Collateral 2.1%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	2,783	2,783
Total Short Term Investments (cost $6,841)		6,841
Total Investments 102.2% (cost $105,352)		136,378
Other Assets and Liabilities, Net (2.2)%		(2,885)
Total Net Assets 100.0%		$133,493

(a) Non-income producing security.

(b) All or portion of the security was on loan.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/VanEck International Gold Fund (a)
COMMON STOCKS 99.7%
Financials 0.3%
First Mining Finance Corp. (b)	342	$169
Materials 99.4%
Agnico-Eagle Mines Ltd.	60	2,754
Alamos Gold Inc. - Class A	2	11
Alamos Gold Inc. - Class A	296	1,928
Allegiant Gold Ltd. (b) (c) (d) (e)	130	62
Argonaut Gold Inc. (b) (f)	486	931
Atacama Pacific Gold Corp. (b)	399	235
Auryn Resources Inc. (b)	120	197
B2Gold Corp. (b)	1,338	4,148
Barrick Gold Corp.	51	744
Bear Creek Mining Corp. (b) (f)	328	529
Belo Sun Mining Corp. (b) (f)	630	198
Bonterra Resources Inc. (b) (f)	1,493	691
Brio Gold Inc. (b) (f)	225	336
Cardinal Resources Ltd. (b)	1,583	649
Columbus Gold Corp. (b) (f)	573	356
Continental Gold Inc. (b)	714	1,925
Corvus Gold Inc. (b) (f)	337	444
Corvus Gold Inc. (b)	147	193
Eastmain Resources Inc. (b) (f)	633	174
Equinox Gold Corp. (b)	350	313
Evolution Mining Ltd.	1,368	2,839
Fresnillo Plc	135	2,607
Gold Road Resources Ltd. (b)	2,757	1,511
Gold Standard Ventures Corp. (b)	133	233
Goldcorp Inc.	107	1,372
Guyana Goldfields Inc. (b)	276	1,118
Iamgold Corp. (b)	309	1,801
Kinross Gold Corp. (b)	390	1,685
Kirkland Lake Gold Inc.	165	2,536
Klondex Mines Ltd. (b) (f)	348	905
Leagold Mining Corp. (b) (f)	313	729
Liberty Gold Corp. (b) (f)	965	339
Lundin Gold Inc. (b) (f)	76	275
MAG Silver Corp. (b)	41	509
Metanor Resources Inc. (b) (d) (e) (g)	496	303
Midas Gold Corp. (b) (f)	280	132
New Gold Inc. (b)	424	1,394
New Gold Inc. (b)	30	99
Newcrest Mining Ltd.	79	1,406
Newmont Mining Corp.	79	2,972
Northern Star Resources Ltd.	273	1,304
NovaGold Resources Inc. (b)	105	413
OceanaGold Corp	183	472
Orezone Gold Corp. (b)	901	510
Osisko Gold Royalties Ltd.	25	289
Osisko Mining Inc. (b) (h)	148	400
Osisko Mining Inc. (b)	12	32
Otis Gold Corp. (b)	405	71
Pan American Silver Corp. (f)	34	529
Premier Gold Mines Ltd. (b)	217	624
Pretium Resources Inc. (b)	103	1,175
Randgold Resources Ltd. - ADR	21	2,037
Roxgold Inc. (b) (h)	472	527
Roxgold Inc. (b)	175	195
Royal Gold Inc.	24	1,946
Rye Patch Gold Corp. (b)	1,707	388
	Shares/Par[1]	Value
Sabina Gold & Silver Corp. (b)	834	1,510
Saracen Mineral Holdings Ltd. (b)	584	773
SEMAFO Inc. (b)	373	1,062
Sulliden Mining Capital Inc. (b)	54	18
TMAC Resources Inc. (b) (f)	116	896
Torex Gold Resources Inc. (b)	109	1,032
West African Resources Ltd. (b)	972	295
Wheaton Precious Metals Corp.	63	1,392
Yamana Gold Inc. (f)	315	981
Yamana Gold Inc.	115	358
		60,812
Total Common Stocks (cost $53,304)		60,981
WARRANTS 0.0%
Pilot Gold Inc. (b)	192	10
Total Warrants (cost $21)		10
SHORT TERM INVESTMENTS 6.0%
Investment Companies 0.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (i) (j)	296	296
JPMorgan U.S. Treasury Plus Money Market Fund - IM Class, 1.24% (j) (k)	108	108
		404
Securities Lending Collateral 5.3%
Securities Lending Cash Collateral Fund LLC, 1.30% (i) (j)	3,259	3,259
Total Short Term Investments (cost $3,663)		3,663
Total Investments 105.7% (cost $56,988)		64,654
Other Assets and Liabilities, Net (5.7)%		(3,479)
Total Net Assets 100.0%		$61,175

(a) Consolidated Schedule of Investments.

(b) Non-income producing security.

(c) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d) The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f) All or portion of the security was on loan.

(g) Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(h) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $927 and 1.5%, respectively.

(i) Investment in affiliate.

(j) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(k) All or a portion of the security is held in the respective subsidiary. See Significant Accounting Policies, Basis of Consolidation in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Summary of Investments by Country^	Total Long Term Investments
Australia	14.7%
Canada	63.5
Jersey	3.3
United Kingdom	4.3
United States of America	14.2
100.0%
^A country table is presented as a percentage of the Fund’s total long term investments because its strategy includes investment in non-U.S. securities as deemed significant by the Fund’s Adviser.

Restricted Securities
	Initial Acquisition	Cost	Ending Value	Percent of Net Assets
Allegiant Gold Ltd.	11/15/17	$62	$62	0.1%
Metanor Resources Inc.	12/28/17	273	303	0.5
		$335	$365	0.6%

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/WCM Focused International Equity Fund
COMMON STOCKS 95.2%
Australia 4.5%
CSL Ltd.	596	$65,775
Brazil 2.3%
Raia Drogasil SA	1,235	34,189
Canada 5.9%
Canadian Pacific Railway Co.	308	56,376
Dollarama Inc. (a)	242	30,281
		86,657
China 3.3%
Tencent Holdings Ltd.	928	48,268
Denmark 7.4%
Chr Hansen Holding A/S	468	43,962
Coloplast A/S - Class B (a)	281	22,354
Novozymes A/S - Class B	719	41,120
		107,436
France 8.2%
Cie Generale d'Optique Essilor International SA	251	34,721
Hermes International SCA	62	33,396
LVMH Moet Hennessy Louis Vuitton SE	172	50,722
		118,839
Germany 2.1%
Adidas AG	152	30,556
Hong Kong 3.6%
AIA Group Ltd.	6,062	51,864
India 3.6%
HDFC Bank Ltd. - ADR	517	52,576
Ireland 8.2%
Accenture Plc - Class A	386	59,140
ICON Plc (b)	312	34,932
Ryanair Holdings Plc - ADR (b)	251	26,176
		120,248
Italy 3.9%
Ferrari NV	285	29,996
Luxottica Group SpA	446	27,378
		57,374
Japan 6.3%
Keyence Corp.	109	61,224
Sysmex Corp.	398	31,359
		92,583
	Shares/Par[1]	Value
Mexico 2.4%
Wal-Mart de Mexico SAB de CV	14,398	35,330
Netherlands 2.4%
Core Laboratories NV (a)	314	34,440
Russian Federation 2.7%
Yandex NV - Class A (b)	1,204	39,434
Spain 1.2%
Inditex SA	493	17,201
Sweden 3.1%
Atlas Copco AB - Class A	1,037	44,889
Switzerland 5.8%
Nestle SA	618	53,129
Sika AG	4	30,837
		83,966
Taiwan 3.6%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	1,307	51,827
United Kingdom 10.8%
Compass Group Plc	2,369	51,232
Experian Plc	2,343	51,788
Reckitt Benckiser Group Plc	575	53,747
		156,767
United States of America 3.9%
Chubb Ltd.	393	57,406
Total Common Stocks (cost $1,084,997)		1,387,625
SHORT TERM INVESTMENTS 7.4%
Investment Companies 4.7%
JNL Government Money Market Fund - Institutional Class, 1.16% (c) (d)	69,168	69,168
Securities Lending Collateral 2.7%
Securities Lending Cash Collateral Fund LLC, 1.30% (c) (d)	39,181	39,181
Total Short Term Investments (cost $108,349)		108,349
Total Investments 102.6% (cost $1,193,346)		1,495,974
Other Assets and Liabilities, Net (2.6)%		(38,218)
Total Net Assets 100.0%		$1,457,756

(a) All or portion of the security was on loan.

(b) Non-income producing security.

(c) Investment in affiliate.

(d) Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Short Term Investments in Affiliates

Certain Funds invested in a money market fund which is managed by Jackson National Asset Management, LLC. The JNL Government Money Market Fund is offered as a cash management tool to the Funds and their affiliates and is not available for direct purchase by members of the public. Jackson National Asset Management, LLC serves as the Adviser and Administrator for the JNL Government Money Market Fund. JNL/T. Rowe Price Capital Appreciation Fund is sub-advised by T. Rowe Price Associates, Inc. and invested in T. Rowe Price Government Reserve Fund as a cash management tool. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the associated income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in these investments during the year ended December 31, 2017. The following table details the investments held during the year ended December 31, 2017.

JNL Government Money Market Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL Tactical ETF Moderate Fund	1,465	30,282	31,747	18	—	—
JNL Tactical ETF Moderate Growth Fund	2,498	43,886	46,172	22	212	0.1
JNL Tactical ETF Growth Fund	2,211	33,518	35,414	17	315	0.1
JNL/AQR Risk Parity Fund	6,098	4,623	4,697	43	6,024	18.4
JNL/BlackRock Global Long Short Credit Fund	34,900	76,383	111,283	38	—	—
JNL/DFA U.S. Small Cap Fund	661	18,112	18,107	4	666	0.5
JNL/DoubleLine Total Return Fund	219,341	581,328	657,435	727	143,234	6.0
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	43,022	771,933	757,411	187	57,544	14.3
JNL/Epoch Global Shareholder Yield Fund	—	24,347	23,172	11	1,175	2.5
JNL/FAMCO Flex Core Covered Call Fund	2,005	50,235	48,322	16	3,918	2.6
JNL/Lazard International Strategic Equity Fund	515	32,814	31,728	18	1,601	2.8
JNL/Neuberger Berman Currency Fund	7,190	614,677	618,792	48	3,075	3.8
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,273	32,942	32,989	18	2,226	13.8
JNL/Nicholas Convertible Arbitrage Fund	19,345	259,602	264,942	94	14,005	7.5
JNL/PPM America Long Short Credit Fund	11,292	129,307	134,146	76	6,453	4.3
JNL/T. Rowe Price Capital Appreciation Fund	3,189	69,856	68,487	35	4,558	0.2
JNL/The Boston Company Equity Income Fund	778	42,430	42,228	9	980	0.6
JNL/The London Company Focused U.S. Equity Fund	3,062	25,755	24,759	34	4,058	3.0
JNL/VanEck International Gold Fund	849	16,852	17,405	3	296	0.5
JNL/WCM Focused International Equity Fund	76,468	429,428	436,728	438	69,168	4.7

T. Rowe Price Government Reserve Fund	Beginning Amortized Cost/ Value($)	Purchases ($)	Sales Proceeds($)	Dividend Income($)	Ending Amortized Cost/ Value($)	Percentage of Net Assets(%)
JNL/T. Rowe Price Capital Appreciation Fund	125,431	810,665	622,283	2,490	313,813	12.2

Certain Funds participating in securities lending receive cash collateral daily, which is invested by JPMorgan Chase Bank, N.A. in the Securities Lending Cash Collateral Fund LLC, which is an affiliate of the Funds' Adviser. Jackson National Asset Management, LLC serves as the Administrator for the Securities Lending Cash Collateral Fund LLC. The Fund receives income from the investment in the Securities Lending Cash Collateral Fund LLC which is aggregated with lending fees and rebates negotiated with the borrower. The total value and cost of these investments is included in investments – affiliated in the Statements of Assets and Liabilities and the income is included in affiliated income in the Statements of Operations. There was no realized or unrealized gain or loss relating to transactions in the Securities Lending Cash Collateral Fund LLC during the year ended December 31, 2017.

Currency Abbreviations:

AED - United Arab Emirates Dirham	EGP - Egyptian Pound	MAD - Moroccan Dirham	THB - Thai Baht
ARS - Argentine Peso	EUR - European Currency Unit (Euro)	MXN - Mexican Peso	TRY - New Turkish Lira
AUD - Australian Dollar	GBP - British Pound	NOK - Norwegian Krone	UGX - Uganda Shilling
BHD - Bahraini Dinar	GEL - Georgian Lari	NZD - New Zealand Dollar	USD - United States Dollar
BRL - Brazilian Real	HKD - Hong Kong Dollar	OMR - Omani Rial	UYU - Uruguayan Peso
CAD - Canadian Dollar	HUF - Hungarian Forint	PEN - Peruvian Nuevo Sol	ZAR - South African Rand
CHF - Swiss Franc	IDR - Indonesian Rupiah	PHP - Philippine Peso
CLF - Chilean Unidad de Fomento	ILS - Israeli New Shekel	PLN - Polish Zloty
CLP - Chilean Peso	INR - Indian Rupee	QOF - Qatari Riyal - Offshore
CNH - Chinese Offshore Yuan	ISK - Icelandic Krona - Onshore	RSD - Serbian Dinar
CNY - Chinese Yuan	JPY - Japanese Yen	RUB - Russian Ruble
COP - Colombian Peso	KRW - Korean Won	SAR - Saudi Riyal
CZK - Czech Republic Korunas	KZT - Kazakh Tenge	SEK - Swedish Krona
DOP - Dominican Peso		SGD - Singapore Dollar

Abbreviations:

ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indexes monitored
ASX - Australian Stock Exchange	by the International Index Company
AU - Australia	JSC - Joint Stock Company

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

CDX.EM - Credit Default Swap Index - Emerging Markets	JSE - Johannesburg Stock Exchange
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	LIBID - London Interbank Bid Rate
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	LIBOR - London Interbank Offer Rate
CLO - Collateralized Loan Obligation	LME - London Metal Exchange
CMT - Chartered Market Technician	MBS - Mortgage Backed Security
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	MCDX.NA - Municipal Credit Defualt Swap Index - North American
EAFE - Europe, Australia and Far East	MLP - Master Limited Partnership
ETF - Exchange Traded Fund	MSCI - Morgan Stanley Capital International
EU - European Union	NASDAQ - National Association of Securities Dealers Automated Quotations
Euribor - Europe Interbank Offered Rate	OAT - Obligations Assimilables du Tresor
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	PIK - Paid in Kind
with a term of 4.5 to 5.5 years	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
Euro-Bund - debt instrument issued by the Federal Republic of Germany	REMIC - Real Estate Mortgage Investment Conduit
with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
Euro-OAT - debt instrument issued by the Republic of France	SPDR - Standard & Poor's Depositary Receipt
with a term of 8.5 to 10.5 years	SPI - Schedule Performance Index
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	ULSD - Ultra Low Sulfur Diesel
with a term of 1.75 to 2.25 years	US - United States
FTSE - Financial Times and the London Stock Exchange
GB - United Kingdom

Counterparty Abbreviations:

APS - Amherst Pierpont Securities LLC	GSC - Goldman Sachs & Co.
BBP - Barclays Bank Plc	JPM - JPMorgan Chase Bank N.A.
BCL - Barclays Capital Inc.	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BMO - Bank of Montreal	MSC - Morgan Stanley & Co., Incorporated
BNP - BNP Paribas Securities	NSI - Nomura Securities International Inc.
BOA - Banc of America Securities LLC/Bank of America NA	RBC - Royal Bank of Canada
CCI - Citicorp Securities, Inc.	SCB - Standard Chartered Bank
CGM - Citigroup Global Markets	SGB - Societe Generale Bannon LLC
CIT - Citibank, Inc.	SIG - Susquehanna Investment Group
CSI - Credit Suisse Securities, LLC	SSB - State Street Brokerage Services, Inc.
DUB - Deutsche Bank Alex Brown Inc.	WFI - Wells Fargo Securities, Inc.
GSI - Goldman Sachs International	UBS - UBS Securities LLC

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

2The frequency of periodic payments received or paid by the Fund are defined as follows: (A) - Annually; (E) - Expiration Date; (M) - Monthly; (Q) - Quarterly; (S) - Semi-Annually.

3If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the referenced obligation agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

4If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the referenced obligation and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the reference obligation or underlying securities comprising the referenced index.

5Implied credit spreads, represented in absolute terms, utilized in determining the value of credit default swap agreements on corporate issues and sovereign issues serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the applicable agreement.

6The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

7The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs is limited to the total notional amount which is defined under the terms of each swap agreement.

8If the Fund is a buyer of protection, the Fund pays the fixed rate. If the Fund is a seller of protection, the Fund receives the fixed rate.

9Total return swap agreements where the reference entity is a futures contract do not pay/receive periodic interest payments.

10Payments delivered or received are based on the notional amount.

11At the expiration date, the Fund will purchase from the counterparty an option straddle with the same strike price and expiration date to be determined on this date.

"-" Amount rounds to less than one thousand or 0.05%.

* A Summary Schedule of Investments is presented for this portfolio. For all items listed as "Other Securities" in this Summary Schedule of Investments, this represents issues not identified as top-fifty unaffiliated holdings in terms of value and issues or issuers not exceeding one percent individually or in aggregate, respectively, as of December 31, 2017. Certain footnotes may apply to securities included in “Other Securities” and are referenced in the complete Schedule of Investments. A complete Schedule of Investments is available without charge, upon request, by calling the Jackson Service Center at 1-800-644-4565 or by visiting the Commission’s website, www.sec.gov.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Moderate Growth Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Small Cap Fund
Assets
Investments - unaffiliated, at value	$133,612	$289,098	$221,155	$25,306	$167,446	$134,229
Investments - affiliated, at value	11,408	18,240	22,782	6,024	—	666
Repurchase agreements, at value	—	—	—	—	34,695	—
Purchased options, at value	—	—	—	—	153	—
Forward foreign currency contracts	—	—	—	182	732	—
Variation margin on futures/futures options contracts	—	—	—	207	15	—
Variation margin on swap agreements	—	—	—	—	17	—
OTC swap agreements	—	—	—	32	410	—
OTC swap premiums paid	—	—	—	—	1,556	—
Cash	—	1	—	—	5,775	43
Foreign currency	—	—	—	8	4,230	—
Receivable from:
Investment securities sold	71	—	—	—	636	11
Fund shares sold	12	163	218	27	17	30
Dividends and interest	—	—	—	26	1,734	104
Adviser	—	—	—	—	—	3
Deposits with brokers and counterparties	—	—	—	1,378	2,488	—
Total assets	145,103	307,502	244,155	33,190	219,904	135,086
Liabilities
Cash overdraft	44	—	—	212	—	—
Payable for reverse repurchase agreements	—	—	—	—	13,903	—
Securities sold short, at value	—	—	—	—	34,756	—
Written options, at value	—	—	—	—	4	—
Forward foreign currency contracts	—	—	—	157	1,196	—
Variation margin on futures/futures options contracts	—	—	—	62	7	—
Variation margin on swap agreements	—	—	—	—	23	—
OTC swap agreements	—	—	—	—	1,305	—
OTC swap premiums received	—	—	—	—	1,369	—
Payable for:
Investment securities purchased	—	—	—	—	2,134	212
Deposits from counterparties	—	—	—	—	148	—
Return of securities loaned	11,408	18,028	22,467	—	—	5,381
Dividends on securities sold short	—	—	—	—	375	—
Interest expense and brokerage charges	—	—	—	—	73	—
Fund shares redeemed	22	22	7	18	33	63
Advisory fees	22	49	37	18	112	65
Administrative fees	17	37	28	4	21	16
12b-1 fees (Class A)	9	19	15	2	3	5
Board of trustee fees	7	15	12	7	28	20
Chief compliance officer fees	1	3	2	—	2	2
Other expenses	3	5	3	—	11	2
Total liabilities	11,533	18,178	22,571	480	55,503	5,766
Net assets	$133,570	$289,324	$221,584	$32,710	$164,401	$129,320
Net assets consist of:
Paid-in capital	$119,343	$246,981	$183,480	$50,101	$189,766	$92,964
Undistributed (excess of distributions
over) net investment income (loss)	2,121	4,392	3,064	(1,390)	269	181
Accumulated net realized gain (loss)	232	3,029	1,511	(16,518)	(23,977)	15,983
Net unrealized appreciation (depreciation) on
investments and foreign currency	11,874	34,922	33,529	517	(1,657)	20,192
Net assets	$133,570	$289,324	$221,584	$32,710	$164,401	$129,320
Net assets - Class A	$133,569	$289,246	$221,557	$32,709	$52,121	$67,066
Shares outstanding - Class A	10,864	21,305	15,406	2,448	5,397	6,491
Net asset value per share - Class A	$12.29	$13.58	$14.38	$13.36	$9.66	$10.33
Net assets - Class I	$1	$78	$27	$1	$112,280	$62,254
Shares outstanding - Class I	—	6	2	—	11,617	6,021
Net asset value per share - Class I	$12.32	$13.59	$14.40	$13.39	$9.67	$10.34
Investments - unaffiliated, at cost	$121,738	$254,176	$187,626	$25,012	$167,267	$114,037
Investments - affiliated, at cost	11,408	18,240	22,782	6,024	—	666
Repurchase agreements, at cost	—	—	—	—	34,521	—
Purchased options, at cost	—	—	—	—	268	—
Foreign currency cost	—	—	—	8	4,188	—
Proceeds from securities sold short	—	—	—	—	33,959	—
Premiums from written options	—	—	—	—	10	—
Securities on loan included in
investments - unaffiliated, at value	11,173	17,657	22,001	—	—	7,929

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Assets
Investments - unaffiliated, at value	$2,237,288	$328,410	$44,954	$147,412	$56,156	$75,162
Investments - affiliated, at value	143,234	57,544	1,175	3,918	1,601	3,075
Purchased options, at value	—	733	—	—	—	—
Forward foreign currency contracts	—	6,168	—	—	—	10,881
Variation margin on swap agreements	—	325	—	—	—	—
OTC swap agreements	—	3,007	—	—	—	—
OTC swap premiums paid	—	7,021	—	—	—	—
Cash	18	6,965	—	28	—	2,230
Foreign currency	—	7,091	78	—	2	—
Receivable from:
Investment securities sold	—	2,216	—	—	128	—
Fund shares sold	2,201	204	5	208	102	17
Dividends and interest	8,217	5,352	238	107	100	77
Deposits with brokers and counterparties	—	7,487	—	—	—	2,060
Total assets	2,390,958	432,523	46,450	151,673	58,089	93,502
Liabilities
Payable for reverse repurchase agreements	—	4,546	—	—	—	—
Written options, at value	—	3	—	1,982	—	—
Forward foreign currency contracts	—	10,596	—	—	—	10,020
Variation margin on futures/futures options contracts	—	5	—	—	—	—
Variation margin on swap agreements	—	184	—	—	—	—
OTC swap agreements	—	6,383	—	—	—	—
OTC swap premiums received	—	3,887	—	—	—	—
Payable for:
Investment securities purchased	999	253	—	—	186	—
Deposits from counterparties	—	2,040	—	—	—	3,290
Interest expense and brokerage charges	—	185	—	—	—	—
Fund shares redeemed	1,258	214	60	32	330	27
Advisory fees	852	278	23	62	34	41
Administrative fees	202	51	6	19	7	10
12b-1 fees (Class A)	57	3	2	10	4	1
Board of trustee fees	115	35	6	12	5	31
Chief compliance officer fees	30	5	1	2	1	1
Other expenses	56	82	3	3	1	5
Total liabilities	3,569	28,750	101	2,122	568	13,426
Net assets	$2,387,389	$403,773	$46,349	$149,551	$57,521	$80,076
Net assets consist of:
Paid-in capital	$2,307,011	$397,082	$42,428	$129,615	$49,306	$76,806
Undistributed (excess of distributions
over) net investment income (loss)	76,329	3,496	1,894	1,783	497	2,420
Accumulated net realized gain (loss)	(13,540)	(6,286)	(2,795)	(4,736)	(2,180)	—
Net unrealized appreciation (depreciation) on
investments and foreign currency	17,589	9,481	4,822	22,889	9,898	850
Net assets	$2,387,389	$403,773	$46,349	$149,551	$57,521	$80,076
Net assets - Class A	$866,061	$45,407	$35,932	$148,531	$57,473	$12,129
Shares outstanding - Class A	79,855	4,626	2,850	11,872	4,320	1,215
Net asset value per share - Class A	$10.85	$9.81	$12.61	$12.51	$13.30	$9.98
Net assets - Class I	$1,521,328	$358,366	$10,417	$1,020	$48	$67,947
Shares outstanding - Class I	140,155	36,470	826	82	4	6,798
Net asset value per share - Class I	$10.85	$9.83	$12.62	$12.52	$13.31	$10.00
Investments - unaffiliated, at cost	$2,219,699	$304,764	$40,138	$124,531	$46,258	$75,172
Investments - affiliated, at cost	143,234	57,544	1,175	3,918	1,601	3,075
Purchased options, at cost	—	2,567	—	—	—	—
Foreign currency cost	—	7,032	77	—	2	—
Premiums from written options	—	605	—	1,992	—	—

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Assets
Investments - unaffiliated, at value	$13,705	$180,614	$575,764	$146,650	$2,325,058	$163,118
Investments - affiliated, at value	2,226	14,005	5,359	6,453	319,528	1,064
Purchased options, at value	—	—	143	—	2,401	—
Forward foreign currency contracts	—	—	277	—	—	—
Variation margin on futures/futures options contracts	159	—	3	6	—	—
Variation margin on swap agreements	—	—	78	—	—	—
OTC swap agreements	—	—	1,086	26	—	—
OTC swap premiums paid	—	—	230	270	—	—
Cash	51	1,178	2,208	1,628	8,410	—
Cash collateral segregated for short sales	—	57,444	—	—	—	—
Foreign currency	—	—	1,192	464	—	—
Receivable from:
Investment securities sold	—	219	19,333	2,824	8,710	2,693
Fund shares sold	3	70	610	69	3,192	470
Dividends and interest	37	903	4,889	966	7,858	169
Deposits with brokers and counterparties	—	—	1,528	574	—	—
Other assets	—	—	1	—	4	—
Total assets	16,181	254,433	612,701	159,930	2,675,161	167,514
Liabilities
Payable for reverse repurchase agreements	—	—	22,735	—	—	—
Securities sold short, at value	—	67,616	—	7,601	—	—
Written options, at value	—	—	163	—	15,806	—
Forward foreign currency contracts	—	—	906	—	—	—
Variation margin on futures/futures options contracts	11	—	—	85	—	—
Variation margin on swap agreements	—	—	27	1	—	—
OTC swap agreements	—	—	162	117	—	—
OTC swap premiums received	—	—	1,161	353	—	—
Payable for:
Investment securities purchased	—	273	24,697	1,342	16,592	2,873
Treasury roll transactions	—	—	40,544	—	—	—
Deposits from counterparties	—	—	10	—	—	—
Return of securities loaned	—	—	5,359	—	76,920	84
Dividends on securities sold short	—	22	—	—	—	—
Interest expense and brokerage charges	—	—	22	85	—	—
Fund shares redeemed	10	118	484	646	1,409	22
Advisory fees	7	115	152	77	1,214	62
Administrative fees	2	24	43	19	319	20
12b-1 fees (Class A)	1	5	20	1	145	11
Board of trustee fees	3	80	21	20	74	11
Chief compliance officer fees	—	3	6	2	25	2
Other expenses	1	9	9	4	19	2
Total liabilities	35	68,265	96,521	10,353	112,523	3,087
Net assets	$16,146	$186,168	$516,180	$149,577	$2,562,638	$164,427
Net assets consist of:
Paid-in capital	$94,539	$203,339	$495,342	$177,892	$2,284,394	$126,965
Undistributed (excess of distributions
over) net investment income (loss)	(3,103)	1,475	13,114	3,592	17,029	2,077
Accumulated net realized gain (loss)	(75,682)	(23,245)	1,133	(33,828)	88,627	12,156
Net unrealized appreciation (depreciation) on
investments and foreign currency	392	4,599	6,591	1,921	172,588	23,229
Net assets	$16,146	$186,168	$516,180	$149,577	$2,562,638	$164,427
Net assets - Class A	$14,911	$82,259	$311,231	$14,877	$2,209,139	$164,350
Shares outstanding - Class A	1,327	8,123	26,572	1,670	154,328	9,572
Net asset value per share - Class A	$11.24	$10.13	$11.71	$8.91	$14.31	$17.17
Net assets - Class I	$1,235	$103,909	$204,949	$134,700	$353,499	$77
Shares outstanding - Class I	110	10,253	17,483	15,102	24,683	4
Net asset value per share - Class I	$11.24	$10.13	$11.72	$8.92	$14.32	$17.18
Investments - unaffiliated, at cost	$13,700	$172,596	$569,280	$144,859	$2,142,800	$139,889
Investments - affiliated, at cost	2,226	14,005	5,359	6,453	319,552	1,064
Purchased options, at cost	—	—	445	—	1,058	—
Foreign currency cost	—	—	1,184	449	—	—
Proceeds from securities sold short	—	64,200	—	7,529	—	—
Premiums from written options	—	—	489	—	4,816	—
Securities on loan included in
investments - unaffiliated, at value	—	—	5,064	—	77,341	815

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Assets and Liabilities (in thousands, except net asset value per share)

December 31, 2017

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(a)	JNL/WCM Focused International Equity Fund
Assets
Investments - unaffiliated, at value	$129,537	$61,099	$1,387,625
Investments - affiliated, at value	6,841	3,555	108,349
Cash	—	1	—
Receivable from:
Fund shares sold	18	17	536
Dividends and interest	113	5	1,927
Other assets	—	—	1
Total assets	136,509	64,677	1,498,438
Liabilities
Payable for:
Return of securities loaned	2,783	3,259	39,181
Fund shares redeemed	133	181	420
Advisory fees	68	35	811
Administrative fees	17	7	182
12b-1 fees (Class A)	2	4	2
Board of trustee fees	7	13	52
Chief compliance officer fees	2	1	16
Other expenses	4	2	18
Total liabilities	3,016	3,502	40,682
Net assets	$133,493	$61,175	$1,457,756
Net assets consist of:
Paid-in capital	$89,393	$126,304	$1,113,205
Undistributed (excess of distributions
over) net investment income (loss)	902	(1,338)	6,484
Accumulated net realized gain (loss)	12,173	(71,458)	35,392
Net unrealized appreciation (depreciation) on
investments and foreign currency	31,025	7,667	302,675
Net assets	$133,493	$61,175	$1,457,756
Net assets - Class A	$25,281	$60,168	$33,381
Shares outstanding - Class A	1,680	5,853	2,311
Net asset value per share - Class A	$15.04	$10.28	$14.44
Net assets - Class I	$108,212	$1,007	$1,424,375
Shares outstanding - Class I	7,186	98	98,509
Net asset value per share - Class I	$15.06	$10.29	$14.46
Investments - unaffiliated, at cost	$98,511	$53,433	$1,084,997
Investments - affiliated, at cost	6,841	3,555	108,349
Securities on loan included in
investments - unaffiliated, at value	3,214	4,398	55,860

(a)	Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL Tactical ETF Moderate Fund	JNL Tactical ETF Moderate Growth Fund	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(b)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Small Cap Fund
Investment income
Dividends (a)	$2,805	$5,953	$4,256	$43	$117	$1,370
Foreign taxes withheld	—	—	—	—	(10)	—
Interest	—	—	—	337	11,351	—
Securities lending (a)	138	249	162	—	—	101
Total investment income	2,943	6,202	4,418	380	11,458	1,471

Expenses
Advisory fees	720	1,587	1,183	269	2,308	873
Administrative fees	182	402	300	51	375	176
12b-1 fees (Class A)	276	608	456	76	447	218
Legal fees	9	21	15	3	24	9
Board of trustee fees	14	29	22	3	29	13
Chief compliance officer fees	3	7	6	1	8	3
Dividends on securities sold short	—	—	—	—	2,145	—
Net short holdings borrowing fees	—	—	—	—	67	—
Interest expense	—	—	—	—	244	—
Other expenses	5	10	8	2	40	7
Total expenses	1,209	2,664	1,990	405	5,687	1,299
Expense waiver	(390)	(860)	(640)	(25)	(103)	(8)
Net expenses	819	1,804	1,350	380	5,584	1,291
Net investment income (loss)	2,124	4,398	3,068	—	5,874	180

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	1,026	5,431	4,731	53	7,687	16,000
Investments - affiliated	—	—	—	—	26	—
Securities sold short	—	—	—	—	(1,551)	—
Purchased options	—	—	—	—	(2,472)	—
Written options	—	—	—	—	330	—
Foreign currency	—	—	—	8	1,184	—
Forward foreign currency contracts	—	—	—	(210)	(5,867)	—
Futures/futures options contracts	—	—	—	2,890	(1,344)	—
Swap agreements	—	—	—	535	(3,710)	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	10,060	29,030	27,603	535	8,523	(4,331)
Investments - affiliated	—	—	—	—	(4)	—
Investment securities sold short	—	—	—	—	(1,114)	—
Purchased options	—	—	—	—	(133)	—
Written options	—	—	—	—	179	—
Foreign currency	—	—	—	1	39	—
Forward foreign currency contracts	—	—	—	(92)	(1,116)	—
Futures/futures options contracts	—	—	—	76	462	—
Swap agreements	—	—	—	(12)	1,339	—
Net realized and unrealized gain (loss)	11,086	34,461	32,334	3,784	2,458	11,669
Change in net assets from operations	$13,210	$38,859	$35,402	$3,784	$8,332	$11,849
(a) Affiliated income	$156	$271	$179	$43	$46	$4

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Investment income
Dividends (a)	$727	$547	$2,631	$3,179	$1,175	$48
Foreign taxes withheld	—	(383)	(81)	—	(37)	—
Interest	100,594	23,764	—	—	—	1,102
Securities lending (a)	—	—	34	—	28	1
Total investment income	101,321	23,928	2,584	3,179	1,166	1,151

Expenses
Advisory fees	11,388	3,716	448	774	446	1,012
Administrative fees	3,417	610	99	203	86	222
12b-1 fees (Class A)	4,346	623	135	306	129	257
Legal fees	210	104	6	10	5	15
Board of trustee fees	279	46	8	15	7	17
Chief compliance officer fees	70	12	2	4	2	4
Dividends on securities sold short	—	283	—	—	—	—
Net short holdings borrowing fees	—	57	—	—	—	—
Interest expense	—	70	—	—	—	—
Other expenses	86	34	3	7	6	14
Total expenses	19,796	5,555	701	1,319	681	1,541
Expense waiver	—	(89)	—	—	—	—
Net expenses	19,796	5,466	701	1,319	681	1,541
Net investment income (loss)	81,525	18,462	1,883	1,860	485	(390)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	(9,363)	19,995	4,793	9,505	3,188	—
Securities sold short	—	(705)	—	—	—	—
Brokerage commissions recaptured	—	—	1	—	—	—
Purchased options	—	(4,389)	—	—	—	—
Written options	—	3,930	—	(4,301)	—	—
Foreign currency	—	325	(1)	—	(15)	—
Forward foreign currency contracts	—	(10,990)	—	—	30	4,053
Futures/futures options contracts	—	(2,002)	—	—	—	—
Swap agreements	—	(9,127)	—	—	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	31,893	25,069	3,771	8,191	10,413	14
Investment securities sold short	—	30	—	—	—	—
Purchased options	—	(7,706)	—	—	—	—
Written options	—	1,421	—	(315)	—	—
Foreign currency	—	214	7	—	5	—
Forward foreign currency contracts	—	(8,206)	6	—	1	(351)
Futures/futures options contracts	—	(53)	—	—	—	—
Swap agreements	—	(5,063)	—	—	—	—
Net realized and unrealized gain (loss)	22,530	2,743	8,577	13,080	13,622	3,716
Change in net assets from operations	$104,055	$21,205	$10,460	$14,940	$14,107	$3,326
(a) Affiliated income	$727	$187	$45	$16	$18	$48

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(b)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Investment income
Dividends (a)	$18	$928	$22	$271	$21,017	$3,406
Foreign taxes withheld	—	—	—	—	(168)	(1)
Net interest (amortization)	184	(1,498)	17,497	5,136	14,271	—
Net prime broker interest income	—	363	—	—	—	—
Securities lending (a)	—	—	46	—	124	4
Total investment income	202	(207)	17,565	5,407	35,244	3,409

Expenses
Advisory fees	92	2,317	1,699	1,146	11,809	748
Administrative fees	24	420	595	203	2,755	215
12b-1 fees (Class A)	35	519	848	200	4,001	326
Legal fees	1	27	31	16	114	11
Board of trustee fees	2	33	46	15	192	16
Chief compliance officer fees	1	8	12	4	49	4
Dividends on securities sold short	—	447	—	145	—	—
Net short holdings borrowing fees	—	—	—	55	—	—
Interest expense	—	—	571	—	—	—
Other expenses	2	31	5	22	30	7
Total expenses	157	3,802	3,807	1,806	18,950	1,327
Expense waiver	—	(57)	—	(238)	(4)	—
Net expenses	157	3,745	3,807	1,568	18,946	1,327
Net investment income (loss)	45	(3,952)	13,758	3,839	16,298	2,082

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	6	35,746	2,261	254	92,275	13,029
Securities sold short	—	(10,891)	—	(24)	—	—
Brokerage commissions recaptured	—	—	—	—	9	10
Purchased options	—	—	(7)	—	703	—
Written options	—	—	110	—	1,352	—
Foreign currency	—	—	(9)	(1)	93	—
Forward foreign currency contracts	—	—	(754)	—	(1)	—
Futures/futures options contracts	514	—	135	(568)	—	—
Swap agreements	—	—	1,141	(19)	—	—
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	(6)	(5,434)	12,199	1,638	137,042	6,258
Investments - affiliated	—	—	—	—	(7)	—
Investment securities sold short	—	(1,035)	—	(43)	—	—
Purchased options	—	—	(289)	—	1,155	—
Written options	—	—	272	—	(10,828)	—
Foreign currency	—	1	17	28	3	—
Forward foreign currency contracts	—	—	(814)	—	—	—
Futures/futures options contracts	430	—	(4)	193	—	—
Swap agreements	—	—	616	(139)	—	—
Net realized and unrealized gain (loss)	944	18,387	14,874	1,319	221,796	19,297
Change in net assets from operations	$989	$14,435	$28,632	$5,158	$238,094	$21,379
(a) Affiliated income	$18	$94	$46	$76	$2,574	$13

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Operations (in thousands)

For the Year Ended December 31, 2017

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(b)	JNL/WCM Focused International Equity Fund
Investment income
Dividends (a)	$2,409	$331	$20,551
Foreign taxes withheld	—	(9)	(1,223)
Securities lending (a)	55	134	157
Total investment income	2,464	456	19,485

Expenses
Advisory fees	1,036	491	9,077
Administrative fees	230	95	1,804
12b-1 fees (Class A)	251	141	1,638
Legal fees	14	5	83
Board of trustee fees	18	7	130
Chief compliance officer fees	4	2	33
Other expenses	7	4	50
Total expenses	1,560	745	12,815
Expense waiver	—	—	(105)
Net expenses	1,560	745	12,710
Net investment income (loss)	904	(289)	6,775

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Investments - unaffiliated	14,977	2,372	36,011
Brokerage commissions recaptured	13	—	90
Foreign currency	—	(2)	(332)
Forward foreign currency contracts	—	(11)	57
Net change in unrealized appreciation
(depreciation) on:
Investments - unaffiliated	7,190	4,779	277,604
Foreign currency	—	—	86
Forward foreign currency contracts	—	—	(9)
Net realized and unrealized gain (loss)	22,180	7,138	313,507
Change in net assets from operations	$23,084	$6,849	$320,282
(a) Affiliated income	$89	$137	$595

(b)	Consolidated Statement of Operations.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statement of Cash Flows (in thousands)

For the Year Ended December 31, 2017

JNL/PIMCO Credit Income Fund
Cash flows used in operating activities
Net increase in net assets from operations	$28,632
Adjustments to reconcile net increase in net assets from operations to net cash flow used in operating activities:
Purchase of long-term investments	(695,345)
Proceeds from sales and maturities of long-term investments	535,330
Net sales of short-term investments	1,807
Proceeds from securities sold short	59,338
Purchases to cover securities sold short	(59,060)
Decrease in receivable for investment securities sold	6,908
Decrease in payable for investment securities purchased	(23,343)
Increase in receivable for dividends and interest	(1,160)
Increase in payable for interest expense and brokerage charges	14
Increase in payable for expenses	29
Decrease in other assets	2
Increase in receivable for deposits with brokers and counterparties	(387)
Decrease in payable for deposits from counterparties	(250)
Net amortization	1,052
Net inflation compensation	(46)
Net increase in OTC swap agreements	927
Net increase in variation margin on futures/futures option contracts and swap agreements	99
Loss from currency transactions	(745)
Change in unrealized (appreciation) depreciation on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	(11,997)
Net realized (gain) loss on investments, purchased options, written options, foreign currency, forward foreign currency contracts, futures/futures options contracts and swap agreements	(2,877)
Net cash flow used in operating activities	(161,072)
Cash flows provided by financing activities
Net subscriptions from capital share transactions	116,249
Increase in payable for reverse repurchase agreements	6,082
Net borrowing from secured financing transactions	604
Net proceeds from secured borrowing transactions	(480)
Increase in payable for treasury roll transactions	40,544
Net cash flow provided by financing activities	162,999
Net increase in cash	1,927
Cash at beginning of year	1,473
Cash at end of year	$3,400

Supplemental disclosure of operating activities:
Interest expense during the year	$571
Supplemental disclosure of non-cash financing activities:
Reinvestment of distributions during the year	$10,534

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL Tactical ETF Moderate Fund(a)	JNL Tactical ETF Moderate Growth Fund(a)	JNL Tactical ETF Growth Fund(a)	JNL/AQR Risk Parity Fund(a)(b)	JNL/BlackRock Global Long Short Credit Fund(a)	JNL/DFA U.S. Small Cap Fund(a)
Operations
Net investment income (loss)	$2,124	$4,398	$3,068	$—	$5,874	$180
Net realized gain (loss)	1,026	5,431	4,731	3,276	(5,717)	16,000
Net change in unrealized appreciation
(depreciation)	10,060	29,030	27,603	508	8,175	(4,331)
Change in net assets from operations	13,210	38,859	35,402	3,784	8,332	11,849
Distributions to shareholders
From net investment income
Class A	(1,818)	(3,886)	(2,595)	(1,069)	(3,023)	(244)
From net realized gains
Class A	—	—	—	(1,257)	—	(3,841)
Total distributions to shareholders	(1,818)	(3,886)	(2,595)	(2,326)	(3,023)	(4,085)
Share transactions[1]
Proceeds from the sale of shares
Class A	31,120	51,074	40,480	7,717	21,613	21,554
Class I(c)	—	78	27	—	117,890	58,346
Reinvestment of distributions
Class A	1,818	3,886	2,595	2,326	3,023	4,085
Cost of shares redeemed
Class A(c)	(25,011)	(46,776)	(28,672)	(14,502)	(351,472)	(75,747)
Class I	—	—	—	—	(6,471)	—
Change in net assets from
share transactions	7,927	8,262	14,430	(4,459)	(215,417)	8,238
Change in net assets	19,319	43,235	47,237	(3,001)	(210,108)	16,002
Net assets beginning of year	114,251	246,089	174,347	35,711	374,509	113,318
Net assets end of year	$133,570	$289,324	$221,584	$32,710	$164,401	$129,320
Undistributed (excess of distributions
over) net investment income (loss)	$2,121	$4,392	$3,064	$(1,390)	$269	$181

[1]Share transactions
Shares sold
Class A	2,631	4,021	3,070	580	2,251	2,204
Class I(c)	—	6	2	—	12,288	6,021
Reinvestment of distributions
Class A	153	299	191	181	315	426
Shares redeemed
Class A(c)	(2,129)	(3,688)	(2,148)	(1,103)	(36,605)	(7,796)
Class I	—	—	—	—	(671)	—
Change in shares
Class A	655	632	1,113	(342)	(34,039)	(5,166)
Class I	—	6	2	—	11,617	6,021
Purchases and sales of long term
investments
Purchase of securities	$54,529	$109,261	$73,807	$1,495	$397,483	$75,690
Purchase of U.S. government securities	—	—	—	2,286	98,903	—
Total purchases	$54,529	$109,261	$73,807	$3,781	$496,386	$75,690
Proceeds from sales of securities	$44,525	$98,358	$56,977	$2,440	$581,318	$71,240
Proceeds from sales of U.S. government
securities	—	—	—	2,699	96,650	—
Total proceeds from sales	$44,525	$98,358	$56,977	$5,139	$677,968	$71,240
Securities sold short covers	$—	$—	$—	$—	$374,587	$—
Securities sold short proceeds	$—	$—	$—	$—	$322,346	$—

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Consolidated Statement of Changes in Net Assets.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/DoubleLine Total Return Fund(a)	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(a)	JNL/Epoch Global Shareholder Yield Fund(a)	JNL/FAMCO Flex Core Covered Call Fund(a)	JNL/Lazard International Strategic Equity Fund(a)	JNL/Neuberger Berman Currency Fund(a)
Operations
Net investment income (loss)	$81,525	$18,462	$1,883	$1,860	$485	$(390)
Net realized gain (loss)	(9,363)	(2,963)	4,793	5,204	3,203	4,053
Net change in unrealized appreciation
(depreciation)	31,893	5,706	3,784	7,876	10,419	(337)
Change in net assets from operations	104,055	21,205	10,460	14,940	14,107	3,326
Distributions to shareholders
From net investment income
Class A	(66,372)	(14,261)	(2,971)	(2,395)	(1,201)	—
From net realized gains
Class A	—	—	—	(2,860)	—	—
Total distributions to shareholders	(66,372)	(14,261)	(2,971)	(5,255)	(1,201)	—
Share transactions[1]
Proceeds from the sale of shares
Class A	451,989	95,170	18,091	33,060	19,996	6,899
Class I(b)	1,552,460	369,612	10,936	2,101	47	77,734
Reinvestment of distributions
Class A	66,372	14,261	2,971	5,255	1,201	—
Cost of shares redeemed
Class A(b)	(2,246,681)	(491,826)	(75,347)	(28,133)	(47,678)	(208,123)
Class I	(35,443)	(18,644)	(847)	(1,133)	—	(9,920)
Change in net assets from
share transactions	(211,303)	(31,427)	(44,196)	11,150	(26,434)	(133,410)
Change in net assets	(173,620)	(24,483)	(36,707)	20,835	(13,528)	(130,084)
Net assets beginning of year	2,561,009	428,256	83,056	128,716	71,049	210,160
Net assets end of year	$2,387,389	$403,773	$46,349	$149,551	$57,521	$80,076
Undistributed (excess of distributions
over) net investment income (loss)	$76,329	$3,496	$1,894	$1,783	$497	$2,420

[1]Share transactions
Shares sold
Class A	41,457	9,760	1,507	2,719	1,737	700
Class I(b)	143,427	38,368	895	176	4	7,788
Reinvestment of distributions
Class A	6,128	1,482	243	439	96	—
Shares redeemed
Class A(b)	(207,147)	(50,811)	(6,220)	(2,322)	(4,218)	(21,008)
Class I	(3,272)	(1,898)	(69)	(94)	—	(990)
Change in shares
Class A	(159,562)	(39,569)	(4,470)	836	(2,385)	(20,308)
Class I	140,155	36,470	826	82	4	6,798
Purchases and sales of long term
investments
Purchase of securities	$426,817	$245,520	$12,159	$98,975	$23,949	$34,108
Purchase of U.S. government securities	66,277	3,431	—	—	—	123,369
Total purchases	$493,094	$248,951	$12,159	$98,975	$23,949	$157,477
Proceeds from sales of securities	$383,173	$339,242	$56,956	$98,895	$51,812	$1,999
Proceeds from sales of U.S. government
securities	232,273	4,642	—	—	—	253,009
Total proceeds from sales	$615,446	$343,884	$56,956	$98,895	$51,812	$255,008
Securities sold short covers	$—	$18,028	$—	$26,944	$—	$—
Securities sold short proceeds	$—	$17,107	$—	$22,008	$—	$—

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)(b)	JNL/Nicholas Convertible Arbitrage Fund(b)	JNL/PIMCO Credit Income Fund(b)	JNL/PPM America Long Short Credit Fund(b)	JNL/T. Rowe Price Capital Appreciation Fund(b)	JNL/The Boston Company Equity Income Fund(b)
Operations
Net investment income (loss)	$45	$(3,952)	$13,758	$3,839	$16,298	$2,082
Net realized gain (loss)	520	24,855	2,877	(358)	94,431	13,039
Net change in unrealized appreciation
(depreciation)	424	(6,468)	11,997	1,677	127,365	6,258
Change in net assets from operations	989	14,435	28,632	5,158	238,094	21,379
Distributions to shareholders
From net investment income
Class A	(2,775)	(9,877)	(9,183)	(6,255)	(14,495)	(2,197)
From net realized gains
Class A	—	—	(1,351)	—	(16,713)	(2,721)
Total distributions to shareholders	(2,775)	(9,877)	(10,534)	(6,255)	(31,208)	(4,918)
Share transactions[1]
Proceeds from the sale of shares
Class A	7,860	17,356	255,357	98,262	1,407,843	44,241
Class I(c)	1,257	116,356	208,579	138,832	347,170	77
Reinvestment of distributions
Class A	2,775	9,877	10,534	6,255	31,208	4,918
Cost of shares redeemed
Class A(c)	(14,381)	(326,793)	(343,187)	(184,345)	(716,936)	(32,901)
Class I	(84)	(13,047)	(4,828)	(5,786)	(5,042)	—
Change in net assets from
share transactions	(2,573)	(196,251)	126,455	53,218	1,064,243	16,335
Change in net assets	(4,359)	(191,693)	144,553	52,121	1,271,129	32,796
Net assets beginning of year	20,505	377,861	371,627	97,456	1,291,509	131,631
Net assets end of year	$16,146	$186,168	$516,180	$149,577	$2,562,638	$164,427
Undistributed (excess of distributions
over) net investment income (loss)	$(3,103)	$1,475	$13,114	$3,592	$17,029	$2,077

[1]Share transactions
Shares sold
Class A	636	1,691	21,966	10,849	101,894	2,761
Class I(c)	118	11,543	17,896	15,755	25,038	4
Reinvestment of distributions
Class A	261	980	904	710	2,255	313
Shares redeemed
Class A(c)	(1,151)	(32,138)	(29,510)	(20,783)	(51,933)	(2,061)
Class I	(8)	(1,290)	(413)	(653)	(355)	—
Change in shares
Class A	(254)	(29,467)	(6,640)	(9,224)	52,216	1,013
Class I	110	10,253	17,483	15,102	24,683	4
Purchases and sales of long term
investments
Purchase of securities	$16,050	$182,093	$293,008	$158,633	$1,884,138	$102,981
Purchase of U.S. government securities	—	—	402,337	774	60,311	—
Total purchases	$16,050	$182,093	$695,345	$159,407	$1,944,449	$102,981
Proceeds from sales of securities	$19,234	$395,119	$172,814	$108,341	$1,064,994	$89,218
Proceeds from sales of U.S. government
securities	—	—	362,516	—	—	—
Total proceeds from sales	$19,234	$395,119	$535,330	$108,341	$1,064,994	$89,218
Securities sold short covers	$—	$173,876	$59,060	$4,735	$2,706	$—
Securities sold short proceeds	$—	$82,014	$59,338	$10,509	$4,537	$—

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Effective September 25, 2017, Class I shares were offered by the Fund.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2017

	JNL/The London Company Focused U.S. Equity Fund(a)	JNL/VanEck International Gold Fund(a)(b)	JNL/WCM Focused International Equity Fund(a)
Operations
Net investment income (loss)	$904	$(289)	$6,775
Net realized gain (loss)	14,990	2,359	35,826
Net change in unrealized appreciation
(depreciation)	7,190	4,779	277,681
Change in net assets from operations	23,084	6,849	320,282
Distributions to shareholders
From net investment income
Class A	(1,027)	(2,740)	(3,902)
From net realized gains
Class A	—	—	(986)
Total distributions to shareholders	(1,027)	(2,740)	(4,888)
Share transactions[1]
Proceeds from the sale of shares
Class A	16,735	23,262	312,722
Class I(c)	111,570	1,098	1,413,259
Reinvestment of distributions
Class A	1,027	2,740	4,888
Cost of shares redeemed
Class A(c)	(171,281)	(27,514)	(1,544,439)
Class I	(12,311)	(94)	(52,697)
Change in net assets from
share transactions	(54,260)	(508)	133,733
Change in net assets	(32,203)	3,601	449,127
Net assets beginning of year	165,696	57,574	1,008,629
Net assets end of year	$133,493	$61,175	$1,457,756
Undistributed (excess of distributions
over) net investment income (loss)	$902	$(1,338)	$6,484

[1]Share transactions
Shares sold
Class A	1,237	2,187	23,938
Class I(c)	8,039	108	102,242
Reinvestment of distributions
Class A	75	264	353
Shares redeemed
Class A(c)	(12,463)	(2,679)	(113,627)
Class I	(853)	(10)	(3,733)
Change in shares
Class A	(11,151)	(228)	(89,336)
Class I	7,186	98	98,509
Purchases and sales of long term
investments
Purchase of securities	$34,588	$19,989	$456,881
Proceeds from sales of securities	$87,470	$23,783	$336,624

(a)	Effective September 25, 2017, Class I shares were offered by the Fund.
(b)	Consolidated Statement of Changes in Net Assets.
(c)

Includes the JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund which was sold from Class A shares and purchased into Class I shares effective September 25, 2017. See Share Transactions under Note 8. in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL Tactical ETF Moderate Fund(c)	JNL Tactical ETF Moderate Growth Fund(d)	JNL Tactical ETF Growth Fund	JNL/AQR Risk Parity Fund(a)	JNL/BlackRock Global Long Short Credit Fund	JNL/DFA U.S. Small Cap Fund(e)
Operations
Net investment income (loss)	$1,818	$3,885	$2,595	$(180)	$6,682	$251
Net realized gain (loss)	(512)	(1,880)	(2,778)	2,108	(14,216)	3,814
Net change in unrealized appreciation
(depreciation)	4,155	13,584	13,563	816	17,953	18,298
Change in net assets from operations	5,461	15,589	13,380	2,744	10,419	22,363
Distributions to shareholders
From net investment income	(1,319)	(2,980)	(2,085)	—	(10,988)	(151)
From net realized gains	(2,103)	(8,419)	(9,090)	—	—	(6,729)
Total distributions to shareholders	(3,422)	(11,399)	(11,175)	—	(10,988)	(6,880)
Share transactions[1]
Proceeds from the sale of shares	45,958	79,533	44,573	19,405	42,976	21,422
Reinvestment of distributions	3,422	11,399	11,175	—	10,988	6,880
Cost of shares redeemed	(18,858)	(40,032)	(27,683)	(23,196)	(135,910)	(13,132)
Change in net assets from
share transactions	30,522	50,900	28,065	(3,791)	(81,946)	15,170
Change in net assets	32,561	55,090	30,270	(1,047)	(82,515)	30,653
Net assets beginning of year	81,690	190,999	144,077	36,758	457,024	82,665
Net assets end of year	$114,251	$246,089	$174,347	$35,711	$374,509	$113,318
Undistributed (excess of distributions
over) net investment income (loss)	$1,815	$3,880	$2,591	$(208)	$2,121	$262

[1]Share Transactions
Shares Sold	4,129	6,715	3,678	4,919	4,535	2,412
Shares tendered in reverse share split (b)	—	—	—	(18,101)	—	—
Reinvestment of distributions	309	979	949	—	1,163	822
Shares redeemed	(1,695)	(3,384)	(2,277)	(9,195)	(14,330)	(1,543)
Change in shares	2,743	4,310	2,350	(22,377)	(8,632)	1,691

(a)	Consolidated Statement of Changes in Net Assets.
(b)

As of close of business on May 6, 2016, the JNL/AQR Risk Parity Fund implemented an 8 for 1 reverse share split, which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statement of Changes in Net Assets were not adjusted for the reverse share split.

(c)	Effective September 25, 2017, the name of JNL Tactical ETF Conservative Fund was changed to JNL Tactical ETF Moderate Fund.
(d)	Effective September 25, 2017, the name of JNL Tactical ETF Moderate Fund was changed to JNL Tactical ETF Moderate Growth Fund.
(e)	Effective September 25, 2017, the name of JNL/DFA U.S. Micro Cap Fund was changed to JNL/DFA U.S. Small Cap Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/DoubleLine Total Return Fund	JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/Epoch Global Shareholder Yield Fund	JNL/FAMCO Flex Core Covered Call Fund	JNL/Lazard International Strategic Equity Fund	JNL/Neuberger Berman Currency Fund
Operations
Net investment income (loss)	$72,087	$20,751	$3,001	$2,406	$1,295	$(1,630)
Net realized gain (loss)	(9,383)	(24,118)	(4,016)	3,542	(4,656)	(2,373)
Net change in unrealized appreciation
(depreciation)	(22,205)	30,874	7,245	2,842	(2,251)	721
Change in net assets from operations	40,499	27,507	6,230	8,790	(5,612)	(3,282)
Distributions to shareholders
From net investment income	(41,372)	(20,376)	(3,185)	(3,535)	(1,102)	(4,700)
From net realized gains	—	—	—	(5,312)	(4,125)	—
Total distributions to shareholders	(41,372)	(20,376)	(3,185)	(8,847)	(5,227)	(4,700)
Share transactions[1]
Proceeds from the sale of shares	1,276,281	46,513	30,199	24,607	47,605	22,161
Reinvestment of distributions	41,372	20,376	3,185	8,847	5,227	4,700
Cost of shares redeemed	(529,255)	(110,502)	(49,459)	(61,785)	(94,170)	(37,406)
Change in net assets from
share transactions	788,398	(43,613)	(16,075)	(28,331)	(41,338)	(10,545)
Change in net assets	787,525	(36,482)	(13,030)	(28,388)	(52,177)	(18,527)
Net assets beginning of year	1,773,484	464,738	96,086	157,104	123,226	228,687
Net assets end of year	$2,561,009	$428,256	$83,056	$128,716	$71,049	$210,160
Undistributed (excess of distributions
over) net investment income (loss)	$66,336	$4,641	$2,952	$2,391	$1,199	$(1,243)

[1]Share Transactions
Shares Sold	117,999	4,821	2,621	2,119	4,169	2,182
Reinvestment of distributions	3,802	2,103	285	782	477	478
Shares redeemed	(48,898)	(11,454)	(4,365)	(5,417)	(8,340)	(3,694)
Change in shares	72,903	(4,530)	(1,459)	(2,516)	(3,694)	(1,034)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(a)	JNL/Nicholas Convertible Arbitrage Fund	JNL/PIMCO Credit Income Fund	JNL/PPM America Long Short Credit Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/The Boston Company Equity Income Fund
Operations
Net investment income (loss)	$(71)	$(7,733)	$7,421	$7,466	$11,764	$2,201
Net realized gain (loss)	3,187	1,383	2,290	(18,308)	16,160	2,101
Net change in unrealized appreciation
(depreciation)	(418)	19,879	(1,822)	27,744	42,317	15,890
Change in net assets from operations	2,698	13,529	7,889	16,902	70,241	20,192
Distributions to shareholders
From net investment income	—	(1,860)	(3,757)	(12,641)	(2,905)	(1,166)
From net realized gains	—	—	—	—	(11,429)	(5,089)
Total distributions to shareholders	—	(1,860)	(3,757)	(12,641)	(14,334)	(6,255)
Share transactions[1]
Proceeds from the sale of shares	28,612	30,747	409,770	82,321	698,601	18,443
Reinvestment of distributions	—	1,860	3,757	12,641	14,334	6,255
Cost of shares redeemed	(60,717)	(127,868)	(164,588)	(302,855)	(128,292)	(29,703)
Change in net assets from
share transactions	(32,105)	(95,261)	248,939	(207,893)	584,643	(5,005)
Change in net assets	(29,407)	(83,592)	253,071	(203,632)	640,550	8,932
Net assets beginning of year	49,912	461,453	118,556	301,088	650,959	122,699
Net assets end of year	$20,505	$377,861	$371,627	$97,456	$1,291,509	$131,631
Undistributed (excess of distributions
over) net investment income (loss)	$(371)	$(1,422)	$8,905	$6,272	$12,722	$2,192

[1]Share Transactions
Shares Sold	3,725	3,114	36,370	8,935	56,608	1,297
Shares tendered in reverse share split (b)	(2,503)	—	—	—	—	—
Reinvestment of distributions	—	186	327	1,445	1,149	451
Shares redeemed	(8,241)	(12,981)	(14,650)	(32,991)	(10,448)	(2,145)
Change in shares	(7,019)	(9,681)	22,047	(22,611)	47,309	(397)

(a)	Consolidated Statement of Changes in Net Assets.
(b)

As of close of business on May 6, 2016, the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund implemented a 2 for 1 reverse share split, which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statement of Changes in Net Assets were not adjusted for the reverse share split.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Statements of Changes in Net Assets (in thousands)

For the Year Ended December 31, 2016

	JNL/The London Company Focused U.S. Equity Fund	JNL/VanEck International Gold Fund(a)(c)	JNL/WCM Focused International Equity Fund
Operations
Net investment income (loss)	$1,026	$(358)	$4,006
Net realized gain (loss)	(587)	579	696
Net change in unrealized appreciation
(depreciation)	24,284	14,463	(4,601)
Change in net assets from operations	24,723	14,684	101
Distributions to shareholders
From net investment income	(901)	(376)	(862)
From net realized gains	—	—	(1,217)
Total distributions to shareholders	(901)	(376)	(2,079)
Share transactions[1]
Proceeds from the sale of shares	17,650	54,909	326,252
Reinvestment of distributions	901	376	2,079
Cost of shares redeemed	(24,925)	(38,815)	(121,508)
Change in net assets from
share transactions	(6,374)	16,470	206,823
Change in net assets	17,448	30,778	204,845
Net assets beginning of year	148,248	26,796	803,784
Net assets end of year	$165,696	$57,574	$1,008,629
Undistributed (excess of distributions
over) net investment income (loss)	$1,025	$444	$3,886

[1]Share Transactions
Shares Sold	1,463	7,817	29,411
Shares tendered in reverse share split (b)	—	(5,980)	—
Reinvestment of distributions	76	33	179
Shares redeemed	(2,031)	(4,393)	(10,901)
Change in shares	(492)	(2,523)	18,689

(a)	Consolidated Statement of Changes in Net Assets.
(b)

As of close of business on May 6, 2016, the JNL/VanEck International Gold Fund implemented a 2 for 1 reverse share split, which resulted in a reduction in the number of shares. Shares sold and shares redeemed prior to May 6, 2016 reflected in the Statement of Changes in Net Assets were not adjusted for the reverse share split.

(c)	Effective September 25, 2017, the name of JNL/Van Eck International Gold Fund was changed to JNL/VanEck International Gold Fund.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)(c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)

JNL Tactical ETF Moderate Fund(g)(h)(i)
Class A
12/31/17		11.19		0.21		1.07		1.28		(0.18)		—		12.29		11.45	133,569	37	0.67	(j)	0.99	(j)	1.75
12/31/16		10.94		0.20		0.41		0.61		(0.14)		(0.22)		11.19		5.57	114,251	43	0.67		1.12		1.83
12/31/15		11.09		0.23		(0.19)		0.04		(0.11)		(0.08)		10.94		0.28	81,690	151	0.73		1.14		2.01
12/31/14		11.01		0.18		0.27		0.45		(0.09)		(0.28)		11.09		4.03	51,221	85	0.92		1.22		1.65
12/31/13		10.34		0.14		0.54		0.68		—		(0.01)		11.01		6.60	37,509	124	0.92		1.22		1.27

Class I
12/31/17	‡‡	11.89		0.11		0.32		0.43		—		—		12.32		3.62	1	37	—		—		3.42

JNL Tactical ETF Moderate Growth Fund(g)(h)(k)
Class A
12/31/17		11.90		0.21		1.65		1.86		(0.18)		—		13.58		15.72	289,246	37	0.67	(j)	1.00	(j)	1.64
12/31/16		11.67		0.21		0.60		0.81		(0.15)		(0.43)		11.90		7.04	246,089	50	0.67		1.12		1.74
12/31/15		11.91		0.23		(0.20)		0.03		(0.11)		(0.16)		11.67		0.15	190,999	138	0.73		1.14		1.91
12/31/14		11.84		0.19		0.35		0.54		(0.08)		(0.39)		11.91		4.53	120,281	88	0.92		1.22		1.55
12/31/13		10.42		0.15		1.28		1.43		—		(0.01)		11.84		13.71	88,092	149	0.92		1.22		1.36

Class I
12/31/17	‡‡	12.97		0.06		0.56		0.62		—		—		13.59		4.78	78	37	0.38		0.38		1.52

JNL Tactical ETF Growth Fund(g)(h)
Class A
12/31/17		12.20		0.20		2.15		2.35		(0.17)		—		14.38		19.35	221,557	29	0.67	(j)	0.99	(j)	1.53
12/31/16		12.06		0.20		0.79		0.99		(0.16)		(0.69)		12.20		8.48	174,347	66	0.67		1.12		1.63
12/31/15		12.41		0.21		(0.20)		0.01		(0.13)		(0.23)		12.06		0.00	144,077	142	0.74		1.15		1.68
12/31/14		12.41		0.19		0.38		0.57		(0.08)		(0.49)		12.41		4.56	105,071	105	0.92		1.22		1.54
12/31/13		10.49		0.16		1.78		1.94		—		(0.02)		12.41		18.48	74,997	172	0.92		1.22		1.35

Class I
12/31/17	‡‡	13.57		0.11		0.72		0.83		—		—		14.40		6.12	27	29	0.35		0.35		2.94

JNL/AQR Risk Parity Fund(h)(l)
Class A
12/31/17		12.80		0.00		1.49		1.49		(0.43)		(0.50)		13.36		11.89	32,709	30	1.13	(j)	1.20	(j)	0.00
12/31/16		11.68	(m)	(0.07)	(m)	1.19	(m)	1.12	(m)	—		—		12.80		9.59	35,711	61	1.12		1.22		(0.53)
12/31/15		83.87	(m)	(0.83)	(m)	(6.53)	(m)	(7.36)	(m)	(29.07)	(m)	(35.76)	(m)	11.68	(m)(n)	(10.31)	36,758	73	1.12		1.27		(1.10)
12/31/14		80.50	(m)	(0.40)	(m)	6.85	(m)	6.45	(m)	—		(3.08)	(m)	83.87	(m)	7.95	175,540	17	1.13		1.33		(0.47)
12/31/13	*	80.00	(m)	(0.24)	(m)	0.74	(m)	0.50	(m)	—		—		80.50	(m)	0.60	311,716	69	1.14		1.34		(1.00)

Class I
12/31/17	‡‡	12.87		0.04		0.48		0.52		—		—		13.39		4.04	1	30	0.72		0.72		1.10

JNL/BlackRock Global Long Short Credit Fund(h)
Class A
12/31/17		9.50		0.21		0.09		0.30		(0.14)		—		9.66		3.20	52,121	285	2.24	(j)(o)	2.29	(j)(o)	2.19
12/31/16		9.51		0.16		0.10		0.26		(0.27)		—		9.50		2.77	374,509	400	2.16	(o)	2.17	(o)	1.64
12/31/15		10.22		0.20		(0.33)		(0.13)		(0.51)		(0.07)		9.51		(1.35)	457,024	240	1.96	(o)	1.96	(o)	1.91
12/31/14		10.10		0.20		(0.08)		0.12		—		—		10.22		1.19	381,489	223	2.19	(o)	2.19	(o)	1.95
12/31/13	*	10.00		0.05		0.05		0.10		—		—		10.10		1.00	413,201	164	1.84	(o)	1.84	(o)	0.78

Class I
12/31/17	‡‡	9.59		0.09		(0.01)		0.08		—		—		9.67		0.83	112,280	285	2.18	(j)(o)	2.18	(j)(o)	3.51

JNL/DFA U.S. Small Cap Fund(h)
Class A
12/31/17		9.72		0.01		0.95		0.96		(0.02)		(0.33)		10.33		10.15	67,066	61	1.15		1.15		0.07
12/31/16		8.30		0.02		2.09		2.11		(0.02)		(0.67)		9.72		26.75	113,318	20	1.17		1.17		0.29
12/31/15		13.48		0.03		(0.48)		(0.45)		—		(4.73)		8.30	(n)	(4.84)	82,665	21	1.20		1.20		0.20
12/31/14		14.39		(0.01)		0.28		0.27		—		(1.18)		13.48		2.05	93,215	19	1.27		1.27		(0.06)
12/31/13		10.11		(0.01)		4.42		4.41		(0.07)		(0.06)		14.39		43.64	178,330	15	1.27		1.27		(0.10)

Class I
12/31/17	‡‡	9.69		0.02		0.63		0.65		—		—		10.34		6.71	62,254	61	0.76		0.81		0.66

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)(c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/DoubleLine Total Return Fund(h)
Class A
12/31/17		10.70		0.35		0.09		0.44		(0.29)		—		10.85		4.16	866,061	21	0.84		0.84		3.19
12/31/16		10.65		0.32		(0.10)		0.22		(0.17)		—		10.70		2.05	2,561,009	18	0.83		0.84		2.97
12/31/15		10.62		0.35		(0.17)		0.18		(0.15)		—		10.65		1.69	1,773,484	17	0.83		0.88		3.28
12/31/14		10.00		0.33		0.32		0.65		(0.03)		—		10.62		6.49	1,220,318	14	0.85		0.97		3.18
12/31/13	*	10.00		0.07		(0.07)		0.00		—		—		10.00		0.00	549,321	17	0.85		0.97		2.27

Class I
12/31/17	‡‡	10.82		0.11		(0.08)		0.03		—		—		10.85		0.28	1,521,328	21	0.57		0.57		3.68

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund(h)
Class A
12/31/17		9.69		0.41		0.08		0.49		(0.37)		—		9.81		5.15	45,407	78	1.38	(j)(o)	1.41	(j)(o)	4.19
12/31/16		9.54		0.45		0.17		0.62		(0.47)		—		9.69		6.46	428,256	86	1.39	(o)	1.41	(o)	4.69
12/31/15		9.97		0.43		(0.23)		0.20		(0.63)		—		9.54		2.01	464,738	78	1.44	(o)	1.44	(o)	4.22
12/31/14		9.52		0.32		0.13		0.45		—		—		9.97		4.73	420,170	91	1.59	(o)	1.59	(o)	3.26
12/31/13	*	10.00		0.06		(0.54)		(0.48)		—		—		9.52		(4.80)	399,531	106	1.62	(o)	1.62	(o)	0.96

Class I
12/31/17	‡‡	9.63		0.15		0.05		0.20		—		—		9.83		2.08	358,366	78	1.23	(j)(o)	1.23	(j)(o)	5.67

JNL/Epoch Global Shareholder Yield Fund(h)
Class A
12/31/17		11.35		0.35		1.54		1.89		(0.63)		—		12.61		16.82	35,932	19	1.08		1.08		2.89
12/31/16		10.95		0.35		0.43		0.78		(0.38)		—		11.35		7.16	83,056	21	1.07		1.07		3.07
12/31/15		11.83		0.37		(0.96)		(0.59)		(0.20)		(0.09)		10.95		(4.99)	96,086	62	1.09		1.09		3.14
12/31/14		11.36		0.46		0.23		0.69		(0.00)	(p)	(0.22)		11.83		6.05	57,362	12	1.17		1.17		3.83
12/31/13		10.58		0.39		2.06		2.45		(0.37)		(1.30)		11.36		23.33	33,916	110	1.17		1.17		3.26

Class I
12/31/17	‡‡	12.22		0.08		0.32		0.40		—		—		12.62		3.27	10,417	19	0.82		0.82		2.31

JNL/FAMCO Flex Core Covered Call Fund(h)
Class A
12/31/17		11.66		0.17		1.16		1.33		(0.22)		(0.26)		12.51		11.62	148,531	73	0.98		0.98		1.37
12/31/16		11.59		0.21		0.70		0.91		(0.34)		(0.51)		11.66		8.09	128,716	64	0.97		0.97		1.82
12/31/15		12.35		0.21		(0.60)		(0.39)		(0.22)		(0.15)		11.59		(3.21)	157,104	53	1.01		1.01		1.72
12/31/14		11.35		0.18		0.82		1.00		(0.00)	(p)	—		12.35		8.84	247,924	53	1.07		1.07		1.52
12/31/13		10.20		0.20		1.10		1.30		(0.14)		(0.01)		11.35		12.71	77,663	106	1.07		1.07		1.83

Class I
12/31/17	‡‡	11.97		0.05		0.50		0.55		—		—		12.52		4.59	1,020	73	0.70		0.70		1.44

JNL/Lazard International Strategic Equity Fund(h)
Class A
12/31/17		10.60		0.10		2.87		2.97		(0.27)		—		13.30		28.19	57,473	43	1.18		1.18		0.84
12/31/16		11.85		0.14		(0.73)		(0.59)		(0.14)		(0.52)		10.60		(5.13)	71,049	42	1.17		1.17		1.23
12/31/15		11.43		0.11		0.40		0.51		(0.09)		—		11.85		4.41	123,226	63	1.20		1.20		0.91
12/31/14		11.60		0.12		(0.28)		(0.16)		—		(0.01)		11.43		(1.42)	123,861	40	1.27		1.27		1.02
12/31/13	*	10.00		0.00		1.60		1.60		—		—		11.60		16.00	39,055	39	1.27		1.27		0.02

Class I
12/31/17	‡‡	12.45		0.06		0.80		0.86		—		—		13.31		6.91	48	43	0.90		0.90		1.62

JNL/Neuberger Berman Currency Fund(h)
Class A
12/31/17		9.76		(0.03)		0.25		0.22		—		—		9.98		2.25	12,129	0	1.07		1.07		(0.34)
12/31/16		10.14		(0.08)		(0.08)		(0.16)		(0.22)		—		9.76		(1.60)	210,160	0	1.07		1.07		(0.74)
12/31/15		10.13		(0.10)		0.29		0.19		(0.18)		(0.00)	(p)	10.14		1.89	228,687	0	1.10		1.10		(0.97)
12/31/14		9.80		(0.11)		0.44		0.33		—		—		10.13		3.37	192,626	0	1.17		1.17		(1.09)
12/31/13		10.10		(0.11)		(0.08)		(0.19)		(0.11)		(0.00)	(p)	9.80		(1.91)	164,891	69	1.17		1.17		(1.07)

Class I
12/31/17	‡‡	9.98		0.01		0.01		0.02		—		—		10.00		0.20	67,947	0	0.84		0.84		0.28

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund(h)(l)
Class A
12/31/17		12.97		0.03		0.67		0.70		(2.43)		—		11.24		6.47	14,911	113	0.99		0.99		0.27
12/31/16		11.61	(m)	(0.03)	(m)	1.39	(m)	1.36	(m)	—		—		12.97		11.81	20,505	22	0.99		0.99		(0.24)
12/31/15		15.49	(m)	(0.09)	(m)	(3.79)	(m)	(3.88)	(m)	—		—		11.61	(m)	(25.06)	49,912	13	1.01		1.01		(0.63)
12/31/14	*	20.00	(m)	(0.10)	(m)	(4.41)	(m)	(4.51)	(m)	—		—		15.49	(m)	(22.60)	179,950	49	1.07		1.07		(0.80)

Class I
12/31/17	‡‡	10.68		0.02		0.54		0.56		—		—		11.24		5.24	1,235	113	0.71		0.71		0.77

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

				Increase (decrease) from investment operations						Distributions from							Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)		Net investment income (loss)($)(b)(c)		Net realized & unrealized gains (losses)($)		Total from investment operations($)		Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)		Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/Nicholas Convertible Arbitrage Fund(h)
Class A
12/31/17		10.05		(0.15)		0.65		0.50		(0.42)		—		10.13		4.95	82,259	92	1.36	(j)(o)	1.38	(j)(o)	(1.49)
12/31/16		9.76		(0.19)		0.53		0.34		(0.05)		—		10.05		3.46	377,861	76	1.49	(o)	1.50	(o)	(1.88)
12/31/15		10.17		(0.28)		(0.02)		(0.30)		(0.11)		—		9.76		(2.96)	461,453	113	1.59	(o)	1.59	(o)	(2.70)
12/31/14		10.55		(0.42)		0.30		(0.12)		(0.08)		(0.18)		10.17		(1.07)	436,751	116	1.84	(o)	1.84	(o)	(3.98)
12/31/13		10.26		(0.25)		0.59		0.34		(0.00)	(p)	(0.05)		10.55		3.35	238,456	150	1.88	(o)	1.88	(o)	(2.39)

Class I
12/31/17	‡‡	10.08		(0.02)		0.07		0.05		—		—		10.13		0.50	103,909	92	1.15	(j)(o)	1.15	(j)(o)	(0.74)

JNL/PIMCO Credit Income Fund(h)
Class A
12/31/17		11.19		0.36		0.42		0.78		(0.23)		(0.03)		11.71		6.97	311,231	121	0.89		0.89		3.08
12/31/16		10.62		0.30		0.38		0.68		(0.11)		—		11.19		6.34	371,627	125	0.77		0.77		2.69
12/31/15		10.94		0.29		(0.39)		(0.10)		(0.22)		—		10.62		(0.95)	118,556	145	0.81		0.81		2.65
12/31/14		10.17		0.23		0.54		0.77		(0.00)	(p)	—		10.94		7.61	88,511	100	0.87		0.87		2.16
12/31/13		10.54		0.17		(0.35)		(0.18)		(0.19)		(0.00)	(p)	10.17		(1.70)	52,473	103	0.97		0.97		1.67

Class I
12/31/17	‡‡	11.65		0.11		(0.04)		0.07		—		—		11.72		0.60	204,949	121	0.67		0.67		3.39

JNL/PPM America Long Short Credit Fund(h)
Class A
12/31/17		8.95		0.25		0.08		0.33		(0.37)		—		8.91		3.78	14,877	90	1.22	(j)	1.46	(j)	2.70
12/31/16		8.99		0.36		0.62		0.98		(1.02)		—		8.95		11.12	97,456	66	1.08		1.33		3.95
12/31/15		9.70		0.37		(0.73)		(0.36)		(0.35)		—		8.99		(3.74)	301,088	60	1.10		1.35		3.86
12/31/14		10.17		0.32		(0.47)		(0.15)		(0.17)		(0.15)		9.70		(1.43)	355,629	94	1.42		1.42		3.10
12/31/13	*	10.00		0.19		(0.02)		0.17		—		—		10.17		1.70	394,352	92	1.42		1.42		2.83

Class I
12/31/17	‡‡	8.81		0.08		0.03		0.11		—		—		8.92		1.25	134,700	90	0.98	(j)	0.99	(j)	3.19

JNL/T. Rowe Price Capital Appreciation Fund(h)
Class A
12/31/17		12.65		0.12		1.75		1.87		(0.10)		(0.11)		14.31		14.80	2,209,139	67	1.05	(q)	1.05		0.87
12/31/16		11.88		0.15		0.77		0.92		(0.03)		(0.12)		12.65		7.77	1,291,509	62	1.06	(q)	1.06		1.20
12/31/15		11.38		0.10		0.42		0.52		(0.00)	(p)	(0.02)		11.88		4.60	650,959	69	1.03	(q)	1.08		0.87
12/31/14		10.51		0.09		1.13		1.22		(0.06)		(0.29)		11.38		11.63	112,930	82	1.03	(q)	1.17		0.79
12/31/13	*	10.00		0.02		0.52		0.54		(0.03)		(0.00)	(p)	10.51		5.45	39,085	11	1.03		1.16		0.79

Class I
12/31/17	‡‡	13.86		0.05		0.41		0.46		—		—		14.32		3.32	353,499	67	0.76	(q)	0.76		1.21

JNL/The Boston Company Equity Income Fund(h)
Class A
12/31/17		15.38		0.23		2.12		2.35		(0.25)		(0.31)		17.17		15.66	164,350	63	0.93		0.93		1.45
12/31/16		13.70		0.26		2.20		2.46		(0.14)		(0.63)		15.38		18.55	131,631	66	0.92		0.92		1.86
12/31/15		14.36		0.21		(0.44)		(0.23)		(0.07)		(0.36)		13.70		(1.72)	122,699	70	0.94		0.94		1.47
12/31/14		13.38		0.17		1.32		1.49		(0.01)		(0.50)		14.36		11.07	61,463	47	1.02		1.02		1.21
12/31/13		10.70		0.18		3.76		3.94		(0.14)		(1.12)		13.38		36.82	37,852	102	1.02		1.02		1.43

Class I
12/31/17	‡‡	15.80		0.04		1.34		1.38		—		—		17.18		8.73	77	63	0.67		0.67		0.83

JNL/The London Company Focused U.S. Equity Fund(h)
Class A
12/31/17		12.91		0.07		2.15		2.22		(0.09)		—		15.04		17.30	25,281	23	1.07		1.07		0.54
12/31/16		11.13		0.08		1.77		1.85		(0.07)		—		12.91		16.65	165,696	11	1.07		1.07		0.66
12/31/15		11.35		0.09		(0.25)		(0.16)		(0.02)		(0.04)		11.13		(1.42)	148,248	27	1.05		1.09		0.77
12/31/14		10.97		0.07		0.31		0.38		(0.00)	(p)	(0.00)	(p)	11.35		3.52	82,804	14	1.06		1.17		0.66
12/31/13	*	10.00		0.02		0.95		0.97		—		—		10.97		9.70	7,239	3	1.06		1.17		0.52

Class I
12/31/17	‡‡	13.86		0.03		1.17		1.20		—		—		15.06		8.66	108,212	23	0.81		0.81		0.80

JNL/VanEck International Gold Fund(h)(r)
Class A
12/31/17		9.47		(0.05)		1.32		1.27		(0.46)		—		10.28		13.40	60,168	32	1.18		1.18		(0.46)
12/31/16		6.23	(m)	(0.06)	(m)	3.36	(m)	3.30	(m)	(0.06)		—		9.47		53.05	57,574	39	1.17		1.17		(0.58)
12/31/15		8.78	(m)	(0.04)	(m)	(2.27)	(m)	(2.31)	(m)	(0.24)	(m)	—		6.23	(m)	(26.59)	26,796	37	1.22		1.22		(0.45)
12/31/14		9.38	(m)	(0.07)	(m)	(0.50)	(m)	(0.57)	(m)	(0.03)	(m)	—		8.78	(m)	(6.13)	81,447	55	1.27		1.27		(0.62)
12/31/13		18.04	(m)	(0.04)	(m)	(8.60)	(m)	(8.64)	(m)	(0.02)	(m)	—		9.38	(m)	(47.90)	116,757	33	1.29		1.29		(0.31)

Class I
12/31/17	‡‡	10.27		(0.01)		0.03		0.02		—		—		10.29		0.19	1,007	32	0.91		0.91		(0.48)

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

			Increase (decrease) from investment operations			Distributions from						Supplemental data				Ratios(a)
Period ended		Net asset value, beginning of period($)	Net investment income (loss)($)(b)(c)	Net realized & unrealized gains (losses)($)	Total from investment operations($)	Net investment income($)		Net realized gains on investment transactions($)		Net asset value, end of period($)	Total return(%)(d)	Net assets, end of period (in thousands)($)	Portfolio turnover (%)(e)	Net expenses to average net assets(%)(f)		Total expenses to average net assets(%)(f)		Net investment income (loss) to average net assets(%)(c)
JNL/WCM Focused International Equity Fund(h)
Class A
12/31/17		11.01	0.09	3.39	3.48	(0.04)		(0.01)		14.44	31.65	33,381	29	1.14	(j)	1.15	(j)	0.74
12/31/16		11.02	0.05	(0.04)	0.01	(0.01)		(0.01)		11.01	0.12	1,008,629	22	1.17		1.17		0.44
12/31/15		10.42	0.03	0.57	0.60	(0.00)	(p)	—		11.02	5.78	803,784	26	1.18		1.18		0.28
12/31/14		10.52	0.02	(0.12)	(0.10)	—		(0.00)	(p)	10.42	(0.94)	233,928	18	1.25		1.27		0.19
12/31/13	*	10.00	(0.01)	0.53	0.52	—		—		10.52	5.20	8,511	10	1.25		1.27		(0.49)

Class I
12/31/17	‡‡	13.80	0.01	0.65	0.66	—		—		14.46	4.78	1,424,375	29	0.86	(j)	0.87	(j)	0.17

*

Commencement of operations was as follows: April 29, 2013: JNL/BlackRock Global Long Short Credit Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Lazard International Strategic Equity Fund and JNL/PPM America Long Short Credit Fund; September 16, 2013: JNL/AQR Risk Parity Fund, JNL/DoubleLine Total Return Fund, JNL/T.Rowe Price Capital Appreciation Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/WCM Focused International Equity Fund; April 28, 2014: JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund.

‡‡	Effective September 25, 2017, Class I shares were offered by the Fund.
(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)

Net investment income(loss) per share and ratios of net investment income(loss) to average net assets for Class I shares can be less than Class A shares for certain Funds or can be significantly more than Class A shares for certain Funds because the net assets for Class I shares increased significantly after the Funds of Funds investment in the Underlying Fund was sold in Class A and purchased in Class I effective September 25, 2017 and also as a result of the timing of income received in the Fund before and after September 25, 2017.

(d)

Total return assumes reinvestment of all distributions for the period. Total return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges and if it did performance would be lower.

(e)

Portfolio turnover is not annualized for periods of less than one year. Fixed income securities with maturities greater than one year that are purchased for short term investment are excluded from the portfolio turnover calculation.

(f)

The expenses or expense waivers for the Funds' Class I shares were $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares were $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net and total expenses to average net assets during the period for Class I shares can be less than or more than the anticipated ratios of net and total expenses to average net assets depending on the net assets that Class I shares acquired during the period.

(g)	Ratios of net investment income and expenses to average net assets do not include the impact of underlying funds' expenses.
(h)

Prior to September 25, 2017, the Fund accrued the Rule 12b-1 fee at the maximum annual rate up to 0.20% of the average daily net assets of Class A shares of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Fund changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of the Fund.

(i)	Effective September 25, 2017, JNL Tactical ETF Conservative Fund name was changed to JNL Tactical ETF Moderate Fund.
(j)

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(k)	Effective September 25, 2017, JNL Tactical ETF Moderate Fund name was changed to JNL Tactical ETF Moderate Growth Fund.
(l)	Consolidated Financial Statements since commencement of operations.
(m)

On May 6, 2016, JNL/AQR Risk Parity Fund effected an 8 for 1 reverse share split and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund and JNL/VanEck

International Gold Fund each effected a 2 for 1 reverse share split. Per share data prior to this date has been retroactively adjusted to give effect to the reverse share split.

(n)	The Net Asset Value for the year ended December 31, 2015 decreased due to significant distributions paid by the Fund.
(o)	The net and total expense ratios to average net assets without dividend expenses, net borrowing fees on securities sold short or interest expense for the following Funds were as follows:
	December 31, 2017(%)	December 31, 2016(%)	December 31, 2015(%)	December 31, 2014(%)	December 31, 2013(%)
JNL/BlackRock Global Long Short Credit Fund
Class A – Net expenses / Total Expenses [1,3]	1.30/1.35	1.32/1.33	1.35	1.43	1.42
Class I [3]	0.91	N/A	N/A	N/A	N/A
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Class A – Net expenses / Total Expenses [2,3]	1.28/1.31	1.30/1.32	1.36	1.43	1.43
Class I [3]	1.14	N/A	N/A	N/A	N/A
JNL/Nicholas Convertible Arbitrage Fund
Class A – Net expenses / Total Expenses [1,3]	1.21/1.23	1.21/1.22	1.25	1.31	1.32
Class I [3]	0.95	N/A	N/A	N/A	N/A
JNL/PPM America Long Short Credit Fund
Class A – Net expenses / Total Expenses [3]	1.08/1.32	N/A	N/A	N/A	N/A
Class I – Net expenses / Total Expenses [3]	0.81/0.82	N/A	N/A	N/A	N/A

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Financial Highlights

For a Share Outstanding

[1] Effective September 19, 2016, JNL/BlackRock Global Long Short Credit Fund and JNL/Nicholas Convertible Arbitrage Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary advisory fee waiver was discontinued.

[2] Effective January 1, 2016, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund voluntarily began waiving a portion of advisory fees. Effective September 25, 2017, the voluntary advisory fee waiver was discontinued.

[3] Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for the Fund. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued and the waived portion of advisory fees for the Fund was converted to a permanent reduction in advisory fees. For certain Funds that had a significant increase in Class I shares during the year, the difference between the ratios of net and total expenses to average net assets for each share class may differ for those Funds that discontinued the waivers.

(p)	Amount represents less than $0.005.
(q)

The ratios of net expenses to average net assets for JNL/T.Rowe Price Capital Appreciation Fund includes a reimbursement for advisory fees related to advisory fees earned on an affiliated investment held by the Fund.

(r)	Consolidated Financial Statements starting year ended December 31, 2013.

See accompanying Notes to Financial Statements.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

NOTE 1. ORGANIZATION

The Jackson Variable Series Trust (“Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust, dated September 7, 2011, as amended and restated April 27, 2015 and amended September 25, 2017. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (“1933 Act”). The Trust operates as a series trust, and at December 31, 2017 consisted of twenty-eight (28) separate funds. Information in these financial statements pertains to twenty-one (21) Funds (each a “Fund”, and collectively, “Funds”) offered by the Trust listed in the table below. Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets, each with its own investment objective.

Jackson National Asset Management, LLC (“JNAM”, “Adviser” or “Administrator”), a wholly-owned subsidiary of Jackson National Life Insurance Company® (“Jackson”), serves as investment adviser and administrator to each of the Funds. Jackson is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is the United States of America. Shares of each Fund are sold to Jackson and its separate accounts to fund the benefits of variable annuity contracts and variable life insurance policies and to other affiliated registered investment companies. The Funds and each Fund's Sub-Advisers are:

Fund:	Sub-Adviser:
JNL Tactical ETF Moderate Fund, JNL Tactical ETF Moderate Growth Fund and JNL Tactical ETF Growth Fund. These Funds are collectively known as "JNL Tactical ETF Funds".	Mellon Capital Management Corporation
JNL/AQR Risk Parity Fund	AQR Capital Management, LLC
JNL/BlackRock Global Long Short Credit Fund	BlackRock Financial Management, Inc. BlackRock International Limited BlackRock (Singapore) Limited
JNL/DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP
JNL/DoubleLine Total Return Fund	DoubleLine Capital LP
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	Eaton Vance Management
JNL/Epoch Global Shareholder Yield Fund	Epoch Investment Partners, Inc.
JNL/FAMCO Flex Core Covered Call Fund	Ziegler Capital Management, LLC
JNL/Lazard International Strategic Equity Fund	Lazard Asset Management LLC
JNL/Neuberger Berman Currency Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	Neuberger Berman Investment Advisers LLC
JNL/Nicholas Convertible Arbitrage Fund	Nicholas Investment Partners, L.P.
JNL/PIMCO Credit Income Fund	Pacific Investment Management Company LLC
JNL/PPM America Long Short Credit Fund	PPM America, Inc.*
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.
JNL/The Boston Company Equity Income Fund	The Boston Company Asset Management LLC
JNL/The London Company Focused U.S. Equity Fund	The London Company of Virginia, LLC
JNL/VanEck International Gold Fund	Van Eck Associates Corporation
JNL/WCM Focused International Equity Fund	WCM Investment Management

* PPM America, Inc. is an affiliate of JNAM.

The Funds are diversified Funds for purposes of the 1940 Act, with the exception of the following non-diversified Funds: JNL Tactical ETF Funds, JNL/AQR Risk Parity Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/The London Company Focused U.S. Equity Fund and JNL/VanEck International Gold Fund.

Prior to September 25, 2017, each Fund offered one share class, Class A shares. Effective September 25, 2017, Class I shares are also offered by each Fund. Class A and Class I shares differ principally in applicable 12b-1 fees. Shareholders bear the common expenses of each Fund and earn income and realized gains/losses from each Fund pro rata based on the average daily net assets of each class, without discrimination between share classes. From time to time, a Fund may have significant subscription and redemption activity which, when executed at the net asset value (“NAV”) rounded to two decimals, can impact the NAV per share of either class and cause a divergence in the NAV between each class. Each share class also has different voting rights on matters affecting a single class. No class has preferential dividend rights.

Effective September 25, 2017, JNL Tactical ETF Conservative Fund's name was changed to JNL Tactical ETF Moderate Fund, JNL Tactical ETF Moderate Fund's name was changed to JNL Tactical ETF Moderate Growth Fund, JNL/DFA U.S. Micro Cap Fund's name was changed to JNL/DFA U.S. Small Cap Fund and JNL/Van Eck International Gold Fund's name was changed to JNL/VanEck International Gold Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Security Valuation. Under the Trust’s valuation policy and procedures, the Trust’s Board of Trustees (“Board” or “Trustees”) has delegated the daily operational oversight of the securities valuation function to the JNAM Valuation Committee (“Valuation Committee”), which consists of certain officers of the Trust and JNAM management. The Valuation Committee is responsible for determining fair valuations for any security for which market quotations are not readily available. For those securities fair valued under procedures adopted by the Board, the Valuation Committee reviews and affirms the reasonableness of the fair valuation determinations after considering all relevant information that is reasonably available. The Valuation Committee’s fair valuation determinations are subject to review by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. For fair valuation determinations that are deemed significant, the Board is promptly notified, in detail, of the fair valuation.

The NAV of a Fund's shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). Stocks traded on an exchange are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security, the security may be valued at the last quoted sale price on the exchange where the security is principally traded or final bid price in the absence of a sale. Stocks not listed on a national or foreign stock exchange may be valued at the closing bid price on the over the counter (“OTC”) market. The Adviser has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities traded in foreign markets in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which the NAVs are determined. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Short-term securities maturing within sixty (60) days are valued at amortized cost, unless it is determined that such practice does not approximate market value. Debt securities are generally valued by independent pricing services approved by the Board. If pricing services are unable to provide valuations, debt securities are valued at the most recent bid quotation for a long position and ask quotation for a short position or an evaluated price, as applicable, obtained from each Fund’s Sub-Adviser, a broker/dealer, a widely used quotation system or other approved third party sources. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Options traded on an exchange are generally valued at the last traded price as of the close of business on the local exchange. If the last trade is determined to not be representative of fair value, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE. Centrally cleared swap agreements, listed on a multilateral or trade facility platform, such as a registered exchange, are valued by the respective exchange. The exchange determines a daily settlement price via pricing models which use, as appropriate, its members’ actionable levels across complete term structures along with information obtained from external third party price providers. OTC derivatives, including options, swap and forward volatility agreements, are generally valued by approved pricing services. If the pricing services are unable to provide valuations, OTC derivatives are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker/dealer or by pricing models using observable inputs. Pricing services utilized to value debt and derivative instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data.

Market quotations may not be readily available for certain investments or it may be determined that a quotation of an investment does not represent market value. In such instances, the investment is valued as determined in good faith using procedures approved by the Board. Situations that may require an investment to be fair valued may include instances where a security is thinly traded, halted or restricted as to resale. In addition, investments may be fair valued based on the occurrence of a significant event. Significant events may be specific to a particular issuer, such as mergers, restructurings or defaults. Alternatively, significant events may affect an entire market, such as natural disasters, government actions, and significant changes in the value of U.S. securities markets. Securities are fair valued based on observable and unobservable inputs, including the Adviser’s or Valuation Committee’s own assumptions in determining the fair value of an investment. Under the procedures approved by the Board, the Adviser may utilize pricing services or other sources, including each Fund’s Sub-Adviser, to assist in determining the fair value of an investment. Factors considered to determine fair value may include the correlation with price movement of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer and trading or other market data.

If an investment is valued at a fair value for purposes of calculating a Fund’s NAV, the value may be different from the last quoted price for the investment depending on the source and method used to determine the value. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

Distributions to Shareholders. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends from net investment income are generally declared and paid annually, but may be paid more frequently to avoid excise tax. Distributions of net realized capital gains, if any, are distributed at least annually, to the extent they exceed available capital loss carryforwards.

Security Transactions and Investment Income. Security transactions are recorded on the trade date for financial reporting purposes. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded when the information becomes available. Income received in lieu of dividends for securities loaned is included in dividends in the Statements of Operations. Interest income, including level-yield amortization of discounts and premiums on debt securities and convertible bonds, is accrued daily. A Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Realized gains and losses are determined on the specific identification basis.

Expenses. Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Expenses attributable to a specific class of shares are charged to that class. Other Trust level expenses are allocated to the Funds based on the average daily net assets of each Fund.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Foreign Taxes. The Funds may be subject to foreign taxes on income, gains on investments or foreign currency purchases and repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretations of tax rules and regulations that exist in the markets in which the Funds invest. When a capital gains tax is determined to apply, a Fund will record an estimated tax liability in an amount that may be payable if the securities were disposed of on the valuation date. The estimated liability is recorded as deferred foreign capital gains tax liability in the Statements of Assets and Liabilities. Foreign capital gains tax paid and the current period’s change in deferred foreign capital gains tax liability are recorded in net realized gain (loss) on investments - unaffiliated and net change in unrealized appreciation (depreciation) on investments - unaffiliated, respectively, in the Statements of Operations.

Foreign Currency Translations. The accounting records of each Fund are maintained in U.S. dollars. Each business day, the market values of foreign securities, currency holdings and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on current exchange rates. Purchases and sales of investment securities, income receipts and expense payments are translated into U.S. dollars based on the respective exchange rates prevailing on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities. Such fluctuations are included in net realized and unrealized gain or loss on investments.

Net realized gains and losses on foreign currency related items are considered ordinary income for tax purposes and arise from sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar amounts actually received or paid; and the realized gains or losses resulting from portfolio and transaction hedges. Net unrealized gain or loss on foreign currency related items include gains and losses from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in currency exchange rates.

Guarantees and Indemnifications. In the normal course of business, the Trust may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. However, since their commencement of operations, the Funds have not had claims or losses pursuant to their contracts and expect the risk of loss to be remote. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Basis of Consolidation. The accompanying financial statements and Schedules of Investments for the Funds in the table below have each been consolidated to include the account of each respective Subsidiary indicated. Each Subsidiary is a wholly owned Cayman Islands domiciled subsidiary of the respective Fund, which primarily invests in commodity-related instruments and collateral. Each Subsidiary allows each respective Fund to gain investment exposure to commodity-related instruments and meet regulated investment company (“RIC”) tax requirements in pursuit of its investment objectives as outlined in each Fund’s prospectus and statement of additional information. Each Fund is the sole shareholder of the Subsidiary with the intent that it will retain all rights to the Subsidiary. Each Fund may invest up to 25% of its total assets in its Subsidiary, which generally may invest without limitation in commodity-related instruments and collateral. Intercompany accounts and transactions have been eliminated. Each Subsidiary has the same Sub-Adviser as the Fund and is generally subject to the same investment policies and restrictions as the Fund.

The Financial Statements and Schedules of Investments for the Funds below have been consolidated to include the account of their respective Subsidiary as of December 31, 2017.

Fund	Subsidiary
JNL/AQR Risk Parity Fund	JNL/AQR Risk Parity Fund Ltd.
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd.
JNL/VanEck International Gold Fund	JNL/VanEck International Gold Fund Ltd.

The JNL/AQR Risk Parity Fund and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund file their annual report with the National Futures Association (“NFA”) and no further disclosures are required for the consolidated financial statements for these Funds. Because the JNL/VanEck International Gold Fund is not required to file its annual report with the NFA, additional disclosures related to the subsidiary are reflected in the Schedule of Investments and in the following table (in thousands, where applicable) for this Fund:

		At December 31, 2017			For the period ended December 31, 2017
	Date Subsidiary Established	Subsidiary Net Assets($)	Subsidiary Percentage of Fund Net Assets(%)	Subsidiary Net Unrealized Appreciation (Depreciation)($)	Subsidiary Net Investment Loss($)	Subsidiary Net Realized Gain (Loss)($)	Subsidiary Net Change in Unrealized Appreciation (Depreciation)($)	Subsidiary Net Change in Net Assets From Operations($)
JNL/VanEck International Gold Fund
JNL/Van Eck International Gold Fund Ltd.	April 23, 2013	108	0.18	—	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Statement of Cash Flows. GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions including that the investment company had little or no debt, based on the average debt outstanding during the period, in relation to average total assets and that substantially all the investment company’s investments were carried at Level 1 or Level 2 measurements in accordance with FASB ASC Topic 820. Funds with certain degrees of borrowing activity, typically through transactions characterized as secured borrowing transactions or reverse repurchase agreements, have been determined to be at a level requiring a Statement of Cash Flows.

Recent Accounting Pronouncements. In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The final rules have been incorporated into this report.

In March 2017, FASB issued Accounting Standard Update (“ASU”) 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities. The amendments in this ASU require that certain callable debt securities held at a premium be amortized to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds adopted the ASU during the year ended December 31, 2017. The implementation of the ASU did not have an impact on the Funds’ financial statements.

NOTE 3. FASB ASC TOPIC 820, “FAIR VALUE MEASUREMENT”

This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of a Fund’s investments under FASB ASC Topic 820 guidance. The inputs are summarized into three broad categories:

Level 1 includes valuations based on quoted prices of identical securities in active markets, including valuations for securities listed on a national or foreign stock exchange or investments in mutual funds.

Level 2 includes valuations determined from significant direct or indirect observable inputs. Direct observable inputs include broker quotes, third party prices, closing prices of similar securities in active markets, closing prices for identical or similar securities in non-active markets or corporate action or reorganization entitlement values. Indirect significant observable inputs include factors such as interest rates, yield curves, prepayment speeds or credit ratings. Level 2 includes valuations for fixed income securities, including certain term loans, OTC derivatives, centrally cleared swap agreements, broker quotes in active markets, securities subject to corporate actions, securities valued at amortized cost, international equity securities priced by an independent statistical fair value pricing service swap agreements valued by pricing services, ADRs and GDRs for which quoted prices in active markets are not available or securities limited by foreign ownership.

Level 3 includes valuations determined from significant unobservable inputs including the Adviser’s own assumptions in determining the fair value of the investment. Inputs used to determine the fair value of Level 3 securities include security specific inputs such as: credit quality, credit rating spreads, issuer news, trading characteristics, call features, maturity or anticipated cash flows; or industry specific inputs such as: trading activity of similar markets or securities, changes in the security’s underlying index or changes in comparable securities’ models. Level 3 valuations include securities, currency exchange rates and forward foreign currency contracts where forward rates are not available; term loans that do not meet certain liquidity thresholds; securities where prices may be unavailable due to halted trading, restricted to resale due to market events, or newly issued; or investments for which reliable quotes are otherwise not available.

To assess the continuing appropriateness of security valuation, the Adviser regularly compares prior day prices with current day prices, transaction prices and alternative vendor prices. When the comparison results exceed pre-defined thresholds, the Adviser challenges the prices exceeding tolerance levels with the pricing service or broker. To verify Level 3 unobservable inputs, the Adviser uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes each Fund’s investments in securities and other financial instruments (in thousands) as of December 31, 2017 by valuation level. For Funds with significant Level 1 and Level 2 investments in common stock, additional detail regarding the sector or country, as applicable, is disclosed.

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL Tactical ETF Moderate Fund
Assets - Securities
Investment Companies	133,612	—	—	—	133,612
Short Term Investments	—	—	—	11,408	11,408
	133,612	—	—	11,408	145,020
JNL Tactical ETF Moderate Growth Fund
Assets - Securities
Investment Companies	289,098	—	—	—	289,098
Short Term Investments	212	—	—	18,028	18,240
	289,310	—	—	18,028	307,338

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL Tactical ETF Growth Fund
Assets - Securities
Investment Companies	221,155	—	—	—	221,155
Short Term Investments	315	—	—	22,467	22,782
	221,470	—	—	22,467	243,937
JNL/AQR Risk Parity Fund
Assets - Securities
Government And Agency Obligations	—	12,499	—	—	12,499
Short Term Investments	13,330	5,501	—	—	18,831
	13,330	18,000	—	—	31,330
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	444	—	—	—	444
Open Forward Foreign Currency Contracts	—	182	—	—	182
OTC Total Return Swap Agreements	—	32	—	—	32
	444	214	—	—	658
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(278)	—	—	—	(278)
Open Forward Foreign Currency Contracts	—	(157)	—	—	(157)
OTC Total Return Swap Agreements	—	—	—	—	—
	(278)	(157)	—	—	(435)
JNL/BlackRock Global Long Short Credit Fund
Assets - Securities
Common Stocks	2,213	140	—	—	2,353
Non-U.S. Government Agency Asset-Backed Securities	—	24,101	216	—	24,317
Corporate Bonds And Notes	—	101,041	—	—	101,041
Senior Loan Interests	—	28,586	1,676	—	30,262
Government And Agency Obligations	—	9,473	—	—	9,473
Short Term Investments	—	34,695	—	—	34,695
	2,213	198,036	1,892	—	202,141
Liabilities - Securities
Corporate Bonds And Notes	—	(24,201)	—	—	(24,201)
Government And Agency Obligations	—	(10,555)	—	—	(10,555)
	—	(34,756)	—	—	(34,756)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	128	—	—	—	128
Centrally Cleared Interest Rate Swap Agreements	—	162	—	—	162
Centrally Cleared Credit Default Swap Agreements	—	54	—	—	54
Exchange Traded Purchased Options	125	1	—	—	126
OTC Purchased Options	—	27	—	—	27
Open Forward Foreign Currency Contracts	—	732	—	—	732
OTC Credit Default Swap Agreements	—	359	—	—	359
OTC Contracts for Difference	—	45	—	—	45
OTC Total Return Swap Agreements	—	6	—	—	6
	253	1,386	—	—	1,639
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(25)	—	—	—	(25)
Centrally Cleared Interest Rate Swap Agreements	—	(15)	—	—	(15)
Centrally Cleared Credit Default Swap Agreements	—	(82)	—	—	(82)
Exchange Traded Written Options	(4)	—	—	—	(4)
Open Forward Foreign Currency Contracts	—	(1,196)	—	—	(1,196)
OTC Credit Default Swap Agreements	—	(1,063)	—	—	(1,063)
OTC Contracts for Difference	—	(143)	—	—	(143)
OTC Total Return Swap Agreements	—	(99)	—	—	(99)
	(29)	(2,598)	—	—	(2,627)
JNL/DFA U.S. Small Cap Fund
Assets - Securities
Common Stocks	128,836	10	—	—	128,846
Rights	—	—	2	—	2
Short Term Investments	6,047	—	—	—	6,047
	134,883	10	2	—	134,895
JNL/DoubleLine Total Return Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	1,081,858	1,000	—	1,082,858
Government And Agency Obligations	—	1,154,430	—	—	1,154,430
Short Term Investments	143,234	—	—	—	143,234
	143,234	2,236,288	1,000	—	2,380,522

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Assets - Securities
Corporate Bonds And Notes	—	9,578	—	—	9,578
Senior Loan Interests	—	—	14,666	—	14,666
Government And Agency Obligations	—	226,727	1,628	—	228,355
Common Stocks	2,294	29,737	—	—	32,031
Short Term Investments	57,544	43,780	—	—	101,324
	59,838	309,822	16,294	—	385,954
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	—	—	—	—	—
Centrally Cleared Interest Rate Swap Agreements	—	2,604	—	—	2,604
Centrally Cleared Credit Default Swap Agreements	—	2	—	—	2
OTC Purchased Options	—	733	—	—	733
Open Forward Foreign Currency Contracts	—	5,256	912	—	6,168
OTC Interest Rate Swap Agreements	—	869	—	—	869
OTC Cross-Currency Swap Agreements	—	36	—	—	36
OTC Credit Default Swap Agreements	—	2,001	—	—	2,001
OTC Non-Deliverable Bond Forward Contracts	—	101	—	—	101
OTC Forward Volatility Agreements	—	—	—	—	—
	—	11,602	912	—	12,514
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(21)	—	—	—	(21)
Centrally Cleared Interest Rate Swap Agreements	—	(6,585)	—	—	(6,585)
Centrally Cleared Credit Default Swap Agreements	—	(1,287)	—	—	(1,287)
OTC Written Options	—	(3)	—	—	(3)
Open Forward Foreign Currency Contracts	—	(10,502)	(94)	—	(10,596)
OTC Interest Rate Swap Agreements	—	(1,701)	—	—	(1,701)
OTC Cross-Currency Swap Agreements	—	(770)	—	—	(770)
OTC Credit Default Swap Agreements	—	(3,712)	—	—	(3,712)
OTC Forward Volatility Agreements	—	(200)	—	—	(200)
	(21)	(24,760)	(94)	—	(24,875)
JNL/Epoch Global Shareholder Yield Fund
Assets - Securities
Common Stocks
Australia	—	1,049	—	—	1,049
Canada	2,772	—	—	—	2,772
France	—	3,743	—	—	3,743
Germany	—	3,929	—	—	3,929
Italy	—	1,480	—	—	1,480
Netherlands	835	—	—	—	835
Norway	—	971	—	—	971
Singapore	—	511	—	—	511
Spain	—	791	—	—	791
Sweden	—	351	—	—	351
Switzerland	—	2,025	—	—	2,025
Taiwan	253	—	—	—	253
United Kingdom	1,680	4,808	—	—	6,488
United States of America	19,756	—	—	—	19,756
Short Term Investments	1,175	—	—	—	1,175
	26,471	19,658	—	—	46,129
JNL/FAMCO Flex Core Covered Call Fund
Assets - Securities
Common Stocks	147,412	—	—	—	147,412
Short Term Investments	3,918	—	—	—	3,918
	151,330	—	—	—	151,330
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(1,982)	—	—	—	(1,982)
	(1,982)	—	—	—	(1,982)
JNL/Lazard International Strategic Equity Fund
Assets - Securities
Common Stocks	6,903	49,253	—	—	56,156
Short Term Investments	1,601	—	—	—	1,601
	8,504	49,253	—	—	57,757
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	—	—	—	—
	—	—	—	—	—
JNL/Neuberger Berman Currency Fund
Assets - Securities
Government And Agency Obligations	—	28,443	—	—	28,443
Short Term Investments	3,075	46,719	—	—	49,794
	3,075	75,162	—	—	78,237

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/Neuberger Berman Currency Fund (continued)
Assets - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	10,881	—	—	10,881
	—	10,881	—	—	10,881
Liabilities - Investments in Other Financial Instruments[2]
Open Forward Foreign Currency Contracts	—	(10,020)	—	—	(10,020)
	—	(10,020)	—	—	(10,020)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	2,473	—	—	2,473
Corporate Bonds And Notes	—	9,137	—	—	9,137
Short Term Investments	2,226	2,095	—	—	4,321
	2,226	13,705	—	—	15,931
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	587	—	—	—	587
	587	—	—	—	587
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(199)	—	—	—	(199)
	(199)	—	—	—	(199)
JNL/Nicholas Convertible Arbitrage Fund
Assets - Securities
Common Stocks	1,171	—	—	—	1,171
Preferred Stocks	8,446	—	—	—	8,446
Corporate Bonds And Notes	—	170,997	—	—	170,997
Short Term Investments	14,005	—	—	—	14,005
	23,622	170,997	—	—	194,619
Liabilities - Securities
Common Stocks	(62,847)	—	—	—	(62,847)
Investment Companies	(4,769)	—	—	—	(4,769)
	(67,616)	—	—	—	(67,616)
JNL/PIMCO Credit Income Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	12,473	—	—	12,473
Corporate Bonds And Notes	—	406,499	67	—	406,566
Senior Loan Interests	—	22,749	697	—	23,446
Government And Agency Obligations	—	127,474	—	—	127,474
Trust Preferred	11	—	—	—	11
Preferred Stocks	364	—	—	—	364
Short Term Investments	—	5,430	—	5,359	10,789
	375	574,625	764	5,359	581,123
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	23	—	—	—	23
Centrally Cleared Interest Rate Swap Agreements	—	379	—	—	379
Centrally Cleared Credit Default Swap Agreements	—	390	—	—	390
Exchange Traded Purchased Options	28	—	—	—	28
OTC Purchased Options	—	115	—	—	115
Open Forward Foreign Currency Contracts	—	277	—	—	277
OTC Credit Default Swap Agreements	—	1,086	—	—	1,086
	51	2,247	—	—	2,298
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(4)	—	—	—	(4)
Centrally Cleared Interest Rate Swap Agreements	—	(980)	—	—	(980)
Centrally Cleared Credit Default Swap Agreements	—	(35)	—	—	(35)
Exchange Traded Written Options	(7)	—	—	—	(7)
OTC Written Options	—	(156)	—	—	(156)
Open Forward Foreign Currency Contracts	—	(906)	—	—	(906)
OTC Interest Rate Swap Agreements	—	(23)	—	—	(23)
OTC Credit Default Swap Agreements	—	(137)	—	—	(137)
OTC Total Return Swap Agreements	—	(2)	—	—	(2)
	(11)	(2,239)	—	—	(2,250)
JNL/PPM America Long Short Credit Fund
Assets - Securities
Non-U.S. Government Agency Asset-Backed Securities	—	19,057	—	—	19,057
Corporate Bonds And Notes	—	89,982	—	—	89,982
Senior Loan Interests[3]	—	32,053	468	—	32,521
Government And Agency Obligations	—	776	—	—	776
Preferred Stocks	125	—	—	—	125
Other Equity Interests	—	—	—	—	—
Common Stocks	783	100	—	—	883
Investment Companies	3,306	—	—	—	3,306
Short Term Investments	6,453	—	—	—	6,453
	10,667	141,968	468	—	153,103

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/PPM America Long Short Credit Fund (continued)
Liabilities - Securities
Corporate Bonds And Notes	—	(7,601)	—	—	(7,601)
	—	(7,601)	—	—	(7,601)
Assets - Investments in Other Financial Instruments[2]
Futures Contracts	346	—	—	—	346
OTC Credit Default Swap Agreements	—	26	—	—	26
	346	26	—	—	372
Liabilities - Investments in Other Financial Instruments[2]
Futures Contracts	(46)	—	—	—	(46)
Centrally Cleared Credit Default Swap Agreements	—	(22)	—	—	(22)
OTC Credit Default Swap Agreements	—	(117)	—	—	(117)
	(46)	(139)	—	—	(185)
JNL/T. Rowe Price Capital Appreciation Fund
Assets - Securities
Common Stocks	1,531,231	66,212	—	—	1,597,443
Trust Preferred	4,092	—	—	—	4,092
Preferred Stocks	63,883	—	—	—	63,883
Investment Companies	3,997	—	—	—	3,997
Non-U.S. Government Agency Asset-Backed Securities	—	1,911	—	—	1,911
Corporate Bonds And Notes	—	487,128	—	—	487,128
Senior Loan Interests	—	29,866	259	—	30,125
Government And Agency Obligations	—	60,716	—	—	60,716
Short Term Investments	395,291	—	—	—	395,291
	1,998,494	645,833	259	—	2,644,586
Assets - Investments in Other Financial Instruments[2]
OTC Purchased Options	—	2,401	—	—	2,401
	—	2,401	—	—	2,401
Liabilities - Investments in Other Financial Instruments[2]
Exchange Traded Written Options	(97)	—	—	—	(97)
OTC Written Options	—	(15,709)	—	—	(15,709)
	(97)	(15,709)	—	—	(15,806)
JNL/The Boston Company Equity Income Fund
Assets - Securities
Common Stocks	163,118	—	—	—	163,118
Short Term Investments	980	—	—	84	1,064
	164,098	—	—	84	164,182
JNL/The London Company Focused U.S. Equity Fund
Assets - Securities
Common Stocks	129,537	—	—	—	129,537
Short Term Investments	4,058	—	—	2,783	6,841
	133,595	—	—	2,783	136,378
JNL/VanEck International Gold Fund
Assets - Securities
Common Stocks	49,527	11,392	62	—	60,981
Warrants	10	—	—	—	10
Short Term Investments	404	—	—	3,259	3,663
	49,941	11,392	62	3,259	64,654
JNL/WCM Focused International Equity Fund
Assets - Securities
Common Stocks
Australia	—	65,775	—	—	65,775
Brazil	34,189	—	—	—	34,189
Canada	86,657	—	—	—	86,657
China	—	48,268	—	—	48,268
Denmark	—	107,436	—	—	107,436
France	—	118,839	—	—	118,839
Germany	—	30,556	—	—	30,556
Hong Kong	—	51,864	—	—	51,864
India	52,576	—	—	—	52,576
Ireland	120,248	—	—	—	120,248
Italy	—	57,374	—	—	57,374
Japan	—	92,583	—	—	92,583
Mexico	35,330	—	—	—	35,330
Netherlands	34,440	—	—	—	34,440
Russian Federation	39,434	—	—	—	39,434
Spain	—	17,201	—	—	17,201
Sweden	—	44,889	—	—	44,889
Switzerland	—	83,966	—	—	83,966
Taiwan	51,827	—	—	—	51,827
United Kingdom	—	156,767	—	—	156,767
United States of America	57,406	—	—	—	57,406

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	. Level 1 ($) .	. Level 2 ($) .	. Level 3 ($) .	. Other ¹ ($) .	. Total ($) .
JNL/WCM Focused International Equity Fund (continued)
Short Term Investments	69,168	—	—	39,181	108,349
	581,275	875,518	—	39,181	1,495,974

1 Certain investments that are measured at fair value using the NAV per share practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedules of Investments.  Although there can be no assurance, in general, the fair value of the investment using the NAV per share practical expedient is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

2 Derivatives, except for purchased and written options, are reflected at the unrealized appreciation (depreciation) on the instrument. Purchased and written options are reflected at value.

3 Unfunded commitment in JNL/PPM America Long Short Credit Fund is not reflected in the Schedules of Investments. Net unrealized appreciation (depreciation) is reflected as an asset or liability in the table. See Unfunded Commitments in the Schedules of Investments.

The Funds recognize transfers between levels as of the beginning of the period for financial reporting purposes. The following table summarizes significant transfers (in thousands) between Level 1 and Level 2 valuations for the year ended December 31, 2017:

	Transfers out of Level 2 into Level 1 during the Period($)	Transfers out of Level 1 into Level 2 during the Period($)
Transfers related to the application of statistical fair value pricing including changes between closing and evaluated pricing
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Common Stocks	—	5,571
JNL/Lazard International Strategic Equity Fund
Common Stocks	—	3,319

The following table is a rollforward of individually significant securities by issuer Level 3 valuations (in thousands) and transfers by category for which significant unobservable inputs were used to determine fair value during the year ended December 31, 2017:

	Balance at Beginning of Period ($)	Transfers into Level 3 During the Period[2] ($)	Transfers out of Level 3 During the Period[2] ($)		Total Realized and Change in Unrealized Gain/(Loss) ($)	Purchases ($)		(Sales) ($)	Balance at End of Period ($)		Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at End of Period[1] ($)
JNL/DoubleLine Total Return Fund
Non-U.S. Government Agency Asset-Backed Securities	—	—	(37,994)	[3]	—	37,994	[3]	—	—		—
Government And Agency Obligations	—	—	(45,541)	[4]	—	45,541	[4]	—	—		—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Senior Loan Interests	—	—	—		249	8,050		—	8,299	[5]	249

1 Reflects the change in unrealized appreciation (depreciation) for Level 3 investments held at December 31, 2017.

2 There were no significant transfers between Level 3 and Level 2 valuations during the period ended December 31, 2017, other than those noted.

3 During the period, the valuation of the Non-U.S. Government Agency Asset-Backed Security held in JNL/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation. At period end, the security was valued by an independent pricing service and was considered a Level 2 valuation. When the security was purchased, it was valued using a single source broker quote and considered a Level 3 valuation.

4 During the period, the valuation of the Government And Agency Obligations held in JNL/DoubleLine Total Return Fund was transferred from a Level 3 valuation to a Level 2 valuation. At period end, the security was valued by an independent pricing service and was considered a Level 2 valuation. When the security was purchased, it was valued using a single source broker quote and considered a Level 3 valuation.

5 The fair value measurement of the senior loan interest held in JNL/Eaton Vance Global Macro Absolute Return Advantage Fund was determined based on discounted cash flow pricing model used to value the investment. The senior loan interest’s spread over the LIBOR rate is considered an unobservable input. Changes to the model inputs may result in changes to the senior loan interest’s fair value measurement.

Valuation Technique	Unobservable Input	Range
Discounted cash flow model	LIBOR Spread	573.51 bps

Significant changes in unobservable valuation inputs to a different amount might result in a significantly higher or lower fair value measurement than the one used in a security’s valuation.

NOTE 4. SECURITIES AND OTHER INVESTMENTS

Securities Lending and Securities Lending Collateral. All Funds participate in agency based securities lending programs. Per the securities lending agreements, the securities lending agent is authorized to loan securities on behalf of the Funds to approved borrowers and is required to maintain collateral. Each Fund receives either cash or non-cash collateral against the loaned securities in an amount equal to at least 100% of the market value of the loaned securities. Generally, cash and non-cash collateral received for the following types of securities on loan are as follows: U.S. equities – 102%; U.S. corporate fixed income – 102%; U.S. government fixed income – 102%; international equities – 105%; international corporate fixed income – 105%; sovereign fixed income – 102%; and asset backed investments – 102%. Collateral is maintained over the life of the loan as determined at the close of

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The duration of each loan is determined by the agent and borrower and generally may be terminated at any time. Certain loans may be negotiated to mature on a specified date. The securities lending agents have agreed to indemnify the Fund in the event of default by a third party borrower. A Fund may experience a delay in the recovery of its securities or incur a loss if the borrower breaches its agreement with the Fund or becomes insolvent. For cash collateral, the Fund receives income from the investment of cash collateral, in addition to lending fees and rebates negotiated with the borrower. The Fund bears the market risk with respect to the collateral investment and securities loaned. The Fund also bears the risk that the agent may default on its obligations to the Fund. Non-cash collateral which a Fund receives may include U.S. government securities; U.S. government agencies’ debt securities; and U.S. government-sponsored agencies’ debt securities and mortgage-backed securities. For non-cash collateral, the Fund receives lending fees negotiated with the borrower. The securities lending agents have agreed to indemnify the Fund with respect to the market risk related to the non-cash collateral investments.

JPMorgan Chase Bank, N.A. (“JPM Chase”) and State Street Bank and Trust Company (“State Street”) (each a “Custodian” and together the “Custodians”) each serve as securities lending agent to the eligible Funds for which they are Custodian. For the Funds for which JPM Chase is the securities lending agent, the cash collateral is invested in the Securities Lending Cash Collateral Fund LLC, a limited liability company sponsored by the Adviser. Although the Securities Lending Cash Collateral Fund LLC is not a registered fund under the 1940 Act and is not a “money market fund”, it typically has daily liquidity and invests in high quality U.S. dollar-denominated instruments that qualify at time of purchase as “eligible securities” within the meaning of Rule 2a-7 under the 1940 Act which governs money market funds. The Securities Lending Cash Collateral Fund LLC is only offered to the Funds and JNAM affiliated funds. JPM Chase serves as investment adviser to the Securities Lending Cash Collateral Fund LLC and receives a portion of the earnings from the Securities Lending Cash Collateral Fund LLC as consideration for its service as securities lending agent and Adviser to the Securities Lending Cash Collateral Fund LLC. The Securities Lending Cash Collateral Fund LLC pays JNAM an annual fee for accounting and administrative services. Short-term securities in the Securities Lending Cash Collateral Fund LLC are valued at amortized cost, unless it is determined that such practice does not approximate market value. For the Funds for which State Street is the securities lending agent, the cash collateral is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market fund and a series of State Street Navigator Securities Lending Trust which is an open-end management company registered under the 1940 Act. Each Fund also bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a decline in value of an approved investment.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as payable for return of securities loaned. Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by each Fund as Investments - affiliated, at value or Investments - unaffiliated, at value, as applicable, on the Statements of Assets and Liabilities. The value of securities on loan is disclosed as Securities on loan included in investments - unaffiliated, at value on the Statements of Assets and Liabilities. Each Fund’s net exposure to a borrower is determined by the amount of any excess or shortfall in cash collateral received compared to the value of securities on loan. Certain Funds receive non-cash collateral in the form of securities received, which the Funds may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

U.S. Government Agencies or Government Sponsored Enterprises. Certain Funds may invest in U.S. government agencies or government sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (“U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities of similar maturities.

Government-related guarantors (i.e., guarantors that are not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

FNMA and FHMLC were placed into conservatorship by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and each enterprise’s assets. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with FNMA and FHLMC. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received senior preferred stock in each enterprise and warrants to purchase each enterprise’s common stock. The U.S. Treasury created a new secured lending facility, which is available to FNMA and FHLMC as a liquidity backstop and created a temporary program to purchase mortgage-backed securities issued by FNMA and FHLMC. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Unregistered Securities. A Fund may own certain investment securities that are unregistered and thus restricted to resale. These securities may also be referred to as “private placements”. Unregistered securities may be “illiquid” because there is no readily available market for sale of the securities. Where

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

future dispositions of the securities require registration under the 1933 Act, the Funds have the right to include those securities in such registration generally without cost to the Funds. The Funds have no right to require registration of unregistered securities.

Repurchase Agreements. Certain Funds may invest in repurchase agreements. In a repurchase agreement, a Fund receives debt or equity securities (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the securities at an agreed upon price and date. Certain repurchase agreements used to settle short sale transactions have no stated maturity and can be terminated by either party at any time. The Sub-Adviser for JNL/BlackRock Global Long Short Credit Fund deems repurchase agreements with a term greater than 30 days to be illiquid. The underlying securities used as collateral for repurchase agreements may be held in safekeeping by the Fund’s Custodian or designated sub-custodians under triparty repurchase agreements or delivered to the counterparty. In certain repurchase agreements, the Fund takes possession of the underlying debt obligation. Earnings on collateral and compensation to the seller are based on agreed upon rates between the seller and the Fund. Net interest earned on repurchase agreements is recorded as interest income and net fees paid to the seller are recorded as short holdings borrowing fees. In periods of increased demand for collateral, the Fund may pay a fee for receipt of the collateral, which may result in interest expense to the Fund. When a repurchase agreement is entered into, a Fund typically receives securities with a value that approximates or exceeds the repurchase price, including any accrued interest earned on the repurchase agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties with a frequency and in amounts prescribed in the repurchase agreement. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of such collateral may decline.

Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers to a counterparty a security in exchange for cash with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. Cash received in exchange for securities delivered plus accrued interest to be paid by the Fund are reflected as payable for reverse repurchase agreements on the Statements of Assets and Liabilities. Interest paid is recorded as interest expense to the Fund. The Fund receives principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. In periods of increased demand of the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the value of the security delivered by the Fund may decline below the repurchase price of the security. The Fund will segregate assets determined to be liquid at the Custodian or otherwise cover its obligations under reverse repurchase agreements.

The average daily balance (in thousands) and the weighted average interest rate for reverse repurchase agreements, for the year ended December 31, 2017, were as follows: JNL/BlackRock Global Long Short Credit Fund, $19,049 and 1.56%, respectively, for 299 days outstanding; JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, $10,600 and 1.34%, respectively, for 173 days outstanding; and JNL/PIMCO Credit Income Fund, $7,675 and 1.02%, respectively, for 283 days outstanding. The value of reverse repurchase agreements and collateral pledged at December 31, 2017 was as follows:

	Collateral	Counter- party	Interest Rate Expense/ Income[1] (%)	Maturity Date	Collateral Amount ($)	Payable for Reverse Repurchase Agreement Including Interest Payable ($)
JNL/BlackRock Global Long Short Credit Fund
	CenturyLink Inc.	BCL	0.00	Rolling	619	523
	Viacom Inc.	BCL	(1.00)	Rolling	339	300
	CSC Holdings LLC	DUB	1.95	Rolling	1,632	1,346
	Prime Security Services Borrower LLC	DUB	1.95	Rolling	1,727	1,425
	AT&T Inc.	RBC	1.95	Rolling	1,744	1,634
	Broadcom Corp.	RBC	1.82	Rolling	523	501
	Diamond 1 Finance Corp.	RBC	1.95	Rolling	950	775
	Herc Rentals Inc.	RBC	1.95	Rolling	1,285	1,058
	Qorvo Inc.	RBC	1.95	Rolling	1,013	845
	Rite Aid Corp.	RBC	1.95	Rolling	374	317
	UBS Group Funding Switzerland AG	RBC	1.59	Rolling	671	639
	UBS Group Funding Switzerland AG	RBC	1.59	Rolling	651	624
	Western Digital Corp.	RBC	1.95	Rolling	1,452	1,468
	Western Digital Corp.	RBC	1.95	Rolling	2,850	2,448
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund						13,903
	Australia Government Bond	JPM	1.90	Rolling	3,551	3,437
	Australia Government Bond	JPM	1.90	Rolling	1,168	1,109
JNL/PIMCO Credit Income Fund						4,546
	Cenovus Energy Inc.	BCL	0.50	Rolling	1,099	1,002
	Petrofac Ltd.	BCL	(0.25)	Rolling	99	98
	U.S. Treasury Note	BNS	1.36	01/16/18	14,937	15,196
	Teva Pharmaceutical Finance III BV	RBC	0.25	Rolling	372	377
	U.S. Treasury Note	SGB	1.05	01/04/18	6,111	6,094
						22,767

1 Interest received is recorded as income to the Fund.

Delayed-Delivery Securities. Certain Funds may purchase or sell securities on a delayed-delivery basis, including To Be Announced (“TBA”) or “To Be Acquired” securities. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. In TBA transactions, the Fund commits to purchasing or selling securities for which all

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specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. When delayed-delivery purchases are outstanding, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments on these transactions. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights of ownership of the security, including the risk of price and yield fluctuations, and considers such fluctuations when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and a Fund may sell delayed-delivery securities before they are delivered, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains or losses with respect to the security. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. In connection with TBA transactions, Funds may maintain a short position related to certain securities. In connection with these transactions, the Fund owns an equal amount of the securities or holds securities convertible (or exchangeable) into an equal amount of the securities, of the same issuer, as the position held short.

Mortgage-Backed Dollar and Treasury Roll Transactions. Certain Funds may sell mortgage-backed or Treasury securities and simultaneously contract to repurchase securities at a future date at an agreed upon price. The Funds may only enter into covered rolls. A “covered roll” is a type of dollar or Treasury roll for which a Fund maintains offsetting positions in cash, U.S. Government securities, or other liquid assets which mature on or before the forward repurchase settlement date of the dollar or Treasury roll transaction. During the period between the sale and repurchase, a Fund foregoes interest and principal paid on the mortgage-backed or Treasury securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may dispose of “covered roll” securities after they are entered into and close these positions before their maturity, which may result in a realized gain or loss.

Dollar or Treasury roll transactions involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of those securities which the Fund is obligated to purchase or that the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs.

In a mortgage-backed or Treasury securities roll transaction, if the repurchased security is determined to be similar, but not substantially the same, the transaction is accounted for as a purchase and sale. Any gains, losses and any income or fees earned are recorded to realized gain or loss. If the repurchased security is determined to be substantially the same, the transaction is accounted for as a secured borrowing, rather than as a purchase and sales transaction. For Funds with significant transactions characterized as secured borrowing transactions, any income or fees earned are recorded to investment income and financing costs associated with the transaction are recorded to interest expense.

The JNL/PIMCO Credit Income Fund had treasury roll transactions during the year. The average daily balance (in thousands) and weighted average interest rate for treasury roll transactions accounted for as secured borrowing transactions, for the year ended December 31, 2017, were $58,733 and 0.90%, respectively, for 352 days outstanding. At December 31, 2017, JNL/PIMCO Credit Income Fund had $123 of deferred income (in thousands) included in payable for treasury roll transactions on the Statements of Assets and Liabilities. The following table details treasury roll transactions outstanding as of December 31, 2017.

	Collateral	Counterparty	Borrowing Rate/(Fee Income)(%)	Maturity Date	Payable for Treasury Roll Transactions Including Interest Payable($)
JNL/PIMCO Credit Income Fund
	U.S. Treasury Obligations	BCY	0.40	01/02/2018	4,036
	U.S. Treasury Obligations	BCY	0.85	01/04/2018	7,482
	U.S. Treasury Obligations	BCY	1.55	01/05/2018	6,935
	U.S. Treasury Obligations	UBS	1.27	01/09/2018	2,597
	U.S. Treasury Obligations	UBS	1.47	01/30/2018	13,896
	U.S. Treasury Obligations	BPS	1.43	02/09/2018	2,645
	U.S. Treasury Obligations	BPS	1.44	02/13/2018	2,953
					40,544

Inflation-Indexed Bonds. Certain Funds may invest in inflation-indexed bonds which are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be considered interest income, even though investors do not receive principal payments until maturity.

Senior and Junior Loans. Certain Funds may invest in Senior loans or secured and unsecured subordinated loans, second lien loans and subordinated bridge loans (“Junior loans”) which are purchased or sold on a when-issued or delayed-delivery basis and may be settled a month or more after the trade date. Interest income on these loans is accrued based on the terms of the securities. Senior and Junior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan.

Securities Sold Short. Certain Funds may enter into short sales transactions whereby the Fund sells a security it does not own in anticipation of a decline in the market price of the security or to engage in arbitrage transactions. When a Fund engages in a short sale, the Fund borrows the security sold short to make delivery to the buyer. The Fund may have to pay a fee to borrow securities and is often obligated to repay the lender of the securities for any interest or dividends that accrues on the borrowed securities during the period of the loan. Until the Fund closes its short position, the lending broker requires assets in the form of securities or cash to be segregated as collateral, which is marked-to-market daily, to the extent necessary to meet margin requirements or cover the short sale obligation. A Fund is obligated to deliver securities at the market price at the time the short position is closed. If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur

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a capital loss; conversely, if the price declines, the Fund will realize a capital gain. A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

Convertible Securities. Certain Funds may invest in fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Traditionally, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, a Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. A Fund may attempt to hedge certain of their investments in convertible debt securities by selling short the issuer’s common stock.

Unfunded Commitments. Certain Funds may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market daily. Net unrealized appreciation/depreciation on unfunded commitments is reflected in other assets and payable for investment securities purchased in the Statements of Assets and Liabilities and unrealized appreciation (depreciation) on investments - unaffiliated in the Statements of Operations.

Master Limited Partnerships. Certain Funds may invest in Master Limited Partnerships (“MLPs”). An MLP is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.

NOTE 5. INVESTMENT TRANSACTION AGREEMENTS AND COLLATERAL

Under various agreements, certain investment transactions require collateral to be pledged to or from a Fund and a counterparty or segregated at the custodian and the collateral is managed pursuant to the terms of the agreement. U.S. Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of high quality or sovereign securities may be used. Securities held by a Fund that are used as collateral are identified as such within the Schedules of Investments. Collateral for OTC financial derivative transactions paid to or received from brokers and counterparties is included in receivable for deposits with brokers and counterparties and payable for deposits from counterparties in the Statements of Assets and Liabilities.

Master Netting Agreements (“Master Agreements”). Certain Funds are subject to various Master Agreements, which govern the terms of certain transactions and mitigate the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Because different types of financial transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, potentially resulting in the need for multiple agreements with a single counterparty. A Fund may net exposure and collateralize multiple transaction types governed by the same Master Agreement with the same counterparty and may close out and net its total exposure to a counterparty in the event of a default and/or termination event with respect to all the transactions governed under a single agreement with a counterparty. Each Master Agreement defines whether the Fund is contractually able to net settle daily payments. Additionally, certain circumstances, such as laws of a particular jurisdiction or settlement of amounts due in different currencies, may prohibit or restrict the right of offset as defined in the Master Agreements.

Master Agreements also help limit credit and counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Agreement. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds’ Sub-Advisers attempt to limit counterparty risk by only entering into Master Agreements with counterparties that the Sub-Adviser believes to have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For swap agreements executed with a Derivatives Clearing Organization (“DCO”) in a multilateral or other trade facility platform (“centrally cleared swaps”), counterparty risk is reduced by shifting exposure from the counterparty to the DCO. Additionally, the DCO has broad powers to provide an orderly liquidation in the event of a default.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”). Master Repo Agreements govern repurchase, reverse repurchase and Treasury roll transactions between a Fund and select counterparties. The Master Repo Agreements maintain provisions for, among other things, initiation and confirmation, income payments and transfer, events of default, termination, and maintenance of collateral. In the event of default, the total value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities purchased under repurchase agreements are reflected as an asset on a Fund’s Statement of Assets and Liabilities. The value of repurchase agreements and collateral pledged or received by a counterparty are disclosed in the Schedules of Investments. A Fund’s net exposure to the counterparty is determined by the amount of any excess or shortfall in collateral compared to the value of the repurchase or reverse repurchase agreement.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”). Master Forward Agreements govern the considerations and factors surrounding the settlement of certain forward-settling transactions, such as delayed-delivery transactions, TBA securities and Treasury roll transactions between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and

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confirmation, payment and transfer, events of default, termination, and maintenance of collateral. Losses may arise due to changes in the value of the underlying securities prior to settlement date, if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. In the event of default, the unrealized gain or loss will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. In the ordinary course of business, settlements of transactions are not typically subject to net settlement, except for TBA pools.

International Swaps and Derivatives Association Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”). ISDA Master Agreements govern OTC financial derivative transactions entered into by a Fund’s Sub-Adviser and select counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, events of default, termination and maintenance of collateral. Termination includes conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early termination could be material to the financial statements. In the event of default, the total financial derivative value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. The amount of collateral exchanged is based on provisions within the ISDA Master Agreements and is determined by the net exposure with the counterparty and is not identified for a specific OTC derivative instrument.

Customer Account Agreements. Customer Account Agreements and related addendums govern exchange traded or centrally cleared derivative transactions such as futures, options on futures and centrally cleared derivatives. If a Fund transacts in exchange traded or centrally cleared derivatives, the Sub-Adviser is a party to agreements with (1) a Futures Commissions Merchant (“FCM”) in which the FCM facilitates the execution of the exchange traded and centrally cleared derivative with the DCO and (2) with an executing broker/swap dealer to agree to the terms of the swap and resolution process in the event the centrally cleared swap is not accepted for clearing by the designated DCO. Exchange traded and centrally cleared derivatives transactions require posting an amount of cash or cash equivalents equal to a certain percentage of the contract amount known as the “initial margin” as determined by each relevant clearing agency and is segregated at an FCM which is registered with the Commodity Futures Trading Commission (“CFTC”) or the applicable regulator. The Fund receives from, or pays to, the counterparty an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as the “variation margin”. For certain exchanges or DCOs, variation margin may include more than one day’s fluctuation in the value of the contracts. Variation margin on the Statements of Assets and Liabilities may include variation margin on closed unsettled derivative transactions. Variation margin received may not be netted between exchange traded and centrally cleared derivatives. In the event of default, counterparty risk is significantly reduced as creditors to the FCM do not have claim to the Fund’s assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk.

Prime Brokerage Arrangements. Certain Funds may enter into Prime Brokerage Arrangements to facilitate execution and/or clearing of listed equity option transactions or short sales of securities between the Fund and select counterparties. The arrangements provide general guidelines surrounding the rights, obligations and other events, including but not limited to, margin, execution and settlement. These arrangements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Cash margin and securities delivered as collateral are typically in the possession of the prime broker and offset any obligations due to the prime broker. Cash collateral held at the prime broker is reflected in Cash collateral segregated for short sales in the Statements of Assets and Liabilities. In the event of default, the value of securities sold short will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

NOTE 6. FINANCIAL DERIVATIVE INSTRUMENTS

Options Transactions. A Fund may buy and sell (“write”) call and put options on securities, futures, indices, currencies and swap agreements (“swaptions”). An option is a contract that gives the purchaser of the option, in return for a premium paid, the right to buy a specified underlying instrument from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to the writer of the option (in the case of a put option) at a designated price. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the cost basis of the underlying investment or offset against the proceeds of the underlying investment transaction to determine realized gain or loss. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. The risks associated with purchasing options are limited to premiums paid and the failure of the counterparty to honor its obligation under the contract. When a Fund writes a call or put option the premium received by the Fund is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds of the underlying investment transaction or reduce the cost basis of the underlying investment to determine the realized gain or loss. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. Writing put options tends to increase a Fund’s exposure to the underlying instrument. The risk associated with writing an option that is exercised is that an unfavorable change in the price of the security underlying the option could result in a Fund buying the underlying security at a price higher than the current value or selling the underlying security at a price lower than the current market value. There is also the risk a Fund may not be able to enter into a closing transaction if the market is illiquid. Options written by a Fund do not give rise to counterparty credit risk, as they obligate the Fund, not the counterparty, to perform.

Depending on the exchange on which an exchange traded futures option is traded, premium may be paid/received when purchasing/writing the option or there may be no premium paid/received when purchasing/writing the option. Exchange traded futures options are marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Variation margin on these options is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Exchange traded futures options involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

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Swaptions are similar to options on securities except that instead of purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement. The right to exercise is dependent upon the contract terms and can be during the term or at expiration of the option. Swaptions are illiquid investments.

Forward Volatility Agreements. Forward volatility agreements are transactions in which two parties agree to the purchase or sale of an option straddle on an underlying exchange rate at the expiration of the agreement. The strike volatility rate is determined on the trade date. At expiration, the amount settled is determined based on the then current spot exchange rates, interest rates, and the relationship between the contract’s strike volatility rate and the current volatility of the underlying exchange rate. The primary risk associated with forward volatility agreements is the change in the volatility of the underlying exchange rate.

Futures Contracts. A Fund may buy and sell futures on equities, indices, interest rates, commodities, currencies and swaps. A futures contract is a standardized contract obligating two parties to exchange a specified asset at an agreed upon price and date. Variation margin is recorded by the Fund until the contracts are terminated at which time realized gains and losses are recognized. Futures contracts involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in value of the securities held by the Fund or the change in the value of an underlying entity and the prices of the futures contracts and the possibility the Fund may not be able to enter into a closing transaction because of an illiquid market. With futures, counterparty risk to the Fund is reduced because futures contracts are exchange traded and the exchange’s clearinghouse, acting as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities, but it does establish a fixed rate of currency exchange that can be achieved in the future. The value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss and as a receivable or payable from forward foreign currency contracts. Upon settlement, or delivery or receipt of the currency, a realized gain or loss is recorded which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Forward foreign currency contracts involve market risk in excess of the receivable or payable related to forward foreign currency contracts recorded by the Funds. Although contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Additionally, a Fund could be exposed to the risk of a previously hedged position becoming unhedged if the counterparty to a contract is unable to meet the terms of the contract or if the currency changes unfavorably to the value of the offsetting currency.

Swap Agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the OTC market or executed and centrally cleared with a DCO. OTC swaps are typically illiquid investments.

Swap agreements are marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. For OTC swaps, premiums paid or received at the beginning of the measurement period are recorded as an asset or liability by the Fund and represent payments made or received upon entering into the OTC swap to compensate for differences between the stated terms of the OTC swap and prevailing market conditions relating to credit spreads, interest rates, currency exchange rates and other relevant factors as appropriate. These upfront payments are recorded as a realized gain or loss upon termination or maturity of the OTC swap. For centrally cleared swaps, daily changes in valuation are recorded as a receivable or payable, as appropriate, and received from or paid to the DCO on a daily basis until the contracts are terminated at which time a realized gain or loss is recorded. The use of centrally cleared swaps may require a Fund to commit initial and variation margin that may otherwise not be required under an OTC swap. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss. Net periodic payments received or paid by a Fund are included as part of realized gain or loss.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the unrealized gain or loss recorded by a Fund. Such risks include that there is no liquid market for OTC swaps, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreement and that there may be unfavorable changes in interest rates or value of underlying securities. Centrally cleared swaps involve to varying degrees, risk of loss in excess of the variation margin recorded by the Fund.

Interest Rate Swap Agreements. Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Forms of interest rate swap agreements that the Funds have entered into may include: fixed-for-floating rate swaps, under which a party agrees to pay a fixed rate in exchange for receiving a floating rate tied to a benchmark; floating-for-fixed rate swaps, under which a party agrees to pay a floating rate in exchange for receiving a fixed rate; floating-for-floating rate swaps, under which a party agrees to pay a floating rate in exchange for another floating rate.

A Fund’s maximum risk of loss from counterparty credit risk for an interest rate swap agreement is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent this amount is positive.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during or at expiration of the contract, either at the current spot or another specified rate. A Fund’s maximum risk of loss from counterparty credit risk is generally the aggregate unrealized gain netted against any collateral pledged by the counterparty.

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December 31, 2017

Credit Default Swap Agreements. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. As a seller of protection, a Fund will generally receive from the buyer of protection a premium in return for such protection and/or a fixed rate of income throughout the term of the swap if there is no credit event. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, restructuring, write-down, principal shortfall or interest shortfall. As a seller, a Fund adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the credit default swap. If a Fund is a seller or buyer of protection and a credit event occurs, as defined under the terms of that particular credit default swap agreement, the Fund will either pay to or receive from the buyer or seller of protection an amount prescribed in that particular swap agreement. Until a credit event occurs, recovery values are determined by market makers considering either industry standard recovery rates or entity specific factors and considerations. When a credit event occurs, the recovery value is determined by a facilitated auction, administered by ISDA, whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

A Fund may use credit default swap agreements on corporate or sovereign issues to provide a measure of protection against defaults of an issuer (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

A Fund may use credit default swap agreements on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Unlike credit default swaps on corporate or sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation because performance for asset-backed securities can vary across deals. Write-downs, such as prepayments and principal pay downs, or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swap agreements or bonds, to protect investors owning bonds against default and to speculate on changes in credit quality. A credit index is a basket of credit instruments or exposures designed to represent a portion of the credit market. These indices consist of reference credits that are considered to be the liquid entities in the credit default swap market based on the index sector. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities and emerging market securities. These components can be determined based upon various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the issuers in the index, and if there is a credit event, the credit event is settled based on that issuer’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each issuer has an equal weight in the index.

Either as a seller of protection or a buyer of protection of a credit default swap agreement, a Fund’s maximum risk of loss from counterparty risk is the fair value of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement as disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements. Some total return swap agreements involve a commitment to pay periodic interest payments in exchange for a market linked return based on a security or a basket of securities. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent this amount is positive. Other total return swap agreements involve a right to receive the appreciation in value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon rate. To the extent the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the value of that decline to the counterparty. Additionally, long total return swap agreements on equity securities entitle a Fund to receive from the counterparty dividends paid on an individual security and short total return equity swap agreements obligate a Fund to pay the counterparty dividends paid on an individual security. A Fund’s maximum risk of loss from counterparty credit risk for this type of total return swap agreement is the value of the underlying security, index or other financial instrument.

Contracts for Difference. Contracts for differences (“CFDs”) are privately negotiated contracts between a buyer and seller stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument’s value at the end of the contract. The Funds entered into CFDs where the underlying instrument was a specified security. The Fund can take either a short or long position on the underlying instrument. CFDs are marked-to-market daily and change in value is recorded by a Fund as an unrealized gain or loss. A realized gain or loss is recorded at termination of the contract. There is no expiration date to the contract, but a CFD is typically terminated by the buyer. A Fund’s maximum risk of loss from counterparty credit risk for a CFD agreement is the ability for the counterparty to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty is unable to make payments, the value of the contract may be reduced.

FASB ASC Topic 815, “Derivatives and Hedging” and Financial Instruments Eligible for Offset. FASB ASC Topic 815 includes the requirement for enhanced qualitative disclosures about objectives and strategies for using derivative instruments and disclosures regarding credit related contingent

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

features in derivative instruments; as well as quantitative disclosures in the semi-annual and annual financial statements about fair value, gains and losses, and volume of activity for derivative instruments. Information about these instruments is disclosed in the context of each instrument’s primary underlying risk exposure which is categorized as credit, commodity, equity price, interest rate and foreign currency exchange rate risk. The following disclosures include: (1) Objectives and strategies for each Fund’s derivative investments during the year. (2) A summary table (in thousands) of the fair valuations of each Fund’s derivative instruments categorized by risk exposure, which references the location on the Statements of Assets and Liabilities and the realized and unrealized gain or loss on the Statements of Operations for each derivative instrument as of December 31, 2017. Funds which held only one type of derivative during the year are not included in the tables as the location on the Statements of Assets and Liabilities and the realized and unrealized gain loss on the Statements of Operations can be referenced directly on each Fund’s respective statements. (3) A summary table (in thousands) of derivative instruments and certain investments of each Fund, which are subject to master netting agreements or a similar agreement and are eligible for offset in the Statements of Assets and Liabilities as of December 31, 2017. For Funds which held only one type of derivative during the year, amounts eligible for offset are presented gross in the Statements of Assets and Liabilities. Net exposure can be referenced in the assets and liabilities on the Statements of Assets and Liabilities and, if collateral exists, the net exposure is offset by collateral identified in the segregated or pledged collateral table. (4) A table reflecting each Fund’s average monthly derivative volume (in thousands) for the year ended December 31, 2017.

JNL/AQR Risk Parity Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in securities prices and interest rates, to manage cash flows, to replicate treasury bond positions, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and commodities. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to create foreign currency exposure in U.S. dollar cash balances, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and interest rates, as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/AQR Risk Parity Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Forward foreign currency contracts	—	—	—	182	—	182
Variation margin on futures/futures options contracts[8]	159	—	9	—	39	207
OTC swap agreements	—	—	32	—	—	32
Total derivative instruments assets	159	—	41	182	39	421
Derivative instruments liabilities:
Forward foreign currency contracts	—	—	—	157	—	157
Variation margin on futures/futures options contracts[8]	10	—	44	—	8	62
Total derivative instruments liabilities	10	—	44	157	8	219
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Forward foreign currency contracts	—	—	—	(210)	—	(210)
Futures/futures options contracts	298	—	2,019	—	573	2,890
Swap agreements	—	—	535	—	—	535
Net change in unrealized appreciation (depreciation) on:
Forward foreign currency contracts	—	—	—	(92)	—	(92)
Futures/futures options contracts	202	—	57	—	(183)	76
Swap agreements	—	—	(12)	—	—	(12)

JNL/AQR Risk Parity Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BOA	15	—	—	15	—	—
CIT	182	(157)	—	25	—	—
GSC	3	—	—	3	—	—
MLP	14	—	—	14	—	—
Derivatives eligible for offset	214	(157)	—	57
Derivatives not eligible for offset	207				—	—
	421
Derivative Liabilities by Counterparty*
CIT	157	(157)	—	—	181	—
Derivatives eligible for offset	157	(157)	—	—
Derivatives not eligible for offset	62				1,197	—
	219

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/AQR Risk Parity Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	61,054	19,919	—	—	—	2,398

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/BlackRock Global Long Short Credit Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, interest rates and foreign currencies, as a means of risk management and/or hedging, as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy and take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices and interest rates, as an efficient means of obtaining exposure to certain markets as part of its investment strategy and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration and to hedge against the risk that the value of fixed rate bond investments will decrease/increase as interest rates rise/fall. The Fund entered into credit default swap agreements to hedge a portfolio of credit default swap agreements or bonds, obtain credit exposure, as a substitute for investment in physical securities, to speculate on changes in credit quality, used in combination with cash bonds exposure (1) to take advantage of spread variances between cash bonds and the credit default swap agreement or (2) to hedge the underlying exposure to the cash bonds and to provide a measure of protection against defaults of issuers. The Fund entered into total return swap agreements to obtain exposure to or hedge changes in securities prices and as a substitute for investment in physical securities. The Fund entered into contracts for differences to obtain short exposure and as a substitute for investment in physical securities.

JNL/BlackRock Global Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	13	120	—	20	153
Forward foreign currency contracts	—	—	—	732	—	732
Variation margin on futures/futures options contracts[8]	—	—	7	—	8	15
Variation margin on swap agreements[8]	—	16	—	—	1	17
OTC swap agreements	—	359	51	—	—	410
OTC swap premiums paid	—	1,552	4	—	—	1,556
Total derivative instruments assets	—	1,940	182	732	29	2,883
Derivative instruments liabilities:
Written options, at value	—	2	2	—	—	4
Forward foreign currency contracts	—	—	—	1,196	—	1,196
Variation margin on futures/futures options contracts[8]	—	—	3	—	4	7
Variation margin on swap agreements[8]	—	5	—	—	18	23
OTC swap agreements	—	1,071	228	—	6	1,305
OTC swap premiums received	—	1,369	—	—	—	1,369
Total derivative instruments liabilities	—	2,447	233	1,196	28	3,904
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	(416)	(1,776)	(37)	(243)	(2,472)
Written option contracts	—	130	184	2	14	330
Forward foreign currency contracts	—	—	—	(5,867)	—	(5,867)
Futures/futures options contracts	—	—	(528)	—	(816)	(1,344)
Swap agreements	—	(3,282)	(122)	—	(306)	(3,710)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	(3)	(101)	—	(29)	(133)
Written options	—	189	(8)	—	(2)	179
Forward foreign currency contracts	—	—	—	(1,116)	—	(1,116)
Futures/futures options contracts	—	—	(47)	—	509	462
Swap agreements	—	1,179	(174)	—	334	1,339

JNL/BlackRock Global Long Short Credit Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	72	(72)	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
BMO	14	—	—	14	—	—
BNP	4	(4)	—	—	—	—
CCI	20	(20)	—	—	—	—
CGM	22	(22)	—	—	—	—
CIT	84	(84)	—	—	—	—
CSI	27	(23)	—	4	—	—
DUB	413	(413)	—	—	40	15
GSC	187	(58)	—	129	—	—
JPM	44	(44)	—	—	—	—
MLP	47	(47)	—	—	—	—
MSC	232	(131)	(40)	61	40	—
UBS	3	(3)	—	—	—	—
Derivatives eligible for offset	1,169	(921)	(40)	208
Derivatives not eligible for offset	1,714				—	—
	2,883
Derivative Liabilities by Counterparty*
BCL	214	(72)	—	142	—	—
BNP	51	(4)	(47)	—	50	—
BOA	12	—	(12)	—	260	—
CCI	24	(20)	—	4	—	—
CGM	447	(22)	—	425	—	—
CIT	159	(84)	(75)	—	90	—
CSI	23	(23)	—	—	80	—
DUB	978	(413)	(213)	352	120	93
GSC	58	(58)	—	—	140	—
GSI	16	—	—	16	—	—
JPM	170	(44)	(126)	—	380	—
MLP	194	(47)	(60)	87	60	—
MSC	131	(131)	—	—	—	—
UBS	24	(3)	—	21	—	—
Derivatives eligible for offset	2,501	(921)	(533)	1,047
Derivatives not eligible for offset	1,403				1,078	—
	3,904

JNL/BlackRock Global Long Short Credit Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)	Notional Amount of Contracts for Difference ($)
Average monthly volume	649	36,095	208,272	19,369	—	146,673	8,916	1,800

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in foreign currencies and securities prices, as a directional investment, as a substitute for investment in physical securities, as an efficient means of adjusting overall exposure to certain markets as part of its investments strategy and to take a position on expectations of volatility of a reference entity. The Fund entered into futures contracts to obtain exposure to or hedge changes in security prices, interest rates and foreign currency rates, to replicate treasury bond positions, as an efficient means of obtaining exposure to certain markets as part of its investment strategy, as a substitute for investment in physical securities and as a means of risk management and/or hedging. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy, to reduce foreign currency exposure on investment securities denominated in foreign currencies and as a means of risk management and/or hedging. The Fund entered into interest rate swap agreements to manage duration, to execute yield curve, swap spread and sovereign relative value trades, to express views on a country’s interest rates, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into cross-currency swap agreements to obtain directional exposure to currencies and as a means of risk management and/or hedging. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to speculate on changes in credit quality, to obtain credit exposure and as a substitute for investment in physical securities. The Fund entered into forward volatility agreements to take a position on expectations of volatility of a reference entity. The Fund entered into non-deliverable bond forward contracts to obtain exposure to or hedge changes in interest rates.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	482	251	—	733
Forward foreign currency contracts	—	—	—	6,168	—	6,168
Variation margin on swap agreements[8]	—	6	—	—	319	325
OTC swap agreements	—	2,001	—	36	970	3,007
OTC swap premiums paid	—	6,746	—	—	275	7,021
Total derivative instruments assets	—	8,753	482	6,455	1,564	17,254
Derivative instruments liabilities:
Written options, at value	—	—	—	3	—	3
Forward foreign currency contracts	—	—	—	10,596	—	10,596
Variation margin on futures/futures options contracts[8]	—	—	4	—	1	5
Variation margin on swap agreements[8]	—	14	—	—	170	184
OTC swap agreements	—	3,712	—	970	1,701	6,383
OTC swap premiums received	—	3,887	—	—	—	3,887
Total derivative instruments liabilities	—	7,613	4	11,569	1,872	21,058
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	(644)	(3,335)	(410)	(4,389)
Written option contracts	—	—	125	3,805	—	3,930
Forward foreign currency contracts	—	—	—	(10,990)	—	(10,990)
Futures/futures options contracts	—	—	(793)	—	(1,209)	(2,002)
Swap agreements	—	(6,619)	—	20	(2,528)	(9,127)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	(567)	(7,139)	—	(7,706)
Written options	—	—	—	1,421	—	1,421
Forward foreign currency contracts	—	—	—	(8,206)	—	(8,206)
Futures/futures options contracts	—	—	15	—	(68)	(53)
Swap agreements	—	539	—	(934)	(4,668)	(5,063)

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BNP	2,115	(2,115)	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
BOA	515	(515)	—	—	490	—
CGM	424	(252)	—	172	—	—
CIT	701	(34)	(667)	—	760	—
DUB	1,573	(779)	(765)	29	765	—
GSC	2,438	(2,438)	—	—	—	—
GSI	101	—	—	101	—	—
JPM	506	(506)	—	—	—	—
MSC	1	(1)	—	—	25	—
SCB	1,534	(1,534)	—	—	—	—
Derivatives eligible for offset	9,908	(8,174)	(1,432)	302
Derivatives not eligible for offset	7,346				—	—
	17,254
Derivative Liabilities by Counterparty*
BNP	5,649	(2,115)	(2,745)	789	—	2,745
BOA	607	(515)	—	92	—	—
CGM	252	(252)	—	—	—	—
CIT	34	(34)	—	—	—	—
DUB	779	(779)	—	—	—	—
GSC	4,545	(2,438)	(523)	1,584	—	523
JPM	1,539	(506)	(613)	420	—	613
MSC	18	(1)	—	17	—	—
SCB	3,559	(1,534)	(1,553)	472	—	1,553
Derivatives eligible for offset	16,982	(8,174)	(5,434)	3,374
Derivatives not eligible for offset	4,076				7,487	150
	21,058

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Forward Volatility Agreements ($)	Notional Amount of Non-Deliverable Bond Forward Contracts ($)
Average monthly volume	5,932	41,942	909,210	623,106	32,371	288,471	2,592	3,516

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/PIMCO Credit Income Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in interest rates, inflation, foreign currencies and interest rate swap valuations, to generate income, to take a position on expectations of volatility of a reference entity and as a substitute for investment in physical securities. The Fund entered into futures contracts to obtain exposure to or hedge changes in interest rates and as an efficient means of obtaining exposure to certain markets as part of its investment strategy. The Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy and to reduce foreign currency exposure on investment securities denominated in foreign currencies. The Fund entered into interest rate swap agreements to manage duration, to obtain interest rate and yield curve exposure and as a substitute for investment in physical securities. The Fund entered into credit default swap agreements to obtain credit exposure. The Fund entered into total return swap agreements as a substitute for investment in physical securities and as an efficient means of adjusting overall exposure to certain markets as part of its investment strategy.

JNL/PIMCO Credit Income Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	—	—	143	143
Forward foreign currency contracts	—	—	—	277	—	277
Variation margin on futures/futures options contracts[8]	—	—	—	—	3	3
Variation margin on swap agreements[8]	—	6	—	—	72	78
OTC swap agreements	—	1,086	—	—	—	1,086
OTC swap premiums paid	—	230	—	—	—	230
Total derivative instruments assets	—	1,322	—	277	218	1,817
Derivative instruments liabilities:
Written options, at value	—	—	—	25	138	163
Forward foreign currency contracts	—	—	—	906	—	906
Variation margin on swap agreements[8]	—	1	—	—	26	27
OTC swap agreements	—	137	—	—	25	162
OTC swap premiums received	—	1,161	—	—	—	1,161
Total derivative instruments liabilities	—	1,299	—	931	189	2,419
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	—	—	(7)	(7)
Written option contracts	—	42	—	5	63	110
Forward foreign currency contracts	—	—	—	(754)	—	(754)
Futures/futures options contracts	—	—	—	—	135	135
Swap agreements	—	1,636	—	—	(495)	1,141
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	—	—	(289)	(289)
Written options	—	(25)	—	(2)	299	272
Forward foreign currency contracts	—	—	—	(814)	—	(814)
Futures/futures options contracts	—	—	—	—	(4)	(4)
Swap agreements	—	724	—	—	(108)	616

JNL/PIMCO Credit Income Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
BCL	173	(32)	—	141	—	—
BNP	187	(101)	—	86	—	—
BOA	107	(52)	—	55	—	—
CGM	169	(60)	—	109	—	—
CIT	64	(64)	—	—	—	—
CSI	37	—	(10)	27	10	—
DUB	100	(38)	—	62	—	—
GSC	357	(212)	—	145	—	—
JPM	29	(29)	—	—	—	—
MSC	204	(112)	—	92	—	—
SCB	3	(3)	—	—	—	—
UBS	48	(48)	—	—	—	—
Derivatives eligible for offset	1,478	(751)	(10)	717
Derivatives not eligible for offset	339				—	—
	1,817
Derivative Liabilities by Counterparty*
BCL	32	(32)	—	—	—	—
BNP	101	(101)	—	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
BOA	52	(52)	—	—	—	—
CGM	60	(60)	—	—	—	—
CIT	297	(64)	—	233	—	—
DUB	38	(38)	—	—	—	—
GSC	212	(212)	—	—	—	—
GSI	1	—	(1)	—	—	255
JPM	74	(29)	—	45	—	—
MSC	112	(112)	—	—	—	215
SCB	47	(3)	—	44	—	—
UBS	198	(48)	(150)	—	—	276
Derivatives eligible for offset	1,224	(751)	(151)	322
Derivatives not eligible for offset	1,195				1,528	5,398
	2,419

	Gross Amount Presented in the Statement of Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral [3]($)	Net Amount[4]($)

					Total Collateral [5]
					Cash($)	Security($)
Master Forward Agreement Transaction Assets by Counterparty*
BCL	18,516	(18,453)	—	63	—	—
BNP	8,119	(7,984)	—	135	—	—
CSI	5,017	(5,008)	—	9	—	—
UBS	16,491	(16,491)	—	—	—	—
	48,143	(47,936)	—	207

Master Forward Agreement Transaction Liabilities by Counterparty*
BCL	18,453	(18,453)	—	—	—	—
BNP	7,984	(7,984)	—	—	—	—
CSI	5,008	(5,008)	—	—	—	—
UBS	16,493	(16,491)	—	2	—	—
	47,938	(47,936)	—	2

JNL/PIMCO Credit Income Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	714	20,071	90,432	49,136	—	85,084	138

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/PPM America Long Short Credit Fund Derivative Strategies - The Fund entered into futures contracts to obtain exposure to or hedge changes in interest and foreign currency rates. The Fund entered into credit default swap agreements to provide a measure of protection against defaults of issuers, to obtain credit exposure, as a substitute for investment in physical securities and to manage credit exposure.

JNL/PPM America Long Short Credit Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Variation margin on futures/futures options contracts[8]	—	—	—	—	6	6
OTC swap agreements	—	26	—	—	—	26
OTC swap premiums paid	—	270	—	—	—	270
Total derivative instruments assets	—	296	—	—	6	302
Derivative instruments liabilities:
Variation margin on futures/futures options contracts[8]	—	—	—	7	78	85
Variation margin on swap agreements[8]	—	1	—	—	—	1
OTC swap agreements	—	117	—	—	—	117
OTC swap premiums received	—	353	—	—	—	353
Total derivative instruments liabilities	—	471	—	7	78	556
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Futures/futures options contracts	—	—	—	(89)	(479)	(568)
Swap agreements	—	(19)	—	—	—	(19)
Net change in unrealized appreciation (depreciation) on:
Futures/futures options contracts	—	—	—	(24)	217	193
Swap agreements	—	(139)	—	—	—	(139)

JNL/PPM America Long Short Credit Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	13	(13)	—	—	—	—
JPM	13	(13)	—	—	—	—
Derivatives eligible for offset	26	(26)	—	—
Derivatives not eligible for offset	276				—	—
	302
Derivative Liabilities by Counterparty*
CGM	30	(13)	—	17	—	—
JPM	87	(13)	—	74	—	—
Derivatives eligible for offset	117	(26)	—	91
Derivatives not eligible for offset	439				574	—
	556

JNL/PPM America Long Short Credit Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	—	64,208	—	—	—	28,538	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/T. Rowe Price Capital Appreciation Fund Derivative Strategies - The Fund entered into option contracts to obtain exposure to or hedge changes in securities prices and to generate income. The Fund entered into forward foreign currency contracts to reduce foreign currency exposure on investment securities denominated in foreign currencies.

JNL/T. Rowe Price Capital Appreciation Fund - Derivative Instruments Categorized by Risk Exposure
	Commodity($)	Credit($)	Equity($)	Foreign Exchange($)	Interest Rate($)	Total($)
Fair values of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2017
Derivative instruments assets:
Purchased options, at value	—	—	2,401	—	—	2,401
Total derivative instruments assets	—	—	2,401	—	—	2,401
Derivative instruments liabilities:
Written options, at value	—	—	15,806	—	—	15,806
Total derivative instruments liabilities	—	—	15,806	—	—	15,806
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2017
Net realized gain (loss) on:
Purchased option contracts	—	—	703	—	—	703
Written option contracts	—	—	1,352	—	—	1,352
Forward foreign currency contracts	—	—	—	(1)	—	(1)
Net change in unrealized appreciation (depreciation) on:
Purchased options	—	—	1,155	—	—	1,155
Written options	—	—	(10,828)	—	—	(10,828)

JNL/T.Rowe Price Capital Appreciation Fund – Derivative and Financial Instruments Eligible for Offset

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CGM	605	(605)	—	—	—	—
CSI	476	(476)	—	—	—	—
GSC	786	(786)	—	—	—	—
JPM	534	—	—	534	—	—
Derivatives eligible for offset	2,401	(1,867)	—	534
Derivatives not eligible for offset	—				—	—
	2,401
Derivative Liabilities by Counterparty*
CGM	8,648	(605)	—	8,043	—	—
CSI	974	(476)	—	498	—	—
DUB	4,744	—	—	4,744	—	—
GSC	1,209	(786)	—	423	—	—
RBC	134	—	—	134	—	—
Derivatives eligible for offset	15,709	(1,867)	—	13,842
Derivatives not eligible for offset	97				—	—
	15,806

JNL/T.Rowe Price Capital Appreciation Fund – Average Derivative Volume6

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)	Notional Amount of Interest Rate Swap Agreements ($)	Notional Amount of Cross-Currency Swap Agreements ($)	Notional Amount of Credit Default Swap Agreements ($)	Notional Amount of Total Return Swap Agreements ($)
Average monthly volume	4,193	—	416	—	—	—	—

The financial instruments eligible for offset table is presented for the following Fund, which held forward foreign currency contracts with significant exposure to several counterparties which were eligible for offset with each counterparty.

JNL/Neuberger Berman Currency Fund – Derivative and Financial Instruments Eligible for Offset

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Gross Amount Presented in the Statements of				Total Collateral [5]
	Assets and Liabilities[1]($)	Financial Instruments[2]($)	Collateral[3]($)	Net Amount[4]($)	Cash($)	Security($)
Derivative Assets by Counterparty*
CIT	1,496	(944)	(360)	192	360	—
GSC	3,880	(2,031)	(1,849)	—	1,860	—
JPM	179	(171)	(8)	—	30	—
RBC	1,339	(670)	(590)	79	590	—
SGB	1,405	(1,099)	(306)	—	450	—
SSB	2,582	(2,582)	—	—	—	—
Derivatives eligible for offset	10,881	(7,497)	(3,113)	271
Derivatives not eligible for offset	—				—	—
	10,881
Derivative Liabilities by Counterparty*
CIT	944	(944)	—	—	—	—
GSC	2,031	(2,031)	—	—	—	—
JPM	171	(171)	—	—	—	—
RBC	670	(670)	—	—	—	—
SGB	1,099	(1,099)	—	—	—	—
SSB	5,105	(2,582)	(2,060)	463	2,060	—
Derivatives eligible for offset	10,020	(7,497)	(2,060)	463
Derivatives not eligible for offset	—				—	—
	10,020

1 Amounts eligible for offset are presented gross in the Statements of Assets and Liabilities.

2 Financial instruments eligible for offset, but not offset in the Statements of Assets and Liabilities.

3 Cash and security collateral not offset in the Statements of Assets and Liabilities. For derivative assets and liabilities, amounts do not reflect over-collateralization.

4 For assets, net amount represents the amount payable by the counterparty to the Fund in the event of default. For liabilities, net amount represents the amount payable by the Fund to the counterparty in the event of default.

5 Cash and security collateral pledged or segregated for derivative investments. For assets, amount reflects collateral received from or segregated by the counterparty. For liabilities, amount reflects collateral pledged or segregated by the Fund. Collateral for derivatives not eligible for offset includes amounts pledged for margin purposes.

6 The derivative instruments outstanding as of December 31, 2017, as disclosed in the Schedules of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year ended December 31, 2017, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds.

7 Investment liabilities and assets include delayed delivery securities and secured borrowings. Liabilities reflect amounts payable to the counterparty for the cost of the investment, assets reflect the market value of the investments. The net amount reflects net unrealized gain or loss offset by any collateral with the counterparty. The net unrealized gain or loss constitutes the amount which is subject to margin or collateral requirements as required under the Master Forward Agreement.

8 Derivative asset or liability is not eligible for offset, and a Derivative and Financial Instruments Eligible for Offset table is not presented for the asset or liability, as applicable.

* Counterparties are defined on page 88 in the Schedules of Investments.

The derivative strategy for Funds which held only one type of derivative during the year is as follows: JNL/FAMCO Flex Core Covered Call Fund entered into option contracts to obtain exposure to or hedge changes in securities prices, to generate income and as a part of its overall investment strategy. JNL/Epoch Global Shareholder Yield Fund, JNL/Lazard International Strategic Equity Fund, JNL/VanEck International Gold Fund and JNL/WCM Focused International Equity Fund entered into foreign currency contracts to settle security purchases and sales denominated in foreign currencies. Due to the number of days between the foreign currency contract’s trade and settlement dates, the Adviser has deemed the foreign currency contracts as forward foreign currency contracts for accounting and financial reporting purposes. JNL/Neuberger Berman Currency Fund entered into forward foreign currency contracts to gain directional exposure to currencies as part of its overall investment strategy. JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund entered into futures contracts as a substitute for investment in physical securities and as an efficient means of obtaining exposure to certain markets as part of its investment strategy.

The derivative instruments outstanding as of December 31, 2017, as disclosed in the Schedules of Investments, and the amounts of realized and change in unrealized gains and losses on derivative instruments during the year ended December 31, 2017, as disclosed in the Statements of Operations, also serve as indicators of the derivative volume for the Funds. For Funds which held only one type of derivative during the year, the average monthly derivative volume (in thousands) is as follows:

	Cost of Options Purchased and Written ($)	Notional Value at Purchase of Futures Contracts ($)	Cost of Forward Foreign Currency Contracts ($)
JNL/Epoch Global Shareholder Yield Fund	—	—	147
JNL/FAMCO Flex Core Covered Call Fund	2,456	—	—
JNL/Lazard International Strategic Equity Fund	—	—	318
JNL/Neuberger Berman Currency Fund	—	—	1,874,116
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	16,326	—
JNL/VanEck International Gold Fund	—	—	12
JNL/WCM Focused International Equity Fund	—	—	2,658

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

Pledged or Segregated Collateral. The following tables summarize cash and securities collateral pledged (in thousands) for Funds at December 31, 2017 for which collateral exists but was not presented in a Derivative and Financial Instruments Eligible for Offset table:

Collateral Pledged or Segregated for Derivative Instruments
		Futures Contracts
	Counter- parties	Pledged or Segregated Securities($)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	GSC	1,096

Collateral Pledged or Segregated for Securities Sold Short
		Securities Sold Short		Repurchase Agreements
	Counterparty/ Prime Broker	Pledged Cash ($)	Segregated Securities ($)	Pledged or Segregated Cash ($)
JNL/BlackRock Global Long Short Credit Fund	RBC	—	—	215
JNL/Nicholas Convertible Arbitrage Fund	UBS	57,444	52,974	—
JNL/PPM America Long Short Credit Fund	SSB	—	17,024	—

NOTE 7. INVESTMENT RISKS

Market and Volatility Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (“market risk”). Additionally, prices of financial instruments may fluctuate over short periods or extended periods of time in response to company, market, economic or political news (“volatility risk”). Equity securities generally have more price volatility than fixed-income securities, and long term fixed-income securities normally have more price volatility than short term fixed-income securities. Certain Funds may invest in derivatives to hedge a Fund’s portfolio as well as for investment purposes which may increase volatility. Volatility may cause a Fund’s net asset value per share to experience significant appreciation or depreciation in value over short periods of time.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the risk that securities of companies within specific sectors of the economy can perform differently than the overall market. For example, this may be due to changes in the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because a Fund may allocate relatively more assets to certain sectors than others, a Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by a Fund.

Concentration Risk. To the extent that the Funds focus on particular countries, regions, industries, sectors, issuers, types of investment or a limited number of securities from time to time, a Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Interest Rate Risk. When interest rates increase, fixed-income securities generally will decline in value. A wide variety of factors can cause interest rates to rise such as central bank monetary policies, inflation rates and general economic conditions. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates than those with shorter durations.

Prepayment Risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date and that a Fund may have to reinvest the proceeds in an investment that may have a lower interest rate. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Credit and Counterparty Risk. In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to failure of the other party to a transaction to perform (“credit risk”). Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. Financial assets, which potentially expose the Funds to credit risk, consist principally of investments and cash due from counterparties (“counterparty risk”). The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets is incorporated within their carrying value as recorded in the Funds’ Statements of Assets and Liabilities. For certain derivative contracts, the potential loss could exceed the value of the financial assets recorded in the financial statements.

Foreign Securities Risk. Investing in securities of foreign companies or issued by foreign governments generally involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include the potential for revaluation of currencies, different accounting policies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices may be more volatile than those of securities of comparable U.S. companies and the U.S. government.

Currency Risk. Investing directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, involves the risk that those currencies will decline in value relative to the base currency of a Fund, or, in the case of hedging positions, that a Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time or currencies may become illiquid for a number of reasons, including changes in interest rates, general

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

economics of a country, actions (or inaction) of the U.S. government or banks, foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the U.S. or abroad.

Leverage Risk. Certain Funds may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that a Fund may purchase for investment. Taking short positions may involve leverage of a Fund’s assets. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Emerging Market Securities Risk. Investing in securities of emerging market countries generally involves greater risk than investing in foreign securities in developed markets. Emerging market countries typically have economic and political systems that are less fully developed and are likely to be less stable than those in more advanced countries. These risks include the potential for government intervention, adverse changes in earnings and business prospects, liquidity, credit and currency risks, and price volatility.

Sanctioned Securities Risk. Certain Funds may invest in securities issued by companies located in Russia. The U.S. Government and other governments have placed sanctions on Russia. When sanctions are placed on a country, the Fund may experience limitations on its investments including the inability to dispose of securities in that country, the inability to settle securities transactions in that country and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk and currency risk.

Convertible Securities Risk. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Master Limited Partnership Risk. Investment in MLPs involves some risks that differ from an investment in the common stock of a corporation. Holders of MLPs have limited control on matters affecting the partnership. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Senior and Junior Loan Risk. When a Fund invests in a loan or participation, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the borrower under the loan may default on its obligations. Senior and Junior loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk and speculative characteristics. The Fund is also subject to the risk that the agent bank administering the loan may fail to meet its obligations.

Cybersecurity Risk. Cyber-attacks could disrupt daily operations related to trading and portfolio management. In addition, technology disruptions and cyber-attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of a Fund’s investments. Cyber-attacks on a Fund’s Sub-Advisers and service providers could cause business failures or delays in daily processing and a Fund may not be able to issue a NAV per share. As a result, cyber-attacks could impact the performance of a Fund.

NOTE 8. INVESTMENT ADVISORY FEES AND TRANSACTIONS WITH AFFILIATES

Advisory and Administrative Fees. The Trust has an investment advisory and management agreement with JNAM, whereby JNAM provides investment management services. Each Fund pays JNAM an annual fee, accrued daily and paid monthly, based on a specified percentage of the average daily net assets of each Fund. A portion of this fee is paid by JNAM to the Sub-Advisers as compensation for their services.

JNAM also serves as the Administrator to the Funds. The Funds pay an administrative fee based on the average daily net assets of each Fund, accrued daily and paid monthly. In return for the administrative fee, JNAM provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, JNAM, at its own expense, arranges for legal, audit, fund accounting, transfer agency, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, other non-operating expenses, registration fees, licensing costs, directors and officers insurance, the fees and expenses of the disinterested Trustees ("Independent Trustees") and independent legal counsel to the Independent Trustees, and a portion of the costs associated with the Chief Compliance Officer.

The following schedules indicate the range of the advisory fee at various net asset levels and the administrative fee each Fund was obligated to pay JNAM. For the advisory fee ranges presented, refer to the Trust’s Prospectus for the specific percentage of average daily net assets and break points for each Fund.

Prior to September 25, 2017, the advisory fee and administrative fee for each Fund was as follows:

	Advisory Fee (b-billions)		Administrative Fee (b-billions)
	$0 to $1b %	Over $1b %	$0 to $3b %	Over $3b %
JNL Tactical ETF Moderate Fund	0.75	0.70	0.15	0.13
JNL Tactical ETF Moderate Growth Fund	0.75	0.70	0.15	0.13

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Advisory Fee (b-billions)		Administrative Fee (b-billions)
	$0 to $1b %	Over $1b %	$0 to $3b %	Over $3b %
JNL Tactical ETF Growth Fund	0.75	0.70	0.15	0.13
JNL/AQR Risk Parity Fund	0.85	0.80	0.15	0.13
JNL/BlackRock Global Long Short Credit Fund	0.95	0.90	0.15	0.13
JNL/DFA U.S. Small Cap Fund	0.80	0.75	0.15	0.13
JNL/DoubleLine Total Return Fund	0.50	0.45	0.15	0.13
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.95	0.90	0.15	0.13
JNL/Epoch Global Shareholder Yield Fund	0.70	0.65	0.15	0.13
JNL/FAMCO Flex Core Covered Call Fund	0.60	0.55	0.15	0.13
JNL/Lazard International Strategic Equity Fund	0.80	0.75	0.15	0.13
JNL/Neuberger Berman Currency Fund	0.70	0.65	0.15	0.13
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	0.60	0.55	0.15	0.13
JNL/Nicholas Convertible Arbitrage Fund	0.85	0.80	0.15	0.13
JNL/PIMCO Credit Income Fund	0.40	0.35	0.15	0.13
JNL/PPM America Long Short Credit Fund	0.95	0.90	0.15	0.13
JNL/T. Rowe Price Capital Appreciation Fund	0.70	0.65	0.15	0.13
JNL/The Boston Company Equity Income Fund	0.55	0.50	0.15	0.13
JNL/The London Company Focused U.S. Equity Fund	0.70	0.65	0.15	0.13
JNL/VanEck International Gold Fund	0.80	0.75	0.15	0.13
JNL/WCM Focused International Equity Fund	0.80	0.75	0.15	0.13

Effective September 25, 2017, the advisory fee and administrative fee for each Fund is as follows:

	Advisory Fee (b-billions)				Administrative Fee (b-billions)
	$0 to $1b %	$1b to $3b %	$3b to $5b %	Over $5b %	$0 to $3b %	Over $3b %
JNL Tactical ETF Moderate Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL Tactical ETF Moderate Growth Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL Tactical ETF Growth Fund	0.20	0.15	0.14	0.13	0.15	0.13
JNL/AQR Risk Parity Fund	0.65	0.60	0.59	0.58	0.15	0.13
JNL/BlackRock Global Long Short Credit Fund	0.80	0.75	0.74	0.73	0.15	0.13
JNL/DFA U.S. Small Cap Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/DoubleLine Total Return Fund	0.45	0.40	0.39	0.38	0.10	0.08
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.85 – 0.75	0.725	0.715	0.705	0.15	0.13
JNL/Epoch Global Shareholder Yield Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/FAMCO Flex Core Covered Call Fund	0.50	0.45	0.44	0.43	0.15	0.13
JNL/Lazard International Strategic Equity Fund	0.70	0.65	0.64	0.63	0.15	0.13
JNL/Neuberger Berman Currency Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	0.50	0.45	0.44	0.43	0.15	0.13
JNL/Nicholas Convertible Arbitrage Fund	0.725	0.70	0.69	0.68	0.15	0.13
JNL/PIMCO Credit Income Fund	0.35	0.30	0.29	0.28	0.10	0.08
JNL/PPM America Long Short Credit Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/T. Rowe Price Capital Appreciation Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/The Boston Company Equity Income Fund	0.45	0.40	0.39	0.38	0.15	0.13
JNL/The London Company Focused U.S. Equity Fund	0.60	0.55	0.54	0.53	0.15	0.13
JNL/VanEck International Gold Fund	0.70	0.65	0.64	0.63	0.15	0.13
JNL/WCM Focused International Equity Fund	0.70 – 0.65	0.65	0.64	0.63	0.15	0.13

Advisory Fee Waivers. Pursuant to a contractual fee waiver agreement, JNAM has agreed to waive a 100% of advisory fees attributable to JNL/T. Rowe Price Capital Appreciation Fund’s investment in T. Rowe Price Institutional Floating Rate Fund, an affiliate of the Sub-Adviser. None of the waived advisory fees can be recaptured by JNAM.

Prior to September 25, 2017, pursuant to contractual and voluntary fee waiver agreements, JNAM waived a portion of its advisory fees for each of the following Funds. None of the waived advisory fees could be recaptured by JNAM. The amount of waived expenses for each Fund is recorded as expense waiver in each Fund’s Statement of Operations. Effective September 25, 2017, the contractual and voluntary advisory fee waivers were discontinued. The waived portion of advisory fees for these Funds was converted to reductions in advisory fees.

Contractual Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL Tactical ETF Moderate Fund	0.45%
JNL Tactical ETF Moderate Growth Fund	0.45
JNL Tactical ETF Growth Fund	0.45
JNL/AQR Risk Parity Fund	0.10
JNL/PPM America Long Short Credit Fund	0.25

Voluntary Advisory Fee Waiver as a Percentage of Average Daily Net Assets
JNL/BlackRock Global Long Short Credit Fund	0.05%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund[1]	0.10% on net assets between $250 million - $1 billion; 0.05% on net assets over $1 billion
JNL/Nicholas Convertible Arbitrage Fund	0.025% on net assets between $0 - $500 million

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

JNL/WCM Focused International Equity Fund[2]	0.05%for net assets between $500 million and $1 billion

1 Prior to April 24, 2017, the Fund’s voluntary advisory fee waiver was 0.05% on net assets between $250 million - $1 billion.

2 Effective April 24, 2017.

Administrative Fee Waivers. Effective September 25, 2017, pursuant to a contractual waiver, JNAM agreed to waive 0.05% of the administrative fees of the Class I shares of JNL/DFA U.S. Small Cap Fund. None of the waived administrative fees can be recaptured by JNAM. The amount of waived expenses for the Fund is recorded as expense waiver in the Fund’s Statement of Operations.

Distribution Fees. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to the provisions of Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Funds pay a distribution and/or service fee (“Rule 12b-1 fee”) to Jackson National Life Distributors LLC (“JNLD”), an affiliate of the Adviser, for the purpose of paying for certain distribution, administrative, or related service expenses from the sale and distribution of each Fund’s shares. To the extent consistent with existing law and the Plan, JNLD may use the Rule 12b-1 fees to reimburse or compensate broker-dealers, administrators or others for providing distribution, administrative or other services. Prior to July 1, 2017, the Funds’ Plan was structured as a reimbursement plan. Under a reimbursement plan, 12b-1 payments may not exceed the maximum 12b-1 fee or allowable distribution and related shareholding servicing expenses incurred by the distributor, as defined in the Plan. Effective July 1, 2017, the Funds’ Plan was restructured as a compensation plan. Under a compensation plan, the distributor may receive 12b-1 fees in excess of the allowable distribution and related shareholder servicing expenses, but not exceeding the maximum 12b-1 fee, which may be applied to future periods when distribution and related shareholder servicing expenses are less than the maximum 12b-1 fee set by the Plan. Under the Plan, prior to September 25, 2017, each Fund accrued the Rule 12b-1 fee daily, at the maximum annual rate up to 0.20% of the average daily net assets of the Fund. Effective September 25, 2017, the maximum annual rate for Rule 12b-1 fees paid by the Funds changed from 0.20% to 0.30% of the average daily net assets of the Class A shares of each Fund. Each Fund pays the fee monthly to JNLD. JNLD also is the principal underwriter of the variable insurance products issued by Jackson and its subsidiaries. Amounts charged pursuant to the Plan are reflected as 12b-1 fees (Class A) in each Fund’s Statement of Operations.

Affiliated Brokerage Commissions. During the year ended December 31, 2017, the following Fund paid brokerage fees to affiliates for the execution of purchases and sales of portfolio investments (in thousands): JNL/The Boston Company Equity Income Fund $2.

Deferred Compensation Plan. The Funds adopted a Deferred Compensation Plan whereby an Independent Trustee may defer the receipt of all or a portion of their compensation. These deferred amounts, which remain as liabilities of the Funds, are treated as if invested and reinvested in shares of one or more funds at the discretion of the applicable Independent Trustee. These amounts represent general, unsecured liabilities of the Funds and vary according to the total returns of the selected funds. Liabilities related to deferred balances are included in payable for board of trustees fees in the Statements of Assets and Liabilities. Increases or decreases related to the changes in value of deferred balances are included in board of trustees fees set forth in the Statements of Operations.

Directed Brokerage Commissions. A Sub-Adviser may allocate a portion of a Fund’s equity security transactions (subject to obtaining best execution of each transaction) through certain designated broker/dealers which will rebate a portion of the brokerage commissions to that Fund. Any amount credited to the Fund is reflected as brokerage commissions recaptured in the Statements of Operations.

Security Transactions. Security transactions can occur in the Funds where both the buyer and seller of the security are Funds for which JNAM serves as the Adviser or the other party to the transaction is another fund advised by the Sub-Adviser. Such transactions occur to eliminate transaction costs normally associated with security trading activity. Such transactions are subject to compliance with Rule 17a-7 under the 1940 Act (“Rule 17a-7 transactions”) and are reviewed by the Board. Rule 17a-7 transactions are executed at current market price. The following Fund had Rule 17a-7 transactions (in thousands) that were deemed significant by the Adviser during the year ended December 31, 2017.

	Purchase of Securities($)	Proceeds from Sales of Securities($)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	31,208

Share Transactions. On September 25, 2017, JNL Series Trust and Jackson Variable Series Trust Funds of Funds’ investment in each Fund was sold from Class A shares and purchased into Class I shares. Proceeds from the sale of shares, cost of shares redeemed, shares sold and shares redeemed in the Statements of Changes in Net Assets includes the simultaneous redemption of Class A shares and purchase of Class I shares as follows:

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/BlackRock Global Long Short Credit Fund	(117,083)	(12,209)	117,083	12,209
JNL/DFA U.S. Small Cap Fund	(58,292)	(6,016)	58,292	6,016
JNL/DoubleLine Total Return Fund	(1,511,105)	(139,659)	1,511,105	139,659
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	(358,854)	(37,264)	358,854	37,264
JNL/Epoch Global Shareholder Yield Fund	(10,311)	(844)	10,311	844
JNL/FAMCO Flex Core Covered Call Fund	(2,023)	(169)	2,023	169
JNL/Neuberger Berman Currency Fund	(77,452)	(7,761)	77,452	7,761
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	(1,160)	(109)	1,160	109
JNL/Nicholas Convertible Arbitrage Fund	(115,949)	(11,503)	115,949	11,503
JNL/PIMCO Credit Income Fund	(200,200)	(17,185)	200,200	17,185

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Cost of shares redeemed($)	Shares redeemed	Proceeds from the sale of shares($)	Shares sold
JNL/PPM America Long Short Credit Fund	(135,959)	(15,432)	135,959	15,432
JNL/T. Rowe Price Capital Appreciation Fund	(340,770)	(24,587)	340,770	24,587
JNL/The London Company Focused U.S. Equity Fund	(108,262)	(7,811)	108,262	7,811
JNL/VanEck International Gold Fund	(960)	(93)	960	93
JNL/WCM Focused International Equity Fund	(1,308,048)	(94,786)	1,308,048	94,786

NOTE 9. BORROWING ARRANGEMENTS

The Trust is party to a Syndicated Credit Agreement (“SCA”) with a group of lenders. The Funds, participate in the SCA with other funds managed by JNAM (“Participating Funds”) in a credit facility which is available solely to finance shareholder redemptions or for other temporary or emergency purposes. The Participating Funds may borrow up to the lesser of $600,000,000, the amount available under the facility; the limits set for borrowing by the Participating Funds’ prospectuses and the 1940 Act; or an amount prescribed within the SCA. JNL/PPM America Floating Rate Income Fund, a Participating Fund managed by JNAM, has priority to utilize $150,000,000 of the SCA under an InterFund Allocation Agreement. The Participating Funds pay an annual fee of 0.15% of the available commitments. These fees are allocated 25% to the JNL/PPM America Floating Rate Income Fund, in accordance with the InterFund Allocation Agreement, and 75% to the other Participating Funds based on each fund’s net assets as a percentage of the Participating Funds’ total net assets. During the year, the Participating Funds paid an annual administration fee to JPM Chase, which is allocated in the same manner as the commitment fee. The fees related to the SCA are included in other expenses in each Fund’s Statement of Operations. No amounts were borrowed under the facility during the year.

Pursuant to an Exemptive Order issued by the SEC, the Funds, along with certain other funds advised by JNAM, may participate in an InterFund Lending Program (“Program”). The Program provides an alternative credit facility allowing a Fund to borrow from, or lend money to, other participating affiliated funds. Any open loans at year end are included in Receivable for interfund lending or Payable for interfund lending, as appropriate, in the respective Fund’s Statement of Assets and Liabilities. No amounts were borrowed through the Program during the year.

NOTE 10. INCOME TAX MATTERS

Each Fund is a separate tax payer for federal income tax purposes. Each Fund intends to qualify as a regulated investment company (“RIC”) and to distribute substantially all net investment income and net capital gains, if any, to its shareholders and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to RICs. Therefore, no federal income tax provision is required. The Funds may also fully or partially satisfy their distribution requirements by using consent dividends rather than cash dividends. Consent dividends are authorized by Jackson, and the distributions are treated as if they were paid in cash for tax purposes only. Under current tax law, interest, dividends and capital gains paid by these Funds are not currently taxable to shareholders when left to accumulate within a variable annuity contract or variable life insurance policies.

Reporting as a Consolidated Fund is not recognized for federal income tax purposes. The Subsidiaries are classified as controlled foreign corporations (“CFCs”) under the Internal Revenue Code of 1986 and each CFC's taxable income is calculated separately from the relevant Consolidated Fund’s taxable income. Net losses of the Subsidiaries may not be deductible by the Funds either in the current period or future periods.

The following information is presented on an income tax basis (in thousands). Differences between amounts for financial statements and federal income tax purposes are primarily due to timing and character differences in recognizing certain gains and losses on investment transactions. Permanent differences between financial statement and federal income tax reporting are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. Permanent differences may include but are not limited to the following: expired capital loss carryforwards, foreign currency reclassifications, premium amortization or paydown reclassifications, reclassifications on the sale of passive foreign investment company ("PFIC") or Real Estate Investment Trusts (‘REIT”) securities, net operating losses, accounting treatment of notional principal contracts and partnerships, equalization, consent dividends and other distribution adjustments. These reclassifications have no impact on net assets.

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/AQR Risk Parity Fund	(113)	113	—
JNL/BlackRock Global Long Short Credit Fund	(4,703)	5,677	(974)
JNL/DFA U.S. Small Cap Fund	(17)	17	—
JNL/DoubleLine Total Return Fund	(5,160)	5,160	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	(5,346)	5,512	(166)
JNL/Epoch Global Shareholder Yield Fund	30	(30)	—
JNL/FAMCO Flex Core Covered Call Fund	(73)	73	—
JNL/Lazard International Strategic Equity Fund	14	(14)	—
JNL/Neuberger Berman Currency Fund	4,053	(4,053)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	(2)	2	—
JNL/Nicholas Convertible Arbitrage Fund	16,726	(16,726)	—
JNL/PIMCO Credit Income Fund	(366)	366	—
JNL/PPM America Long Short Credit Fund	(264)	264	—
JNL/T. Rowe Price Capital Appreciation Fund	2,504	(2,504)	—
JNL/VanEck International Gold Fund	1,247	(1,247)	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Net Increase(Decrease)
	Undistributed Net Investment Income (Loss)($)	Accumulated Net Realized Gain (Loss)($)	Paid-in Capital($)
JNL/WCM Focused International Equity Fund	(275)	275	—

At December 31, 2017, the following Funds had capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	Expiring Capital Loss Carryforwards		Capital Loss Carryforwards with No Expiration
	Year(s) of Expiration	Amount ($)	Short Term ($)	Long Term ($)	Total ($)
JNL/BlackRock Global Long Short Credit Fund	—	—	8,578	15,067	23,645
JNL/DoubleLine Total Return Fund	—	—	13,541	—	13,541
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	—	—	6,176	6,176
JNL/Epoch Global Shareholder Yield Fund	—	—	2,180	—	2,180
JNL/Lazard International Strategic Equity Fund	—	—	1,830	—	1,830
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	—	—	38	54	92
JNL/Nicholas Convertible Arbitrage Fund	—	—	15,215	6,712	21,927
JNL/PPM America Long Short Credit Fund	—	—	1,437	32,086	33,523
JNL/VanEck International Gold Fund	—	—	16,476	51,196	67,672

As of December 31, 2017, the cost of investments and the components of net unrealized appreciation (depreciation) (in thousands) were as follows:

	Tax Cost of Investments($)	Gross Unrealized Appreciation($)	Gross Unrealized Depreciation($)	Net Unrealized Appreciation (Depreciation)($)
JNL Tactical ETF Moderate Fund	133,704	11,566	(250)	11,316
JNL Tactical ETF Moderate Growth Fund	273,684	33,940	(286)	33,654
JNL Tactical ETF Growth Fund	211,470	32,560	(93)	32,467
JNL/AQR Risk Parity Fund	31,084	318	(72)	246
JNL/BlackRock Global Long Short Credit Fund
Long Investments	202,565	4,427	(4,851)	(424)
Short Investments	33,962	149	(943)	(794)
JNL/DFA U.S. Small Cap Fund	114,690	26,434	(6,229)	20,205
JNL/DoubleLine Total Return Fund	2,362,933	41,677	(24,088)	17,589
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	362,588	27,259	(3,893)	23,366
JNL/Epoch Global Shareholder Yield Fund	41,911	5,145	(927)	4,218
JNL/FAMCO Flex Core Covered Call Fund	128,449	24,708	(1,827)	22,881
JNL/Lazard International Strategic Equity Fund	48,211	10,111	(565)	9,546
JNL/Neuberger Berman Currency Fund	78,247	—	(10)	(10)
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	15,926	12	(7)	5
JNL/Nicholas Convertible Arbitrage Fund
Long Investments	190,371	7,757	(3,509)	4,248
Short Investments	64,200	3,480	(6,896)	(3,416)
JNL/PIMCO Credit Income Fund	577,616	6,472	(2,965)	3,507
JNL/PPM America Long Short Credit Fund
Long Investments	151,315	3,032	(1,244)	1,788
Short Investments	7,528	5	(78)	(73)
JNL/T. Rowe Price Capital Appreciation Fund	2,471,912	193,262	(20,588)	172,674
JNL/The Boston Company Equity Income Fund	141,647	24,249	(1,714)	22,535
JNL/The London Company Focused U.S. Equity Fund	105,352	33,238	(2,212)	31,026
JNL/VanEck International Gold Fund	64,566	5,701	(5,613)	88
JNL/WCM Focused International Equity Fund	1,194,088	310,620	(8,734)	301,886

As of December 31, 2017, the components of net unrealized appreciation (depreciation) (in thousands) for derivatives were as follows:

	Tax Cost/Premiums/Adjustment ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
JNL/AQR Risk Parity Fund
Futures/Futures Options Contracts	(48)	444	(230)	214
Forward Foreign Currency Contracts	25	—	—	—
Swap Agreements	—	32	—	32
JNL/BlackRock Global Long Short Credit Fund
Futures/Futures Options Contracts	103	—	—	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Tax Cost/Premiums/Adjustment ($)	Gross Unrealized Appreciation ($)	Gross Unrealized Depreciation ($)	Net Unrealized Appreciation (Depreciation) ($)
Forward Foreign Currency Contracts	(464)	—	—	—
Swap Agreements	(278)	626	(938)	(312)
Purchased Options	274	25	(146)	(121)
Written Options	(9)	5	—	5
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Futures/Futures Options Contracts	—	—	(21)	(21)
Forward Foreign Currency Contracts	(4,651)	6,168	(5,945)	223
Swap Agreements	1,455	5,613	(12,576)	(6,963)
Purchased Options	2,566	66	(1,899)	(1,833)
Written Options	(605)	602	—	602
JNL/FAMCO Flex Core Covered Call Fund
Written Options	(1,991)	591	(582)	9
JNL/Lazard International Strategic Equity Fund
Forward Foreign Currency Contracts	—	—	—	—
JNL/Neuberger Berman Currency Fund
Forward Foreign Currency Contracts	861	—	—	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Futures/Futures Options Contracts	—	587	(199)	388
JNL/PIMCO Credit Income Fund
Futures/Futures Options Contracts	19	—	—	—
Forward Foreign Currency Contracts	(587)	277	(319)	(42)
Swap Agreements	(829)	1,753	(1,177)	576
Purchased Options	453	—	(310)	(310)
Written Options	(461)	311	(13)	298
JNL/PPM America Long Short Credit Fund
Futures/Futures Options Contracts	300	—	—	—
Swap Agreements	(72)	15	(139)	(124)
JNL/T. Rowe Price Capital Appreciation Fund
Purchased Options	1,055	1,413	(67)	1,346
Written Options	(4,813)	203	(11,196)	(10,993)

As of December 31, 2017, the components of distributable taxable earnings for U.S. federal income tax purposes (in thousands) were as follows:

	Undistributed Net Ordinary Income*($)	Undistributed Net Long-Term Capital Gain($)	Unrealized Gains (Losses)**($)	Capital Loss Carryforward($)
JNL Tactical ETF Moderate Fund	2,670	245	11,312	—
JNL Tactical ETF Moderate Growth Fund	6,183	2,514	33,646	—
JNL Tactical ETF Growth Fund	4,405	1,240	32,459	—
JNL/AQR Risk Parity Fund	2,094	1,209	(20,694)	—
JNL/BlackRock Global Long Short Credit Fund	—	—	(1,720)	(23,645)
JNL/DFA U.S. Small Cap Fund	1,159	15,010	20,187	—
JNL/DoubleLine Total Return Fund	76,392	—	17,527	(13,541)
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	—	—	12,867	(6,176)
JNL/Epoch Global Shareholder Yield Fund	1,881	—	4,220	(2,180)
JNL/FAMCO Flex Core Covered Call Fund	11,532	98	8,306	—
JNL/Lazard International Strategic Equity Fund	500	—	9,545	(1,830)
JNL/Neuberger Berman Currency Fund	3,313	—	(43)	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	909	—	(79,210)	(92)
JNL/Nicholas Convertible Arbitrage Fund	4,000	—	756	(21,927)
JNL/PIMCO Credit Income Fund	15,243	1,697	3,898	—
JNL/PPM America Long Short Credit Fund	3,611	—	1,597	(33,523)
JNL/T. Rowe Price Capital Appreciation Fund	80,687	35,537	162,020	—
JNL/The Boston Company Equity Income Fund	6,282	8,652	22,528	—
JNL/The London Company Focused U.S. Equity Fund	906	12,172	31,022	—
JNL/VanEck International Gold Fund	2,708	—	(165)	(67,672)
JNL/WCM Focused International Equity Fund	6,506	36,138	301,907	—

*  Undistributed net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** Unrealized gains (losses) are adjusted for open wash sale loss deferrals.

The tax character of distributions paid (in thousands) during the Funds' fiscal year ended December 31, 2017 was as follows:

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL Tactical ETF Moderate Fund	1,818	—
JNL Tactical ETF Moderate Growth Fund	3,886	—
JNL Tactical ETF Growth Fund	2,595	—

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

	Net Ordinary Income*($)	Long-term Capital Gain**($)
JNL/AQR Risk Parity Fund	1,673	653
JNL/BlackRock Global Long Short Credit Fund	3,023	—
JNL/DFA U.S. Small Cap Fund	1,133	2,952
JNL/DoubleLine Total Return Fund	66,372	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	14,261	—
JNL/Epoch Global Shareholder Yield Fund	2,971	—
JNL/FAMCO Flex Core Covered Call Fund	4,746	509
JNL/Lazard International Strategic Equity Fund	1,201	—
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	2,775	—
JNL/Nicholas Convertible Arbitrage Fund	9,877	—
JNL/PIMCO Credit Income Fund	10,534	—
JNL/PPM America Long Short Credit Fund	6,255	—
JNL/T. Rowe Price Capital Appreciation Fund	24,107	7,101
JNL/The Boston Company Equity Income Fund	2,750	2,168
JNL/The London Company Focused U.S. Equity Fund	1,027	—
JNL/VanEck International Gold Fund	2,740	—
JNL/WCM Focused International Equity Fund	3,902	986

* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

** The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code section 852(b)(3), the amount necessary to reduce earnings and profits of the

Funds related to net capital gains to zero for the year ended December 31, 2017.

The tax character of distributions paid (in thousands) during the Funds’ fiscal year ended December 31, 2016 was as follows:

	Net Ordinary Income* ($)	Long-term Capital Gain ($)
JNL Tactical ETF Moderate Fund	2,265	1,157
JNL Tactical ETF Moderate Growth Fund	6,516	4,883
JNL Tactical ETF Growth Fund	6,214	4,961
JNL/BlackRock Global Long Short Credit Fund	10,988	—
JNL/DFA U.S. Small Cap Fund	571	6,309
JNL/DoubleLine Total Return Fund	41,372	—
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	20,376	—
JNL/Epoch Global Shareholder Yield Fund	3,185	—
JNL/FAMCO Flex Core Covered Call Fund	8,847	—
JNL/Lazard International Strategic Equity Fund	1,403	3,824
JNL/Neuberger Berman Currency Fund	4,700	—
JNL/Nicholas Convertible Arbitrage Fund	1,860	—
JNL/PIMCO Credit Income Fund	3,757	—
JNL/PPM America Long Short Credit Fund	12,641	—
JNL/T. Rowe Price Capital Appreciation Fund	10,240	4,094
JNL/The Boston Company Equity Income Fund	1,368	4,887
JNL/The London Company Focused U.S. Equity Fund	901	—
JNL/VanEck International Gold Fund	376	—
JNL/WCM Focused International Equity Fund	862	1,217
* Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

FASB ASC Topic 740 “Income Taxes” provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FASB ASC Topic 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would result in the Funds recording a tax expense in the current year. FASB ASC Topic 740 requires that management evaluate the tax positions taken in returns for 2014, 2015, 2016 and 2017, which remain subject to examination by the Internal Revenue Service and certain other jurisdictions. Management completed an evaluation of the Funds’ tax positions and based on that evaluation, determined that no provision for federal income tax was required in the Funds’ financial statements during the year ended December 31, 2017.

NOTE 11. SUBSEQUENT EVENTS

Management has evaluated subsequent events for the Funds through the date the financial statements are issued and the following events occurred:

Advisory Fees. On December 13, 2017, the Board approved changing the Advisory Fees to the following ranges based on net assets indicated for the following Funds. The changes will be effective April 30, 2018.

	Advisory Fee (b-billions)
	$0 to $1b %	$1b to $3b %	$3b to $5b %	Over $5b %
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	0.80 – 0.75	0.725	0.715	0.705
JNL/T. Rowe Price Capital Appreciation Fund	0.575 – 0.55	0.55 – 0.53	0.52	0.51

Board of Trustees. Effective January 1, 2018, a new Board of Trustees (“New Board”) began overseeing the Trust. The New Board is the same Board of Trustees that oversees all the other funds managed by JNAM. An Independent Trustee and an Interested Trustee previously served the Funds as Trustees and continue in that role on the New Board.

Jackson Variable Series Trust Sub-Advised Funds

Notes to Financial Statements

December 31, 2017

No other events were noted that required adjustments to the financial statements or disclosure in the notes to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying (consolidated, where applicable) statements of assets and liabilities, including the schedules of investments or summary schedules of investments, where applicable, of each series within Jackson Variable Series Trust Sub-Advised Funds including JNL Tactical ETF Moderate Fund, JNL Tactical ETF Moderate Growth Fund, JNL Tactical ETF Growth Fund, JNL/AQR Risk Parity Fund, JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Epoch Global Shareholder Yield Fund, JNL/FAMCO Flex Core Covered Call Fund, JNL/Lazard International Strategic Equity Fund, JNL/Neuberger Berman Currency Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PIMCO Credit Income Fund, JNL/PPM America Long Short Credit Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/The Boston Company Equity Income Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/VanEck International Gold Fund and JNL/WCM Focused International Equity Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year then ended and the statement of cash flows with respect to JNL/PIMCO Credit Income Fund, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, JNL/PIMCO Credit Income Fund’s cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

Disclosure of Fund Expenses. Shareholders incur ongoing costs, which include costs for portfolio management, administrative services, Rule 12b-1 fees and other operating expenses. Operating expenses such as these are deducted from each Fund’s gross income and directly reduce the final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio. The examples below use the expense ratio and are intended to help the investor understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The examples do not reflect the expenses of the variable insurance contracts or the separate account. Total expenses would be higher if these expenses were included.

Expenses Using Actual Fund Return. This section provides information about the actual account values and actual expenses incurred by the Fund. Use the information in this section, together with the amount invested, to estimate the expenses paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses paid during this period.

Expenses Using Hypothetical 5% Return. This section provides information that can be used to compare each Fund’s costs with those of other mutual funds. It assumes that the Fund’s expense ratio for the period is unchanged and assumes an annual 5% return before expenses, which is not the Fund’s actual return. This example is useful in making comparisons because the SEC requires all mutual funds to make the 5% calculation.

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL Tactical ETF Moderate Fund
Class A	0.68	1,000.00	1,056.90	3.53	1,000.00	1,021.78	3.47
Class I*	0.00	1,000.00	1,036.20	0.00	1,000.00	1,025.21	0.00
JNL Tactical ETF Moderate Growth Fund
Class A	0.68	1,000.00	1,077.60	3.56	1,000.00	1,021.78	3.47
Class I*	0.38	1,000.00	1,047.80	1.04	1,000.00	1,023.29	1.94
JNL Tactical ETF Growth Fund
Class A	0.68	1,000.00	1,096.40	3.59	1,000.00	1,021.78	3.47
Class I*	0.35	1,000.00	1,061.20	0.97	1,000.00	1,023.44	1.79
JNL/AQR Risk Parity Fund
Class A	1.13	1,000.00	1,076.80	5.92	1,000.00	1,019.51	5.75
Class I*	0.72	1,000.00	1,040.40	1.97	1,000.00	1,021.58	3.67
JNL/BlackRock Global Long Short Credit Fund
Class A	2.49	1,000.00	1,017.00	12.66	1,000.00	1,012.65	12.63
Class I*	2.18	1,000.00	1,008.30	5.88	1,000.00	1,014.22	11.07
JNL/DFA U.S. Small Cap Fund
Class A	1.14	1,000.00	1,091.40	6.01	1,000.00	1,019.46	5.80
Class I*	0.76	1,000.00	1,067.10	2.11	1,000.00	1,021.37	3.87
JNL/DoubleLine Total Return Fund
Class A	0.84	1,000.00	1,014.10	4.26	1,000.00	1,020.97	4.28
Class I*	0.57	1,000.00	1,002.80	1.53	1,000.00	1,022.33	2.91
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
Class A	1.37	1,000.00	1,016.80	6.96	1,000.00	1,018.30	6.97
Class I*	1.23	1,000.00	1,020.80	3.34	1,000.00	1,019.00	6.26
JNL/Epoch Global Shareholder Yield Fund
Class A	1.09	1,000.00	1,068.40	5.68	1,000.00	1,019.71	5.55
Class I*	0.82	1,000.00	1,032.70	2.24	1,000.00	1,021.07	4.18
JNL/FAMCO Flex Core Covered Call Fund
Class A	0.98	1,000.00	1,068.50	5.11	1,000.00	1,020.27	4.99
Class I*	0.70	1,000.00	1,045.90	1.92	1,000.00	1,021.68	3.57
JNL/Lazard International Strategic Equity Fund
Class A	1.19	1,000.00	1,115.60	6.35	1,000.00	1,019.21	6.06
Class I*	0.90	1,000.00	1,069.10	2.50	1,000.00	1,020.67	4.58
JNL/Neuberger Berman Currency Fund
Class A	1.08	1,000.00	1,017.30	5.49	1,000.00	1,019.76	5.50
Class I*	0.84	1,000.00	1,002.00	2.26	1,000.00	1,020.97	4.28
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
Class A	0.99	1,000.00	1,096.00	5.23	1,000.00	1,020.21	5.04
Class I*	0.71	1,000.00	1,052.40	1.96	1,000.00	1,021.63	3.62
JNL/Nicholas Convertible Arbitrage Fund
Class A	1.56	1,000.00	1,018.10	7.94	1,000.00	1,017.34	7.93
Class I*	1.15	1,000.00	1,005.00	3.10	1,000.00	1,019.41	5.85

Jackson Variable Series Trust Sub-Advised Funds

Additional Disclosures (Unaudited)

December 31, 2017

		Expenses Using Actual Fund Return			Expenses Using Hypothetical 5% Return
	Annualized Expense Ratios(%) ‡	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)†	Beginning Account Value 07/01/17($)	Ending Account Value 12/31/17($)	Expenses Paid During Period($)††
JNL/PIMCO Credit Income Fund
Class A	0.94	1,000.00	1,021.40	4.79	1,000.00	1,020.47	4.79
Class I*	0.67	1,000.00	1,006.00	1.80	1,000.00	1,021.83	3.41
JNL/PPM America Long Short Credit Fund
Class A	1.20	1,000.00	1,017.40	6.10	1,000.00	1,019.16	6.11
Class I*	0.98	1,000.00	1,012.50	2.65	1,000.00	1,020.27	4.99
JNL/T. Rowe Price Capital Appreciation Fund
Class A	1.05	1,000.00	1,053.80	5.44	1,000.00	1,019.91	5.35
Class I*	0.76	1,000.00	1,033.20	2.07	1,000.00	1,021.37	3.87
JNL/The Boston Company Equity Income Fund
Class A	0.93	1,000.00	1,116.00	4.96	1,000.00	1,020.52	4.74
Class I*	0.67	1,000.00	1,087.30	1.88	1,000.00	1,021.83	3.41
JNL/The London Company Focused U.S. Equity Fund
Class A	1.07	1,000.00	1,119.20	5.72	1,000.00	1,019.81	5.45
Class I*	0.81	1,000.00	1,086.60	2.27	1,000.00	1,021.12	4.13
JNL/VanEck International Gold Fund
Class A	1.19	1,000.00	1,030.60	6.09	1,000.00	1,019.21	6.06
Class I*	0.91	1,000.00	1,001.90	2.45	1,000.00	1,020.62	4.63
JNL/WCM Focused International Equity Fund
Class A	1.12	1,000.00	1,095.60	5.92	1,000.00	1,019.56	5.70
Class I*	0.86	1,000.00	1,047.80	2.36	1,000.00	1,020.87	4.38

† For Classes with at least 6-month’s operating history, expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period). For Classes with less than 6-month’s operating history, expenses paid during the period are equal to the annualized net expenses ratio, multiplied by the average account value over the period since inception, then multiplied by 98/365 (to reflect the period since the Class’ inception).

* Class has less than 6-month’s operating history and the amounts reported in Expenses Using Actual Fund Return are not comparable to Expenses Using Hypothetical 5% Return.

‡ The expenses or expense waivers for the Funds’ Class I shares was $0.00 for certain days during the period and this was a result of the net assets for the Fund being below a level to generate an expense allocation greater than $0.005 for that day. Additionally, the expenses or expense waivers for the Funds' Class I shares was $0.01 for certain days during the period and this was a result of the net assets for the Fund being at a level to generate an expense allocation between $0.005 and $0.01 for that day and rounded to $0.01. As a result, the ratios of net expenses during the period for Class I shares can be less than or more than the anticipated ratios of net expenses to average net assets depending on the net assets that Class I shares acquired during the period.

†† Expenses paid during the period are equal to the annualized net expense ratio, multiplied by the average account value over the period, then multiplied by 184/365 (to reflect the most recent 6-month period).

Quarterly Portfolio Holdings. The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. It is also available upon request from the registrant by calling the Funds toll-free at 1-866-255-1935.

Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the Policy that the Funds’ Adviser (and Sub-Advisers) used to vote proxies relating to portfolio securities and additional information on how the Funds voted any proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center) (2) by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, (3) by visiting www.jackson.com, and (4) by visiting the SEC’s website at www.sec.gov.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Interested Trustee*
Mark D. Nerud (51) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (4/2015 to present) President and Chief Executive Officer (8/2014 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2012 to present and 12/2006 to present); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees*
Eric Anyah (50) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President and Chief Financial Officer, The Art Institute of Chicago (11/2008 to 9/2013)

Other Directorships Held by Trustee During Past 5 Years: None
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (72) 1 Corporate Way Lansing, MI 48951	Chair of the Board 3 (1/2018 to present) Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Audit Committee Member (7/2009 to 9/2013), Audit Committee Chair (5/2012 to 9/2013), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in JNL Fund Complex Overseen by Trustee
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John Gillespie (64) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162

Principal Occupation(s) During Past 5 Years:

Chief Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017), Audit Committee Chair (5/2013 to 6/2017), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Mark S. Wehrle (60) 1 Corporate Way Lansing, MI 48951	Trustee 2 (7/2013 to present)	162
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (7/2013 to 2/2016); Trustee, Delta Dental of Colorado (1/2012 to present)
Edward Wood (61) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Trustee 2 (1/2018 to present)	162
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None

* Effective January 1, 2018, a new Board of Trustees (“New Board”) began overseeing the Trust. The New Board consists of the same Trustees that oversee all the other funds managed by JNAM, but also includes Mark S. Wehrle, who has been an Independent Trustee for the Trust since July 2013.

[1] Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
[2] The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.

[3]  The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (5/2012 to present)

Principal Occupation(s) During Past 5 Years:

Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (45) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Manager of Legal Regulatory Filings and Print, JNAM (1/2018 to present); Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (47) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (1/2018 to present) Anti-Money Laundering Officer (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of JNAM (1/2005 to present); Chief Compliance Officer of other investment companies advised by JNAM (8/2012 to present and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (12/2015 to present)

William P. Harding (43) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (11/2012 to present)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present and 12/2008 to present); Assistant Treasurer of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (47) 1 Corporate Way Lansing, MI 48951	Treasurer & Chief Financial Officer (10/2011 to present) Vice President (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present and 12/2006 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (42) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (1/2018 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of Jackson (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 6/2012 to present)

Adam C. Lueck (35) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)

Principal Occupation(s) During Past 5 Years:

Attorney of JNAM (10/2015 to present); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (“JBA”) (10/2013 to 10/2015); Attorney, JBA (7/2011 to 10/2013)

Mia K. Nelson (35) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (9/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President – Tax of JNAM (3/2017 to present); Director – Tax of JNAM (3/2015 to 3/2017); Manager – Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (8/2017 to present); Manager – Tax, Calamos Investments (2/2012 to 5/2013)

Joseph O’Boyle (55) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Chief Compliance Officer (5/2012 to 1/2018) Anti-Money Laundering Officer (12/2015 to 1/2018)
Principal Occupation(s) During Past 5 Years: Vice President of JNAM (8/2015 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)
Michael T. Piszczek (60) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (46) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (10/2011 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (8/2012 to present and 2/2004 to present); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Trustees and Officers of Jackson Variable Series Trust (“Trust”)

The interested Trustee and the Officers of the Trust or the Adviser do not receive any compensation from the Trust for their services as Trustees or Officers. The following persons, who are Independent Trustees of the Trust, received from the Trust the compensation amounts indicated for the services as such for the 12-month period ended December 31, 2017:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex [1]
David W. Agostine [3]	$197,500	$0	$0	$197,500
Eric O. Anyah [4]	$0	$0	$0	$0
Michael Bouchard [4]	$0	$0	$0	$0
Ellen Carnahan [4]	$0	$0	$0	$0
Gregory P. Contillo [3]	$172,500	$0	$0	$172,500
William J. Crowley, Jr. [4]	$0	$0	$0	$0
Michelle Engler [4]	$0	$0	$0	$0
John Gillespie [4]	$0	$0	$0	$0
William R. Rybak [4]	$0	$0	$0	$0
Dylan E. Taylor [3]	$162,500	$0	$0	$162,500
Mark S. Wehrle	$178,000	$0	$0	$178,000[2]
Scot T. Wetzel [3]	$177,500	$0	$0	$177,500
Edward Wood [4]	$0	$0	$0	$0
Patricia Woodworth [4]	$0	$0	$0	$0

1 The fees paid to the Independent Trustees are paid for combined service on the Board of the Trust. The fees are allocated to the Trust and affiliated investment companies on a pro-rata basis based on net assets. The total fees to all the Independent Trustees is $888,000.

2  Amount includes $35,600 deferred by Mr. Wehrle.

3  Effective December 31, 2017, Messrs. Agostine, Contillo, Taylor and Wetzel are no longer Trustees of the Trust.

4    Messrs. Anyah, Bouchard, Crowley, Gillespie, Rybak and Wood, and Mses. Carnahan, Engler and Woodworth commenced service on the Board of the Trust effective January 1, 2018.

The Statement of Additional Information includes additional information about Fund Trustees and may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), by writing the Jackson Variable Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814, and by visiting www.jackson.com.

Jackson Variable Series Trust

Results of Special Meetings of Shareholders

On August 23, 2017, special meetings of shareholders of certain Funds (as noted below) of the Jackson Variable Series Trust (the “Trust”) were held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951. The Meetings were held for the following purposes (and with the following results):

1. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance – Growth Fund into the JNL Disciplined Moderate Growth Fund, a series of the JNL Series Trust.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNAM Guidance – Growth Fund	23,401,361.955	406,549.966	1,053,174.080	24,861,086.001

2. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance – Moderate Growth Fund into the JNL Disciplined Moderate Fund, a series of the JNL Series Trust.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNAM Guidance – Moderate Growth Fund	59,375,222.703	1,427,194.447	6,273,082.709	67,075,499.859

3. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance – Maximum Growth Fund into the JNL Disciplined Growth Fund, a series of the JNL Series Trust.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNAM Guidance – Maximum Growth Fund	15,744,639.299	486,116.408	1,859,173.747	18,089,929.454

4. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance – Equity 100 Fund into the JNL Disciplined Growth Fund, a series of the JNL Series Trust.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNAM Guidance – Equity 100 Fund	5,963,107.411	167,873.183	289,894.382	6,420,874.977

5. To approve the Plan of Reorganization, adopted by the Trust’s Board of Trustees, which provides for the reorganization of the JNAM Guidance – Fixed Income 100 Fund into the JNAM Guidance – Conservative Fund, also a series of the Trust.

FUND NAME	FOR	AGAINST/WITHHOLD	ABSTAIN	TOTAL
JNAM Guidance – Fixed Income 100 Fund	6,354,824.682	129,237.302	238,412.204	6,722,474.188

JACKSON VARIABLE SERIES TRUST (“TRUST”)

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

DECEMBER 2017

The Board of Trustees of the Trust (“Board”) oversees the management of each series of the Trust (each, a “Fund” and collectively, the “Funds”) and, as required by law, determines annually whether to approve the Funds’ advisory agreement (“Advisory Agreement”) with Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and sub-advisory agreements (“Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Agreements”) with the Funds’ respective investment sub-advisers (the “Sub-Advisers”).

At an in-person meeting held on December 13, 2017, the Board, including all of the trustees who are not considered interested persons of the Funds (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considered information relating to the continuation of the Agreements.

In advance of the meeting, the Independent Trustees, through their independent legal counsel, requested that certain information be provided to the Board relating to the Agreements.  The Board received, and had the opportunity to review, this and other materials, ask questions and request further information in connection with its consideration. At the conclusion of the Board’s discussions, the Board approved the Agreements.

In reviewing the Agreements and considering the information, the Board was advised by outside independent legal counsel.  The Board considered the factors it deemed relevant, including: (1) the nature, quality and extent of the services provided, (2) the investment performance of each Fund, (3) cost of services for each Fund, (4) profitability data, (5) whether economies of scale may be realized and shared, in some measure, with investors as each Fund grows, and (6) other benefits that may accrue to the Adviser or each Sub-Adviser through its relationship with the Trust.  In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for its decision to approve the Agreements.

Before approving the Agreements, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the Sub-Advisers and the terms of the Agreements.  Based on its evaluation of those materials and the information the Board received throughout the year at its regular meetings, the Board concluded that the Agreements are in the best interests of the shareholders of each applicable Fund.  In reaching its conclusions, the Board considered numerous factors, including the following:

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of the services provided by JNAM and the Sub-Advisers.

For each Fund, the Board considered the services provided by JNAM, including but not limited to, its oversight of the Sub-Advisers pursuant to the Advisory Agreement, its recommendations on an ongoing basis as to the hiring or removal of Sub-Advisers pursuant to the Trust’s “Manager of Managers” exemptive order, as well as its provision of recordkeeping and compliance services to the Funds.  The Board also took into account that JNAM monitors the performance of the various organizations that provide services to the Funds, including the Funds’ distributor, and custodian.  With respect to JNAM’s oversight of the Sub-Advisers, the Board noted that JNAM is responsible for screening and recommending new sub-advisers when appropriate, as well as monitoring and reporting to the Board on a regular basis as to the performance and operations of the existing Sub-Advisers.  The Board also considered the investment sub-advisory services provided by each Sub-Adviser.  The Board noted JNAM’s evaluation of the Sub-Advisers, as well as JNAM’s recommendations based on its review of the Sub-Advisers, to approve the Sub-Advisory Agreements. The Board also considered the various business-related risks JNAM faces as a result of managing the Funds, including entrepreneurial, legal and litigation risks, some of which may be significant.

The Board reviewed the qualifications, backgrounds and responsibilities of JNAM’s senior management that are responsible for oversight of the Funds and each Sub-Adviser, and also reviewed the qualifications and backgrounds of JNAM’s and the Sub-Advisers’ portfolio managers who are responsible for the day-to-day management of each Fund.  The Board reviewed information pertaining to JNAM’s and each Sub-Adviser’s organizational structure, senior management, financial condition, investment operations and other relevant information.  The Board considered compliance reports about JNAM and each Sub-Adviser from the Trust’s Chief Compliance Officer.

Based on the foregoing, the Board concluded that (i) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by JNAM under the Advisory Agreement, and where applicable, that (ii) each Fund is likely to continue to benefit from the nature, extent and quality of the services provided by its Sub-Adviser under the respective Sub-Advisory Agreement.

Investment Performance of the Funds

The Board considered the investment performance of each Fund.  The Board noted that JNAM reviews with the Board on a quarterly basis detailed information about each Fund’s performance results and investment strategies.  The Board also considered the performance of each Fund, including how the Fund performed versus the average performance of a group of comparable funds (“peer group”) and how the Fund performed versus its primary benchmark (“benchmark”) index.  For certain Funds, the Board also considered the Funds’ average performance returns to other funds in a custom peer group (“custom peer group”), the constituents of which were selected by the Adviser and verified and reviewed by an independent third party. This consideration was based on the Adviser’s view that the custom peer group is, in some circumstances, a more meaningful source of comparative information than a broad-based benchmark or peer group for Funds that use a limited or unique investment focus or where the peer group may not be a good source of comparative information.  The performance data was provided by an independent data service and is presented here on a gross basis (except for that of the Funds of Funds, which is presented on a net basis).  The performance reviewed by the Board was for the periods ended June 30, 2017, unless otherwise noted.

In considering the Funds’ performance, the Board noted that the Funds had been operating for a relatively short period of time.  The Board also noted that JNAM has served as the Funds’ investment adviser since only April 27, 2015, following approval by each Fund’s shareholders. The Board noted that, generally, it would be prudent to allow JNAM more time to develop its performance record for each Fund.

JNL Institutional Alt 100 Fund (formerly, JNAM Guidance – Alt 100 Fund).  The Board considered that the Fund outperformed its benchmark for the five-year period, though it underperformed its benchmark and peer group for the other periods. The Board further considered that the Fund outperformed its benchmark and ranked in the 42nd percentile of its peer group for calendar year 2015. In addition, the Board noted that JNAM began managing the Fund in April 2015, and that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Conservative Allocation Fund (formerly, JNAM Guidance – Conservative Fund).  The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods. The Board also considered that the Fund outperformed its custom peer group for the one-year period, though it underperformed its custom peer group for the other periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark and custom peer group for the quarter, year-to-date and one-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Interest Rate Opportunities Fund (formerly, JNAM Guidance – Interest Rate Opportunities Fund). The Board considered that the Fund outperformed its benchmark for the one-year period, though it underperformed its benchmark and peer group for the other periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark for the quarter, year-to-date and one-year periods and outperformed its custom peer group for the quarter. In addition, the Board noted that JNAM began managing the Fund in April 2015, and that it would be prudent to allow JNAM more time to develop its own performance record with the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Moderate Allocation Fund (formerly, JNAM Guidance – Moderate Fund). The Board considered that the Fund outperformed its custom peer group for the one- and five-year periods, though underperformed for the three-year period. The Board also considered that the Fund underperformed its benchmark for the one-, three and five-year periods. The Board further considered that the Fund outperformed its custom benchmark for the quarter, year-to-date and one-year periods, and that the Fund outperformed its peer group for the quarter, year-to-date, five-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Real Assets Fund (formerly, JNAM Guidance – Real Assets Fund). The Board considered that the Fund underperformed its benchmark and custom peer group for the one- and three-year periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark for the quarter, year-to-date, one-year and since-inception periods, and that it ranked in the 15th percentile of its custom peer group for calendar year 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL Tactical ETF Growth Fund, JNL Tactical ETF Moderate Growth Fund (formerly, JNL Tactical ETF Moderate Fund), JNL/American Funds® Growth Fund, JNL/PIMCO Credit Income Fund and JNL/The Boston Company Equity Income Fund. The Board considered that each Fund outperformed its respective benchmark and peer group for the one-, three- and five-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL Tactical ETF Moderate Fund (formerly, JNL Tactical ETF Conservative Fund). The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and outperformed its peer group for the one- and three-year periods (though it underperformed its peer group for the five-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/American Funds® Global Growth Fund. The Board considered that the Fund outperformed its benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreement.

JNL/AQR Risk Parity Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its secondary benchmark for the same periods. The Board also considered that the Fund underperformed its peer group for the one- and three-year periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark for the quarter, one-year, three-year and since inception periods, and that it outperformed its secondary benchmark and ranked in the 22nd and 18th percentiles of its peer group for calendar years 2016 and 2014, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/BlackRock Global Long Short Credit Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods, though it underperformed its peer group for the same periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark for the quarter, one- and three-year periods, and outperformed its peer group for the quarter, one-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DFA U.S. Small Cap Fund (formerly, JNL/DFA U.S. Micro Cap Fund). The Board considered that the Fund outperformed its peer group for the one- and three-year periods and outperformed its benchmark for the three-year period (though it underperformed its benchmark for the one-year period). The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark and peer group for the quarter, one-, three- and five-year periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/DoubleLine Total Return Fund and JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that each Fund outperformed its respective benchmark and peer group for the one- and three-year periods. The Board concluded that it would be in the best interests of each Fund and its shareholders to renew the Agreements.

JNL/Epoch Global Shareholder Yield Fund. While the Board considered that the Fund underperformed its benchmark and peer group average for the one-, three- and five-year periods, it also considered that the Fund’s performance was affected largely by underperformance in 2017. In this regard, the Board noted that the Fund ranked in the 27th and 18th percentiles of its peer group for calendar years 2016 and 2014, respectively, and outperformed its benchmark during the same periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/FAMCO Flex Core Covered Call Fund. The Board considered that the Fund outperformed its peer group for the one-, three- and five-year periods, though it underperformed its benchmark for the same periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark and peer group for the quarter, and that Fund outperformed its benchmark by 208 basis points and ranked in the 22nd percentile of its peer group for calendar year 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Lazard International Strategic Equity Fund. The Board considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark and peer group for the other periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark for the year-to-date, three-year, and since-inception periods, and ranked in the 14th and 23rd percentiles of its peer group for calendar years 2015 and 2014, respectively. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Currency Fund. The Board considered that the Fund outperformed its benchmark for the three-year period, though it underperformed its benchmark and peer group for the other periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark for the quarter, one-, three- and five year periods, and that the Fund outperformed its peer group for the quarter, five-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and outperformed its peer group for the one-year period (though it underperformed its peer group for the three-year period). The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark and peer group for the quarter, year-to-date, one-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/Nicholas Convertible Arbitrage Fund. The Board considered that the Fund outperformed its benchmark for the one-, three- and five-year periods and outperformed its peer group for the one- and five-year periods (though it underperformed its peer group for the three-year period). The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/PPM America Long Short Credit Fund. The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and outperformed its peer group for the one-year period (though it underperformed its peer group for the three-year period). The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark and peer group for the quarter, one-year, three-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/T. Rowe Price Capital Appreciation Fund. The Board considered that the Fund outperformed its peer group for the one- and three-year periods and outperformed its benchmark for the three-year period (though it underperformed its benchmark for the one-year period). The Board further considered that the Fund outperformed its benchmark and peer group for the quarter and year-to-date. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/The London Company Focused U.S. Equity Fund. The Board considered that the Fund underperformed its benchmark and peer group for the one- and three-year periods. The Board further considered that, as of September 30, 2017, the Fund outperformed its benchmark and peer group for the one-year period, and that Fund outperformed its benchmark by 488 basis points and ranked in the 3rd percentile of its peer group for calendar year 2016. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/VanEck International Gold Fund (formerly, JNL/Van Eck International Gold Fund). The Board considered that the Fund outperformed its benchmark for the one- and three-year periods and outperformed its peer group for the one-year period (though it underperformed its peer group for the three-year period). The Board further considered that, as of September 30, 2017, the Fund outperformed its peer group for the year-to-date, one-year, five-year and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund outperformed its benchmark for the three-year period and ranked in the 3rd percentile of its peer group for the same period, though it underperformed its benchmark and peer group for the one-year period. The Board further considered that the Fund outperformed its benchmark and peer group for the quarter, year-to-date and since-inception periods. The Board concluded that it would be in the best interests of the Fund and its shareholders to renew the Agreements.

Costs of Services

The Board reviewed the fees paid to JNAM and each Fund’s Sub-Adviser(s).  For each Fund, the Board reviewed fee and expense information as compared to that of comparable funds managed by other advisers, as well as fees charged by each Sub-Adviser to similar clients, if any.  The Board also noted that

JNAM does not manage any institutional accounts with which the Funds’ fees could be compared.  Using information provided by an independent data service, the Board evaluated each Fund’s advisory fees compared to the average advisory fees for other funds similar in size, character and investment strategy (the “peer group”).  While the Board also considered each Fund’s sub-advisory fee and compared that to the average sub-advisory fee of the peer group, the Board noted that each Fund’s sub-advisory fee would be paid by JNAM (not the Fund) and, therefore, would be neither a direct shareholder expense nor a direct influence on a Fund’s total expense ratio.

The Board also took into account that various fee reductions and other fee changes effective September 25, 2017. It noted that these reductions will serve to further reduce certain Funds’ advisory fees, sub-advisory fees, and/or total expense ratios. The Board also took into account that reductions to the Funds’ administrative fees effective April 27, 2015 had reduced a majority of the Funds’ total expense structure by five basis points. The Board also took into account that, effective October 1, 2015, JNAM added a breakpoint to each Fund’s administrative fee schedule.

Further detail considered by the Board regarding the advisory and sub-advisory fees of each Fund is set forth below:

JNL Conservative Allocation Fund (formerly, JNAM Guidance – Conservative Fund), JNL Interest Rate Opportunities Fund (formerly, JNAM Guidance – Interest Rate Opportunities Fund) and JNL Real Assets Fund (formerly, JNAM Guidance – Real Assets Fund). The Board noted that each Fund’s total expense ratio is lower than its respective peer group average and each Fund’s advisory fee is only three basis points higher than its respective peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL Institutional Alt 100 Fund (formerly, JNAM Guidance – Alt 100 Fund). The Board noted that the Fund’s total expense ratio (excluding underlying fund expenses) is lower than its peer group average and the Fund’s advisory fee is five basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

 JNL Moderate Allocation Fund (formerly, JNAM Guidance – Moderate Fund). The Board noted that the Fund’s total expense ratio is lower than its peer group average and the Fund’s advisory fee is five basis points higher than its peer group average. The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Moderate Fund (formerly, JNL Tactical ETF Conservative Fund). The Board noted that the Fund’s total expense ratio and sub-advisory fee are lower than their respective peer group averages and the Fund’s advisory fee is only one basis point higher than its peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board further considered that the Fund's sub-advisory fee was in the top percentile of its peer group for the one-year period ended June 30, 2017. The Board concluded that the fees are appropriate in light of the services provided.

JNL Tactical ETF Growth Fund, JNL Tactical ETF Moderate Growth Fund (formerly, JNL Tactical ETF Moderate Fund), JNL/FAMCO Flex Core Covered Call Fund and JNL/The Boston Company Equity Income Fund. The Board considered that each Fund's advisory fee, sub-advisory fee and total expense ratio are lower than each Fund's respective peer group averages. The Board noted that each Fund's sub-advisory fee was in the top percentile of its respective peer group for the one-year period ended June 30, 2017. The Board concluded that the fees are appropriate in light of the services provided.

JNL/American Funds® Global Growth Fund. The Board considered that the Fund's total expense ratio is lower than its peer group average and the Fund's advisory fee is higher than its peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/American Funds® Growth Fund. The Board considered that the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/AQR Risk Parity Fund, JNL/BlackRock Global Long Short Credit Fund, JNL/PIMCO Credit Income Fund and JNL/PPM America Long Short Credit Fund. The Board noted that each Fund's advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages. The Board concluded that the fees are appropriate in light of the services provided.

JNL/DFA U.S. Small Cap Fund (formerly, JNL/DFA U.S. Micro Cap Fund), JNL/Epoch Global Shareholder Yield Fund, JNL/T. Rowe Price Capital Appreciation Fund and JNL/VanEck International Gold Fund (formerly, JNL/Van Eck International Gold Fund). The Board noted that each Fund's advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board also considered that, in September 2017, each Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/DoubleLine Total Return Fund. The Board considered that the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s total expense ratio is only three basis points above the peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by five basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Eaton Vance Global Macro Absolute Return Advantage Fund. The Board considered that the Fund’s advisory fee and sub-advisory fee are lower than their respective peer group averages and the Fund's total expense ratio is only one basis point higher than its peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Lazard International Strategic Equity Yield Fund and JNL/The London Company Focused U.S. Equity Fund. The Board considered that, while each Fund’s advisory fee and sub-advisory fee are higher than their respective peer group averages, each Fund’s total expense ratio is lower than its respective peer group average. The Board also considered that, in September 2017, each Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Neuberger Berman Currency Fund. The Board considered that the Fund’s advisory fee is lower than its peer group average and that the Fund’s total expense ratio is equal to its peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund. The Board considered that the Fund’s advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s total expense ratio is only three basis points above the peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

JNL/Nicholas Convertible Arbitrage Fund. The Board considered that the Fund's advisory fee, sub-advisory fee and total expense ratio are lower than their respective peer group averages. The Board also considered that the Fund's total expense ratio was in the top percentile of its peer group for the one-year period ended June 30, 2017. The Board concluded that the fees are appropriate in light of the services provided.

JNL/WCM Focused International Equity Fund. The Board considered that the Fund’s advisory fee, sub-advisory fee and total expense ratio are higher than their respective peer group averages. The Board noted that the Fund’s sub-advisory fee is only two basis points above the peer group average. The Board also considered that, in September 2017, the Fund's advisory fee was reduced by ten basis points as a result of a contractual advisory fee reduction. The Board concluded that the fees are appropriate in light of the services provided.

Economies of Scale

The Board considered whether each Fund’s advisory fee reflects economies of scale for the benefit of the Funds’ shareholders.  Based on information provided by JNAM, the Board noted that the fee arrangement for each Fund contains breakpoints that decrease the advisory fee rate as assets increase.  Additionally, the Board considered JNAM’s assertion that it continually evaluates the advisory fee and breakpoint schedules for the Funds, and it considered the extent to which economies of scale are reflected for the benefit of shareholders.  The Board concluded that the advisory fee structure, in some measure, allows for adequate participation by shareholders in economies of scale across the Fund complex.

The Board also considered that the sub-advisory fee rates have been separately negotiated between JNAM and each Sub-Adviser at arm’s length.  These sub-advisory fees are paid by JNAM to each Sub-Adviser.  For this reason, JNAM, rather than shareholders, directly benefits from these breakpoints.  Additionally, to the extent that JNAM is waiving its advisory fee with respect to a certain Fund, it may also be benefitting from the breakpoints in sub-advisory fees.  The Board concluded that the sub-advisory fee schedules, where applicable, in some measure allow for adequate participation by shareholders in economies of scale.

The Board took into account that, effective October 1, 2015, JNAM added a breakpoint to each Fund’s administrative fee schedule, which also allows shareholder to participate in economies of scale across the Fund complex.

Profitability

The Board considered information concerning the costs incurred and profits realized by JNAM and each Sub-Adviser.  The Board also considered the Adviser’s fee waivers for certain Funds, pursuant to which it has reduced its fees and reimburses other expenses of the Funds, as applicable, to reduce the total annual operating expenses of the Funds.  The Board determined that profits realized by JNAM and each Sub-Adviser were not unreasonable.

Other Benefits to JNAM and the Sub-Advisers

In evaluating the benefits that may accrue to JNAM through its relationship with the Funds, the Board noted that JNAM and certain of its affiliates serve the Funds in various capacities, including as adviser, administrator, transfer agent and distributor, and receive compensation from the Funds in connection with providing certain services to the Funds.  The Board noted that each service provided to the Funds by JNAM or one of its affiliates is pursuant to a written agreement, which the Board evaluates periodically as required by law.  The Board also noted that certain Sub-Advisers pay for portions of meetings organized by the Funds’ distributor to educate wholesalers about the Fund(s) that each of those Sub-Advisers manages.  In addition, certain affiliates of the Sub-Advisers participate in the sale of funds or insurance contracts and are compensated by the Funds’ distributor for these activities, in addition to payments for marketing and conferences.  An affiliate of JNAM and its subsidiaries participate in the sales of shares of retail mutual funds advised by certain Sub-Advisers and other unaffiliated entities, and receive selling and other compensation from them in connection with those activities.  The Board reviewed the monetary values of these transactions.  Lastly, the Board considered that certain affiliates of JNAM may receive benefits under the federal income tax laws with respect to tax deductions and credits.

In evaluating the benefits that may accrue to the Sub-Advisers through their relationship with the Fund(s), the Board noted that each Sub-Adviser may receive indirect benefits in the form of soft dollar arrangements for portfolio securities trades placed with the Funds’ assets and may also develop additional investment advisory business with JNAM, the Funds or other clients of the Sub-Adviser as a result of its relationship with the Fund(s).

Supplement Dated November 3, 2017

To The Prospectus Dated September 25, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective October 31, 2017, for the JNL/Epoch Global Shareholder Yield Fund, please remove all references to Eric Sappenfield.

This supplement is dated November 3, 2017.

(To be used with JMV8037 09/17, JMV8037BE 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955 09/17, and JMV17955NY 09/17.)

CMV19755 11/17

Supplement Dated December 1, 2017

To The Prospectus Dated September 25, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

For the JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, please remove all references to Wai Lee.

This supplement is dated December 1, 2017.

(To be used with JMV8037 09/17, JMV8037BE 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955 09/17, and JMV17955NY 09/17.)

CMV19923 12/17

Supplement Dated December 15, 2017

To The Prospectus Dated September 25, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

All changes are effective immediately.

For the JNL/American Funds® GrowthFund, please remove all references to Ronald B. Morrow.

This supplement is dated December 15, 2017.

(To be used with JMV8037 09/17, JMV8037BE 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955 09/17, and JMV17955NY 09/17.)

CMV20011 12/17

Supplement Dated January 5, 2018

To The Prospectus Dated September 25, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Effective January 1, 2018, for the JNL/BlackRock Global Long Short Credit Fund, please remove all references to Michael Phelps.

This supplement is dated January 5, 2018.

(To be used with JMV8037 09/17, JMV8037BE 09/17, JMV8037NY 09/17, JMV8037BENY 09/17, JMV17955 09/17, and JMV17955NY 09/17.)

CMV20062 01/18

Jackson Variable Series Trust	PRSRT STD
U.S. POSTAGE
1 Corporate Way	PAID
Lansing, MI 48951	JACKSON NATIONAL
ASSET MANAGEMENT
L.L.C.

CMV13476 01/18

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or any waivers to this code of ethics during the period covered by this report. A copy of this code of ethics is filed as exhibit 12(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

For the reporting period July 1, 2017 – December 31, 2017, David W. Agostine, Gregory P. Contillo, Dylan E. Taylor, Scot T. Wetzel, and Mark S. Wehrle served as the Trust’s as audit committee financial experts. During this time, each of these individuals was “independent,” meaning that he was not an “interested person” of the registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and was considered “independent” for purposes of this Item.

Effective January 1, 2018, William R. Rybak has been designated as the Trust’s Audit Committee financial expert. Mr. Rybak is not an “interested person” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended, and is considered “independent” for purposes of this Item.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)-(d)

The administrator of the registrant is responsible for payment of all expenses associated with the annual audit and other required services of the independent registered accounting firm, and all expenses associated with the preparation and filing of the tax returns.

KPMG LLP (“KPMG”) was appointed by the Board of Trustees as the independent registered public accounting firm of the registrant for the fiscal years ended December 31, 2016 and December 31, 2017. The following table sets forth aggregate fees billed by KPMG for the respective period for professional services rendered to the registrant.

Fees for Services Rendered to the Registrant by KPMG

Fiscal Year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2016	$480,157	$11,950	$818	$0
2017	$489,600	$16,000	$0	$0

The above Audit-Related Fees for 2016 and 2017 are the aggregate fees billed for professional services rendered by KPMG to the registrant for the services provided in connection with the registrant’s registration statement filings.

The above Tax Fees for 2016 are the aggregate fees billed for professional services by KPMG to the registrant for tax compliance, tax advice, and tax return review.

Fees for Services Rendered to the Adviser Entities by KPMG

The following table sets forth the amount of fees that were billed by KPMG for the respective period to any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant (“Adviser Entities”) that were directly related to the registrant’s operations and financial reporting.

Fiscal Year	Audit-Related Fees	Tax Fees	All Other Fees
2016	$147,321	$17,000	$0
2017	$21,675	$0	$0

The above Audit-Related Fees are the aggregate fees billed to Adviser Entities for the performance of an attestation on the suitability of design and operating effectiveness of control pursuant to Statement on Standards for Attestation Engagements No. 16 of the registrant’s adviser and administrator and an audit of a non-registered affiliated investment company.

The above Tax Fees for 2016 are the aggregate fees billed for professional services by KPMG to Adviser Entities for tax compliance, tax advice, and tax return review.

(e)(1) The Audit Committee is authorized to pre-approve non-audit services provided by the registrant’s auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment and compatible with the auditors’ independence. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established Funds of the registrant on the same terms as the full Audit Committee previously had approved for the then existing Funds.

(e)(2) 0%

(f) Not applicable.

(g) The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2016 was $177,089. The aggregate fees billed for all non-audit fees to the registrant and Adviser Entities for the year ended December 31, 2017 was $37,675.

(h) For the fiscal years ended December 31, 2016 and December 31, 2017, the Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the Adviser Entities that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, and concluded that such services were compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Below is a Schedule I – Investments in securities of unaffiliated issuers for the JNL/DFA U.S. Small Cap Fund, the JNL/DoubleLine Total Return Fund, the JNL/PIMCO Credit Income Fund, the JNL/BlackRock Global Long Short Credit Fund, the JNL/PPM America Long Short Credit Fund, and the JNL/T. Rowe Price Capital Appreciation Fund, for which a summary schedule of investments was provided in the Annual Report dated December 31, 2017, pursuant to § 210.1212 of Regulation S-X.

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/BlackRock Global Long Short Credit Fund
COMMON STOCKS 1.4%
France 0.0%
SMCP SAS (a)	2	$44
Germany 0.1%
Aroundtown Property Holdings Plc	17	134
Italy 0.1%
Telecom Italia SpA (a)	162	140
United States of America 1.2%
AMC Networks Inc. - Class A (a)	13	719
Bank of America Corp.	3	88
CBS Corp. - Class B	7	412
Micron Technology Inc. (a)	3	140
Oracle Corp.	1	54
QUALCOMM Inc.	10	622
		2,035
Total Common Stocks (cost $2,326)		2,353
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 14.8%
Australia 0.2%
Virgin Australia Trust
Series 2013-1C, 7.13%, 10/23/18 (b)	196	199
Series 2013-1B, 6.00%, 10/23/20 (b)	131	134
		333
Canada 0.7%
Air Canada Pass-Through Trust
Series 2013-C-1, 6.63%, 05/15/18 (b)	350	354
Series 2017-B-1, 3.70%, 01/15/26 (b)	825	825
		1,179
Cayman Islands 0.8%
ALM VI Ltd.
Series 2012-CRR-6A, 4.56%, (3M US LIBOR + 3.20%), 07/15/26 (b) (c)	300	300
Atlas Senior Loan Fund IV Ltd.
Series 2013-A3LR-2A, 3.37%, (3M US LIBOR + 1.95%), 02/17/26 (b) (c)	350	350
Mountain Hawk CLO Ltd.
Series 2013-A1-2A, 2.52%, (3M US LIBOR + 1.16%), 07/22/24 (b) (c)	458	459
Voya CLO Ltd.
Series 2013-BR-3A, 3.50%, (3M US LIBOR + 2.15%), 01/18/26 (b) (c)	255	256
		1,365
Ireland 2.5%
Adagio V CLO DAC
Series V-E-X, 6.70%, (3M EU EURIBOR + 6.70%), 10/15/29, EUR (c) (d)	110	134
Aqueduct European CLO II DAC
Series 2017-B1-2X, 1.20%, (3M EU EURIBOR + 1.20%), 10/15/30, EUR (c) (d)	164	197
Arbour CLO Ltd.
Series 2014-E-1X, 5.00%, (3M EU EURIBOR + 5.00%), 06/16/27, EUR (c) (d)	238	286
Avoca CLO XIV Designated Activity Co.
Series FR-14X, 6.35%, (3M EU EURIBOR + 6.35%), 01/12/31, EUR (c) (d)	300	344
Avoca CLO XIV Ltd.
Series SUB-14X, 0.00%, 07/12/28, EUR (d) (e)	400	382
Avoca CLO XV Ltd.
Series M1-15X, 0.00%, 01/15/29, EUR (c) (d)	500	462
Series F-15X, 6.75%, (3M EU EURIBOR + 6.75%), 01/15/29, EUR (c) (d)	230	273
CVC Cordatus Loan Fund VI Ltd.
Series SUB-6X, 0.00%, 04/15/29, EUR (c) (d)	450	494
CVC Cordatus Loan Fund VIII Ltd.
Series E-8X, 5.70%, (3M EU EURIBOR + 5.70%), 04/23/30, EUR (c) (d)	100	123
OCP Euro CLO Ltd.
Series 2017-E-1X, 5.35%, (3M EU EURIBOR + 5.35%), 06/18/30, EUR (c) (d)	100	122
Series 2017-A-2X, 0.82%, (3M EU EURIBOR + 0.82%), 01/15/32, EUR (c) (d)	100	121
	Shares/Par[1]	Value
Series 2017-B-2X, 1.35%, (3M EU EURIBOR + 1.35%), 01/15/32, EUR (c) (d)	100	121
Series 2017-E-2X, 5.00%, (3M EU EURIBOR + 5.00%), 01/15/32, EUR (c) (d)	100	117
Series 2017-F-2X, 6.40%, (3M EU EURIBOR + 6.40%), 01/15/32, EUR (c) (d)	100	111
Ozlme II DAC
Series E-2X, 4.90%, (3M EU EURIBOR + 4.90%), 10/15/30, EUR (c) (d)	100	119
Ozlme III DAC
Series A1-3X, 0.00%, (3M EU EURIBOR + 0.75%), 02/24/20, EUR (c) (d)	300	360
Series E-3X, 0.00%, (3M EU EURIBOR + 4.80%), 02/24/20, EUR (c) (d)	100	117
Series SUB-3X, 0.00%, 02/24/20, EUR (c) (d) (f)	200	216
		4,099
Netherlands 0.3%
Cairn CLO VI BV
Series 2016-E-6X, 6.25%, (3M EU EURIBOR + 6.25%), 07/25/29, EUR (c) (d)	200	243
Dryden LVI Euro CLO BV
Series 2017-E-56X, 4.72%, (3M EU EURIBOR + 4.72%), 01/15/32, EUR (c) (d)	105	122
Dryden XLVI Euro CLO BV
Series 2016-E-46X, 5.75%, (3M EU EURIBOR + 5.75%), 01/15/30, EUR (c) (d)	104	127
Jubilee CDO BV
Series VIII-SUB-X, 4.73%, (6M EU EURIBOR + 5.00%), 01/15/24, EUR (c) (f)	364	—
		492
Turkey 0.2%
Turk Hava Yollari AO
Series 2015-A-1, 4.20%, 03/15/27 (b)	293	283
United Arab Emirates 0.1%
Doric Nimrod Air Alpha Pass-Through Trust
Series 2013-1A, 5.25%, 05/30/23 (b)	182	192
United Kingdom 0.3%
Paragon Mortgages No. 13 Plc
Series 13X-A2C, 1.54%, (3M US LIBOR + 0.18%), 01/15/39 (c) (d)	504	482
United States of America 9.7%
American Airlines Pass-Through Trust
Series 2013-1C, 6.13%, 07/15/18 (b)	1,750	1,792
Series 2001-A-1-1, 6.98%, 05/23/21	472	496
Series 2017-B1-B, 4.95%, 02/15/25	500	522
CFCRE Commercial Mortgage Trust
Interest Only, Series 2016-XA-C4, REMIC, 1.75%, 05/10/58 (c)	1,844	196
Continental Airlines Inc. Pass-Through Certificates
Series 2012-C-3, 6.13%, 04/29/18	397	400
Core Industrial Trust
Series 2015-F-CALW, REMIC, 3.85%, 02/10/22 (b) (c)	380	381
Series 2015-G-CALW, REMIC, 3.85%, 02/10/22 (b) (c)	360	350
Credit Acceptance Auto Loan Trust
Series 2015-B-2A, 3.04%, 01/15/19 (b)	305	306
Series 2015-C-2A, 3.76%, 01/15/19 (b)	250	252
Series 2015-B-1A, 2.61%, 01/17/23 (b)	198	199
DCP Rights LLC
Series 2014-A-1A, 5.46%, 10/25/21 (b)	258	268
Delta Air Lines Pass-Through Trust
Series 2015-B-1, 4.25%, 07/30/23	1,320	1,365
GAHR Commercial Mortgage Trust
Series 2015-EFX-NRF, REMIC, 3.38%, 12/15/19 (b) (c)	705	701
Series 2015-FFX-NRF, REMIC, 3.38%, 12/15/19 (b) (c)	280	276
GRACE Mortgage Trust
Series 2014-F-GRCE, REMIC, 3.59%, 06/10/21 (b) (c)	205	204
Lone Star Portfolio Trust
Series 2015-E-LSP, REMIC, 7.08%, (1M US LIBOR + 5.60%), 09/15/20 (b) (c)	439	446

See accompanying Notes to Financial Statements.

1

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Navient Private Education Loan Trust
Series 2015-A3-AA, 3.18%, (1M US LIBOR + 1.70%), 07/15/24 (b) (c)	295	304
Series 2015-B-AA, 3.50%, 12/15/24 (b)	100	88
OneMain Financial Issuance Trust
Series 2015-A-1A, 3.19%, 01/18/18 (b)	290	291
Series 2015-B-1A, 3.85%, 01/18/18 (b)	290	291
Series 2015-A-2A, 2.57%, 10/18/18 (b)	341	341
Series 2015-B-2A, 3.10%, 01/18/19 (b)	155	153
SLM Private Education Loan Trust
Series 2011-A3-B, 3.73%, (1M US LIBOR + 2.25%), 05/15/19 (b) (c)	630	652
Series 2013-B-B, 3.00%, 12/15/19 (b)	360	359
SMB Private Education Loan Trust
Series 2015-B-C, 3.50%, 03/15/26 (b)	775	770
Springleaf Funding Trust
Series 2015-A-AA, 3.16%, 05/15/19 (b)	475	477
United Airlines Inc. Pass-Through Trust
Series 2014-B-2, 4.63%, 09/03/22	422	434
Series 2013-A-1, 4.30%, 08/15/25	426	447
US Airways Pass-Through Trust
Series 2012-C-2, 5.45%, 06/03/18	1,000	1,009
Series 2012-B-1, 8.00%, 10/01/19	156	168
Series 2012-B-2, 6.75%, 06/03/21	525	571
Series 2013-B-1, 5.38%, 11/15/21	1,321	1,383
		15,892
Total Non-U.S. Government Agency Asset-Backed Securities (cost $24,125)		24,317
CORPORATE BONDS AND NOTES 61.5%
Australia 0.8%
BHP Billiton Finance Ltd.
5.63%, 10/22/79, EUR (c) (d)	200	294
Volcan Holdings Inc.
4.13%, 04/11/20, GBP (d) (g)	600	955
		1,249
Belgium 0.4%
Anheuser-Busch InBev SA
2.00%, 03/17/28, EUR (d)	150	192
Ethias SA
5.00%, 01/14/26, EUR	200	277
Nyrstar Netherlands Holdings BV
6.88%, 03/15/24, EUR (d)	145	184
		653
Canada 3.0%
1011778 B.C. Unlimited Liability Co.
4.25%, 05/15/24 (b)	4	4
5.00%, 10/15/25 (b)	566	575
Bombardier Inc.
7.75%, 03/15/20 (b)	265	285
8.75%, 12/01/21 (b)	710	779
6.00%, 10/15/22 (b)	590	579
6.13%, 01/15/23 (b)	6	6
7.50%, 12/01/24 - 03/15/25 (b)	285	289
Cenovus Energy Inc.
5.40%, 06/15/47	730	770
Kinross Gold Corp.
4.50%, 07/15/27 (b)	5	5
Mattamy Group Corp.
6.50%, 10/01/25 (b)	31	33
MDC Partners Inc.
6.50%, 05/01/24 (b)	74	74
MEG Energy Corp.
6.50%, 01/15/25 (b)	72	71
Mercer International Inc.
5.50%, 01/15/26 (b)	5	5
Mountain Province Diamonds Inc.
8.00%, 12/15/22 (b)	4	4
NOVA Chemicals Corp.
4.88%, 06/01/24 (b)	14	14
Precision Drilling Corp.
7.13%, 01/15/26 (b)	5	5
Seven Generations Energy Ltd.
5.38%, 09/30/25 (b)	13	13
	Shares/Par[1]	Value
Teck Resources Ltd.
8.50%, 06/01/24 (b)	274	309
6.00%, 08/15/40	155	171
5.20%, 03/01/42	53	53
TransCanada PipeLines Ltd.
5.00%, 10/16/43	210	249
Valeant Pharmaceuticals International Inc.
7.50%, 07/15/21 (b)	645	659
		4,952
China 0.4%
Alibaba Group Holding Ltd.
3.40%, 12/06/27	507	506
4.00%, 12/06/37	200	206
		712
Cyprus 0.2%
Volcan Holdings Inc.
3.88%, 10/10/20, GBP (d) (g)	200	297
Denmark 0.2%
Danske Bank A/S
5.87%, (callable at 100 beginning 04/06/22), EUR (d) (h)	200	273
Finland 0.0%
Nokia OYJ
4.38%, 06/12/27	6	6
France 2.7%
Air Liquide Finance SA
2.50%, 09/27/26 (b)	200	191
Areva SA
4.88%, 09/23/24, EUR	600	806
BNP Paribas Cardif SA
4.03%, (callable at 100 beginning 11/25/25), EUR (d) (h)	200	271
Burger King France SAS
5.25%, (3M EU EURIBOR + 5.25%), 05/01/23, EUR (c) (d)	100	122
CMA CGM SA
5.25%, 01/15/25, EUR (d)	163	195
Credit Mutuel Arkea SA
1.88%, 10/25/29, EUR (d)	100	121
Danone SA
2.95%, 11/02/26 (b)	310	302
Electricite de France SA
4.13%, (callable at 100 beginning 01/22/22), EUR (d) (h)	200	256
4.63%, 04/26/30, EUR (d)	100	156
Numericable - SFR SA
7.38%, 05/01/26 (b)	400	409
Orange SA
4.00%, (callable at 100 beginning 10/01/21), EUR (d) (h)	200	265
5.25%, (callable at 100 beginning 02/07/24), EUR (d) (h)	200	285
Picard Groupe SAS
3.00%, (3M EU EURIBOR + 3.00%), 11/30/23, EUR (c) (d)	100	120
SFR Group SA
5.38%, 05/15/22, EUR	200	248
Societe Generale SA
8.00%, (callable at 100 beginning 09/29/25) (b) (g) (h)	400	464
TDF Infrastructure SAS
2.50%, 04/07/26, EUR (d)	200	251
		4,462
Germany 3.4%
Adler Real Estate AG
2.13%, 02/06/24, EUR (d)	300	358
AT Securities BV
5.25%, (callable at 100 begininng 07/21/23) (d) (h)	250	252
ATF Netherlands BV
3.75%, (callable at 100 beginning 01/20/23), EUR (d) (h)	100	128
1.88%, 01/19/26, EUR (d)	400	490

See accompanying Notes to Financial Statements.

2

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
CPI Property Group SA
2.13%, 10/04/24, EUR (d)	100	120
CTC BondCo GmbH
5.25%, 12/15/25, EUR (d)	100	120
Deutsche Bank AG
4.30%, 05/24/28 (c)	180	178
4.88%, 12/01/32	680	678
Grand City Properties SA
3.75%, (callable at 100 beginning 02/18/22), EUR (d) (h)	200	257
HSH Nordbank AG
7.25%, (callable at 100 beginning 03/30/18) (h)	330	170
Kleopatra Holdings 1 SCA
8.50%, 06/30/23, EUR (d) (i)	100	123
Platin 1426 GmbH
5.38%, 06/15/23, EUR (d)	236	283
Raffinerie Heide GmbH
6.38%, 12/01/22, EUR (d)	100	124
RAG-Stiftung
0.00%, 12/31/18, EUR (d) (e) (g)	200	248
Siemens Financieringsmaatschappij NV
3.40%, 03/16/27 (b)	350	356
TLG Immobilien AG
1.38%, 11/27/24, EUR (d)	300	360
Unitymedia GmbH
3.75%, 01/15/27, EUR (d)	300	366
Unitymedia Hessen GmbH & Co. KG
3.50%, 01/15/27, EUR (d)	390	484
Volkswagen Leasing GmbH
1.13%, 04/04/24, EUR (d)	150	181
ZF North America Capital Inc.
2.75%, 04/27/23, EUR (d)	300	393
		5,669
Greece 0.3%
National Bank of Greece SA
2.75%, 10/19/20, EUR (d)	400	485
Hong Kong 0.2%
Hongkong & Shanghai Banking Corp. Ltd.
1.63%, (callable at 100 beginning 01/27/18) (h)	300	264
Ireland 0.1%
Ardagh Packaging Finance Plc
7.25%, 05/15/24 (b)	200	218
Park Aerospace Holdings Ltd.
3.63%, 03/15/21 (b)	22	21
		239
Italy 3.1%
A2A SpA
1.63%, 10/19/27, EUR (d)	100	120
Banca IFIS SpA
4.50%, 10/17/27, EUR (d)	225	273
Buzzi Unicem SpA
2.13%, 04/28/23, EUR (d)	200	253
Intesa Sanpaolo SpA
7.00%, (callable at 100 beginning 01/19/21), EUR (d) (h)	200	266
5.02%, 06/26/24 (b)	200	204
5.71%, 01/15/26 (b)	470	496
Schumann SpA
7.00%, 07/31/23, EUR (d)	100	123
Telecom Italia Finance SA
7.75%, 01/24/33, EUR (d)	130	240
Telecom Italia SpA
1.13%, 03/26/22, EUR (d) (g)	800	962
5.30%, 05/30/24 (b)	240	257
UniCredit SpA
6.62%, (callable at 100 beginning 06/03/23), EUR (d) (h)	200	261
6.75%, (callable at 100 beginning 09/10/21), EUR (d) (g) (h)	200	259
9.25%, (callable at 100 beginning 06/03/22), EUR (d) (h)	250	363
3.75%, 04/12/22 (b)	625	635
6.95%, 10/31/22, EUR (d)	160	236
	Shares/Par[1]	Value
5.86%, 06/19/32 (b) (c)	200	213
		5,161
Japan 0.9%
Nippon Life Insurance Co.
4.00%, 09/19/47 (b) (c)	640	628
SoftBank Group Corp.
5.25%, 07/30/27, EUR (d)	200	269
Sumitomo Life Insurance Co.
4.00%, 09/14/77 (b) (c)	640	626
		1,523
Jersey 0.2%
LHC3 Plc
4.13%, 08/15/24, EUR (d) (i)	202	248
Luxembourg 0.8%
Altice Financing SA
7.50%, 05/15/26 (b)	800	852
Altice Finco SA
4.75%, 01/15/28, EUR (d)	100	114
Intelsat Jackson Holdings SA
9.75%, 07/15/25 (b)	16	15
Matterhorn Telecom SA
4.00%, 11/15/27, EUR (d)	125	146
Swissport Financing SARL
9.75%, 12/15/22, EUR (d)	200	250
		1,377
Netherlands 1.8%
Capital Stage Finance BV
5.25%, (callable at 100 begininng 09/13/23), EUR (d) (g) (h)	100	127
Constellium NV
4.25%, 02/15/26, EUR (d)	100	120
Delta Lloyd NV
4.37%, (callable at 100 beginning 06/13/24), EUR (d) (h)	100	134
Heineken NV
1.50%, 10/03/29, EUR (d)	275	331
ING Groep NV
6.50%, (callable at 100 beginning 04/16/25) (g) (h)	420	458
1.62%, 09/26/29, EUR (c) (d)	200	241
Koninklijke KPN NV
6.12%, (callable at 100 beginning 09/14/18), EUR (d) (h)	100	125
Petrobras Global Finance BV
4.75%, 01/14/25, EUR	200	265
8.75%, 05/23/26	200	239
Teva Pharmaceutical Finance III BV
1.70%, 07/19/19	885	860
		2,900
Portugal 0.8%
Banco Espirito Santo SA
0.00%, 05/08/17 - 01/21/19, EUR (a) (d) (j)	3,800	1,321
Spain 2.0%
Banco Bilbao Vizcaya Argentaria SA
8.88%, (callable at 100 beginning 04/14/21), EUR (d) (h)	200	285
Banco Santander SA
6.75%, (callable at 100 beginning 04/25/22), EUR (d) (h)	400	545
2.55%, (3M US LIBOR + 1.09%), 02/23/23 (c)	600	604
3.13%, 02/23/23	400	398
Bankia SA
6.00%, (callable at 100 beginning 07/18/22), EUR (d) (h)	200	251
4.00%, 05/22/24, EUR (c) (d)	200	250
Cellnex Telecom SA
2.38%, 01/16/24, EUR (d)	100	121
Inmobiliaria Colonial Socimi SA
1.63%, 11/28/25, EUR (d)	100	119
2.50%, 11/28/29, EUR (d)	100	119
Masaria Investments SAU
5.00%, 09/15/24, EUR (d)	136	164

See accompanying Notes to Financial Statements.

3

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Telefonica Europe BV
3.75%, (callable at 100 beginning 03/15/22), EUR (d) (h)	100	126
5.87%, (callable at 100 beginning 03/31/24), EUR (d) (h)	200	279
		3,261
Sweden 0.1%
Ovako AB
5.00%, 10/05/22, EUR (d)	100	122
Switzerland 1.9%
Credit Suisse Group AG
6.25%, (callable at 100 beginning 12/18/24) (b) (h)	885	959
3.57%, 01/09/23 (b)	250	255
Novartis Capital Corp.
3.10%, 05/17/27	150	153
UBS Group AG
6.87%, (callable at 100 beginning 03/22/21) (d) (h)	395	424
UBS Group Funding Switzerland AG
3.49%, 05/23/23 (b)	640	651
2.86%, 08/15/23 (b) (c)	680	671
		3,113
United Kingdom 5.0%
Ardonagh Midco 3 Plc
8.38%, 07/15/23, GBP (d)	300	411
AstraZeneca Plc
3.13%, 06/12/27	320	317
British Telecommunications Plc
1.00%, 11/21/24, EUR (d)	100	119
Cabot Financial Luxembourg SA
7.50%, 10/01/23, GBP (d)	100	141
DS Smith Plc
1.38%, 07/26/24, EUR (d)	225	271
HBOS Capital Funding LP
6.85%, (callable at 100 beginning 03/23/18) (d) (h)	330	337
HSBC Holdings Plc
6.00%, (callable at 100 beginning 05/22/27) (g) (h)	480	502
6.87%, (callable at 100 beginning 06/01/21) (g) (h)	490	527
Jerrold Finco Plc
6.25%, 09/15/21, GBP (d)	100	139
6.13%, 01/15/24, GBP (d)	200	275
Lloyds Banking Group Plc
6.41%, (callable at 100 beginning 10/01/35) (b) (h)	100	116
6.66%, (callable at 100 beginning 05/21/37) (b) (h)	200	234
National Westminster Bank Plc
1.75%, (callable at 100 beginning 02/28/18) (h)	400	351
Noble Holding International Ltd.
7.75%, 01/15/24	31	27
Pizzaexpress Financing 2 Plc
6.63%, 08/01/21, GBP (d)	100	130
Rentokil Initial Plc
0.95%, 11/22/24, EUR (d)	150	178
Royal Bank of Scotland Group Plc
3.50%, 05/15/23 (c)	785	787
Santander UK Plc
5.00%, 11/07/23 (b)	806	864
SELP Finance SARL
1.50%, 11/20/25, EUR (d)	100	120
Shop Direct Funding Plc
7.75%, 11/15/22, GBP (d)	300	379
Tullow Oil Jersey Ltd.
6.63%, 07/12/21 (d) (g)	200	244
Unique Pub Finance Co. Plc
5.66%, 06/30/27, GBP	264	405
6.46%, 03/30/32, GBP (d)	351	466
Virgin Media Receivables Financing Notes I DAC
5.50%, 09/15/24, GBP (d)	150	204
Virgin Media Secured Finance Plc
6.25%, 03/28/29, GBP (d)	205	297
	Shares/Par[1]	Value
Vodafone Group Plc
0.00%, 11/26/20, GBP (d) (e) (g)	300	402
		8,243
United States of America 33.2%
Acrisure LLC
7.00%, 11/15/25 (b)	6	6
Adient Global Holdings Ltd.
3.50%, 08/15/24, EUR (d)	100	128
ADT Corp.
3.50%, 07/15/22	12	12
AES Corp.
4.88%, 05/15/23	2	2
5.50%, 04/15/25	2	2
6.00%, 05/15/26	8	9
5.13%, 09/01/27	4	4
Aircastle Ltd.
5.50%, 02/15/22	50	54
Alcoa Inc.
5.13%, 10/01/24	80	85
Allison Transmission Inc.
5.00%, 10/01/24 (b)	10	10
AMC Networks Inc.
4.75%, 08/01/25	5	5
American Airlines Group Inc.
4.63%, 03/01/20 (b)	515	523
Amsurg Corp.
5.63%, 07/15/22	68	69
Andeavor Logistics LP
6.88%, (callable at 100 beginning 02/15/23) (h)	692	702
5.20%, 12/01/47	65	68
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26	330	341
APX Group Inc.
8.75%, 12/01/20	39	40
Arch Merger Sub Inc.
8.50%, 09/15/25 (b)	875	807
Ascend Learning LLC
6.88%, 08/01/25 (b)	25	26
Ascent Resources Utica Holdings LLC
10.00%, 04/01/22 (b)	4	4
AT&T Inc.
0.00%, 11/27/22 (e)	2,000	1,709
4.90%, 08/14/37	425	428
5.45%, 03/01/47	425	456
5.15%, 02/14/50	425	430
Avantor Inc.
6.00%, 10/01/24 (b)	779	778
9.00%, 10/01/25 (b)	429	425
Bayer US Finance LLC
3.38%, 10/08/24 (b)	200	203
Beacon Roofing Supply Inc.
4.88%, 11/01/25 (b)	23	23
Blue Cube Spinco Inc.
10.00%, 10/15/25	20	24
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (b)	118	126
BMC Software Finance Inc.
8.13%, 07/15/21 (b)	10	10
Brand Energy & Infrastructure Services Inc.
8.50%, 07/15/25 (b)	62	65
Broadcom Corp.
3.88%, 01/15/27 (b)	530	523
Calpine Corp.
5.25%, 06/01/26 (b)	42	41
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (b)	81	81
CCO Holdings LLC
4.00%, 03/01/23 (b)	21	21
5.88%, 04/01/24 (b)	145	151
5.13%, 05/01/27 (b)	60	59
CDW LLC
5.00%, 09/01/25	70	73
Celgene Corp.
2.75%, 02/15/23	630	624

See accompanying Notes to Financial Statements.

4

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
4.35%, 11/15/47	840	876
CenturyLink Inc.
6.45%, 06/15/21	300	304
5.80%, 03/15/22	275	269
6.75%, 12/01/23	1,050	1,030
7.50%, 04/01/24	820	818
Cequel Communications Holdings I LLC
5.13%, 12/15/21 (b)	110	109
CF Industries Inc.
4.95%, 06/01/43	24	23
Charter Communications Operating LLC
5.38%, 05/01/47	485	500
6.83%, 10/23/55	325	390
Chemours Co.
5.38%, 05/15/27	14	15
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	138	150
5.13%, 06/30/27	58	60
Chesapeake Energy Corp.
8.00%, 06/15/27 (b)	3	3
Chobani LLC
7.50%, 04/15/25 (b)	431	458
Cincinnati Bell Inc.
7.00%, 07/15/24 (b)	30	29
Citigroup Inc.
2.31%, (3M US LIBOR + 0.95%), 07/24/23 (c)	1,065	1,072
Clear Channel Worldwide Holdings Inc.
6.50%, 11/15/22	296	301
Cleaver-Brooks Inc.
7.88%, 03/01/23 (b)	4	4
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (b)	8	8
CommScope Technologies LLC
5.00%, 03/15/27 (b)	9	9
Community Health Systems Inc.
6.25%, 03/31/23	4	4
CONSOL Energy Inc.
5.88%, 04/15/22	175	179
CONSOL Mining Corp.
11.00%, 11/15/25 (b)	20	21
Continental Resources Inc.
3.80%, 06/01/24	10	10
4.38%, 01/15/28 (b)	8	8
CoreCivic Inc.
4.75%, 10/15/27	6	6
Cox Communications Inc.
2.95%, 06/30/23 (b)	405	398
4.50%, 06/30/43 (b)	175	166
4.60%, 08/15/47 (b)	850	864
CRC Escrow Issuer LLC
5.25%, 10/15/25 (b)	36	36
Crimson Merger Sub Inc.
6.63%, 05/15/22 (b)	475	478
CrownRock LP
5.63%, 10/15/25 (b)	18	18
CSC Holdings LLC
10.13%, 01/15/23 (b)	1,450	1,632
5.25%, 06/01/24	75	74
CyrusOne LP
5.00%, 03/15/24 (b)	5	5
Diamond 1 Finance Corp.
5.88%, 06/15/21 (b)	915	950
Diamond Offshore Drilling Inc.
7.88%, 08/15/25	6	6
Discovery Communications LLC
5.00%, 09/20/37	425	441
5.20%, 09/20/47	450	469
DISH DBS Corp.
7.75%, 07/01/26	90	95
DJO Finco LLC
8.13%, 06/15/21 (b)	186	174
DPL Inc.
7.25%, 10/15/21	2	2
Dynegy Inc.
7.38%, 11/01/22	30	32
	Shares/Par[1]	Value
8.13%, 01/30/26 (b)	6	7
Endeavor Energy Resources LP
5.50%, 01/30/26 (b)	5	5
5.75%, 01/30/28 (b)	9	9
Energy Transfer Equity LP
4.25%, 03/15/23	6	6
Entegris Inc.
4.63%, 02/10/26 (b)	7	7
Equinix Inc.
5.88%, 01/15/26	30	32
Extraction Oil & Gas Holdings LLC
7.88%, 07/15/21 (b)	30	32
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (b)	6	6
Fidelity International Ltd.
2.50%, 11/04/26, EUR (d)	200	253
Finisar Corp.
0.50%, 12/15/36 (g)	215	200
First Data Corp.
7.00%, 12/01/23 (b)	474	501
Five Point Operating Co. LP
7.88%, 11/15/25 (b)	6	6
Freeport-McMoRan Inc.
2.38%, 03/15/18	114	114
3.10%, 03/15/20	370	370
4.00%, 11/14/21	85	86
5.45%, 03/15/43	2	2
Frontier Communications Corp.
6.88%, 01/15/25	70	45
Gartner Inc.
5.13%, 04/01/25 (b)	45	47
Gates Global LLC
6.00%, 07/15/22 (b)	125	128
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (h)	420	432
Genesis Energy LP
6.50%, 10/01/25	7	7
6.25%, 05/15/26	6	6
Goldman Sachs Group Inc.
5.00%, (callable at 100 beginning 11/10/22) (h)	1,040	1,028
Great Western Petroleum LLC
9.00%, 09/30/21 (b)	20	21
Greeneden U.S. Holdings II LLC
10.00%, 11/30/24 (b)	15	16
Greystar Real Estate Partners LLC
5.75%, 12/01/25 (b)	6	6
Grinding Media Inc.
7.38%, 12/15/23 (b)	2	2
GTT Communications Inc.
7.88%, 12/31/24 (b)	4	4
Gulfport Energy Corp.
6.38%, 05/15/25	54	54
6.38%, 01/15/26 (b)	9	9
Halcon Resources Corp.
6.75%, 02/15/25 (b)	10	10
Harland Clarke Holdings Corp.
8.38%, 08/15/22 (b)	6	6
HCA Inc.
5.88%, 05/01/23	200	215
5.25%, 04/15/25	250	265
HD Supply Inc.
5.75%, 04/15/24 (b)	60	64
Herc Rentals Inc.
7.50%, 06/01/22 (b)	1,339	1,447
Herc Spinoff Escrow Issuer LLC
7.75%, 06/01/24 (b)	519	571
Hess Corp.
6.00%, 01/15/40	535	593
5.80%, 04/01/47	600	666
Hess Infrastructure Partners LP
5.63%, 02/15/26 (b)	16	17
Howard Hughes Corp.
5.38%, 03/15/25 (b)	25	26
Icahn Enterprises LP
6.38%, 12/15/25 (b)	8	8

See accompanying Notes to Financial Statements.

5

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
IHS Markit Ltd.
4.75%, 02/15/25 (b)	7	7
4.00%, 03/01/26 (b)	4	4
Infor US Inc.
6.50%, 05/15/22	79	82
iStar Inc.
5.25%, 09/15/22	5	5
Italics Merger Sub Inc.
7.13%, 07/15/23 (b)	1,193	1,223
Jaguar Holding Co. II
6.38%, 08/01/23 (b)	62	63
JPMorgan Chase & Co.
2.42%, (3M US LIBOR + 1.00%), 05/15/47 (c)	845	754
JPMorgan Chase Bank NA
3.88%, 07/24/38 (c)	770	793
K Hovnanian Enterprises Inc.
10.00%, 07/15/22 (b)	6	7
10.50%, 07/15/24 (b)	6	7
KAR Auction Services Inc.
5.13%, 06/01/25 (b)	25	26
KFC Holding Co.
4.75%, 06/01/27 (b)	30	31
Kraft Heinz Foods Co.
4.13%, 07/01/27, GBP (d)	100	151
Kratos Defense & Security Solutions Inc.
6.50%, 11/30/25 (b)	3	3
Kroger Co.
3.70%, 08/01/27	425	430
4.65%, 01/15/48	215	221
Ladder Capital Finance Holdings LLC
5.25%, 10/01/25 (b)	10	10
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (b)	2	2
Lennar Corp.
2.95%, 11/29/20 (b)	27	27
4.75%, 11/29/27 (b)	60	62
Level 3 Financing Inc.
6.13%, 01/15/21	137	139
5.13%, 05/01/23	142	142
5.38%, 01/15/24	72	72
LG FinanceCo Corp.
5.88%, 11/01/24 (b)	610	646
LGE HoldCo VI BV
7.13%, 05/15/24, EUR (d)	270	356
Mallinckrodt International Finance SA
4.88%, 04/15/20 (b)	46	44
5.50%, 04/15/25 (b)	40	33
Masonite International Corp.
5.63%, 03/15/23 (b)	4	4
Mattel Inc.
6.75%, 12/31/25 (b)	10	10
McDonald's Corp.
0.63%, 01/29/24, EUR (d)	100	119
MDC Holdings Inc.
6.00%, 01/15/43	8	8
MGM Growth Properties Operating Partnership LP
4.50%, 09/01/26	90	90
4.50%, 01/15/28 (b)	11	11
MGM Resorts International
6.63%, 12/15/21	80	88
Micron Technology Inc.
5.25%, 01/15/24 (b)	435	453
Midcontinent Communications & Finance Corp.
6.88%, 08/15/23 (b)	5	5
Navient Corp.
6.75%, 06/25/25	5	5
Navistar International Corp.
6.63%, 11/01/25 (b)	10	10
Netflix Inc.
4.88%, 04/15/28 (b)	6	6
NGL Energy Partners LP
6.88%, 10/15/21	16	16
NGPL PipeCo LLC
4.38%, 08/15/22 (b)	7	7
7.77%, 12/15/37 (b)	26	32
	Shares/Par[1]	Value
Noble Holding International Ltd.
7.70%, 04/01/25 (k)	16	13
Northwest Florida Timber Finance LLC
4.75%, 03/04/29 (b)	380	361
Novelis Corp.
6.25%, 08/15/24 (b)	168	176
5.88%, 09/30/26 (b)	83	85
NRG Energy Inc.
6.63%, 01/15/27	86	91
5.75%, 01/15/28 (b)	17	17
OI European Group BV
4.00%, 03/15/23 (b)	8	8
OneMain Financial Holdings Inc.
7.25%, 12/15/21 (b)	6	6
Parsley Energy LLC
5.38%, 01/15/25 (b)	20	20
5.63%, 10/15/27 (b)	10	10
PBF Holding Co. LLC
7.25%, 06/15/25	9	9
Philip Morris International Inc.
1.88%, 11/06/37, EUR	100	117
Pilgrim's Pride Corp.
5.75%, 03/15/25 (b)	43	44
Pioneer Finance Corp.
9.00%, 11/01/22 (b)	8	8
Plains All American Pipeline LP
6.13%, (callable at 100 beginning 11/15/22) (d) (h)	690	690
Platform Specialty Products Corp.
6.50%, 02/01/22 (b)	141	146
5.88%, 12/01/25 (b)	15	15
Polaris Intermediate Corp.
8.50%, 12/01/22 (b) (i)	22	23
Post Holdings Inc.
5.50%, 03/01/25 (b)	30	31
5.75%, 03/01/27 (b)	14	14
5.63%, 01/15/28 (b)	2	2
PQ Corp.
6.75%, 11/15/22 (b)	58	62
5.75%, 12/15/25 (b)	14	14
Prime Security Services Borrower LLC
9.25%, 05/15/23 (b)	1,559	1,727
Qorvo Inc.
6.75%, 12/01/23	510	549
7.00%, 12/01/25	906	1,013
Radian Group Inc.
4.50%, 10/01/24	6	6
RBS Global Inc.
4.88%, 12/15/25 (b)	8	8
Reynolds Group Issuer Inc.
7.00%, 07/15/24 (b)	46	49
Rite Aid Corp.
6.75%, 06/15/21	775	771
6.13%, 04/01/23 (b)	465	419
Rowan Cos. Inc.
4.75%, 01/15/24	4	4
7.38%, 06/15/25	22	22
RSP Permian Inc.
5.25%, 01/15/25	30	30
Sabre GLBL Inc.
5.38%, 04/15/23 (b)	182	187
Sanchez Energy Corp.
6.13%, 01/15/23	12	10
SBA Communications Corp.
4.00%, 10/01/22 (b)	16	16
Scientific Games International Inc.
7.00%, 01/01/22 (b)	62	65
10.00%, 12/01/22	20	22
5.00%, 10/15/25 (b)	32	32
Service Corp. International
4.63%, 12/15/27	2	2
SESI LLC
7.75%, 09/15/24 (b)	8	8
Solera LLC
10.50%, 03/01/24 (b)	60	68

See accompanying Notes to Financial Statements.

6

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Sotheby's
5.25%, 10/01/22 (b)	38	39
Southwestern Energy Co.
6.70%, 01/23/25 (k)	4	4
7.50%, 04/01/26	16	17
Springleaf Finance Corp.
5.63%, 03/15/23	8	8
Sprint Capital Corp.
8.75%, 03/15/32	22	25
Sprint Corp.
7.13%, 06/15/24	35	36
7.63%, 02/15/25	106	111
SS&C Technologies Holdings Inc.
5.88%, 07/15/23	2	2
Starwood Property Trust Inc.
4.75%, 03/15/25 (b)	4	4
State Street Corp.
2.59%, (3M US LIBOR + 1.00%), 06/15/37 (c)	730	657
Station Casinos LLC
5.00%, 10/01/25 (b)	15	15
Steel Dynamics Inc.
4.13%, 09/15/25 (b)	8	8
Surgery Center Holdings Inc.
6.75%, 07/01/25 (b)	8	8
Tallgrass Energy Partners LP
5.50%, 09/15/24 - 01/15/28 (b)	71	72
Targa Resources Partners LP
5.00%, 01/15/28 (b)	17	17
Tenet Healthcare Corp.
6.00%, 10/01/20	147	155
7.50%, 01/01/22 (b)	264	279
Tennessee Merger Sub Inc.
6.38%, 02/01/25 (b)	4	4
TerraForm Power Operating LLC
4.25%, 01/31/23 (b)	7	7
5.00%, 01/31/28 (b)	7	7
Tesla Inc.
5.30%, 08/15/25 (b)	2	2
Tesoro Logistics LP
6.25%, 10/15/22	89	94
Thermo Fisher Scientific Inc.
1.95%, 07/24/29, EUR	175	211
2.88%, 07/24/37, EUR	150	182
Time Warner Inc.
3.80%, 02/15/27	625	624
T-Mobile USA Inc.
6.00%, 03/01/23	81	85
6.50%, 01/15/24	140	148
6.38%, 03/01/25	102	109
TransDigm Inc.
6.50%, 07/15/24	198	203
Transocean Inc.
9.00%, 07/15/23 (b)	47	51
7.50%, 01/15/26 (b)	11	11
United Rentals North America Inc.
4.63%, 10/15/25	10	10
United States Steel Corp.
8.38%, 07/01/21 (b)	79	86
Univision Communications Inc.
5.13%, 02/15/25 (b)	18	18
USG Corp.
4.88%, 06/01/27 (b)	17	18
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (b)	255	256
6.75%, 08/15/21 (b)	585	590
5.63%, 12/01/21 (b)	675	662
5.88%, 05/15/23 (b)	350	325
5.50%, 11/01/25 (b)	209	213
9.00%, 12/15/25 (b)	416	434
Venator Finance SARL
5.75%, 07/15/25 (b)	24	25
Verizon Communications Inc.
1.38%, 10/27/26, EUR	150	179
1.88%, 10/26/29, EUR	125	149
2.88%, 01/15/38, EUR	150	182
	Shares/Par[1]	Value
Viacom Inc.
5.87%, 02/28/57 (c)	345	339
VICI Properties 1 LLC
8.00%, 10/15/23	18	20
Viking Cruises Ltd.
5.88%, 09/15/27 (b)	6	6
Wabash National Corp.
5.50%, 10/01/25 (b)	42	42
Wayne Merger Sub LLC
8.25%, 08/01/23 (b)	210	221
Weatherford International Ltd.
9.88%, 02/15/24	62	66
Western Digital Corp.
7.38%, 04/01/23 (b)	1,344	1,452
10.50%, 04/01/24	2,459	2,850
Whiting Petroleum Corp.
6.63%, 01/15/26 (b)	20	20
WildHorse Resource Development Corp.
6.88%, 02/01/25	6	6
Williams Cos. Inc.
8.75%, 03/15/32	540	711
Williams Scotsman International Inc.
7.88%, 12/15/22 (b)	2	2
WPX Energy Inc.
6.00%, 01/15/22	8	8
8.25%, 08/01/23	14	16
5.25%, 09/15/24	2	2
WR Grace & Co.-Conn
5.13%, 10/01/21 (b)	40	42
Wrangler Buyer Corp.
6.00%, 10/01/25 (b)	5	5
XPO Logistics Inc.
6.50%, 06/15/22 (b)	102	106
Zayo Group LLC
6.38%, 05/15/25	75	79
5.75%, 01/15/27 (b)	29	30
		54,511
Total Corporate Bonds And Notes (cost $100,937)		101,041
SENIOR LOAN INTERESTS 18.4%
Canada 0.0%
CEVA Logistics Canada ULC
Term Loan, 6.88%, (3M LIBOR + 5.50%), 03/18/21 (c)	9	8
France 0.4%
Thom Europe SAS
Term Loan, 4.50%, (3M EURIBOR + 4.50%), 07/19/24, EUR (c)	500	600
Luxembourg 1.5%
Avolon (Luxembourg) SARL
Term Loan B-2, 3.75%, (3M LIBOR + 2.25%), 01/20/22 (c)	75	74
Eircom Finco SARL
Term Loan B-6, 3.25%, (3M EURIBOR + 3.25%), 05/31/22, EUR (c)	561	673
Gol LuxCo SA
1st Lien Term Loan, 6.50%, 08/18/20 (f)	1,594	1,630
Intelsat Jackson Holdings SA
Term Loan B-2, 4.21%, (1Y LIBOR + 2.75%), 06/30/19 (c)	73	73
		2,450
Netherlands 0.5%
CEVA Intercompany BV
Term Loan, 6.88%, (3M LIBOR + 5.50%), 03/18/21 (c)	50	47
CEVA Logistics BV
Term Loan, 6.50%, (3M LIBOR + 5.50%), 03/12/21 (c) (f)	49	46
Nord Anglia Education
Term Loan, 3.25%, (3M EURIBOR + 3.25%), 06/26/24, EUR (c)	500	600
Ziggo Secured Finance Partnership
Term Loan E, 3.98%, (3M LIBOR + 2.50%), 04/23/25 (c)	105	104
		797

See accompanying Notes to Financial Statements.

7

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
United Kingdom 0.3%
CEVA Group Plc
Term Loan, 6.88%, (3M LIBOR + 5.50%), 03/12/21 (c)	69	65
Intervias Finco Ltd.
Term Loan, 4.00%, (3M EURIBOR + 4.00%), 01/21/23, EUR (c)	384	463
		528
United States of America 15.7%
1011778 B.C. Unlimited Liability Co.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 02/16/24 (c)	800	800
Accudyne Industries LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 08/02/24 (c)	100	100
AlixPartners LLP
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 04/29/24 (c)	109	110
Alliant Holdings I Inc.
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 08/12/22 (c)	316	317
Allied Universal Holdco LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 07/28/22 (c)	35	35
Alpha 3 BV
Term Loan B-1, 4.33%, (3M LIBOR + 3.00%), 01/31/24 (c)	50	50
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (c)	115	111
2nd Lien Term Loan, 9.08%, (3M LIBOR + 7.75%), 08/15/25 (c)	50	47
Altice US Finance I Corp.
Term Loan, 3.60%, (3M LIBOR + 2.25%), 07/14/25 - 07/20/25 (c)	163	162
Amaya Holdings BV
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 08/01/21 (c)	67	67
American Builders & Contractors Supply Co. Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 10/31/23 (c)	73	73
AmWINS Group Inc.
Term Loan B, 4.18%, (3M LIBOR + 2.75%), 01/25/24 (c)	94	94
Applied Systems Inc.
Term Loan, 10.50%, (3M LIBOR + 7.00%), 09/15/25 (c)	66	68
Aristocrat Leisure Ltd.
Term Loan, 0.00%, (3M LIBOR + 2.00%), 10/19/24 (c) (l)	30	30
Ascent Resources - Marcellus LLC
Term Loan, 8.96%, (3M LIBOR + 7.50%), 07/07/21 (c)	567	17
Avantor Inc.
1st Lien Term Loan, 5.51%, (3M LIBOR + 4.00%), 09/15/24 (c)	375	377
Avaya Inc.
Term Loan B, 6.23%, (3M LIBOR + 4.75%), 11/09/24 (c)	50	49
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (c)	55	56
Belron SA
Term Loan B, 3.89%, (3M LIBOR + 2.50%), 10/26/24 (c)	30	30
Berry Plastics Group Inc.
Term Loan M, 3.60%, (3M LIBOR + 2.25%), 10/01/22 (c)	77	77
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (c)	80	78
BMC Software Finance Inc.
1st Lien Term Loan, 4.76%, (3M LIBOR + 3.25%), 09/10/22 (c)	75	75
Boyd Gaming Corp.
Term Loan B-3, 3.98%, (3M LIBOR + 2.50%), 09/15/23 (c)	51	51
	Shares/Par[1]	Value
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (c)	189	190
Bright Horizons Family Solutions Inc.
Term Loan, 5.50%, (3M LIBOR + 2.25%), 01/30/20 (c)	76	76
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/14/22 (c) (l)	30	30
Calpine Corp.
Term Loan B-5, 4.09%, (3M LIBOR + 2.50%), 06/15/22 (c)	44	44
Camelot UK Holdco Ltd.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 10/03/23 (c)	59	59
Catalent Pharma Solutions Inc.
Term Loan B, 3.60%, (1Y LIBOR + 2.25%), 04/30/21 (c)	10	10
Cavium Inc.
Term Loan, 3.60%, (3M LIBOR + 2.25%), 08/16/22 (c)	368	369
CBS Radio Inc.
Term Loan B, 4.17%, 03/01/24	82	83
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (c)	860	829
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (c)	65	65
Charter Communications Operating LLC
Term Loan, 3.35%, (3M LIBOR + 2.00%), 01/15/22 (c)	544	544
Term Loan, 3.57%, (3M LIBOR + 2.25%), 01/15/24 (c)	536	536
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/25/21 (c)	100	106
CHG Healthcare Services Inc.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 06/07/23 (c)	68	68
Chobani LLC
Term Loan, 4.89%, (3M LIBOR + 4.25%), 09/30/23 (c)	611	615
CityCenter Holdings LLC
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 04/07/24 (c)	52	52
Clark Equipment Co.
Term Loan B, 3.83%, (3M LIBOR + 2.50%), 05/11/24 (c)	32	32
Community Health Systems Inc.
Term Loan G, 4.23%, (3M LIBOR + 2.75%), 12/31/19 (c)	62	60
Continental Building Products LLC
Term Loan B, 3.84%, (3M LIBOR + 2.50%), 08/18/23 (c)	78	79
Cortes NP Acquisition Corp.
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 11/30/23 (c)	84	84
Cotiviti Corp.
Term Loan, 3.84%, (3M LIBOR + 2.50%), 09/28/23 (c)	54	55
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (c)	139	139
Cypress Semiconductor Corp.
Term Loan, 4.26%, (3M LIBOR + 2.75%), 07/05/21 (c)	444	448
Dell Inc.
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 09/07/23 (c)	1,200	1,199
Digicel International Finance Ltd.
Term Loan, 5.31%, (3M LIBOR + 3.75%), 05/10/24 (c)	60	60
DJO Finance LLC
Term Loan, 4.59%, (3M LIBOR + 3.25%), 06/08/20 (c)	90	88

See accompanying Notes to Financial Statements.

8

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
DTZ US Borrower LLC
1st Lien Term Loan, 4.58%, (3M LIBOR + 3.25%), 11/04/21 (c)	87	86
Dynegy Inc.
Term Loan C-2, 4.25%, (3M LIBOR + 2.75%), 02/07/24 (c)	68	68
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (c)	140	140
Envision Healthcare Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 11/15/23 (c)	104	104
Filtration Group Corp.
1st Lien Term Loan, 4.38%, (3M LIBOR + 3.00%), 11/20/20 (c)	88	89
First Data Corp.
Term Loan, 3.06%, (3M LIBOR + 2.00%), 06/02/20 (c)	1,216	1,216
Term Loan, 3.80%, (3M LIBOR + 2.25%), 04/26/24 (c)	120	120
Gavilan Resources LLC
2nd Lien Term Loan, 7.46%, (3M LIBOR + 6.00%), 02/24/24 (c)	56	55
GoDaddy Operating Co. LLC
Term Loan, 3.82%, (3M LIBOR + 2.25%), 02/15/24 (c)	76	76
Grifols Worldwide Operations USA Inc.
Term Loan, 3.71%, (3M LIBOR + 2.25%), 01/23/25 (c)	149	149
Gruden Acquisition Inc.
Term Loan B, 6.83%, (3M LIBOR + 5.50%), 08/18/22 (c)	55	55
GTCR Valor Co. Inc.
Term Loan B, 5.58%, (3M LIBOR + 4.25%), 06/16/23 (c)	55	55
H.B. Fuller Co.
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 10/15/24 (c)	50	50
HD Supply Inc.
Term Loan B-3, 3.58%, (3M LIBOR + 2.25%), 08/13/21 (c)	61	62
Hostess Brands LLC
Term Loan, 3.60%, (3M LIBOR + 2.25%), 08/03/23 (c)	74	74
Houghton Mifflin Harcourt Co.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 05/28/21 (c)	40	37
Hudson's Bay Co.
Term Loan, 4.72%, (3M LIBOR + 3.25%), 09/30/22 (c)	45	44
Hyland Software Inc.
1st Lien Term Loan, 4.60%, (3M LIBOR + 3.25%), 07/01/22 (c)	35	35
IG Investments Holdings LLC
Term Loan, 4.89%, (3M LIBOR + 3.50%), 12/29/24 (c)	55	55
Informatica Corp.
Term Loan, 4.83%, (3M LIBOR + 3.50%), 06/01/22 (c)	834	836
Intelsat Jackson Holdings SA
Term Loan, 0.00%, (3M EURIBOR + 4.50%), 01/14/24 (c) (l)	39	39
IQOR US Inc.
Term Loan, 6.33%, (3M LIBOR + 5.00%), 04/01/21 (c)	20	20
JBS USA LLC
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 10/30/22 (c)	64	63
KAR Auction Services Inc.
Term Loan B-5, 3.88%, (3M LIBOR + 2.50%), 03/09/23 (c)	69	70
Kingpin Intermediate Holdings LLC
Term Loan, 5.73%, (3M LIBOR + 4.25%), 07/03/24 (c)	30	30
Kronos Inc.
Term Loan B, 4.90%, (3M LIBOR + 3.50%), 11/01/23 (c)	108	109
	Shares/Par[1]	Value
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/17/24 (c)	165	165
Lions Gate Entertainment Corp.
1st Lien Term Loan, 3.82%, (3M LIBOR + 2.25%), 10/12/23 (c)	464	464
Lumos Networks Operating Co.
1st Lien Term Loan B, 4.60%, (3M LIBOR + 3.25%), 10/26/24 (c)	21	21
Term Loan, 0.00%, (3M LIBOR + 3.25%), 10/27/24 (c) (l)	20	20
MacDermid Inc.
Term Loan B-7, 3.85%, (3M LIBOR + 2.50%), 06/07/20 (c)	91	92
Term Loan B-6, 4.35%, (3M LIBOR + 3.00%), 06/07/23 (c)	141	142
McAfee LLC
Term Loan B, 5.83%, (3M LIBOR + 4.50%), 09/30/24 (c)	1,413	1,407
2nd Lien Term Loan, 9.83%, (3M LIBOR + 8.50%), 09/30/25 (c)	1,100	1,100
Medallion Midland Acquisition LLC
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 10/31/24 (c)	30	30
MGM Growth Properties Operating Partnership LP
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 04/15/23 (c)	146	147
Michaels Stores Inc.
Term Loan B-1, 4.07%, (3M LIBOR + 2.75%), 01/28/23 (c)	48	48
Micron Technology Inc.
Term Loan, 3.39%, (3M LIBOR + 2.00%), 04/15/22 (c)	944	952
Mission Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (c)	5	5
Mitchell International Inc.
Delayed Draw Term Loan, 0.00%, 11/07/24 (c) (l)	7	7
1st Lien Term Loan, 4.61%, (3M LIBOR + 3.25%), 11/20/24 (c)	87	87
2nd Lien Term Loan, 8.61%, (3M LIBOR + 7.25%), 11/20/25 (c)	30	30
MPH Acquisition Holdings LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 05/16/20 (c)	88	88
National Vision Inc.
Term Loan, 4.03%, (3M LIBOR + 3.00%), 03/12/21 (c)	31	31
Nautilus Power LLC
Term Loan B, 5.60%, (3M LIBOR + 4.25%), 04/28/24 (c)	54	55
New LightSquared LLC
Term Loan, 10.27%, (3M LIBOR + 8.75%), 06/15/20 (c)	82	76
Nexstar Broadcasting Inc.
Term Loan B-2, 3.86%, (3M LIBOR + 2.50%), 01/17/24 (c)	35	35
ON Semiconductor Corp.
1st Lien Term Loan, 3.60%, (3M LIBOR + 2.25%), 03/15/23 (c)	255	256
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 03/31/23 (c)	75	75
Optiv Security Inc.
1st Lien Term Loan, 4.62%, (3M LIBOR + 3.25%), 01/20/24 (c)	55	51
2nd Lien Term Loan, 8.62%, (3M LIBOR + 7.25%), 01/20/25 (c)	15	13
Ortho-Clinical Diagnostics SA
Term Loan B, 5.08%, (1Y LIBOR + 3.75%), 04/29/21 (c)	218	219
Parexel International Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 08/11/24 (c)	95	95
Party City Holdings Inc.
Term Loan, 4.44%, (3M LIBOR + 3.00%), 08/19/22 (c)	35	35

See accompanying Notes to Financial Statements.

9

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Peak 10 Inc.
1st Lien Term Loan, 4.82%, (3M LIBOR + 3.50%), 07/21/24 (c)	45	45
1st Lien Term Loan, 8.63%, (3M LIBOR + 7.25%), 07/21/25 (c)	15	15
Petco Animal Supplies Inc.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 01/26/23 (c)	40	30
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 10/10/22 (c)	15	12
Pinnacle Foods Finance LLC
Term Loan B, 3.37%, (3M LIBOR + 2.00%), 02/03/24 (c)	79	79
Pizza Hut Holdings LLC
1st Lien Term Loan B, 3.49%, (3M LIBOR + 2.00%), 05/23/23 (c)	397	399
PODS LLC
Term Loan B, 4.40%, (3M LIBOR + 3.00%), 11/21/24 (c)	30	30
PQ Corp.
Term Loan, 4.63%, (3M LIBOR + 3.25%), 11/04/22 (c)	59	60
Prestige Brands Inc.
Term Loan B-5, 4.10%, (3M LIBOR + 2.75%), 01/20/24 (c)	95	96
Prime Security Services Borrower LLC
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 05/02/22 (c)	402	405
Project Alpha Intermediate Holding Inc.
Term Loan, 5.04%, (3M LIBOR + 3.50%), 04/26/24 (c)	43	42
Quintiles IMS Inc.
Term Loan B, 3.33%, (3M LIBOR + 2.00%), 03/03/24 (c)	206	206
Rackspace Hosting Inc.
Incremental 1st Lien Term Loan, 4.38%, (3M LIBOR + 3.00%), 11/03/23 (c)	144	144
Radiate Holdco LLC
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/09/23 (c)	74	74
RBS Global Inc.
Term Loan, 4.11%, (3M LIBOR + 2.75%), 08/15/20 (c)	44	45
RPI Finance Trust
Term Loan B-6, 3.33%, (3M LIBOR + 2.00%), 03/13/23 (c)	64	64
Sabre GLBL Inc.
Incremental Term Loan B, 3.60%, (3M LIBOR + 2.25%), 02/22/24 (c)	792	796
Sedgwick Claims Management Services Inc.
1st Lien Term Loan, 4.10%, (3M LIBOR + 2.75%), 03/01/21 (c)	35	35
2nd Lien Term Loan, 7.10%, (3M LIBOR + 5.75%), 02/28/22 (c)	55	55
Serta Simmons Bedding LLC
1st Lien Term Loan, 4.85%, (3M LIBOR + 3.50%), 10/20/23 (c)	99	90
2nd Lien Term Loan, 9.41%, (3M LIBOR + 8.00%), 10/21/24 (c)	38	32
ServiceMaster Co.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 11/02/23 (c)	103	103
Signode Industrial Group US Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 05/01/21 (c)	59	59
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (c) (l)	35	35
Solera LLC
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 02/28/23 (c)	49	50
Sophia LP
Term Loan B, 4.58%, (3M LIBOR + 3.25%), 09/30/22 (c)	59	59
Spectrum Brands Inc.
Term Loan B, 3.31%, (3M LIBOR + 2.00%), 06/20/22 (c)	111	111
	Shares/Par[1]	Value
Spin Holdco Inc.
Term Loan B, 5.15%, (3M LIBOR + 3.75%), 11/14/22 (c)	56	57
Staples Inc.
Term Loan B, 5.49%, (3M LIBOR + 4.00%), 08/14/24 (c)	415	406
Station Casinos LLC
Term Loan B, 4.06%, (3M LIBOR + 2.50%), 05/29/23 (c)	75	76
Telenet International Finance SARL
Term Loan AL, 3.92%, (3M LIBOR + 2.50%), 03/31/26 (c)	100	100
Tempo Acquisition LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 04/20/24 (c)	99	99
TEX Operations Co. LLC
Term Loan C, 4.08%, (3M LIBOR + 2.50%), 08/04/23 (c)	24	24
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 08/04/23 (c)	136	137
TIBCO Software Inc.
Term Loan, 4.85%, (3M LIBOR + 3.50%), 12/04/20 (c)	35	35
TKC Holdings Inc.
1st Lien Term Loan, 5.67%, (3M LIBOR + 4.25%), 01/13/23 (c)	99	100
TL Microsemi Corp.
Term Loan, 3.38%, (3M LIBOR + 2.00%), 01/22/18 (c)	336	337
Trader Corp.
Term Loan B, 4.41%, (3M LIBOR + 3.00%), 09/28/23 (c)	28	28
TransDigm Inc.
Extended Term Loan F, 4.10%, (3M LIBOR + 2.75%), 06/09/23 (c)	620	621
Term Loan G, 4.35%, (3M LIBOR + 3.00%), 08/16/24 (c)	143	144
Tronox Blocked Borrower LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 09/15/24 (c)	11	11
Tronox Finance LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 09/30/24 (c)	24	25
U.S. Foods Inc.
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 06/07/23 (c)	123	124
Unitymedia Finance LLC
Term Loan B, 3.73%, (3M LIBOR + 2.25%), 09/30/25 (c)	90	90
Univision Communications Inc.
Term Loan C-5, 4.10%, (3M LIBOR + 2.75%), 03/15/24 (c)	14	14
USI Inc.
Term Loan, 4.35%, (3M LIBOR + 3.00%), 05/16/24 (c)	40	40
Veresen Midstream LP
Term Loan, 4.35%, (3M LIBOR + 3.50%), 03/31/22 (c)	60	60
Veritas Bermuda Ltd.
Term Loan, 5.50%, (3M EURIBOR + 4.50%), 01/27/23 (c)	245	296
Veritas Software Corp.
Term Loan, 5.50%, (3M EURIBOR + 4.50%), 06/07/23, EUR (c)	225	271
VF Holding Corp.
Term Loan, 4.60%, (3M LIBOR + 3.25%), 06/30/23 (c)	84	85
VICI Properties 1 LLC
Replacement Term Loan B, 0.00%, (3M LIBOR + 2.25%), 11/30/24 (c) (l)	85	85
Virgin Media Bristol LLC
Term Loan, 3.98%, (3M LIBOR + 2.50%), 01/30/26 (c)	116	116
Weight Watchers International Inc.
Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/16/24 (c) (l)	18	18

See accompanying Notes to Financial Statements.

10

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Western Digital Corp.
Term Loan, 3.06%, (3M LIBOR + 2.00%), 04/29/21 (c)	245	245
Term Loan B-3, 3.31%, (3M LIBOR + 2.00%), 04/29/23 (c)	656	659
WEX Inc.
Term Loan B-2, 4.10%, (3M LIBOR + 2.75%), 07/01/23 (c)	93	93
Wrangler Buyer Corp.
Term Loan B, 4.35%, (3M LIBOR + 3.00%), 09/19/24 (c)	35	35
		25,879
Total Senior Loan Interests (cost $30,535)		30,262
GOVERNMENT AND AGENCY OBLIGATIONS 5.8%
Argentina 0.3%
Argentina Republic Government International Bond
6.88%, 04/22/21	425	463
Belarus 0.2%
Republic of Belarus
8.95%, 01/26/18 (d)	100	100
Republic of Belarus International Bond
6.88%, 02/28/23 (d)	200	215
		315
Cote D'Ivoire 0.1%
Ivory Coast Government International Bond
5.75%, 12/31/32 (d)	96	96
Croatia 0.3%
Croatia Government International Bond
3.88%, 05/30/22, EUR (d)	400	537
Egypt 0.1%
Egypt Government International Bond
6.13%, 01/31/22 (d)	200	209
Hungary 0.2%
Hungary Government International Bond
5.38%, 03/25/24	320	362
Indonesia 0.3%
Indonesia Government International Bond
2.88%, 07/08/21, EUR (d)	440	575
Portugal 0.3%
Portugal Government International Bond
5.13%, 10/15/24 (d)	525	561
Russian Federation 0.4%
Russia Government International Bond
5.00%, 04/29/20 (d)	600	630
Serbia 0.6%
Republic of Serbia
5.88%, 12/03/18 (d)	520	534
Serbia International Bond
4.88%, 02/25/20 (d)	400	415
		949
Ukraine 0.2%
Ukraine Government International Bond
7.75%, 09/01/21 (d)	300	319
United States of America 2.7%
U.S. Treasury Bond
2.75%, 08/15/47 (m)	3,892	3,896
U.S. Treasury Note
2.25%, 11/15/27	474	467
		4,363
	Shares/Par[1]	Value
Venezuela 0.1%
Petroleos de Venezuela SA
0.00%, 11/15/26 - 05/17/35 (a) (d) (j)	400	94
Total Government And Agency Obligations (cost $9,344)		9,473
SHORT TERM INVESTMENTS 21.1%
Repurchase Agreements 21.1%
Repurchase Agreements (n)		34,695
Total Short Term Investments (cost $34,521)		34,695
Total Investments 123.0% (cost $201,788)		202,141
Total Securities Sold Short (21.1)% (proceeds $33,959)		(34,756)
Total Purchased Options 0.1% (cost $268)		153
Other Derivative Instruments (0.7)%		(1,174)
Other Assets and Liabilities, Net (1.3)%		(1,963)
Total Net Assets 100.0%		$164,401

(a) Non-income producing security.

(b) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $49,237 and 29.9%, respectively.

(c) Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(e) Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f) Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g) Convertible security.

(h) Perpetual security. Next contractual call date presented, if applicable.

(i) Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(j) Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.9% of the Fund’s net assets.

(k) The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(l) This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(m) All or a portion of the security is pledged or segregated as collateral.

(n) For repurchase agreements held at December 31, 2017, see Repurchase Agreements in these Schedules of Investments.

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (21.1%)
CORPORATE BONDS AND NOTES (14.7%)
Belgium (0.5%)
Anheuser-Busch InBev Finance Inc.
4.90%, 02/01/46	(425)	$(494)
Anheuser-Busch InBev NV
2.70%, 03/31/26, EUR (a)	(250)	(341)
		(835)
	Shares/Par[1]	Value
China (0.2%)
Bank of Communications Co. Ltd.
5.00%, (callable at 100 beginning 07/29/20) (a) (b) (c)	(200)	(204)
Industrial & Commercial Bank of China Ltd.
6.00%, (callable at 100 beginning 12/10/19) (a) (b) (c)	(200)	(207)
		(411)

See accompanying Notes to Financial Statements.

11

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Denmark (0.2%)
TDC A/S
3.75%, 03/02/22, EUR (a)	(200)	(271)
France (0.4%)
Air Liquide Finance SA
1.00%, 03/08/27, EUR (a)	(100)	(122)
Danone SA
1.21%, 11/03/28, EUR (a)	(300)	(362)
NEW Areva Holding SA
4.38%, 11/06/19, EUR	(100)	(128)
		(612)
Germany (0.4%)
Bayer Capital Corp. BV
1.25%, 11/13/23, EUR (a)	(120)	(152)
Deutsche Bank AG
6.25%, (callable at 100 beginning 04/30/20) (a) (b) (c)	(200)	(202)
Siemens Financieringsmaatschappij NV
2.88%, 03/10/28, EUR (a)	(260)	(371)
		(725)
Israel (0.7%)
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	(415)	(380)
2.80%, 07/21/23	(86)	(75)
3.15%, 10/01/26	(685)	(567)
4.10%, 10/01/46	(240)	(184)
		(1,206)
Italy (0.5%)
Saipem Finance International BV
3.75%, 09/08/23, EUR (a)	(100)	(128)
Telecom Italia SpA
2.50%, 07/19/23, EUR (a)	(210)	(266)
Wind Tre SpA
2.63%, 01/20/23, EUR (a)	(100)	(117)
3.13%, 01/20/25, EUR (a)	(300)	(351)
		(862)
Luxembourg (0.1%)
Altice Luxembourg SA
7.25%, 05/15/22, EUR (a)	(110)	(134)
Switzerland (0.7%)
Dufry One BV
2.50%, 10/15/24, EUR (a)	(200)	(246)
Novartis Capital Corp.
4.00%, 11/20/45	(510)	(557)
Novartis Finance SA
1.13%, 09/30/27, EUR (a)	(120)	(147)
Syngenta Finance NV
1.88%, 11/02/21, EUR (a)	(100)	(123)
		(1,073)
United Kingdom (0.4%)
AstraZeneca Plc
1.25%, 05/12/28, EUR (a)	(270)	(329)
Boparan Finance Plc
5.25%, 07/15/19, GBP (a)	(250)	(331)
		(660)
United States of America (10.6%)
Actavis Funding SCS
3.80%, 03/15/25	(585)	(597)
Ally Financial Inc.
5.13%, 09/30/24	(325)	(355)
Argos Merger Sub Inc.
7.13%, 03/15/23 (d)	(275)	(165)
Bank of America Corp.
6.30%, (callable at 100 beginning 03/10/26) (b)	(850)	(968)
Cisco Systems Inc.
5.50%, 01/15/40	(850)	(1,127)
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (b)	(850)	(943)
Comcast Corp.
4.00%, 08/15/47	(640)	(668)
Diamond 1 Finance Corp.
8.35%, 07/15/46 (d)	(640)	(830)
	Shares/Par[1]	Value
DISH DBS Corp.
5.88%, 11/15/24	(207)	(202)
Enterprise Products Operating LLC
4.90%, 05/15/46	(640)	(715)
ERAC USA Finance LLC
3.80%, 11/01/25 (d)	(525)	(541)
Express Scripts Holding Co.
4.80%, 07/15/46	(850)	(911)
Exxon Mobil Corp.
4.11%, 03/01/46	(640)	(717)
Intel Corp.
4.10%, 05/11/47	(640)	(710)
International Business Machines Corp.
4.70%, 02/19/46	(190)	(226)
Kennametal Inc.
3.88%, 02/15/22	(38)	(38)
Level 3 Financing Inc.
5.38%, 05/01/25	(375)	(375)
5.25%, 03/15/26	(73)	(72)
Macy's Retail Holdings Inc.
2.88%, 02/15/23	(500)	(470)
Merck & Co. Inc.
3.70%, 02/10/45	(510)	(535)
Mylan NV
3.95%, 06/15/26	(220)	(223)
5.25%, 06/15/46	(850)	(941)
Netflix Inc.
4.38%, 11/15/26	(520)	(512)
PetSmart Inc.
5.88%, 06/01/25 (d)	(46)	(35)
Philip Morris International Inc.
2.75%, 02/25/26	(1,065)	(1,046)
Rackspace Hosting Inc.
8.63%, 11/15/24 (d)	(375)	(403)
Seagate HDD Cayman
4.75%, 01/01/25	(425)	(420)
Sprint Corp.
7.88%, 09/15/23	(150)	(160)
United Rentals North America Inc.
5.88%, 09/15/26	(410)	(441)
Walt Disney Co.
4.13%, 06/01/44	(640)	(695)
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (b)	(850)	(944)
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25	(425)	(427)
		(17,412)
Total Corporate Bonds And Notes (proceeds $23,589)		(24,201)
GOVERNMENT AND AGENCY OBLIGATIONS (6.4%)
Spain (0.7%)
Spain Government Bond
5.40%, 01/31/23, EUR (d)	(780)	(1,171)
United States of America (5.7%)
U.S. Treasury Bond
3.00%, 05/15/47	(2,804)	(2,949)
U.S. Treasury Note
1.38%, 09/15/20	(1,015)	(1,001)
1.88%, 12/15/20	(1,731)	(1,726)
2.00%, 11/30/22	(1,706)	(1,691)
2.13%, 11/30/24	(2,044)	(2,017)
		(9,384)
Total Government And Agency Obligations (proceeds $10,370)		(10,555)
Total Securities Sold Short (21.1%) (proceeds $33,959)		$(34,756)

(a) Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(b) Perpetual security. Next contractual call date presented, if applicable.

(c) Convertible security.

(d) The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $3,145 and 1.9%, respectively.

See accompanying Notes to Financial Statements.

12

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Repurchase Agreements
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
APS	Express Scripts Holding Co., 4.80%, due 07/15/46	850	911	0.65	09/25/17	Open	904	904	904
APS	Mylan NV, 3.95%, due 06/15/26	220	223	0.50	09/25/17	Open	226	226	226
APS	Anheuser-Busch InBev Finance Inc., 4.90%, due 02/01/46	425	494	0.75	10/26/17	Open	478	478	478
BBP	Spain Government Bond, 5.40%, due 01/31/23, EUR	80	120	0.00	09/22/17	Open	124	104	124
BBP	Bank of Communications Co. Ltd., 5.00%, perpetual	200	204	(0.25)	10/19/17	Open	208	208	208
BBP	Dufry One BV, 2.50%, due 10/15/24, EUR	100	123	(0.95)	10/24/17	Open	122	102	122
BBP	Dufry One BV, 2.50%, due 10/15/24, EUR	100	123	(0.95)	10/24/17	Open	122	102	122
BBP	Deutsche Bank AG, 6.25%, perpetual	200	202	0.65	11/02/17	Open	208	208	208
BBP	Danone SA, 1.21%, due 11/03/28, EUR	300	362	(1.00)	11/30/17	Open	364	303	364
BBP	Anheuser-Busch InBev NV, 2.70%, due 03/31/26, EUR	250	341	(1.00)	11/30/17	Open	349	290	349
BCL	Intel Corp., 4.10%, due 05/11/47	440	488	0.75	08/14/17	Open	459	459	459
BCL	Bank of America Corp., 6.30%, perpetual	850	968	0.75	09/22/17	Open	958	958	958
BCL	Citigroup Inc., 6.25%, perpetual	850	943	0.75	09/22/17	Open	955	955	955
BCL	Walt Disney Co., 4.13%, due 06/01/44	640	695	0.75	10/06/17	Open	674	674	674
BCL	Enterprise Products Operating LLC, 4.90%, due 05/15/46	640	715	0.75	10/06/17	Open	693	693	693
BCL	Netflix Inc., 4.38%, due 11/15/26	50	49	0.75	11/03/17	Open	51	51	51
BCL	Rackspace Hosting Inc., 8.63%, due 11/15/24	50	54	(1.00)	11/17/17	Open	52	52	52
BCL	Level 3 Financing Inc., 5.25%, due 03/15/26	73	72	0.75	12/11/17	Open	72	72	72
BCL	DISH DBS Corp., 5.88%, due 11/15/24	75	73	1.00	12/26/17	Open	73	73	73
BCL	U.S. Treasury Note, 2.00%, due 11/30/22	1,706	1,691	0.10	12/29/17	01/02/18	1,693	1,693	1,693
BCL	U.S. Treasury Note, 1.38%, due 09/15/20	1,015	1,001	0.45	12/29/17	01/02/18	1,004	1,004	1,004
BNP	Cisco Systems Inc., 5.50%, due 01/15/40	850	1,127	0.65	09/25/17	Open	1,073	1,073	1,073
BNP	Comcast Corp., 4.00%, due 08/15/47	640	668	0.50	09/25/17	Open	647	647	647
BNP	NEW Areva Holding SA, 4.38%, due 11/06/19, EUR	100	128	(2.86)	11/28/17	Open	129	108	129
BNP	DISH DBS Corp., 5.88%, due 11/15/24	132	129	0.65	12/13/17	Open	131	131	131
BNP	U.S. Treasury Bond, 3.00%, due 05/15/47	2,804	2,949	1.60	12/29/17	01/02/18	2,948	2,948	2,948
CGM	Kennametal Inc., 3.88%, due 02/15/22	38	38	0.75	06/30/17	Open	39	39	39
CGM	Intel Corp., 4.10%, due 05/11/47	200	222	0.85	09/25/17	Open	213	213	213
CGM	Exxon Mobil Corp., 4.11%, due 03/01/46	640	717	0.80	09/25/17	Open	686	686	686
CGM	Philip Morris International Inc., 2.75%, due 02/25/26	1,065	1,046	(0.50)	09/25/17	Open	1,048	1,048	1,048
CGM	Zimmer Biomet Holdings Inc., 3.55%, due 04/01/25	425	427	0.60	09/25/17	Open	437	437	437
CGM	Novartis Capital Corp., 4.00%, due 11/20/45	510	557	0.85	09/25/17	Open	546	546	546
CGM	Merck & Co. Inc., 3.70%, due 02/10/45	510	535	0.85	09/25/17	Open	517	517	517
CGM	Macy's Retail Holdings Inc., 2.88%, due 02/15/23	500	470	0.80	11/10/17	Open	441	441	441
CGM	Rackspace Hosting Inc., 8.63%, due 11/15/24	325	349	0.25	11/10/17	Open	350	350	350
CGM	Level 3 Financing Inc., 5.38%, due 05/01/25	375	375	0.85	11/20/17	Open	375	375	375
CGM	AstraZeneca Plc, 1.25%, due 05/12/28, EUR	270	329	(1.00)	11/30/17	Open	338	281	338
CGM	Teva Pharmaceutical Finance Netherlands III BV, 2.80%, due 07/21/23	86	75	1.10	12/18/17	Open	76	76	76
CGM	Ally Financial Inc., 5.13%, due 09/30/24	325	355	0.50	12/20/17	Open	357	357	357
CSI	Wells Fargo & Co., 5.87%, perpetual	850	944	0.80	09/22/17	Open	957	957	957
CSI	International Business Machines Corp., 4.70%, due 02/19/46	190	226	0.50	09/25/17	Open	213	213	213
CSI	PetSmart Inc., 5.88%, due 06/01/25	46	35	1.00	12/21/17	Open	36	36	36
CSI	U.S. Treasury Note, 1.88%, due 12/15/20	1,731	1,726	0.75	12/29/17	01/03/18	1,727	1,727	1,727
DUB	Spain Government Bond, 5.40%, due 01/31/23, EUR	700	1,051	(0.60)	02/02/17	Open	1,091	908	1,091
DUB	U.S. Treasury Note, 2.13%, due 11/30/24	444	438	1.20	12/29/17	01/02/18	438	438	438
JPM	TDC A/S, 3.75%, due 03/02/22, EUR	200	271	(1.00)	10/03/17	Open	277	231	277
JPM	Boparan Finance Plc, 5.25%, due 07/15/19, GBP	250	331	(2.35)	10/04/17	Open	335	248	335
JPM	Industrial & Commercial Bank of China Ltd., 6.00%, perpetual	200	207	0.00	10/11/17	Open	219	219	219
JPM	Telecom Italia SpA, 2.50%, due 07/19/23, EUR	210	266	(0.85)	10/24/17	01/12/18	271	226	271
JPM	Wind Tre SpA, 3.13%, due 01/20/25, EUR	200	234	(1.85)	11/03/17	Open	242	201	242
JPM	Wind Tre SpA, 3.13%, due 01/20/25, EUR	100	117	(1.85)	11/03/17	Open	121	100	121
JPM	Wind Tre SpA, 2.63%, due 01/20/23, EUR	100	117	(1.00)	11/15/17	Open	119	99	119

See accompanying Notes to Financial Statements.

13

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Repurchase Agreements (continued)
Counter-party	Collateral	Collateral Par[1]	Collateral Value ($)	Rate (%)	Settlement Date	Maturity Date	Proceeds at Maturity ($)	Par[1]	Value ($)
JPM	Syngenta Finance NV, 1.88%, due 11/02/21, EUR	100	123	(1.10)	11/30/17	Open	124	103	124
JPM	Saipem Finance International BV, 3.75%, due 09/08/23, EUR	100	128	(1.65)	11/30/17	Open	131	109	131
JPM	Bayer Capital Corp. BV, 1.25%, due 11/13/23, EUR	120	152	(0.85)	11/30/17	Open	153	127	153
JPM	Air Liquide Finance SA, 1.00%, due 03/08/27, EUR	100	122	(0.85)	11/30/17	Open	123	103	123
JPM	Novartis Finance SA, 1.13%, due 09/30/27, EUR	120	147	(0.85)	11/30/17	Open	149	124	149
JPM	Siemens Financieringsmaatschappij NV, 2.88%, due 03/10/28, EUR	260	371	(0.85)	11/30/17	Open	383	319	383
JPM	Altice Luxembourg SA, 7.25%, due 05/15/22, EUR	110	135	(1.35)	12/18/17	Open	136	113	136
NSI	U.S. Treasury Note, 2.13%, due 11/30/24	1,600	1,579	1.35	12/14/17	Open	1,586	1,586	1,586
RBC	ERAC USA Finance LLC, 3.80%, due 11/01/25	525	541	0.65	04/18/17	Open	541	541	541
RBC	United Rentals North America Inc., 5.88%, due 09/15/26	410	441	0.90	06/22/17	Open	445	445	445
RBC	Seagate HDD Cayman, 4.75%, due 01/01/25	425	420	0.90	08/03/17	Open	412	412	412
RBC	Mylan NV, 5.25%, due 06/15/46	850	941	0.90	09/25/17	Open	939	939	939
RBC	Diamond 1 Finance Corp., 8.35%, due 07/15/46	640	830	0.90	09/25/17	Open	829	829	829
RBC	Netflix Inc., 4.38%, due 11/15/26	470	463	0.90	11/03/17	Open	473	473	473
RBC	Actavis Funding SCS, 3.80%, due 03/15/25	585	597	0.90	11/17/17	Open	594	594	594
RBC	Sprint Corp., 7.88%, due 09/15/23	150	160	0.90	12/12/17	Open	164	164	164
RBC	Teva Pharmaceutical Finance Netherlands III BV, 4.10%, due 10/01/46	240	184	0.00	12/12/17	Open	190	190	190
RBC	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, due 10/01/26	685	567	(0.35)	12/15/17	Open	579	579	579
RBC	Teva Pharmaceutical Finance Netherlands III BV, 2.20%, due 07/21/21	415	380	0.90	12/18/17	Open	387	387	387
RBC	Argos Merger Sub Inc., 7.13%, due 03/15/23	275	165	1.10	12/22/17	Open	171	170	171
									$34,695

See accompanying Notes to Financial Statements.

14

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
JNL/DFA U.S. Small Cap Fund
COMMON STOCKS 99.6%
Consumer Discretionary 16.0%
1-800-Flowers.com Inc. - Class A (a)	4	$43
Abercrombie & Fitch Co. - Class A	6	109
Adtalem Global Education Inc. (a)	2	72
AMC Networks Inc. - Class A (a)	1	49
American Axle & Manufacturing Holdings Inc. (a)	10	162
American Eagle Outfitters Inc.	15	274
American Outdoor Brands Corp. (a) (b)	4	53
American Public Education Inc. (a)	2	51
America's Car-Mart Inc. (a)	1	24
Ark Restaurants Corp.	1	16
Asbury Automotive Group Inc. (a)	2	96
Ascena Retail Group Inc. (a)	11	26
Ascent Capital Group Inc. - Class A (a)	1	7
At Home Group Inc. (a)	2	67
AV Homes Inc. (a)	3	42
Barnes & Noble Education Inc. (a)	1	10
Barnes & Noble Inc.	6	42
Bassett Furniture Industries Inc.	1	32
BBX Capital Corp. - Class A	8	62
Bed Bath & Beyond Inc.	6	132
Belmond Ltd. - Class A (a)	8	101
Big 5 Sporting Goods Corp. (b)	3	21
Big Lots Inc.	4	204
Biglari Holdings Inc. (a)	—	39
BJ's Restaurants Inc.	2	54
Bloomin' Brands Inc.	5	110
Bojangles' Inc. (a)	3	30
Boot Barn Holdings Inc. (a) (b)	2	25
Brinker International Inc. (b)	3	126
Buffalo Wild Wings Inc. (a)	1	124
Build-A-Bear Workshop Inc. (a)	1	11
Caleres Inc.	3	99
Callaway Golf Co.	4	62
Cambium Learning Group Inc. (a)	3	14
Capella Education Co.	1	71
Career Education Corp. (a)	7	88
Carriage Services Inc.	1	35
Carrol's Restaurant Group Inc. (a)	2	27
Cavco Industries Inc. (a)	—	58
Central European Media Entertainment Ltd. - Class A (a) (b)	12	54
Century Casinos Inc. (a)	1	12
Century Communities Inc. (a)	1	31
Cheesecake Factory Inc. (b)	2	86
Chico's FAS Inc.	12	104
Childrens Place Retail Stores Inc.	1	197
Choice Hotels International Inc.	3	257
Churchill Downs Inc.	—	38
Chuy's Holdings Inc. (a)	1	30
Citi Trends Inc.	1	22
Clear Channel Outdoor Holdings Inc. - Class A	2	11
Collectors Universe Inc.	1	17
Cooper Tire & Rubber Co.	4	148
Cooper-Standard Holding Inc. (a)	1	177
Core-Mark Holding Co. Inc.	3	108
Cracker Barrel Old Country Store Inc. (b)	2	250
Crocs Inc. (a)	5	63
CSS Industries Inc.	1	31
Culp Inc.	1	44
Daily Journal Corp. (a) (b)	—	11
Dave & Buster's Entertainment Inc. (a)	3	139
Deckers Outdoor Corp. (a)	3	211
Del Frisco's Restaurant Group Inc. (a)	2	27
Del Taco Restaurants Inc. (a)	2	18
Delta Apparel Inc. (a)	1	20
Denny's Corp. (a)	7	98
Destination XL Group Inc. (a)	6	14
Dick's Sporting Goods Inc.	4	126
Dillard's Inc. - Class A (b)	1	72
DineEquity Inc. (b)	1	50
Diversified Restaurant Holdings Inc. (a)	3	5
	Shares/Par[1]	Value
Dixie Group Inc. - Class A (a)	1	3
Dorman Products Inc. (a)	2	126
DSW Inc. - Class A	6	137
Duluth Holdings Inc. - Class B (a) (b)	1	22
El Pollo Loco Holdings Inc. (a)	3	26
Eldorado Resorts Inc. (a) (b)	7	239
Entravision Communications Corp. - Class A	4	27
Escalade Inc.	2	27
Ethan Allen Interiors Inc.	2	53
EW Scripps Co. - Class A (a)	6	88
Express Inc. (a)	6	60
Fiesta Restaurant Group Inc. (a)	1	27
Finish Line Inc. - Class A	3	42
Five Below Inc. (a)	3	228
Flexsteel Industries Inc.	1	23
Fossil Group Inc. (a) (b)	1	6
Fox Factory Holding Corp. (a)	3	121
Francesca's Holdings Corp. (a)	3	19
FTD Cos. Inc. (a)	1	6
Gaia Inc. - Class A (a)	1	10
Gannett Co. Inc.	10	117
Genesco Inc. (a)	1	48
Gentherm Inc. (a)	3	100
G-III Apparel Group Ltd. (a)	2	85
Global Eagle Entertainment Inc. (a) (b)	5	10
Graham Holdings Co.	—	240
Gray Television Inc. (a)	6	103
Green Brick Partners Inc. (a)	4	43
Group 1 Automotive Inc.	2	135
Groupon Inc. - Class A (a) (b)	34	175
Guess Inc.	4	74
Habit Restaurants Inc. - Class A (a) (b)	1	12
Hamilton Beach Brands Holding Co. (c) (d)	—	10
Hamilton Beach Brands Holding Co.	—	10
Harte-Hanks Inc. (a)	11	10
Haverty Furniture Cos. Inc.	1	32
Helen of Troy Ltd. (a)	2	216
Hemisphere Media Group Inc. - Class A (a)	2	20
Hibbett Sports Inc. (a)	2	32
Hilton Grand Vacations Inc. (a)	5	230
Hooker Furniture Corp.	1	34
Horizon Global Corp. (a)	3	37
Houghton Mifflin Harcourt Co. (a)	4	41
Hovnanian Enterprises Inc. - Class A (a) (b)	9	30
HSN Inc.	2	89
Iconix Brand Group Inc. (a)	2	3
ILG Inc.	10	275
IMAX Corp. (a)	2	52
Installed Building Products Inc. (a)	2	169
iRobot Corp. (a) (b)	2	151
J Alexander's Holdings Inc. (a)	1	14
Jack in the Box Inc.	2	220
John Wiley & Sons Inc. - Class A	4	259
Johnson Outdoors Inc. - Class A	1	38
K12 Inc. (a)	3	47
KB Home	4	134
Kirkland's Inc. (a)	3	31
La Quinta Holdings Inc. (a)	10	189
La-Z-Boy Inc.	4	129
LCI Industries	2	244
Libbey Inc.	4	27
Liberty Expedia Holdings Inc. - Class A (a)	5	201
Liberty Tax Inc. - Class A	1	13
Liberty TripAdvisor Holdings Inc. - Class A (a)	6	61
Lifetime Brands Inc.	2	34
Lindblad Expeditions Holdings Inc. (a)	3	25
Lithia Motors Inc. - Class A	2	225
M/I Homes Inc. (a)	3	87
Malibu Boats Inc. - Class A (a)	1	34
Marcus Corp.	1	38
Marine Products Corp.	2	28
Marriott Vacations Worldwide Corp.	2	301
MCBC Holdings Inc. (a)	1	15
MDC Holdings Inc.	2	75
Meredith Corp.	3	214

See accompanying Notes to Financial Statements.

15

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Meritage Homes Corp. (a)	4	218
Michaels Cos. Inc. (a)	3	68
Modine Manufacturing Co. (a)	4	88
Monro Inc.	3	153
Motorcar Parts of America Inc. (a)	2	38
Movado Group Inc.	—	15
MSG Networks Inc. - Class A (a)	5	96
Murphy USA Inc. (a)	3	218
Nathan's Famous Inc. (a)	1	39
National American University Holdings Inc. (b)	2	2
National CineMedia Inc.	4	29
Nautilus Inc. (a)	2	31
New Home Co. Inc. (a)	2	21
New Media Investment Group Inc.	2	32
New York Times Co. - Class A	10	193
NexStar Media Group Inc. - Class A	3	245
NutriSystem Inc.	2	103
Office Depot Inc.	48	169
Ollie's Bargain Outlet Holdings Inc. (a)	5	244
Overstock.com Inc. (a) (b)	3	205
Oxford Industries Inc.	1	98
Papa John's International Inc.	2	113
Penn National Gaming Inc. (a)	7	217
PetMed Express Inc. (b)	2	81
Pico Holdings Inc.	1	18
Pier 1 Imports Inc.	6	25
Pinnacle Entertainment Inc. (a)	4	144
Planet Fitness Inc. - Class A (a)	6	205
Playa Hotels & Resorts NV (a)	9	98
Potbelly Corp. (a)	2	24
RCI Hospitality Holdings Inc.	1	28
Reading International Inc. - Class A (a)	1	24
Red Robin Gourmet Burgers Inc. (a)	1	59
Red Rock Resorts Inc. - Class A	4	150
Regal Entertainment Group - Class A	9	204
Regis Corp. (a)	2	35
Rent-A-Center Inc. (b)	7	72
Ruth's Hospitality Group Inc.	2	38
Saga Communications Inc. - Class A	—	11
Sally Beauty Holdings Inc. (a)	10	187
Scholastic Corp.	1	58
Scientific Games Corp. - Class A (a)	1	52
SeaWorld Entertainment Inc. (a) (b)	1	16
Sequential Brands Group Inc. (a) (b)	2	3
Shake Shack Inc. - Class A (a) (b)	1	55
Shiloh Industries Inc. (a)	2	20
Shoe Carnival Inc.	1	23
Shutterfly Inc. (a)	2	116
Signet Jewelers Ltd. (b)	1	54
Sinclair Broadcast Group Inc. - Class A (b)	4	163
Skyline Corp. (a)	2	30
Sleep Number Corp. (a)	3	113
Sonic Automotive Inc. - Class A	3	51
Sonic Corp. (b)	3	88
Sotheby's (a)	4	204
Speedway Motorsports Inc.	4	72
Sportsman's Warehouse Holdings Inc. (a) (b)	6	41
Standard Motor Products Inc.	2	89
Steven Madden Ltd. (a)	4	200
Stoneridge Inc. (a)	2	42
Strattec Security Corp.	1	24
Strayer Education Inc.	1	80
Sturm Ruger & Co. Inc. (b)	1	70
Superior Industries International Inc.	1	15
Superior Uniform Group Inc.	2	66
Sypris Solutions Inc. (a)	5	6
Tailored Brands Inc. (b)	3	71
Tandy Leather Factory Inc. (a)	1	9
Taylor Morrison Home Corp. - Class A (a)	7	164
Tempur Sealy International Inc. (a) (b)	3	207
Tenneco Inc.	4	208
Texas Roadhouse Inc.	5	281
Tile Shop Holdings Inc.	4	34
Tilly's Inc. - Class A	2	34
Time Inc.	4	82
	Shares/Par[1]	Value
TopBuild Corp. (a)	2	141
Tower International Inc.	2	46
Town Sports International Holdings Inc. (a)	2	13
Townsquare Media Inc. - Class A (a)	1	9
TravelCenters of America LLC (a)	3	10
Tronc Inc. (a)	2	30
Tupperware Brands Corp.	3	177
U.S. Auto Parts Network Inc. (a)	4	11
Unifi Inc. (a)	1	45
Universal Electronics Inc. (a)	1	46
Urban Outfitters Inc. (a)	8	275
Vera Bradley Inc. (a)	1	16
Vista Outdoor Inc. (a)	5	77
VOXX International Corp. - Class A (a)	2	8
Weight Watchers International Inc. (a)	4	186
Wendy's Co.	11	184
William Lyon Homes - Class A (a)	1	39
Wingstop Inc.	3	99
Winmark Corp.	1	80
Winnebago Industries Inc.	3	156
Wolverine World Wide Inc.	8	253
World Wrestling Entertainment Inc. - Class A (b)	2	66
Zagg Inc. (a)	4	78
Zumiez Inc. (a)	2	41
		20,660
Consumer Staples 4.2%
Alico Inc.	1	33
Andersons Inc.	3	89
Avon Products Inc. (a)	17	37
B&G Foods Inc. (b)	5	158
Bob Evans Farms Inc.	1	60
Boston Beer Co. Inc. - Class A (a) (b)	1	137
Calavo Growers Inc. (b)	1	121
Central Garden & Pet Co. (a)	1	55
Central Garden & Pet Co. - Class A (a)	3	118
Chefs' Warehouse Inc. (a)	2	38
Coca-Cola Bottling Co.	1	119
Craft Brewers Alliance Inc. (a)	1	18
Darling Ingredients Inc. (a)	3	53
Dean Foods Co.	8	97
Edgewell Personal Care Co. (a)	2	126
Energizer Holdings Inc.	3	133
Farmer Bros. Co. (a)	1	41
Hostess Brands Inc. - Class A (a)	8	118
HRG Group Inc. (a)	12	206
Ingles Markets Inc. - Class A	1	39
Inter Parfums Inc.	3	145
J&J Snack Foods Corp.	1	214
John B. Sanfilippo & Son Inc.	1	43
Lancaster Colony Corp.	2	232
Landec Corp. (a)	2	25
Limoneira Co.	1	29
Medifast Inc.	1	50
MGP Ingredients Inc.	1	106
Natural Alternatives International Inc. (a)	1	9
Natural Grocers by Vitamin Cottage Inc. (a) (b)	3	28
Natural Health Trends Corp.	1	14
Nu Skin Enterprises Inc. - Class A	4	271
Oil-Dri Corp. of America	1	27
Performance Food Group Co. (a)	7	240
PriceSmart Inc.	2	197
Primo Water Corp. (a)	1	13
Revlon Inc. - Class A (a) (b)	3	65
Rite Aid Corp. (a) (b)	32	64
Rocky Mountain Chocolate Factory Inc.	2	18
Sanderson Farms Inc.	2	260
Seneca Foods Corp. - Class A (a)	—	13
Smart & Final Stores Inc. (a)	5	43
Snyders-Lance Inc.	8	398
SpartanNash Co.	3	76
Sprouts Farmers Market Inc. (a)	10	248
Supervalu Inc. (a)	3	72
Turning Point Brands Inc.	1	28
United Natural Foods Inc. (a)	2	99

See accompanying Notes to Financial Statements.

16

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
United-Guardian Inc.	—	3
Universal Corp.	2	103
USANA Health Sciences Inc. (a)	2	141
Vector Group Ltd.	10	219
Village Super Market Inc. - Class A	1	13
WD-40 Co.	1	104
Weis Markets Inc.	2	82
		5,488
Energy 5.5%
Abraxas Petroleum Corp. (a)	5	12
Adams Resources & Energy Inc.	1	35
Arch Coal Inc. - Class A	2	186
Archrock Inc.	3	32
Basic Energy Services Inc. (a)	2	36
Bill Barrett Corp. (a)	5	23
Bonanza Creek Energy Inc. (a)	1	28
Bristow Group Inc. (b)	2	22
California Resources Corp. (a) (b)	1	11
Callon Petroleum Co. (a)	19	226
CARBO Ceramics Inc. (a) (b)	2	17
Carrizo Oil & Gas Inc. (a)	4	91
Chesapeake Energy Corp. (a) (b)	18	73
Clean Energy Fuels Corp. (a)	10	21
Cloud Peak Energy Inc. (a)	3	13
CNX Resources Corp. (a)	21	310
CONSOL Energy Inc. (a)	3	105
CVR Energy Inc.	1	19
Delek US Holdings Inc.	5	165
DHT Holdings Inc.	11	41
Dorian LPG Ltd. (a)	4	29
Dril-Quip Inc. (a)	3	120
Earthstone Energy Inc. - Class A (a)	2	23
Eclipse Resources Corp. (a)	17	42
EnLink Midstream LLC	10	177
Ensco Plc - Class A	22	130
Era Group Inc. (a)	1	14
Exterran Corp. (a)	3	79
Forum Energy Technologies Inc. (a)	5	77
GasLog Ltd.	2	41
Gener8 Maritime Inc. (a)	3	18
Green Plains Renewable Energy Inc.	2	29
Gulf Island Fabrication Inc.	2	21
Gulfport Energy Corp. (a)	15	187
Helix Energy Solutions Group Inc. (a)	6	44
Hornbeck Offshore Services Inc. (a)	4	14
International Seaways Inc. (a)	2	43
ION Geophysical Corp. (a)	1	22
Kosmos Energy Ltd. (a)	7	46
Laredo Petroleum Holdings Inc. (a)	13	142
Matador Resources Co. (a)	8	257
Matrix Service Co. (a)	1	16
McDermott International Inc. (a)	26	172
Nabors Industries Ltd.	20	139
NACCO Industries Inc. - Class A	—	15
Natural Gas Services Group Inc. (a)	1	15
Newpark Resources Inc. (a)	4	36
Noble Corp. Plc (a)	11	48
Nordic American Offshore Ltd. (b)	1	1
Nordic American Tankers Ltd.	3	8
Oasis Petroleum Inc. (a)	12	104
Oceaneering International Inc.	9	192
Oil States International Inc. (a)	2	55
Panhandle Oil and Gas Inc. - Class A	1	27
Par Pacific Holdings Inc. (a)	3	66
PBF Energy Inc. - Class A	10	359
PDC Energy Inc. (a)	4	205
Peabody Energy Corp. (a)	9	367
Penn Virginia Corp. (a)	1	38
PHI Inc. (a)	1	17
Pioneer Energy Services Corp. (a)	7	21
QEP Resources Inc. (a)	12	119
Renewable Energy Group Inc. (a)	2	27
Resolute Energy Corp. (a) (b)	1	24
REX Stores Corp. (a)	—	32
	Shares/Par[1]	Value
RigNet Inc. (a)	1	13
Ring Energy Inc. (a)	4	49
Rowan Cos. Plc - Class A (a)	8	127
Sanchez Energy Corp. (a) (b)	4	19
SandRidge Energy Inc. (a)	1	31
Scorpio Tankers Inc.	12	35
SEACOR Holdings Inc. (a)	1	30
SemGroup Corp. - Class A	6	190
SilverBow Resources Inc. (a)	1	31
SM Energy Co.	6	128
Southwestern Energy Co. (a)	22	125
SRC Energy Inc. (a)	11	98
Stone Energy Corp. (a)	1	36
Superior Energy Services Inc. (a)	6	62
Tetra Technologies Inc. (a)	11	46
Transocean Ltd. (a) (b)	20	217
Ultra Petroleum Corp. (a)	12	109
Unit Corp. (a)	4	87
US Silica Holdings Inc.	4	137
W&T Offshore Inc. (a)	9	29
Weatherford International Plc (a)	30	126
Westmoreland Coal Co. (a)	1	1
Whiting Petroleum Corp. (a)	4	101
World Fuel Services Corp.	6	178
		7,129
Financials 20.7%
1st Constitution Bancorp	1	11
1st Source Corp.	2	89
Access National Corp.	2	47
Allegiance Bancshares Inc. (a)	1	24
A-Mark Precious Metals Inc.	1	12
Ambac Financial Group Inc. (a) (d) (e)	6	100
American Equity Investment Life Holding Co.	8	253
American National Bankshares Inc.	1	30
American National Insurance Co.	1	140
American River Bankshares	1	17
Ameris Bancorp	3	132
Amerisafe Inc.	1	83
AmTrust Financial Services Inc. (b)	10	102
Argo Group International Holdings Ltd.	1	62
Arrow Financial Corp.	2	78
Artisan Partners Asset Management Inc. - Class A	3	109
Aspen Insurance Holdings Ltd.	5	195
Associated Bancorp	14	356
Associated Capital Group Inc. - Class A	—	14
Asta Funding Inc. (a)	—	1
Atlantic Capital Bancshares Inc. (a)	2	34
Atlas Financial Holdings Inc. (a)	1	26
Baldwin & Lyons Inc. - Class B	1	29
Banc of California Inc. (b)	2	41
BancFirst Corp.	2	113
Bancorp Inc. (a)	5	49
BancorpSouth Bank	8	266
Bank Mutual Corp.	8	83
Bank of Hawaii Corp.	4	300
Bank of Marin Bancorp	—	33
Bank of NT Butterfield & Son Ltd.	1	47
BankFinancial Corp.	2	25
BankUnited Inc.	9	349
Banner Corp.	2	90
Bar Harbor Bankshares	1	29
Beneficial Bancorp Inc.	6	101
Berkshire Hills Bancorp Inc.	2	85
Blue Capital Reinsurance Holdings Ltd.	1	9
Blue Hills Bancorp Inc.	2	46
BofI Holding Inc. (a)	4	132
Boston Private Financial Holdings Inc.	6	90
Bridge Bancorp Inc.	2	57
Brookline Bancorp Inc.	5	83
Bryn Mawr Bank Corp.	1	52
BSB BanCorp Inc. (a)	1	31
C&F Financial Corp.	1	54
Camden National Corp.	1	45
Cannae Holdings Inc. (a)	6	94

See accompanying Notes to Financial Statements.

17

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Capital City Bank Group Inc.	1	29
Capitol Federal Financial Inc.	13	172
Carolina Financial Corp.	1	37
Cathay General Bancorp	7	316
CenterState Bank Corp.	3	87
Central Pacific Financial Corp.	6	180
Central Valley Community Bancorp	1	18
Century Bancorp Inc. - Class A	—	28
Charter Financial Corp.	1	23
Chemical Financial Corp.	7	353
Citizens & Northern Corp.	1	20
Citizens Inc. - Class A (a) (b)	4	30
City Holdings Co.	1	73
Clifton Bancorp Inc.	1	13
CNB Financial Corp.	3	72
CoBiz Financial Inc.	4	80
Cohen & Steers Inc.	3	143
Columbia Banking System Inc.	8	328
Community Bank System Inc.	5	252
Community Bankers Trust Corp. (a)	1	11
Community Trust Bancorp Inc.	1	62
ConnectOne Bancorp Inc.	2	57
Cowen Inc. - Class A (a)	1	16
Crawford & Co. - Class A	3	23
Crawford & Co. - Class B	3	27
Customers Bancorp Inc. (a)	2	64
CVB Financial Corp.	9	213
Diamond Hill Investment Group Inc.	—	46
Dime Community Bancshares Inc.	2	48
Donegal Group Inc. - Class A	4	62
Donnelley Financial Solutions Inc. (a)	2	42
Eagle Bancorp Inc. (a)	3	163
eHealth Inc. (a)	2	40
EMC Insurance Group Inc.	2	49
Employer Holdings Inc.	2	100
Encore Capital Group Inc. (a) (b)	1	53
Enova International Inc. (a)	2	36
Enterprise Bancorp Inc.	2	72
Enterprise Financial Services Corp.	1	62
Equity Bancshares Inc. - Class A (a)	—	14
Evercore Inc. - Class A	3	227
Ezcorp Inc. - Class A (a)	4	50
Farmers Capital Bank Corp.	1	24
Farmers National Banc Corp.	3	40
FB Financial Corp. (a)	—	18
FBL Financial Group Inc. - Class A	1	92
FCB Financial Holdings Inc. - Class A (a)	2	121
Federal Agricultural Mortgage Corp. - Class C	1	49
Federated Investors Inc. - Class B	8	272
Federated National Holding Co.	1	11
Fidelity Southern Corp.	2	44
Financial Engines Inc.	4	130
Financial Institutions Inc.	1	20
First Bancorp Inc.	1	50
First Bancorp Inc. (a)	11	58
First Bancorp Inc.	2	49
First Busey Corp.	3	94
First Commonwealth Financial Corp.	5	74
First Community Bancshares Inc.	2	47
First Connecticut Bancorp Inc.	1	33
First Defiance Financial Corp.	1	32
First Financial Bancorp	4	113
First Financial Bankshares Inc. (b)	4	198
First Financial Corp.	1	41
First Financial Northwest Inc.	1	11
First Foundation Inc. (a)	3	47
First Horizon National Corp.	2	32
First Internet Bancorp	—	11
First Interstate BancSystem Inc. - Class A	2	84
First Merchants Corp.	3	130
First Mid-Illinois Bancshares Inc.	1	51
First Midwest Bancorp Inc.	10	229
First of Long Island Corp.	1	41
FirstCash Inc.	3	219
Flagstar Bancorp Inc. (a)	4	148
	Shares/Par[1]	Value
Flushing Financial Corp.	3	77
Franklin Financial Network Inc. (a)	1	35
Fulton Financial Corp.	15	263
Gain Capital Holdings Inc. (b)	2	21
GAMCO Investors Inc. - Class A	1	21
Genworth Financial Inc. - Class A (a)	4	12
German American Bancorp Inc.	2	60
Glacier Bancorp Inc.	6	253
Global Indemnity Ltd. - Class A (a)	1	29
Great Southern Bancorp Inc.	1	50
Great Western Bancorp Inc.	5	188
Green Bancorp Inc. (a)	3	52
Green Dot Corp. - Class A (a)	3	210
Greenhill & Co. Inc.	2	46
Greenlight Capital Re Ltd. - Class A (a)	2	49
Guaranty Bancorp	1	29
Hanmi Financial Corp.	2	68
HarborOne Bancorp Inc. (a)	1	13
HCI Group Inc.	1	22
Health Insurance Innovations Inc. - Class A (a) (b)	1	22
Heartland Financial USA Inc.	2	123
Hennessy Advisors Inc.	1	12
Heritage Commerce Corp.	3	41
Heritage Financial Corp.	1	37
Heritage Insurance Holdings Inc.	1	17
Hingham Institution for Savings	—	34
Home Bancorp Inc.	—	16
Home Bancshares Inc.	11	250
HomeStreet Inc. (a)	1	37
HomeTrust Bancshares Inc. (a)	2	57
Hope Bancorp Inc.	11	198
Horace Mann Educators Corp.	2	76
Horizon Bancorp	1	33
Houlihan Lokey Inc. - Class A	2	93
Howard Bancorp Inc. (a)	1	15
Impac Mortgage Holdings Inc. (a) (b)	1	11
Independent Bank Corp.	1	97
Independent Bank Group Inc.	1	78
Infinity Property & Casualty Corp.	—	45
Interactive Brokers Group Inc.	6	348
International Bancshares Corp.	6	243
INTL FCStone Inc. (a)	1	42
Investment Technology Group Inc.	1	24
Investors Title Co.	—	50
James River Group Holdings Ltd.	1	53
Kearny Financial Corp.	5	66
Kemper Corp.	4	241
Kingstone Cos. Inc.	1	26
Ladenburg Thalmann Financial Services Inc.	28	90
Lakeland Bancorp Inc.	3	63
Lakeland Financial Corp.	2	81
LCNB Corp.	1	10
LegacyTexas Financial Group Inc.	3	147
Legg Mason Inc.	9	364
LendingClub Corp. (a)	20	81
LendingTree Inc. (a) (b)	1	257
Live Oak Bancshares Inc.	1	23
Macatawa Bank Corp.	5	48
Maiden Holdings Ltd.	5	31
MainSource Financial Group Inc.	1	38
Manning & Napier Inc. - Class A	3	9
Marlin Business Services Inc.	1	16
MB Financial Inc.	8	346
MBIA Inc. (a) (b)	6	40
MBT Financial Corp.	3	29
Mercantile Bank Corp.	1	40
Mercury General Corp.	4	221
Meridian Bancorp Inc.	4	87
Meta Financial Group Inc.	1	53
Midland States Bancorp Inc.	2	67
MidWestOne Financial Group Inc.	—	15
Moelis & Co. - Class A	2	89
Morningstar Inc.	2	205
National Bank Holdings Corp. - Class A	1	43
National Commerce Corp. (a)	1	25

See accompanying Notes to Financial Statements.

18

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
National General Holdings Corp.	6	109
National Western Life Group Inc. - Class A	—	98
Nationstar Mortgage Holdings Inc. (a) (b)	8	151
Navient Corp.	13	175
Navigators Group Inc.	2	75
NBT Bancorp Inc.	2	84
Nelnet Inc. - Class A	3	153
Nicholas Financial Inc. (a)	2	17
Nicolet Bankshares Inc. (a)	—	26
NMI Holdings Inc. - Class A (a)	3	52
Northeast Bancorp	—	4
Northfield Bancorp Inc.	4	64
Northrim BanCorp Inc.	—	13
Northwest Bancshares Inc.	4	69
OceanFirst Financial Corp.	2	42
Ocwen Financial Corp. (a) (b)	6	18
OFG Bancorp	3	24
Old Line Bancshares Inc.	1	30
Old Second Bancorp Inc.	1	16
OM Asset Management Plc	7	112
On Deck Capital Inc. (a)	6	36
OneMain Holdings Inc. (a)	—	11
Oppenheimer Holdings Inc. - Class A	1	18
Opus Bank (a)	2	45
Oritani Financial Corp.	3	52
Pacific Mercantile Bancorp (a)	1	10
Pacific Premier Bancorp Inc. (a)	2	82
Park National Corp.	1	114
Peapack Gladstone Financial Corp.	1	43
PennyMac Financial Services Inc. - Class A (a)	3	60
Peoples Bancorp Inc.	1	47
People's Utah Bancorp	1	38
PHH Corp. (a)	2	21
PJT Partners Inc. - Class A	1	62
Popular Inc.	5	181
PRA Group Inc. (a) (b)	3	92
Preferred Bank	1	56
Primerica Inc.	4	375
ProAssurance Corp.	5	283
Provident Financial Holdings Inc.	2	38
Provident Financial Services Inc.	3	70
QCR Holdings Inc.	1	23
Regional Management Corp. (a)	1	19
Renasant Corp.	3	109
Republic Bancorp Inc. - Class A	2	65
Republic First Bancorp Inc. (a) (b)	2	14
Riverview Bancorp Inc.	3	23
RLI Corp.	3	181
S&T Bancorp Inc.	3	108
Safeguard Scientifics Inc. (a)	1	15
Safety Insurance Group Inc.	1	63
Sandy Spring Bancorp Inc.	2	72
Seacoast Banking Corp. of Florida (a)	3	66
Selective Insurance Group Inc.	5	264
ServisFirst Bancshares Inc.	4	153
Sierra Bancorp	1	25
Silvercrest Asset Management Group Inc. - Class A	1	13
Simmons First National Corp. - Class A	2	136
South State Corp.	4	347
Southern First Bancshares Inc. (a)	—	12
Southern Missouri Bancorp Inc.	1	36
Southern National Bancorp of Virginia Inc.	3	41
Southside Bancshares Inc.	1	48
State Auto Financial Corp.	5	135
State Bank Financial Corp.	3	80
Sterling Bancorp	16	397
Stewart Information Services Corp.	2	70
Stifel Financial Corp.	6	377
Stock Yards Bancorp Inc.	2	70
Summit Financial Group Inc.	1	21
Sun Bancorp Inc.	3	72
TCF Financial Corp.	14	289
Third Point Reinsurance Ltd. (a)	8	112
Timberland Bancorp Inc.	1	18
Tompkins Financial Corp.	1	82
	Shares/Par[1]	Value
Towne Bank	3	96
Trico Bancshares	2	70
Tristate Capital Holdings Inc. (a)	2	39
Triumph Bancorp Inc. (a)	1	34
TrustCo Bank Corp.	8	76
Trustmark Corp.	6	190
UMB Financial Corp.	2	167
Union Bankshares Corp.	2	69
United Bankshares Inc.	7	257
United Community Banks Inc.	5	143
United Community Financial Corp.	4	36
United Financial Bancorp Inc.	4	62
United Fire Group Inc.	1	55
United Insurance Holdings Corp.	1	20
Universal Insurance Holdings Inc.	3	70
Univest Corp. of Pennsylvania	2	52
Validus Holdings Ltd.	1	25
Valley National Bancorp	24	275
Veritex Holdings Inc. (a)	1	21
Virtu Financial Inc. - Class A (b)	5	98
Virtus Investment Partners Inc.	—	35
Waddell & Reed Financial Inc. - Class A	6	129
Walker & Dunlop Inc. (a)	2	103
Washington Federal Inc.	6	190
Washington Trust Bancorp Inc.	1	75
WashingtonFirst Bankshares Inc.	2	53
Waterstone Financial Inc.	3	47
WesBanco Inc.	2	88
West Bancorp Inc.	3	66
Westamerica Bancorp (b)	2	104
Western New England Bancorp Inc.	4	47
Westwood Holdings Group Inc.	1	39
WMIH Corp. (a)	10	8
World Acceptance Corp. (a)	1	52
WSFS Financial Corp.	2	111
Xenith Bankshares Inc. (a)	3	109
		26,786
Health Care 8.9%
Abaxis Inc.	1	72
Acadia HealthCare Co. Inc. (a)	1	22
Accuray Inc. (a)	4	16
Achillion Pharmaceuticals Inc. (a)	4	12
Acorda Therapeutics Inc. (a)	3	65
Adamas Pharmaceuticals Inc. (a) (b)	2	65
Addus HomeCare Corp. (a)	1	42
Advaxis Inc. (a) (b)	2	6
Agile Therapeutics Inc. (a) (b)	3	9
Alder Biopharmaceuticals Inc. (a)	2	27
Allscripts-Misys Healthcare Solutions Inc. (a)	15	216
Almost Family Inc. (a)	1	45
AMAG Pharmaceuticals Inc. (a)	1	16
Amedisys Inc. (a)	2	82
American Renal Associates Holdings Inc. (a)	2	30
Amicus Therapeutics Inc. (a) (b)	5	74
AMN Healthcare Services Inc. (a)	4	180
Amphastar Pharmaceuticals Inc. (a)	4	75
Analogic Corp.	2	161
AngioDynamics Inc. (a)	3	48
ANI Pharmaceuticals Inc. (a)	1	45
Anika Therapeutics Inc. (a)	1	65
Aratana Therapeutics Inc. (a)	2	12
Ardelyx Inc. (a)	4	24
Assembly Biosciences Inc. (a)	1	25
Atrion Corp.	—	203
BioScrip Inc. (a) (b)	1	4
Biospecifics Technologies Corp. (a)	1	30
BioTelemetry Inc. (a)	4	120
Bovie Medical Corp. (a) (b)	1	2
Brookdale Senior Living Inc. (a)	17	167
Calithera Biosciences Inc. (a)	3	28
Cambrex Corp. (a)	2	114
Cantel Medical Corp.	3	281
Capital Senior Living Corp. (a)	1	18
Cascadian Therapeutics Inc. (a)	6	22

See accompanying Notes to Financial Statements.

19

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Celldex Therapeutics Inc. (a)	7	21
Chemed Corp.	1	255
Chimerix Inc. (a)	6	28
Civitas Solutions Inc. (a)	3	54
Community Health Systems Inc. (a) (b)	12	50
Computer Programs & Systems Inc. (b)	—	12
Concert Pharmaceuticals Inc. (a)	2	45
Conmed Corp.	2	126
Corcept Therapeutics Inc. (a) (b)	8	146
Corvel Corp. (a)	2	109
Corvus Pharmaceuticals Inc. (a) (b)	1	13
Cotiviti Holdings Inc. (a)	8	244
Cross Country Healthcare Inc. (a)	2	19
CryoLife Inc. (a)	2	30
Cumberland Pharmaceuticals Inc. (a)	3	21
Cutera Inc. (a)	1	46
DepoMed Inc. (a)	6	47
Diplomat Pharmacy Inc. (a)	6	113
Eagle Pharmaceuticals Inc. (a) (b)	1	53
Emergent BioSolutions Inc. (a)	3	146
Enanta Pharmaceuticals Inc. (a)	2	107
Endo International Plc (a)	15	117
Ensign Group Inc.	4	83
Envision Healthcare Corp. (a)	1	45
Enzo Biochem Inc. (a)	4	29
Esperion Therapeutics Inc. (a) (b)	1	91
Evolent Health Inc. - Class A (a) (b)	6	73
Exactech Inc. (a)	1	69
Five Prime Therapeutics Inc. (a)	3	72
Fonar Corp. (a)	1	14
Geron Corp. (a) (b)	10	18
Globus Medical Inc. - Class A (a)	6	245
Haemonetics Corp. (a)	4	251
Halyard Health Inc. (a)	3	133
HealthEquity Inc. (a)	3	161
HealthStream Inc. (a)	1	33
Heska Corp. (a)	—	29
HMS Holdings Corp. (a)	4	71
Horizon Pharma Plc (a)	11	161
Ignyta Inc. (a)	2	66
Immune Design Corp. (a) (b)	2	8
Impax Laboratories Inc. (a)	6	92
Innoviva Inc. (a)	8	114
Inogen Inc. (a)	1	159
Inovalon Holdings Inc. - Class A (a) (b)	1	21
Inovio Pharmaceuticals Inc. (a) (b)	5	20
Integer Holdings Corp. (a)	1	67
Intra-Cellular Therapies Inc. (a)	5	75
Invacare Corp.	2	32
Iridex Corp. (a)	2	13
Karyopharm Therapeutics Inc. (a)	5	46
Kindred Healthcare Inc.	5	44
Lannett Co. Inc. (a) (b)	—	6
Lantheus Holdings Inc. (a)	2	50
LeMaitre Vascular Inc.	1	39
LHC Group Inc. (a)	1	89
Lipocine Inc. (a) (b)	1	4
LivaNova Plc (a)	4	355
Luminex Corp.	1	28
MacroGenics Inc. (a)	2	34
Magellan Health Services Inc. (a)	2	211
Mallinckrodt Plc (a)	8	174
MannKind Corp. (a) (b)	9	21
MEI Pharma Inc. (a)	4	9
Meridian Bioscience Inc.	3	47
Merit Medical Systems Inc. (a)	3	126
Merrimack Pharmaceuticals Inc. (b)	1	8
Miragen Therapeutics Inc. (a)	1	13
Misonix Inc. (a)	1	9
Molina Healthcare Inc. (a)	1	93
Momenta Pharmaceuticals Inc. (a)	3	44
Myriad Genetics Inc. (a)	4	137
NantHealth Inc. (a)	4	12
NantKwest Inc. (a)	2	10
National Healthcare Corp.	1	42
	Shares/Par[1]	Value
National Research Corp. - Class A	4	140
National Research Corp. - Class B	1	46
Natus Medical Inc. (a)	2	61
NeoGenomics Inc. (a) (b)	4	40
NuVasive Inc. (a)	3	180
Omnicell Inc. (a)	2	98
Opko Health Inc. (a) (b)	44	218
OraSure Technologies Inc. (a)	4	82
Orthofix International NV (a)	2	82
Owens & Minor Inc.	5	92
Patterson Cos. Inc.	2	87
PDL BioPharma Inc. (a)	11	30
Phibro Animal Health Corp. - Class A	1	50
Prestige Brands Holdings Inc. (a)	4	159
Providence Services Corp. (a)	1	50
PTC Therapeutics Inc. (a) (b)	2	31
Quality Systems Inc. (a)	5	74
Quidel Corp. (a)	2	103
Quorum Health Corp. (a)	4	22
R1 RCM Inc. (a)	6	26
RadNet Inc. (a)	3	33
Recro Pharma Inc. (a) (b)	1	12
Repligen Corp. (a)	3	101
Retrophin Inc. (a)	2	49
RTI Surgical Inc. (a)	6	27
Sangamo Therapeutics Inc. (a) (b)	2	31
SeaSpine Holdings Corp. (a)	3	25
Select Medical Holdings Corp. (a)	11	193
Simulations Plus Inc.	1	15
Spectrum Pharmaceuticals Inc. (a)	9	178
Stemline Therapeutics Inc. (a)	1	19
Sucampo Pharmaceuticals Inc. - Class A (a) (b)	3	55
Supernus Pharmaceuticals Inc. (a)	4	153
Surgery Partners Inc. (a) (b)	2	29
SurModics Inc. (a)	1	34
Syndax Pharmaceuticals Inc. (a)	1	8
Tenet Healthcare Corp. (a)	8	119
Tetraphase Pharmaceuticals Inc. (a)	7	46
Tivity Health Inc. (a)	3	116
Trevena Inc. (a)	6	10
Triple-S Management Corp. - Class B (a)	1	31
US Physical Therapy Inc.	1	61
Utah Medical Products Inc.	1	41
Varex Imaging Corp. (a)	3	124
Verastem Inc. (a)	7	22
Voyager Therapeutics Inc. (a)	1	22
Xencor Inc. (a)	3	66
Zogenix Inc. (a)	3	122
		11,534
Industrials 19.6%
AAON Inc.	4	134
AAR Corp.	2	61
ABM Industries Inc.	4	147
ACCO Brands Corp. (a)	10	117
Actuant Corp. - Class A	4	106
Advanced Drainage Systems Inc.	4	90
Aegion Corp. (a)	2	60
Aerojet Rocketdyne Holdings Inc. (a)	6	174
Aerovironment Inc. (a)	4	229
Air Transport Services Group Inc. (a)	5	119
Alamo Group Inc.	1	99
Albany International Corp. - Class A	3	163
Allegiant Travel Co.	1	197
Allied Motion Technologies Inc.	1	34
Altra Holdings Inc.	2	107
American Railcar Industries Inc.	1	49
American Woodmark Corp. (a)	1	162
Apogee Enterprises Inc.	2	111
Applied Industrial Technologies Inc.	3	210
ARC Document Solutions Inc. (a)	3	8
ArcBest Corp.	2	74
Ardmore Shipping Corp. (a)	3	27
Argan Inc.	1	53
Armstrong Flooring Inc. (a)	1	22

See accompanying Notes to Financial Statements.

20

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Armstrong World Industries Inc. (a)	4	222
Astec Industries Inc.	1	60
Astronics Corp. (a)	1	56
Atkore International Group Inc. (a)	4	95
Atlas Air Worldwide Holdings Inc. (a)	2	124
Avis Budget Group Inc. (a) (b)	6	251
Axon Enterprise Inc. (a) (b)	3	87
AZZ Inc.	3	155
Babcock & Wilcox Enterprises Inc. (a) (b)	5	31
Barnes Group Inc.	4	280
Barrett Business Services Inc.	—	29
Beacon Roofing Supply Inc. (a)	5	316
Blue Bird Corp. (a)	2	34
BMC Stock Holdings Inc. (a)	5	120
Brady Corp. - Class A	3	129
Briggs & Stratton Corp.	3	86
Brink's Co.	4	292
Builders FirstSource Inc. (a)	8	166
CAI International Inc. (a)	2	48
Casella Waste Systems Inc. - Class A (a)	4	85
CBIZ Inc. (a)	6	85
Ceco Environmental Corp.	2	10
Celadon Group Inc. (b)	2	13
Chart Industries Inc. (a)	1	57
CIRCOR International Inc.	2	84
Civeo Corp. (a)	12	33
Clean Harbors Inc. (a)	5	255
Cogint Inc. (a) (b)	3	14
Columbus Mckinnon Corp.	1	41
Comfort Systems USA Inc.	3	139
Commercial Vehicle Group Inc. (a)	2	25
Continental Building Products Inc. (a)	3	92
Costamare Inc.	11	63
Covanta Holding Corp. (b)	9	145
Covenant Transportation Group Inc. - Class A (a)	1	40
CSW Industrials Inc. (a)	1	40
Cubic Corp.	1	67
Deluxe Corp.	4	279
DMC Global Inc.	1	19
Douglas Dynamics Inc.	2	76
Ducommun Inc. (a)	1	34
DXP Enterprises Inc. (a)	1	26
Dycom Industries Inc. (a)	2	240
Eagle Bulk Shipping Inc. (a)	2	10
Eastern Co.	1	15
Echo Global Logistics Inc. (a)	2	46
Encore Wire Corp.	1	46
EnerSys Inc.	3	205
Engility Holdings Inc. (a)	5	151
Ennis Inc.	3	61
EnPro Industries Inc.	1	128
ESCO Technologies Inc.	2	147
Essendant Inc.	2	16
Esterline Technologies Corp. (a)	3	207
Exponent Inc.	2	123
Federal Signal Corp.	6	111
Forrester Research Inc.	1	48
Forward Air Corp.	2	125
Franklin Covey Co. (a)	2	51
Franklin Electric Co. Inc.	4	175
FreightCar America Inc.	1	11
FTI Consulting Inc. (a)	2	76
Fuel Tech Inc. (a)	4	4
FuelCell Energy Inc. (a) (b)	5	8
Genco Shipping & Trading Ltd. (a)	2	30
Generac Holdings Inc. (a)	4	213
Gibraltar Industries Inc. (a)	1	41
Global Brass & Copper Holdings Inc.	1	45
GMS Inc. (a)	3	127
Golden Ocean Group Ltd. (a) (b)	1	11
Goldfield Corp. (a)	1	6
Gorman-Rupp Co.	2	65
GP Strategies Corp. (a)	1	27
Graham Corp.	1	14
Granite Construction Inc.	3	208
	Shares/Par[1]	Value
Great Lakes Dredge & Dock Corp. (a)	4	23
Greenbrier Cos. Inc. (b)	1	60
Griffon Corp.	4	82
H&E Equipment Services Inc.	2	95
Harsco Corp. (a)	6	118
Hawaiian Holdings Inc.	4	145
Heartland Express Inc.	6	149
Heidrick & Struggles International Inc.	1	36
Herc Holdings Inc. (a)	2	127
Heritage-Crystal Clean Inc. (a)	2	41
Herman Miller Inc.	4	180
Hertz Global Holdings Inc. (a)	2	50
Hill International Inc. (a)	5	27
Hillenbrand Inc.	4	195
HNI Corp.	3	115
HUB Group Inc. - Class A (a)	2	112
Hudson Global Inc. (a)	2	4
Hudson Technologies Inc. (a)	2	14
Hurco Cos. Inc.	—	13
Huron Consulting Group Inc. (a)	1	49
Huttig Building Products Inc. (a) (b)	2	10
Hyster-Yale Materials Handling Inc. - Class A	1	83
ICF International Inc. (a)	1	73
IES Holdings Inc. (a)	1	21
InnerWorkings Inc. (a)	5	50
Innovative Solutions & Support Inc. (a)	—	1
Insperity Inc.	3	143
Insteel Industries Inc.	1	30
Interface Inc.	5	125
Intersections Inc. (a)	3	6
John Bean Technologies Corp.	2	242
Kadant Inc.	1	91
Kaman Corp.	2	118
KBR Inc.	12	228
Kelly Services Inc. - Class A	1	39
Kennametal Inc.	7	321
Keyw Holding Corp. (a) (b)	2	14
Kforce Inc.	2	41
Kimball International Inc. - Class B	3	52
Kirby Corp. (a)	4	255
KLX Inc. (a)	5	324
Knoll Inc.	4	98
Korn/Ferry International	3	123
Kratos Defense & Security Solutions Inc. (a)	10	104
Lawson Products Inc. (a)	1	30
Layne Christensen Co. (a)	4	44
LB Foster Co. (a)	—	12
Lindsay Corp.	1	65
LSC Communications Inc.	3	43
Lydall Inc. (a)	1	67
Manitex International Inc. (a)	1	9
Manitowoc Co. Inc. (a)	3	129
Marten Transport Ltd.	5	101
Masonite International Corp. (a)	2	148
MasTec Inc. (a)	7	333
Matson Inc.	4	106
Matthews International Corp. - Class A	3	140
Maxar Technologies Ltd.	1	92
McGrath RentCorp	2	107
Mercury Systems Inc. (a)	3	162
Meritor Inc. (a)	7	172
Milacron Holdings Corp. (a)	7	125
Miller Industries Inc.	1	14
Mistras Group Inc. (a)	2	44
Mobile Mini Inc.	3	118
Moog Inc. - Class A (a)	3	231
MRC Global Inc. (a)	3	58
MSA Safety Inc.	3	222
Mueller Industries Inc.	4	153
Mueller Water Products Inc. - Class A	12	149
Multi-Color Corp.	1	109
MYR Group Inc. (a)	1	52
National Presto Industries Inc. (b)	1	60
Navigant Consulting Inc. (a)	3	60
Navistar International Corp. (a)	2	71

See accompanying Notes to Financial Statements.

21

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
NCI Building Systems Inc. (a)	6	111
Nexeo Solutions Inc. (a) (b)	7	66
NL Industries Inc. (a)	3	50
NN Inc.	1	33
Northwest Pipe Co. (a)	1	12
NOW Inc. (a)	5	52
NV5 Holdings Inc. (a)	1	43
Omega Flex Inc.	1	40
On Assignment Inc. (a)	4	279
PAM Transportation Services Inc. (a)	1	18
Park-Ohio Holdings Corp.	1	45
Patrick Industries Inc. (a)	2	128
Patriot Transportation Holding Inc. (a)	—	5
Pendrell Corp. - Class A	—	4
Performant Financial Corp. (a)	3	5
PGT Innovations Inc. (a)	4	72
Pitney Bowes Inc.	13	144
Ply Gem Holdings Inc. (a)	5	94
Powell Industries Inc.	—	9
Preformed Line Products Co.	1	38
Primoris Services Corp.	5	130
Proto Labs Inc. (a)	2	206
Quad/Graphics Inc. - Class A	3	68
Quanex Building Products Corp.	2	51
Radiant Logistics Inc. (a)	4	17
Raven Industries Inc.	2	72
RBC Bearings Inc. (a)	2	230
Regal-Beloit Corp.	4	315
Resources Connection Inc.	2	34
Rexnord Corp. (a)	9	222
Roadrunner Transportation Systems Inc. (a)	1	6
RPX Corp.	4	56
Rush Enterprises Inc. - Class A (a)	3	148
Saia Inc. (a)	2	167
Scorpio Bulkers Inc.	5	34
Simpson Manufacturing Co. Inc.	4	223
SiteOne Landscape Supply Inc. (a)	3	211
SkyWest Inc.	2	115
SP Plus Corp. (a)	2	68
Spartan Motors Inc.	2	28
Sparton Corp. (a)	2	42
Spirit Airlines Inc. (a)	5	215
SPX Corp. (a)	2	77
SPX Flow Technology USA Inc. (a)	2	85
Standex International Corp.	1	89
Steelcase Inc. - Class A	6	90
Sterling Construction Co. Inc. (a)	1	19
Sun Hydraulics Corp.	2	139
Tennant Co.	1	76
Tetra Tech Inc.	4	188
Thermon Group Holdings Inc. (a)	1	18
Titan International Inc.	3	35
Titan Machinery Inc. (a)	1	26
TPI Composites Inc. (a)	2	32
Trex Co. Inc. (a)	2	201
TriMas Corp. (a)	2	65
TriNet Group Inc. (a)	5	202
Triton International Ltd. - Class A	7	258
Triumph Group Inc.	4	118
TrueBlue Inc. (a)	3	89
Tutor Perini Corp. (a)	2	52
Twin Disc Inc. (a)	1	19
Ultralife Corp. (a)	—	1
UniFirst Corp.	1	209
Universal Forest Products Inc.	5	190
Universal Logistics Holdings Inc.	3	75
US Ecology Inc.	2	115
USA Truck Inc. (a)	1	21
Valmont Industries Inc.	2	308
Vectrus Inc. (a)	1	31
Veritiv Corp. (a)	1	20
Viad Corp.	2	107
Vicor Corp. (a)	1	25
VSE Corp.	1	47
Wabash National Corp.	5	108
	Shares/Par[1]	Value
WageWorks Inc. (a)	3	170
Watts Water Technologies Inc. - Class A	2	174
Welbilt Inc. (a)	10	226
Werner Enterprises Inc.	6	230
Wesco Aircraft Holdings Inc. (a)	7	52
WESCO International Inc. (a)	4	262
Willdan Group Inc. (a)	1	13
Xerium Technologies Inc. (a)	1	6
YRC Worldwide Inc. (a)	2	34
		25,308
Information Technology 13.9%
ACI Worldwide Inc. (a)	9	201
Actua Corp. (a)	4	66
Acxiom Corp. (a)	6	172
ADTRAN Inc.	6	107
Advanced Energy Industries Inc. (a)	3	204
Agilysys Inc. (a)	3	39
Alpha & Omega Semiconductor Ltd. (a)	3	42
Ambarella Inc. (a)	1	67
American Software Inc. - Class A	3	29
Amkor Technology Inc. (a)	18	183
Amtech Systems Inc. (a)	2	16
ANGI Homeservices Inc. (a) (b)	8	79
Anixter International Inc. (a)	3	233
Applied Optoelectronics Inc. (a) (b)	2	58
Avid Technology Inc. (a)	3	14
AVX Corp.	8	136
Aware Inc. (a)	5	22
Axcelis Technologies Inc. (a)	1	31
AXT Inc. (a)	2	13
Badger Meter Inc.	4	168
Barracuda Networks Inc. (a)	4	97
Bazaarvoice Inc. (a)	14	76
Bel Fuse Inc. - Class B	1	34
Belden Inc.	3	268
Benchmark Electronics Inc. (a)	2	60
Blackhawk Network Holdings Inc. (a)	5	166
Blucora Inc. (a)	4	94
Bottomline Technologies Inc. (a)	2	56
BroadSoft Inc. (a) (b)	1	29
BroadVision Inc. (a)	2	7
Brooks Automation Inc.	4	88
Cabot Microelectronics Corp.	2	196
CACI International Inc. - Class A (a)	2	299
CalAmp Corp. (a)	3	72
Calix Inc. (a)	6	35
Carbonite Inc. (a)	1	35
Cardtronics Plc - Class A (a)	3	59
Cars.com Inc. (a) (b)	2	43
Cass Information Systems Inc.	1	46
CEVA Inc. (a)	2	88
Ciena Corp. (a)	11	224
Cimpress NV (a)	2	260
Cirrus Logic Inc. (a)	5	272
Clearfield Inc. (a)	1	14
Cohu Inc.	2	36
CommerceHub Inc. - Class A (a) (b)	1	24
Computer Task Group Inc. (a)	4	21
Comtech Telecommunications Corp.	1	27
Concurrent Computer Corp.	1	8
Conduent Inc. (a)	19	313
Control4 Corp. (a)	4	108
Convergys Corp.	6	152
CoreLogic Inc. (a)	1	44
Cray Inc. (a)	2	49
Cree Inc. (a)	7	251
CSG Systems International Inc.	3	150
CTS Corp.	3	70
Cyberoptics Corp. (a) (b)	1	12
Daktronics Inc.	2	22
Datawatch Corp. (a)	2	20
Diebold Nixdorf Inc. (b)	1	20
Digi International Inc. (a)	1	14
Diodes Inc. (a)	4	103

See accompanying Notes to Financial Statements.

22

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
DSP Group Inc. (a)	1	12
DST Systems Inc.	4	254
Eastman Kodak Co. (a) (b)	2	7
Ebix Inc. (b)	2	163
Electro Scientific Industries Inc. (a)	5	115
Ellie Mae Inc. (a)	2	213
eMagin Corp. (a) (b)	2	4
Endurance International Group Holdings Inc. (a)	9	75
ePlus Inc. (a)	1	99
EVERTEC Inc.	1	10
Evolving Systems Inc. (a)	1	6
ExlService Holdings Inc. (a)	3	168
Extreme Networks (a)	10	127
Fabrinet (a)	3	72
FARO Technologies Inc. (a)	1	49
Finisar Corp. (a)	9	186
FitBit Inc. - Class A (a) (b)	4	23
FormFactor Inc. (a)	4	59
Globant SA (a) (b)	—	11
Glu Mobile Inc. (a)	5	19
GSI Technology Inc. (a)	5	39
GTT Communications Inc. (a)	4	171
Hackett Group Inc.	2	33
Harmonic Inc. (a)	6	25
ID Systems Inc. (a)	2	11
II-VI Inc. (a)	5	244
Infinera Corp. (a)	6	39
Innodata Inc. (a)	6	8
Inphi Corp. (a) (b)	1	41
Insight Enterprises Inc. (a)	3	106
Integrated Device Technology Inc. (a)	6	170
InterDigital Inc.	2	179
Internap Corp. (a)	2	24
Itron Inc. (a)	3	198
IXYS Corp. (a)	5	118
j2 Global Inc.	4	272
Kemet Corp. (a)	4	56
Key Tronic Corp. (a)	3	18
Kimball Electronics Inc. (a)	2	40
Knowles Corp. (a)	4	53
Kopin Corp. (a) (b)	9	29
Kulicke & Soffa Industries Inc. (a)	3	73
Lattice Semiconductor Corp. (a)	6	33
Leaf Group Ltd. (a)	4	41
LightPath Technologies Inc. - Class A (a)	4	9
Limelight Networks Inc. (a)	20	90
Liquidity Services Inc. (a)	1	3
Lumentum Holdings Inc. (a)	4	208
Luxoft Holding Inc. - Class A (a)	1	75
M/A-COM Technology Solutions Holdings Inc. (a) (b)	—	14
Magnachip Semiconductor Corp. (a)	2	21
Manhattan Associates Inc. (a)	5	236
Mantech International Corp. - Class A	1	57
MaxLinear Inc. - Class A (a)	3	79
Meet Group Inc. (a)	4	10
Mesa Laboratories Inc.	—	20
Methode Electronics Inc.	3	106
MicroStrategy Inc. - Class A (a)	1	85
MoneyGram International Inc. (a)	9	113
Monotype Imaging Holdings Inc.	6	146
MTS Systems Corp.	1	58
Nanometrics Inc. (a)	2	44
NCR Corp. (a)	1	26
NeoPhotonics Corp. (a)	2	13
NetGear Inc. (a)	2	129
NetScout Systems Inc. (a)	7	219
Network-1 Technologies Inc.	3	6
NIC Inc.	5	77
Novanta Inc. (a)	3	136
NVE Corp.	—	24
Oclaro Inc. (a) (b)	10	66
OSI Systems Inc. (a)	1	86
PAR Technology Corp. (a)	—	4
Park Electrochemical Corp.	1	15
Paylocity Holding Corp. (a)	4	169
	Shares/Par[1]	Value
PC Connection Inc.	2	46
PCM Inc. (a)	2	20
PDF Solutions Inc. (a)	1	22
Perficient Inc. (a)	2	42
PFSweb Inc. (a)	2	17
Photronics Inc. (a)	3	27
Pixelworks Inc. (a)	3	16
Plantronics Inc.	3	143
Plexus Corp. (a)	1	89
Power Integrations Inc.	2	120
PRGX Global Inc. (a)	5	36
Progress Software Corp.	4	176
QAD Inc. - Class A	1	41
Qualys Inc. (a)	2	113
Qumu Corp. (a)	3	7
Rambus Inc. (a)	6	78
RealPage Inc. (a)	6	253
Ribbon Communications Inc. (a)	2	18
Rogers Corp. (a)	2	244
Rosetta Stone Inc. (a)	2	22
Rudolph Technologies Inc. (a)	2	41
Sanmina Corp. (a)	7	230
Sapiens International Corp. NV (b)	1	10
ScanSource Inc. (a)	1	35
Science Applications International Corp.	3	231
Semtech Corp. (a)	5	170
ServiceSource International Inc. (a)	4	14
Shutterstock Inc. (a)	2	91
Silicon Laboratories Inc. (a)	3	282
Silver Spring Networks Inc. (a)	1	16
SMTC Corp. (a)	1	3
SolarEdge Technologies Inc. (a)	2	76
Stamps.com Inc. (a) (b)	1	220
StarTek Inc. (a)	2	17
Stratasys Ltd. (a) (b)	3	50
Super Micro Computer Inc. (a)	2	42
Sykes Enterprises Inc. (a)	3	104
Synaptics Inc. (a)	3	108
Synchronoss Technologies Inc. (a)	2	15
Syntel Inc. (a)	6	139
Systemax Inc.	3	109
Tech Data Corp. (a)	4	345
TechTarget Inc. (a)	2	24
Telaria Inc. (a)	7	30
TeleNav Inc. (a)	1	8
TeleTech Holdings Inc.	4	157
Transact Technologies Inc.	—	3
Travelport Worldwide Ltd.	10	135
TTM Technologies Inc. (a)	9	147
Tucows Inc. (a) (b)	1	40
Ultra Clean Holdings Inc. (a)	3	69
Unisys Corp. (a) (b)	3	22
VASCO Data Security International Inc. (a)	3	38
Veeco Instruments Inc. (a)	2	29
VeriFone Systems Inc. (a)	3	60
Verint Systems Inc. (a)	5	216
ViaSat Inc. (a) (b)	5	357
Viavi Solutions Inc. (a)	5	40
Virtusa Corp. (a)	1	51
Vishay Intertechnology Inc. (b)	9	195
Vishay Precision Group Inc. (a)	1	17
Wayside Technology Group Inc.	—	6
Web.com Group Inc. (a)	4	93
Xcerra Corp. (a)	9	88
XO Group Inc. (a)	1	24
Xperi Corp.	2	45
Zedge Inc. - Class B (a)	1	3
Zix Corp. (a)	4	16
Zynga Inc. - Class A (a)	64	255
		18,025
Materials 5.8%
A. Schulman Inc.	2	74
AdvanSix Inc. (a)	2	97
AgroFresh Solutions Inc. (a)	4	33

See accompanying Notes to Financial Statements.

23

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
AK Steel Holding Corp. (a) (b)	19	109
American Vanguard Corp.	2	41
Balchem Corp.	2	172
Boise Cascade Co.	3	106
Cabot Corp.	5	310
Calgon Carbon Corp.	4	75
Carpenter Technology Corp.	2	105
Century Aluminum Co. (a)	4	84
Chase Corp.	1	110
Clearwater Paper Corp. (a)	1	52
Cleveland-Cliffs Inc. (a)	19	134
Coeur d'Alene Mines Corp. (a)	13	94
Commercial Metals Co.	1	29
Compass Minerals International Inc. (b)	3	201
Core Molding Technologies Inc.	—	4
Deltic Timber Corp.	—	32
Domtar Corp.	3	173
Ferro Corp. (a)	6	137
Ferroglobe Plc (a)	7	119
Ferroglobe Rep and Warranty Insurance Trust (a) (d) (e) (f)	9	—
Flotek Industries Inc. (a)	3	12
FutureFuel Corp.	3	43
GCP Applied Technologies Inc. (a)	5	172
Gold Resource Corp.	6	25
Greif Inc. - Class A	2	129
Greif Inc. - Class B	—	28
Hawkins Inc.	1	30
Haynes International Inc.	—	14
HB Fuller Co.	4	224
Hecla Mining Co.	37	146
Ingevity Corp. (a)	2	163
Innophos Holdings Inc.	1	63
Innospec Inc.	2	120
Intrepid Potash Inc. (a) (b)	6	27
Kaiser Aluminum Corp.	2	240
KapStone Paper and Packaging Corp.	8	181
KMG Chemicals Inc.	1	63
Koppers Holdings Inc. (a)	1	70
Kraton Corp. (a)	2	104
Kronos Worldwide Inc.	5	135
Materion Corp.	1	50
McEwen Mining Inc. (b)	4	9
Mercer International Inc.	5	64
Minerals Technologies Inc.	3	199
Myers Industries Inc.	2	40
Neenah Paper Inc.	1	110
Northern Technologies International Corp.	1	20
Omnova Solutions Inc. (a)	4	39
P.H. Glatfelter Co.	3	61
Platform Specialty Products Corp. (a)	26	262
PolyOne Corp.	5	232
Quaker Chemical Corp.	1	133
Rayonier Advanced Materials Inc.	3	54
Resolute Forest Products Inc. (a)	4	44
Ryerson Holding Corp. (a)	3	26
Schnitzer Steel Industries Inc. - Class A	2	64
Schweitzer-Mauduit International Inc.	2	108
Sensient Technologies Corp.	3	210
Silgan Holdings Inc.	7	212
Stepan Co.	2	123
Summit Materials Inc. - Class A (a)	9	279
SunCoke Energy Inc. (a)	5	57
Synalloy Corp.	2	22
TimkenSteel Corp. (a)	4	60
Trecora Resources (a)	1	15
Tredegar Corp.	3	55
Trinseo SA	3	208
Tronox Ltd. - Class A	3	69
UFP Technologies Inc. (a)	1	17
United States Lime & Minerals Inc.	1	39
US Concrete Inc. (a)	1	93
Verso Corp. - Class A (a)	3	54
Worthington Industries Inc.	5	228
		7,536
	Shares/Par[1]	Value
Real Estate 0.7%
Altisource Portfolio Solutions SA (a) (b)	1	27
Consolidated-Tomoka Land Co.	1	31
Drive Shack Inc.	2	11
Forestar Group Inc. (a) (b)	1	13
FRP Holdings Inc. (a)	1	42
Griffin Industrial Realty Inc.	1	32
HFF Inc. - Class A	3	147
Kennedy-Wilson Holdings Inc.	4	68
Marcus & Millichap Inc. (a)	3	99
Maui Land & Pineapple Co. Inc. (a)	1	18
RE/MAX Holdings Inc. - Class A	1	56
Realogy Holdings Corp.	7	191
RMR Group Inc. - Class A	1	56
St. Joe Co. (a)	3	50
Tejon Ranch Co. (a)	2	41
		882
Telecommunication Services 1.3%
Alaska Communications Systems Group Inc. (a)	2	6
ATN International Inc.	1	63
Boingo Wireless Inc. (a)	3	67
Cincinnati Bell Inc. (a)	3	68
Cogent Communications Group Inc.	4	158
Consolidated Communications Holdings Inc.	6	67
Frontier Communications Corp. (b)	1	9
General Communication Inc. - Class A (a)	6	231
Hawaiian Telcom Holdco Inc. (a)	2	48
IDT Corp. - Class B	2	16
Intelsat SA (a)	8	27
Iridium Communications Inc. (a) (b)	9	103
ORBCOMM Inc. (a)	4	41
pdvWireless Inc. (a) (b)	1	17
Shenandoah Telecommunications Co.	4	127
Spok Holdings Inc.	1	16
Telephone & Data Systems Inc.	9	252
US Cellular Corp. (a)	3	102
Vonage Holdings Corp. (a)	16	164
Windstream Holdings Inc. (b)	15	28
		1,610
Utilities 3.0%
American States Water Co.	3	173
Artesian Resources Corp. - Class A	1	42
Atlantica Yield Plc	8	161
Black Hills Corp.	3	186
California Water Service Group	4	176
Chesapeake Utilities Corp.	2	155
Connecticut Water Services Inc.	1	48
Dynegy Inc. (a)	7	83
El Paso Electric Co.	3	171
Genie Energy Ltd. - Class B	2	9
Hawaiian Electric Industries Inc.	8	299
MGE Energy Inc.	2	139
Middlesex Water Co.	1	41
New Jersey Resources Corp.	6	241
Northwest Natural Gas Co.	2	126
NorthWestern Corp.	4	220
NRG Yield Inc. - Class A	3	50
NRG Yield Inc. - Class C	5	92
Ormat Technologies Inc.	4	262
Otter Tail Corp.	3	120
Pattern Energy Group Inc. - Class A (b)	7	143
PNM Resources Inc.	6	245
RGC Resources Inc.	—	12
SJW Corp.	2	136
South Jersey Industries Inc.	6	189
Spark Energy Inc. - Class A (b)	1	10
Spire Inc.	4	276
Unitil Corp.	1	45
York Water Co.	1	38
		3,888
Total Common Stocks (cost $108,654)		128,846

See accompanying Notes to Financial Statements.

24

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
RIGHTS 0.0%
First Eagle Holdings Inc. (a) (d) (f)	3	2
Total Rights (cost $2)		2
SHORT TERM INVESTMENTS 4.7%
Investment Companies 0.5%
JNL Government Money Market Fund - Institutional Class, 1.16% (g) (h)	666	666
Securities Lending Collateral 4.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (h)	5,381	5,381
Total Short Term Investments (cost $6,047)		6,047
Total Investments 104.3% (cost $114,703)		134,895
Other Assets and Liabilities, Net (4.3)%		(5,575)
Total Net Assets 100.0%		$129,320

(a)  Non-income producing security.

(b)  All or portion of the security was on loan.

(c)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(d)   The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(g)   Investment in affiliate.

(h)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/DoubleLine Total Return Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 45.4%
Adjustable Rate Mortgage Trust
Series 2005-6A21-4, REMIC, 3.57%, 08/25/35 (a)	7,608	$7,653
Ajax Mortgage Loan Trust
Series 2017-A-A, 3.47%, 04/25/57 (b) (c)	8,993	9,025
ALM XIX LLC
Series 2016-A1-19A, 2.91%, (3M US LIBOR + 1.55%), 07/15/28 (a) (c)	2,500	2,514
Series 2016-A2-19A, 3.56%, (3M US LIBOR + 2.20%), 07/15/28 (a) (c)	2,500	2,525
Alternative Loan Trust
Series 2005-A2-23CB, REMIC, 5.50%, 07/25/35	4,581	4,494
Series 2006-1A7-23CB, REMIC, 6.00%, 08/25/36	3,029	3,050
Series 2006-A16-19CB, REMIC, 6.00%, 08/25/36	3,041	2,729
Annisa CLO Ltd.
Series 2016-B-2A, 3.46%, (3M US LIBOR + 2.10%), 07/20/28 (a) (c)	5,000	5,014
Apidos CLO XV
Series 2015-A1R-20A, 2.69%, (3M US LIBOR + 1.33%), 01/16/27 (a) (c)	1,000	1,002
Apidos CLO XVI
Series 2013-A1R-16A, 2.29%, (3M US LIBOR + 0.98%), 01/19/25 (a) (c)	2,000	2,001
Aqua Finance Trust
Series 2017-A-A, 3.72%, 10/15/24 (c)	6,962	6,942
Atrium Hotel Portfolio Trust
Series 2017-E-ATRM, 4.53%, (1M US LIBOR + 3.05%), 11/15/19 (a) (c)	2,785	2,755
Avery Point II CLO Ltd.
Series 2013-D-2A, 4.80%, (3M US LIBOR + 3.45%), 07/17/25 (a) (c)	500	502
Babson CLO Ltd.
Series 2014-AR-3A, 2.68%, (3M US LIBOR + 1.32%), 01/15/26 (a) (c)	5,000	5,006
	Shares/Par[1]	Value
Series 2014-D1-3A, 4.86%, (3M US LIBOR + 3.50%), 01/15/26 (a) (c)	1,000	1,002
Banc of America Alternative Loan Trust
Series 2006-1CB1-1, REMIC, 6.00%, 02/25/36	12,378	12,310
Series 2006-5CB1-4, REMIC, 6.50%, 05/25/36	7,344	7,051
Banc of America Funding Trust
Series 2005-2A1-5, REMIC, 5.50%, 09/25/35	3,442	3,554
Banc of America Re-Remic Trust
Series 2014-E-IP, REMIC, 2.72%, 06/15/18 (a) (c)	2,000	1,989
Bayview Opportunity Master Fund IIIB Trust
Series 2017-RN3-A1, 3.23%, 05/28/19 (b) (c)	6,513	6,519
BBCMS Trust
Series 2015-D-STP, REMIC, 4.28%, 09/10/20 (a) (c)	2,300	2,316
Series 2017-C-DELC, REMIC, 2.68%, (1M US LIBOR + 1.20%), 08/15/19 (a) (c)	722	721
Series 2017-D-DELC, REMIC, 3.18%, (1M US LIBOR + 1.70%), 08/15/19 (a) (c)	823	821
Series 2017-E-DELC, REMIC, 3.98%, (1M US LIBOR + 2.50%), 08/15/19 (a) (c)	1,725	1,725
Series 2017-F-DELC, REMIC, 4.98%, (1M US LIBOR + 3.50%), 08/15/19 (a) (c)	1,653	1,647
Series 2014-E-BXO, REMIC, 4.04%, (1M US LIBOR + 2.56%), 08/15/27 (a) (c)	3,171	3,178
Bear Stearns Asset Backed Securities I Trust
Series 2006-21A3-AC2, REMIC, 6.00%, 03/25/36	2,390	2,644
BlueMountain CLO Ltd.
Series 2015-A1-3A, 2.84%, (3M US LIBOR + 1.48%), 10/20/27 (a) (c)	5,000	5,010
BX Trust
Series 2017-D-SLCT, 3.53%, (1M US LIBOR + 2.05%), 07/15/19 (a) (c)	1,108	1,109
Series 2017-E-SLCT, 4.63%, (1M US LIBOR + 3.15%), 07/15/19 (a) (c)	1,822	1,830
Carlyle Global Market Strategies CLO Ltd.
Series 2015-A1A-5A, 2.91%, (3M US LIBOR + 1.55%), 01/20/28 (a) (c)	5,000	5,046
Series 2015-A2A-5A, 3.61%, (3M US LIBOR + 2.25%), 01/20/28 (a) (c)	2,000	2,021
Series 2015-B2-5A, 4.61%, (3M US LIBOR + 3.25%), 01/20/28 (a) (c)	1,000	1,016
Cent CLO 19 Ltd.
Series 2013-A1A-19A, 2.71%, (3M US LIBOR + 1.33%), 10/29/25 (a) (c)	500	500
CFCRE Commercial Mortgage Trust
Series 2016-C-C4, REMIC, 4.88%, 04/10/26 (a)	2,839	2,922
Interest Only, Series 2016-XA-C4, REMIC, 1.75%, 05/10/58 (a)	11,919	1,268
Chase Mortgage Finance Trust
Series 2006-2A1-S2, REMIC, 6.00%, 10/25/36	12,061	10,102
CHL Mortgage Pass-Through Trust
Series 2006-1A35-20, REMIC, 6.00%, 02/25/37	4,290	3,682
Series 2007-1A5-8, REMIC, 5.44%, 01/25/38	4,208	3,454
CHT Mortgage Trust
Series 2017-E-CSMO, REMIC, 4.38%, (1M US LIBOR + 3.00%), 11/15/19 (a) (c)	1,806	1,811
Series 2017-F-CSMO, REMIC, 5.12%, (1M US LIBOR + 3.74%), 11/15/19 (a) (c)	963	965
CIM Trust
Series 2017-B2-3RR, 14.42%, 01/27/57 (a) (c)	34,540	38,165
Series 2017-A1-6, 3.02%, 06/25/57 (a) (c)	14,174	13,998
Series 2016-B2-1RR, REMIC, 9.71%, 07/26/55 (a) (c)	25,000	22,551
Series 2016-B2-2RR, REMIC, 9.40%, 02/27/56 (a) (c)	25,000	23,128
Series 2016-B2-3RR, REMIC, 11.02%, 02/27/56 (a) (c)	25,000	22,909
Citigroup Commercial Mortgage Trust
Series 2014-A4-GC25, REMIC, 3.64%, 09/10/24	1,766	1,836
Interest Only, Series 2014-XA-GC21, REMIC, 1.24%, 05/10/47 (a)	34,818	2,090
Interest Only, Series 2016-XA-GC36, REMIC, 1.34%, 02/10/49 (a)	21,847	1,725
Interest Only, Series 2016-XA-P3, REMIC, 1.71%, 04/15/49 (a)	18,351	1,839

See accompanying Notes to Financial Statements.

25

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Citigroup Mortgage Loan Trust Inc.
Series 2009-3A2-12, REMIC, 6.00%, 05/25/37 (a) (c)	3,407	3,348
CitiMortgage Alternative Loan Trust
Series 2006-1A1-A4, REMIC, 6.00%, 09/25/36	2,582	2,515
Series 2007-1A11-A5, REMIC, 6.00%, 05/25/37	2,369	2,312
CLNS Trust
Series 2017-D-IKPR, 3.48%, (1M US LIBOR + 2.05%), 06/11/22 (a) (c)	1,973	1,975
Series 2017-E-IKPR, 4.93%, (1M US LIBOR + 3.50%), 06/11/22 (a) (c)	1,973	1,977
Series 2017-F-IKPR, 5.93%, (1M US LIBOR + 4.50%), 06/11/22 (a) (c)	1,973	1,980
Coinstar Funding LLC
Series 2017-A2-1A, 5.22%, 04/25/23 (c)	9,950	10,326
Cold Storage Trust
Series 2017-A-ICE3, 2.48%, (1M US LIBOR + 1.00%), 04/15/24 (a) (c)	1,790	1,793
Series 2017-C-ICE3, 2.83%, (1M US LIBOR + 1.35%), 04/15/24 (a) (c)	2,183	2,188
COMM Mortgage Trust
Series 2014-A4-UBS3, REMIC, 3.82%, 05/10/24	1,766	1,845
Series 2014-A4-CR20, REMIC, 3.59%, 10/10/24	1,766	1,828
Series 2015-AM-CR23, REMIC, 3.80%, 04/10/25	3,000	3,049
Interest Only, Series 2016-XA-DC2, REMIC, 1.06%, 10/10/25 (a)	19,887	1,261
Series 2016-C-CR28, REMIC, 4.65%, 12/10/25 (a)	2,274	2,261
Series 2016-C-DC2, REMIC, 4.64%, 02/10/26 (a)	1,340	1,305
Interest Only, Series 2014-XA-CR17, REMIC, 1.13%, 05/10/47 (a)	37,388	1,733
Interest Only, Series 2015-XA-CR26, REMIC, 1.04%, 10/10/48 (a)	30,433	1,780
Commercial Mortgage Loan Trust
Interest Only, Series 2013-XA-CR12, REMIC, 1.29%, 10/10/46 (a)	37,510	1,897
Commercial Mortgage Pass-Through Certificates
Series 2014-C-CR19, REMIC, 4.72%, 08/10/24 (a)	1,500	1,529
Interest Only, Series 2015-XA-DC1, REMIC, 1.16%, 02/10/48 (a)	29,442	1,572
Commonbond Student Loan Trust
Series 2016-A1-B, 2.73%, 10/25/40 (c)	6,788	6,766
Core Industrial Trust
Series 2015-D-CALW, REMIC, 3.85%, 02/10/22 (a) (c)	2,000	2,015
Credit Suisse First Boston Mortgage Securities Corp.
Series 2005-3A2-9, REMIC, 6.00%, 10/25/35	5,613	3,506
Series 2005-7A1-11, REMIC, 6.00%, 12/25/35	8,961	7,737
Credit Suisse Mortgage Capital Certificates
Series 2006-2A3-2, REMIC, 6.00%, 03/25/36	5,994	5,063
CSAIL Commercial Mortgage Trust
Interest Only, Series 2015-XA-C1, REMIC, 0.94%, 01/17/25 (a)	20,759	1,001
Series 2015-C-C4, REMIC, 4.58%, 11/18/25 (a)	1,911	1,918
CSMC Trust
Series 2016-A1-PR1, REMIC, 5.50%, 05/25/19 (b) (c)	7,879	7,784
Series 2014-1A1-WIN1, REMIC, 3.00%, 03/25/29 (a) (c)	7,462	7,424
Series 2011-6A9-5R, REMIC, 3.48%, 11/27/37 (a) (c)	14,981	15,062
Series 2015-A1-PR2, REMIC, 4.25%, 07/26/55 (b) (c)	11,849	11,747
CSMLT Trust
Series 2015-1A2-3, REMIC, 3.50%, 08/25/34 (a) (c)	4,766	4,856
Series 2015-A9-1, REMIC, 3.50%, 06/25/36 (a) (c)	13,648	13,838
DBJPM Mortgage Trust
Interest Only, Series 2016-XA-C1, REMIC, 1.50%, 05/10/49 (a)	24,512	2,225
Deutsche Alt-A Securities Mortgage Loan Trust
Series 2007-2A1-2, REMIC, 1.85%, (1M US LIBOR + 0.30%), 09/25/47 (a)	25,220	22,084
Dryden XXXIV Senior Loan Fund
Series 2014-DR-34A, 4.76%, (3M US LIBOR + 3.40%), 10/15/26 (a) (c)	1,000	1,002
	Shares/Par[1]	Value
First Horizon Alternative Mortgage Securities Trust
Series 2006-1A2-FA2, REMIC, 6.00%, 05/25/36	5,218	4,155
First Horizon Asset Securities Inc.
Series 2007-A1-5, REMIC, 6.25%, 11/25/37	6,488	5,390
GCAT LLC
Series 2017-5, 3.23%, 07/25/47 (b) (c)	8,657	8,666
GMACM Mortgage Loan Trust
Series 2005-A7-AF1, REMIC, 5.75%, 07/25/35	6,032	5,999
GS Mortgage Securities Trust
Interest Only, Series 2016-XA-GS3, 1.28%, 10/10/49 (a)	32,518	2,633
Series 2014-A5-GC26, REMIC, 3.63%, 11/13/24	1,500	1,559
Interest Only, Series 2015-XA-GC34, REMIC, 1.36%, 10/10/25 (a)	24,643	1,921
Interest Only, Series 2014-XA-GC20, REMIC, 1.00%, 04/10/47 (a)	19,152	937
Interest Only, Series 2014-XA-GC24, REMIC, 0.83%, 09/10/47 (a)	48,102	1,910
Interest Only, Series 2015-XA-GS1, REMIC, 0.82%, 11/10/48 (a)	34,525	1,751
Interest Only, Series 2017-C-2, REMIC, 1.14%, 08/10/50 (a)	34,329	2,889
Halcyon Loan Advisors Funding Ltd.
Series 2012-B-1A, 4.42%, (3M US LIBOR + 3.00%), 08/15/23 (a) (c)	500	501
Series 2012-C-2A, 4.48%, (3M US LIBOR + 2.85%), 12/20/24 (a) (c)	1,430	1,433
Series 2013-C-2A, 4.08%, (3M US LIBOR + 2.70%), 08/01/25 (a) (c)	250	250
Series 2013-D-2A, 5.18%, (3M US LIBOR + 3.80%), 08/01/25 (a) (c)	1,000	991
Series 2014-A1R-1A, 2.48%, (3M US LIBOR + 1.13%), 04/18/26 (a) (c)	1,000	1,001
HERO Funding Trust
Series 2016-A2-4A, 4.29%, 09/20/37 (c)	8,571	8,973
Hildene CLO II Ltd.
Series 2014-AR-2A, 2.54%, (3M US LIBOR + 1.18%), 07/19/26 (a) (c)	2,500	2,505
Hildene CLO IV Ltd.
Series 2015-A1A-4A, 2.86%, (3M US LIBOR + 1.50%), 07/23/27 (a) (c)	2,000	2,002
IndyMac INDA Mortgage Loan Trust
Series 2006-4A1-AR2, REMIC, 3.65%, 09/25/36 (a)	6,248	6,038
Jamestown CLO IV Ltd.
Series 2014-A1AR-4A, 2.05%, (3M US LIBOR + 0.69%), 07/15/26 (a) (c)	500	500
Jamestown CLO VI Ltd.
Series 2015-A1AR-6A, 2.59%, (3M US LIBOR + 1.15%), 02/20/27 (a) (c)	1,000	1,000
JPMBB Commercial Mortgage Securities Trust
Series 2014-C-C21, REMIC, 4.66%, 07/15/24 (a)	2,000	2,013
Series 2014-A4-C26, REMIC, 3.49%, 12/15/24	950	976
Series 2015-C-C32, REMIC, 4.67%, 10/15/25 (a)	2,370	2,360
Series 2015-C-C33, REMIC, 4.62%, 11/15/25 (a)	2,224	2,297
Interest Only, Series 2016-XA-C2, REMIC, 1.70%, 06/15/49 (a)	25,401	2,312
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2016-B-ASH, 3.63%, (1M US LIBOR + 2.15%), 10/15/22 (a) (c)	1,947	1,951
Series 2016-C-ASH, 4.23%, (1M US LIBOR + 2.75%), 10/15/22 (a) (c)	1,099	1,103
Series 2006-AM-LDP9, REMIC, 5.37%, 05/15/47	1,220	1,225
Series 2016-E-WIKI, REMIC, 4.01%, 10/05/21 (a) (c)	3,075	3,032
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2017-C-MAUI, REMIC, 2.73%, (1M US LIBOR + 1.25%), 07/15/19 (a) (c)	753	753
Series 2017-D-MAUI, REMIC, 3.43%, (1M US LIBOR + 1.95%), 07/15/19 (a) (c)	706	706
Series 2017-E-MAUI, REMIC, 4.43%, (1M US LIBOR + 2.95%), 07/15/19 (a) (c)	625	625
Series 2017-F-MAUI, REMIC, 5.23%, (1M US LIBOR + 3.75%), 07/15/19 (a) (c)	880	881
Series 2017-B-FL10, REMIC, 2.48%, (1M US LIBOR + 1.00%), 06/15/22 (a) (c)	699	699

See accompanying Notes to Financial Statements.

26

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series 2017-C-FL10, REMIC, 2.73%, (1M US LIBOR + 1.25%), 06/15/22 (a) (c)	528	528
Series 2017-D-FL10, REMIC, 3.38%, (1M US LIBOR + 1.90%), 06/15/22 (a) (c)	1,709	1,701
Series 2007-AM-LDPX, REMIC, 5.46%, 01/15/49 (a)	900	902
JPMorgan Resecuritization Trust
Series 2009-4A2-10, REMIC, 3.62%, 03/26/37 (a) (c)	4,833	4,594
KVK CLO Ltd.
Series 2015-AR-1A, 2.56%, (3M US LIBOR + 1.25%), 05/20/27 (a) (c)	5,000	5,029
Labrador Aviation Finance Ltd.
Series 2016-A1-1A, 4.30%, 01/15/24 (c)	18,854	19,162
Lavender Trust
Series 2010-A3-RR2A, REMIC, 6.25%, 10/26/36 (c)	2,606	2,640
LCM XIV LP
Series D-14A, 4.86%, (3M US LIBOR + 3.50%), 07/15/25 (a) (c)	500	501
LCM XVI LP
Series AR-16A, 2.39%, (3M US LIBOR + 1.03%), 07/15/26 (a) (c)	1,500	1,502
Series DR-16A, 4.36%, (3M US LIBOR + 3.00%), 07/15/26 (a) (c)	500	502
Lehman Mortgage Trust
Series 2005-1A3-1, REMIC, 5.50%, 11/25/35	1,008	916
Lendmark Funding Trust
Series 2017-A-2A, 2.80%, 05/20/26 (c)	1,000	1,000
LSTAR Commercial Mortgage Trust
Interest Only, Series 2017-X-5, 1.23%, 03/10/50 (a) (c)	50,367	2,826
Madison Park Funding XV Ltd.
Series 2014-CR-15A, 4.82%, (3M US LIBOR + 3.45%), 01/27/26 (a) (c)	500	501
Madison Park Funding XVIII Ltd.
Series 2015-DR-18A, 4.31%, (3M US LIBOR + 2.95%), 10/21/30 (a) (c)	1,500	1,517
Marathon CLO VII Ltd.
Series 2014-A1R-7A, 2.70%, (3M US LIBOR + 1.32%), 10/28/25 (a) (c)	5,000	5,022
Merrill Lynch Mortgage Trust
Series 2007-AM-C1, REMIC, 5.81%, 06/12/50 (a)	2,192	2,200
Midocean Credit CLO VII
Series 2017-A1-7A, 2.67%, (3M US LIBOR + 1.32%), 07/15/29 (a) (c)	5,000	5,015
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C-C18, REMIC, 4.49%, 09/15/24	1,500	1,464
Series 2014-A4-C19, REMIC, 3.53%, 11/15/24	2,000	2,066
Series 2014-C-C19, REMIC, 4.00%, 12/15/24	2,000	1,914
Series 2015-B-C20, REMIC, 4.16%, 01/15/25	1,200	1,207
Series 2015-C-C20, REMIC, 4.61%, 01/15/25 (a)	1,200	1,193
Series 2015-C-C25, REMIC, 4.53%, 09/15/25 (a)	2,320	2,420
Interest Only, Series 2016-XA-C28, REMIC, 1.28%, 01/15/26 (a)	24,295	1,809
Series 2016-C-C29, REMIC, 4.75%, 04/15/26 (a)	676	707
Interest Only, Series 2013-XA-C7, REMIC, 1.39%, 02/15/46 (a)	21,914	1,257
Interest Only, Series 2016-XA-C30, REMIC, 1.46%, 09/15/49 (a)	28,325	2,679
Series 2016-C-C31, REMIC, 4.32%, 10/15/26 (a)	2,960	2,963
Morgan Stanley Capital I Trust
Series 2014-D-MP, REMIC, 3.69%, 08/11/21 (a) (c)	2,000	2,016
Series 2017-A-PRME, REMIC, 2.38%, (1M US LIBOR + 0.90%), 02/15/19 (a) (c)	635	634
Series 2017-B-PRME, REMIC, 2.83%, (1M US LIBOR + 1.35%), 02/15/19 (a) (c)	741	741
Series 2017-C-PRME, REMIC, 3.13%, (1M US LIBOR + 1.65%), 02/15/19 (a) (c)	365	365
Series 2017-D-PRME, REMIC, 4.88%, (1M US LIBOR + 3.40%), 02/15/19 (a) (c)	1,551	1,549
Morgan Stanley Mortgage Loan Trust
Series 2007-A1-8XS, REMIC, 5.75%, 04/25/37 (a)	1,609	1,226
Series 2007-3A22-12, REMIC, 6.00%, 08/25/37	2,097	1,745
	Shares/Par[1]	Value
MP CLO VI Ltd.
Series 2014-AR-2A, 2.56%, (3M US LIBOR + 1.20%), 01/15/27 (a) (c)	2,000	2,007
New Residential Mortgage Loan Trust
Series 2016-A1-1A, REMIC, 3.75%, 03/25/56 (a) (c)	24,748	25,338
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2006-3A-AR1, REMIC, 3.74%, 02/25/36 (a)	1,781	1,689
North End CLO Ltd.
Series 2013-C-1A, 4.10%, (3M US LIBOR + 2.75%), 07/17/25 (a) (c)	1,000	1,002
Series 2013-D-1A, 4.85%, (3M US LIBOR + 3.50%), 07/17/25 (a) (c)	500	501
NYMT Residential LLC
Series 2016-A-RP1A, 4.00%, 03/25/19 (b) (c)	10,391	10,434
Octagon Investment Partners XXI Ltd.
Series 2014-C-1A, 5.06%, (3M US LIBOR + 3.65%), 11/14/26 (a) (c)	1,000	1,004
Octagon Loan Funding Ltd.
Series 2014-A1R-1A, 2.58%, (3M US LIBOR + 1.14%), 11/18/26 (a) (c)	5,000	5,015
Palisades Center Trust
Series 2016-B-PLSD, REMIC, 3.36%, 04/13/21 (c)	3,019	3,011
Palmer Square Loan Funding Ltd.
Series 2017-A1-1A, 2.06%, (3M US LIBOR + 0.74%), 10/15/25 (a) (c)	5,000	5,001
PR Mortgage Loan Trust
Series 2014-APT-1, REMIC, 5.93%, 09/25/47 (c)	10,948	10,138
Pretium Mortgage Credit Partners I LLC
Series 2017-NPL3, 3.25%, 06/29/32 (b) (c)	18,068	18,088
Series 2016-A1-NPL6, REMIC, 3.50%, 10/25/18 (b) (c)	7,701	7,701
PRPM LLC
Series 2017-A1-3A, 3.47%, 11/25/20 (b) (c)	14,917	14,917
RALI Trust
Series 2005-A41-QA10, REMIC, 4.55%, 09/25/35 (a)	2,381	2,116
Series 2006-A4-QS5, REMIC, 6.00%, 05/25/36	4,870	4,393
RAMP Trust
Series 2005-AI4-RS9, REMIC, 1.87%, (1M US LIBOR + 0.32%), 11/25/35 (a)	10,459	9,078
RBSGC Mortgage Loan Trust
Series 2007-1A4-B, REMIC, 2.00%, (1M US LIBOR + 0.45%), 01/25/37 (a)	5,413	3,692
Interest Only, Series 2007-1A6-B, REMIC, 4.50%, (6.05% - (1M US LIBOR * 1)), 01/25/37 (a)	5,413	856
Series 2007-2A1-A, REMIC, 6.75%, 01/25/37	8,296	8,297
Residential Accredit Loans Inc. Trust
Series 2006-A21-QA1, REMIC, 4.39%, 01/25/36 (a)	7,387	6,509
Series 2006-A4-QS4, REMIC, 6.00%, 04/25/36	4,107	3,645
Residential Asset Securitization Trust
Series 2006-2A11-A6, REMIC, 6.00%, 07/25/36	3,881	3,405
Series 2006-A1-A12, REMIC, 6.25%, 11/25/36	10,796	7,573
Series 2007-1A1-A3, REMIC, 2.00%, (1M US LIBOR + 0.45%), 04/25/37 (a)	7,281	3,806
Series 2007-1A2-A3, REMIC, 34.48%, (46.38% - (1M US LIBOR * 7.67)), 04/25/37 (a)	949	1,853
Series 2007-1A1-A8, REMIC, 6.00%, 08/25/37	21,611	18,229
Residential Funding Mortgage Securities Inc. Trust
Series 2006-A14-S6, REMIC, 6.00%, 07/25/36	694	690
Series 2006-A1-S11, REMIC, 6.00%, 11/25/36	4,035	3,896
Series 2007-A4-S2, REMIC, 6.00%, 02/25/37	1,534	1,427
Series 2007-A2-S4, REMIC, 6.00%, 04/25/37	3,172	2,939
Series 2007-A2-S5, REMIC, 6.00%, 05/25/37	12,302	11,733
Series 2007-A20-S7, REMIC, 6.00%, 07/25/37	2,842	2,760
Rosslyn Portfolio Trust
Series 2017-A-ROSS, 2.43%, (1M US LIBOR + 0.95%), 06/15/33 (a) (c)	1,485	1,482
Series 2017-B-ROSS, 2.73%, (1M US LIBOR + 1.25%), 06/15/33 (a) (c)	1,485	1,480
SBA Tower Trust
Series 2017-C-1, 3.17%, 04/15/22 (c)	10,000	9,882

See accompanying Notes to Financial Statements.

27

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Shenton Aircraft Investments I Ltd.
Series 2015-A-1A, 4.75%, 11/15/27 (c)	13,797	14,286
Sofi Professional Loan Program LLC
Series 2017-BFX-F, 3.62%, 09/25/26 (c)	8,000	7,954
Sound Harbor Loan Fund Ltd.
Series 2014-A1R-1A, 2.58%, (3M US LIBOR + 1.20%), 10/30/26 (a) (c)	1,000	1,003
SpringCastle America Funding LLC
Series 2016-A-AA, 3.05%, 04/25/29 (c)	7,087	7,131
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (c)	10,000	9,963
STARM Mortgage Loan Trust
Series 2007-4A1-2, REMIC, 3.64%, 04/25/37 (a)	1,818	1,524
Steele Creek CLO Ltd.
Series 2014-A1R-1A, 2.77%, (3M US LIBOR + 1.33%), 08/21/26 (a) (c)	1,000	1,002
Series 2015-AR-1A, 2.70%, (3M US LIBOR + 1.26%), 05/21/29 (a) (c)	4,000	4,029
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-2A-21, REMIC, 3.55%, 11/25/35 (a)	9,828	9,210
Structured Asset Securities Corp. Trust
Series 2005-1A1-5, REMIC, 5.75%, 04/25/35	10,132	9,414
TCI-Symphony CLO Ltd.
Series 2016-D-1A, 5.16%, (3M US LIBOR + 3.80%), 10/13/29 (a) (c)	2,000	2,025
THL Credit Wind River CLO Ltd.
Series 2016-B-1A, 3.71%, (3M US LIBOR + 2.35%), 07/15/28 (a) (c)	1,500	1,512
Series 2016-C-1A, 4.56%, (3M US LIBOR + 3.20%), 07/15/28 (a) (c)	500	504
Series 2014-AR-2A, 0.00%, (3M US LIBOR + 1.14%), 01/15/31 (a) (c) (d)	1,000	1,000
Trinity Rail Leasing 2010 LLC
Series 2010-A-1A, 5.19%, 01/16/31 (c)	4,338	4,522
TRU Trust
Series 2016-A-TOYS, REMIC, 3.73%, (1M US LIBOR + 2.25%), 11/15/19 (a) (c)	2,734	2,714
UBS Commercial Mortgage Trust
Interest Only, Series 2017-XA-C1, REMIC, 1.61%, 06/15/50 (a)	24,951	2,748
Velocity Commercial Capital Loan Trust
Series 2017-AFX-2, REMIC, 3.07%, 11/25/47 (a) (c)	9,899	9,892
Venture XII CLO Ltd.
Series 2012-DR-12A, 5.02%, (3M US LIBOR + 3.70%), 02/28/26 (a) (c)	2,000	2,004
Venture XVII CLO Ltd.
Series 2014-AR-17A, 2.44%, (3M US LIBOR + 1.08%), 07/15/26 (a) (c)	2,500	2,504
Series 2014-B2R-17A, 2.96%, (3M US LIBOR + 1.60%), 07/15/26 (a) (c)	500	501
VOLT LIX LLC
Series 2017-A1-NPL6, 3.25%, 05/25/47 (b) (c)	16,770	16,770
VOLT LV LLC
Series 2017-A1-NPL2, 3.50%, 03/25/47 (b) (c)	14,882	14,898
VOLT LVI LLC
Series 2017-A1-NPL3, 3.50%, 03/25/47 (b) (c)	15,615	15,632
VOLT LXI LLC
Series 2017-A1-NPL8, 3.13%, 06/25/20 (b) (c)	14,043	14,051
Voya CLO Ltd.
Series 2014-A1R-4A, 2.31%, (3M US LIBOR + 0.95%), 10/14/26 (a) (c)	3,500	3,507
Wachovia Bank Commercial Mortgage Trust
Series 2007-AJ-C33, REMIC, 6.01%, 02/15/51 (a)	7,965	8,106
Waldorf Astoria Boca Raton Trust
Series 2016-B-BOCA, REMIC, 3.53%, (1M US LIBOR + 2.05%), 06/15/18 (a) (c)	2,708	2,711
Series 2016-C-BOCA, REMIC, 3.98%, (1M US LIBOR + 2.50%), 06/15/18 (a) (c)	2,291	2,294
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
Series 2006-1A5-5, REMIC, 6.00%, 07/25/36	2,393	2,116
Series 2006-1A7-5, REMIC, 6.00%, 07/25/36 (a)	4,274	3,830
Series 2007-2A2-2, REMIC, 5.50%, 04/25/37	3,465	3,321
	Shares/Par[1]	Value
Waterfall Commercial Mortgage Trust
Series 2015-A-SBC5, REMIC, 4.10%, 09/19/22 (a) (c)	10,269	10,063
Wellfleet CLO Ltd.
Series 2017-A1-2A, 2.63%, (3M US LIBOR + 1.25%), 10/20/29 (a) (c)	3,000	3,004
Wells Fargo & Co.
Interest Only, Series 2015-XA-P2, REMIC, 1.02%, 12/15/48 (a)	27,231	1,547
Wells Fargo Alternative Loan Trust
Series 2007-2A1-PA3, REMIC, 6.00%, 07/25/37	4,073	4,055
Series 2007-3A1-PA3, REMIC, 6.25%, 07/25/37	4,350	4,191
Series 2007-1A1-PA5, REMIC, 6.25%, 11/25/37	1,518	1,485
Wells Fargo Commercial Mortgage Trust
Series 2015-C-C31, REMIC, 4.61%, 11/15/25 (a)	1,850	1,927
Series 2015-D-NXS4, REMIC, 3.60%, 11/18/25 (a)	2,031	1,841
Series 2016-C-C34, REMIC, 5.03%, 05/15/49 (a)	2,855	2,971
Interest Only, Series 2015-XA-LC20, REMIC, 1.38%, 04/15/50 (a)	24,446	1,613
Series 2016-C-C32, REMIC, 4.72%, 01/15/59 (a)	1,577	1,509
Interest Only, Series 2016-XA-C33, REMIC, 1.80%, 03/15/59 (a)	15,381	1,556
Interest Only, Series 2017-XA-RC1, REMIC, 1.57%, 01/15/60 (a)	25,356	2,549
Wells Fargo Mortgage-Backed Securities Trust
Series 2014-A5-LC18, REMIC, 3.41%, 12/15/24	1,138	1,165
Series 2014-B-LC18, REMIC, 3.96%, 12/15/24	1,761	1,764
Series 2006-A11-3, REMIC, 5.50%, 03/25/36	2,835	2,902
Series 2007-1A7-3, REMIC, 5.75%, 04/25/37	8,907	9,023
Series 2007-1A4-3, REMIC, 6.00%, 04/25/37	1,847	1,887
Series 2007-A38-7, REMIC, 6.00%, 06/25/37	3,441	3,471
Wells Fargo-RBS Commercial Mortgage Trust
Interest Only, Series 2014-XA-C19, REMIC, 1.14%, 03/15/47 (a)	22,072	1,049
Interest Only, Series 2014-XA-C25, REMIC, 0.92%, 11/15/47 (a)	28,897	1,316
Series 2016-C-C33, REMIC, 3.90%, 03/15/59	1,508	1,489
Wind River CLO Ltd.
Series 2016-A-2A, 2.88%, (3M US LIBOR + 1.50%), 11/01/28 (a) (c)	2,500	2,508
WinWater Mortgage Loan Trust
Series 2015-A3-5, REMIC, 3.50%, 09/20/36 (a) (c)	12,391	12,569
Zais CLO 2 Ltd.
Series 2014-A1AR-2A, 2.57%, (3M US LIBOR + 1.20%), 07/25/26 (a) (c)	5,000	5,016
Zais CLO 5 Ltd.
Series 2016-A1-2A, 2.89%, (3M US LIBOR + 1.53%), 10/15/28 (a) (c)	2,000	2,005
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,064,694)		1,082,858
GOVERNMENT AND AGENCY OBLIGATIONS 48.3%
Collateralized Mortgage Obligations 23.3%
Federal Home Loan Mortgage Corp.
Series A-4260, REMIC, 3.00%, 02/15/32	12,353	12,525
Series AY-4092, REMIC, 3.00%, 08/15/32	8,200	8,155
Series EY-4215, REMIC, 3.00%, 06/15/33	10,000	9,906
Series UB-4247, REMIC, 3.00%, 09/15/33	6,199	6,138
Series EB-4247, REMIC, 3.50%, 09/15/33	5,000	5,200
Series A-4377, REMIC, 3.00%, 06/15/39	15,081	15,234
Series BK-4469, REMIC, 3.00%, 08/15/39	11,296	11,377
Series JA-3818, REMIC, 4.50%, 01/15/40	312	315
Series TB-4419, REMIC, 3.00%, 02/15/40	1,091	1,093
Series GA-4376, REMIC, 3.00%, 04/15/40	12,559	12,677
Series NY-4390, REMIC, 3.00%, 06/15/40	12,423	12,540
Series MA-4391, REMIC, 3.00%, 07/15/40	12,208	12,322
Interest Only, Series SP-3770, REMIC, 5.02%, (6.50% - (1M US LIBOR * 1)), 11/15/40 (a)	3,818	385
Interest Only, Series SM-3780, REMIC, 5.02%, (6.50% - (1M US LIBOR * 1)), 12/15/40 (a)	15,867	2,970
Series KA-4366, REMIC, 3.00%, 03/15/41	11,915	12,016
Series SL-4061, REMIC, 4.68%, (7.06% - (1M US LIBOR * 1.75)), 06/15/42 (a)	1,482	1,388
Series B-4481, REMIC, 3.00%, 12/15/42	22,258	22,314

See accompanying Notes to Financial Statements.

28

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Series CS-4156, REMIC, 3.77%, (5.40% - (1M US LIBOR * 1.2)), 01/15/43 (a)	5,045	4,577
Series UZ-4508, REMIC, 3.00%, 07/15/43	10,243	9,698
Series ZX-4404, REMIC, 4.00%, 04/15/44	55,605	59,469
Series CA-4573, REMIC, 3.00%, 11/15/44	37,564	37,566
Series LZ-4410, REMIC, 4.00%, 11/15/44	1,683	1,811
Series KZ-4440, REMIC, 3.00%, 02/15/45	11,709	10,874
Series HA-4582, REMIC, 3.00%, 09/15/45	26,834	26,849
Interest Only, Series MS-4291, REMIC, 4.42%, (5.90% - (1M US LIBOR * 1)), 01/15/54 (a)	6,618	1,001
Federal National Mortgage Association
Interest Only, Series 2010-CS-134, REMIC, 5.13%, (6.68% - (1M US LIBOR * 1)), 12/25/25 (a)	2,502	270
Series 2013-AB-53, REMIC, 1.50%, 03/25/28	6,947	6,720
Series 2013-QZ-54, REMIC, 3.00%, 06/25/33	1,780	1,769
Series 2013-WB-100, REMIC, 3.00%, 10/25/33	20,000	20,014
Interest Only, Series 2005-S-2, REMIC, 5.05%, (6.60% - (1M US LIBOR * 1)), 02/25/35 (a)	8,804	1,531
Interest Only, Series 2011-PS-84, REMIC, 5.05%, (6.60% - (1M US LIBOR * 1)), 01/25/40 (a)	18,514	1,632
Series 2010-KD-120, REMIC, 4.00%, 10/25/40	1,578	1,638
Series 2014-MA-68, REMIC, 3.00%, 11/25/40	11,751	11,850
Series 2013-PB-59, REMIC, 2.00%, 09/25/41	6,039	5,912
Interest Only, Series 2011-ES-93, REMIC, 4.95%, (6.50% - (1M US LIBOR * 1)), 09/25/41 (a)	2,578	441
Series 2012-BZ-14, REMIC, 4.00%, 03/25/42	1,893	1,997
Series 2012-Z-31, REMIC, 4.00%, 04/25/42	1,887	1,987
Series 2012-CZ-87, REMIC, 3.00%, 08/25/42	11,762	11,089
Series 2015-AP-95, REMIC, 3.00%, 08/25/42	17,222	17,326
Series 2013-NZ-31, REMIC, 3.00%, 04/25/43	16,002	14,946
Series 2015-AC-88, REMIC, 3.00%, 04/25/43	19,682	19,776
Series 2013-ZA-52, REMIC, 3.00%, 06/25/43	3,987	3,818
Series 2013-AZ-133, REMIC, 4.00%, 01/25/44	15,059	16,059
Series 2014-GZ-85, REMIC, 3.00%, 12/25/44	10,998	10,235
Series 2015-CE-78, REMIC, 2.50%, 11/25/45	32,559	32,310
Series 2017-CH-4, REMIC, 3.00%, 06/25/42	39,531	39,700
Series 2016-A-9, REMIC, 3.00%, 09/25/43	8,323	8,344
Series 2016-PA-81, REMIC, 3.00%, 02/25/44	22,991	23,152
Government National Mortgage Association
Interest Only, Series 2010-PS-116, REMIC, 4.60%, (6.10% - (1M US LIBOR * 1)), 03/20/40 (a)	11,441	1,000
Series 2011-WS-70, REMIC, 6.70%, (9.70% - (1M US LIBOR * 2)), 12/20/40 (a)	5,505	5,819
		557,735
Mortgage-Backed Securities 21.7%
Federal Home Loan Mortgage Corp.
3.00%, 06/01/43 - 04/01/46	216,735	217,561
4.00%, 09/01/43 - 02/01/44	12,228	12,929
3.00%, 04/01/45	29,528	29,682
3.50%, 02/01/46	33,948	35,036
REMIC, 3.00%, 06/15/44	10,707	10,741
Federal National Mortgage Association
4.50%, 04/01/26	4,900	5,161
3.00%, 09/01/33 - 08/01/46	142,993	144,844
3.50%, 09/01/43 - 08/01/45	46,103	47,420
Government National Mortgage Association
3.50%, 10/20/45	13,718	14,046
		517,420
U.S. Treasury Securities 3.3%
U.S. Treasury Note
2.25%, 11/15/25	80,000	79,275
Total Government And Agency Obligations (cost $1,155,005)		1,154,430
SHORT TERM INVESTMENTS 6.0%
Investment Companies 6.0%
JNL Government Money Market Fund - Institutional Class, 1.16% (e) (f)	143,234	143,234
Total Short Term Investments (cost $143,234)		143,234
Total Investments 99.7% (cost $2,362,933)		2,380,522
Other Assets and Liabilities, Net 0.3%		6,867
Total Net Assets 100.0%		$2,387,389
	Shares/Par[1]	Value

(a)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(b)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(c)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $680,836 and 28.5%, respectively.

(d)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(e)   Investment in affiliate.

(f)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

JNL/PIMCO Credit Income Fund
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 2.4%
Air Canada Pass-Through Trust
Series 2013-A-1, 4.13%, 05/15/25 (a)	81	$85
Series 2017-A-1, 3.55%, 01/15/30 (b) (c)	1,700	1,703
American Airlines Pass-Through Trust
Series 2011-A-1, 5.25%, 01/31/21	31	32
Series 2015-A-1, 3.38%, 05/01/27	264	263
Series 2016-AA-2, 3.20%, 06/15/28	190	188
Series 2017-AA-2, 3.35%, 10/15/29	1,000	996
Series 2017-A-2, 3.60%, 10/15/29	600	601
Asset Backed Funding Corp. Trust
Series 2006-A2-OPT2, REMIC, 1.69%, (1M US LIBOR + 0.14%), 10/25/36 (d)	130	111
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2004-M1-HE6, REMIC, 2.50%, (1M US LIBOR + 0.95%), 09/25/34 (d)	56	56
Banc of America Alternative Loan Trust
Series 2005-4A1-10, REMIC, 5.75%, 11/25/35	43	40
Centex Home Equity Loan Trust
Series 2004-MV1-D, REMIC, 2.48%, (1M US LIBOR + 0.93%), 09/25/34 (d)	41	42
Citigroup Mortgage Loan Trust Inc.
Series 2007-A2B-AHL1, REMIC, 1.69%, (1M US LIBOR + 0.14%), 12/25/36 (d)	136	131
Series 2007-3A3A-10, REMIC, 3.74%, 09/25/37 (d)	33	28
Continental Airlines Inc. Pass-Through Trust
Series 2009-A-2, 7.25%, 11/10/19	44	47
Series 2012-B-2, 5.50%, 10/29/20	127	133
Countrywide Asset-Backed Certificates
Series 2004-M1-4, REMIC, 2.27%, (1M US LIBOR + 0.72%), 07/25/34 (d)	79	80
Series 2004-M1-5, REMIC, 2.41%, (1M US LIBOR + 0.86%), 08/25/34 (d)	29	29
Series 2006-1A-24, REMIC, 1.69%, (1M US LIBOR + 0.14%), 07/25/35 (d)	109	87
Series 2005-1A-AB4, REMIC, 1.79%, (1M US LIBOR + 0.24%), 03/25/36 (d)	46	41

See accompanying Notes to Financial Statements.

29

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
CVS Pass-Through Trust
Series A, 7.51%, 01/10/32 (a)	56	69
Series 2013-PTC, 4.70%, 01/10/36 (a)	888	932
CWABS Asset-Backed Certificates Trust
Series 2006-2A2-14, REMIC, 1.70%, (1M US LIBOR + 0.15%), 04/25/33 (d)	41	41
First Franklin Mortgage Loan Trust
Series 2004-M3-FF8, REMIC, 2.98%, (1M US LIBOR + 1.43%), 10/25/34 (d)	50	50
GTP Acquisition Partners I LLC
Series 2015-A-2, 3.48%, 06/16/25 (b) (c)	300	296
HomeBanc Mortgage Trust
Series 2005-A1-4, REMIC, 2.09%, (1M US LIBOR + 0.27%), 10/25/35 (d)	17	17
HSI Asset Securitization Corp. Trust
Series 2006-M1-OPT1, REMIC, 1.91%, (1M US LIBOR + 0.36%), 12/25/35 (d)	100	99
JPMorgan Mortgage Acquisition Trust
Series 2006-M1-NC2, REMIC, 1.82%, (1M US LIBOR + 0.27%), 07/25/36 (d)	300	284
Lehman XS Trust
Series 2005-2A4-2, REMIC, 5.17%, 08/25/35	22	21
Morgan Stanley Home Equity Loan Trust
Series 2007-A1-2, REMIC, 1.65%, (1M US LIBOR + 0.10%), 04/25/37 (d)	14	8
Northwest Airlines Pass-Through Trust
Series 2002-G-2-1, 6.26%, 05/20/23	46	49
OMX Timber Finance Investments I LLC
Series 2014-A1, 5.42%, 01/29/20 (a)	300	317
Park Place Securities Inc. Asset-Backed Pass-Through Certificates
Series 2004-M2-WHQ1, REMIC, 2.54%, (1M US LIBOR + 0.99%), 09/25/34 (d)	75	75
RALI Trust
Series 2005-A10-QS17, REMIC, 6.00%, 12/25/35	78	73
Series 2007-A2-QS3, REMIC, 6.00%, 02/25/37	87	74
RAMP Trust
Series 2005-A2-EFC7, REMIC, 1.78%, (1M US LIBOR + 0.23%), 12/25/35 (d)	235	182
RASC Trust
Series 2006-AI3-KS9, REMIC, 1.71%, (1M US LIBOR + 0.16%), 09/25/36 (d)	189	176
Renaissance Home Equity Loan Trust
Series 2007-AF3-3, REMIC, 7.24%, 09/25/37 (e)	175	98
SBA Tower Trust
Series 2016-C-1, 2.88%, 07/15/21 (a)	600	606
Series 2013-D-1, REMIC, 3.60%, 04/16/18 (a)	100	100
S-Jets Ltd.
Series 2017-A-1, 3.97%, 08/15/25 (a)	489	490
Soundview Home Loan Trust
Series 2006-2A3-OPT3, REMIC, 1.72%, (1M US LIBOR + 0.17%), 06/25/36 (d)	71	70
Spirit Airlines Pass-Through Trust
Series 2015-A-1, 4.10%, 04/01/28	897	925
Sprite Ltd.
Series 2017-A-1, 4.25%, 12/15/24 (b) (c)	400	399
United Airlines Inc. Pass-Through Trust
Series 2014-A-2, 3.75%, 09/03/26	89	91
Series 2016-A-1, 3.45%, 07/07/28	1,000	1,006
Series 2016-A-2, 3.10%, 10/07/28	1,000	978
US Airways Pass-Through Trust
Series 2013-B-1, 5.38%, 11/15/21	122	128
Series 2013-A-1, 3.95%, 11/15/25	77	80
Virgin Australia Trust
Series 2013-1A, 5.00%, 10/23/23 (a)	44	46
Total Non-U.S. Government Agency Asset-Backed Securities (cost $12,303)		12,473
CORPORATE BONDS AND NOTES 78.8%
Consumer Discretionary 5.0%
1011778 B.C. Unlimited Liability Co.
4.25%, 05/15/24 (a)	200	200
Altice SA
7.75%, 05/15/22 (a)	200	197
Amazon.com Inc.
2.60%, 12/05/19	100	101
	Shares/Par[1]	Value
3.30%, 12/05/21	100	103
3.80%, 12/05/24	100	106
5.20%, 12/03/25	100	115
AMC Networks Inc.
5.00%, 04/01/24	200	202
Aptiv Plc
3.15%, 11/19/20	500	508
AutoNation Inc.
6.75%, 04/15/18	300	304
Bacardi Ltd.
2.75%, 07/15/26 (a)	300	288
Cedar Fair LP
5.38%, 04/15/27 (a)	200	211
Charter Communications Operating LLC
4.91%, 07/23/25	2,275	2,414
3.75%, 02/15/28	300	287
4.20%, 03/15/28	800	793
Comcast Corp.
4.50%, 01/15/43	500	553
4.60%, 08/15/45	400	450
3.40%, 07/15/46	1,200	1,136
CRC Escrow Issuer LLC
5.25%, 10/15/25 (a)	400	403
D.R. Horton Inc.
3.75%, 03/01/19	600	610
4.38%, 09/15/22	200	211
Discovery Communications LLC
3.45%, 03/15/25	100	98
DISH DBS Corp.
6.75%, 06/01/21	1,100	1,163
General Motors Co.
2.19%, (3M US LIBOR + 0.80%), 08/07/20 (d)	200	201
Globo Comunicacao e Participacoes SA
4.88%, 04/11/22 (a)	200	207
Hilton Worldwide Finance LLC
4.63%, 04/01/25	500	515
4.88%, 04/01/27	400	419
Lennar Corp.
4.75%, 11/29/27 (a)	400	412
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (a)	800	808
MGM Resorts International
6.00%, 03/15/23	1,000	1,082
Newell Rubbermaid Inc.
3.85%, 04/01/23 (f)	200	207
Nissan Motor Acceptance Corp.
2.65%, 09/26/18 (a)	100	100
2.25%, (3M US LIBOR + 0.89%), 01/13/22 (a) (d)	100	101
Numericable - SFR SA
7.38%, 05/01/26 (a)	900	921
Omnicom Group Inc.
3.60%, 04/15/26	100	101
PetSmart Inc.
5.88%, 06/01/25 (a)	200	152
QVC Inc.
4.38%, 03/15/23	600	613
4.45%, 02/15/25	1,000	1,017
Schaeffler Finance BV
3.25%, 05/15/25, EUR	100	129
Scientific Games International Inc.
7.00%, 01/01/22 (a)	200	211
Securitization Trust
4.50%, 04/01/27 (f)	800	813
Studio City Co. Ltd.
5.88%, 11/30/19 (a)	500	518
Thomson Reuters Corp.
3.35%, 05/15/26	700	696
Time Warner Cable Inc.
8.25%, 04/01/19	500	534
6.75%, 07/01/18 - 06/15/39	800	936
Time Warner Entertainment Co. LP
8.38%, 07/15/33	100	137
Unitymedia Hessen GmbH & Co. KG
3.50%, 01/15/27, EUR	550	682

See accompanying Notes to Financial Statements.

30

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Univision Communications Inc.
5.13%, 02/15/25 (a)	100	98
Viking Cruises Ltd.
5.88%, 09/15/27 (a)	100	101
Wynn Las Vegas LLC
4.25%, 05/30/23 (a)	1,050	1,073
5.25%, 05/15/27 (a)	200	203
Wynn Macau Ltd.
5.50%, 10/01/27 (a)	2,100	2,123
		25,563
Consumer Staples 1.8%
Adecoagro SA
6.00%, 09/21/27 (a)	200	198
Alimentation Couche-Tard Inc.
3.55%, 07/26/27 (a)	200	200
Altria Group Inc.
9.25%, 08/06/19 (f)	12	13
BAT Capital Corp.
3.56%, 08/15/27 (a)	2,400	2,399
Constellation Brands Inc.
4.75%, 12/01/25	1,050	1,152
CVS Health Corp.
2.13%, 06/01/21	400	391
Danone SA
2.59%, 11/02/23 (a)	1,000	974
Heineken NV
3.40%, 04/01/22 (a)	400	411
JM Smucker Co.
3.00%, 03/15/22	100	101
3.50%, 03/15/25	100	102
Kraft Heinz Foods Co.
3.50%, 07/15/22	200	205
2.23%, (3M US LIBOR + 0.82%), 08/10/22 (d)	1,400	1,414
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (a)	1,000	1,028
McCormick & Co. Inc.
3.40%, 08/15/27	100	101
Post Holdings Inc.
5.00%, 08/15/26 (a)	200	197
Sysco Corp.
2.50%, 07/15/21	200	199
Tesco Plc
6.13%, 02/24/22, GBP	200	312
Tyson Foods Inc.
4.50%, 06/15/22	50	53
		9,450
Energy 7.9%
BG Energy Capital Plc
4.00%, 10/15/21 (a)	125	131
Blue Racer Midstream LLC
6.13%, 11/15/22 (a)	200	208
BP AMI Leasing Inc.
5.52%, 05/08/19 (b) (c)	125	131
Cenovus Energy Inc.
4.25%, 04/15/27	1,100	1,098
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	650	739
Cimarex Energy Co.
4.38%, 06/01/24	875	930
3.90%, 05/15/27	400	409
CNOOC Curtis Funding No. 1 Pty Ltd.
4.50%, 10/03/23 (a)	1,100	1,172
Covey Park Energy LLC
7.50%, 05/15/25 (a)	100	104
Diamond Offshore Drilling Inc.
7.88%, 08/15/25 (g)	400	419
El Paso Corp.
7.25%, 06/01/18	700	714
6.50%, 09/15/20	200	219
Enable Midstream Partners LP
4.40%, 03/15/27	400	407
5.00%, 05/15/44 (e)	645	635
Enbridge Inc.
1.75%, (3M US LIBOR + 0.40%), 01/10/20 (d)	1,500	1,501
	Shares/Par[1]	Value
3.70%, 07/15/27	900	903
Endeavor Energy Resources LP
5.75%, 01/30/28 (a)	500	513
Energy Transfer Partners LP
4.65%, 06/01/21	800	838
4.20%, 04/15/27	100	100
4.90%, 03/15/35	554	546
6.63%, 10/15/36	100	114
6.05%, 06/01/41	100	107
6.50%, 02/01/42	100	114
5.30%, 04/15/47	600	596
Enterprise Products Operating LLC
3.90%, 02/15/24	100	104
3.75%, 02/15/25	400	412
5.70%, 02/15/42	100	123
4.45%, 02/15/43	700	724
4.88%, 08/16/77 (d)	500	499
EQT Corp.
3.00%, 10/01/22	600	593
3.90%, 10/01/27	1,100	1,091
EQT Midstream Partners LP
4.00%, 08/01/24	500	502
4.13%, 12/01/26	300	299
Gazprom OAO Via Gaz Capital SA
8.15%, 04/11/18 (a)	100	102
6.00%, 01/23/21 (a)	200	215
Genesis Energy LP
6.75%, 08/01/22	700	725
5.63%, 06/15/24	400	393
Greenko Dutch BV
5.25%, 07/24/24 (a)	200	203
Halliburton Co.
3.80%, 11/15/25	100	104
Hess Corp.
7.30%, 08/15/31	65	79
Kerr-McGee Corp.
6.95%, 07/01/24	300	354
Kinder Morgan Energy Partners LP
5.95%, 02/15/18	500	502
3.45%, 02/15/23	400	402
4.30%, 05/01/24	400	417
4.25%, 09/01/24	100	104
6.95%, 01/15/38	700	867
Kinder Morgan Inc.
5.30%, 12/01/34	100	107
Murphy Oil Corp.
5.75%, 08/15/25	200	205
Odebrecht Drilling Norbe VIII/IX Ltd.
0.00%, 06/30/22 (a) (h) (i)	214	123
ONEOK Partners LP
3.38%, 10/01/22	1,300	1,307
6.85%, 10/15/37	200	251
Petrofac Ltd.
3.40%, 10/10/18 (b) (c)	100	99
Petroleos Mexicanos
6.50%, 03/13/27 (g)	1,099	1,203
6.50%, 03/13/27	1,701	1,862
6.50%, 03/13/27 (a)	200	219
Pioneer Natural Resources Co.
6.88%, 05/01/18	50	51
7.50%, 01/15/20	100	109
3.45%, 01/15/21	1,400	1,433
3.95%, 07/15/22	400	417
Plains All American Pipeline LP
2.60%, 12/15/19	100	99
3.85%, 10/15/23	100	100
3.60%, 11/01/24	100	97
4.65%, 10/15/25	200	206
4.50%, 12/15/26	1,600	1,622
Pride International Inc.
7.88%, 08/15/40 (g)	50	43
Ras Laffan Liquefied Natural Gas Co. Ltd. III
5.84%, 09/30/27 (a)	250	281
Regency Energy Partners LP
5.75%, 09/01/20	200	214

See accompanying Notes to Financial Statements.

31

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
5.88%, 03/01/22	1,000	1,090
5.00%, 10/01/22	300	320
Rockies Express Pipeline LLC
5.63%, 04/15/20 (a)	500	525
Rosneft Finance SA
7.88%, 03/13/18	200	202
Sabine Pass Liquefaction LLC
5.63%, 02/01/21 (e)	100	107
6.25%, 03/15/22	300	335
5.75%, 05/15/24	700	779
5.63%, 04/15/23 - 03/01/25	1,425	1,566
5.88%, 06/30/26	500	564
Sinopec Group Overseas Development 2017 Ltd.
3.25%, 09/13/27 (a)	1,700	1,663
Sinopec Group Overseas Development Ltd.
1.75%, 09/29/19 (a)	500	492
Southwestern Energy Co.
4.10%, 03/15/22	50	49
TC PipeLines LP
3.90%, 05/25/27	500	502
TerraForm Power Operating LLC
4.25%, 01/31/23 (a)	100	99
Transcanada Trust
5.30%, 03/15/77 (d)	1,000	1,030
Western Gas Partners LP
2.60%, 08/15/18	100	100
		40,933
Financials 40.1%
ACE INA Holdings Inc.
3.35%, 05/03/26	1,575	1,607
AerCap Ireland Capital Ltd.
3.75%, 05/15/19	300	305
4.25%, 07/01/20	500	518
4.50%, 05/15/21	600	629
3.95%, 02/01/22	400	413
3.50%, 01/15/25	1,900	1,885
Ally Financial Inc.
8.00%, 11/01/31	500	653
Altice Financing SA
6.63%, 02/15/23 (a)	300	313
Amcor Finance USA Inc.
3.63%, 04/28/26 (a)	400	392
American Financial Group Inc.
3.50%, 08/15/26	900	894
American International Group Inc.
3.90%, 04/01/26	700	726
4.38%, 01/15/55	400	408
Axis Specialty Finance Plc
4.00%, 12/06/27	700	701
Azul Investments LLP
5.88%, 10/26/24 (a)	100	99
Banco Bilbao Vizcaya Argentaria SA
6.75%, (callable at 100 beginning 02/18/20), EUR (j)	600	779
Banco BTG Pactual SA
5.50%, 01/31/23 (a)	200	199
Banco General SA
4.13%, 08/07/27 (a)	200	200
Banco Inbursa SA
4.38%, 04/11/27 (a)	400	399
Bank of America Corp.
2.65%, 04/01/19	100	101
2.25%, 04/21/20	300	300
2.15%, 11/09/20	3,900	3,877
4.10%, 07/24/23	1,475	1,570
3.50%, 04/19/26	1,300	1,329
3.82%, 01/20/28 (d)	5,000	5,169
3.42%, 12/20/28 (b) (c)	631	627
Bank of America NA
6.00%, 10/15/36	400	521
Bank of New York Mellon Corp.
2.30%, 09/11/19	400	401
3.00%, 02/24/25	500	500
2.80%, 05/04/26	1,800	1,759
	Shares/Par[1]	Value
Barclays Bank Plc
6.50%, (callable at 100 beginning 09/15/19), EUR (j)	200	257
7.63%, 11/21/22	2,400	2,717
7.75%, 04/10/23 (d)	775	785
Barclays Plc
2.98%, (3M US LIBOR + 1.63%), 01/10/23 (d)	900	929
4.84%, 05/09/28	1,000	1,043
BAT International Finance Plc
2.75%, 06/15/20 (a)	200	201
BGC Partners Inc.
5.38%, 12/09/19	225	236
5.13%, 05/27/21	1,100	1,158
Blackstone Holdings Finance Co. LLC
5.00%, 06/15/44 (a)	300	346
BOC Aviation Pte Ltd.
2.75%, 09/18/22 (a)	400	392
3.50%, 09/18/27 (a)	500	486
Boral Finance Pty Ltd.
3.75%, 05/01/28 (a)	1,600	1,606
BPCE SA
2.67%, (3M US LIBOR + 1.22%), 05/22/22 (a) (d)	500	507
Braskem Finance Ltd.
5.38%, 05/02/22	1,200	1,272
Brighthouse Financial Inc.
4.70%, 06/22/47 (a)	200	203
Brixmor Operating Partnership LP
3.85%, 02/01/25	250	251
Brookfield Finance LLC
4.00%, 04/01/24	500	517
Cemex Finance LLC
6.00%, 04/01/24 (g)	300	317
CIT Group Inc.
5.50%, 02/15/19 (a)	168	173
Citigroup Inc.
2.57%, (3M US LIBOR + 1.19%), 08/02/21 (d)	1,000	1,018
2.52%, (3M US LIBOR + 1.10%), 05/17/24 (d) (g)	800	813
3.40%, 05/01/26	2,600	2,615
3.20%, 10/21/26	600	595
Citizens Bank NA
2.55%, 05/13/21	250	249
Citizens Financial Group Inc.
2.38%, 07/28/21	400	395
CME Group Inc.
3.00%, 09/15/22 - 03/15/25	1,725	1,749
CNOOC Finance 2013 Ltd.
3.00%, 05/09/23	600	595
CNPC General Capital Ltd.
1.95%, 04/16/18 (a)	500	499
Cooperatieve Rabobank U.A.
6.62%, (callable at 100 beginning 06/29/21), EUR (j)	1,400	1,944
3.75%, 07/21/26	1,000	1,013
Credit Agricole SA
2.75%, 06/10/20 (a)	300	302
2.51%, (3M US LIBOR + 1.18%), 07/01/21 (a) (d)	250	256
Credit Suisse AG
1.70%, 04/27/18	1,000	999
3.00%, 10/29/21	300	303
6.50%, 08/08/23	300	336
6.50%, 08/08/23 (a)	200	224
Credit Suisse Group AG
3.57%, 01/09/23 (a)	250	255
3.00%, 12/14/23 (a) (d)	1,400	1,381
Credit Suisse Group Funding Guernsey Ltd.
3.80%, 09/15/22	900	927
3.75%, 03/26/25	800	816
4.55%, 04/17/26	700	750
CRH America Finance Inc.
3.40%, 05/09/27 (a)	800	801
DAE Funding LLC
5.00%, 08/01/24 (a)	100	98
DBS Group Holdings Ltd.
2.25%, 07/16/19 (a)	200	199
2.01%, (3M US LIBOR + 0.49%), 06/08/20 (a) (d)	400	400

See accompanying Notes to Financial Statements.

32

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Depository Trust & Clearing Corp.
4.88%, (callable at 100 beginning 06/15/20) (a) (j)	250	261
Deutsche Bank AG
2.33%, (3M US LIBOR + 0.97%), 07/13/20 (d)	1,100	1,105
4.25%, 10/14/21	2,200	2,281
2.61%, (3M US LIBOR + 1.19%), 11/16/22 (d)	500	501
3.30%, 11/16/22	300	299
Diamond 1 Finance Corp.
4.42%, 06/15/21 (a)	2,300	2,397
5.45%, 06/15/23 (a)	2,125	2,286
Discover Bank
3.10%, 06/04/20	250	253
DNB Bank ASA
2.38%, 06/02/21 (a)	600	597
E*Trade Financial Corp.
5.87%, (callable at 100 beginning 09/15/26) (j)	1,000	1,059
Emerald Bay SA
0.00%, 10/08/20, EUR (a) (d)	100	111
Enel Finance International NV
3.63%, 05/25/27 (a)	400	397
ERAC USA Finance LLC
2.70%, 11/01/23 (a)	2,000	1,944
Fidelity National Financial Inc.
5.50%, 09/01/22	300	330
First American Financial Corp.
4.30%, 02/01/23	650	670
4.60%, 11/15/24	200	208
Flagstar Bancorp Inc.
6.13%, 07/15/21	800	853
FMR LLC
4.95%, 02/01/33 (b) (c)	700	800
Ford Motor Credit Co. LLC
2.38%, 01/16/18	400	400
5.00%, 05/15/18	200	202
2.24%, (3M US LIBOR + 0.83%), 08/12/19 (d)	400	402
2.68%, 01/09/20	300	301
8.13%, 01/15/20	150	166
2.46%, (3M US LIBOR + 1.08%), 08/03/22 (d)	1,400	1,412
Freedom Mortgage Corp.
8.13%, 11/15/24 (a)	100	102
GE Capital International Funding Co.
4.42%, 11/15/35	1,900	2,058
General Motors Financial Co. Inc.
3.25%, 05/15/18	450	452
2.91%, (3M US LIBOR + 1.55%), 01/14/22 (d)	200	204
3.45%, 01/14/22	1,900	1,926
GlaxoSmithKline Capital Inc.
6.38%, 05/15/38	200	281
Global Bank Corp.
4.50%, 10/20/21 (a)	200	204
Goldman Sachs Group Inc.
6.15%, 04/01/18	200	202
6.00%, 06/15/20	200	217
3.23%, (3M US LIBOR + 1.77%), 02/25/21 (d)	300	311
5.25%, 07/27/21	500	542
2.59%, (3M US LIBOR + 1.17%), 11/15/21 (d)	600	611
5.75%, 01/24/22	100	111
2.54%, (3M US LIBOR + 1.05%), 06/05/23 (d)	1,600	1,616
3.50%, 01/23/25	700	710
3.75%, 02/25/26	1,000	1,025
3.85%, 01/26/27	3,000	3,080
HSBC Bank Plc
4.13%, 08/12/20 (a)	400	417
HSBC Bank USA NA
4.88%, 08/24/20	110	116
HSBC Holdings Plc
6.00%, (callable at 100 beginning 09/29/23), EUR (j)	1,100	1,542
3.60%, 05/25/23	800	824
4.30%, 03/08/26	725	771
3.90%, 05/25/26	600	622
HSBC USA Inc.
2.35%, 03/05/20	200	200
Imperial Tobacco Finance Plc
3.50%, 02/11/23 (a)	400	407
	Shares/Par[1]	Value
ING Groep NV
3.95%, 03/29/27	200	209
Intercontinental Exchange Group Inc.
4.00%, 10/15/23	400	422
Intesa Sanpaolo SpA
3.88%, 01/16/18	1,000	1,001
6.50%, 02/24/21 (a)	250	275
5.71%, 01/15/26 (a)	875	924
Itau Unibanco Holding SA
6.13%, (callable at 100 beginning 12/12/22) (b) (c) (j)	500	505
Jefferies Finance LLC
7.38%, 04/01/20 (a)	1,200	1,232
7.50%, 04/15/21 (a)	600	622
6.88%, 04/15/22 (a)	300	304
7.25%, 08/15/24 (a)	400	410
JPMorgan Chase & Co.
7.90%, (callable at 100 beginning 04/30/18) (j)	1,100	1,115
6.30%, 04/23/19	300	316
2.96%, (3M US LIBOR + 1.48%), 03/01/21 (d)	1,375	1,418
2.09%, (3M US LIBOR + 0.55%), 03/09/21 (d)	100	100
2.27%, (3M US LIBOR + 0.90%), 04/25/23 (d)	100	101
3.90%, 07/15/25	200	210
3.30%, 04/01/26	1,700	1,712
3.78%, 02/01/28 (d)	7,000	7,245
JPMorgan Chase Bank NA
3.22%, 03/01/25	2,500	2,517
KBC Bank NV
8.00%, 01/25/23 (d)	600	603
Lazard Group LLC
3.75%, 02/13/25	300	305
LeasePlan Corp. NV
2.50%, 05/16/18 (a)	1,400	1,397
Legg Mason Inc.
3.95%, 07/15/24	100	103
Lloyds Bank Plc
12.00%, (callable at 100 beginning 12/16/24) (a) (j)	100	135
Lloyds Banking Group Plc
7.62%, (callable at 100 beginning 06/27/23), GBP (j) (k)	1,000	1,555
7.87%, (callable at 100 beginning 06/27/29), GBP (j) (k)	1,600	2,628
Marsh & McLennan Cos Inc.
3.50%, 03/10/25	1,200	1,235
Merrill Lynch & Co. Inc.
6.88%, 04/25/18	1,600	1,624
Mitsubishi UFJ Financial Group Inc.
3.36%, (3M US LIBOR + 1.88%), 03/01/21 (d)	1,000	1,038
2.62%, (3M US LIBOR + 1.06%), 09/13/21 (d)	600	608
2.76%, 09/13/26	2,000	1,914
Mizuho Financial Group Inc.
2.63%, 04/12/21 (a)	700	696
2.42%, (3M US LIBOR + 0.88%), 09/11/22 (d)	800	804
Moody's Corp.
4.50%, 09/01/22	200	214
4.88%, 02/15/24	290	320
Morgan Stanley
7.30%, 05/13/19	290	309
5.75%, 01/25/21	100	109
2.75%, 05/19/22	1,100	1,095
4.00%, 07/23/25	1,000	1,046
3.88%, 01/27/26	300	312
3.63%, 01/20/27	3,700	3,784
7.25%, 04/01/32	1,000	1,376
MUFG Americas Holdings Corp.
3.00%, 02/10/25	1,000	988
Multibank Inc.
4.38%, 11/09/22 (a)	200	200
NASDAQ Inc.
2.05%, (3M US LIBOR + 0.39%), 03/22/19 (d)	600	600
Nationwide Building Society
10.25%, GBP (j)	535	1,137
6.25%, 02/25/20 (a)	250	269

See accompanying Notes to Financial Statements.

33

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Navient Corp.
8.00%, 03/25/20	300	324
5.88%, 03/25/21	100	104
7.25%, 01/25/22	100	106
6.50%, 06/15/22	200	210
Nordea Bank AB
4.88%, 05/13/21 (a)	400	425
2.25%, 05/27/21 (a)	200	198
Northern Trust Corp.
4.60%, (callable at 100 beginning 10/01/26) (j)	1,000	1,038
Old Republic International Corp.
3.88%, 08/26/26	600	603
OneMain Financial Holdings Inc.
6.75%, 12/15/19 (a)	400	414
Petrobras Global Finance BV
6.13%, 01/17/22	450	478
7.38%, 01/17/27	300	330
6.00%, 01/27/28 (a)	2,593	2,603
Quicken Loans Inc.
5.25%, 01/15/28 (a)	600	592
Rabobank Nederland NV
6.88%, 03/19/20, EUR	400	552
Radian Group Inc.
7.00%, 03/15/21	157	176
RCI Banque SA
3.50%, 04/03/18 (a)	100	100
Reckitt Benckiser Treasury Services Plc
2.38%, 06/24/22 (a)	400	392
2.75%, 06/26/24 (a)	900	880
Reinsurance Group of America Inc.
3.95%, 09/15/26	600	612
RenaissanceRe Finance Inc.
3.45%, 07/01/27	100	98
Rio Oil Finance Trust
9.25%, 07/06/24 (e) (g)	425	460
9.25%, 07/06/24 (a)	177	191
9.75%, 01/06/27 (a)	195	211
Santander Holdings USA Inc.
2.70%, 05/24/19	400	401
3.70%, 03/28/22 (a)	1,200	1,217
3.40%, 01/18/23 (a)	1,100	1,096
4.40%, 07/13/27 (a)	100	102
Santander UK Group Holdings Plc
7.38%, (callable at 100 beginning 06/24/22), GBP (j)	295	438
2.88%, 08/05/21	1,000	999
4.75%, 09/15/25 (a)	600	629
Santander UK Plc
2.13%, 11/03/20	1,500	1,486
5.00%, 11/07/23 (a)	300	321
Sberbank of Russia Via SB Capital SA
5.50%, 02/26/24 (d)	200	204
Shire Acquisitions Investments Ireland Ltd.
2.88%, 09/23/23	500	491
SL Green Operating Partnership LP
3.25%, 10/15/22	400	398
SLM Corp.
5.13%, 04/05/22	400	414
SMBC Aviation Capital Finance DAC
2.65%, 07/15/21 (a)	600	590
3.00%, 07/15/22 (a)	800	793
Solvay Finance America LLC
3.40%, 12/03/20 (a)	600	612
4.45%, 12/03/25 (a)	300	319
Springleaf Finance Corp.
5.25%, 12/15/19	100	103
8.25%, 12/15/20	100	110
7.75%, 10/01/21	800	885
State Bank of India
3.25%, 01/24/22	700	701
State Street Corp.
3.30%, 12/16/24	250	258
Stearns Holdings LLC
9.38%, 08/15/20 (a)	500	519
	Shares/Par[1]	Value
Stichting AK Rabobank Certificaten
6.50%, EUR (e) (j)	600	892
Sumitomo Mitsui Financial Group Inc.
3.22%, (3M US LIBOR + 1.68%), 03/09/21 (d)	1,200	1,238
2.06%, 07/14/21	100	98
2.50%, (3M US LIBOR + 1.14%), 10/19/21 (d)	1,300	1,320
2.14%, (3M US LIBOR + 0.78%), 07/12/22 (d)	500	501
Synchrony Financial
2.61%, (3M US LIBOR + 1.23%), 02/03/20 (d)	200	203
2.70%, 02/03/20	100	100
4.50%, 07/23/25	200	209
Tesco Property Finance 5 Plc
5.66%, 10/13/41, GBP	592	938
TIAA Asset Management Finance Co. LLC
2.95%, 11/01/19 (a)	300	303
4.13%, 11/01/24 (a)	500	527
Toll Brothers Finance Corp.
4.00%, 12/31/18	150	152
Toronto-Dominion Bank
1.80%, 07/13/21	600	588
UBS AG
2.38%, 08/14/19	300	300
2.10%, (3M US LIBOR + 0.58%), 06/08/20 (a) (d)	2,100	2,109
1.96%, (3M US LIBOR + 0.48%), 12/01/20 (a) (d) (g)	200	200
2.45%, 12/01/20 (a)	200	200
7.63%, 08/17/22	2,403	2,809
4.75%, 05/22/23 (d)	1,244	1,253
4.75%, 02/12/26, EUR (d)	300	404
UBS Group AG
3.14%, (3M US LIBOR + 1.78%), 04/14/21 (a) (d) (g)	300	312
4.13%, 09/24/25 (a)	250	262
UBS Group Funding Switzerland AG
2.37%, (3M US LIBOR + 0.95%), 08/15/23 (a) (d)	800	803
UPCB Finance VII Ltd.
3.63%, 06/15/29, EUR	200	239
US Bancorp
5.30%, (callable at 100 beginning 04/15/27) (j)	500	543
Vanke Real Estate Hong Kong Co. Ltd.
3.95%, 12/23/19	700	709
Volkswagen Group of America Finance LLC
2.13%, 05/23/19 (a)	1,000	996
Washington Prime Group LP
5.95%, 08/15/24	1,500	1,530
WEA Finance LLC
3.75%, 09/17/24 (a)	1,000	1,030
Wells Fargo & Co.
5.90%, (callable at 100 beginning 06/15/24) (j)	300	321
2.10%, 07/26/21	400	393
2.34%, (3M US LIBOR + 0.93%), 02/11/22 (d)	700	710
2.63%, 07/22/22	300	298
2.47%, (3M US LIBOR + 1.11%), 01/24/23 (d)	1,500	1,530
2.61%, (3M US LIBOR + 1.23%), 10/31/23 (d)	1,400	1,435
3.30%, 09/09/24	950	968
3.00%, 04/22/26	1,200	1,178
3.58%, 05/22/28 (d)	4,800	4,888
Wells Fargo Bank NA
2.10%, (3M US LIBOR + 0.74%), 01/22/18 (d)	1,000	1,000
5.95%, 08/26/36	100	128
Weyerhaeuser Co.
7.38%, 10/01/19 - 03/15/32	1,800	2,391
Woodside Finance Ltd.
4.60%, 05/10/21 (a)	600	630
3.65%, 03/05/25 (a)	600	604
XLIT Ltd.
4.45%, 03/31/25	400	408
		206,863
Health Care 4.1%
Abbott Laboratories
2.90%, 11/30/21	400	403
AbbVie Inc.
2.90%, 11/06/22	100	100
Actavis Funding SCS
2.35%, 03/12/18	250	250

See accompanying Notes to Financial Statements.

34

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
3.45%, 03/15/22	975	991
3.80%, 03/15/25	1,400	1,424
Amgen Inc.
4.10%, 06/15/21	355	371
3.63%, 05/22/24	300	312
2.60%, 08/19/26	700	671
3.20%, 11/02/27	1,600	1,595
Anthem Inc.
3.65%, 12/01/27	2,200	2,243
Baxalta Inc.
2.88%, 06/23/20	300	302
Becton Dickinson & Co.
2.54%, (3M US LIBOR + 1.03%), 06/06/22 (d)	500	502
Boston Scientific Corp.
2.65%, 10/01/18	302	303
3.38%, 05/15/22	775	787
Cardinal Health Inc.
2.40%, 11/15/19	1,000	1,000
EMD Finance LLC
3.25%, 03/19/25 (a)	200	202
Endo Finance Co.
5.75%, 01/15/22 (a)	200	167
Endo Finance LLC
5.38%, 01/15/23 (a)	500	388
6.00%, 07/15/23 (a)	200	157
Fresenius Medical Care US Finance II Inc.
4.75%, 10/15/24 (a) (g)	700	752
HCA Inc.
5.25%, 06/15/26	300	318
Humana Inc.
3.85%, 10/01/24	200	208
Kinetic Concepts Inc.
7.88%, 02/15/21 (a)	100	104
Laboratory Corp. of America Holdings
3.60%, 02/01/25	200	204
Mallinckrodt International Finance SA
4.88%, 04/15/20 (a)	250	241
Medtronic Inc.
3.15%, 03/15/22	1,000	1,023
3.50%, 03/15/25	250	259
Merck & Co. Inc.
2.75%, 02/10/25	300	299
Mylan NV
3.95%, 06/15/26	1,700	1,713
Stryker Corp.
3.50%, 03/15/26	475	489
Teva Pharmaceutical Finance Co. BV
2.95%, 12/18/22	400	359
Teva Pharmaceutical Finance III BV
2.20%, 07/21/21	200	183
2.80%, 07/21/23	1,600	1,393
3.15%, 10/01/26	450	372
Valeant Pharmaceuticals International Inc.
5.38%, 03/15/20 (a)	637	639
Zoetis Inc.
4.50%, 11/13/25	200	218
3.00%, 09/12/27	300	293
		21,235
Industrials 4.0%
A P Moller - Maersk A/S
3.88%, 09/28/25 (a)	700	702
ADT Corp.
3.50%, 07/15/22	100	99
Air Lease Corp.
2.63%, 09/04/18	400	401
2.13%, 01/15/20	1,000	993
3.00%, 09/15/23	300	298
Allegion US Holding Co. Inc.
3.20%, 10/01/24	400	397
3.55%, 10/01/27	100	99
Asciano Finance Ltd.
5.00%, 04/07/18 (a)	900	906
Aviation Capital Group Corp.
4.63%, 01/31/18 (a)	100	100
	Shares/Par[1]	Value
7.13%, 10/15/20 (a)	750	836
Aviation Capital Group LLC
3.50%, 11/01/27 (a)	100	98
CD&R Waterworks Merger Sub LLC
6.13%, 08/15/25 (a)	100	102
Delta Air Lines Inc.
3.63%, 03/15/22	1,400	1,424
Fortune Brands Home & Security Inc.
3.00%, 06/15/20	200	202
GATX Corp.
3.50%, 03/15/28	500	494
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (j)	2,300	2,367
GMR Hyderabad International Airport Ltd.
4.25%, 10/27/27 (a)	200	197
International Lease Finance Corp.
7.13%, 09/01/18 (a)	190	196
8.25%, 12/15/20	600	689
8.63%, 01/15/22	200	241
Kansas City Southern
3.00%, 05/15/23	200	199
3.13%, 06/01/26	100	96
Masco Corp.
5.95%, 03/15/22	650	721
Massachusetts Institute of Technology
4.68%, 07/01/14	200	232
Northrop Grumman Corp.
3.25%, 01/15/28	500	501
Odebrecht Offshore Drilling Finance Ltd.
0.00%, 10/01/23 (a) (h) (i) (l)	168	67
Owens Corning Inc.
4.20%, 12/15/22 - 12/01/24	350	367
3.40%, 08/15/26	600	588
Park Aerospace Holdings Ltd.
5.25%, 08/15/22 (a)	300	298
4.50%, 03/15/23 (a)	900	861
5.50%, 02/15/24 (a)	100	100
Penske Truck Leasing Co. LP
3.40%, 11/15/26 (a)	1,000	986
Pitney Bowes Inc.
3.63%, 09/15/20 (f)	200	197
Republic Services Inc.
4.75%, 05/15/23	300	327
Rockwell Collins Inc.
2.80%, 03/15/22	200	200
3.20%, 03/15/24	100	101
SPX FLOW Inc.
5.88%, 08/15/26 (a)	200	212
Standard Industries Inc.
5.13%, 02/15/21 (a)	200	206
5.00%, 02/15/27 (a)	200	204
4.75%, 01/15/28 (a)	2,100	2,105
Suzano Austria GmbH
7.00%, 03/16/47 (a)	200	230
Textron Inc.
1.96%, (3M US LIBOR + 0.55%), 11/10/20 (d)	700	700
Verisk Analytics Inc.
4.13%, 09/12/22	100	104
WestJet Airlines Ltd.
3.50%, 06/16/21 (b) (c)	200	204
		20,647
Information Technology 3.3%
Activision Blizzard Inc.
6.13%, 09/15/23 (a)	700	742
3.40%, 09/15/26	200	202
Alibaba Group Holding Ltd.
3.60%, 11/28/24 (g)	300	311
Alliance Data Systems Corp.
5.88%, 11/01/21 (a)	100	103
Apple Inc.
2.85%, 05/11/24	1,100	1,104
3.20%, 05/11/27	700	709
Arrow Electronics Inc.
3.25%, 09/08/24	500	490

See accompanying Notes to Financial Statements.

35

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Baidu Inc.
3.25%, 08/06/18	300	301
3.00%, 06/30/20	400	402
Broadcom Corp.
3.00%, 01/15/22 (a)	1,600	1,585
3.63%, 01/15/24 (a)	1,500	1,493
eBay Inc.
3.60%, 06/05/27	1,600	1,585
Flextronics International Ltd.
5.00%, 02/15/23	100	107
Harris Corp.
2.70%, 04/27/20	100	101
1.87%, (3M US LIBOR + 0.48%), 04/30/20 (d)	300	300
KLA-Tencor Corp.
4.65%, 11/01/24	100	108
Nvidia Corp.
2.20%, 09/16/21	300	297
3.20%, 09/16/26	1,000	1,004
NXP BV
4.13%, 06/01/21 (a)	500	510
3.88%, 09/01/22 (a)	500	505
Oracle Corp.
2.50%, 10/15/22	1,900	1,896
3.80%, 11/15/37	1,100	1,153
QTS Finance Corp.
4.75%, 11/15/25 (a)	100	101
Tech Data Corp.
4.95%, 02/15/27 (f)	200	210
Visa Inc.
3.15%, 12/14/25	400	409
VMware Inc.
3.90%, 08/21/27	1,500	1,511
		17,239
Materials 0.7%
Aleris International Inc.
9.50%, 04/01/21 (a)	100	106
Boise Cascade Co.
5.63%, 09/01/24 (a)	300	317
Gerdau Trade Inc.
4.88%, 10/24/27 (a)	300	299
Goldcorp Inc.
3.63%, 06/09/21	100	102
Graphic Packaging International Inc.
4.75%, 04/15/21	50	52
Huntsman International LLC
4.88%, 11/15/20 (g)	100	104
PT Bukit Makmur Mandiri Utama
7.75%, 02/13/22 (a)	200	214
Reynolds Group Issuer Inc.
4.86%, (3M US LIBOR + 3.50%), 07/15/21 (a) (d)	200	204
Rock Tenn Co.
4.90%, 03/01/22	30	32
Vale Overseas Ltd.
4.38%, 01/11/22	600	621
6.25%, 08/10/26	1,100	1,273
Westlake Chemical Corp.
3.60%, 07/15/22	30	31
Yara International ASA
3.80%, 06/06/26 (a)	300	298
		3,653
Real Estate 5.0%
Alexandria Real Estate Equities Inc.
2.75%, 01/15/20	100	100
3.90%, 06/15/23	600	618
4.50%, 07/30/29	500	530
American Campus Communities Operating Partnership LP
3.75%, 04/15/23	1,050	1,077
American Tower Corp.
3.45%, 09/15/21	200	204
2.25%, 01/15/22	100	97
3.50%, 01/31/23	750	766
3.13%, 01/15/27	400	384
	Shares/Par[1]	Value
ARC Properties Operating Partnership LP
3.00%, 02/06/19	800	804
AvalonBay Communities Inc.
2.95%, 09/15/22	200	202
2.90%, 10/15/26	1,000	974
Boston Properties LP
3.65%, 02/01/26	200	203
Brixmor Operating Partnership LP
3.25%, 09/15/23	200	195
CBL & Associates LP
5.95%, 12/15/26 (g)	1,600	1,482
Crown Castle International Corp.
3.40%, 02/15/21	500	511
4.88%, 04/15/22	300	322
5.25%, 01/15/23	400	438
Digital Realty Trust LP
4.75%, 10/01/25	100	109
Education Realty Operating Partnership LP
4.60%, 12/01/24	100	104
EPR Properties
4.50%, 04/01/25	100	102
4.75%, 12/15/26	200	206
ERP Operating LP
3.25%, 08/01/27	600	598
Essex Portfolio LP
3.50%, 04/01/25	900	907
HCP Inc.
4.00%, 12/01/22	300	314
Healthcare Trust of America Holdings LP
3.38%, 07/15/21	200	204
Hospitality Properties Trust
4.50%, 06/15/23	200	210
4.95%, 02/15/27	300	316
Host Hotels & Resorts LP
6.00%, 10/01/21	50	55
3.88%, 04/01/24	200	203
4.00%, 06/15/25	300	306
4.50%, 02/01/26	100	105
Kilroy Realty LP
4.38%, 10/01/25	300	315
Kimco Realty Corp.
3.30%, 02/01/25	3,000	2,975
2.80%, 10/01/26	700	659
Mid-America Apartments LP
3.75%, 06/15/24	100	103
3.60%, 06/01/27	1,200	1,200
Mitsui Fudosan Co. Ltd.
3.65%, 07/20/27 (a) (g)	900	928
Omega Healthcare Investors Inc.
4.38%, 08/01/23	800	812
4.95%, 04/01/24	250	260
Physicians Realty LP
4.30%, 03/15/27	100	102
3.95%, 01/15/28	200	198
Regency Centers LP
4.40%, 02/01/47	100	104
Select Income REIT
4.25%, 05/15/24	100	99
Simon Property Group LP
3.30%, 01/15/26	45	45
SL Green Realty Corp.
4.50%, 12/01/22	100	105
Spirit Realty LP
4.45%, 09/15/26	200	199
Trust F/1401
6.95%, 01/30/44 (a)	1,000	1,098
UDR Inc.
4.63%, 01/10/22	671	713
4.00%, 10/01/25	350	365
Ventas Realty LP
3.13%, 06/15/23	800	799
Weyerhaeuser Co.
4.63%, 09/15/23	500	539
8.50%, 01/15/25	500	647

See accompanying Notes to Financial Statements.

36

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
WP Carey Inc.
4.00%, 02/01/25	600	607
		25,518
Telecommunication Services 4.7%
AT&T Inc.
2.01%, (3M US LIBOR + 0.65%), 01/15/20 (d)	300	301
2.31%, (3M US LIBOR + 0.95%), 07/15/21 (d)	900	912
3.95%, 01/15/25	100	102
4.13%, 02/17/26	700	714
4.10%, 02/15/28 (a)	320	321
4.30%, 02/15/30 (a)	3,348	3,360
5.25%, 03/01/37	3,500	3,702
4.35%, 06/15/45	100	92
5.15%, 11/15/46 (b) (c)	600	610
4.50%, 03/09/48	200	187
CC Holdings GS V LLC
3.85%, 04/15/23	200	206
Crown Castle Towers LLC
6.11%, 01/15/20 (a)	200	210
MTN Mauritius Investments Ltd.
4.76%, 11/11/24 (a)	200	199
Sprint Corp.
7.25%, 09/15/21	1,300	1,377
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (a)	1,406	1,415
Telefonica Emisiones SAU
4.10%, 03/08/27	1,100	1,137
United Group BV
4.38%, 07/01/22, EUR (a)	200	249
Verizon Communications Inc.
2.00%, (3M US LIBOR + 0.55%), 05/22/20 (d)	1,600	1,607
3.38%, 02/15/25 (a)	796	800
4.13%, 03/16/27 - 08/15/46	1,200	1,161
4.27%, 01/15/36	800	794
5.25%, 03/16/37	100	110
4.86%, 08/21/46	1,800	1,873
5.01%, 08/21/54	279	287
4.67%, 03/15/55	1,679	1,628
Virgin Media Secured Finance Plc
6.25%, 03/28/29, GBP	100	145
Wind Tre SpA
2.75%, (3M EU EURIBOR + 2.75%), 01/20/24, EUR (a) (d)	400	472
		23,971
Utilities 2.2%
Appalachian Power Co.
3.40%, 06/01/25	300	306
Cleco Corporate Holdings LLC
3.74%, 05/01/26	2,200	2,201
Delmarva Power & Light Co.
3.50%, 11/15/23	250	258
Duke Energy Corp.
3.05%, 08/15/22	1,200	1,213
3.75%, 04/15/24	200	208
2.65%, 09/01/26	550	527
3.15%, 08/15/27	100	99
Duke Energy Florida LLC
3.20%, 01/15/27	100	101
Duquesne Light Holdings Inc.
5.90%, 12/01/21 (a)	50	55
3.62%, 08/01/27 (a)	1,200	1,193
Entergy Corp.
4.00%, 07/15/22	175	183
Entergy Mississippi Inc.
2.85%, 06/01/28	900	869
Exelon Corp.
3.95%, 06/15/25	500	521
FirstEnergy Corp.
4.25%, 03/15/23 (f)	300	314
Ipalco Enterprises Inc.
3.70%, 09/01/24 (a)	100	100
Niagara Mohawk Power Corp.
2.72%, 11/28/22 (a)	100	100
	Shares/Par[1]	Value
Pacific Gas & Electric Co.
3.25%, 06/15/23	800	810
3.30%, 12/01/27 (a)	200	198
SGSP Australia Assets Pty Ltd.
3.25%, 07/29/26	610	598
Southern Co.
2.95%, 07/01/23	200	200
5.50%, 03/15/57	200	211
Southern Power Co.
2.18%, (3M US LIBOR + 0.55%), 12/20/20 (a) (d)	900	905
TerraForm Global Operating LLC
9.75%, 08/15/22 (a) (e)	200	221
Western Massachusetts Electric Co.
3.50%, 09/15/21	100	103
		11,494
Total Corporate Bonds And Notes (cost $400,812)		406,566
SENIOR LOAN INTERESTS 4.5%
Consumer Discretionary 1.2%
Aramark Services Inc.
Term Loan B-1, 3.35%, (3M LIBOR + 2.00%), 03/07/25 (d)	250	251
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (d)	700	703
Charter Communications Operating LLC
Term Loan, 3.57%, (3M LIBOR + 2.00%), 07/01/20 (d)	295	295
Term Loan, 3.57%, (3M LIBOR + 2.25%), 01/15/24 (d)	295	295
Las Vegas Sands LLC
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/29/24 (d)	4,741	4,764
		6,308
Energy 0.1%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/14/22 (d) (m)	500	497
Limetree Bay Terminals LLC
Term Loan, 5.50%, (3M LIBOR + 4.00%), 02/10/24 (b) (d)	99	99
		596
Financials 0.7%
Avolon (Luxembourg) SARL
Term Loan B-2, 3.75%, (3M LIBOR + 2.25%), 01/20/22 (d)	598	594
Delos Finance SARL
Term Loan, 3.33%, (3M EURIBOR + 2.00%), 10/06/23 (d)	300	302
FinCo I LLC
Term Loan B, 2.75%, (3M LIBOR + 2.75%), 06/01/22 (d)	200	202
Level 3 Financing Inc.
Term Loan B, 3.70%, (3M LIBOR + 2.25%), 02/17/24 (d)	2,200	2,200
Lightstone Holdco LLC
Term Loan, 5.85%, (3M LIBOR + 4.50%), 01/30/24 (d)	500	501
		3,799
Health Care 0.3%
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (d)	100	96
Centene Corp.
Term Loan, 4.50%, (3M LIBOR + 3.50%), 09/13/18 (b) (d) (l)	700	697
HCA Inc.
Term Loan B-8, 3.60%, (3M LIBOR + 2.25%), 02/15/24 (d)	270	272
Ortho-Clinical Diagnostics SA
Term Loan B, 5.08%, (1Y LIBOR + 3.75%), 04/29/21 (d)	293	294
RPI Finance Trust
Term Loan B-6, 3.33%, (3M LIBOR + 2.00%), 03/13/23 (d)	334	335

See accompanying Notes to Financial Statements.

37

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (b) (d)	14	14
		1,708
Industrials 0.1%
Brand Energy & Infrastructure Services Inc.
Term Loan, 5.61%, (3M LIBOR + 4.25%), 06/16/24 (d)	497	499
Sequa Corp.
Term Loan, 6.55%, (3M LIBOR + 5.50%), 11/26/21 (d)	199	200
		699
Information Technology 0.4%
Ancestry.com Operations Inc.
1st Lien Term Loan, 4.66%, (3M LIBOR + 3.25%), 10/19/23 (d)	397	399
Dell Inc.
1st Lien Term Loan, 3.35%, (3M LIBOR + 2.00%), 09/07/23 (d)	547	546
MH Sub I LLC
Term Loan, 5.34%, (3M LIBOR + 3.75%), 08/16/24 (d)	997	1,000
		1,945
Materials 0.1%
CPG International Inc.
Term Loan, 5.08%, (3M LIBOR + 3.75%), 05/03/24 (d)	393	394
H.B. Fuller Co.
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 10/15/24 (d)	200	200
		594
Telecommunication Services 0.3%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (d)	1,300	1,252
Utilities 1.3%
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (d)	6,432	6,445
Vistra Operations Co. LLC
Term Loan B-2, 4.24%, (3M LIBOR + 2.75%), 12/12/23 (d)	99	100
		6,545
Total Senior Loan Interests (cost $23,428)		23,446
GOVERNMENT AND AGENCY OBLIGATIONS 24.7%
Mortgage-Backed Securities 1.6%
Federal National Mortgage Association
3.00%, 07/01/43 - 08/01/43	641	645
TBA, 3.00%, 02/15/48 (n)	2,400	2,398
TBA, 3.50%, 03/15/48 (n)	4,900	5,017
		8,060
Municipal 0.0%
California Earthquake Authority
2.81%, 07/01/19	168	168
Sovereign 2.5%
Argentina Bonar Bond
25.13%, (Argentina Deposit Rates Badlar + 2.00%), 04/03/22, ARS (d)	21,080	1,120
Argentina POM Politica Monetaria
28.75%, (Argentina Central Bank 7 Day Repurchase Rate), 06/21/20, ARS (d)	5,000	285
Argentina Republic Government International Bond
7.50%, 04/22/26	1,150	1,302
6.88%, 01/26/27 (g)	1,800	1,971
5.25%, 01/15/28, EUR	400	500
2.50%, 12/31/38 (e)	500	368
6.25%, 11/09/47, EUR	400	487
Indonesia Government International Bond
2.88%, 07/08/21, EUR (a)	100	131
Israel Electric Corp. Ltd.
5.63%, 06/21/18	200	202
7.25%, 01/15/19 (a)	200	208
	Shares/Par[1]	Value
Kuwait International Government Bond
3.50%, 03/20/27 (a)	1,300	1,322
Petroleos Mexicanos
5.13%, 03/15/23, EUR	700	978
Poland Government Bond
3.25%, 07/25/25, PLN	400	116
2.50%, 07/25/26, PLN	2,300	627
Republic of South Africa
10.50%, 12/21/26, ZAR	7,100	639
Saudi Arabia Government International Bond
3.25%, 10/26/26	1,500	1,470
3.63%, 03/04/28 (a)	1,000	992
Slovenia Government International Bond
4.13%, 02/18/19 (a)	200	204
		12,922
Treasury Inflation Indexed Securities 0.8%
Italy Buoni Poliennali Del Tesoro Inflation Indexed Note
2.10%, 09/15/21, EUR (o)	552	735
U.S. Treasury Inflation Indexed Note
0.38%, 01/15/27 (o)	3,370	3,343
		4,078
U.S. Treasury Securities 19.8%
U.S. Treasury Bond
3.50%, 02/15/39	914	1,043
2.50%, 02/15/45 (n)	4,300	4,099
Principal Only, 0.00%, 08/15/44 - 05/15/45 (p)	3,850	1,807
2.50%, 02/15/46 - 05/15/46	15,032	14,301
2.25%, 08/15/46 (n)	3,385	3,052
2.88%, 11/15/46	182	187
3.00%, 05/15/47 (n)	6,644	6,984
2.75%, 08/15/47	4,859	4,864
U.S. Treasury Note
1.25%, 03/31/21 (q)	2,000	1,951
2.13%, 12/31/22 - 05/15/25 (q)	18,840	18,728
1.75%, 01/31/23 (q)	2,116	2,069
2.38%, 05/15/27 (n)	1,218	1,214
2.25%, 08/15/27 (n)	10,341	10,192
2.25%, 11/15/27	32,218	31,755
		102,246
Total Government And Agency Obligations (cost $126,988)		127,474
TRUST PREFERRED 0.0%
Utilities 0.0%
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (j)	—	11
Total Trust Preferreds (cost $10)		11
PREFERRED STOCKS 0.1%
Financials 0.1%
CoBank ACB, 6.20%, (callable at 100 beginning 01/01/25) (b) (c) (j)	3	321
Real Estate 0.0%
Vereit Inc., 6.70%, (callable at 25 beginning 01/03/19) (j)	2	43
Total Preferred Stocks (cost $338)		364
SHORT TERM INVESTMENTS 2.1%
Certificates of Deposit 0.1%
Barclays Bank Plc
2.06%, (3M US LIBOR + 0.46%), 03/16/18 (d)	300	300
Securities Lending Collateral 1.0%
Securities Lending Cash Collateral Fund LLC, 1.30% (r) (s)	5,359	5,359
Treasury Securities 1.0%
Japan Treasury Bill
0.00%, 02/05/18 - 02/13/18, JPY (t)	577,700	5,130
Total Short Term Investments (cost $10,760)		10,789
Total Investments 112.6% (cost $574,639)		581,123
Total Purchased Options 0.0% (cost $445)		143
Other Derivative Instruments (0.1)%		(745)
Other Assets and Liabilities, Net (12.5)%		(64,341)
Total Net Assets 100.0%		$516,180

See accompanying Notes to Financial Statements.

38

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Shares/Par[1]	Value

(a)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $100,341 and 19.4%, respectively.

(b)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(c)   Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(d)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(e)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(f)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(g)   All or portion of the security was on loan.

(h)   Non-income producing security.

(i)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date.

(j)   Perpetual security. Next contractual call date presented, if applicable.

(k)   Convertible security.

(l)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(m)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(n)  All or a portion of the security was purchased on a delayed delivery basis. As of December 31, 2017, the total payable for investments purchased on a delayed delivery basis was $47,938.

(o)   Treasury inflation indexed note, par amount is adjusted for inflation.

(p)  Security issued with a zero coupon. Income is recognized through the accretion of discount.

(q)   All or a portion of the security is pledged or segregated as collateral.

(r)  Investment in affiliate.

(s)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

(t)   The coupon rate represents the yield to maturity.

JNL/PPM America Long Short Credit Fund (a)
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 12.7%
American Airlines Pass-Through Trust
Series 2013-B-2, 5.60%, 07/15/20 (b)	540	$558
American Express Credit Account Master Trust
Series 2017-A-4, 1.64%, 05/15/19	1,500	1,492
American Tower Trust I
Series 2013-A-2, 3.07%, 03/15/23 (b)	1,170	1,180
AmeriCredit Automobile Receivables Trust
Series 2016-A3-2, 1.60%, 11/09/20	2,500	2,496
Ascentium Equipment Receivables LLC
Series 2017-A2-2A, 2.00%, 05/11/20 (b)	123	123
Series 2017-A3-2A, 2.31%, 12/10/21 (b)	103	102
Ascentium Equipment Receivables Trust
Series 2017-A2-1A, 1.87%, 07/10/19 (b)	82	82
Series 2017-A3-1A, 2.29%, 06/10/21 (b)	106	105
	Shares/Par[1]	Value
BANK 2017-BNK5
Series 2017-AS-BNK5, REMIC, 3.62%, 06/15/27	272	275
Chesapeake Funding II LLC
Series 2017-A1-3A, 1.91%, 01/15/21 (b)	474	472
CIG Auto Receivables Trust
Series 2017-A-1A, 2.71%, 05/15/23 (b)	215	215
Citibank Credit Card Issuance Trust
Series 2013-A2-A2, 1.83%, (1M US LIBOR + 0.28%), 05/24/18 (c)	1,250	1,251
Series 2017-A9-A9, 1.80%, 09/20/19	723	719
Series 2017-A4-A4, 1.62%, (1M US LIBOR + 0.22%), 04/07/20 (c)	614	615
Dell Equipment Finance Trust
Series 2017-A2-1, 1.86%, 06/24/19 (b)	446	446
Series 2017-A3-2, 2.19%, 10/24/22 (b)	194	193
Foundation Finance Trust
Series 2017-A-1A, 3.30%, 07/15/33 (d) (e)	310	310
GM Financial Automobile Leasing Trust
Series 2017-A3-1, 2.06%, 05/20/20	530	529
GM Financial Consumer Automobile Receivables Trust
Series 2017-A2B-1A, 1.61%, (1M US LIBOR + 0.12%), 03/16/20 (b) (c)	975	975
GS Mortgage Securities Trust
Series 2017-B-SLP, REMIC, 3.77%, 10/10/22 (d) (e)	490	501
Leaf Receivables Funding 12 LLC
Series 2017-A2-1, 1.72%, 02/15/19 (b)	76	76
Series 2017-A3-1, 2.07%, 05/15/20 (b)	110	110
Mercedes-Benz Master Owner Trust
Series 2016-A-AA, 2.06%, (1M US LIBOR + 0.58%), 05/15/18 (b) (c)	2,385	2,389
MVW Owner Trust
Series 2013-A-1A, 2.15%, 04/22/30 (b)	317	313
Series 2017-A-1A, 2.42%, 12/20/34 (b)	263	261
Nissan Auto Receivables Owner Trust
Series 2016-A2B-C, 1.70%, (1M US LIBOR + 0.22%), 04/16/18 (c)	623	623
Verizon Owner Trust
Series 2016-A-1A, 1.42%, 01/20/21 (b)	2,500	2,483
Wells Fargo Commercial Mortgage Trust
Series 2017-B-C38, 3.92%, 07/15/50 (c)	162	163
Total Non-U.S. Government Agency Asset-Backed Securities (cost $19,087)		19,057
CORPORATE BONDS AND NOTES 60.2%
Consumer Discretionary 4.5%
Amazon.com Inc.
3.15%, 08/22/27 (b) (f)	375	376
3.88%, 08/22/37 (b)	160	170
4.05%, 08/22/47 (b)	135	145
American Axle & Manufacturing Inc.
6.50%, 04/01/27 (b)	150	159
American Greetings Corp.
7.88%, 02/15/25 (b)	58	63
CCO Holdings LLC
5.13%, 05/01/27 (b)	843	830
Charter Communications Operating LLC
6.83%, 10/23/55	120	144
DISH DBS Corp.
7.75%, 07/01/26	400	423
General Motors Co.
5.20%, 04/01/45	197	208
Gibson Brands Inc.
8.88%, 08/01/18 (b)	394	330
Golden Nugget Inc.
6.75%, 10/15/24 (b)	217	221
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	289	293
Hilton Worldwide Finance LLC
4.63%, 04/01/25	148	152
4.88%, 04/01/27	117	123
KB Home
7.63%, 05/15/23	383	438
Mattamy Group Corp.
6.50%, 10/01/25 (b)	48	51

See accompanying Notes to Financial Statements.

39

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Netflix Inc.
3.63%, 05/15/27, EUR (b)	591	713
New Cotai LLC
10.63%, 05/01/19 (b) (g)	273	263
Numericable - SFR SA
7.38%, 05/01/26 (b)	322	330
Schaeffler Verwaltung Zwei GmbH
4.13%, 09/15/21 (b) (g)	200	203
Target Corp.
3.90%, 11/15/47	468	476
Wave Holdco LLC
8.25%, 07/15/19 (b) (g)	567	569
		6,680
Consumer Staples 4.6%
BAT Capital Corp.
2.00%, (3M US LIBOR + 0.59%), 08/14/20 (b) (c)	1,250	1,255
3.56%, 08/15/27 (b) (f)	228	228
4.39%, 08/15/37 (b)	850	893
4.54%, 08/15/47 (b)	175	184
Dr. Pepper Snapple Group Inc.
2.55%, 09/15/26 (f)	236	222
Hearthside Group Holdings LLC
6.50%, 05/01/22 (b)	302	307
High Ridge Brands Co.
8.88%, 03/15/25 (b)	91	81
JBS Investments GmbH
7.25%, 04/03/24 (b)	497	488
Kraft Heinz Foods Co.
1.98%, (3M US LIBOR + 0.57%), 02/10/21 (c)	1,000	1,001
3.95%, 07/15/25 (f)	239	247
5.00%, 07/15/35 (f)	279	305
4.38%, 06/01/46	100	99
Pilgrim's Pride Corp.
5.88%, 09/30/27 (b)	301	310
Post Holdings Inc.
5.63%, 01/15/28 (b)	347	349
Reynolds American Inc.
4.45%, 06/12/25 (f)	863	920
		6,889
Energy 7.1%
Alta Mesa Holdings LP
7.88%, 12/15/24	355	390
Andeavor Corp.
3.80%, 04/01/28	91	91
4.50%, 04/01/48	105	106
Andeavor Logistics LP
3.50%, 12/01/22	137	137
4.25%, 12/01/27	121	123
5.20%, 12/01/47	133	138
Calumet Specialty Products Partners LP
11.50%, 01/15/21 (b)	299	340
Carrizo Oil & Gas Inc.
8.25%, 07/15/25	163	179
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	208	226
5.13%, 06/30/27	623	642
CITGO Holding Inc.
10.75%, 02/15/20 (b)	185	198
Columbia Pipeline Group Inc.
3.30%, 06/01/20	365	370
5.80%, 06/01/45	274	341
Continental Resources Inc.
4.38%, 01/15/28 (d) (e)	363	358
Denbury Resources Inc.
5.50%, 05/01/22	100	69
Diamondback Energy Inc.
5.38%, 05/31/25	275	283
Endeavor Energy Resources LP
5.50%, 01/30/26 (b)	57	58
5.75%, 01/30/28 (b)	57	58
Energy Transfer Equity LP
4.25%, 03/15/23	464	460
EP Energy LLC
8.00%, 11/29/24 (b)	325	346
	Shares/Par[1]	Value
8.00%, 02/15/25 (b)	658	483
Extraction Oil & Gas Inc.
7.38%, 05/15/24 (b)	225	240
Jones Energy Holdings LLC
6.75%, 04/01/22	463	347
9.25%, 03/15/23	137	104
MEG Energy Corp.
6.50%, 01/15/25 (b)	58	57
MPLX LP
5.20%, 03/01/47	125	136
Parsley Energy LLC
5.38%, 01/15/25 (b)	500	505
5.25%, 08/15/25 (b)	75	75
PDC Energy Inc.
5.75%, 05/15/26 (b)	188	193
Phillips 66
2.11%, (3M US LIBOR + 0.75%), 04/15/20 (b) (c)	319	321
QEP Resources Inc.
5.63%, 03/01/26	193	195
Sabine Pass Liquefaction LLC
5.63%, 03/01/25	265	293
5.88%, 06/30/26	534	602
SM Energy Co.
6.75%, 09/15/26	150	154
Summit Midstream Holdings LLC
5.75%, 04/15/25	222	224
Summit Midstream Partners LP
9.50%, (callable at 104 beginning 12/15/22) (h)	750	756
Transocean Proteus Ltd.
6.25%, 12/01/24 (b)	822	859
Trinidad Drilling Ltd.
6.63%, 02/15/25 (b)	59	56
Whiting Petroleum Corp.
6.63%, 01/15/26 (b)	154	157
		10,670
Financials 15.8%
Acrisure LLC
7.00%, 11/15/25 (d) (e)	384	370
AerCap Ireland Capital Ltd.
4.63%, 10/30/20	283	297
American Express Credit Corp.
1.71%, (3M US LIBOR + 0.33%), 05/03/19 (c)	1,500	1,503
Anheuser-Busch InBev Finance Inc.
3.65%, 02/01/26 (f)	684	706
4.90%, 02/01/46 (f)	917	1,062
Athene Global Funding
2.75%, 04/20/20 (b)	1,100	1,101
2.56%, (3M US LIBOR + 1.23%), 07/01/22 (b) (c)	1,000	1,014
Bank of America Corp.
2.02%, (3M US LIBOR + 0.66%), 07/21/21 (c)	300	302
2.36%, (3M US LIBOR + 1.00%), 04/24/23 (c)	500	509
4.00%, 01/22/25 (f)	629	654
3.82%, 01/20/28 (c) (f)	330	341
3.71%, 04/24/28 (f)	310	318
Barclays Bank Plc
7.75%, 04/10/23 (c)	250	253
BMW US Capital LLC
1.73%, (3M US LIBOR + 0.38%), 04/06/20 (b) (c)	1,000	1,003
Boral Finance Pty Ltd.
3.00%, 11/01/22 (b)	440	437
Capital One Financial Corp.
2.17%, (3M US LIBOR + 0.76%), 05/12/20 (c)	1,000	1,007
3.30%, 10/30/24	375	373
3.75%, 03/09/27	373	377
Cemex Finance LLC
6.00%, 04/01/24 (b)	240	254
Citigroup Inc.
6.25%, (callable at 100 beginning 08/15/26) (h)	336	371
2.33%, (3M US LIBOR + 0.96%), 04/25/22 (c)	750	757
4.45%, 09/29/27 (f)	89	94
4.13%, 07/25/28	110	113
Credit Suisse AG
6.50%, 08/08/23 (b) (f)	481	538

See accompanying Notes to Financial Statements.

40

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Credit Suisse Group AG
7.50%, (callable at 100 beginning 12/11/23) (b) (h)	259	296
DAE Funding LLC
4.00%, 08/01/20 (b)	325	327
Diamond 1 Finance Corp.
8.35%, 07/15/46 (b)	405	522
Eagle Holding Co. II LLC
7.63%, 05/15/22 (d) (e) (g)	140	142
Enstar Group Ltd.
4.50%, 03/10/22	192	196
Glencore Funding LLC
3.00%, 10/27/22 (b) (f)	182	180
3.88%, 10/27/27 (b)	297	295
Goldman Sachs Group Inc.
2.40%, (3M US LIBOR + 0.73%), 12/27/20 (c)	1,150	1,157
3.00%, 04/26/22 (f)	119	119
2.91%, 07/24/23 (f)	61	61
HSBC Holdings Plc
4.38%, 11/23/26 (f)	256	267
Icahn Enterprises LP
6.25%, 02/01/22	160	164
6.75%, 02/01/24	100	103
6.38%, 12/15/25 (b)	747	747
James Hardie International Finance DAC
5.00%, 01/15/28 (b)	200	202
JPMorgan Chase & Co.
5.30%, (callable at 100 beginning 05/01/20) (h)	600	623
3.78%, 02/01/28 (c) (f)	291	301
Morgan Stanley
2.54%, (3M US LIBOR + 1.18%), 01/20/22 (c)	100	102
2.29%, (3M US LIBOR + 0.93%), 07/22/22 (c)	400	404
4.10%, 05/22/23 (f)	1,049	1,091
2.62%, (3M US LIBOR + 1.22%), 05/08/24 (c)	500	512
4.35%, 09/08/26 (f)	268	281
3.63%, 01/20/27 (f)	200	205
Stena AB
7.00%, 02/01/24 (b)	141	132
Stena International SA
5.75%, 03/01/24 (b)	115	107
Toll Brothers Finance Corp.
4.00%, 12/31/18	341	345
Wells Fargo & Co.
5.87%, (callable at 100 beginning 06/15/25) (f) (h)	410	454
Ziggo Secured Finance BV
5.50%, 01/15/27 (b)	600	599
		23,688
Health Care 5.1%
Abbott Laboratories
3.40%, 11/30/23 (f)	350	356
4.75%, 11/30/36	125	140
Actavis Funding SCS
4.75%, 03/15/45	102	109
Becton Dickinson & Co.
3.36%, 06/06/24	500	501
Catalent Pharma Solutions Inc.
4.88%, 01/15/26 (b)	64	64
Centene Corp.
4.75%, 05/15/22	175	182
Community Health Systems Inc.
6.25%, 03/31/23	546	492
Express Scripts Holding Co.
3.40%, 03/01/27 (f)	150	147
4.80%, 07/15/46	184	196
Gilead Sciences Inc.
1.80%, (3M US LIBOR + 0.17%), 09/20/18 (c) (f)	1,500	1,499
HCA Inc.
4.25%, 10/15/19	1,203	1,228
Hologic Inc.
4.38%, 10/15/25 (d) (e)	42	43
MEDNAX Inc.
5.25%, 12/01/23 (b)	250	255
Perrigo Finance Unltd. Co.
4.38%, 03/15/26	200	205
	Shares/Par[1]	Value
Tenet Healthcare Corp.
8.13%, 04/01/22	75	77
6.75%, 06/15/23	75	72
THC Escrow Corp. III
5.13%, 05/01/25 (b)	154	151
Valeant Pharmaceuticals International Inc.
6.50%, 03/15/22 (b)	19	20
5.88%, 05/15/23 (b)	202	188
7.00%, 03/15/24 (b)	58	62
5.50%, 03/01/23 - 11/01/25 (b)	376	373
Watson Pharmaceuticals Inc.
3.25%, 10/01/22 (f)	1,000	1,005
WellCare Health Plans Inc.
5.25%, 04/01/25	183	194
		7,559
Industrials 5.9%
AECOM
5.13%, 03/15/27	248	252
Aircastle Ltd.
6.25%, 12/01/19	539	570
5.00%, 04/01/23	826	870
4.13%, 05/01/24	139	141
BlueLine Rental Finance Corp.
9.25%, 03/15/24 (b)	99	105
Bombardier Inc.
5.75%, 03/15/22 (b)	103	101
7.50%, 12/01/24 (d) (e)	190	193
7.50%, 03/15/25 (b)	64	65
General Electric Co.
5.00%, (callable at 100 beginning 01/21/21) (f) (h)	2,240	2,306
Global Ship Lease Inc.
9.88%, 11/15/22 (b)	200	206
International Lease Finance Corp.
6.25%, 05/15/19	450	472
Mexico City Airport Trust
5.50%, 07/31/47 (b)	603	595
Multi-Color Corp.
4.88%, 11/01/25 (b)	259	260
Siemens Financieringsmaatschappij NV
2.35%, 10/15/26 (b) (f)	750	707
Standard Industries Inc.
4.75%, 01/15/28 (b)	500	501
Tempo Acquisition LLC
6.75%, 06/01/25 (b)	167	169
Union Pacific Corp.
3.60%, 09/15/37 (f)	350	360
United Technologies Corp.
1.90%, 05/04/20	1,000	990
		8,863
Information Technology 5.1%
Apple Inc.
1.48%, (3M US LIBOR + 0.07%), 05/11/20 (c) (f)	1,500	1,499
2.85%, 05/11/24 (f)	523	525
3.20%, 05/11/27 (f)	210	213
Broadcom Corp.
3.88%, 01/15/27 (b)	1,685	1,663
Intel Corp.
1.49%, (3M US LIBOR + 0.08%), 05/11/20 (c) (f)	1,000	998
Microsoft Corp.
3.45%, 08/08/36 (f)	400	412
3.95%, 08/08/56 (f)	150	160
NXP BV
4.13%, 06/01/21 (b)	465	474
Oracle Corp.
2.95%, 11/15/24 (f)	497	500
4.00%, 11/15/47 (f)	100	106
QUALCOMM Inc.
1.80%, (3M US LIBOR + 0.36%), 05/20/19 (c) (f)	1,000	1,001
		7,551
Materials 5.9%
Anglo American Capital Plc
4.75%, 04/10/27 (b)	349	365

See accompanying Notes to Financial Statements.

41

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
BWAY Holding Co.
7.25%, 04/15/25 (b)	550	569
CF Industries Inc.
3.40%, 12/01/21 (b) (f)	350	353
4.50%, 12/01/26 (b) (f)	565	589
Ecolab Inc.
3.25%, 12/01/27 (b) (f)	193	193
EI du Pont de Nemours & Co.
1.91%, (3M US LIBOR + 0.53%), 05/01/20 (c) (f)	1,058	1,066
FMG Resources August 2006 Pty Ltd.
9.75%, 03/01/22 (b)	160	177
4.75%, 05/15/22 (b)	316	320
Freeport-McMoRan Inc.
3.88%, 03/15/23	301	300
4.55%, 11/14/24	557	566
5.40%, 11/14/34	271	276
FXI Holdings Inc.
7.88%, 11/01/24 (b)	460	457
Hexion Inc.
10.38%, 02/01/22 (b)	170	159
Hexion US Finance Corp.
6.63%, 04/15/20	250	225
Martin Marietta Materials Inc.
2.10%, (3M US LIBOR + 0.65%), 05/22/20 (c)	1,000	1,006
Rain CII Carbon LLC
7.25%, 04/01/25 (b)	300	326
Reynolds Group Issuer Inc.
4.86%, (3M US LIBOR + 3.50%), 07/15/21 (b) (c)	483	493
Samarco Mineracao SA
0.00%, 09/26/24 (b) (i) (j)	240	164
Sherwin-Williams Co.
2.25%, 05/15/20	1,000	996
Trinseo Materials Operating SCA
5.38%, 09/01/25 (b)	214	221
		8,821
Real Estate 0.7%
Communications Sales & Leasing Inc.
7.13%, 12/15/24 (b)	287	260
CyrusOne LP
5.00%, 03/15/24 (b)	151	156
5.38%, 03/15/27 (b)	176	185
Equinix Inc.
5.38%, 05/15/27	88	94
Realty Income Corp.
3.65%, 01/15/28	341	342
		1,037
Telecommunication Services 2.6%
AT&T Inc.
3.90%, 08/14/27	800	806
5.25%, 03/01/37	368	389
4.90%, 08/14/37	675	680
CB Escrow Corp.
8.00%, 10/15/25 (b)	375	379
Hughes Satellite Systems Corp.
5.25%, 08/01/26	250	254
Intelsat Jackson Holdings SA
9.75%, 07/15/25 (b)	193	185
Radiate Holdco LLC
6.63%, 02/15/25 (b)	99	95
Sprint Corp.
7.13%, 06/15/24	175	179
Sprint Spectrum Co. LLC
3.36%, 09/20/21 (b)	284	286
Telesat Canada
8.88%, 11/15/24 (b)	233	260
Verizon Communications Inc.
2.95%, 03/15/22 (f)	415	418
		3,931
Utilities 2.9%
Avangrid Inc.
3.15%, 12/01/24 (f)	479	478
Basin Electric Power Cooperative
4.75%, 04/26/47 (b) (f)	300	335
	Shares/Par[1]	Value
Commonwealth Edison Co.
3.75%, 08/15/47 (f)	97	101
Enel SpA
8.75%, 09/24/73 (b) (c)	276	343
Exelon Corp.
3.50%, 06/01/22 (k)	250	254
5.10%, 06/15/45	338	400
FirstEnergy Corp.
3.90%, 07/15/27	623	638
4.85%, 07/15/47 (l)	111	123
GenOn Americas Generation LLC
0.00%, 10/01/21 - 05/01/31 (i) (j)	860	818
Southern Co.
3.25%, 07/01/26	550	541
Wisconsin Energy Corp.
3.55%, 06/15/25 (f)	256	262
		4,293
Total Corporate Bonds And Notes (cost $87,839)		89,982
SENIOR LOAN INTERESTS 21.8%
Consumer Discretionary 8.5%
Amaya Holdings BV
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 08/01/21 (c)	503	506
American Axle & Manufacturing Holdings Inc.
Term Loan B, 3.62%, (3M LIBOR + 2.25%), 03/08/24 (c)	542	543
Aramark Services Inc.
Term Loan B, 3.35%, (3M LIBOR + 2.00%), 03/09/24 (c)	430	432
Term Loan B-1, 3.35%, (3M LIBOR + 2.00%), 03/07/25 (c)	500	502
Caesars Entertainment Operating Co.
Term Loan, 3.85%, (3M LIBOR + 2.50%), 03/31/24 (c)	587	587
Caesars Resort Collection LLC
1st Lien Term Loan B, 4.34%, (3M LIBOR + 2.75%), 09/28/24 (c)	862	865
CBS Radio Inc.
Term Loan B, 4.17%, 03/01/24	157	157
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (c) (m)	492	492
CityCenter Holdings LLC
Term Loan B, 3.85%, (3M LIBOR + 2.50%), 04/07/24 (c)	513	515
Cowlitz Tribal Gaming Authority
Term Loan, 11.85%, (3M LIBOR + 10.50%), 12/01/21 (c) (n)	420	468
CSC Holdings LLC
1st Lien Term Loan, 3.74%, (3M LIBOR + 2.25%), 07/15/25 (c)	357	355
Eldorado Resorts LLC
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 03/16/24 (c)	218	218
Four Seasons Hotels Ltd.
1st Lien Term Loan, 3.85%, (1Y LIBOR + 2.50%), 06/27/20 (c)	253	254
Golden Nugget Inc.
Incremental Term Loan, 4.86%, (3M LIBOR + 3.25%), 10/04/23 (c)	515	519
Helix Gen Funding LLC
Term Loan B, 5.08%, (3M LIBOR + 3.75%), 03/09/24 (c)	277	278
Jo-Ann Stores Inc.
Term Loan, 6.55%, (3M LIBOR + 5.00%), 10/21/23 (c)	447	430
Liberty Cablevision of Puerto Rico LLC
1st Lien Term Loan, 4.86%, (1Y LIBOR + 3.50%), 12/24/21 (c)	550	532
Mohegan Tribal Gaming Authority
Term Loan B, 5.35%, (3M LIBOR + 4.00%), 09/28/23 (c)	520	524
Numericable Group SA
Term Loan B-11, 4.13%, (3M LIBOR + 2.75%), 06/22/25 (c)	893	851

See accompanying Notes to Financial Statements.

42

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Outfront Media Capital LLC
Term Loan B, 3.55%, (3M LIBOR + 2.00%), 03/10/24 (c)	495	497
PetSmart Inc.
Term Loan B-2, 4.34%, (3M LIBOR + 3.00%), 10/10/22 (c)	402	320
Sally Holdings LLC
Term Loan B-1, 3.88%, (3M LIBOR + 2.50%), 06/22/24 (c)	100	100
Seminole Hard Rock Entertainment Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 05/15/20 (c)	517	520
Sinclair Television Group Inc.
Term Loan B, 0.00%, (3M LIBOR + 2.50%), 12/11/24 (c) (m)	400	399
Staples Inc.
Term Loan B, 5.49%, (3M LIBOR + 4.00%), 08/14/24 (c)	730	715
UFC Holdings LLC
1st Lien Term Loan, 4.81%, (3M LIBOR + 3.25%), 07/22/23 (c)	215	216
2nd Lien Term Loan, 9.05%, (3M LIBOR + 7.50%), 07/26/24 (c)	100	101
Univision Communications Inc.
Term Loan C-5, 4.10%, (3M LIBOR + 2.75%), 03/15/24 (c)	790	787
		12,683
Consumer Staples 1.2%
BJ's Wholesale Club Inc.
1st Lien Term Loan, 4.95%, (3M LIBOR + 3.50%), 01/27/24 (c)	320	315
Diamond (BC) BV
Term Loan , 4.42%, (3M LIBOR + 3.00%), 07/25/24 (c)	440	440
Dole Food Co. Inc.
Term Loan B, 4.30%, (3M LIBOR + 2.75%), 03/24/24 (c)	197	198
JBS USA LLC
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 10/30/22 (c)	844	828
		1,781
Energy 1.9%
California Resources Corp.
1st Lien Term Loan, 0.00%, (3M LIBOR + 4.75%), 11/14/22 (c) (m)	320	318
Chesapeake Energy Corp.
Term Loan, 8.95%, (3M LIBOR + 7.50%), 08/25/21 (c)	465	494
Foresight Energy LLC
1st Lien Term Loan, 7.08%, (3M LIBOR + 5.75%), 03/16/22 (c)	397	372
Medallion Midland Acquisition LLC
1st Lien Term Loan, 4.56%, (3M LIBOR + 3.25%), 10/31/24 (c)	150	150
Ocean Rig UDW Inc.
Term Loan, 8.25%, (3M Fixed + 8.00%), 09/20/24 (c)	364	367
Summit Midstream Partners Holdings LLC
Term Loan B, 7.35%, (3M LIBOR + 6.00%), 05/15/22 (c)	63	64
TEX Operations Co. LLC
Term Loan C, 4.08%, (3M LIBOR + 2.50%), 08/04/23 (c)	74	74
Term Loan B, 4.10%, (3M LIBOR + 2.50%), 08/04/23 (c)	418	420
Traverse Midstream Partners LLC
Term Loan, 5.33%, (3M LIBOR + 4.00%), 09/21/24 (c)	158	160
Ultra Resources Inc.
1st Lien Term Loan, 4.41%, (3M LIBOR + 3.00%), 04/14/24 (c)	500	499
		2,918
Financials 0.5%
BCP Renaissance Parent LLC
Term Loan B, 5.38%, (3M LIBOR + 4.00%), 09/20/24 (c)	131	133
	Shares/Par[1]	Value
Guggenheim Partners LLC
Term Loan, 4.10%, (3M LIBOR + 2.75%), 07/22/23 (c)	457	456
Tronox Finance LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 09/30/24 (c)	158	159
		748
Health Care 1.9%
Air Methods Corp.
Term Loan B, 4.83%, (3M LIBOR + 3.50%), 04/13/24 (c)	473	472
Alphabet Holding Co. Inc.
1st Lien Term Loan, 4.83%, (3M LIBOR + 3.50%), 08/15/24 (c)	488	472
2nd Lien Term Loan, 9.08%, (3M LIBOR + 7.75%), 08/15/25 (c)	295	274
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (c)	397	398
Endo Luxembourg Finance Co. I SARL
Term Loan B, 5.63%, (3M LIBOR + 4.25%), 04/06/24 (c)	353	355
PharMerica Corp.
1st Lien Term Loan, 4.90%, (3M LIBOR + 3.50%), 09/25/24 (c)	333	335
Surgery Center Holdings Inc.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 06/19/24 (c)	271	268
Valeant Pharmaceuticals International Inc.
Term Loan B, 4.94%, (3M LIBOR + 3.50%), 03/13/22 (c)	339	344
		2,918
Industrials 1.1%
Accudyne Industries LLC
Term Loan, 5.08%, (3M LIBOR + 3.75%), 08/02/24 (c)	170	171
Delta Air Lines Inc.
Term Loan B-1, 3.99%, (1Y LIBOR + 2.50%), 10/18/18 (c)	632	635
Gardner Denver Inc.
Term Loan B, 4.08%, (3M LIBOR + 2.75%), 07/30/24 (c)	634	636
Harsco Corp.
Term Loan B, 4.38%, (3M LIBOR + 3.00%), 12/06/24 (c)	237	240
		1,682
Information Technology 1.2%
Almonde Inc.
1st Lien Term Loan, 4.98%, (3M LIBOR + 3.50%), 05/03/24 (c)	146	146
2nd Lien Term Loan, 8.73%, (3M LIBOR + 7.25%), 05/03/25 (c)	50	50
Ancestry.com Operations Inc.
1st Lien Term Loan, 4.66%, (3M LIBOR + 3.25%), 10/19/23 (c)	563	565
Radiate Holdco LLC
1st Lien Term Loan, 4.35%, (3M LIBOR + 3.00%), 12/09/23 (c)	397	394
Tempo Acquisition LLC
Term Loan, 4.35%, (3M LIBOR + 3.00%), 04/20/24 (c)	597	595
		1,750
Materials 1.2%
Berry Plastics Group Inc.
Term Loan O, 3.41%, (3M LIBOR + 2.00%), 02/10/20 (c)	335	336
BWAY Holding Co.
Term Loan B, 4.60%, (3M LIBOR + 3.25%), 03/22/24 (c)	497	499
Klockner-Pentaplast of America Inc.
Term Loan B-2, 5.58%, (3M LIBOR + 4.25%), 06/29/22 (c)	549	553
MacDermid Inc.
Term Loan B-7, 3.85%, (3M LIBOR + 2.50%), 06/07/20 (c)	268	270

See accompanying Notes to Financial Statements.

43

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Tronox Blocked Borrower LLC
Term Loan B, 4.33%, (3M LIBOR + 3.00%), 09/15/24 (c)	68	69
		1,727
Real Estate 0.3%
MGM Growth Properties Operating Partnership LP
Term Loan B, 3.60%, (3M LIBOR + 2.25%), 04/15/23 (c)	381	383
Telecommunication Services 1.9%
CenturyLink Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/31/25 (c)	1,100	1,060
Frontier Communications Corp.
Term Loan B-1, 5.09%, (3M LIBOR + 3.75%), 05/31/24 (c)	845	809
Intelsat Jackson Holdings SA
Term Loan B-5, 0.00%, (3M EURIBOR + 6.625%), 01/15/24 (c) (m)	140	141
Sprint Communications Inc.
Term Loan B, 3.88%, (3M LIBOR + 2.50%), 02/29/24 (c)	397	397
Windstream Services LLC
Term Loan B-6, 5.50%, (3M LIBOR + 4.00%), 03/29/21 (c)	390	365
		2,772
Utilities 2.1%
Calpine Corp.
Term Loan B-8, 3.10%, (3M LIBOR + 1.75%), 12/26/19 (c)	760	760
Dynegy Inc.
Term Loan C-2, 4.25%, (3M LIBOR + 2.75%), 02/07/24 (c)	204	205
Energy Future Intermediate Holding Co. LLC
DIP Term Loan, 4.57%, (3M LIBOR + 3.00%), 06/23/18 (c)	1,140	1,142
Talen Energy Supply LLC
Term Loan B-1, 5.35%, (3M LIBOR + 4.00%), 07/15/23 (c)	848	853
Vistra Operations Co. LLC
Term Loan B-2, 4.24%, (3M LIBOR + 2.75%), 12/12/23 (c)	198	199
		3,159
Total Senior Loan Interests (cost $32,630)		32,521
GOVERNMENT AND AGENCY OBLIGATIONS 0.5%
Commercial Mortgage-Backed Securities 0.5%
Freddie Mac Multifamily Aggregation Risk Transfer
Series 2017-A-KT01, REMIC, 1.87%, (1M US LIBOR +/- MBS spread), 02/25/20 (c)	774	776
Total Government And Agency Obligations (cost $774)		776
PREFERRED STOCKS 0.1%
Energy 0.1%
NuStar Logistics LP, 7.63%, (callable at 25 beginning 02/05/18)	5	125
Total Preferred Stocks (cost $137)		125
OTHER EQUITY INTERESTS 0.0%
Quicksilver Resources Inc. Escrow (i) (n) (o)	3,156	—
Quicksilver Resources Inc. Escrow (i) (n) (o)	844	—
Total Other Equity Interests (cost $0)		—
COMMON STOCKS 0.6%
Energy 0.6%
Chaparral Energy Inc. (b) (i)	—	4
Chaparral Energy Inc. - Class A (f) (i)	20	480
Chaparral Energy Inc. - Class B (i) (p)	4	100
Ocean Rig UDW Inc. (d) (i)	11	299
Total Common Stocks (cost $938)		883
INVESTMENT COMPANIES 2.2%
Kayne Anderson MLP Investment Co. (f)	8	148
SPDR Barclays High Yield Bond ETF (f)	86	3,158
Total Investment Companies (cost $3,454)		3,306
	Shares/Par[1]	Value
SHORT TERM INVESTMENTS 4.3%
Investment Companies 4.3%
JNL Government Money Market Fund - Institutional Class, 1.16% (q) (r)	6,453	6,453
Total Short Term Investments (cost $6,453)		6,453
Total Investments 102.4% (cost $151,312)		153,103
Total Securities Sold Short (5.1)% (proceeds $7,529)		(7,601)
Other Derivative Instruments (0.2)%		(254)
Other Assets and Liabilities, Net 2.9%		4,329
Total Net Assets 100.0%		$149,577

(a)  The Fund had an unfunded commitment at December 31, 2017. See Unfunded Commitments in these Schedules of Investments.

(b)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $43,134 and 28.8%, respectively.

(c)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage-backed securities (“MBS”) are determined by tranches of underlying mortgage-backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(d)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(e)  Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(f)  All or a portion of the security is pledged or segregated as collateral.

(g)   Pay-in-kind security. Stated coupon is the pay-in-kind rate. The interest earned by the security may be paid in cash or additional par.

(h)   Perpetual security. Next contractual call date presented, if applicable.

(i)   Non-income producing security.

(j)  Issuer was in bankruptcy and/or was in default relating to principal and/or interest. Partial or no payments were paid on the last interest or dividend date. The aggregate value of these securities represented 0.7% of the Fund’s net assets.

(k)  Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(l)  The interest rate for this security is inversely affected by upgrades or downgrades to the credit rating of the issuer.

(m)   This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(n)   Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(o)   Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(p)   Security fair valued in good faith as a Level 2 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(q)   Investment in affiliate.

(r)  Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

44

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
SECURITIES SOLD SHORT (5.1%)
CORPORATE BONDS AND NOTES (5.1%)
Consumer Discretionary (1.6%)
AutoZone Inc.
3.25%, 04/15/25	(1,300)	$(1,297)
Harley-Davidson Inc.
3.50%, 07/28/25	(1,000)	(1,027)
		(2,324)
Information Technology (2.5%)
eBay Inc.
3.45%, 08/01/24	(1,500)	(1,526)
Intel Corp.
4.10%, 05/11/47	(700)	(776)
Qualcomm Inc.
3.25%, 05/20/27	(1,500)	(1,465)
		(3,767)
Real Estate (1.0%)
Simon Property Group LP
3.30%, 01/15/26	(1,500)	(1,510)
Total Corporate Bonds And Notes (proceeds $7,529)		(7,601)
Total Securities Sold Short (5.1%) (proceeds $7,529)		$(7,601)

JNL/T. Rowe Price Capital Appreciation Fund
COMMON STOCKS 62.3%
Consumer Discretionary 9.5%
Adient Plc	199	$15,693
Amazon.com Inc. (a) (b)	40	46,783
ARAMARK Corp.	995	42,510
AutoZone Inc. (a)	16	11,092
Comcast Corp. - Class A	314	12,558
Liberty Global Plc - Class C (a)	202	6,825
Magna International Inc.	374	21,211
O'Reilly Automotive Inc. (a)	80	19,254
Priceline Group Inc. (a) (b)	8	13,207
Relx Plc	611	14,371
Yum! Brands Inc.	477	38,925
		242,429
Consumer Staples 7.5%
British American Tobacco Plc	190	12,864
CVS Health Corp.	133	9,657
Dr. Pepper Snapple Group Inc.	399	38,765
Essity AB - Class B (a)	300	8,540
Kraft Heinz Foods Co.	412	32,007
Mondelez International Inc. - Class A	306	13,077
PepsiCo Inc.	108	12,996
Philip Morris International Inc.	494	52,238
Tyson Foods Inc. - Class A	158	12,782
		192,926
Energy 1.1%
Canadian Natural Resources Ltd.	326	11,630
Enterprise Products Partners LP	389	10,323
Total SA (c)	109	6,051
		28,004
Financials 7.0%
Bank of New York Mellon Corp. (b)	273	14,710
Intercontinental Exchange Inc.	219	15,452
Marsh & McLennan Cos. Inc.	921	74,930
NASDAQ Inc.	25	1,950
PNC Financial Services Group Inc. (b)	287	41,395
RSA Insurance Group Plc	1,302	11,132
State Street Corp. (b)	193	18,794
		178,363
Health Care 15.1%
Abbott Laboratories	911	51,978
Aetna Inc.	130	23,444
Anthem Inc.	82	18,563
Becton Dickinson & Co.	264	56,432
Biogen Inc. (a) (b)	74	23,433
Bioverativ Inc. (a)	4	211
CIGNA Corp.	45	9,119
	Shares/Par[1]	Value
Danaher Corp. (b)	679	63,009
Humana Inc.	48	12,001
PerkinElmer Inc.	756	55,285
Perrigo Co. Plc	81	7,097
Thermo Fisher Scientific Inc.	115	21,853
UnitedHealth Group Inc.	137	30,300
Zoetis Inc. - Class A (b)	187	13,457
		386,182
Industrials 5.1%
Equifax Inc.	182	21,426
Fortive Corp.	385	27,862
General Electric Co.	658	11,487
Johnson Controls International Plc	256	9,764
Middleby Corp. (a)	89	12,055
Roper Industries Inc.	118	30,475
Waste Connections Inc.	258	18,309
		131,378
Information Technology 14.4%
Alphabet Inc. - Class A (a) (b)	11	11,455
Alphabet Inc. - Class C (a) (b)	41	42,775
Apple Inc. (b)	92	15,501
Fidelity National Information Services Inc.	547	51,439
Fiserv Inc. (a)	567	74,405
Intuit Inc.	117	18,435
MasterCard Inc. - Class A (b)	103	15,639
Microsoft Corp.	682	58,330
Texas Instruments Inc.	134	13,998
Visa Inc. - Class A (b)	596	67,910
		369,887
Materials 0.9%
Amcor Ltd.	1,100	13,254
Ball Corp.	231	8,746
		22,000
Real Estate 0.3%
SBA Communications Corp. (a)	56	9,151
Utilities 1.4%
DTE Energy Co.	85	9,320
Eversource Energy	163	10,286
PG&E Corp.	391	17,517
		37,123
Total Common Stocks (cost $1,421,862)		1,597,443
TRUST PREFERRED 0.2%
Utilities 0.2%
SCE Trust II, 5.10%, (callable at 25 beginning 03/15/18) (c) (d)	—	6
SCE Trust III, 5.75%, (callable at 25 beginning 03/15/24) (c) (d)	8	225
SCE Trust IV, 5.38%, (callable at 25 beginning 09/15/25) (c) (d)	78	1,999
SCE Trust V, 5.45%, (callable at 25 beginning 03/15/26) (d)	25	661
SCE Trust VI, 5.00%, (callable at 25 beginning 06/26/22) (d)	50	1,201
Total Trust Preferreds (cost $4,075)		4,092
PREFERRED STOCKS 2.5%
Financials 0.4%
Charles Schwab Corp., 5.95%, (callable at 25 beginning 06/01/21) (d)	4	108
Charles Schwab Corp. - Series C, 6.00%, (callable at 25 beginning 12/01/20) (d)	75	2,016
State Street Corp. - Series S, 6.00%, (callable at 25 beginning 12/15/19) (d)	6	171
U.S. Bancorp - Series F, 6.50%, (callable at 25 beginning 01/15/22) (d)	25	706
Wells Fargo & Co. - Series L, 7.50% (d) (e)	5	7,108
		10,109
Health Care 0.9%
Becton Dickinson & Co. - Series A, 6.13%, 05/01/20 (e)	416	24,067
Real Estate 0.5%
American Tower Corp., 5.50%, 02/15/18 (e)	72	9,005

See accompanying Notes to Financial Statements.

45

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Crown Castle International Corp. - Series A, 6.88%, 08/01/20 (e)	2	2,462
		11,467
Utilities 0.7%
Alabama Power Co. - Series A, 5.00%, (callable at 25 begininng 10/01/22) (c) (d)	55	1,462
DTE Energy Co., 6.50%, 10/01/19 (e)	170	9,194
DTE Energy Co., 5.25%, 12/01/77	205	5,268
NextEra Energy Inc., 6.12%, 09/01/19 (e)	41	2,316
		18,240
Total Preferred Stocks (cost $59,869)		63,883
INVESTMENT COMPANIES 0.1%
Consumer Discretionary Select Sector SPDR Fund (c)	19	1,885
SPDR Financial Select Sector ETF	34	955
T. Rowe Price Institutional Floating Rate Fund (f)	115	1,157
Total Investment Companies (cost $3,990)		3,997
NON-U.S. GOVERNMENT AGENCY ASSET-BACKED SECURITIES 0.1%
Continental Airlines Inc. Pass-Through Trust
Series 2012-A-1, 4.15%, 04/11/24	16	16
Taco Bell Funding LLC
Series 2016-A2I-1A, 3.83%, 05/26/20 (g)	904	916
US Airways Pass-Through Trust
Series 2012-B-2, 6.75%, 06/03/21 (h) (i)	135	147
Series 2012-PTT-2A, 4.63%, 06/03/25	379	401
Series 2013-A-1, 3.95%, 11/15/25	227	235
Wendys Funding LLC
Series 2015-A2I-1A, 3.37%, 06/15/45 (g)	196	196
Total Non-U.S. Government Agency Asset-Backed Securities (cost $1,894)		1,911
CORPORATE BONDS AND NOTES 19.0%
Consumer Discretionary 5.0%
Amazon.com Inc.
2.60%, 12/05/19	3,865	3,906
ARAMARK Services Inc.
5.00%, 04/01/25 (g)	5,735	6,043
AutoZone Inc.
1.63%, 04/21/19	2,295	2,275
2.50%, 04/15/21	590	585
CCO Holdings LLC
5.25%, 03/15/21	650	661
5.25%, 09/30/22	3,000	3,075
5.75%, 09/01/23 - 01/15/24	4,315	4,434
Cedar Fair LP
5.38%, 06/01/24	3,140	3,297
5.38%, 04/15/27 (g)	825	869
Cequel Communications Escrow I LLC
6.38%, 09/15/20 (c) (g)	3,228	3,274
Charter Communications Operating LLC
3.58%, 07/23/20	2,525	2,571
DISH DBS Corp.
4.25%, 04/01/18	845	848
Dollar Tree Inc.
5.75%, 03/01/23	4,125	4,326
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24	2,100	2,125
KFC Holding Co.
5.00%, 06/01/24 (g)	1,835	1,899
5.25%, 06/01/26 (g)	2,675	2,821
4.75%, 06/01/27 (c) (g)	8,550	8,735
Lamar Media Corp.
5.88%, 02/01/22 (c)	450	460
Limited Brands Inc.
8.50%, 06/15/19	4,185	4,523
McDonald's Corp.
2.10%, 12/07/18	85	85
Netflix Inc.
5.88%, 02/15/25	2,500	2,667
4.38%, 11/15/26 (c)	9,060	8,885
4.88%, 04/15/28 (g)	14,985	14,676
Service Corp. International
7.63%, 10/01/18	410	426
5.38%, 05/15/24	4,030	4,249
	Shares/Par[1]	Value
4.63%, 12/15/27	1,325	1,345
Sirius XM Radio Inc.
6.00%, 07/15/24 (g)	4,130	4,367
Tesla Inc.
5.30%, 08/15/25 (c) (g)	7,945	7,649
Time Warner Cable Inc.
6.75%, 07/01/18	2,750	2,809
Unitymedia KabelBW GmbH
6.13%, 01/15/25 (g)	5,425	5,733
Yum! Brands Inc.
6.25%, 03/15/18	2,620	2,635
5.30%, 09/15/19 (c)	1,890	1,966
3.88%, 11/01/20	2,760	2,819
3.75%, 11/01/21 (c)	7,031	7,149
3.88%, 11/01/23 (c)	2,595	2,609
6.88%, 11/15/37	1,165	1,280
5.35%, 11/01/43 (c)	985	956
		129,032
Consumer Staples 0.4%
B&G Foods Inc.
4.63%, 06/01/21	825	835
Kroger Co.
2.00%, 01/15/19	1,120	1,117
PepsiCo Inc.
1.25%, 04/30/18 (c)	370	369
Philip Morris International Inc.
1.86%, (3M US LIBOR + 0.42%), 02/21/20 (j)	1,280	1,285
2.00%, 02/21/20	1,300	1,294
2.63%, 02/18/22	1,610	1,608
Spectrum Brands Inc.
6.63%, 11/15/22	1,015	1,054
6.13%, 12/15/24	1,350	1,431
TreeHouse Foods Inc.
6.00%, 02/15/24 (g)	200	208
		9,201
Energy 0.2%
Canadian Natural Resources Ltd.
1.75%, 01/15/18	550	550
Chevron Corp.
1.37%, 03/02/18	2,850	2,848
Enbridge Energy Partners LP
6.50%, 04/15/18	75	76
EQT Corp.
8.13%, 06/01/19	180	194
Matador Resources Co.
6.88%, 04/15/23	1,275	1,342
		5,010
Financials 2.6%
Anheuser-Busch InBev Finance Inc.
1.90%, 02/01/19	630	629
2.64%, (3M US LIBOR + 1.26%), 02/01/21 (j)	1,400	1,442
2.65%, 02/01/21	2,110	2,121
3.30%, 02/01/23	1,875	1,918
Bank of New York Mellon Corp.
4.63%, (callable at 100 beginning 09/20/26) (d)	1,225	1,246
4.95%, (callable at 100 beginning 06/20/20) (d)	3,075	3,187
Caterpillar Financial Services Corp.
2.25%, 12/01/19	1,935	1,937
CNH Capital LLC
3.63%, 04/15/18	3,575	3,582
Ford Motor Credit Co. LLC
2.15%, 01/09/18	1,500	1,500
5.00%, 05/15/18	1,525	1,541
2.38%, 03/12/19	3,475	3,474
2.60%, 11/04/19	4,525	4,529
HUB International Ltd.
7.88%, 10/01/21 (g)	5,195	5,414
Level 3 Financing Inc.
5.38%, 08/15/22	1,775	1,798
5.63%, 02/01/23	1,650	1,667
Marsh & McLennan Cos. Inc.
2.35%, 03/06/20	440	440
2.75%, 01/30/22	1,090	1,092
3.30%, 03/14/23	1,205	1,231

See accompanying Notes to Financial Statements.

46

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
MSCI Inc.
5.25%, 11/15/24 (g)	2,980	3,151
5.75%, 08/15/25 (g)	695	745
PNC Financial Services Group Inc.
5.00%, (callable at 100 beginning 11/01/26) (c) (d)	5,535	5,884
Reckitt Benckiser Treasury Services Plc
2.23%, (3M US LIBOR + 0.56%), 06/24/22 (g) (j)	3,145	3,144
Shell International Finance BV
1.86%, (3M US LIBOR + 0.45%), 05/11/20 (j)	465	468
State Street Corp.
5.25%, (callable at 100 beginning 09/15/20) (d)	2,150	2,258
Trinity Acquisition Plc
4.40%, 03/15/26	2,530	2,679
US Bancorp
5.30%, (callable at 100 beginning 04/15/27) (d)	2,995	3,250
Ziggo Secured Finance BV
5.50%, 01/15/27 (g)	6,025	6,010
		66,337
Health Care 2.9%
Becton Dickinson & Co.
2.68%, 12/15/19	854	857
2.54%, (3M US LIBOR + 1.03%), 06/06/22 (j)	2,765	2,775
3.36%, 06/06/24	2,810	2,816
Centene Corp.
5.63%, 02/15/21	6,779	6,988
4.75%, 05/15/22	4,090	4,257
6.13%, 02/15/24	3,495	3,716
Eli Lilly & Co.
1.25%, 03/01/18	745	744
Fresenius Medical Care US Finance Inc.
5.75%, 02/15/21 (g)	380	410
HCA Inc.
3.75%, 03/15/19	1,200	1,211
4.25%, 10/15/19	2,985	3,047
6.50%, 02/15/20	13,346	14,213
Hologic Inc.
5.25%, 07/15/22	9,630	10,014
4.38%, 10/15/25 (g)	2,661	2,708
Medtronic Global Holdings SCA
1.70%, 03/28/19	3,900	3,883
3.35%, 04/01/27	2,345	2,405
Medtronic Inc.
1.50%, 03/15/18	2,380	2,377
2.50%, 03/15/20	2,635	2,649
Pfizer Inc.
1.20%, 06/01/18	4,503	4,489
Teleflex Inc.
4.88%, 06/01/26	275	283
4.63%, 11/15/27	520	525
Thermo Fisher Scientific Inc.
3.20%, 08/15/27	4,260	4,219
Universal Health Services Inc.
3.75%, 08/01/19 (g)	190	193
		74,779
Industrials 1.5%
3M Co.
2.25%, 03/15/23	3,670	3,640
2.88%, 10/15/27	4,950	4,915
Burlington Northern Santa Fe LLC
3.25%, 06/15/27	2,585	2,642
Fortive Corp.
1.80%, 06/15/19	105	104
IHS Markit Ltd.
5.00%, 11/01/22 (g)	3,940	4,261
Lennox International Inc.
3.00%, 11/15/23	340	333
Manitowoc Foodservice Inc.
9.50%, 02/15/24	625	711
Moog Inc.
5.25%, 12/01/22 (g)	525	544
Northrop Grumman Corp.
2.55%, 10/15/22	5,385	5,342
2.93%, 01/15/25	5,955	5,917
	Shares/Par[1]	Value
3.25%, 01/15/28	9,099	9,111
Xylem Inc.
4.88%, 10/01/21	125	135
3.25%, 11/01/26	250	249
		37,904
Information Technology 1.9%
Amphenol Corp.
2.20%, 04/01/20	1,000	995
3.20%, 04/01/24	500	501
Apple Inc.
1.50%, 09/12/19	7,702	7,637
Fiserv Inc.
2.70%, 06/01/20	4,825	4,849
Harris Corp.
2.00%, 04/27/18	570	570
Microsoft Corp.
3.30%, 02/06/27	20,995	21,658
NXP BV
3.75%, 06/01/18 (g)	11,025	11,061
4.13%, 06/15/20 (g)	200	204
Texas Instruments Inc.
2.90%, 11/03/27	1,250	1,240
		48,715
Materials 0.6%
Ecolab Inc.
2.00%, 01/14/19 (c)	1,585	1,583
Reynolds Group Holdings Inc.
6.88%, 02/15/21	2,408	2,446
Reynolds Group Issuer Inc.
5.75%, 10/15/20	5,728	5,823
4.86%, (3M US LIBOR + 3.50%), 07/15/21 (g) (j)	3,425	3,492
5.13%, 07/15/23 (g)	1,340	1,388
		14,732
Real Estate 1.3%
American Tower Corp.
3.30%, 02/15/21	1,800	1,833
CBRE Services Inc.
5.00%, 03/15/23	1,075	1,104
Crown Castle International Corp.
4.88%, 04/15/22	5,675	6,091
5.25%, 01/15/23	10,150	11,111
Iron Mountain Inc.
4.38%, 06/01/21 (g)	1,020	1,036
6.00%, 08/15/23	2,825	2,952
5.75%, 08/15/24	3,590	3,628
SBA Communications Corp.
4.88%, 07/15/22	6,462	6,659
		34,414
Telecommunication Services 1.0%
SBA Communications Corp.
4.88%, 09/01/24	10,150	10,424
T-Mobile USA Inc.
6.84%, 04/28/23	1,200	1,257
Verizon Communications Inc.
2.60%, (3M US LIBOR + 1.00%), 03/16/22 (j)	3,100	3,160
3.13%, 03/16/22	3,500	3,546
Virgin Media Finance Plc
6.00%, 10/15/24 (g)	3,050	3,126
Virgin Media Secured Finance Plc
5.25%, 01/15/26 (g)	3,700	3,764
		25,277
Utilities 1.6%
Berkshire Hathaway Energy Co.
2.40%, 02/01/20	1,255	1,256
CMS Energy Corp.
8.75%, 06/15/19	17	18
Dominion Resources Inc.
2.96%, 07/01/19 (k)	170	171
DTE Energy Co.
3.80%, 03/15/27	5,700	5,882
Edison International
2.13%, 04/15/20	4,675	4,635

See accompanying Notes to Financial Statements.

47

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

	Shares/Par[1]	Value
Eversource Energy
2.75%, 03/15/22	2,725	2,726
2.90%, 10/01/24	2,250	2,229
NiSource Finance Corp.
3.49%, 05/15/27	4,160	4,226
4.38%, 05/15/47	4,110	4,483
NSTAR Electric Co.
3.20%, 05/15/27	3,215	3,250
Pacific Gas & Electric Co.
3.30%, 03/15/27	3,310	3,288
Southern California Gas Co.
3.20%, 06/15/25	1,475	1,504
Southern Co.
1.55%, 07/01/18	3,005	2,999
1.85%, 07/01/19	620	616
Virginia Electric & Power Co.
3.15%, 01/15/26	1,895	1,909
3.50%, 03/15/27	2,455	2,535
		41,727
Total Corporate Bonds And Notes (cost $485,128)		487,128
SENIOR LOAN INTERESTS 1.2%
Consumer Discretionary 0.1%
Charter Communications Operating LLC
Term Loan B, 0.00%, (3M LIBOR + 2.00%), 04/30/25 (j) (l)	1,925	1,926
Dollar Tree Inc.
Term Loan, 4.25%, 07/06/22	75	75
Kasima LLC
Term Loan, 3.84%, (1Y LIBOR + 2.50%), 05/17/21 (j)	177	179
		2,180
Energy 0.1%
BCP Raptor LLC
Term Loan B, 5.73%, (3M LIBOR + 4.25%), 06/06/24 (j)	3,408	3,419
Financials 0.5%
HUB International Ltd.
Term Loan B, 4.41%, (3M LIBOR + 3.00%), 09/16/20 (j)	11,954	12,003
Institutional Shareholder Services Inc.
Term Loan, 0.00%, (3M LIBOR + 3.75%), 01/16/18 (h) (i) (j) (l)	38	38
Term Loan, 5.11%, (3M LIBOR + 3.75%), 10/03/24 (h) (i) (j)	422	422
Vantiv LLC
Term Loan, 0.00%, (3M LIBOR + 2.25%), 09/20/22 (j) (l)	1,420	1,425
		13,888
Health Care 0.2%
Change Healthcare Holdings Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 02/02/24 (j)	4,908	4,915
Prestige Brands Inc.
Term Loan B-5, 4.10%, (3M LIBOR + 2.75%), 01/20/24 (j)	167	168
		5,083
Industrials 0.1%
Welbilt Inc.
Term Loan B, 4.10%, (3M LIBOR + 2.75%), 01/26/23 (j)	2,403	2,419
Information Technology 0.1%
Fiserv Inc.
Term Loan, 2.49%, (3M LIBOR + 1.25%), 10/25/18 (h) (i) (j) (m)	260	259
Global Payments Inc.
Term Loan, 3.35%, (3M LIBOR + 1.75%), 05/02/22 (h) (i) (j)	1,487	1,487
		1,746
Materials 0.1%
H.B. Fuller Co.
Term Loan B, 3.75%, (3M LIBOR + 2.25%), 10/15/24 (j)	1,387	1,390
Total Senior Loan Interests (cost $29,930)		30,125
	Shares/Par[1]	Value
GOVERNMENT AND AGENCY OBLIGATIONS 2.4%
U.S. Treasury Securities 2.4%
U.S. Treasury Note
2.25%, 11/15/27 (c)	61,602	60,716
Total Government And Agency Obligations (cost $60,313)		60,716
SHORT TERM INVESTMENTS 15.4%
Investment Companies 12.4%
JNL Government Money Market Fund - Institutional Class, 1.16% (f) (n)	4,558	4,558
T. Rowe Price Government Reserve Fund, 1.23% (f) (n)	313,813	313,813
		318,371
Securities Lending Collateral 3.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.30% (n)	76,920	76,920
Total Short Term Investments (cost $395,291)		395,291
Total Investments 103.2% (cost $2,462,352)		2,644,586
Total Purchased Options 0.1% (cost $1,058)		2,401
Other Derivative Instruments (0.6)%		(15,806)
Other Assets and Liabilities, Net (2.7)%		(68,543)
Total Net Assets 100.0%		$2,562,638

(a)  Non-income producing security.

(b)  All or a portion of the security is subject to a written call option.

(c)   All or portion of the security was on loan.

(d)   Perpetual security. Next contractual call date presented, if applicable.

(e)   Convertible security.

(f)  Investment in affiliate.

(g)  The Sub-Adviser has deemed this security which is exempt from registration under the Securities Act of 1933, as amended, to be liquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited. As of December 31, 2017, the value and the percentage of net assets of these liquid securities was $108,037 and 4.2%, respectively.

(h)  The Sub-Adviser has deemed this security to be illiquid based on procedures approved by the Jackson Variable Series Trust's Board of Trustees. Determinations of liquidity are unaudited.

(i)  Security is restricted to resale to institutional investors. See Restricted Securities in these Schedules of Investments.

(j)  Security has a variable rate. Interest rates reset periodically. Rate stated was in effect as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are presented. Certain variable rate securities do not indicate a reference rate and spread because they are determined by the issuer, remarketing agent, or offering documents and are based on current market conditions. The coupon rate for securities with certain features outlined in the offering documents may vary from the stated reference rate and spread. This includes, but is not limited to, securities with deferred rates, contingent distributions, caps, floors, and fixed-rate to float-rate features. In addition, variable rates for government and agency collateralized mortgage obligations (“CMO”) and mortgage backed securities (“MBS”) are determined by tranches of underlying mortgage backed security pools’ cash flows into securities and pass-through rates which reflects the rate earned on the asset pool after management and guarantee fees are paid to the securitizing corporation. CMO and MBS variable rates are determined by a formula set forth in the security’s offering documents.

(k)   Security is a step-up bond where the coupon may increase or step up at a future date or as the result of an upgrade or downgrade to the credit rating of the issuer. Rate stated was the coupon as of December 31, 2017.

(l)  This variable rate senior loan will settle after December 31, 2017. The reference rate and spread presented will go into effect upon settlement.

(m)  Security fair valued in good faith as a Level 3 security in accordance with the procedures approved by the Jackson Variable Series Trust's Board of Trustees. Good faith fair valued securities are classified for Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820 "Fair Value Measurement" based on the applicable valuation inputs. See FASB ASC Topic 820 in the Notes to Financial Statements.

(n)   Yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See accompanying Notes to Financial Statements.

48

Jackson Variable Series Trust Sub-Advised Funds

Schedules of Investments (in thousands)

December 31, 2017

Currency Abbreviations:

AED - United Arab Emirates Dirham	EGP - Egyptian Pound	MAD - Moroccan Dirham	THB - Thai Baht
ARS - Argentine Peso	EUR - European Currency Unit (Euro)	MXN - Mexican Peso	TRY - New Turkish Lira
AUD - Australian Dollar	GBP - British Pound	NOK - Norwegian Krone	UGX - Uganda Shilling
BHD - Bahraini Dinar	GEL - Georgian Lari	NZD - New Zealand Dollar	USD - United States Dollar
BRL - Brazilian Real	HKD - Hong Kong Dollar	OMR - Omani Rial	UYU - Uruguayan Peso
CAD - Canadian Dollar	HUF - Hungarian Forint	PEN - Peruvian Nuevo Sol	ZAR - South African Rand
CHF - Swiss Franc	IDR - Indonesian Rupiah	PHP - Philippine Peso
CLF - Chilean Unidad de Fomento	ILS - Israeli New Shekel	PLN - Polish Zloty
CLP - Chilean Peso	INR - Indian Rupee	QOF - Qatari Riyal - Offshore
CNH - Chinese Offshore Yuan	ISK - Icelandic Krona - Onshore	RSD - Serbian Dinar
CNY - Chinese Yuan	JPY - Japanese Yen	RUB - Russian Ruble
COP - Colombian Peso	KRW - Korean Won	SAR - Saudi Riyal
CZK - Czech Republic Korunas	KZT - Kazakh Tenge	SEK - Swedish Krona
DOP - Dominican Peso		SGD - Singapore Dollar

Abbreviations:

ADR - American Depositary Receipt	iTraxx - Group of international credit derivative indexes monitored
ASX - Australian Stock Exchange	by the International Index Company
AU - Australia	JSC - Joint Stock Company
CDX.EM - Credit Default Swap Index - Emerging Markets	JSE - Johannesburg Stock Exchange
CDX.NA.HY - Credit Default Swap Index - North American - High Yield	LIBID - London Interbank Bid Rate
CDX.NA.IG - Credit Default Swap Index - North American - Investment Grade	LIBOR - London Interbank Offer Rate
CLO - Collateralized Loan Obligation	LME - London Metal Exchange
CMT - Chartered Market Technician	MBS - Mortgage Backed Security
CPURNSA - CPI Consumers Index Non-Seasonally Adjusted	MCDX.NA - Municipal Credit Defualt Swap Index - North American
EAFE - Europe, Australia and Far East	MLP - Master Limited Partnership
ETF - Exchange Traded Fund	MSCI - Morgan Stanley Capital International
EU - European Union	NASDAQ - National Association of Securities Dealers Automated Quotations
Euribor - Europe Interbank Offered Rate	OAT - Obligations Assimilables du Tresor
Euro-Bobl - debt instrument issued by the Federal Republic of Germany	PIK - Paid in Kind
with a term of 4.5 to 5.5 years	RBOB - Reformulated Gasoline Blendstock for Oxygen Blending
Euro-Bund - debt instrument issued by the Federal Republic of Germany	REMIC - Real Estate Mortgage Investment Conduit
with a term of 8.5 to 10.5 years	SGX - Singapore Exchange
Euro-OAT - debt instrument issued by the Republic of France	SPDR - Standard & Poor's Depositary Receipt
with a term of 8.5 to 10.5 years	SPI - Schedule Performance Index
Euro-Schatz - debt instrument issued by the Federal Republic of Germany	ULSD - Ultra Low Sulfur Diesel
with a term of 1.75 to 2.25 years	US - United States
FTSE - Financial Times and the London Stock Exchange
GB - United Kingdom

Counterparty Abbreviations:

APS - Amherst Pierpont Securities LLC	GSC - Goldman Sachs & Co.
BBP - Barclays Bank Plc	JPM - JPMorgan Chase Bank N.A.
BCL - Barclays Capital Inc.	MLP - Merrill Lynch, Pierce, Fenner, & Smith
BMO - Bank of Montreal	MSC - Morgan Stanley & Co., Incorporated
BNP - BNP Paribas Securities	NSI - Nomura Securities International Inc.
BOA - Banc of America Securities LLC/Bank of America NA	RBC - Royal Bank of Canada
CCI - Citicorp Securities, Inc.	SCB - Standard Chartered Bank
CGM - Citigroup Global Markets	SGB - Societe Generale Bannon LLC
CIT - Citibank, Inc.	SIG - Susquehanna Investment Group
CSI - Credit Suisse Securities, LLC	SSB - State Street Brokerage Services, Inc.
DUB - Deutsche Bank Alex Brown Inc.	WFI - Wells Fargo Securities, Inc.
GSI - Goldman Sachs International	UBS - UBS Securities LLC

1Rounded par and notional amounts are listed in USD unless otherwise noted. Options are quoted in unrounded number of contracts or unrounded notional. Futures are quoted in unrounded contracts.

"-" Amount rounds to less than one thousand or 0.05%.

See accompanying Notes to Financial Statements.

49

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Jackson Variable Series Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments or summary schedules of investments, where applicable, of each series within Jackson Variable Series Trust including JNL/BlackRock Global Long Short Credit Fund, JNL/DFA U.S. Small Cap Fund, JNL/DoubleLine® Total Return Fund, JNL/PIMCO Credit Income Fund, JNL/PPM America Long Short Credit Fund and JNL/T. Rowe Price Capital Appreciation Fund (the “Funds”) as of December 31, 2017, the related statements of operations, for the year then ended and the statement of cash flows with respect to JNL/PIMCO Credit Income Fund, for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR) and the schedules of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, JNL/PIMCO Credit Income Fund’s cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians, transfer agents and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as auditor of certain JNL investment companies since 2001.

Chicago, Illinois

February 23, 2018

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made.

Item 11. Controls and Procedures.

(a)	The registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized, and reported within the periods specified in the rules and forms of the U.S. Securities and Exchange Commission. Such information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within ninety (90) days prior to the filing date of this report on Form N-CSR, the registrant had carried out an evaluation, under the supervision and with the participation of the registrant’s management, including the registrant’s principal executive officer and the registrant’s principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on such evaluation, the registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal controls over financial reporting. There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (as defined in Item 2(b) of Form N-CSR) is attached hereto.

(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

(3) Not applicable.

(b)	The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Jackson Variable Series Trust

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark D. Nerud
Mark D. Nerud
Principal Executive Officer

Date:	March 6, 2018

By:	/s/ Daniel W. Koors
Daniel W. Koors
Principal Financial Officer

Date:	March 6, 2018

EXHIBIT LIST

Exhibit 12(a)(1)	Registrant’s Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

Exhibit 12(a)(2)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

Exhibit 12(b)	Certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.